As filed with the Securities and Exchange Commission on December 15, 2023
Securities Act File No. 333-

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-2

REGISTRATION STATEMENT
UNDER

THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.	☐
Post-Effective Amendment No.	☐

BLUE OWL TECHNOLOGY INCOME CORP.
(Exact name of registrant as specified in charter)

399 Park Avenue
New York, NY 10022
(212) 419-3000
(Address and telephone number, including area code, of principal executive offices)

Bryan Cole
Chief Operating Officer and Chief Financial Officer
399 Park Avenue
New York, NY 10022
(Name and address of agent for service)

COPIES TO:

Cynthia M. Krus, Esq.
Kristin H. Burns, Esq.
Dwaune L. Dupree, Esq.
Eversheds Sutherland (US) LLP
700 Sixth Street, NW
Washington, DC 20004
Tel: (202) 383-0100
Fax: (202) 637-3593

Approximate date of commencement of proposed public offering:
As soon as practicable after the effective date of this Registration Statement.

☐	Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.

☒
Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.

☐	Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.

☐
Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.

☐
Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

It is proposed that this filing will become effective (check appropriate box):

☐	when declared effective pursuant to Section 8(c) of the Securities Act.

☒	immediately upon filing pursuant to paragraph (b) of Rule 486.

☐	on (date) pursuant to paragraph (b) of Rule 486.

☐	60 days after filing pursuant to paragraph (a) of Rule 486.

☐	on (date) pursuant to paragraph (a) of Rule 486.
If appropriate, check the following box:

☐	This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

☐
This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:            .

☐
This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:            .

☐
This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:            .

Check each box that appropriately characterizes the Registrant:

☐	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“Investment Company Act”)).

☒	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).

☐	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).

☐	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).

☐	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).

☒	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”).

☐
If an Emerging Growth Company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act.

☐	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

Explanatory Note
Pursuant to a registration statement (File No. 333-260095), dated October 6, 2021, as amended, on Form N-2 filed by Blue Owl Technology Income Corp. (f/k/a Owl Rock Technology Income Corp.) (the “Registrant”) a total of $5,000,000,000 common shares of beneficial interest, par value $0.01 per share, were previously registered. This Registration Statement has registered an additional $5,000,000,000 of common shares, resulting in a total of $10,000,000,000 in registered common shares.

Prospectus

Blue Owl Technology Income Corp.
Maximum Offering of up to $5,000,000,000 in
Class S, Class D and Class I Shares of Common Stock

Blue Owl Technology Income Corp. (f/k/a Owl Rock Technology Income Corp.) (the “Company, “we,” “us,” or “our”) is an externally managed closed-end management investment company that has elected to be regulated as a business development company, or BDC, under the Investment Company Act of 1940, as amended (the “1940 Act”). We are managed by Blue Owl Technology Credit Advisors II LLC (f/k/a Owl Rock Technology Advisors II LLC) (“the Adviser” or our “Adviser”) pursuant to an investment advisory agreement. Our Adviser is registered as an investment adviser with the U.S. Securities and Exchange Commission (the “SEC”), an indirect affiliate of Blue Owl Capital, Inc. (“Blue Owl”) (NYSE: OWL) and part of Blue Owl’s Credit platform, which focuses on direct lending. We also have elected to be treated for U.S. federal income tax purposes, and intend to qualify annually, as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”).
We are an emerging growth company as defined in the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”), and are subject to reduced public company reporting requirements.
We invest in a broad range of established and high growth technology companies that capitalize on the large and growing demand for technology products and services. These companies use technology extensively to improve business processes, applications and opportunities or seek to grow through technological developments and innovations. These companies operate in technology-related industries or sectors which include, but are not limited to, application software, systems software, healthcare information technology, technology services and infrastructure, financial technology and internet and digital media. Within each industry or sector, we invest in companies that develop or offer goods and services to businesses and consumers which utilize scientific knowledge, including techniques, skills, methods, devices and processes, to solve problems. We refer to all of these companies as “technology-related” companies and intend, under normal circumstances, to invest at least 80% of the value of its total assets in such businesses.
We expect that generally our portfolio composition will be majority debt or income producing securities, which may include “covenant-lite” loans (i.e., loans that do not have a complete set of financial maintenance covenants), with a lesser allocation to equity-related opportunities. To a lesser extent, we may make investments in syndicated loan opportunities, including in publicly traded debt instruments, for cash management purposes. In addition, our portfolio composition may fluctuate from time to time based on market conditions and interest rates.
We rely on exemptive relief that has been granted to Blue Owl Credit Advisors LLC (f/k/a Owl Rock Capital Advisors LLC) (“OCA”), an affiliate of our Adviser, which permits us to offer multiple classes of shares of common stock and to impose varying sales loads, asset-based service and/or distribution fees and early withdrawal fees. We are offering on a best efforts, continuous basis up to $5 billion in any combination of amount of shares of Class S, Class D and Class I common stock. Class S, Class D and Class I shares were offered at prices per share of $10.21, $10.21 and $10.21, respectively, as of November 1, 2023. Each class of common stock is offered through Blue Owl Securities LLC (d/b/a Blue Owl Securities) (the “Dealer Manager”). The initial minimum permitted purchase by each individual investor is $25 thousand in Class S or Class D shares, or $1 million in Class I shares unless such minimums are waived by the Dealer Manager. As of November 1, 2023, we have issued approximately 37,704,808 shares of our Class S common stock, approximately 2,465,413 shares of our Class D common stock, and approximately 16,676,431 shares of our Class I common stock in our public offering, and have raised total gross proceeds of approximately $383.1 million, approximately $25.0 million, and approximately $167.8 million, respectively, including seed capital of $1,000 contributed by Blue Owl Technology Credit Advisors LLC (f/k/a Owl Rock Technology Advisors LLC), an affiliate of the Adviser, in September 2021 and approximately $50.0 million in gross proceeds raised from entities affiliated with the Adviser. In addition, the Company has issued approximately 124,908,654 shares of its Class I common stock in an offering exempt from the registration provisions of the Securities Act, pursuant to Section 4(a)(2) and/or Regulation S thereunder and raised gross proceeds of approximately $1,255.9 million.
No upfront selling commission, dealer manager fees, or other similar placement fees (together, the “Upfront Sales Load”) will be paid to the Company or Dealer Manager with respect to the Class S and Class D shares, however, if such Class S shares or Class D shares are purchased through certain financial intermediaries, those financial intermediaries may directly charge transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided
that the selling agents limit such charges to 3.50% of the net offering price per share for each Class S share and 1.50% of the net offering price per share for each Class D share. Financial intermediaries will not charge such fees on Class I shares.

•	You should not expect to be able to sell your shares regardless of how we perform.

•	If you are able to sell your shares, you likely will receive less than your purchase price.

•	We do not intend to list our shares on any securities exchange and we do not expect a secondary market in our shares to develop.

•
We may, from time to time, determine to repurchase a portion of the shares of our common stock, and if we do, we expect that only a limited number of shares will be eligible for repurchase. In addition, any such repurchases will be at prices determined by our board of directors, which may be at a discount to the price at which you purchased shares of our common stock in this offering.

•	You should consider that you may not have access to the money you invest for an indefinite period of time.

•
The Incentive Fees payable by the Company to the Adviser may create an incentive for the Adviser to pursue investments that are riskier or more speculative than would be the case in the absence of such compensation arrangement.

•	Investors in our Class S and Class D shares will be subject to ongoing servicing fees of 0.85% and 0.25%, respectively. See “Share Class Specifications.”

•	An investment in shares of our common stock is not suitable for you if you need access to the money you invest. See “Suitability Standards” and “Perpetual-Life BDC.”

•	Because you will be unable to sell your shares, you will be unable to reduce your exposure in any market downturn.

•
Distributions on our common stock may exceed our taxable earnings and profits. Therefore, portions of the distributions that we pay may represent a return of capital to you for U.S. federal income tax purposes. A return of capital is a return of a portion of your original investment in shares of our common stock. As a result, a return of capital will (i) lower your adjusted tax basis in your shares and thereby increase the amount of capital gain (or decrease the amount of capital loss) realized upon a subsequent sale or redemption of such shares, and (ii) reduce the amount of funds we have for investment in portfolio companies. We have not established any limit on the extent to which we may use offering proceeds to fund distributions.

•
Distributions also may be funded in significant part, directly or indirectly, from the deferral of certain investment advisory fees, that may be subject to repayment to our Adviser and/or the reimbursement of certain operating expenses, that may be subject to repayment to our Adviser and its affiliates. Significant portions of distributions may not be based on investment performance. In the event distributions are funded from deferrals of fees and reimbursements by our affiliates, such funding may not continue in the future. If our affiliates do not agree to reimburse certain of our operating expenses, then significant portions of our distributions may come from offering proceeds or borrowings. The repayment of any amounts owed to our affiliates will reduce future distributions to which you would otherwise be entitled.

•
As required by the 1940 Act, a significant portion of our investment portfolio is and will be recorded at fair value as determined in good faith by our Adviser, under the supervision of our board of directors, pursuant to Rule 2a-5 under the 1940 Act. As a result, there is and will be uncertainty as to the value of our portfolio investments.

•
If a subscription request, including the full subscription amount, is not received in good order at least five business days prior to the first day of the month, the investor may not be eligible to purchase securities during that month’s offering. Accordingly, if the subscription is not withdrawn, such investor will not know the net asset value per share until the following month’s net asset value is determined, which will be a significant period of time from the initial subscription.

•
We invest in securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be illiquid and difficult to value.

•
Our investment strategy focuses on technology companies, which are subject to many risks, including volatility, intense competition, shortened product life cycles, changes in regulatory and governmental programs and periodic downturns, and you could lose all or part of your investment.

We sell each class of our shares at a net offering price that we believe reflects the net asset value per share of such class of shares as determined in accordance with the Company’s share pricing policy. See “Determination of Net Asset Value – Value Determinations in Connection with this Continuous Offering.” We will modify our public offering prices to the extent necessary to comply with the requirements of the 1940 Act, including the requirement that we not sell any class of our shares at a net offering price that is below the net asset value per share of the relevant class of shares unless we obtain the requisite approval from our shareholders. Accordingly, subscriptions for this offering will be for a specific dollar amount rather than a specified quantity of shares, which may result in subscribers receiving fractional shares rather than full share amounts.
We intend to file post-effective amendments to our registration statement that will allow us to continue this offering. We reserve the right to change our investment and operating policies without shareholder approval, except to the extent such approval is required by the 1940 Act.
Shares of our common stock are highly illiquid and appropriate only as a long-term investment. Investing in our common stock may be considered speculative and involves a high degree of risk, including the risk of a substantial loss of investment. See “Suitability Standards” beginning on page iii and “Risk Factors” beginning on page 50 to read about our suitability standards and the risks you should consider before buying shares of our common stock. Depending upon the terms and pricing of any additional offerings and the value of our investments, you may experience dilution in the book value and fair value of your shares. See “Risk Factors — Risks Related to an Investment in Our Common Stock — A shareholder’s interest in us will be diluted if we issue additional shares, which could reduce the overall value of an investment in us” on page 50 for more information. As an “emerging growth company” as defined in the JOBS Act we intend to take advantage of extended transition periods for complying with new or revised accounting standards. See “Prospectus Summary — Emerging Growth Company Status.”

	Offering Price to Public(1)	Maximum Upfront Sales Load(2)(3)	Net Proceeds (Before Expenses)(3)(4)(5)
Per Class S Share	$10.21	$—	$1,666,666,666.67
Per Class D Share	$10.21	$—	$1,666,666,666.67
Per Class I Share	$10.21	—	$1,666,666,666.67
Maximum Offering	$5,000,000,000		$5,000,000,000

(1)	Information in the table reflects the offering price per share of each class as of November 1, 2023.
(2)
No Upfront Sales Loads will be paid to the Company or Dealer Manager with respect to Class S shares, Class D shares or Class I shares, however, if subscribers buy Class S shares or Class D shares through certain financial intermediaries, those financial intermediaries may directly charge subscribers transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided
that the selling agents limit such charges to 3.50% of the net offering price per share for each Class S share and 1.50% of the net offering price per share for each Class D share. Selling agents will not charge such fees on Class I shares. We will also pay the following ongoing servicing fees to the Dealer Manager, subject to Financial Industry Regulatory Authority, Inc. (“FINRA”) limitations on underwriting compensation: (a) for Class S shares, an ongoing servicing fee equal to 0.85% per annum of the aggregate net asset value for such Class S shares and (b) for Class D shares, an ongoing servicing fee equal to 0.25% per annum of the aggregate net asset value for such Class D shares, in each case, payable monthly in arrears. No ongoing servicing fees will be paid with respect to the Class I shares. The total amount that will be paid over time for other underwriting compensation depends on the average length of time for which shares remain outstanding, the term over which such amount is measured and the performance of our investments. We will also pay or reimburse certain organization and offering expenses. See “Plan of Distribution” and “Use of Proceeds.” The total underwriting compensation and total organization and offering expenses (including total underwriting compensation) will not exceed 10% and 15%, respectively, of the gross proceeds from this offering. Proceeds are calculated before deducting ongoing servicing fees or organization and offering expenses payable by us, which are paid over time.

(3)
Assumes all shares are sold in the primary offering, with approximately 33% of the gross offering proceeds from the sale of Class S shares, approximately 33% from the sale of Class D shares and approximately 33% from the sale of Class I shares. OCA, an affiliate of the Adviser, has received an exemptive order that permits us to offer multiple classes of shares of common stock and to impose varying sales loads, asset-based service and/or distribution fees and early withdrawal fees.

(4)
In addition to the Upfront Sales Load, we estimate that in connection with this offering we will incur approximately $3.4 million of offering expenses (approximately 0.07% of the gross proceeds) if the maximum number of shares are sold, assuming 33% of the shares sold are from each of the Class S, Class D and Class I shares.

(5)	Amounts expressed may be higher or lower due to rounding.
This prospectus contains important information about us that a prospective investor should know before investing in our common stock. Please read this prospectus before investing and keep it for future reference. We were recently formed and have not been in the business described in this prospectus for at least three years. We will file annual, quarterly and current reports, proxy statements and other information about us with the SEC. This information will be available free of charge by contacting us at 399 Park Avenue, 37 th
Floor, New York, New York 10022, or by telephone at (212) 419-3000 or on our website at
www.otic.com
. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus. The SEC also maintains a website at
http://www.sec.gov,
which contains such information.

Neither the SEC, the Attorney General of the State of New York nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense. An investment in our shares is NOT a bank deposit and is NOT insured by the Federal Deposit Insurance Corporation or any other government agency. The use of forecasts in this offering is prohibited. Any representation to the contrary, and any predictions, written or oral, as to the amount or certainty of any present or future cash benefit or tax consequence which may flow from an investment in this program, is not permitted. Securities regulators have not passed upon whether this offering can be sold in compliance with existing or future suitability or conduct standards including the ‘Regulation Best Interest’ standard to any or all purchasers.

BLUE OWL SECURITIES
Prospectus dated December 15, 2023

ABOUT THIS PROSPECTUS
This prospectus is part of a registration statement we have filed with the SEC, in connection with a continuous offering process, to raise capital for us. As we make material investments or have other material developments, we will periodically provide prospectus supplements or may amend this prospectus to add, update or change information contained in this prospectus.
This prospectus relates to our shares of Class S, Class D and Class I common stock, which were offered at prices per share of $10.21, $10.21, and $10.21, respectively, as of November 1, 2023. Blue Owl Credit Advisors LLC (f/k/a Owl Rock Capital Advisors LLC), an affiliate of the Adviser, has received an exemptive order that permits us to offer multiple classes of shares of common stock and to impose varying sales loads, asset-based service and/or distribution fees and early withdrawal fees. We will seek to avoid interruptions in the continuous offering of shares of our common stock; we may, however, to the extent permitted or required under the rules and regulations of the SEC, supplement this prospectus or file an amendment to the registration statement with the SEC if our net asset value per share: (i) declines more than 10% from the net asset value per share as of the effective date of this registration statement or (ii) increases to an amount that is greater than the net proceeds per share as stated in this prospectus. There can be no assurance that our continuous offering will not be interrupted during the SEC’s review of any such registration statement amendment.
We intend to sell each class of our shares at a net offering price that we believe reflects the net asset value per share of the relevant class of shares as determined in accordance with the Company’s share pricing policy. We will modify our public offering prices to the extent necessary to comply with the requirements of the 1940 Act, including the requirement that we not sell any class of our shares at a net offering price that is below the net asset value per share of the relevant class of shares unless we obtain the requisite approval from our shareholders.
We will supplement this prospectus to the extent required by applicable law and we will also post updated information on our website at
www.otic.com
.
You should rely only on the information contained in this prospectus. Our Dealer Manager is Blue Owl Securities LLC (d/b/a Blue Owl Securities). Neither we nor our Dealer Manager has authorized any other person to provide you with different information from that contained in this prospectus. The information contained in this prospectus is complete and accurate only as of the date of this prospectus, regardless of the time of delivery of this prospectus or sale of shares of our common stock. If there is a material change in our affairs, we will amend or supplement this prospectus. Any statement that we make in this prospectus may be modified or superseded by us in a subsequent prospectus supplement. The registration statement we filed with the SEC includes exhibits that provide more detailed descriptions of the matters discussed in this prospectus. You should read this prospectus, all prospectus supplements and the related registration statement exhibits, together with additional information described below under “Available Information.” In this prospectus, we use the term “day” to refer to a calendar day, and we use the term “business day” to refer to any day other than Saturday, Sunday, a legal holiday or a day on which banks in New York City are authorized or required to close.
We maintain a website at
www.otic.com
. We intend to disclose the net asset value per share of each class of our common stock for each month, as determined pursuant to our share pricing policy, when available on our website. See “Determination of Net Asset Value — Value Determinations in Connection with this Continuous Offering.” Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.

SUITABILITY STANDARDS
Shares of our common stock offered through this prospectus are suitable only as a long-term investment for persons of adequate financial means such that they do not have a need for liquidity in this investment.
The initial minimum purchase amounts are $25,000 in Class S, Class D shares and $1 million in Class I shares unless waived by the Dealer Manager.
We have established financial suitability standards for initial shareholders in this offering which require that a purchaser of shares have either:

•	a gross annual income of at least $70,000 and a net worth of at least $70,000, or

•	a net worth of at least $250,000.
For purposes of determining the suitability of an investor, net worth in all cases should be calculated excluding the value of an investor’s home, home furnishings and automobiles. In the case of sales to fiduciary accounts, these minimum standards must be met by the beneficiary, the fiduciary account or the donor or grantor who directly or indirectly supplies the funds to purchase the shares if the donor or grantor is the fiduciary.
In addition, we will not sell shares to investors in the states named below unless they meet special suitability standards set forth below:
Alabama
— In addition to the suitability standards set forth above, an investment in us will only be sold to Alabama residents that have a liquid net worth of at least 10 times their investment in us and our affiliates.
California
— California residents may not invest more than 10% of their net worth in us and must have either (a) a net worth of $250,000 and annual gross income of $85,000 or (b) a net worth of $350,000. Net worth is exclusive of home, automobiles and furnishing.
Idaho —
 Purchasers residing in Idaho must have either (a) a liquid net worth of $85,000 and annual gross income of $85,000 or (b) a liquid net worth of $300,000. Additionally, the total investment in us shall not exceed 10% of their liquid net worth.
Iowa —
 Investors who reside in the state of Iowa must (i) have either (a) an annual gross income of at least $100,000 and a net worth of at least $100,000, or (b) a net worth of at least $350,000 (net worth should be determined exclusive of home, auto and home furnishings); and (ii) limit their aggregate investment in this offering and in the securities of other non-traded business development companies (“BDCs”) to 10% of such investor’s liquid net worth (liquid net worth should be determined as that portion of net worth that consists of cash, cash equivalents and readily marketable securities).
Kansas
 — The Office of the Kansas Securities Commissioner recommends that Kansas investors limit their aggregate investment in us, the shares of our affiliates and other similar programs to not more than 10% of their liquid net worth. For these purposes, liquid net worth means that portion of total net worth (total assets minus liabilities) that is comprised of cash, cash equivalents, and readily marketable securities.
Kentucky —
 In addition to the suitability standards set forth above, Kentucky investors may not invest more than 10% of their liquid net worth in us and our affiliates.
Massachusetts
 — In addition to the suitability standards set forth above, Massachusetts residents may not invest more than 10% of their liquid net worth in us and in other illiquid direct participation programs.
Maine
 — The Maine Office of Securities recommends that an investor’s aggregate investment in this offering and similar direct participation investments not exceed 10% of the investor’s liquid net worth. For this purpose, “liquid net worth” is defined as that portion of net worth that consists of cash, cash equivalents and readily marketable securities.

Missouri
 — In addition to the suitability standards set forth above, Missouri residents may not invest more than 10% of their liquid net worth in us.
Nebraska
 — Nebraska investors must limit their aggregate investment in this offering and the securities of other non-publicly traded programs to 10% of such investor’s net worth. Investors who are accredited investors as defined in Regulation D under the Securities Act of 1933, as amended, are not subject to the foregoing investment concentration limit.
New Jersey —
 New Jersey investors must have either (a) a minimum liquid net worth of at least $100,000 and a minimum annual gross income of not less than $85,000 or (b) a minimum liquid net worth of $350,000. For these purposes, “liquid net worth” is defined as that portion of net worth (total assets exclusive of home, home furnishings, and automobiles, minus total liabilities) that consists of cash, cash equivalents and readily marketable securities. In addition, a New Jersey investor’s investment in us, our affiliates, and other non-publicly traded direct investment programs (including real estate investment trusts, business development companies, oil and gas programs, equipment leasing programs and commodity pools, but excluding unregistered, federally and state exempt private offerings) may not exceed ten percent (10%) of his or her liquid net worth.
New Mexico
 — New Mexico investors may not invest more than 10% of their liquid net worth in our shares, shares of our affiliates and other non-traded business development companies. Liquid net worth is defined as that portion of net worth which consists of cash, cash equivalents, and readily marketable securities.
North Dakota
 — North Dakota investors must represent that, in addition to the stated net income and net worth standards, they have a net worth of at least ten times their investment in us.
Ohio
— Ohio investors shall not invest more than 10% of their liquid net worth in the issuer, affiliates of the issuer, and in any other non-traded investment program. “Liquid net worth” is defined as that portion of net worth (total assets exclusive of primary residence, home furnishings, and automobiles, minus total liabilities) comprised of cash, cash equivalents, and readily marketable securities. Ohio residents that own Class S or Class D Shares may not participate in the Fund’s distribution reinvestment plan.
Oklahoma
 — An Oklahoma investor’s investment in us may not exceed 10% of such investor’s liquid net worth, exclusive of home, home furnishings and automobiles.
Oregon
 — In addition to the suitability standards set forth above, Oregon residents may not invest more than 10% of their liquid net worth in us.
Puerto Rico
 — In addition to the general suitability standards set forth above, a Puerto Rico investor may not invest, and the Issuer may not accept from an investor, more than ten percent (10%) of that investor’s liquid net worth in shares of the Issuer, the Issuer’s affiliates, and in other non-traded BDCs. Liquid net worth is defined as the portion of net worth (total assets exclusive of primary residence, home furnishings, and automobiles minus total liabilities) consisting of cash, cash equivalents, and readily marketable securities.
Tennessee
 — In addition to the suitability standards set forth above, Tennessee investors may not invest more than ten percent (10%) of their liquid net worth (exclusive of home, home furnishings, and automobiles) in us.
Washington
 — Purchasers residing in Washington may not invest more than 10% of their liquid net worth in us.
Vermont
 — Accredited investors in Vermont, as defined in 17 C.F.R. § 230.501, may invest freely in this offering. In addition to the suitability standards described above, non-accredited Vermont investors may not purchase an amount in this offering that exceeds 10% of the investor’s liquid net worth. For these purposes, “liquid net worth” is defined as an investor’s total assets (not including home, home furnishings, or automobiles) minus total liabilities.”

Virginia
— In addition to the suitability standards set forth above, Virginia investors may not invest more than ten percent (10%) of their liquid net worth (exclusive of home, home furnishings, and automobiles) in us.
Those selling shares on our behalf, and participating broker-dealers and registered investment advisers recommending the purchase of shares in this offering, are required to make every reasonable effort to determine that the purchase of shares in this offering is a suitable and appropriate investment for each investor based on information provided by the investor regarding the investor’s financial situation and investment objectives, and must maintain records for at least six years after the information is used to determine that an investment in our shares is suitable and appropriate for each investor. In making this determination, the participating broker-dealer, registered investment adviser, authorized representative or other person selling shares will, based on a review of the information provided by the investor, consider whether the investor:

•	meets the minimum income and net worth standards established in the investor’s state;

•	can reasonably benefit from an investment in our common stock based on the investor’s overall investment objectives and portfolio structure;

•	is able to bear the economic risk of the investment based on the investor’s overall financial situation, including the risk that the investor may lose its entire investment; and

•	has an apparent understanding of the following:

•	the fundamental risks of the investment;

•	the lack of liquidity of our shares;

•	the background and qualification of our Adviser; and

•	the tax consequences of the investment.
In purchasing shares, custodians, trustees or directors of, or any other person providing investment advice to, employee pension benefit plans or individual retirement accounts (“IRAs”) may be subject to the fiduciary duties imposed by the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (“ERISA”), or other applicable laws and to the prohibited transaction rules prescribed by ERISA and related provisions of the Code. These additional fiduciary duties may require the custodian, trustee, director, or any other person providing investment advice to employee pension benefit plans or IRAs to provide information about the services provided and fees received, separate and apart from the disclosures in this prospectus. In addition, prior to purchasing shares, the custodian, trustee or director of an employee pension benefit plan or an IRA should determine that such an investment would be permissible under the governing instruments of such plan or account and applicable law.
In addition to investors who meet the minimum income and net worth requirements set forth above, our shares may be sold to financial institutions that qualify as “institutional investors” under the state securities laws of the state in which they reside. “Institutional investor” is generally defined to include banks, insurance companies, investment companies as defined in the 1940 Act, pension or profit sharing trusts and certain other financial institutions. A financial institution that desires to purchase shares will be required to confirm that it is an “institutional investor” under applicable state securities laws.
In addition to the suitability standards established herein, (i) a participating broker-dealer may impose additional suitability requirements and investment concentration limits to which an investor could be subject and (ii) various states may impose additional suitability standards, investment amount limits and alternative investment limitations.
On June 5, 2019, the SEC adopted Regulation Best Interest, which establishes a new standard of conduct for broker-dealers and natural persons who are associated persons of a broker-dealer under the Securities Exchange

Act of 1934, as amended (the “Exchange Act”), that enhances the standard beyond suitability. Broker-dealers must comply with Regulation Best Interest commencing June 30, 2020. Regulation Best Interest includes the general obligation that broker-dealers shall act in the “best interest” of retail customers in making any recommendation of any securities transaction or investment strategy, without putting the financial or other interests of the broker-dealer ahead of the retail customer. Under Regulation Best Interest, high cost, high risk and complex products may be subject to greater scrutiny by broker-dealers and their salespersons. The general obligation can be satisfied by the broker-dealer’s compliance with four specified component obligations: (i) provide certain required disclosure before or at the time of the recommendation, about the recommendation and the relationship between the broker-dealer and the retail customer; (ii) exercise reasonable diligence, care, and skill in making the recommendation; (iii) establish, maintain, and enforce written policies and procedures reasonably designed to address conflicts of interest; and (iv) establish, maintain, and enforce written policies and procedures reasonably designed to achieve compliance with Regulation Best Interest. Regulation Best Interest imposes a duty of care for broker-dealers to evaluate reasonable alternatives in the best interests of their clients. Reasonable alternatives to us, such as listed entities, exist and may have lower expenses, less complexity and/or lower investment risk than us. Certain investments in listed entities may involve lower or no commissions at the time of initial purchase. Under Regulation Best Interest, broker-dealers participating in the offering must consider such alternatives in the best interests of their clients. Like existing suitability obligations, the component obligations of Regulation Best Interest contain a quantitative standard. Such quantitative standard may be more or less restrictive pursuant to Regulation Best Interest than under the suitability standard. In addition, broker-dealers are required to provide retail investors a brief relationship summary, or Form CRS, that summarizes for the investor key information about the broker-dealer. Form CRS is different from this prospectus, which contains information regarding this offering and our company. The impact of Regulation Best Interest on broker-dealers cannot be determined at this time as no administrative or case law exists under Regulation Best Interest and the full scope of its applicability is uncertain.

PROSPECTUS SUMMARY
This prospectus summary highlights certain information contained elsewhere in this prospectus. This is only a summary of all material information and it may not contain all of the information that is important to you. Before deciding to invest in this offering, you should carefully read this entire prospectus, including the “Risk Factors” section. Throughout this prospectus we refer to Blue Owl Technology Income Corp. as “we,” “us,” “our,” or the “Company,” Blue Owl Technology Credit Advisors II LLC, our investment adviser, as “Blue Owl Technology Credit Advisors II,” “our Adviser,” “the Adviser,” or “OTCA II” and Blue Owl Securities LLC, our dealer manager, as “Blue Owl Securities” and/or our or the “Dealer Manager.”
Blue Owl Technology Income Corp.
Blue Owl Technology Income Corp. (f/k/a Owl Rock Technology Income Corp.) is a Maryland corporation formed on June 22, 2021. We are an externally managed, closed-end management investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). We have elected to be treated, and intend to qualify annually, as a RIC under the Code for U.S. federal income tax purposes. As a BDC and a RIC, we are required to comply with certain regulatory requirements. As a BDC, at least 70% of our assets must be assets of the type listed in Section 55(a) of the 1940 Act, as described herein. We will not invest more than 30% of our total assets in companies whose principal place of business is outside the United States. See “Regulation” and “Tax Matters.”
The Adviser serves as our investment adviser pursuant to an investment advisory agreement (the “Investment Advisory Agreement”). We were advised by Blue Owl Technology Credit Advisors LLC (f/k/a Owl Rock Technology Advisors LLC) (“OTCA”), an affiliate of the Adviser, from October 1, 2021 to November 30, 2021. The Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), an indirect affiliate of Blue Owl Capital, Inc. (“Blue Owl”) (NYSE: OWL) and part of Blue Owl’s Credit platform, which focuses on direct lending. Blue Owl consists of three investment platforms: (1) Credit, which focuses on direct lending, (2) GP Strategic Capital, which focuses on providing capital to institutional alternative asset managers, and (3) Real Estate, which focuses on real estate strategies. Subject to the overall supervision of our board of directors (the “Board”), our Adviser manages our day-to-day operations and provides investment advisory and management services to us. See “ — Our Adviser.”
We were formed primarily to originate and make loans to, and make debt and equity investments in, a broad range of established and high growth technology-related companies that are capitalizing on the large and growing demand for technology products and services. These companies operate in technology-related industries or sectors which include, but are not limited to, application software, systems software, healthcare information technology, technology services and infrastructure, financial technology and internet and digital media. Within each industry or sector, we intend to invest in companies that are developing or offering goods and services to businesses and consumers which utilize scientific knowledge, including techniques, skills, methods, devices and processes, to solve problems. We refer to all of these companies as “technology-related” companies and intend, under normal circumstances, to invest at least 80% of the value of our total assets in such businesses.
Our investment objective is to maximize total return by generating current income from our debt investments and other income producing securities, and capital appreciation from our equity-related investments. We may hold our investments directly or through special purpose vehicles. We expect to leverage Blue Owl’s, and in particular, the Adviser’s investment team’s extensive network of relationships and existing origination capabilities to focus our investments in companies with an enterprise value of at least $50 million and that are backed by venture capital firms or private equity firms that are active investors in and have an expertise in technology companies and technology-related industries. We expect that our target investments typically will range in size between $20 million and $500 million. Our expected portfolio composition will be majority debt or income producing securities, with a lesser allocation to equity related opportunities. We anticipate that generally any equity related securities we hold will be minority positions. We expect that our investment size will vary with the size of our capital base and we anticipate that our average investment size will be 1-2% of our entire portfolio with no investment size greater than 5%.
We expect that generally our portfolio composition will be majority debt or income producing securities, which may include “covenant-lite” loans (as defined below), with a lesser allocation to equity related opportunities. In addition, we may invest a portion of our portfolio in opportunistic investments and broadly syndicated loans, which will not be our primary focus, but will be intended to enhance returns to our shareholders and from time to time, we may evaluate and enter into strategic portfolio transactions which may result in additional portfolio companies which we are considered to control. These investments may include high-yield bonds and broadly-syndicated loans, including publicly traded debt instruments, which are typically originated and structured by banks on behalf of large corporate borrowers with employee counts, revenues, EBITDAs and enterprise values larger than the middle-market characteristics described above. In addition, our portfolio composition may fluctuate from time to time based on market conditions and interest rates.
Covenants are contractual restrictions that lenders place on companies to limit the corporate actions a company may pursue. Generally, the loans in which we expect to invest will have financial maintenance covenants, which are used to proactively address materially adverse changes in a portfolio company’s financial performance. However, to a lesser extent, we may invest in “covenant-lite” loans.
We use the term “covenant-lite” to refer generally to loans that do not have a complete set of financial maintenance covenants. Generally, “covenant-lite” loans provide borrower companies more freedom to negatively impact lenders because their covenants are incurrence-based, which means they are only tested and can only be breached following an affirmative action of the borrower, rather than by a deterioration in the borrower’s financial condition. Accordingly, to the extent we invest in “covenant-lite” loans, we may have fewer rights against a borrower and may have a greater risk of loss on such investments as compared to investments in or exposure to loans with financial maintenance covenants.
We classify our debt investments as “traditional financing” or “growth capital” based on a number of factors. Traditional financings are typically senior secured loans primarily in the form of first lien loans (including “unitranche” loans, which are loans that combine both senior and subordinated debt, generally in a first lien position) and second lien loans. In connection with our senior secured loans, we generally receive a security interest in certain of the assets of the borrower and consequently such assets serve as collateral in support of the repayment of such senior secured loans. Growth capital investments are typically unsecured obligations of the borrower, and might be structured as unsecured indebtedness, convertible bonds, convertible equity, preferred equity, and common equity.
While our investment strategy focuses primarily on middle market companies in the United States, including senior secured loans, we also may invest up to 30% of our portfolio in investments of non-qualifying portfolio companies. Specifically, as part of this 30% basket, we may consider investments in investment funds that are operating pursuant to certain exceptions to the 1940 Act, as well as in debt and equity of companies located outside of the United States and debt and equity of public companies that do not meet the definition of eligible portfolio companies because their market capitalization of publicly traded equity securities exceeds the levels provided for in the 1940 Act. A BDC generally will be permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to its common stock if its asset coverage, as defined in the 1940 Act, would at least be equal to 200% immediately after each such issuance. Additionally, certain provisions of the 1940 Act allow a BDC to increase the maximum amount of leverage it may incur from an asset coverage ratio of 200% to an asset coverage ratio of 150% if certain requirements are met. The reduced asset coverage requirement permits a BDC to double the amount of leverage it can incur. For example, under a 150% asset coverage ratio a BDC may borrow $2 for investment purposes of every $1 of investor equity whereas under a 200% asset coverage ratio a BDC may borrow only $1 for investment purposes for every $1 of investor equity. OTCA, as our sole initial shareholder, has approved a proposal that allows us to reduce our asset coverage ratio to 150%. See “Regulation.”
We rely on an exemptive order issued to an affiliate of the Adviser that permits us to offer multiple classes of shares of common stock and to impose asset-based servicing and distribution fees and early withdrawal fees. We are issuing shares of Class S, Class D, and Class I common stock through this offering. The share classes have different upfront selling commissions and ongoing servicing fees. Each class of common stock will be offered through Blue Owl Securities LLC (d/b/a Blue Owl Securities) (the “Dealer Manager”). No upfront selling commission, dealer manager fees, or other similar placement fees will be paid to the Company or Dealer Manager with respect to the Class S and Class D shares, however, if such Class S shares or Class D shares are purchased through certain financial intermediaries, those financial intermediaries may directly charge transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that the selling agents limit such charges to 3.50% of the net offering price per share for each Class S share and 1.50% of the net offering price per share for each Class D share. Class I shares are not subject to upfront selling commissions. Class S, Class D and Class I shares were offered at initial purchase prices per share of $10.00. Currently, the purchase price per share for each class of common stock varies, but will not be sold at a price below the Company’s net asset value per share of such class, as determined in accordance with the Company’s share pricing policy, plus applicable upfront selling commissions.
We generally intend to distribute, out of assets legally available for distribution, substantially all of our available earnings, on a monthly basis, as determined by our Board in its sole discretion.
We may borrow money when the terms and conditions available are favorable to do so and are aligned with our investment strategy and portfolio composition. The use of borrowed funds to make investments has specific benefits and risks, and all of the costs of borrowing funds would be ultimately borne by holders of our common stock. See “Risk Factors — Risks Related to Our Investments —
 We borrow money, which magnifies the potential for gain or loss and may increase the risk of investing in us.
”
Each class of common stock shall represent an investment in the same pool of assets and shall have the same preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption as each other class of common stock except for such differences as are clearly and expressly set forth in our charter and as described in “Share Class Specifications.” Our distributions, which shall be made pro rata among the shareholders of shares of a specific class, may be paid to the holders of our Class S, Class D and Class I shares at the same time and in different per share amounts as determined by our Board in its sole discretion. Our common stock is non-assessable, meaning that our common shareholders do not have liability for calls or assessments, nor are there any preemptive rights in favor of existing shareholders.
The purchase of our shares of common stock is intended to be a long-term investment. We intend to operate as a non-exchange traded perpetual-life BDC, and do not intend to complete a liquidity event within any specific time period, if at all. We do not intend to list our shares on a national securities exchange. See “Perpetual-Life BDC.” We have commenced a quarterly share repurchase program for the purpose of providing shareholders will limited liquidity. However, we are not obligated to repurchase any shares and may choose to repurchase only some, or even none, of the shares that have been requested to be repurchased in any particular period in our discretion. See “Share Repurchase Program.” As a result, shareholders may not be able to sell their shares promptly or at a desired price, and an investment in our shares is not suitable if you require short-term liquidity with respect to your investment in us. See “Suitability Standards.” Additionally, although we do not intend to complete a liquidity event within any specific time period, if at all, because the ongoing servicing fee will terminate for all Class S and Class D shareholders upon a liquidity event, our Adviser may have a conflict of interest relating to the timing with which it seeks to complete a liquidity event for our shareholders. See “Risk Factors — Risks Related to Our Adviser and Its Affiliates —
 Our Adviser may have an incentive to delay a liquidity event, which may result in actions that are not in the best interest of our shareholders
.”
Risk Factors
An investment in our common stock involves a high degree of risk and may be considered speculative. You should carefully consider the information found in “Risk Factors” before deciding to invest in shares of our common stock. Risks involved in an investment in us include (among others) the following:
We are subject to risks related to the economy.

•
Global economic, political and market conditions, including uncertainty about the financial stability of the United States, could have a significant adverse effect on our business, financial condition and results of operations.

•
Price declines in the corporate leveraged loan market may adversely affect the fair value of our portfolio, reducing our net asset value through increased net unrealized depreciation and the incurrence of realized losses.

•	Economic recessions or downturns could impair our portfolio companies and harm our operating results.

•	Inflation may adversely affect the business, results of operations and financial condition of our portfolio companies.

•	Terrorist attacks, acts of war, global health emergencies or natural disasters may impact the businesses in which we invest and harm our business, operating results and financial condition.
We are subject to risks related to our business.

•	We have a limited operating history.

•	The lack of liquidity in our investments may adversely affect our business.

•	We borrow money, which magnifies the potential for gain or loss and may increase the risk of investing in us.

•	Defaults under our current borrowings or any future borrowing facility or notes may adversely affect our business, financial condition, results of operations and cash flows.

•	If we are unable to obtain additional debt financing, or if our borrowing capacity is materially reduced, our business could be materially adversely affected.

•
Our ability to achieve our investment objective depends on our Adviser’s ability to manage and support our investment process. If our Adviser were to lose a significant number of its key professionals, or terminate the Investment Advisory Agreement, our ability to achieve our investment objective could be significantly harmed.

•
Because our business model depends to a significant extent upon Blue Owl’s relationships with corporations, financial institutions and investment firms, the inability of Blue Owl to maintain or develop these relationships, or the failure of these relationships to generate investment opportunities, could adversely affect our business.

•	We may face increasing competition for investment opportunities, which could delay further deployment of our capital, reduce returns and result in losses.

•
Our investment portfolio is recorded at fair value as determined in good faith by our Adviser in accordance with procedures adopted by our Board, and, as a result, there is and will be uncertainty as to the value of our portfolio investments.

•	Our Board may change our operating policies and strategies without prior notice or shareholder approval, the effects of which may be adverse to our shareholders.

•	We are subject to risks associated with the discontinuation of LIBOR, which will affect our cost of capital and results of operations.

•	Our status as an “emerging growth company” under the JOBS Act may make it more difficult to raise capital as and when we need it.

•	We are subject to risks related to corporate social responsibility.
We are subject to risks related to our Adviser and its affiliates.

•	Because the Dealer Manager is an affiliate of our Adviser, you will not have the benefit of an independent review of this prospectus customarily performed in underwritten offerings.

•
Our Adviser and its affiliates, including our officers and some of our directors, may face conflicts of interest caused by compensation arrangements with us and our affiliates, which could result in increased risk-taking or speculative investments, or cause our Adviser to use substantial leverage.

•	Our Class S and Class D shares are each subject to an ongoing servicing fee. Our fee structure may create incentives for our Adviser to make speculative investments or use substantial leverage.

•
The time and resources that individuals associated with our Adviser devote to us may be diverted, and we may face additional competition due to, among other things, the fact that neither our Adviser nor its affiliates is prohibited from raising money for or managing another entity that makes the same types of investments that we target.

•	Our Adviser and its affiliates may face conflicts of interest with respect to services performed for issuers in which we may invest.

•	Our Adviser or its affiliates may have incentives to favor their respective other accounts and clients and/or Blue Owl over us, which may result in conflicts of interest that could be harmful to us.

•	We may be obligated to pay our Adviser incentive fees even if we incur a net loss due to a decline in the value of our portfolio and even if our earned interest income is not payable in cash.

•	Our ability to enter into transactions with our affiliates is restricted.

•	Our Adviser’s inability to attract, retain and develop human capital in a highly competitive talent market could have an adverse effect on our Adviser, and thus us.
We are subject to risks related to business development companies.

•
The requirement that we invest a sufficient portion of our assets in qualifying assets could preclude us from investing in accordance with our current business strategy; conversely, the failure to invest a sufficient portion of our assets in qualifying assets could result in our failure to maintain our status as a BDC.

•
Regulations governing our operation as a BDC and RIC affect our ability to raise capital and the way in which we raise additional capital or borrow for investment purposes, which may have a negative effect on our growth. As a BDC, the necessity of raising additional capital may expose us to risks, including risks associated with leverage.

We are subject to risks related to our investments.

•
Our investment strategy focuses on technology companies, which are subject to many risks, including volatility, intense competition, shortened product life cycles, changes in regulatory and governmental programs and periodic downturns, and you could lose all or part of your investment.

•	Our investments in portfolio companies may be risky, and we could lose all or part of our investments.

•
We may invest through joint ventures, partnerships or other special purpose vehicles and our investments through these vehicles may entail greater risks, or risks that we otherwise would not incur, if we otherwise made such investments directly.

•	Defaults by our portfolio companies could jeopardize a portfolio company’s ability to meet its obligations under the debt or equity investments that we hold which could harm our operating results.

•
Subordinated liens on collateral securing debt investments that we may make to portfolio companies may be subject to control by senior creditors with first priority liens. If there is a default, the value of the collateral may not be sufficient to repay in full both the first priority creditors and us.

•
We generally will not control the business operations of our portfolio companies and, due to the illiquid nature of our holdings in our portfolio companies, we may not be able to dispose of our interests in our portfolio companies.

•	We are, and will continue to be, exposed to risks associated with changes in interest rates.

•	International investments create additional risks.
We are subject to risks related to an investment in our common stock.

•	Our shares are not listed on an exchange or quoted through a quotation system and will not be listed for the foreseeable future, if ever. Therefore, our shareholders will have limited liquidity.

•	The net asset value of our common stock may fluctuate significantly.

•
The amount of any distributions we may make on our common stock is uncertain. We may not be able to pay distributions to shareholders, or be able to sustain distributions at any particular level, and our distributions per share, if any, may not grow over time, and our distributions per share may be reduced. We have not established any limit on the extent to which we may use borrowings, if any, and we may use offering proceeds to fund distributions (which may reduce the amount of capital we ultimately invest in portfolio companies).

We are subject to risks related to U.S. federal income tax.

•
We will be subject to U.S. federal income tax imposed at corporate rates if we are unable to maintain our tax treatment as a RIC under Subchapter M of the Code. The net taxable income of any of our subsidiaries that are treated as corporations for U.S. federal income tax purposes will be subject to U.S. federal and state income tax imposed at corporate rates.

•	We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.
We are subject to general risks.

•	Changes in laws or regulations governing our operations may adversely affect our business or cause us to alter our business strategy.

•	Heightened scrutiny of the financial services industry by regulators may materially and adversely affect our business.

•
We are dependent on information systems and systems failures could significantly disrupt our business, which may, in turn, negatively affect our liquidity, financial condition or results of operations.

•
Internal and external cybersecurity threats and risks, as well as other disasters, may adversely affect our business or the business of our portfolio companies by impairing the ability to conduct business effectively.

Use of Proceeds
We will use the net proceeds from this offering to make investments in accordance with our investment objective and by following the strategies described in this prospectus. A portion of these proceeds may also be used for working capital and general corporate purposes. See “Use of Proceeds.”
Based on prevailing market conditions, we anticipate that we will invest the proceeds from each monthly subscription closing generally within 30 to 90 days. The precise timing will depend on the availability of investment opportunities that are consistent with our investment objective and strategies. We may also invest the net proceeds of this offering primarily in cash, cash-equivalents, U.S. government securities, money market funds and high-quality debt instruments maturing in one year or less from the time of investment. This is consistent with our status as a BDC and our intention to qualify annually as a RIC. We may also use a portion of the net proceeds to pay our operating expenses, fund distributions to shareholders and for general corporate purposes. Any distributions we make during such period may be substantially lower than the distributions that we expect to pay when our portfolio is fully invested.
Status of our Offering
Since meeting the minimum offering requirement and commencing our continuous public offering through November 1, 2023, we have issued 37,704,808 shares of Class S common stock, 2,465,413 shares of Class D common stock, and 16,676,431 shares of Class I common stock for gross proceeds of approximately $383.1 million, approximately $25.0 million, and approximately $167.8 million, respectively, including $1,000 of seed capital contributed by OTCA, an affiliate of the Adviser, in September 2021 and approximately $50.0 million in gross proceeds raised from entities affiliated with the Adviser. In addition, we have issued approximately 124,908,654 shares of our Class I common stock issued in a private placement issued to feeder vehicles primarily created to hold our Class I shares for gross proceeds of approximately $1,255.9 million. The shares purchased by OTCA and Feeder FIC Equity are subject to a lock-up pursuant to FINRA Rule 5110(e)(1) for a period of 180 days from the date of commencement of sales in the offering, and OTCA, Feeder FIC Equity, and their permitted assignees may not engage in any transaction that would result in the effective economic disposition of the Class I shares.
Portfolio and Investment Activity
As of October 31, 2023, based on par value, our portfolio consisted of 83.6% first lien debt investments, 8.3% second lien debt investments, 6.8% preferred equity investments, and 1.3% common equity investments. As of October 31, 2023, 100.0% of the debt investments based on par value in our portfolio were at floating rates.
As of September 30, 2023, our weighted average total yield of the portfolio at fair value and amortized cost was 11.9% and 11.9%, respectively, and our weighted average yield of accruing debt and income producing securities at fair value and amortized cost was 12.1% and 12.1%, respectively. As of September 30, 2023, the weighted average spread of total debt investments was 6.1%.

As of October 31, 2023, we had investments in 100 portfolio companies with an aggregate par value of $2.7 billion. As of October 31, 2023, the average debt-to-equity leverage ratio during the month-to-date period was 0.65x.
We expect the pace of our originations to vary with the pace of repayments and the pace at which we raise funds in our public and private offerings. Currently, uncertainty around the pace of inflation growth, in conjunction with elevated interest rates and slowing global gross domestic product growth continue to weigh on merger and acquisitions, though activity has picked up from earlier in the year. We have seen more new deal opportunities from refinancings, add-on acquisitions and buyout activity over the quarter; however, because we have continued to raise funds in our public and private offerings, the pace of our originations is strong and the credit quality of our portfolio has been consistent. We continue to focus on investing in industries we view as recession resistant and that we are familiar with, including service oriented sectors such as software and healthcare and on additional financings to our existing borrowers. Blue Owl serves as the administrative agent on many of our investments and the majority of our investments are supported by sophisticated financial sponsors who provide operational and financial resources. In addition, the current lending environment is favorable to direct lenders, which gives us the ability to structure the terms and spreads of such deals to include wider spreads, lower loan to values, extended call protection, attractive leverage profiles and credit protection. We are continuing to monitor the effect that market volatility, including as a result of an elevated interest rate environment may have on our portfolio companies and our investment activities.
Many of the companies in which we invest have experienced relief and are experiencing improved profitability from earlier supply chain disruptions and elements of geopolitical, economic, and financial market instability. In addition, we have seen a moderation in input costs which has helped to offset the impact of rising rates and support growth. These companies are continuing to see solid demand with modest growth in both revenues and EBITDA. However, in the event that the U.S. economy enters into a recession, it is possible that the results of some of the middle market companies similar to those in which we invest could experience deterioration. While we are not seeing signs of an overall, broad deterioration in our results or those of our portfolio companies at this time, there can be no assurance that the performance of certain of our portfolio companies will not be negatively impacted by economic conditions, which could have a negative impact on our future results.
Financing Arrangements
We have entered into a Senior Secured Credit Agreement (as amended through the date hereof, the “Revolving Credit Facility”). The parties to the Revolving Credit Facility include us, as Borrower, the lenders from time to time parties thereto, Sumitomo Mitsui Banking Corporation as Administrative Agent, Sole Bookrunner and a Joint Lead Arranger, Truist Securities, Inc., as a Joint Lead Arranger and Truist Bank, as Documentation Agent.
The Revolving Credit Facility is guaranteed by each of OR Tech Lending IC LLC, ORTIC BC 1 LLC and ORTIC BC 2 LLC, each a subsidiary of ours, and will be guaranteed by certain domestic subsidiaries of ours that are formed or acquired by us in the future (collectively, the “Guarantors”). Proceeds of the Revolving Credit Facility may be used for general corporate purposes, including the funding of portfolio investments. The maximum principal amount of the Revolving Credit Facility is $875.0 million (increased from $400.0 million to $725.0 million on June 22, 2022, increased from $725.0 million to $750.0 million on November 14, 2022, increased from $750.0 million to $800.0 million in July 2023, and subsequently increased from $800.0 million to $875.0 million in October 2023), subject to availability under the borrowing base, which is based on our portfolio investments and other outstanding indebtedness. The availability period under the Revolving Credit Facility will terminate on October 22, 2027 (the “Commitment Termination Date”) and will mature on October 23, 2028 (the “Maturity Date”). During the period from the Commitment Termination Date to the Maturity Date, the Company

will be obligated to make mandatory prepayments under the Facility out of the proceeds of certain asset sales and other recovery events and equity and debt issuances. See “
Recent Developments
” and “
Management’s Discussion and Analysis of Financial Condition and Results of Operations — Financial Condition, Liquidity and Capital Resources — Debt.
”
Tech Income Funding I LLC (“Tech Income Funding I”), a Delaware limited liability company and our wholly-owned subsidiary, has entered into a Credit Agreement (the “SPV Asset Facility I”). The maximum principal amount of the SPV Asset Facility I is $750.0 million, the availability of which is subject to a borrowing base test. Unless otherwise terminated, the SPV Asset Facility I will mature on May 6, 2027. See “
Management’s Discussion and Analysis of Financial Condition and Results of Operations — Financial Condition, Liquidity and Capital Resources — Debt.
”
Tech Income Funding II LLC (“Tech Income Funding II”), a Delaware limited liability company and our wholly-owned subsidiary, has entered into a Credit and Security Agreement (the “SPV Asset Facility II”). The maximum principal amount of the SPV Asset Facility II is $250 million, the availability of which is subject to a borrowing base test. Unless otherwise terminated, the SPV Asset Facility II will mature on the date that is two years after the last day of the “Reinvestment Period.” The Reinvestment Period is a period of up to three years after May 31, 2023 unless such period is extended or accelerated under the terms of the SPV Asset Facility II. See “
Management’s Discussion and Analysis of Financial Condition and Results of Operations — Financial Condition, Liquidity and Capital Resources — Debt.
”
We have issued $100,000,000 aggregate principal amount of Series 2023A Notes, due July 6, 2026, with a fixed interest rate of 8.25% per year (the “Series 2023A Notes”). The Series 2023A Notes were issued to qualified institutional buyers in a private placement. The Series 2023A Notes are guaranteed by OR Tech Lending IC, LLC, ORTIC BC 1 LLC, and ORTIC BC 2 LLC, subsidiaries of the Company. See “
Management’s Discussion and Analysis of Financial Condition and Results of Operations — Financial Condition, Liquidity and Capital Resources — Debt.
”
The amount of leverage we use in any period depends on a variety of factors, including cash available for investing, the cost of financing and general economic and market conditions. A BDC generally is permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to the common stock if its asset coverage, as defined in the 1940 Act, would at least be equal to 200% immediately after each such issuance. However, certain provisions of the 1940 Act allow a BDC to increase the maximum amount of leverage it may incur from an asset coverage ratio of 200% to an asset coverage ratio of 150%, if certain requirements are met. The reduced asset coverage requirement would permit a BDC to double the amount of leverage it can incur. For example, under a 150% asset coverage ratio we may borrow $2 for investment purposes of every $1 of investor equity whereas under a 200% asset coverage ratio we may only borrow $1 for investment purposes for every $1 of investor equity. OTCA, as our sole initial shareholder, approved a proposal that allows us to reduce our asset coverage ratio to 150% and in connection with their subscription agreements, our investors are required to acknowledge our ability to operate with an asset coverage ratio that may be as low as 150%. If this ratio declines below 150%, we cannot incur additional debt and could be required to sell a portion of our investments to repay some indebtedness when it is disadvantageous to do so. This could have a material adverse effect on our operations, and we may not be able to service our debt or make distributions. See “Regulation” and “Risk Factors — Risks Related to our Business —
We borrow money, which magnifies the potential for gain or loss and may increase the risk of investing in us.
”
Distribution Policy
Subject to our Board’s discretion and applicable legal restrictions, we intend to authorize and declare cash distributions to our shareholders on a monthly or quarterly basis and pay such distributions on a monthly basis.

The per share amount of distributions on Class S, Class D and Class I shares will differ because of different allocations of class-specific expenses. Specifically, because the ongoing servicing fees are calculated based on our net asset value for our Class S and Class D shares, the ongoing service fees will reduce the net asset value or, alternatively, the distributions payable, with respect to the shares of each such class, including shares issued under our distribution reinvestment plan. As a result, the distributions on Class S shares and Class D shares may be lower than the distributions on Class I shares. See “Distributions” and “Share Class Specifications.”
From time to time, we may also pay special interim distributions in the form of cash or shares of our common stock at the discretion of our board of directors. For example, our board of directors may periodically declare distributions to reduce the net asset value per share of a share class if necessary to ensure that we do not sell shares of the applicable class at a price per share, after deducting upfront selling commissions, if any, that is below the net asset value per share of the applicable class. The timing and amount of any future distributions to shareholders will be subject to applicable legal restrictions and the sole discretion of our board of directors.
Because we intend to maintain our tax treatment as a RIC, we intend to distribute at least 90% of our annual investment company taxable income to our shareholders. There can be no assurance that we will be able to pay distributions at a specific rate or at all. Each year, as required by the Code, a statement on Internal Revenue Service (“IRS”) Form 1099-DIV identifying the source of the distribution will be mailed to our shareholders subject to IRS tax reporting. Distributions on our common stock may exceed our taxable earnings and profits, particularly during the period before we have substantially invested the net proceeds from our public offering. Therefore, portions of the distributions that we pay may represent a return of capital to you for U.S. federal income tax purposes. A return of capital is a return of a portion of your original investment in shares of our common stock. As a result, a return of capital will (i) lower your adjusted tax basis in your shares and thereby increase the amount of capital gain (or decrease the amount of capital loss) realized upon a subsequent sale or redemption of such shares and (ii) reduce the amount of funds we have for investment in portfolio companies. We have not established any limit on the extent to which we may use offering proceeds to fund distributions (which may reduce the amount of capital we ultimately invest in portfolio companies).
We may fund our cash distributions to shareholders from any sources of funds available to us, including deferrals by our Adviser that may be subject to repayment, as well as offering proceeds and borrowings. We have not established limits on the amount of funds we may use from any available sources to make distributions. You should understand that such distributions may not be based on our investment performance. There can be no assurance that we will achieve the performance necessary to sustain our distributions, or that we will be able to pay distributions at a specific rate, or at all. Our Adviser has no obligation to defer its advisory fees or otherwise reimburse expenses in future periods.
Our Adviser
The Adviser serves as our investment advisor pursuant to the Investment Advisory Agreement. The Adviser is responsible for sourcing potential investments, conducting due diligence on prospective investments, analyzing investment opportunities, structuring investments, and monitoring our portfolio companies on an ongoing basis. The Adviser is registered with the SEC as an investment adviser under the Advisers Act. The Adviser is a subsidiary of Blue Owl and part of Blue Owl’s Credit platform, which focuses on direct lending. Blue Owl consists of three investment platforms: (1) Credit, which focuses on direct lending, (2) GP Strategic Capital, which focuses on providing capital to institutional alternative asset managers, and (3) Real Estate, which focuses on real estate strategies. Blue Owl’s Credit platform is comprised of the Adviser, OCA, OTCA, Blue Owl Diversified Credit Advisors LLC (“ODCA”) and Blue Owl Credit Private Fund Advisors LLC (“OPFA” and together with the Adviser, OCA, OTCA, and ODCA, the “Blue Owl Credit Advisers”).
The management of our investment portfolio is the responsibility of the Adviser and the Technology Lending Investment Committee (as defined below). We consider these individuals to be our portfolio managers.

The investment team is led by Douglas I. Ostrover, Marc S. Lipschultz, and Craig W. Packer and is supported by certain members of our Adviser’s senior executive team and the technology lending investment committee (the “Technology Lending Investment Committee”). The Technology Lending Investment Committee is comprised of Douglas I. Ostrover, Marc S. Lipschultz, Craig W. Packer, Alexis Maged, Erik Bissonnette, Pravin Vazirani and Jon ten Oever. See “Portfolio Management.” All investment decisions require the approval of a majority of the Technology Lending Investment Committee. Subject to the overall supervision of our Board, our Adviser manages our day-to-day operations, and provides investment advisory and management services to us.
Adviser Fees under the Investment Advisory Agreement
We pay our Adviser a fee for its services under the Investment Advisory Agreement. The fee consists of two components: a base management fee and an incentive fee. The base management fee is calculated at an annual rate of 1.25% based on the average value of our net assets at the end of the two most recently completed calendar months. The base management fee is payable monthly in arrears. The incentive fee is comprised of the following two parts:

•
An incentive fee on net investment income, which we refer to as the incentive fee on income, will be calculated and payable quarterly in arrears and will be based upon our pre-incentive fee net investment income for the calendar quarter. The quarterly incentive fee on net investment income is (a) 100% of the pre-incentive fee net investment income between 1.25%, which we refer to as the quarterly preferred return, and 1.43%, which we refer to as the upper level breakpoint, of the Company’s net asset value for that calendar quarter plus
(b) 12.50% of all remaining pre-incentive fee net investment income in excess of the upper lever breakpoint for that calendar quarter. Pre-incentive fee net investment income is defined as investment income and any other income, accrued during the calendar quarter, minus operating expenses for the quarter, including the base management fee, expenses payable under the Investment Advisory Agreement and the Administration Agreement, any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee. Pre-incentive fee net investment income does not include any expense support payments or any reimbursement by the Company of expense support payments, or any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. The quarterly preferred return of 1.25% and upper level breakpoint of 1.43% are also adjusted for the actual number of days in each calendar quarter.

•
An incentive fee on capital gains will be determined and payable in arrears as of the end of each calendar year. It will be equal to (i) 12.50% of our realized capital gains on a cumulative basis from inception through the end of such calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less (ii) the aggregate amount of any previously paid incentive fees on capital gains as calculated in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

The following is a graphical representation of the calculation of the quarterly incentive fee on income:
Quarterly Incentive Fee on
Pre-Incentive Fee Net Investment Income
(expressed as a percentage of average net assets)

The incentive fee may induce our Adviser to make investments on our behalf that are more risky or more speculative than would otherwise be the case. See “Management and Other Agreement and Fees — Investment Advisory Agreement” for more details regarding fees and expenses due to our Adviser.
The Adviser and its affiliates agreed to waive 100% of the base management fee, the performance-based incentive fee and capital gains based incentive fee through October 31, 2022. Any portion of the base management and incentive fees waived will not be subject to recoupment.
Sponsor Investment
On September 30, 2021, OTCA, an affiliate of our Adviser, purchased 100 Class I shares at $10.00 per share, which represents the initial public offering price. OTCA will not tender these shares for repurchase as long as our Adviser remains the investment adviser of the Company. There is no current intention for our Adviser to discontinue its role. On October 6, 2021, the Company received subscription agreements totaling $50 million for the purchase of Class I shares of its common stock, from Owl Rock Feeder FIC ORTIC LLC (“Feeder FIC ORTIC”) and Blue Owl Capital Holdings LP (“Blue Owl Holdings”), entities affiliated with our Adviser. Pursuant to the terms of that subscription agreement, Feeder FIC ORTIC and Blue Owl Holdings agreed to pay for such Class I shares upon demand by one of our executive officers. Such purchase or purchases of our Class I shares were included for purposes of determining when we satisfied the minimum offering requirement for our initial public offering.
Our Administrator
Our Adviser also serves as our administrator. Pursuant to the Administration Agreement, our Adviser will perform or oversee the performance of required administrative services, which will include providing office space, equipment and office services, maintaining financial records, preparing reports to shareholders and reports filed with the SEC, and managing the payment of expenses and the performance of administrative and professional services rendered by others. We will reimburse our Adviser for services performed for us pursuant to the terms of the Administration Agreement and for certain organization costs incurred prior to the commencement of our operations, and for certain offering costs. See “Management and Other Agreements and Fees — Administration Agreement.” In addition, pursuant to the terms of the Administration Agreement, our Adviser may delegate its obligations under the Administration Agreement to an affiliate or to a third party and we will reimburse our Adviser for any services performed for us by such affiliate or third party.

Affiliated Dealer Manager
Our Dealer Manager, Blue Owl Securities, is an affiliate of our Adviser and will not make an independent review of us or this offering. This relationship may create conflicts in connection with the Dealer Manager’s due diligence obligations under the federal securities laws. Although the Dealer Manager will examine the information in this prospectus for accuracy and completeness, due to its affiliation with our Adviser, no independent review of us will be made in connection with the distribution of our shares in this offering. See “Risk Factors — Risks Related to an Investment in Our Common Stock —
 Because the Dealer Manager is an affiliate of our Adviser, you will not have the benefit of an independent review of this prospectus customarily performed in underwritten offerings.
” Blue Owl Securities is registered as a broker-dealer and is a member of the FINRA and the Securities Investor Protection Corporation (“SIPC”).
Potential Market Trends
We believe the technology investment lending environment provides opportunities for us to meet our goal of making investments that generate an attractive total return based on a combination of the following factors:
Limited Availability of Capital for Technology Companies.
We believe that technology companies have limited access to capital, driven by a lack of dedicated pools of capital focused on technology companies and a reduction in activity from commercial and investment banks as a result of regulatory and structural factors, industry consolidation and general risk aversion. Traditional lenders, such as commercial and investment banks, generally do not have flexible product offerings that meet the needs of technology-related companies. In recent years, many commercial and investment banks have focused their efforts and resources on lending to large corporate clients and managing capital markets transactions rather than lending to technology-related companies. In addition, these lenders may be constrained in their ability to underwrite and hold loans and high yield securities, as well as their ability to provide equity financing, as they seek to meet existing and future regulatory capital requirements. We also believe that there is a lack of scaled market participants that are willing to provide and hold meaningful amounts of a customized financing solution for technology companies. As a result, we believe our focus on technology-related companies and our ability to invest across the capital structure, coupled with a limited supply of capital providers, presents an attractive opportunity to invest in technology companies.
Capital Markets Have Been Unable to Fill the Void Left by Banks.
 Access to underwritten bond and syndicated loan markets is challenging for many technology companies due to loan size and liquidity. For example, high yield bonds are generally purchased by institutional investors such as mutual funds and exchange traded funds (“ETFs”) who, among other things, are highly focused on the liquidity characteristics of the bond being issued in order to fund investor redemptions and/or comply with regulatory requirements. Accordingly, the existence of an active secondary market for bonds is an important consideration in these entities’ initial investment decision.
Syndicated loans arranged through a bank are done either on a “best efforts” basis or are underwritten with terms plus provisions that permit the underwriters to change certain terms, including pricing, structure, yield and tenor, otherwise known as “flex”, to successfully syndicate the loan, in the event the terms initially marketed are insufficiently attractive to investors. Loans provided by companies such as ours provide certainty to issuers in that we can commit to a given amount of debt on specific terms, at stated coupons and with agreed upon fees. As we are the ultimate holder of the loans, we do not require market “flex” or other arrangements that banks may require when acting on an agency basis. In addition, our Adviser has teams focused on both liquid credit and private credit and these teams are able to collaborate with respect to syndicated loans.
Secular Trends Supporting Growth for Private Credit.
According to Gartner, a research and advisory company, global technology spend was $4.4 trillion in 2022 and is expected to grow to more than $4.5 trillion in 2023. We believe global demand for technology products and services will continue to grow more rapidly, and that growth will stimulate demand for capital from technology companies which will continue to require access to capital to refinance existing debt, support growth and finance acquisitions. We believe that periods of market volatility, such as the dislocation caused, in part, by elevated inflation, rising interest rates, and current geopolitical conditions, have accentuated the advantages of private credit. The availability of capital in the liquid credit market is highly sensitive to market conditions whereas we believe private lending has proven to be a stable and reliable source of capital through periods of volatility. We believe the opportunity set for private credit will continue to expand even after the public markets reopen to normal levels. Financial sponsors and companies today are familiar with direct lending and have seen firsthand the strong value proposition that a private solution can offer. Scale, certainty of execution and flexibility all provide borrowers with a compelling alternative to the syndicated and high yield markets. Based on our experience, there is an emerging trend where higher quality credits that have traditionally been issuers in the syndicated and high yield markets are increasingly seeking private solutions independent of credit market conditions. In our view, this is supported by financial sponsors wanting to work with collaborative financing partners that have scale and breadth of capabilities. We believe the large amount of uninvested capital held by funds of private equity firms, estimated by Preqin Ltd., an alternative assets industry data and research company, to be $2.6 trillion as of June 30, 2023, coupled with a growing focus on technology investing by private equity sponsors, will continue to drive deal activity. We expect that technology companies, private equity sponsors, venture capital firms, and entrepreneurs will continue to seek partners to provide flexible financing for their businesses with debt and equity investments provided by companies such as us.
Attractive Investment Dynamics.
 An imbalance between the supply of, and demand for, capital creates attractive pricing dynamics. With respect to the debt investments in technology companies, we believe the directly negotiated nature of such financings generally provides more favorable terms to the lender, including stronger covenant and reporting packages, better call protection, and lender protective change of control provisions. Further, we believe that historical default rates for technology and software companies have been lower, and recovery rates have been higher, as compared to the broader leveraged finance market, leading to lower cumulative losses. With respect to equity and equity-linked investments, we will seek to structure these investments with meaningful shareholder protections, including, but not limited to, anti-dilution, anti-layering, and liquidation preferences, which we believe will create the potential for meaningful risk-adjusted long-term capital gains in connection with the future liquidity events of these technology companies. Lastly, we believe that in the current environment, lenders with available capital may be able to take advantage of attractive investment opportunities and may be able to achieve improved economic spreads and documentation terms.
Compelling Business Models.
 We believe that the products and services that technology companies provide often have high switching costs and are fundamental to the operations and success of their customers. We generally invest in dominant or growing players in niche markets that are selling products to established customer bases. As a result, technology companies have attributes that make them compelling investments, including strong customer retention rates, and highly recurring and predictable revenue. Further, technology companies are typically highly capital efficient, with limited capital expenditures and high free cash flow conversion. In addition, the replicable nature of technology products creates substantial operating leverage which typically results in strong profitability.
We believe that software businesses make compelling investments because they are inherently diversified into a variety of sectors due to end market applications and have been one of the more defensive sectors throughout economic cycles.
Attractive Opportunities in Investments in Technology Companies.
 We invest in the debt and equity of technology companies. We believe that opportunities in the debt of technology companies are significant because of the floating rate structure of most senior secured debt issuances and because of the strong defensive characteristics of these types of investments. We believe that debt issued with floating interest rates offer a superior return profile as compared with fixed-rate investments, since floating rate structures are generally less susceptible to declines in value experienced by fixed-rate securities in a rising interest rate environment. Senior secured debt also provides strong defensive characteristics. Senior secured debt has priority in payment among an issuer’s security holders whereby holders are due to receive payment before junior creditors and equity holders. Further, these investments are generally secured by the issuer’s assets, which may provide protection in the event of a default.
We believe that opportunities in the equity of technology companies are significant because of the potential to generate meaningful capital appreciation by participating in the growth in the portfolio company and the demand for its products and services. Moreover, we believe that the high-growth profile of a technology company will generally make it a more attractive candidate for a liquidity event than a company in a non-high growth industry.
Potential Competitive Strengths
We believe that our Adviser’s disciplined approach to origination, fundamental investment analysis, portfolio construction and risk management should allow us to achieve attractive risk-adjusted returns while preserving our capital. We believe that we represent an attractive investment opportunity for the following reasons:
Dedicated Pool of Capital.
 From a deal sourcing perspective, we believe Blue Owl’s Credit platform and its pool of capital dedicated to technology investing should enable us to be a more relevant partner to sponsors and management teams who seek this type of financing for their deals.
Additionally, our dedicated industry focus will be supported by a team with a track record of success investing in technology businesses. The Adviser’s network of deep industry relationships creates a substantial information advantage that informs and augments its due diligence process. This unique positioning should further drive entrenchment with sponsors as our Adviser will typically be viewed as a value-added partner during the diligence and investment lifecycle of our businesses.
We believe the technology sector to be underserved and, other than Blue Owl Technology Finance Corp., we are not aware of any entities currently serving the sector that have large pools of capital dedicated to the space and that do not operate competing businesses.
Experienced Team with Expertise Across all Levels of the Corporate Capital Structure.
The members of the Technology Lending Investment Committee have an average of 20 years of experience in private lending and investing at all levels of a company’s capital structure, including in high yield securities, leveraged loans, high yield credit derivatives, distressed securities, and equity securities, as well as experience in operations, corporate finance and mergers and acquisitions. The members of the Technology Lending Investment Committee have diverse backgrounds with investing experience through multiple business and credit cycles. Moreover, certain members of the Technology Lending Investment Committee and other executives and employees of our Adviser and its affiliates have operating and/or investing experience on behalf of business development companies. In addition, through its West Coast Office, our Adviser has a significant presence in Silicon Valley to better serve financial sponsors operating in the technology sector. We believe this experience provides our Adviser with an in-depth understanding of the strategic, financial and operational challenges and opportunities of technology companies and will afford it numerous tools to manage risk while preserving the opportunity for attractive risk-adjusted returns on our investments.
Distinctive Origination Platform.
 To date, a substantial majority of our investments have been sourced directly. We believe that our origination platform provides us the ability to originate investments without the assistance of investment banks or other traditional Wall Street intermediaries.

The investment team includes over 100 investment professionals (over 30 of whom are dedicated to technology investing) and is responsible for originating, underwriting, executing and managing the assets of our direct lending transactions and for sourcing and executing opportunities directly. The investment team has significant experience as transaction originators and building and maintaining strong relationships with private equity sponsors and companies. In addition, we believe that as a result of the formation of Blue Owl the investment team has enhanced sourcing capabilities because of their ability to utilize Blue Owl’s resources and its relationships with the financial sponsor community and service providers, which we believe may result in an increased pipeline of deal opportunities.
The investment team also maintains direct contact with banks, corporate advisory firms, industry consultants, attorneys, investment banks, “club” investors and other potential sources of lending opportunities. We believe our Adviser’s ability to source through multiple channels will allow us to generate investment opportunities that have more attractive risk-adjusted return characteristics than by relying solely on origination flow from investment banks or other intermediaries and to be more selective investors.
Since our Adviser’s affiliates began investment activities in April 2016 through September 30, 2023, our Adviser and its affiliates have originated $82.5 billion of aggregate principal amount of investments, of which $78.8 billion of aggregate principal amount of investments prior to any subsequent exits or repayments, was retained by either us or a corporation or fund advised by our Adviser and its affiliates.
Provide Customized Financing Complementary to Financial Sponsors’ Capital
. We offer a broad range of investment structures and possess expertise and experience to effectively structure and price investments in technology companies. We offer customized financing solutions ranging from senior debt to equity capital. Unlike many of our competitors that we believe are restricted to smaller investment sizes and only invest in companies that fit a specific set of investment parameters, we believe that we will have the scale and flexibility to structure our investments to suit the particular needs of our portfolio companies. As a result, we believe that our capital will be viewed as an attractive and complimentary source of capital, both by the portfolio company and by the portfolio company’s financial sponsor.
Potential Long-Term Investment Horizon.
 We believe our potential long-term investment horizon will give us flexibility, allowing us to maximize returns on our investments in technology companies. We intend to invest using a long-term focus, which we believe will provide us with the opportunity to increase total returns on invested capital, as compared to other private company investment vehicles or investment vehicles with daily liquidity requirements (
e.g.
, open-ended mutual funds and ETFs).
Defensive Investment Philosophy.
 The Adviser employs an investment approach focused on rigorous due diligence and underwriting, a highly selective and multi-stage investment decision process, and ongoing portfolio monitoring. The investment approach will focus on quantitative and qualitative factors, with particular emphasis on early detection of potential deterioration. This strategy is designed to minimize potential losses and achieve attractive risk adjusted returns.
Active Portfolio Monitoring.
 The Adviser closely monitors the investments in our portfolio and take a proactive approach to identifying and addressing sector- or company-specific risks. The Adviser receives and reviews detailed financial information from portfolio companies no less than quarterly and will seek to maintain regular dialogue with portfolio company management teams regarding current and forecasted performance. In addition, the Adviser has built out its portfolio management team to include workout experts who will closely monitor our portfolio companies and who, on at least a quarterly basis, assess each portfolio company’s operational and liquidity exposure and outlook to understand and mitigate risk. Further, we anticipate that many of our equity investments will provide us the opportunity to nominate a member or observer to the board of directors of the portfolio company or otherwise include provisions protecting our rights as a minority-interest holder, which we believe will allow us to closely monitor the performance of these portfolio companies.

Structure of Investments
Our investment objective is to generate current income and, to a lesser extent, capital appreciation by targeting investment opportunities with favorable risk-adjusted returns.
We expect that generally our portfolio composition will be majority debt or income producing securities, which may include “covenant-lite” loans, with a lesser allocation to equity or equity-linked opportunities. In addition, we may invest a portion of our portfolio in opportunistic investments, which will not be our primary focus, but will be intended to enhance returns to our shareholders and from time to time, we may evaluate and enter into strategic portfolio transactions which may result in additional portfolio companies which we are considered to control. These investments may include high-yield bonds and broadly-syndicated loans, which are typically originated and structured by banks on behalf of large corporate borrowers with employee counts, revenues, EBITDAs and enterprise values larger than the middle market characteristics described herein, and equity investments in portfolio companies that make senior secured loans or invest in broadly syndicated loans or structured products, such as life settlements and royalty interests. Our portfolio composition may fluctuate from time to time based on market conditions and interest rates.
Covenants are contractual restrictions that lenders place on companies to limit the corporate actions a company may pursue. Generally, the loans in which we expect to invest will have financial maintenance covenants, which are used to proactively address materially adverse changes in a portfolio company’s financial performance. However, to a lesser extent, we may invest in “covenant-lite” loans.
Debt Investments.
 The terms of our debt investments are tailored to the facts and circumstances of each transaction. The Adviser negotiates the structure of each investment to protect our rights and manage our risk. We intend to invest in the following types of debt:

•
First-lien debt.
 First-lien debt typically is be senior on a lien basis to other liabilities in the issuer’s capital structure and has the benefit of a first-priority security interest in assets of the issuer. The security interest ranks above the security interest of any second-lien lenders in those assets. Our first-lien debt may include stand-alone first-lien loans, “last out” first-lien loans, “unitranche” loans (including the “last out” portions of such loans) and secured corporate bonds with similar features to these categories of first-lien loans.

•
Stand-alone first-lien loans.
 Stand-alone first-lien loans are traditional first-lien loans. All lenders in the facility have equal rights to the collateral that is subject to the first-priority security interest.

•
Unitranche loans.
 Unitranche loans (including the “last out” portions of such loans) combine features of first-lien, second-lien and mezzanine debt, generally in a first-lien position. In many cases, we may provide the issuer most, if not all, of the capital structure above their equity. The primary advantages to the issuer are the ability to negotiate the entire debt financing with one lender and the elimination of intercreditor issues. “Last out” first-lien loans have a secondary priority behind super-senior “first out” first-lien loans in the collateral securing the loans in certain circumstances. The arrangements for a “last out” first-lien loan typically are set forth in an “agreement among lenders,” which will provide lenders with “first out” and “last out” payment streams based on a single lien on the collateral. Since the “first out” lenders generally have priority over the “last out” lenders for receiving payment under certain specified events of default, or upon the occurrence of other triggering events under intercreditor agreements or agreements among lenders, the “last out” lenders bear a greater risk and, in exchange, receive a higher effective interest rate, through arrangements among the lenders, than the “first out” lenders or lenders in stand-alone first-lien loans. Agreements among lenders also typically provide greater voting rights to the “last out” lenders than the intercreditor agreements to which second-lien lenders often are subject. Among the types of first-lien debt in which we may invest, “last out” first-lien loans generally have higher effective interest rates than other types of first-lien loans, since “last out” first-lien loans rank below standalone first-lien loans.

•
Second-lien debt.
Our second-lien debt may include secured loans, and, to a lesser extent, secured corporate bonds, with a secondary priority behind first-lien debt. Second-lien debt typically is senior on a lien basis to unsecured liabilities in the issuer’s capital structure and has the benefit of a security interest over assets of the issuer, though ranking junior to first-lien debt secured by those assets. First-lien lenders and second-lien lenders typically have separate liens on the collateral, and an inter-creditor agreement provides the first-lien lenders with priority over the second-lien lenders’ liens on the collateral.

•
Mezzanine debt.
 Structurally, mezzanine debt usually ranks subordinate in priority of payment to first-lien and second-lien debt, is often unsecured, and may not have the benefit of financial covenants common in first-lien and second-lien debt. However, mezzanine debt ranks senior to common and preferred equity in an issuer’s capital structure. Mezzanine debt investments generally offer lenders fixed returns in the form of interest payments, which could be paid-in-kind, and may provide lenders an opportunity to participate in the capital appreciation, if any, of an issuer through an equity interest. This equity interest typically takes the form of an equity co-investment or warrants. Due to its higher risk profile and often less restrictive covenants compared to senior secured loans, mezzanine debt generally bears a higher stated interest rate than first-lien and second-lien debt.

•
Convertible bonds
. Convertible bonds are fixed-income corporate debt securities that yield current interest payments, but can be converted into common stock or other equivalent equity shares of an issuer. Interest may be in the form of cash or payment-in-kind, or a combination of both. Although we may, from time to time, invest in convertible securities of publicly listed issuers, our convertible bond investments are typically issued to private businesses. Upon a qualifying public offering, these securities become convertible at the option of the bondholder (or, in some instances, are mandatorily converted) into shares of the issuer. Conversion prices are typically set at a discount to the market price of the shares at pricing of the qualifying public offering.

•
Broadly syndicated loans
. Broadly syndicated loans (whose features are similar to those described under “First-lien debt” and “Second-lien debt” above) are typically originated and structured by banks on behalf of large corporate borrowers with employee counts, revenues, EBITDAs, and enterprise values larger than the middle-market characteristics described above. The proceeds of broadly syndicated loans are often used for leveraged buyout transactions, mergers and acquisitions, recapitalizations, refinancings, and financing capital expenditures. Broadly syndicated loans are typically distributed by the arranging bank to a diverse group of investors primarily consisting of: CLOs; senior secured loan and high yield bond mutual funds; closed-end funds, hedge funds, banks, and insurance companies; and finance companies. A borrower must comply with various covenants contained in a loan agreement or note purchase agreement between the borrower and the holders of the broadly syndicated loan. The broadly syndicated loans in which we invest may include loans that are considered “covenant-lite” loans, because of their lack of a full set of financial maintenance covenants.

Our debt investments are typically structured with the maximum security and collateral that we can reasonably obtain while seeking to achieve our total return target. Our Adviser seeks to limit the downside potential of our investments by:

•	requiring a total return on our investments (including both interest and potential equity appreciation) that compensates us for credit risk;

•	negotiating covenants in connection with our investments consistent with preservation of our capital. Such restrictions may include affirmative covenants (including reporting requirements),

negative covenants (including financial maintenance covenants), lien protection, limitations on debt incurrence, restrictions on asset sales, downside and liquidation cases, restrictions on dividends and other payments, cash flow sweeps, collateral protection, required debt amortization, change of control provisions and board rights, including either observation rights or rights to a seat on the board under some circumstances; and

•	including debt amortization requirements, where appropriate, to require the timely repayment of principal of the loan, as well as appropriate maturity dates.
Equity Investments.
 Our investment in a portfolio company could be or may include an equity interest, such as common stock or preferred stock, or equity linked interest, such as a warrant or profit participation right. We may make direct and indirect equity investments with or without a concurrent investment in a more senior part of the capital structure of the issuer. Our equity investments are typically not control-oriented investments and we may structure such equity investments to include provisions protecting our rights as a minority-interest holder.
Specialty Financing Portfolio Companies.
 We may make equity investments in portfolio companies that make senior secured loans or invest in broadly syndicated loans or structured products, such as life settlements and royalty interests. Our specialty financing companies include LSI Financing I DAC, a portfolio company formed to acquire a contractual right to revenue pursuant to an earnout agreement in the life sciences space.
Share Class Specifications
OCA, an affiliate of the Adviser, has received an exemptive order that permits us to offer multiple classes of shares of common stock and to impose varying sales loads, asset-based service and/or distribution fees and early withdrawal fees.
Our Class S shares and Class D shares are not subject to an Upfront Sales Load. However, if Class S shares and/or Class D shares are purchased from certain financial intermediaries, those financial intermediaries may directly charge subscribers transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided
that the selling agents limit such charges to 3.50% and 1.50% of the net offering price per share of each such Class S share and Class D share, respectively. Our Class I shares are not subject to an Upfront Sales Load. Pursuant to a distribution plan adopted by us in compliance with Rules 12b-1 and 17d-3 under the 1940 Act, as if those rules applied to us, our Class S and Class D shares are subject to annual ongoing servicing fees of 0.85% and 0.25%, respectively, of the then-current net asset value of such shares, as determined in accordance with applicable FINRA rules. Our Class I shares are not subject to an ongoing servicing fee.
Class S shares are generally available for purchase by certain investors meeting the suitability standards described herein and through brokerage and transaction-based accounts. Class D shares are generally available for purchase in this offering only (1) through fee-based programs, also known as wrap accounts, that provide access to Class D shares, (2) through participating broker-dealers that have alternative fee arrangements with their clients to provide access to Class D shares, (3) through certain registered investment advisers, (4) through bank trust departments or any other organization or person authorized to act in a fiduciary capacity for its clients or customers or (5) other categories of investors that we name in an amendment or supplement to this prospectus. Class I shares are generally available for purchase in this offering only (1) through fee-based programs, also known as wrap accounts, that provide access to Class I shares, (2) by endowments, foundations, pension funds and other institutional investors, (3) through participating broker-dealers that have alternative fee arrangements with their clients to provide access to Class I shares, (4) by our executive officers and directors and their immediate family members, as well as officers and employees of our Adviser, Blue Owl’s Credit platform or other affiliates and their immediate family members, and, if approved by our board of directors, joint venture partners, consultants and other service providers or (5) other categories of investors that we name in an amendment or supplement to this prospectus. We may also offer Class I shares to certain feeder vehicles primarily created to hold our Class I shares, which in turn offer interests in themselves to investors; we expect to conduct such offerings pursuant to exceptions to registration under the Securities Act and not as a part of this offering. Such feeder vehicles may have additional costs and expenses, which would be disclosed in connection with the offering of their interests. We may also offer Class I shares to other investment vehicles. OTA and its affiliates will be expected to hold their Class I shares purchased as shareholders for investment and not with a view towards distribution.
A Class S share and a Class D share will convert into a Class I share upon the earliest of (i) our Dealer Manager advising us that the aggregate underwriting compensation payable from all sources (determined in accordance with applicable FINRA rules) would be in excess of 10% of the gross proceeds of this offering or (ii) a liquidity event. In addition, consistent with the exemptive relief allowing us to offer multiple classes of shares, at the end of the month in which the Dealer Manager in conjunction with the transfer agent determines that total upfront selling commissions and ongoing servicing fees paid with respect to any single share held in a shareholder’s account would exceed, in the aggregate, 10% of the gross proceeds from the sale of such share (or a lower limit as set forth in any applicable agreement between the Dealer Manager and a participating broker-dealer) (the “Sales Charge Cap”), we will cease paying the ongoing servicing fees on either (i) each such Class S share or Class D share that would exceed such limit or (ii) all Class S shares and Class D shares in such shareholder’s account. We may modify this requirement in a manner that is consistent with the applicable exemptive relief. At the end of such month, the applicable Class S shares or Class D shares in such shareholder’s account will convert into a number of Class I shares (including any fractional shares) with an equivalent aggregate net asset value as such Class S shares or Class D shares. See “Plan of Distribution — Compensation Paid to the Dealer Manager and Participating Broker-Dealers.”
Operating and Regulatory Structure
We are an externally-managed, non-diversified closed-end management investment company that filed an election to be regulated as a BDC under the 1940 Act. In addition, for U.S. federal income tax purposes we have elected to be treated as a RIC under Subchapter M of the Code. See “Tax Matters.” Our investment activities will be managed by our Adviser and supervised by our Board, a majority of whom are not “interested persons” of the Company or of our Adviser as defined in Section 2(a)(19) of the 1940 Act and are “independent,” as determined by our board of directors. As a BDC, we are required to comply with certain regulatory requirements. See “Regulation.”
Our Distribution Reinvestment Plan
We have adopted a distribution reinvestment plan whereby shareholders (other than Alabama, Arkansas, Idaho, Kansas, Kentucky, Maine, Maryland, Massachusetts, Nebraska, New Jersey, North Carolina, Ohio, Oklahoma, Oregon, Vermont and Washington investors, and clients of certain participating brokers that do not permit automatic enrollment in our distribution reinvestment plan) will have their cash distributions automatically reinvested in additional shares of the same class of our common stock to which the distribution relates unless they elect to receive their distributions in cash. See “Distribution Reinvestment Plan.” Alabama, Arkansas, Idaho, Kansas, Kentucky, Maine, Maryland, Massachusetts, Nebraska, New Jersey, North Carolina, Ohio, Oklahoma, Oregon, Vermont and Washington investors, and clients of certain participating brokers that do not permit automatic enrollment in our distribution reinvestment plan, will automatically receive their distributions in cash unless they elect to have their cash distributions reinvested in additional shares of our common stock. Ohio residents that own Class S or Class D shares are not eligible to participate in our distribution reinvestment plan.

Plan of Distribution
We are offering on a best efforts, continuous basis shares of Class S, Class D and Class I common stock, which were offered at prices per share of $10.21, $10.21, and $10.21, respectively, as of November 1, 2023. See “Plan of Distribution.” To the extent that our net asset value increases above or decreases below our initial public offering prices, we intend to sell our shares at net offering prices that we believe reflect the net asset value per share of the relevant class of common stock as determined in accordance with the Company’s share pricing policy. See “Determination of Net Asset Value — Value Determinations in Connection with this Continuous Offering.” We will not sell any class of our shares at a net offering price below our net asset value per share unless we obtain the requisite approval from our shareholders.
Our Dealer Manager for this offering is Blue Owl Securities, which is an affiliate of our Adviser and is registered with the SEC as a broker-dealer and is a member of FINRA and SIPC. Our Dealer Manager is not required to sell any specific number or dollar amount of shares, but has agreed to use its best efforts to sell the shares offered. The initial minimum permitted purchase is $25,000 in Class S or Class D shares, and $1 million in Class I shares unless waived by the Dealer Manager.
We will schedule monthly closings on subscriptions received and accepted by us. Subscriptions will be effective only upon our acceptance, and we reserve the right to reject any subscription in whole or in part. Subscriptions will be accepted or rejected within 30 days of receipt by us and, if rejected, all funds will be returned to subscribers without deduction for any fees and expenses within ten business days from the date the subscription is rejected. After we meet our minimum offering requirement, funds received in connection with subscriptions will be placed in a non-interest-bearing escrow account pending closing. We are not permitted to accept a subscription until at least five business days after the date you receive this prospectus.
Compensation Paid to the Dealer Manager and Participating Broker-Dealers
Our Class S shares and Class D shares are not subject to an Upfront Sales Load. However, if Class S shares and/or Class D shares are purchased from certain financial intermediaries, those financial intermediaries may directly charge subscribers transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided
that the selling agents limit such charges to 3.50% and 1.50% of the net offering price per share of each such Class S share and Class D share, respectively. No Upfront Sales Load will be paid in connection with purchases of Class I shares or shares purchased pursuant to our distribution reinvestment plan.
Our Class S and Class D shares are subject to ongoing servicing fees of 0.85% and 0.25%, respectively, of the aggregate net asset value for such class of shares, as determined in accordance with applicable FINRA rules. The ongoing servicing fees are similar to sales commissions in that the servicing expenses borne by the Dealer Manager, its affiliates, participating broker-dealers and financial representatives may be different from and substantially less than the amount of ongoing servicing fees charged.
From time to time our Adviser may enter into agreements with placement agents or broker-dealers to offer shares of our common stock. Our Adviser may pay certain placement or “finder’s” fees in connection with our offering of common stock. In addition, investors who purchase shares through a placement agent may be required to pay a fee or commission directly to the placement agent. If you are purchasing shares through a placement agent, you should request additional information from your salesperson or financial intermediary.
FINRA Rule 2310 provides that the maximum aggregate underwriting compensation from any source, including compensation paid from offering proceeds and in the form of “trail commissions,” payable to underwriters, broker-dealers, or affiliates thereof participating in an offering may not exceed 10% of gross offering proceeds, excluding proceeds received in connection with the issuance of shares through a distribution reinvestment plan. Payments collected by us in connection with the ongoing servicing fee, in addition to the Upfront Sales Load imposed by financial intermediaries, if any, will be considered underwriting compensation for purposes of FINRA Rule 2310. See “Plan of Distribution” for additional information regarding underwriting compensation.
Suitability Standards
Pursuant to applicable state securities laws, shares of Class S, Class D and Class I common stock offered through this prospectus are suitable only as a long-term investment for persons of adequate financial means who have no need for liquidity in this investment. There is not expected to be any public market for our shares, which means that investors likely will have limited ability to sell their shares, if they can sell them at all, and there can be no assurance that there ever will be a public market for our shares. As a result, we have established suitability standards which require investors, at a minimum, to have either: (i) a net worth of at least $70,000 and an annual gross income of at least $70,000, or (ii) a net worth of at least $250,000. Under these standards, net worth does not include your home, home furnishings or personal automobiles. In addition, each person selling shares on our behalf will require that a potential investor (1) can reasonably benefit from an investment in us based on such investor’s overall investment objectives and portfolio structuring; (2) is able to bear the economic risk of the investment based on the prospective shareholder’s overall financial situation; and (3) has apparent understanding of (a) the fundamental risks of the investment, (b) the risk that such investor may lose his or her entire investment, (c) the lack of liquidity of our shares, (d) the background and qualifications of our Adviser and (e) the tax consequences of the investment. For additional information, see “Suitability Standards.”
How to Subscribe
Investors who meet the suitability standards described in this prospectus may purchase shares of our common stock. Investors seeking to purchase shares of our common stock should proceed as follows:

•	Read the entire final prospectus and the current supplement(s), if any, accompanying the final prospectus.

•	Complete the execution copy of the subscription agreement. A specimen copy of the subscription agreement is included as Appendix A.

•
Deliver payment for the amount of the shares being subscribed for along with the completed subscription agreement. You should direct your payment to “UMB Bank, N.A., as escrow agent for Blue Owl Technology Income Corp.” The initial minimum permitted purchases are $25,000 for the Class S and Class D shares, and $1 million for the Class I shares unless waived by the Dealer Manager. Additional purchases must be for a minimum of $500 for the Class S, Class D and Class I shares, except for purchases made pursuant to our distribution reinvestment plan.

•
By executing the subscription agreement and paying the full amount being subscribed for, each investor attests that he or she meets the minimum income and net worth standards as stated in the subscription agreement.

•
Subscribers are not committed to purchase shares at the time their subscription orders are submitted and any subscription may be canceled at any time before the time it has been accepted. You may withdraw your purchase request through your financial intermediary or directly by sending an email to
servicedesk@blueowl.com
.

A sale of the shares may not be completed until at least five business days after the subscriber receives our final prospectus as filed with the SEC pursuant to Rule 424 of the Securities Act. Within 30 business days of our receipt of each completed subscription agreement, we will accept or reject the subscription. We expect to close on subscriptions received and accepted by us on a monthly basis. If we accept the subscription, we will send a confirmation within twenty business days. If for any reason we reject the subscription, we will promptly return the check and the subscription agreement, without interest or deduction, within ten business days after rejecting it. While a shareholder will not know our net asset value on the effective date of the share purchase, our net asset value applicable to a purchase of shares generally will be available within 20 business days after the effective date of the share purchase; at that time, the number of shares based on that net asset value and each shareholder’s purchase will be determined and shares are credited to the shareholder’s account as of the effective date of the share purchase. See “Risk Factors — Risks Related to Our Business —
Investors will not know the purchase price per share at the time they submit their subscription agreements and could receive fewer shares of our common stock than anticipated if our board of directors determines to increase the offering price to a price that we believe reflects the net asset value per share of the Class S, Class D and Class I shares in accordance with our share pricing policy.
” We will disclose the net asset value per share of each class of our common stock for each month when available on our website at
 www.otic.com.
Perpetual-Life BDC
We intend to operate as a non-exchange traded perpetual-life BDC, and do not intend to complete a liquidity event within any specific time period, if at all. We use the term “perpetual-life BDC” to describe a BDC of indefinite duration, whose shares of common stock are intended to be sold by the BDC monthly on a continuous basis at prices generally equal to the BDC’s monthly net asset value per share for the applicable class of common stock. We generally consider a liquidity event to be a merger or another transaction approved by our board of directors in which shareholders will receive cash or shares of a publicly traded company, or a sale of all or substantially all of our assets either on a complete portfolio basis or individually followed by a liquidation and distribution of cash to our shareholders. We do not intend to list our shares on a national securities exchange. Upon the occurrence of a liquidity event, if any, all Class S and Class D shares will automatically convert into Class I shares and the ongoing servicing fee will terminate. See “Perpetual-Life BDC.”
Share Repurchase Program
We have commenced a share repurchase program, pursuant to which we intend to conduct quarterly repurchase offers to allow its shareholders to tender their shares at a price equal to the net offering price per share for the applicable class of shares on each date of repurchase. Our board of directors reserves the right, in its sole discretion, to limit the number of shares to be repurchased for each class by applying limitations on the number of shares to be repurchased on a per class basis. We intend to limit the number of shares to be repurchased in each period to no more than 5.00% of our outstanding shares of common stock. Repurchases of shares will be made at prices determined by our board of directors, and paid on the date of such repurchase.
Any quarterly repurchase offers will be subject in part to our available cash and compliance with the BDC and RIC qualification and diversification rules promulgated under the 1940 Act and the Code, respectively. While we intend to conduct quarterly repurchase offers as described above, we are not required to do so and may amend or suspend the share repurchase program at any time.
Our Affiliates
The Adviser is affiliated with OCA, OTCA, ODCA and OPFA, together with our Adviser, the Blue Owl Credit Advisers. The Blue Owl Credit Advisers are indirect affiliates of Blue Owl and part of Blue Owl’s Credit platform, which focuses on direct lending. See “Business — Our Adviser.”
We rely on exemptive relief, which has been granted by the SEC to OCA and certain of its affiliates, to co-invest with other funds managed by our Adviser or its affiliates, including Blue Owl Capital Corporation, Blue Owl Capital Corporation II, Blue Owl Capital Corporation III, Blue Owl Technology Finance Corp., Blue Owl

Credit Income Corp., Blue Owl Technology Finance Corp. II and other funds managed by the Adviser or its affiliates comprising Blue Owl’s Credit platform (together with the Company, the “Blue Owl Credit Clients”) in a manner consistent with our investment objective positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. See “Regulation — Exemptive Relief.”
Our Adviser or its affiliates may engage in certain origination activities and receive attendant arrangement, structuring or similar fees. See “Risk Factors — Risks Related to our Adviser and its Affiliates —
Our Adviser and its affiliates may face conflicts of interest with respect to services performed for issuers in which we may invest
.” Our Adviser’s liability is limited under the Investment Advisory Agreement, and we are required to indemnify our Adviser against certain liabilities. These protections may lead our Adviser to act in a riskier manner when acting on our behalf than it would when acting for its own account. See “Risk Factors — Risks Related to our Adviser and its Affiliates —
Our Adviser’s liability is limited under the Investment Advisory Agreement, and we are required to indemnify our Adviser against certain liabilities, which may lead our Adviser to act in a riskier manner on our behalf than it would when acting for its own account
.”
Conflicts of Interest
We have entered into the Investment Advisory Agreement and the Administration Agreement with our Adviser. Pursuant to the Investment Advisory Agreement, we pay our Adviser a base management fee and an incentive fee. See “Management and Other Agreements and Fees — Investment Advisory Agreement” for a description of how the fees payable to our Adviser will be determined. Pursuant to the Administration Agreement, we will reimburse our Adviser for expenses necessary to perform services related to our administration and operations. See “Management and Other Agreements and Fees — Administration Agreement” for a description of how the expenses reimbursable to our Adviser will be determined. In addition, our Adviser or its affiliates may engage in certain origination activities and receive attendant arrangement, structuring or similar fees.
Our executive officers, certain of our directors and certain other finance professionals of Blue Owl also serve as executives of the Blue Owl Credit Advisers, and certain of our officers and directors and professionals of Blue Owl’s Credit platform and the Blue Owl Credit Advisers are officers of Blue Owl Securities and Blue Owl. In addition, our executive officers and directors and the members of our Adviser and members of its Technology Lending Investment Committee serve or may serve as officers, directors or principals of entities that operate in the same, or a related, line of business as we do (including the Blue Owl Credit Advisers), including serving on their respective investment committees and/or on the investment committees of investment funds, accounts or other investment vehicles managed by our affiliates which may have investment objectives similar to our investment objective.
At times, we compete with the other Blue Owl Credit Clients for capital and investment opportunities. As a result, we may not be given the opportunity to participate in certain investments made by the other Blue Owl Credit Clients. This can create a potential conflict when allocating investment opportunities among us and such other Blue Owl Credit Clients. An investment opportunity that is suitable for multiple clients of the Blue Owl Credit Advisers may not be capable of being shared among some or all of such clients and affiliates due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act. However, in order for our Adviser and its affiliates to fulfill their fiduciary duties to each of their clients, the Blue Owl Credit Advisers have put in place an investment allocation policy that seeks to ensure the fair and equitable allocation of investment opportunities over time and addresses the co-investment restrictions set forth under the 1940 Act. See “Risk Factors — Risks Related to Our Business.”
Ongoing servicing fees will be payable by investors to compensate our affiliated Dealer Manager and its affiliates for services rendered to shareholders, including, among other things, responding to customer inquiries of a general nature regarding the Company; crediting distributions from us to customer accounts; arranging for bank wire transfer of funds to or from a customer’s account; responding to customer inquiries and requests regarding shareholder reports, notices, proxies and proxy statements, and other Company documents; forwarding prospectuses, tax notices and annual and quarterly reports to beneficial owners of our shares; assisting us in establishing and maintaining shareholder accounts and records; assisting customers in changing account options, account designations and account addresses, and providing such other similar services as we may reasonably request to the extent the an authorized service provider is permitted to do so under applicable statutes, rules, or regulations. The ongoing servicing fees will terminate for all Class S and Class D shareholders upon a liquidity event, if any. As such, although we do not intend to complete a liquidity event within any specific time period, if at all, our Adviser may have an incentive to delay a liquidity event if such amounts receivable by our Dealer Manager have not been fully paid. A delay in a liquidity event may not be in the best interests of our shareholders. See “Risk Factors — Risks Related to Our Adviser and Its Affiliates —
 Our Adviser may have an incentive to delay a liquidity event, which may result in actions that are not in the best interest of our shareholders
.”
Allocation of Investment Opportunities
The Blue Owl Credit Advisers intend to allocate investment opportunities in a manner that is fair and equitable over time and is consistent with its investment allocation policy, so that no client of the Adviser or its affiliates is disadvantaged in relation to any other client of the Adviser or its affiliates, taking into account such factors as the relative amounts of capital available for new investments, cash on hand, existing commitments and reserves, the investment programs and portfolio positions of the participating investment accounts, the clients for which participation is appropriate, targeted leverage level, targeted asset mix and any other factors deemed appropriate. The Blue Owl Credit Advisers intend to allocate common expenses among us and other clients of the Adviser and its affiliates in a manner that is fair and equitable over time or in such other manner as may be required by applicable law or the Investment Advisory Agreement. Fees and expenses generated in connection with potential portfolio investments that are not consummated will be allocated in a manner that is fair and equitable over time and in accordance with policies adopted by the Blue Owl Credit Advisers and the Investment Advisory Agreement.
The Blue Owl Credit Advisers have put in place an investment allocation policy that seeks to ensure the equitable allocation of investment opportunities over time and addresses the co-investment restrictions set forth under the 1940 Act. When we engage in co-investments as permitted by the exemptive relief described below, we will do so in a manner consistent with the Blue Owl Credit Advisers’ investment allocation policy.
In situations where co-investment with other entities managed by the Adviser or its affiliates is not permitted or appropriate, such as when there is an opportunity to invest in different securities of the same issuer, a committee comprised of certain executive officers of the Blue Owl Credit Advisers (including executive officers of the Adviser) along with other officers and employees, will need to decide whether we or such other entity or entities will proceed with the investment. The allocation committee will make these determinations based on the Blue Owl Credit Advisers’ investment allocation policy, which generally requires that such opportunities be offered to eligible accounts in a manner that will be fair and equitable over time.
As a result of exemptive relief, there could be significant overlap in our investment portfolio and the investment portfolios of the other funds managed by the Blue Owl Credit Advisers that could avail themselves of the exemptive relief and that have an investment objective similar to ours.
The Blue Owl Credit Advisers’ investment allocation policy is designed to manage the potential conflicts of interest between the Adviser’s fiduciary obligations to us and its or its affiliates’ similar fiduciary obligations to other clients, including the Owl Rock Clients; however, there can be no assurance that the Blue Owl Credit

Advisers’ efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to us. Not all conflicts of interest can be expected to be resolved in our favor.
The allocation of investment opportunities among us and any of the other investment funds sponsored or accounts managed by the Adviser or its affiliates may not always, and often will not, be proportional. In general, pursuant to the Blue Owl Credit Advisers’ investment allocation policy, the process for making an allocation determination includes an assessment as to whether a particular investment opportunity (including any follow-on investment in, or disposition from, an existing portfolio company held by us or another investment fund or account) is suitable for us or another investment fund or account including the Blue Owl Credit Clients. In making this assessment, the Blue Owl Credit Advisers may consider a variety of factors, including, without limitation: the investment objectives, guidelines and strategies applicable to the investment fund or account; the nature of the investment, including its risk-return profile and expected holding period; portfolio diversification and concentration concerns; the liquidity needs of the investment fund or account; the ability of the investment fund or account to accommodate structural, timing and other aspects of the investment process; the life cycle of the investment fund or account; legal, tax and regulatory requirements and restrictions, including, as applicable, compliance with the 1940 Act (including requirements and restrictions pertaining to co-investment opportunities discussed below); compliance with existing agreements of the investment fund or account; the available capital of the investment fund or account; diversification requirements for BDCs or RICs; the gross asset value and net asset value of the investment fund or account; the current and targeted leverage levels for the investment fund or account; and portfolio construction considerations. The relevance of each of these criteria will vary from investment opportunity to investment opportunity. In circumstances where the investment objectives of multiple investment funds or accounts regularly overlap, while the specific facts and circumstances of each allocation decision will be determinative, the Blue Owl Credit Advisers may afford prior decisions precedential value.
Pursuant to the Blue Owl Credit Advisers’ investment allocation policy, if, through the foregoing analysis, it is determined that an investment opportunity is appropriate for multiple investment funds or accounts, the Blue Owl Credit Advisers generally will determine the appropriate size of the opportunity for each such investment fund or account. If an investment opportunity falls within the mandate of two or more investment funds or accounts, and there are no restrictions on such funds or accounts investing with each other, then each investment fund or account will receive the amount of the investment that it is seeking, as determined based on the criteria set forth above.
Certain allocations may be more advantageous to us relative to one or all of the other investment funds, or vice versa. While the Blue Owl Credit Advisers will seek to allocate investment opportunities in a way that it believes in good faith is fair and equitable over time, there can be no assurance that our actual allocation of an investment opportunity, if any, or terms on which the allocation is made, will be as favorable as they would be if the conflicts of interest to which the Adviser may be subject did not exist.
Exemptive Relief
We rely on an order for exemptive relief (as amended, the “Order”) that has been granted by the SEC to OCA and certain of its affiliates, which permits us to co-invest with other funds managed by our Adviser or its affiliates in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. Pursuant to such exemptive relief, we generally are permitted to co-invest with certain of our affiliates if a “required majority” (as defined in Section 57(o) of the 1940 Act) of our independent directors make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the transaction, including the consideration to be paid, are reasonable and fair to us and our shareholders and do not involve overreaching of us or our shareholders on the part of any person concerned, (2) the transaction is consistent with the interests of our shareholders and is consistent with our investment objective and strategies, (3) the investment by our affiliates would not disadvantage us, and our participation would not be on a basis different from or less advantageous than that on which our affiliates are investing, and (4) the proposed investment by us would not benefit our Adviser or its affiliates or any affiliated person of any of them (other than the parties to the transaction), except to the extent permitted by the Order and applicable law, including the limitations set forth in Section 57(k) of the 1940 Act. In addition, the Company has received an amendment to the Order to permit it to co-invest in its existing portfolio companies with certain affiliates that are private funds, even if such private funds did not have an investment in such existing portfolio company.
The Blue Owl Credit Advisers’ investment allocation policy seeks to ensure equitable allocation of investment opportunities between us, the other Blue Owl Credit Clients and/or other funds managed by our Adviser and its affiliates. See “Certain Relationships and Related Party Transactions.”
In addition, OCA, an affiliate of the Adviser, has received an exemptive order that permits us to offer multiple classes of shares of common stock and to impose varying sales loads, asset-based service and/or distribution fees and early withdrawal fees.
Reports to Shareholders
Within 60 days after the end of each fiscal quarter, we will distribute our quarterly report on Form 10-Q to all shareholders of record. In addition, we will distribute our annual report on Form 10-K to all shareholders within 120 days after the end of each fiscal year. These reports will also be available on our website at
www.otic.com
and on the SEC’s website at
www.sec.gov.
These reports should not be considered a part of or as incorporated by reference into this prospectus, or the registration statement of which this prospectus is a part.
Taxation of Our Company
We have elected to be treated, and intend to qualify annually, as a RIC under Subchapter M of the Code. As a RIC, we generally will not be subject to U.S. federal income tax on any ordinary income or capital gains that we timely distribute to our shareholders from our tax earnings and profits. To maintain our RIC tax treatment, we generally must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. See “Tax Matters.”
Company Information
Our administrative and executive offices are located at 399 Park Avenue, New York, NY 10022, and our telephone number is (212) 419-3000. We maintain a website at
www.otic.com
. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider information contained on our website to be part of this prospectus.
Emerging Growth Company Status
We qualify as an emerging growth company, as that term is used in the JOBS Act. An emerging growth company may take advantage of specified reduced reporting and other burdens that are otherwise applicable generally to public companies. These provisions include an exemption from the auditor attestation requirement in the assessment of the emerging growth company’s internal control over financial reporting under Section 404 of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) for so long as we qualify as an emerging growth company. Specifically, under the JOBS Act, emerging growth companies are not required to (1) provide an auditor’s attestation report on management’s assessment of the effectiveness of internal control over financial reporting, pursuant to Section 404 of the Sarbanes-Oxley Act, (2) comply with new requirements adopted by the Public Company Accounting Oversight Board (the “PCAOB”), (3) comply with new audit rules adopted by the PCAOB after April 5, 2012 (unless the SEC determines otherwise), (4) provide certain financial statements and disclosures relating to executive compensation generally required for larger public companies or (5) hold shareholder advisory votes on executive compensation.
In addition, Section 7(a)(2)(B) of the Securities Act and Section 13(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) as amended by Section 102(b) of the JOBS Act provide that an emerging growth company can take advantage of the extended transition period for complying with new or revised accounting standards. We intend to take advantage of such extended transition periods. We will remain an emerging growth company until the earliest of (a) up to five years measured from the date of the first sale of common equity securities pursuant to an effective registration statement, (b) the last day of the first fiscal year in which our annual gross revenues are $1.07 billion or more, (c) the date that we become a “large accelerated filer” as defined in Rule 12b-2 under the Exchange Act, which would occur if the market value of our common stock that is held by non-affiliates exceeds $700 million as of the last business day of our most recently completed second fiscal quarter, or (d) the date on which we have issued more than $1 billion in non-convertible debt during the preceding three-year period.
Recent Developments
Amended and Restated Bylaws
On November 6, 2023, our board of directors approved the Amended and Restated Bylaws (the “Third Amended and Restated Bylaws”), effective as of November 6, 2023. The Third Amended and Restated Bylaws clarify that the exclusive forum provisions do not apply to claims arising under state law. All other provisions of our bylaws remain in full force and effect.
Revolving Credit Facility Amendment
On October 23, 2023, we entered into the First Amendment to the Revolving Credit Facility (the “First Amendment”), which amends the Revolving Credit Facility. The parties to the First Amendment include us, as Borrower, the subsidiary guarantors party thereto solely with respect to Section 6.8 therein, the lenders party thereto and Sumitomo Mitsui Banking Corporation as Administrative Agent. The First Amendment, among other things, (i) extends the revolver availability period from May 2026 to October 2027, (ii) extends the scheduled maturity date from April 2027 to October 2028, (iii) converts a portion of the revolver availability into term loan availability, (iv) increases the total facility amount from $800 million to $875 million and (v) reduces the credit adjustment spread for Term Benchmark Loans from 0.10% for one-month tenor Loans, 0.15% for three-month tenor Loans and 0.25% for six-month tenor Loans to 0.10% for all Loan tenors.
Amended and Restated Multi-Class Plan
On November 28, 2023, our board of directors approved the Amended and Restated Multi-Class Plan, which clarified certain intra-company exchange privileges.
Unsecured Note Issuance
On December 6, 2023, we entered into a Note Purchase Agreement governing the issuance of $100 million in aggregate principal amount of notes (the “2029 Notes”) to institutional investors in a private placement in reliance in Section 4(a)(2) of the Securities Act. The 2029 Notes bear interest at a floating rate per annum equal to the Benchmark (as defined in the Note Purchase Agreement) plus 4.75% and will mature on January 15, 2029.

The Note Purchase Agreement for the 2029 Notes contains customary terms and conditions for unsecured notes issued in a private placement, including, without limitation, affirmative and negative covenants such as information reporting, maintenance of our status as a BDC within the meaning of the 1940 Act and a RIC under the Code, minimum asset coverage ratio and prohibitions on certain fundamental changes at the Company or any subsidiary guarantor, as well as customary events of default with customary cure and notice, including, without limitation, nonpayment, misrepresentation in a material respect, breach of covenant, cross-default under other indebtedness of ours or certain significant subsidiaries, certain judgments and orders, and certain events of bankruptcy.

FEES AND EXPENSES
The following table is intended to assist you in understanding the costs and expenses that an investor in shares of our common stock will bear, directly or indirectly by investing in the Class S, Class D or Class I shares. Additionally, the expense ratios do not reflect the Expense Support Agreement and the Expense Deferral Agreement. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Expenses —
Expense Support and Conditional Reimbursement Agreement
” for additional information regarding the Expense Support Agreement and “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Expenses —
Expense Deferral Agreement
” for additional information regarding the Expense Deferral Agreement. Other expenses are estimated and may vary. Actual expenses may be greater or less than shown. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you” or “us” or that “we” will pay fees or expenses, shareholders will indirectly bear such fees or expenses.

Stockholder transaction expenses (fees paid directly from your investment)	Class S	Class D	Class I
Maximum Upfront Selling Commissions(1)	—%	—%	—%
Distribution reinvestment plan fees	—	—	—
Total Stockholder transaction expenses	—	—	—
Annual expenses (as a percentage of net assets attributable to shares of common stock)(2)
Base management fees(3)	1.25%	1.25%	1.25%
Incentive fees(4)	—	—	—
Interest payment on borrowed funds(5)	8.30	8.30	8.30
Ongoing service fee(6)	0.85	0.25	—
Acquired fund fees and expenses(7)	—	—	—
Other expenses(8)	0.47	0.47	0.47
Total annual expenses	10.87%	10.27%	10.02%
Total net annual expenses	10.87%	10.27%	10.02%

(1)
No Upfront Sales Load will be paid to the Company or Dealer Manager with respect to Class S shares, Class D shares and Class I shares. However, if subscribers purchase Class S shares or Class D shares through certain financial intermediaries, those financial intermediaries may directly charge transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided
that the selling agents limit such charges to 1.50% of the net offering price per share for each Class D share and 3.50% of the net offering price per share for each Class S share. Selling agents will not charge such fees on Class I shares. Subscribers should contact their selling agents for additional information. See “Plan of Distribution — Compensation Paid to the Dealer Manager and Participating Broker-Dealers.”

(2)
Average net assets employed as the denominator for expense ratio computation is $2,104.5 million. This estimate is based on the assumption that we sell $930.8 million of the relevant class of common stock during the following 12-month period, including the capital contributed by Feeder FIC ORTIC and Blue Owl Holdings, entities affiliated with our Adviser. See “Business – Sponsor Investment”. Actual net assets will depend on the number of shares we actually sell, realized gains/losses, unrealized appreciation/depreciation and share repurchase activity, if any.

(3)
The base management fee paid to our Adviser is calculated at an annual rate of 1.25% on the average value of our net assets, at the end of the two most recently completed calendar months. On October 1, 2021, OTCA agreed to waive 100% of the base management fee for the quarter ended December 31, 2021. On November 30, 2021, the Adviser agreed to waive 100% of the base management fee for the quarter ended December 31, 2021. On March 23, 2022, the Adviser agreed to waive 100% of the base management fee through October 31, 2022. Any portion of the base management fee waived will not be subject to recoupment.

3
5

(4)	We may have capital gains and investment income that could result in the payment of an incentive fee. The incentive fees, if any, are divided into two parts:

•
An incentive fee on net investment income, which we refer to as the incentive fee on income, will be calculated and payable quarterly in arrears and will be based upon our pre-incentive fee net investment income for the calendar quarter. The quarterly incentive fee on net investment income is (a) 100% of the pre-incentive fee net investment income between 1.25%, which we refer to as the quarterly preferred return, and 1.43%, which we refer to as the upper level breakpoint, of the Company’s net asset value for that calendar quarter plus
(b) 12.50% of all remaining pre-incentive fee net investment income in excess of the upper level break point for that calendar quarter. Pre-incentive fee net investment income is defined as investment income and any other income, accrued during the calendar quarter, minus operating expenses for the quarter, including the base management fee, expenses payable under the Investment Advisory Agreement and the Administration Agreement, any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee. Pre-incentive fee net investment income does not include any expense support payments or any reimbursement by the Company of expense support payments, or any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. The quarterly preferred return of 1.25% and upper level breakpoint of 1.43% are also adjusted for the actual number of days in each calendar quarter.

•
An incentive fee on capital gains will be earned on liquidated investments and will be calculated and payable in arrears as of the end of each calendar year. It will be equal to (i) 12.50% of our realized capital gains on a cumulative basis from inception through the end of such calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less (ii) the aggregate amount of any previously paid incentive fees on capital gains as calculated in accordance with U.S. GAAP.

As we cannot predict whether we will meet the necessary performance targets, we have assumed an incentive fee of 0.00% in this chart. Once fully invested, we expect the incentive fees we pay to increase to the extent we earn additional income or generate capital gains through our investments in portfolio companies. See “Management and Other Agreements and Fees” for more information concerning the incentive fees.

(5)
We may borrow funds to make investments, including before we have fully invested the proceeds of this continuous offering. To the extent that we determine it is appropriate to borrow funds to make investments, the costs associated with such borrowing will be indirectly borne by shareholders. The figure in the table assumes that we borrow for investment purposes an amount equal to 100% of our average net assets in the following 12-month period, including the capital contributed by Feeder FIC ORTIC and Blue Owl Holdings, entities affiliated with our Adviser, and that the average annual cost of borrowings, excluding the amortization of cost associated with obtaining borrowings, on the amount borrowed is 8.10%. Our ability to incur leverage during the following 12 months depends, in large part, on the amount of money we are able to raise through the sale of shares registered in this offering.

(6)
Percentage reflects an ongoing servicing fees of 0.85% and 0.25% for Class S and Class D shares, respectively, of the estimated value of such shares, as determined in accordance with applicable FINRA rules. The ongoing servicing fee will accrue daily and will be paid on a monthly basis. The ongoing servicing fees will compensate our affiliated Dealer Manager and its affiliates, participating broker-dealers and financial representatives for services rendered to shareholders, including, among other things, responding to customer inquiries of a general nature regarding the Company; crediting distributions from us to customer accounts; arranging for bank wire transfer of funds to or from a customer’s account; responding to customer inquiries and requests regarding shareholder reports, notices, proxies and proxy statements, and other Company documents; forwarding prospectuses, tax notices and annual and quarterly reports to beneficial owners of our shares; assisting us in establishing and maintaining shareholder accounts and records; assisting customers in changing account options, account designations and account addresses, and providing such other similar services as we may reasonably request to the extent the an authorized service provider is permitted to do so under applicable statutes, rules, or regulations. The ongoing servicing fees are payable by us with respect to our Class S and Class D shares. The ongoing servicing fees are similar to sales

3
6

commissions in that the servicing expenses borne by the Dealer Manager, its affiliates, participating broker-dealers and financial representatives may be different from and substantially less than the amount of ongoing servicing fees charged. See “Plan of Distribution” for a more complete description of the compensation paid to the dealer manager and others affiliated with the sale of shares.
(7)
From time to time, we may invest in the securities or other investment instruments of public investment companies or BDCs. In addition, under the 1940 Act we may invest in private investment companies in limited circumstances. If we were to make such investments, we would incur additional fees.
As we have no intention of investing in the securities or other investment instruments of registered investment companies, BDCs, or other investment funds, we have not included any such expenses in this line item.

(8)
We expect that other expenses will include accounting, legal and auditing fees, as well as fees payable to our directors, as well as offering expenses. The amount presented in the table estimates the amounts we expect to pay during the following 12-month period of the offering, and assuming we raise $930.8 million of gross proceeds during such time. See “Management and Other Agreements and Fees.”

On November 30, 2021, we entered into an Expense Support and Conditional Reimbursement Agreement (the “Expense Support Agreement”) with our Adviser pursuant to which our Adviser agreed to pay to us some or all operating expenses (an “Expense Payment”) for each quarter during the Expense Support Payment Period (as defined below) in which our board of directors declares a distribution to our shareholders. The “Expense Support Payment Period” began on the date we met our minimum offering requirement. On March 7, 2023, our Adviser terminated the Expense Support Agreement. However, the Company’s obligation to make Reimbursement Payments (as defined below), subject to the conditions above, survives the termination of the Expense Support Agreement. Our Adviser will be conditionally entitled to be reimbursed promptly by us (a “Reimbursement Payment”) for Expense Payments if the sum of the Company’s net investment income for U.S. federal income tax purposes, net capital gains and the amount of any dividends and other distributions paid to the Company on account of its investments in portfolio companies exceeds the distributions the Company paid to shareholders, subject to four limitations. Specifically, the Company will not make Reimbursement Payments to our Adviser, unless: (i) the Reimbursement Payment is made within three years subsequent to the last business day of the quarter in which our Adviser made the Expense Payment, (ii) the Company’s current “operating expense ratio” is equal to or less than the Company’s operating expense ratio at the time our Adviser made the Expense Payment, (iii) the Company’s current annualized rate of regular cash distribution per share is equal to or greater than the Company’s annualized rate of regular cash distribution per share at the time our Adviser made the Expense Payment. Finally, any Reimbursement Payment will be reduced to the extent that it would cause our other operating expenses to exceed the lesser of (A) 1.75% of our average net assets attributable to shares of common stock and (B) the percentage of our average net assets attributable to shares of common stock represented by other operating expenses during the fiscal year in which such Expense Payment from our Adviser was made (provided, however, that this clause (B) will not apply to any reimbursement payment which relates to an Expense Payment from our Adviser made during the same fiscal year). See “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Expenses —
Expense Support and Conditional Reimbursement Agreement
” for additional information regarding the Expense Support Agreement.
Additionally, we have entered into an expense deferral agreement (the “Expense Deferral Agreement”) under which our Adviser has agreed to incur and pay all of the Company’s expenses, other than amounts used to pay interest expense and shareholder servicing and/or distribution fees, until the Company met certain conditions related to the amount of subscriptions it received. The expenses subject to deferral did not include expenses that (1) were previously classified as Expense Payments or Reimbursement Payments under the Expense Support Agreement, or (2) Organization and Offering Expenses (as defined in the Expense Deferral Agreement) in excess of 1.50% of the gross offering proceeds from the sale of the Company’s securities. On May 9, 2023, the Company and the Adviser amended the Expense Deferral Agreement to provide that the Adviser’s obligation to incur and pay the Company’s expenses would cease as of April 30, 2023, and that the Company would repay the expenses previously incurred by the Adviser on the Company’s behalf in eighteen equal installments, upon meeting specified conditions. The first installment will become an obligation of the Company when the Company reaches $1.75 billion in “Net Subscriptions” received from the sale of the Company’s common shares, and each of the seventeen remaining installments will become an obligation of the Company for each additional

3
7

$75 million in Net Subscriptions received from the sale of the Company’s common shares thereafter. For purposes of the Expense Deferral Agreement, “Net Subscriptions” means gross subscriptions from the sale of the Company’s common stock minus gross repurchases made by the Company pursuant to the Company’s tender offer program.
The Expense Deferral Agreement may be terminated at any time, without the payment of any penalty, by the Company or the Adviser, with or without notice, and will automatically terminate (i) in the event of the termination of the Investment Advisory Agreement, or (ii) if the Board makes a determination to dissolve or liquidate the Company. However, the Company’s obligation to pay the Adviser the expenses incurred by the Adviser on the Company’s behalf upon meeting the specified conditions will survive any termination of the agreement.
The other expenses presented in the table above could increase based on the Company meeting the first installment of $1.75 billion in Net Subscriptions and each $75 million in Net Subscriptions received from the sale of the Company’s common shares thereafter. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations – Expenses –
Expense Deferral Agreement
” for additional information.
Example:
We have provided an example of the projected dollar amount of total expenses that would be incurred over various periods with respect to a hypothetical $1,000 investment in our Class S, Class D or Class I shares. In calculating the following expense amounts, we have assumed that: (1) we have indebtedness, equal to 100% of our average net assets, (2) that our annual operating expenses remain at the levels set forth in the table above, except (a) to reduce annual expenses upon completion of organization and offering expenses, and (b) that the investment would reach the applicable Sales Charge Cap within 11.8 years for Class S Shares and therefore the ongoing servicing fee will not terminate within 10 years from the date of purchase, (3) that the annual return on investments before fees and expenses is 5.00%, (4) that the net return after payment of fees and expenses is distributed to shareholders and reinvested at net asset value, and (5) that your financial intermediary does not directly charge you transaction or other fees.
If you did not sell your shares at the end of the period:
Class S Shares

Return Assumption	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5.00% annual return from investment income:	$108	$321	$530	$1,038
Total expenses assuming a 5.00% annual return solely from realized capital gains:	$120	$352	$574	$1,090
Class D Shares

Return Assumption	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5.00% annual return from investment income:	$103	$306	$508	$1,010
Total expenses assuming a 5.00% annual return solely from realized capital gains:	$114	$337	$553	$1,067
Class I Shares

Return Assumption	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5.00% annual return from investment income:	$100	$300	$499	$997
Total expenses assuming a 5.00% annual return solely from realized capital gains:	$112	$331	$544	$1,056

3
8

While the example assumes a 5.00% annual return on investment before fees and expenses, our performance will vary and may result in an annual return that is greater or less than 5.00%.
These examples should not be considered representations of your future expenses.
If we achieve sufficient returns on our investments to trigger a quarterly incentive fee on income of a material amount, both our distributions to our shareholders and our expenses would be higher. If the 5.00% annual return is generated entirely from annual realized capital gains, an incentive fee on capital gains under the Investment Advisory Agreement would be incurred, as shown above. See “Management and Other Agreements and Fees” for information concerning incentive fees.

3
9

FINANCIAL HIGHLIGHTS
The following table of financial highlights is intended to help a prospective investor understand the Fund’s financial performance for the periods shown. The financial data set forth in the following table as of and for the year ended December 31, 2022 are derived from our consolidated financial statements, which have been audited by KPMG LLP, an independent registered public accounting firm whose reports thereon are included in this prospectus. You should read these financial highlights in conjunction with our consolidated financial statements and notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in this prospectus.

	For the Nine Months Ended September 30, 2023 (Unaudited)			For the Year Ended December 31, 2022(1)
($ in thousands, except share and per share amounts)	Class S common stock	Class D common stock	Class I common stock	Class S common stock(9)	Class I common stock(10)	Class I common stock
Per share data:
Net asset value, at beginning of period	$10.02	$10.02	$10.02	$9.96	$9.93	$10.00
Results of operations:
Net investment income(2)	0.79	0.83	0.85	0.64	0.28	0.76
Net realized and unrealized gain (loss)(3)	0.15	0.16	0.16	(0.10)	0.03	(0.22)

Net increase (decrease) in net assets resulting from operations	0.94	0.99	1.01	0.54	0.31	0.54

Shareholder distributions:
Distributions from net investment income(4)	(0.68)	(0.73)	(0.75)	(0.48)	(0.22)	(0.52)
Distributions from net realized gains(8)	—	—	—	—	—	—

Net increase (decrease) in net assets from shareholders’ distributions	(0.60)	(0.73)	(0.75)	(0.48)	(0.22)	(0.52)

Total increase (decrease) in net assets	0.26	0.26	0.26	0.06	0.09	0.02

Net asset value, at end of period	$10.28	$10.28	$10.28	$10.02	$10.02	$10.02

Total Return(5)	9.7%	10.2%	10.4%	5.0%	5.4%	5.6%
Ratios
Ratio of net expenses to average net assets(6)(7)	10.3%	10.3%	9.9%	N.M	N.M	N.M
Ratio of net investment income to average net assets(7)	10.7%	11.5%	11.5%	10.8%	6.8%	11.3%
Portfolio turnover rate	3.4%	3.4%	3.4%	N.M	N.M	N.M
Supplemental Data
Weighted-average shares outstanding	22,510,211	1,026,228	105,538,966	5,219,284	64,617	72,916,367
Shares outstanding, end of period	34,512,017	2,074,376	121,913,655	10,780,315	107,019	87,818,350
Net assets, end of period	$354,621	$21,315	$1,252,693	$108,073	$1,073	$880,351

4
0

(1)	The Company commenced operations on May 2, 2022.
(2)	The per share data was derived using the weighted average shares outstanding during the period.
(3)
The amount shown at this caption is the balancing amount derived from the other figures in the schedule. The amount shown at this caption for a share outstanding throughout the period may not agree with the change in the aggregate gains and losses in portfolio securities for the period because of the timing of sales of the Company’s shares in relation to fluctuating market values for the portfolio.

(4)	The per share data was derived using actual shares outstanding at the date of the relevant transaction.
(5)
Total return is not annualized. An investment in the Company is subject to maximum upfront sales load of 3.5% and 1.5% for Class S and Class D common stock, respectively, of the offering price, which will reduce the amount of capital available for investment. Class I common stock is not subject to upfront sales load. Total return displayed is net of all fees, including all operating expenses such as management fees, incentive fees, general and administrative expenses, organization and amortized offering expenses, and interest expenses. Total return is calculated as the change in net asset value (“NAV”) per share (assuming dividends and distributions, if any, are reinvested in accordance with the Company’s dividend reinvestment plan), if any, divided by the beginning NAV per share (which for the purposes of this calculation is equal to the net offering price in effect at that time).

(6)
Operating expenses may vary in the future based on the amount of capital raised, the Adviser’s election to continue expense support, and other unpredictable variables. From May 2, 2022 (commencement of operations) through December 31, 2022, the total operating expenses to average net assets were not meaningful for Class S, Class D and Class I common stock. For the nine months ended September 30, 2023, the total operating expenses to average net assets were 10.3%, 10.3%, and 9.9% for Class S, Class D and Class I common stock, respectively.

(7)
The ratio reflects an annualized amount for the nine months ended September 30, 2023, and from May 2, 2022 (commencement of operations) through December 31, 2022, where applicable, except in the case of non-recurring expenses (e.g., initial organization expenses) and offering expenses, where applicable.

(8)
The distributions from net realized gain (loss) on investments per share for the nine months ended September 30, 2023 rounds to less than $0.01 per share. The distributions from net realized gain (loss) on investments per share for the year ended December 31, 2022, rounds to less than $0.01 per share.

(9)	Class S shares were first issued on June 1, 2022.
(10)	Class D shares were first issued on October 3, 2022.

4
1

CERTAIN QUESTIONS AND ANSWERS
Q: What are BDCs?

A:
Business development companies, or BDCs, are closed-end funds that elect to be treated as BDCs under the 1940 Act. As such, BDCs are subject to only certain sections of and rules under the 1940 Act, as well as the Securities Act and the Exchange Act. BDCs typically invest in private or thinly traded public companies in the form of long-term debt or equity capital, with the goal of generating current income and/or capital growth. BDCs can be internally or externally managed and may qualify to elect to be taxed as regulated investment companies, or RICs, for federal tax purposes if they so choose.

Q:	What was Blue Owl Technology Income Corp. formerly known as?

A:
Blue Owl Technology Income Corp. was formerly known as “Owl Rock Technology Income Corp.” On June 22, 2023, we filed Articles of Amendment in the state of Maryland to formally change our name to “Blue Owl Technology Income Corp.” Our new name took effect on July 6, 2023.

Q:	What is a RIC?

A:
A RIC is a regulated investment company under Subchapter M of the Code. A RIC generally is not subject to U.S. federal income tax on income it timely distributes to its shareholders as dividends. To qualify as a RIC, a BDC must meet certain source-of-income and asset diversification requirements. In addition, in order to maintain RIC tax treatment, a BDC generally must distribute to its shareholders for each taxable year at least 90% of its “investment company taxable income,” which is generally its net ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses.

Q:	What is a non-exchange traded perpetual-life BDC?

A:
A non-exchange traded BDC is a BDC whose shares are not listed for trading on a stock exchange or other securities market. We use the term “perpetual-life BDC” to describe a BDC of indefinite duration, whose shares of common stock are intended to be sold by the BDC monthly on a continuous basis at prices generally equal to the BDC’s monthly net asset value per share for the applicable class of common stock. In our perpetual-life structure, we may offer investors an opportunity to repurchase their shares on a quarterly basis, but we are not obligated to offer to repurchase any in any particular quarter in our discretion. We believe that our perpetual nature enables us to execute a patient strategy and be able to invest across different market environments. This may reduce the risk of the Company being forced to sell assets in market downturns compared to non-perpetual funds. While we may consider a liquidity event at any time in the future, we currently do not intend to undertake a liquidity event, and we are not obligated by our charter or otherwise to effect a liquidity event at any time.

Q:	What is a “best efforts” securities offering and how long will this securities offering last?

A:
When shares of common stock are offered to the public on a “best efforts” basis, the broker-dealers participating in the offering are only required to use their best efforts to sell such shares. Broker-dealers are not underwriters, and they do not have a firm commitment or obligation to purchase any of the shares of common stock. We intend to file post-effective amendments to our registration statement, which will be subject to SEC review, to allow us to continue this offering.

Q:	At what periodic frequency do we intend to accept and close on subscriptions?

A:	We intend to schedule monthly closings on subscriptions received and accepted by us.

4
2

Q:	Who can buy shares of common stock in this offering?

A:
While the minimum net worth and investment levels may be higher in certain jurisdictions, unless otherwise indicated, you may buy Class S, Class D and Class I shares of our common stock pursuant to this prospectus if you have either (1) a net worth of at least $70,000 and an annual gross income of at least $70,000 or (2) a net worth of at least $250,000. For this purpose, net worth does not include your home, home furnishings and personal automobiles. See “Suitability Standards.”

Additionally, Class S shares generally are available through brokerage and transaction-based accounts. Class D shares are generally available for purchase in this offering only (1) through fee-based programs, also known as wrap accounts, that provide access to Class D shares, (2) through participating broker-dealers that have alternative fee arrangements with their clients to provide access to Class D shares, (3) through certain registered investment advisers, (4) through bank trust departments or any other organization or person authorized to act in a fiduciary capacity for its clients or customers or (5) other categories of investors that we name in an amendment or supplement to this prospectus. Class I shares are generally available for purchase in this offering only (1) through fee-based programs, also known as wrap accounts, that provide access to Class I shares, (2) by endowments, foundations, pension funds and other institutional investors, (3) through participating broker-dealers that have alternative fee arrangements with their clients to provide access to Class I shares, (4) by our executive officers and directors and their immediate family members, as well as officers and employees of our Adviser, Blue Owl’s Credit platform or other affiliates and their immediate family members, and, if approved by our board of directors, joint venture partners, consultants and other service providers or (5) other categories of investors that we name in an amendment or supplement to this prospectus. See “Share Class Specifications.”
An investment in our shares is only intended for investors who do not need the ability to sell their shares quickly in the future since we are not obligated to repurchase any shares of our common stock and may choose to repurchase only some, or even none, of the shares that have been requested to be repurchased in any particular quarter in our discretion, and the opportunity to have your shares repurchased under our share repurchase plan may not always be available. See “Share Repurchase Program.”

Q:	Is there any minimum initial investment required?

A:
Yes. To purchase Class S or Class D shares in this offering, you must make an initial purchase of at least $25,000, unless the requirement is waived by the Dealer Manager. Once you have satisfied the minimum initial purchase requirement, any additional purchases of Class S or Class D shares in this offering must be in amounts of at least $500, except for additional purchases pursuant to our distribution reinvestment plan. To purchase Class I shares in this offering, you must make an initial purchase of at least $1 million, unless the requirement is waived by the Dealer Manager. Once you have satisfied the minimum initial purchase requirement, any additional purchases of Class I shares in this offering must be in amounts of at least $500, except for additional purchases pursuant to our distribution reinvestment plan. Such minimum purchase amounts may be waived in our sole discretion. See “Plan of Distribution.”

Q:	What is the per share purchase price?

A:
Each class of shares will be sold at the then-current net offering price per share for such class, and the net offering price will not be lower than the net asset value per share for such class. We intend to sell our shares at a net offering price that we believe reflects the net asset value per share as determined in accordance with the Company’s share pricing policy. We will modify our public offering price to the extent necessary to comply with the requirements of the 1940 Act, including the requirement that we not sell our shares at a net offering price below our net asset value per share unless we obtain the requisite approval from our shareholders.

Although no Upfront Sales Loads be paid to the Company or Dealer Manager with respect to Class S shares, Class D shares or Class I shares, if subscribers purchase Class S shares or Class D shares through certain

4
3

financial intermediaries, those financial intermediates may directly charge subscribers transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided
that the selling agents limit such charges to 1.50% of the net offering price per share for each Class D share and 3.50% of the net offering price per share for each Class S share.
Each class of shares has different ongoing servicing fees, which will reduce the net asset value or, alternatively, the distributions payable, with respect to shares of such classes. As a result, each class of our shares may have a different offering price per share. See “Determination of Net Asset Value.”

Q:	When may I make purchases of shares and at what price?

A:
Subscriptions to purchase our common stock may be made on an ongoing basis, but investors may only purchase our common stock pursuant to accepted subscription orders as of the first business day of each month and, to be accepted, a subscription request must be received in good order at least five business days prior to the first business day of the month (unless waived by the Dealer Manager). The purchase price per share of each class will be equal to the current net offering price per share.

While a shareholder will not know our net asset value on the effective date of the share purchase, our net asset value applicable to a purchase of shares generally will be available within 20 business days after the effective date of the share purchase; at that time, the number of shares based on that net asset value and each shareholder’s purchase will be determined and shares are credited to the shareholder’s account as of the effective date of the share purchase.

Q:	When will the net asset value per share be available?

A:
We intend to report our net asset value per share as of the last day of each month on our website within 20 business days of the last day of each month. Because subscriptions must be submitted at least five business days prior to the first day of each month, you will not know the net asset value per share at which you will be subscribing at the time you subscribe.

For example, if you wish to subscribe for shares of our common stock in October, your subscription request must be received in good order at least five business days before November 1. If accepted, your subscription will be effective on the first business day of November, and the offering price will equal the current net offering price per share of the applicable class as of the last business day of October. The net asset value per share as of October 31 generally will be available within 20 business days from October 31.

Q:	How is your net asset value per share calculated?

A:
The net asset value of a class of shares depends on the number of shares of the applicable class outstanding at the time the net asset value of the applicable share class is determined and the amount of ongoing servicing fees imposed on such class. As such, the net asset value of each class of shares may vary among classes of shares and if we sell different amounts of shares per class. The net asset value per share of a class of our outstanding shares of common stock is determined at least quarterly by dividing the value of total assets minus liabilities by the total number of shares of common stock outstanding at the date as of which the determination is made.

Additionally, in connection with each monthly closing on the sale of shares of our common stock offered pursuant to this prospectus on a continuous basis, our board of directors or a committee thereof, as of the last day of the prior month, will determine that the net proceeds per share from the sale of Class S, Class D or Class I shares at prices per share which are not below our current net asset values per share of such class on the date of each monthly closing. See “Determination of Net Asset Value — Value Determinations in Connection with this Continuous Offering.”

4
4

Q:	May I reinvest my cash distributions in additional shares?

A:
Yes. We have adopted a distribution reinvestment plan whereby shareholders will have their cash distributions automatically reinvested in additional shares of the same class of our common stock to which the distribution relates unless they elect to receive their distributions in cash. If you participate in our distribution reinvestment plan, the cash distributions attributable to the class of shares that you own will be automatically invested in additional shares of the same class of our common stock to which the distribution relates. The purchase price for shares purchased under our distribution reinvestment plan will be equal to the current net offering price of the relevant class of common stock. Shareholders will not pay the Upfront Sales Load when purchasing shares under our distribution reinvestment plan; however, all outstanding Class S and Class D shares, including those purchased under our distribution reinvestment plan, will be subject to ongoing servicing fees. Participants may terminate their participation in the distribution reinvestment plan with five business days’ prior written notice to us. See “Distribution Reinvestment Plan” for more information regarding the reinvestment of distributions you may receive from us.

Q:	Can I request that my shares be repurchased?

A:
Yes. We have commenced a share repurchase program pursuant to which we intend to conduct quarterly repurchase offers to allow our shareholders to tender their shares at prices determined by our board of directors and paid on each date of repurchase. However, we are not obligated to repurchase any shares and may choose to repurchase only some, or even none, of the shares that have been requested to be repurchased in any particular quarter in our discretion. In addition, our ability to fulfill repurchase requests is subject to a number of limitations. As a result, share repurchases may not be available each quarter.

To the extent we choose to repurchase shares in any particular quarter, we intend to limit the number of shares to be repurchased in each quarter to no more than 5.00% of our outstanding shares of common stock. Any quarterly repurchase offers are subject in part to our available cash and compliance with the BDC and RIC qualification and diversification rules promulgated under the 1940 Act and the Code, respectively. While we intend to continue to conduct quarterly tender offers as described above, we are not required to do so and may suspend or terminate the share repurchase program at any time.
The vast majority of our assets consist of investments that cannot generally be readily liquidated. Therefore, we may not always have sufficient liquid resources to satisfy repurchase requests. See “Risk Factors —Risks Related to Our Investments —
 We
generally will not control the business operations of our portfolio companies and, due to the illiquid nature of our holdings in our portfolio companies, we may not be able to dispose of our interests in our portfolio companies.
”

Q:	Will I receive a stock certificate?

A:
No. Our board of directors has authorized the issuance of shares of our capital stock without stock certificates. All shares of our common stock are issued in book-entry form only. The use of book-entry registration protects against loss, theft or destruction of stock certificates and reduces our offering costs and transfer agent costs.

Q:	Can I invest through my IRA, SEP or after-tax deferred account?

A:
Yes, subject to the suitability standards. A custodian, trustee or other authorized person must process and forward to us subscriptions made through individual retirement accounts, or IRAs, simplified employee pension plans, or SEPs, or after-tax deferred accounts. In the case of investments through IRAs, SEPs or after-tax deferred accounts, we will send the confirmation and notice of our acceptance to such custodian, trustee or other authorized person. Please be aware that in purchasing shares, custodians or directors of, or any other person providing advice to, employee pension benefit plans or IRAs may be subject to the fiduciary duties imposed by the Employee Retirement Income Security Act of 1974, as amended, or ERISA, or other applicable laws and to the prohibited transaction rules prescribed by ERISA and related provisions of the Code. These additional fiduciary duties may require the custodian, trustee, director, or any other

4
5

person providing investment advice to employee pension benefit plans or IRAs to provide information about the services provided and fees received, separate and apart from the disclosures in this prospectus. In addition, prior to purchasing shares, the trustee or custodian of an employee pension benefit plan or an IRA should determine that such an investment would be permissible under the governing instruments of such plan or account and applicable law. See “Suitability Standards” for more information.

Q:	What kinds of fees will I incur?

A:
As an externally managed BDC, we will incur various recurring fees, including the base management fees and incentive fees that are payable under the Investment Advisory Agreement and administrative costs that are payable under the Administration Agreement. These expenses incurred by us will be directly borne by shareholders. See “Fees and Expenses” and “Management and Other Agreements and Fees — Investment Advisory Agreement” and “Plan of Distribution” for more information.

Although no Upfront Sales Loads be paid to the Company or Dealer Manager with respect to Class S shares, Class D shares or Class I shares, if subscribers purchase Class S shares or Class D shares through certain financial intermediaries, those financial intermediates may directly charge subscribers transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided
that the selling agents limit such charges to 1.50% of the net offering price per share for each Class D share and 3.50% of the net offering price per share for each Class S share.
Shareholders holding Class S and Class D shares are subject to annual ongoing servicing fees of 0.85%, and 0.25%, respectively, including shares issued pursuant to the distribution reinvestment plan. See “Share Class Specifications” for more information.

Q:	What is the difference among the three classes of shares?

A:
We are offering to the public three classes of shares of our common stock, Class S, Class D and Class I shares. The differences among the share classes relate to the ongoing servicing fees. Shareholders holding Class S and Class D shares will be subject to annual ongoing servicing fees of 0.85% and 0.25%, respectively. See “Share Class Specifications” for more information. No ongoing servicing fees are paid with respect to Class I shares.

In addition, although no Upfront Sales Loads be paid to the Company or Dealer Manager with respect to Class S shares, Class D shares or Class I shares, if subscribers purchase Class S shares or Class D shares through certain financial intermediaries, those financial intermediates may directly charge subscribers transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided
that the selling agents limit such charges to 1.50% of the net offering price per share for each Class D share and 3.50% of the net offering price per share for each Class S share.
See “Share Class Specifications” and “Plan of Distribution” for a discussion of the differences between our Class S, Class D and Class I shares.
Assuming a constant net asset value per share of $10.00 and assuming applicable ongoing servicing fees are paid until the 10% of gross proceeds limit described in “Plan of Distribution — Compensation Paid to the Dealer Manager and Participating Broker-Dealers —
 Ongoing Servicing Fees — Class S and Class D
Shares
” is reached, we expect that a one-time investment in 1,000 shares of each class of our shares (representing an aggregate net asset value of $10,000 for each class) would be subject to the following ongoing servicing fees:

	Upfront Sales Load	Annual Ongoing Servicing Fees	Maximum Ongoing Servicing Fees Over Life of Investment (Length of Time)	Total (Length of Time)
Class S	$—	$85	$1,000 (11.8 years)	$1,000 (11.8 years)
Class D	$—	$25	$1,000 (40.0 years)	$1,000 (40.0 years)
Class I	$—	$—	$ —	$ —

4
6

Class S shares are available through brokerage and transaction-based accounts. Class D shares are generally available for purchase in this offering only (1) through fee-based programs, also known as wrap accounts, that provide access to Class D shares, (2) through participating broker-dealers that have alternative fee arrangements with their clients to provide access to Class D shares, (3) through transaction/brokerage platforms at participating broker-dealers, (4) through certain registered investment advisers, (5) through bank trust departments or any other organization or person authorized to act in a fiduciary capacity for its clients or customers or (6) other categories of investors that we name in an amendment or supplement to this prospectus. Class I shares are generally available for purchase in this offering only (1) through fee-based programs, also known as wrap accounts, that provide access to Class I shares, (2) by endowments, foundations, pension funds and other institutional investors, (3) through participating broker-dealers that have alternative fee arrangements with their clients to provide access to Class I shares, (4) through certain registered investment advisers, (5) by our executive officers and directors and their immediate family members, as well as officers and employees of our Adviser or other affiliates and their immediate family members, and joint venture partners, consultants and other service providers or (6) other categories of investors that we name in an amendment or supplement to this prospectus. In certain cases, and subject to the Dealer Manager’s approval, the shares of holders of Class S or Class D shares may be converted or exchanged into an equivalent net asset value amount of Class I shares, including in situations where a shareholder exits a relationship with a participating broker-dealer for this offering and does not enter into a new relationship with a participating broker-dealer for this offering. Exchanges or conversions, including those made at the option of shareholders, may require such shareholder to meet the eligibility requirements of the Class into which the shareholder seeks to exchange. Before making your investment decision, please consult with your investment adviser regarding your account type and the classes of common stock you may be eligible to purchase.
If you are eligible to purchase all three classes of shares, you should be aware that participating brokers will not charge transaction or other fees, including upfront placement fees or brokerage commissions, on Class I shares and Class I shares are not subject to ongoing servicing fees, which will reduce the net asset value or distributions of the other share classes. However, Class I shares will not receive shareholder services. If you are eligible to purchase Class S and Class D shares but not Class I shares, you should be aware that participating brokers will charge lower transaction or other fees, including upfront placement fees or brokerage commissions, on Class D shares, and Class D shares are subject to lower annual ongoing servicing fees.

Q:	How will the payment of fees and expenses affect my invested capital?

A:
The payment of fees and expenses will reduce: (i) the funds available to us for investments in portfolio companies, (ii) the net income generated by us, (iii) funds available for distribution to our shareholders and (iv) the net asset value of your shares of common stock.

Q:	Are there any restrictions on the transfer of shares?

A:
Shares of our common stock have no preemptive, exchange, conversion or redemption rights and are freely transferable, except where a transfer is restricted by federal and state securities laws or by contract. We do not intend to list our securities on any national securities exchange and we do not expect there to be a public market for our shares in the foreseeable future. As a result, your ability to sell your shares will be limited. We will not charge for transfers of our shares except for necessary and reasonable costs actually incurred by us; provided, however that, except in certain cases where the holder of Class S or Class D shares exits a relationship, a shareholder may not request that the shareholders shares be transferred or exchanged into any class of shares that is different from the class of shares for which the shareholder subscribed. See “Risk Factors — Risks Related to an Investment in our Common Stock.”

4
7

Q:	Are there risks related to an investment in this offering?

A:
Investing in our common stock may be considered speculative and involves a high degree of risk, including the risk of a substantial loss of investment. Shares of our common stock are highly illiquid and appropriate only as a long-term investment. Please see “Risk Factors” for a discussion of the risks related to an investment in this offering.

Q:	Will I be able to sell my shares of common stock in a secondary market?

A:
We do not intend to list our shares on a securities exchange and do not expect a public market to develop for our shares in the foreseeable future. Because of the lack of a trading market for our shares, shareholders may not be able to sell their shares promptly or at a desired price. If you are able to sell your shares, you may have to sell them at a discount to the purchase price of your shares.

Q:	Will I otherwise be able to liquidate my investment?

A:
The purchase of our shares of common stock is intended to be a long-term investment. We do not intend to complete a liquidity event within any specific time period, if at all, and we do not intend to list our shares on a national securities exchange. There can be no assurance that we will complete a liquidity event. To provide limited liquidity to our shareholders, we intend to conduct quarterly repurchase offers in accordance with the 1940 Act. This will be the only method available to our shareholders to obtain liquidity that we will offer prior to a liquidity event. See “Share Repurchase Program” and “Perpetual-Life BDC.”

Q:	Will the distributions I receive be taxable?

A:
Yes. We have elected to be treated as a RIC for U.S. federal income tax purposes, and intend to continue to qualify to be treated as a RIC. Although, as a RIC, we generally will not be subject to U.S. federal income tax on amounts that we timely distribute to our shareholders as dividends, such distributions generally are taxable to shareholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (generally our net ordinary income plus
realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to shareholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares of common stock. Distributions of our net capital gains (generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly designated by us as “capital gain dividends” will be taxable to a shareholder as long-term capital gains in the case of individuals, trusts or estates, regardless of the shareholder’s holding period for its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits, or return of capital, first will reduce a shareholder’s adjusted tax basis in such shareholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such shareholder. See “Tax Matters.”

Q:	When will I get my detailed tax information?

A:
Consistent with the Code requirements, we intend to send to each of our U.S. shareholders subject to IRS tax reporting, as promptly as possible after the end of each calendar year, a Form 1099-DIV detailing the amounts includible in such U.S. shareholder’s taxable income for such year as dividend income and as capital gain dividends, if any.

Q:	Where are the principal executive offices of Blue Owl Technology Income Corp.?

A:	Our principal executive offices are located at 399 Park Avenue, New York, NY 10022.

Q:	Who can help answer my questions?

A:
If you have more questions about this offering and the suitability of investing, you should contact your registered representative, financial adviser or investment advisory representative. If at any time you wish to

4
8

receive this prospectus or any amendments to it, you may do so, free of charge, by contacting us through written communication at 399 Park Avenue, New York, NY 10022 or by telephone at 888-215-2015 or by downloading these materials on our website at
www.otic.com.

Q:	Will I be notified of how my investment is doing?

A:	Yes. We will provide you with periodic updates on the performance of your investment with us, including:

•	three quarterly financial reports and investor statements;

•	an annual report;

•	in the case of certain U.S. shareholders, an annual IRS Form 1099-DIV or IRS Form 1099-B, if required, and, in the case of non-U.S. shareholders, an annual IRS Form 1042-S;

•	confirmation statements (after transactions affecting your balance, except reinvestment of distributions in us and certain transactions through minimum account investment or withdrawal programs); and
Depending on legal requirements, we may post this information on our website,
www.otic.com
, when available, or provide this information to you via U.S. mail or other courier, electronic delivery, or some combination of the foregoing. Information about us will also be available on the SEC’s website at
www.sec.gov
. In addition, we intend to post the monthly net asset value per share of each class of our common stock on our website promptly after it has become available.
We use our website (
www.otic.com
) as a channel of distribution of company information. The information we post through this channel may be deemed material. Accordingly, investors should monitor this channel, in addition to following our press releases, SEC filings and webcasts. The contents of our website are not, however, a part of this prospectus.

4
9

RISK FACTORS
Investing in our common stock involves a number of significant risks. The following information is a discussion of the material risk factors associated with an investment in our common stock specifically, as well as those factors generally associated with an investment in a company with investment objectives, investment policies, capital structure, or trading markets similar to ours. In addition to the other information contained in this prospectus, you should consider carefully the following information before making an investment in our common stock. The risks below are not the only risks we face. Additional risks and uncertainties not presently known to us or not presently deemed material by us may also impair our operations and performance. If any of the following events occur, our business, financial condition and results of operations could be materially and adversely affected. In such cases, the net asset value of our common stock could decline, and you may lose all or part of your investment.
Risks Related to the Economy
Global economic, political and market conditions, including uncertainty about the financial stability of the United States, could have a significant adverse effect on our business, financial condition and results of operations.
The current worldwide financial markets situation, as well as various social, political, economic and other conditions and events (including political tensions in the United States and around the world, wars and other forms of conflict, terrorist acts, security operations and catastrophic events such as fires, floods, earthquakes, tornadoes, hurricanes and global health epidemics), may contribute to increased market volatility, may have long term effects on the United States and worldwide financial markets, and may cause economic uncertainties or deterioration in the United States and worldwide. As global systems, economies and financial markets are increasingly interconnected, events that once had only local impact are now more likely to have regional or even global effects. Events that occur in one country, region or financial market will, more frequently, adversely impact issuers in other countries, regions or markets, including in established markets such as the United States. For example, while the U.S. Government has always honored its credit obligations, a default by the U.S. Government would be highly disruptive to the U.S. and global securities markets. Similarly, political events within the United States at times have resulted, and may result in the future, in a shutdown of government services, which could adversely affect the U.S. economy and increase uncertainty in or impair the operation of the U.S. or other securities markets. We and our portfolio companies may also be subject to risk arising from a default by one of several large institutions that are dependent on one another to meet their liquidity or operational needs, so that a default by one institution may cause a series of defaults by the other institutions. This is sometimes referred to as “systemic risk” and may adversely affect financial intermediaries with which we interact in the conduct of our business. These impacts can be exacerbated by failures of governments and societies to adequately respond to an emerging event or threat.
Uncertainty can result in or coincide with, among other things: increased volatility in the financial markets for securities, derivatives, loans, credit and currency; a decrease in the reliability of market prices and difficulty in valuing assets (including portfolio company assets); greater fluctuations in spreads on debt investments and currency exchange rates; increased risk of default (by both government and private obligors and issuers); further social, economic, and political instability; nationalization of private enterprise; greater governmental involvement in the economy or in social factors that impact the economy; changes to governmental regulation and supervision of the loan, securities, derivatives and currency markets and market participants and decreased or revised monitoring of such markets by governments or self-regulatory organizations and reduced enforcement of regulations; limitations on the activities of investors in such markets; controls or restrictions on foreign investment, capital controls and limitations on repatriation of invested capital; the significant loss of liquidity and the inability to purchase, sell and otherwise fund investments or settle transactions (including, but not limited to, a market freeze); unavailability of currency hedging techniques; substantial, and in some periods extremely high rates of inflation, which can last many years and have substantial negative effects on credit and securities markets as well as the economy as a whole; recessions; and difficulties in obtaining and/or enforcing legal judgments.

For example, the war between Russia and Ukraine, and resulting market volatility, could adversely affect our business, financial condition or results of operations. In response to the war between Russia and Ukraine, the United States and other countries have imposed sanctions or other restrictive actions against Russia. The ongoing war and the measures in response could have a negative impact on the economy and business activity globally and could have a material adverse effect on our portfolio companies and our business, financial condition, cash flows and results of operations. The severity and duration of the war and its impact on global economic and market conditions are impossible to predict. In addition, sanctions could also result in Russia taking counter measures or retaliatory actions which could adversely impact our business or the business of our portfolio companies, including, but not limited to, cyberattacks targeting private companies, individuals or other infrastructure upon which our business and the business of our portfolio companies rely.
Any of the above factors, including sanctions, export controls, tariffs, trade wars and other governmental actions, could have a material adverse effect on our business, financial condition, cash flows and results of operations and could cause the market value of our common shares and/or debt securities to decline. We monitor developments and seek to manage our investments in a manner consistent with achieving our investment objective, but there can be no assurance that we will be successful in doing so.
Our cash and cash equivalents could be adversely affected if the financial institutions in which we hold our cash and cash equivalents fail.
We regularly maintain cash balances at third-party financial institutions in excess of the Federal Deposit Insurance Corporation insurance limit. If a depository institution fails to return these deposits or is otherwise subject to adverse conditions in the financial or credit markets, our access to invested cash or cash equivalents could be limited which adversely impact our results of operations or financial condition.
The COVID-19 pandemic caused severe disruptions in the U.S. economy and disrupted financial activity in the areas in which we or our portfolio companies operate.
The COVID-19 pandemic and restrictive measures taken to contain or mitigate its spread caused business shutdowns, cancellations of events and restrictions on travel, significant reductions in demand for certain goods and services, reductions in business activity and financial transactions, supply chain interruptions and overall economic and financial market instability both globally and in the United States. Despite actions of the U.S. federal government and foreign governments, these events contributed to unpredictable general economic conditions that continue to materially and adversely impact the broader financial and credit markets. It is uncertain how long this volatility will continue, and as a result, even after the COVID-19 pandemic subsides, the U.S. economy and most other major global economies may continue to experience a recession. Our business and operations, as well as the business and operations of our portfolio companies, could be materially adversely affected by a prolonged recession in the United States and other major markets. The resurgence of the virus globally could lead to a world-wide economic downturn, the impacts of which could last for some period after the virus is controlled and/or abated.
Any public health emergency, or the threat thereof, and the resulting financial and economic market uncertainty could have a significant adverse impact on us and the fair value of our investments and our portfolio companies.
The extent of the impact of any public health emergency on our and our portfolio companies’ operational and financial performance will depend on many factors, including the duration and scope of such public health emergency, the actions taken by governmental authorities to contain its financial and economic impact, the extent of any related travel advisories and restrictions implemented, the impact of such public health emergency on overall supply and demand, goods and services, investor liquidity, consumer confidence and levels of economic activity and the extent of its disruption to important global, regional and local supply chains and economic markets, all of which are highly uncertain and cannot be predicted. In addition, our and our portfolio companies’

5
1

operations may be significantly impacted, or even temporarily or permanently halted, as a result of government quarantine measures, voluntary and precautionary restrictions on travel or meetings and other factors related to a public health emergency, including its potential adverse impact on the health of any of our or our portfolio companies’ personnel. This could create widespread business continuity issues for us and our portfolio companies. These factors may also cause the valuation of our investments to differ materially from the values that we may ultimately realize. Our valuations, and particularly valuations of private investments and private companies, are inherently uncertain, may fluctuate over short periods of time and are often based on estimates, comparisons and qualitative evaluations of private information.
Any public health emergency, pandemic or any outbreak of other existing or new epidemic diseases, or the threat thereof, and the resulting financial and economic market uncertainty could have a significant adverse impact on us and the fair value of our investments and our portfolio companies.
The current period of capital markets disruption and economic uncertainty could have a material adverse effect on our business, financial condition or results of operations.
Current market conditions may make it difficult to extend the maturity of or refinance our existing indebtedness or obtain new indebtedness with similar terms and any failure to do so could have a material adverse effect on our business. The debt capital that will be available to us in the future, if at all, may be at a higher cost and on less favorable terms and conditions than what we currently experience, including being at a higher cost in rising rate environments. If we are unable to raise or refinance debt, then our equity investors may not benefit from the potential for increased returns on equity resulting from leverage and we may be limited in our ability to make new commitments or to fund existing commitments to our portfolio companies. An inability to extend the maturity of, or refinance, our existing indebtedness or obtain new indebtedness could have a material adverse effect on our business, financial condition or results of operations.
Significant disruption or volatility in the capital markets may also have a negative effect on the valuations of our investments. While most of our investments are not publicly traded, applicable accounting standards require us to assume as part of our valuation process that our investments are sold in a principal market to market participants (even if we plan on holding an investment through its maturity). Significant disruption or volatility in the capital markets may also affect the pace of our investment activity and the potential for liquidity events involving our investments. Thus, the illiquidity of our investments may make it difficult for us to sell such investments to access capital if required, and as a result, we could realize significantly less than the value at which we have recorded our investments if we were required to sell them for liquidity purposes. An inability to raise or access capital could have a material adverse effect on our business, financial condition or results of operations.
Price declines in the corporate leveraged loan market may adversely affect the fair value of our portfolio, reducing our net asset value through increased net unrealized depreciation and the incurrence of realized losses.
Conditions in the U.S. corporate debt market may experience disruption or deterioration, such as current high inflation rates or any future disruptions, which may cause pricing levels to decline or be volatile. As a result, our net asset value could decline through an increase in unrealized depreciation and incurrence of realized losses in connection with the sale or other disposition of our investments, which could have a material adverse effect on our business, financial condition and results of operations.
Economic recessions or downturns could impair our portfolio companies and harm our operating results.
Many of our portfolio companies may be susceptible to economic slowdowns or recessions and may be unable to repay our debt investments during these periods. In the past, instability in the global capital markets resulted in disruptions in liquidity in the debt capital markets, significant write-offs in the financial services

5
2

sector, the re-pricing of credit risk in the broadly syndicated credit market and the failure of major domestic and international financial institutions. In particular, in past periods of instability, the financial services sector was negatively impacted by significant write-offs as the value of the assets held by financial firms declined, impairing their capital positions and abilities to lend and invest. In addition, continued uncertainty surrounding the negotiation of trade deals between Britain and the European Union following the United Kingdom’s exit from the European Union, uncertainty in connection with economic sanctions resulting from the ongoing war between Russia and Ukraine, the most recent conflict in the Middle East, and uncertainty between the United States and other countries, including China, with respect to trade policies, treaties, and tariffs, among other factors, have caused disruption in the global markets. There can be no assurance that market conditions will not worsen in the future.
In an economic downturn, we may have non-performing assets or non-performing assets may increase, and the value of our portfolio is likely to decrease during these periods. Adverse economic conditions may also decrease the value of any collateral securing our loans and the value of our equity investments. A severe recession may further decrease the value of such collateral and result in losses of value in our portfolio and a decrease in our revenues, net income, assets and net worth. Unfavorable economic conditions may require us to modify the payment terms of our investments, including changes in “payment in kind” or “PIK” interest provisions and/or cash interest rates, and also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us on terms we deem acceptable. These events could prevent us from increasing investments and harm our operating results.
The occurrence of recessionary conditions and/or negative developments in the domestic and international credit markets may significantly affect the markets in which we do business, the value of our investments, and our ongoing operations, costs and profitability. Any such unfavorable economic conditions, including rising interest rates, may also increase our funding costs, limit our access to capital markets or negatively impact our ability to obtain financing, particularly from the debt markets. In addition, any future financial market uncertainty could lead to financial market disruptions and could further impact our ability to obtain financing.
These events could limit our investment originations, limit our ability to grow and negatively impact our operating results and financial condition.
Inflation may adversely affect the business, results of operations and financial condition of our portfolio companies.
Recent inflationary pressures have increased the costs of labor, energy and raw materials and have adversely affected consumer spending, economic growth and our portfolio companies’ operations. Certain of our portfolio companies may be in industries that have been, or are expected to be, impacted by inflation. If such portfolio companies are unable to pass any increases in their costs along to their customers, it could adversely affect their results and impact their ability to pay interest and principal on our loans. In addition, any projected future decreases in our portfolio companies’ operating results due to inflation could adversely impact the fair value of those investments. Any decreases in the fair value of our investments could result in future unrealized losses and therefore reduce our net assets resulting from operations. Any decreases in the fair value of our investments could result in future realized or unrealized losses and therefore reduce our net assets resulting from operations. Additionally, the Federal Reserve has raised, and has indicated its intent to continue raising, certain benchmark interest rates in an effort to combat inflation. See “—
We are, and will continue to be, exposed to risks associated with changes in interest rates
.”
While the United States and other developed economies are experiencing higher-than-normal inflation rates, it remains uncertain whether substantial inflation will be sustained over an extended period of time or have a significant effect on the U.S. economy or other economies. Inflation may affect our investments adversely in a number of ways, including those noted above. During periods of rising inflation, interest and dividend rates of any instruments we or our portfolio companies may have issued could increase, which would tend to reduce

5
3

returns to our investors. Inflationary expectations or periods of rising inflation could also be accompanied by the rising prices of commodities which are critical to the operation of portfolio companies as noted above. Portfolio companies may have fixed income streams and, therefore, be unable to pay their debts when they become due. The market value of such investments may decline in value in times of higher inflation rates. Some of our portfolio investments may have income linked to inflation through contractual rights or other means. However, as inflation may affect both income and expenses, any increase in income may not be sufficient to cover increases in expenses. Governmental efforts to curb inflation often have negative effects on the level of economic activity. In an attempt to stabilize inflation, certain countries have imposed wage and price controls at times. Past governmental efforts to curb inflation have also involved more drastic economic measures that have had a materially adverse effect on the level of economic activity in the countries where such measures were employed. There can be no assurance that continued and more wide-spread inflation in the United States and/or other economies will not become a serious problem in the future and have a material adverse impact on us.
The ongoing invasion of Ukraine by Russia and related sanctions have increased global political and economic uncertainty, which may have a material impact on our portfolio, our business and operations and the value of an investment in us.
The ongoing invasion of Ukraine by Russia and related sanctions have increased global political and economic uncertainty. In February 2022, Russia invaded Ukraine and, in response, the United States, the United Kingdom, the European Union and many other nations announced a broad array of new or expanded economic sanctions, export controls and other measures against Russia, Russian entities and individuals. Because Russia is a major exporter of oil and natural gas, the invasion and related sanctions have reduced the supply, and increased the price, of energy, which is accelerating inflation and may exacerbate ongoing supply chain issues. There is also the risk of retaliatory actions by Russia against countries that have enacted sanctions, including cyberattacks against financial and governmental institutions, which could result in business disruptions and further economic turbulence. Although we have no direct exposure to Russia or Ukraine, the broader consequences of the invasion may have a material adverse impact on our portfolio, our business and operations and the value of an investment in us. The Russian invasion of Ukraine is uncertain and evolving as of the date hereof, and its full impact on our portfolio companies after the date hereof is unknown.
Terrorist attacks, acts of war, global health emergencies or natural disasters may impact the businesses in which we invest and harm our business, operating results and financial condition.
Terrorist acts, acts of war, global health emergencies or natural disasters may disrupt our operations, as well as the operations of the businesses in which we invest. Such acts have created, and continue to create, economic and political uncertainties and have contributed to global economic instability. Future terrorist activities, military or security operations, global health emergencies or natural disasters could further weaken the domestic/global economies and create additional uncertainties, which may negatively impact the businesses in which we invest directly or indirectly and, in turn, could have a material adverse impact on our business, operating results and financial condition. Losses from terrorist attacks, global health emergencies and natural disasters are generally uninsurable.
Risks Related to Our Business
We have a limited operating history.
We were formed on June 22, 2021, and are subject to all of the business risks and uncertainties associated with any business with a limited operating history, including the risk that we will not achieve or sustain our investment objective and that the value of your common stock could decline substantially.

5
4

The lack of liquidity in our investments may adversely affect our business.
We may acquire a significant percentage of our investments from privately held companies in directly negotiated transactions. Substantially all of these investments are subject to legal and other restrictions on resale or are otherwise less liquid than exchange-listed securities or other securities for which there is an active trading market.
We typically would be unable to exit these investments unless and until the portfolio company has a liquidity event such as a sale, refinancing, or initial public offering.
The illiquidity of our investments may make it difficult or impossible for us to sell such investments if the need arises. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we have previously recorded our investments, which could have a material adverse effect on our business, financial condition and results of operations.
Moreover, investments purchased by us that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer, market events, economic conditions or investor perceptions.
We borrow money, which magnifies the potential for gain or loss and may increase the risk of investing in us.
The use of borrowings, also known as leverage, increases the volatility of investments by magnifying the potential for gain or loss on invested equity capital. We currently borrow under our credit facilities and have issued or assumed other senior securities, and in the future may borrow from, or issue additional senior securities to, banks, insurance companies, funds, institutional investors and other lenders and investors. Holders of these senior securities have fixed-dollar claims on our assets that are superior to the claims of our shareholders. If the value of our assets decreases, leverage would cause our net asset value to decline more sharply than it otherwise would have if we did not employ leverage. Similarly, any decrease in our income would cause net income to decline more sharply than it would have had we not borrowed. Such a decline could negatively affect our ability to service our debt or make distributions to our shareholders. In addition, our shareholders will bear the burden of any increase in our expenses as a result of our use of leverage, including interest expenses and any increase in the base management or incentive fees payable to our Adviser attributable to the increase in assets purchased using leverage. There can be no assurance that a leveraging strategy will be successful.
Our ability to service any borrowings that we incur will depend largely on our financial performance and will be subject to prevailing economic conditions and competitive pressures. The amount of leverage that we employ will depend on our Adviser’s and our Board’s assessment of market and other factors at the time of any proposed borrowing. We cannot assure you that we will be able to obtain credit at all or on terms acceptable to us, which could affect our return on capital. However, to the extent that we use leverage to finance our assets, our financing costs will reduce cash available for distributions to shareholders. Moreover, we may not be able to meet our financing obligations and, to the extent that we cannot, we risk the loss of some or all of our assets to liquidation or sale to satisfy the obligations. In such an event, we may be forced to sell assets at significantly depressed prices due to market conditions or otherwise, which may result in losses.
In addition to having fixed-dollar claims on our assets that are superior to the claims of our common shareholders, obligations to lenders may be secured by a first priority security interest in our portfolio of investments and cash.
As a BDC, generally, the ratio of our total assets (less total liabilities other than indebtedness represented by senior securities) to our total indebtedness represented by senior securities, plus any preferred stock, if any, must be at least 200%; however, the Small Business Credit Availability Act has modified the 1940 Act by allowing a BDC to increase the maximum amount of leverage it may incur from an asset coverage ratio of 200% to an asset coverage ratio of 150%, if certain requirements are met. On September 30, 2021, we received approval from

5
5

OTCA, for the application of the modified asset coverage requirements set forth in Section 61(a)(2) of the 1940 Act, as amended by the Small Business Credit Availability Act. As a result, effective October 1, 2021, our asset coverage ratio applicable to senior securities was reduced from 200% to 150% and the risks associated with an investment in us may increase. If this ratio declines below 150%, we cannot incur additional debt and could be required to sell a portion of our investments to repay some indebtedness when it may be disadvantageous to do so. This could have a material adverse effect on our operations, and we may not be able to service our debt or make distributions.
The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns on our portfolio, net of expenses. Leverage generally magnifies the return of shareholders when the portfolio return is positive and magnifies their losses when the portfolio return is negative. The calculations in the table below are hypothetical, and actual returns may be higher or lower than those appearing in the table below.

	Assumed Return on Our Portfolio (Net of Expenses)
	-10%	-5%	0%	5%	10%
Corresponding return to common shareholder(1)	(24)%	(15)%	(6)%	3%	12%

(1)
Assumes, as of September 30, 2023, (i) $2.9 billion in total assets, (ii) $1.3 billion in outstanding indebtedness, (iii) $1.6 billion in net assets and (iv) weighted average interest rate, excluding amortization of financing costs of 8.1%.

See “
Management’s Discussion and Analysis of Financial Condition and Results of Operations — Financial Condition, Liquidity and Capital Resources
” for more information regarding our borrowings.
Defaults under our current borrowings or any future borrowing facility or notes may adversely affect our business, financial condition, results of operations and cash flows.
Our borrowings may include customary covenants, including certain limitations on our incurrence of additional indebtedness and on our ability to make distributions to our shareholders, or redeem, repurchase or retire shares of stock, upon the occurrence of certain events and certain financial covenants related to asset coverage and liquidity and other maintenance covenants, as well as customary events of default. In the event we default under the terms of our current or future borrowings, our business could be adversely affected as we may be forced to sell a portion of our investments quickly and prematurely at what may be disadvantageous prices to us in order to meet our outstanding payment obligations and/or support working capital requirements under the terms of our current or future borrowings, any of which would have a material adverse effect on our business, financial condition, results of operations and cash flows. An event of default under the terms of our current or any future borrowings could result in an accelerated maturity date for all amounts outstanding thereunder, and in some instances, lead to a cross-default under other borrowings. This could reduce our liquidity and cash flow and impair our ability to grow our business.
Collectively, substantially all of our assets are currently pledged as collateral under our credit facilities. If we were to default on our obligations under the terms of our credit facilities or any future secured debt instrument the agent for the applicable creditors would be able to assume control of the disposition of any or all of our assets securing such debt, including the selection of such assets to be disposed and the timing of such disposition, which would have a material adverse effect on our business, financial condition, results of operations and cash flows.
Provisions in our current borrowings or any other future borrowings may limit discretion in operating our business.
Any security interests and/or negative covenants required by a credit facility we enter into or notes we issue may limit our ability to create liens on assets to secure additional debt and may make it difficult for us to restructure or refinance indebtedness at or prior to maturity or obtain additional debt or equity financing.

5
6

A credit facility may be backed by all or a portion of our loans and securities on which the lenders will have a security interest. We may pledge up to 100% of our assets and may grant a security interest in all of our assets under the terms of any debt instrument we enter into with lenders. We expect that any security interests we grant will be set forth in a pledge and security agreement and evidenced by the filing of financing statements by the agent for the lenders. In addition, we expect that the custodian for our securities serving as collateral for such loan would include in its electronic systems notices indicating the existence of such security interests and, following notice of occurrence of an event of default, if any, and during its continuance, will only accept transfer instructions with respect to any such securities from the lender or its designee. If we were to default under the terms of any debt instrument, the agent for the applicable lenders would be able to assume control of the timing of disposition of any or all of our assets securing such debt, which would have a material adverse effect on our business, financial condition, results of operations and cash flows.
In addition, any security interests and/or negative covenants required by a credit facility may limit our ability to create liens on assets to secure additional debt and may make it difficult for us to restructure or refinance indebtedness at or prior to maturity or obtain additional debt or equity financing. In addition, if our borrowing base under a credit facility were to decrease, we may be required to secure additional assets in an amount sufficient to cure any borrowing base deficiency. In the event that all of our assets are secured at the time of such a borrowing base deficiency, we could be required to repay advances under a credit facility or make deposits to a collection account, either of which could have a material adverse impact on our ability to fund future investments and to make distributions.
In addition, we may be subject to limitations as to how borrowed funds may be used, which may include restrictions on geographic and industry concentrations, loan size, payment frequency and status, average life, collateral interests and investment ratings, as well as regulatory restrictions on leverage which may affect the amount of funding that may be obtained. There may also be certain requirements relating to portfolio performance, including required minimum portfolio yield and limitations on delinquencies and charge-offs, a violation of which could limit further advances and, in some cases, result in an event of default. An event of default under a credit facility could result in an accelerated maturity date for all amounts outstanding thereunder, which could have a material adverse effect on our business and financial condition and could lead to cross default under other credit facilities. This could reduce our liquidity and cash flow and impair our ability to manage our business.
Under the terms of the Revolving Credit Facility, we have agreed not to incur any additional secured indebtedness other than in certain limited circumstances in which the incurrence is permitted under the Revolving Credit Facility. In addition, if our borrowing base under the Revolving Credit Facility were to decrease, we would be required to secure additional assets or repay advances under the Revolving Credit Facility which could have a material adverse impact on our ability to fund future investments and to make distributions.
In addition, under the terms of our credit facilities, we are subject to limitations as to how borrowed funds may be used, as well as regulatory restrictions on leverage which may affect the amount of funding that we may obtain. There may also be certain requirements relating to portfolio performance, a violation of which could limit further advances and, in some cases, result in an event of default. This could reduce our liquidity and cash flow and impair our ability to grow our business.
If we are unable to obtain additional debt financing, or if our borrowing capacity is materially reduced, our business could be materially adversely affected.
We may want to obtain additional debt financing, or need to do so upon maturity of our credit facilities, in order to obtain funds which may be made available for investments. Our credit facilities currently expire in April and May 2027. If we are unable to increase, renew or replace any such facilities and enter into new debt financing facilities or other debt financing on commercially reasonable terms, our liquidity may be reduced significantly. In addition, if we are unable to repay amounts outstanding under any such facilities and are

5
7

declared in default or are unable to renew or refinance these facilities, we may not be able to make new investments or operate our business in the normal course. These situations may arise due to circumstances that we may be unable to control, such as lack of access to the credit markets, a severe decline in the value of the U.S. dollar, an economic downturn or an operational problem that affects us or third parties, and could materially damage our business operations, results of operations and financial condition.
Our ability to achieve our investment objective depends on our Adviser’s ability to manage and support our investment process. If our Adviser were to lose a significant number of its key professionals, or terminate the Investment Advisory Agreement, our ability to achieve our investment objective could be significantly harmed.
We do not have any employees. Additionally, we have no internal management capacity other than our appointed executive officers and will be dependent upon the investment expertise, skill and network of business contacts of our Adviser to achieve our investment objective. Our Adviser will evaluate, negotiate, execute, monitor, and service our investments. Our success will depend to a significant extent on the continued service and coordination of our Adviser, including its key professionals. The departure of a significant number of key professionals from our Adviser could have a material adverse effect on our ability to achieve our investment objective.
Our ability to achieve our investment objective also depends on the ability of our Adviser to identify, analyze, invest in, finance, and monitor companies that meet our investment criteria. Our Adviser’s capabilities in structuring the investment process, and providing competent, attentive and efficient services to us, depend on the involvement of investment professionals of adequate number and sophistication to match the corresponding flow of transactions. To achieve our investment objective, our Adviser may need to retain, hire, train, supervise, and manage new investment professionals to participate in our investment selection and monitoring process. Our Adviser may not be able to find qualified investment professionals in a timely manner or at all. Any failure to do so could have a material adverse effect on our business, financial condition and results of operations.
In addition, the Investment Advisory Agreement has a termination provision that allows the agreement to be terminated by us on 60 days’ notice without penalty by the vote of a Majority of the Outstanding Shares of our common stock or by the vote of our independent directors. The Investment Advisory Agreement generally may be terminated at any time, without penalty, by our Adviser upon 120 days’ notice to us. Furthermore, the Investment Advisory Agreement automatically terminates in the event of its assignment, as defined in the 1940 Act, by our Adviser. If our Adviser resigns or is terminated, or if we do not obtain the requisite approvals of shareholders and our Board to approve an agreement with our Adviser after an assignment, we may not be able to find a new investment adviser or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms prior to the termination of the Investment Advisory Agreement, or at all. If we are unable to do so quickly, our operations are likely to experience a disruption and costs under any new agreements that we enter into could increase.
Our financial condition, business and results of operations, as well as our ability to meet our payment obligations under our indebtedness and pay distributions, are likely to be adversely affected, and the value of our common stock may decline.
Because our business model depends to a significant extent upon Blue Owl’s relationships with corporations, financial institutions and investment firms, the inability of Blue Owl to maintain or develop these relationships, or the failure of these relationships to generate investment opportunities, could adversely affect our business.
We expect that Blue Owl will depend on its relationships with corporations, financial institutions and investment firms, and we will rely to a significant extent upon these relationships to provide us with potential investment opportunities. The investment management business is intensely competitive, with competition based on a variety of factors, including investment performance, business relationships, quality of service provided to

5
8

clients, fund investor liquidity, fund terms (including fees and economic sharing arrangements), brand recognition and business reputation. If Blue Owl fails to maintain its reputation it may not be able to maintain its existing relationships or develop new relationships or sources of investment opportunities, and we may not be able to grow our investment portfolio. In addition, individuals with whom Blue Owl has relationships are not obligated to provide us with investment opportunities, and, therefore, there is no assurance that such relationships will generate investment opportunities for us.
Negative publicity regarding Blue Owl or its personnel could give rise to reputational risk that could significantly harm our existing business and business prospects. Similarly, events could occur that damage the reputation of our industry generally, such as the insolvency or bankruptcy of large funds or a significant number of funds or highly publicized incidents of fraud or other scandals, any one of which could have a material adverse effect on our business, regardless of whether any of those events directly relate to us or our investments.
We may face increasing competition for investment opportunities, which could delay further deployment of our capital, reduce returns and result in losses.
We may compete for investments with other BDCs and investment funds (including registered investment companies, private equity funds and mezzanine funds), including the other Blue Owl Credit Clients or other funds managed by our Adviser or its affiliates comprising Blue Owl’s Credit platform, the private funds managed by GP Strategic Capital, and the funds and accounts managed by Blue Owl’s Real Estate platform, as well as traditional financial services companies such as commercial banks and other sources of funding. Moreover, alternative investment vehicles, such as hedge funds, continue to increase their investment focus in our target market of privately owned U.S. companies. We may experience increased competition from banks and investment vehicles who may continue to lend to the middle market. Additionally, the U.S. Federal Reserve and other bank regulators may periodically provide incentives to U.S. commercial banks to originate more loans to U.S. middle market private companies. As a result of these market participants and regulatory incentives, competition for investment opportunities in privately owned U.S. companies is strong and may intensify. Many of our competitors are substantially larger and have considerably greater financial, technical, and marketing resources than we do. For example, some competitors may have a lower cost of capital and access to funding sources that are not available to us. In addition, some competitors may have higher risk tolerances or different risk assessments than us. These characteristics could allow our competitors to consider a wider variety of investments, establish more relationships and offer better pricing and more flexible structuring than we are able to do.
Numerous factors increase our competitive risks, including, but not limited to:

•	A number of our competitors may have or are perceived to have more expertise or financial, technical, marketing and other resources and more personnel than we do;

•	We may not perform as well as competitors’ funds or other available investment products;

•
Several of our competitors have raised significant amounts of capital, and many of them have similar investment objectives to ours, which may create additional competition for investment opportunities;

•	Some of our competitors may have lower fees or alternative fee arrangements;

•	Some of our competitors may have a lower cost of capital and access to funding sources that are not available to us, which may create competitive disadvantages for us;

•
Some of our competitors may have higher risk tolerances, different risk assessments or lower return thresholds than us, which could allow them to consider a wider variety of investments and to bid more aggressively than us or to agree to less restrictive legal terms and protections for investments that we want to make; and

•
Some of our competitors may be subject to less regulation or conflicts of interest and, accordingly, may have more flexibility to undertake and execute certain businesses or investments than we do, bear less compliance expense than we do or be viewed differently in the marketplace.

5
9

We may lose investment opportunities if we do not match our competitors’ pricing, terms, and investment structure criteria. If we are forced to match these competitors’ investment terms criteria, we may not be able to achieve acceptable returns on our investments or may bear substantial risk of capital loss. A significant increase in the number and/or the size of our competitors in our target market could force us to accept less attractive investment terms. Furthermore, many competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC or the source of income, asset diversification and distribution requirements we must satisfy to maintain our RIC tax treatment. The competitive pressures we face, and the manner in which we react or adjust to competitive pressures, may have a material adverse effect on our business, financial condition, results of operations, effective yield on investments, investment returns, leverage ratio, and cash flows. As a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time. Also, we may not be able to identify and make investments that are consistent with our investment objective.
Our investment portfolio is recorded at fair value as determined in good faith by our Adviser, in accordance with procedures approved by our Board and, as a result, there is and will be uncertainty as to the value of our portfolio investments.
Under the 1940 Act, we are required to carry our portfolio investments at market value or, if there is no readily available market value, at fair value as determined in accordance with procedures established by our Adviser and approved by our Board. There is not a public market or active secondary market for many of the types of investments in privately held companies that we hold and intend to make. Our investments may not be publicly traded or actively traded on a secondary market but, instead, may be traded on a privately negotiated over-the-counter secondary market for institutional investors, if at all. As a result, we will value these investments quarterly at fair value as determined in good faith in accordance with valuation policy and procedures approved by our Board.
The determination of fair value, and thus the amount of unrealized appreciation or depreciation we may recognize in any reporting period, is to a degree subjective, and our Adviser has a conflict of interest in determining fair value. We will value our investments quarterly at fair value as determined in good faith by our Adviser, based on, among other things, input of our Audit Committee and independent third-party valuation firm(s) engaged at the direction of our Adviser. The types of factors that may be considered in determining the fair values of our investments include the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings, the markets in which the portfolio company does business, comparison to publicly traded companies, discounted cash flow, current market interest rates and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, the valuations may fluctuate significantly over short periods of time due to changes in current market conditions. The determinations of fair value in accordance with procedures approved by our Board may differ materially from the values that would have been used if an active market and market quotations existed for such investments. Our net asset value could be adversely affected if the determinations regarding the fair value of the investments were materially higher than the values that we ultimately realize upon the disposal of such investments.
Our Board may change our operating policies and strategies without prior notice or shareholder approval, the effects of which may be adverse to our shareholders.
We have adopted a policy to invest, under normal circumstances, at least 80% of the value of our assets in technology-related companies. Other than with respect to this policy, which may only be changed with 60 days’ prior notice to our shareholders, our Board has the authority to modify or waive current operating policies, investment criteria and strategies without prior notice and without shareholder approval. We cannot predict the effect any changes to current operating policies, investment criteria and strategies would have on our business, net asset value, operating results and the value of our securities. However, the effects might be adverse, which could negatively impact our ability to pay you distributions and cause you to lose all or part of your investment. Moreover, we will have significant flexibility in investing the net proceeds of our offering and may use the net proceeds from our offering in ways with which our investors may not agree.

6
0

Any unrealized depreciation we experience on our portfolio may be an indication of future realized losses, which could reduce our income available for distribution.
As a BDC, we are required to carry our investments at market value or, if no market value is ascertainable, at the fair value as determined in good faith in accordance with procedures approved by our Board. Decreases in the market values or fair values of our investments relative to amortized cost will be recorded as unrealized depreciation. Any unrealized losses in our portfolio could be an indication of a portfolio company’s inability to meet its repayment obligations to us with respect to the affected loans. This could result in realized losses in the future and ultimately in reductions of our income available for distribution in future periods. In addition, decreases in the market value or fair value of our investments will reduce our net asset value. See “
Management’s Discussion and Analysis of Financial Condition and Results of Operations — Critical Accounting Policies — Investments at Fair Value
.”
We are not limited with respect to the portion of our assets that may be invested in a single issuer.
Beyond the asset diversification requirements associated with our qualification as a RIC for U.S. federal income tax purposes, we do not have fixed guidelines for diversification. We have adopted a policy to invest, under normal circumstances, at least 80% of the value of our assets in technology-related companies. To the extent that we hold large positions in a small number of issuers, or within a particular industry, our net asset value may be subject to greater fluctuation as a result of changes in the issuer’s financial condition or the market’s assessment of the issuer. We may also be more susceptible to any single economic or regulatory occurrence or a downturn in particular industry in which we may invest significantly than a diversified investment company otherwise would be.
We are an “emerging growth company” under the JOBS Act, and we cannot be certain if the reduced disclosure requirements applicable to emerging growth companies will make our securities less attractive to investors.
We are and we will remain an “emerging growth company” as defined in the JOBS Act until the earlier of (a) the last day of the fiscal year (i) following the fifth anniversary of the completion of our initial offering, (ii) in which we have total annual gross revenue of at least $1.07 billion, or (iii) in which we are deemed to be a large accelerated filer, which means the market value of our common stock that is held by non-affiliates exceeds $700 million as of the prior June 30th, and (b) the date on which we have issued more than $1.07 billion in non-convertible debt during the prior three-year period. For so long as we remain an “emerging growth company” we may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not “emerging growth companies” including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act. We cannot predict if investors will find our securities less attractive because we will rely on some or all of these exemptions.
In addition, Section 107 of the JOBS Act also provides that an “emerging growth company” can take advantage of the extended transition period provided in Section 7(a)(2)(B) of the Securities Act for complying with new or revised accounting standards. In other words, an “emerging growth company” can delay the adoption of certain accounting standards until those standards would otherwise apply to private companies. We intend to take advantage of such extended transition periods.
Our status as an “emerging growth company” under the JOBS Act may make it more difficult to raise capital as and when we need it.
Because of the exemptions from various reporting requirements provided to us as an “emerging growth company” and because we will have an extended transition period for complying with new or revised financial accounting standards, we may be less attractive to investors and it may be difficult for us to raise additional capital as and when we need it. Investors may be unable to compare our business with other companies in our

6
1

industry if they believe that our financial accounting is not as transparent as other companies in our industry. If we are unable to raise additional capital as and when we need it, our financial condition and results of operations may be materially and adversely affected.
We are subject to risks related to corporate social responsibility.
Our business faces increasing public scrutiny related to environmental, social and governance (“ESG”) activities, which are increasingly considered to contribute to the long-term sustainability of a company’s performance. A variety of organizations measure the performance of companies on ESG topics, and the results of these assessments are widely publicized. In addition, investment in funds that specialize in companies that perform well in such assessments are increasingly popular, and major institutional investors have publicly emphasized the importance of such ESG measures to their investment decisions. We risk damage to our brand and reputation if we fail to act responsibly in a number of areas, such as environmental stewardship, corporate governance and transparency and considering ESG factors in our investment processes. Adverse incidents with respect to ESG activities could impact the value of our brand, the cost of our operations and relationships with investors, all of which could adversely affect our business and results of operations.
Additionally, new regulatory initiatives related to ESG could adversely affect our business. The SEC has proposed rules that, among other matters, would establish a framework for reporting of climate-related risks. At this time, there is uncertainty regarding the scope of such proposals or when they would become effective (if at all). Compliance with any new laws or regulations increases our regulatory burden and could make compliance more difficult and expensive, affect the manner in which we or our portfolio companies conduct our businesses and adversely affect our profitability.
Risks Related to Our Adviser and Its Affiliates
Because the Dealer Manager is an affiliate of our Adviser, you will not have the benefit of an independent review of this prospectus customarily performed in underwritten offerings.
The Dealer Manager, Blue Owl Securities, is an affiliate of our Adviser and will not make an independent review of us or the offering. Accordingly, you will have to rely on your own broker-dealer to make an independent review of the terms of our offering. If your broker-dealer does not conduct such a review, you will not have the benefit of an independent review of the terms of our offering. Further, the due diligence investigation of us by the Dealer Manager cannot be considered to be an independent review and, therefore, may not be as meaningful as a review conducted by an unaffiliated broker-dealer or investment banker. You will not have the benefit of an independent review and investigation of our offering of the type normally performed by an unaffiliated, independent underwriter in an underwritten public securities offering. In addition, we do not, and do not expect to, have research analysts reviewing our performance or our securities on an ongoing basis. Therefore, you will not have an independent review of our performance and the value of our common stock relative to publicly traded companies.
Our Adviser and its affiliates, including our officers and some of our directors, may face conflicts of interest caused by compensation arrangements with us and our affiliates, which could result in increased risk-taking or speculative investments, or cause our Adviser to use substantial leverage.
Our Adviser and its affiliates will receive substantial fees from us in return for their services. These fees may include certain incentive fees based on the amount of appreciation of our investments and arrangement, structuring or similar fees from portfolio companies in which we invest. These fees could influence the advice provided to us or create an incentive for our Adviser to make investments on our behalf that are risky or more speculative than would be the case in the absence of such incentive fees. Generally, the more equity we sell in public offerings and the greater the risk assumed by us with respect to our investments, including through the use of leverage, the greater the potential for growth in our assets and profits, and, correlatively, the fees payable by

6
2

us to our Adviser. The way in which the incentive fee is determined may encourage our Adviser to use leverage to increase the leveraged return on our investment portfolio.
Under certain circumstances, the use of substantial leverage (up to the limits prescribed by the 1940 Act) may increase the likelihood of our defaulting on our borrowings, which would be detrimental to holders of our securities.
These compensation arrangements could affect our Adviser’s or its affiliates’ judgment with respect to public offerings of equity, incurrence of debt, and investments made by us, which allow our Adviser to earn increased asset management fees.
The time and resources that individuals associated with our Adviser devote to us may be diverted, and we may face additional competition due to, among other things, the fact that neither our Adviser nor its affiliates is prohibited from raising money for or managing another entity that makes the same types of investments that we target.
Blue Owl is not prohibited from raising money for and managing future investment entities, in addition to the Blue Owl Credit Clients, that make the same or similar types of investments as those we target. As a result, the time and resources that our Adviser devotes to us may be diverted, and during times of intense activity in other investment programs they may devote less time and resources to our business than is necessary or appropriate. In addition, we may compete with any such investment entity also managed by our Adviser or its affiliates for the same investors and investment opportunities. Furthermore, certain members of the investment committee or our affiliates are officers of Blue Owl and will devote a portion of their time to the operations of Blue Owl, including with respect to public company compliance, investor relations and other matters that did not apply to Blue Owl’s Credit platform prior to the formation of Blue Owl.
Our Adviser and its affiliates may face conflicts of interest with respect to services performed for issuers in which we may invest.
Our Adviser and its affiliates may provide a broad range of financial services to companies in which we may invest, including providing arrangement, syndication, origination structuring and other services to portfolio companies, and will generally be paid fees for such services, in compliance with applicable law, by the portfolio company. Any compensation received by our Adviser or its affiliates for providing these services will not be shared with us and may be received before we realize a return on our investment. In addition, we may invest in companies managed by entities in which funds managed by GP Strategic Capital have acquired a minority interest. Our Adviser and its affiliates may face conflicts of interest with respect to services performed for these companies, on the one hand, and investments recommended to us, on the other hand and could, in certain instances, have an incentive not to pursue actions against a portfolio company that would be in our best interest.
Our Adviser or its affiliates may have incentives to favor their respective other accounts and clients and/or Blue Owl over us, which may result in conflicts of interest that could be harmful to us.
Because our Adviser and its affiliates manage assets for, or may in the future manage assets for, other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans, co-invest vehicles and certain high net worth individuals), including the Blue Owl Credit Clients, and we may compete for capital and investment opportunities with these entities, certain conflicts of interest are present. These include conflicts of interest relating to the allocation of investment opportunities by our Adviser and its affiliates; compensation to our Adviser; services that may be provided by our Adviser and its affiliates to issuers in which we may invest; investments by us and other clients of our Adviser, subject to the limitations of the 1940 Act; the formation of additional investment funds managed by our Adviser; differing recommendations given by our Adviser to us versus other clients; our Adviser’s use of information gained from issuers in our portfolio for investments by other clients, subject to applicable law; restrictions on our Adviser’s use of “inside information” with respect to potential investments by us; the allocation of certain expenses; and cross transactions.

6
3

For instance, our Adviser and its affiliates may receive asset management performance-based, or other fees from certain accounts that are higher than the fees received by our Adviser from us. In addition, certain members of the Technology Lending Investment Committee and other executives and employees of our Adviser or its affiliates will hold and receive interest in Blue Owl and its affiliates, in addition to cash and carried interest compensation. In these instances, a portfolio manager for our Adviser may have an incentive to favor the higher fee and/or performance-based fee accounts over us and/or to favor Blue Owl. In addition, a conflict of interest exists to the extent our Adviser, its affiliates, or any of their respective executives, portfolio managers or employees have proprietary or personal investments in other investment companies or accounts or when certain other investment companies or accounts are investment options in our Adviser’s or its affiliates’ employee benefit plans or employee offerings.
In these circumstances, personnel of our Adviser may have incentive to favor these other investment companies or accounts over us.
Because our Adviser may have incentive to favor other Blue Owl Credit Clients and we may compete for investments with Blue Owl Credit Clients, our Adviser and its affiliates are subject to certain conflicts of interest in evaluating the suitability of investment opportunities and making or recommending investments on our behalf. To mitigate these conflicts, the Blue Owl Credit Advisers will seek to execute such transactions for all of the participating investment accounts, including us, on a fair and equitable basis and in accordance with the Blue Owl Credit Advisers’ investment allocation policy, taking into account such factors as the relative amounts of capital available for new investments; cash on hand; existing commitments and reserves; the investment programs and portfolio positions of the participating investment accounts, including portfolio construction, diversification and concentration considerations; the investment objectives, guidelines and strategies of each client; the clients for which participation is appropriate’ each client’s life cycle; targeted leverage level; targeted asset mix and any other factors deemed appropriate.
Actions taken by our Adviser and its affiliates on behalf of the Blue Owl Credit Clients as a result of any conflict of interest may be adverse to us, which could harm our performance. For example, we may invest in the same credit obligations as other Blue Owl Credit Clients, although, to the extent permitted under the 1940 Act, our investments may include different obligations or levels of the capital structure of the same issuer. Decisions made with respect to the securities held by one of the Blue Owl Credit Clients may cause (or have the potential to cause) harm to the different class of securities of the issuer held by other Blue Owl Credit Clients (including us). While the Blue Owl Credit Advisers and their affiliates have developed general guidelines regarding when two or more funds can invest in different parts of the same company’s capital structure and created a process that they employ to handle those conflicts when they arise, their decision to permit the investments to occur in the first instance or their judgment on how to mitigate the conflict could be challenged or deemed insufficient. If the Blue Owl Credit Advisers and their affiliates fail to appropriately address those conflicts, it could negatively impact their reputation and ability to raise additional funds and the willingness of counterparties to do business with them or result in potential litigation against them.
From time to time, fees and expenses generated in connection with potential portfolio investments that are not consummated may be allocable to us and one or more Blue Owl Credit Clients. These expenses will be allocated in a manner that is fair and equitable over time and in accordance with policies adopted by the Blue Owl Credit Advisers and the Investment Advisory Agreement; however, the method for allocation expenses may vary depending on the nature of the expense and such determinations involve inherent discretion.
In addition, from time to time, our Adviser could cause us to purchase a security or other investment from, or sell a security or other investment to, another Blue Owl Credit Client. Such cross transaction would be in accordance with applicable regulations and our and our Adviser’s valuation and cross-trades policies; however, such cross transactions could give rise to additional conflicts of interest.
Our Board will seek to monitor these conflicts but there can be no assurances that such monitoring will fully mitigate any such conflicts.

6
4

Our Class S and Class D shares are each subject to an ongoing servicing fee.
The ongoing servicing fees will be payable by the investors to compensate our affiliated dealer manager and its affiliates, participating broker-dealers and financial representatives for services rendered to shareholders, including, among other things, responding to customer inquiries of a general nature regarding the Company; crediting distributions from us to customer accounts; arranging for bank wire transfer of funds to or from a customer’s account; responding to customer inquiries and requests regarding shareholder reports, notices, proxies and proxy statements, and other Company documents; forwarding prospectuses, tax notices and annual and quarterly reports to beneficial owners of our shares; assisting us in establishing and maintaining shareholder accounts and records; assisting customers in changing account options, account designations and account addresses, and providing such other similar services as we may reasonably request to the extent an authorized service provider is permitted to do so under applicable statutes, rules, or regulations.
Our Adviser may have an incentive to delay a liquidity event, which may result in actions that are not in the best interest of our shareholders.
The ongoing servicing fee will be payable by us to compensate our affiliated Dealer Manager and its affiliates for services rendered to shareholders, including, among other things, responding to customer inquiries of a general nature regarding the Company; crediting distributions from us to customer accounts; arranging for bank wire transfer of funds to or from a customer’s account; responding to customer inquiries and requests regarding shareholder reports, notices, proxies and proxy statements, and other Company documents; forwarding prospectuses, tax notices and annual and quarterly reports to beneficial owners of our shares; assisting us in establishing and maintaining shareholder accounts and records; assisting customers in changing account options, account designations and account addresses, and providing such other similar services as we may reasonably request to the extent the an authorized service provider is permitted to do so under applicable statutes, rules, or regulations. The ongoing servicing fee will terminate for all Class S and Class D shareholders upon a liquidity event. Although we do not intend to complete a liquidity event within any specific time period, if at all, our Adviser, an affiliate of our Dealer Manager, may have an incentive to delay a liquidity event if such amounts receivable by our Dealer Manager have not been fully paid. A delay in a liquidity event may not be in the best interests of our shareholders.
Blue Owl’s Real Estate platform may enter into sale lease-back transactions with our portfolio companies or with borrowers under our credit facilities.
From time to time, companies in which we have invested or may invest, may enter into sale-leaseback transactions with Blue Owl’s Real Estate platform As a result of these arrangements we could be a creditor to, or equity owners of, a company at the same time that company is a tenant of the Real Estate platform. If such a company were to encounter financial difficulty or default on its obligations as a borrower, our Adviser could be required to take actions that may be adverse to those of the Real Estate platform in enforcing our rights under the relevant facilities or agreements, or vice versa. This could lead to actual or perceived conflicts of interest.
Our access to confidential information may restrict our ability to take action with respect to some investments, which, in turn, may negatively affect our results of operations.
We, directly or through our Adviser, may obtain confidential information about the companies in which we have invested or may invest or be deemed to have such confidential information. Our Adviser may come into possession of material, non-public information through its members, officers, directors, employees, principals or affiliates. In addition, funds managed by Blue Owl’s GP Strategic Capital platform may invest in entities that manage our portfolio companies and, as a result, may obtain additional confidential information about our portfolio companies. The possession of such information may, to our detriment, limit the ability of us and our Adviser to buy or sell a security or otherwise to participate in an investment opportunity. In certain circumstances, employees of our Adviser may serve as board members or in other capacities for portfolio or

6
5

potential portfolio companies, which could restrict our ability to trade in the securities of such companies. For example, if personnel of our Adviser come into possession of material non-public information with respect to our investments, such personnel will be restricted by our Adviser’s information-sharing policies and procedures or by law or contract from sharing such information with our management team, even where the disclosure of such information would be in our best interests or would otherwise influence decisions taken by the members of the management team with respect to that investment. This conflict and these procedures and practices may limit the freedom of our Adviser to enter into or exit from potentially profitable investments for us, which could have an adverse effect on our results of operations. Accordingly, there can be no assurance that we will be able to fully leverage the resources and industry expertise of our Adviser in the course of its duties. Additionally, there may be circumstances in which one or more individuals associated with our Adviser will be precluded from providing services to us because of certain confidential information available to those individuals or to other parts of our Adviser.
We may be obligated to pay our Adviser incentive fees even if we incur a net loss due to a decline in the value of our portfolio and even if our earned interest income is not payable in cash.
The Investment Advisory Agreement entitles our Adviser to receive an incentive fee based on our pre-incentive fee net investment income regardless of any capital losses. In such case, we may be required to pay our Adviser an incentive fee for a fiscal quarter even if there is a decline in the value of our portfolio or if we incur a net loss for that quarter.
Any incentive fee payable by us that relates to the pre-incentive fee net investment income may be computed and paid on income that may include interest that has been accrued but not yet received or interest in the form of securities received rather than cash (“payment-in-kind,” or “PIK,” income). PIK income will be included in the pre-incentive fee net investment income used to calculate the incentive fee to our Adviser even though we do not receive the income in the form of cash. If a portfolio company defaults on a loan that is structured to provide accrued interest income, it is possible that accrued interest income previously included in the calculation of the incentive fee will become uncollectible. Our Adviser is not obligated to reimburse us for any part of the incentive fee it received that was based on accrued interest income that we never receive as a result of a subsequent default.
The quarterly incentive fee on income is recognized and paid without regard to: (i) the trend of pre-incentive fee net investment income as a percent of adjusted capital over multiple quarters in arrears which may in fact be consistently less than the quarterly preferred return, or (ii) the net income or net loss in the current calendar quarter, the current year or any combination of prior periods.
For U.S. federal income tax purposes, we may be required to recognize taxable income in some circumstances in which we do not receive a corresponding payment in cash and to make distributions with respect to such income to maintain our tax treatment as a RIC and/or minimize corporate-level U.S. federal income or excise tax. Under such circumstances, we may have difficulty meeting the Annual Distribution Requirement (defined below) necessary to maintain RIC tax treatment under the Code. This difficulty in making the required distribution may be amplified to the extent that we are required to pay the incentive fee on income with respect to such accrued income. As a result, we may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital, or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to U.S. federal income tax imposed at corporate rates.
Our ability to enter into transactions with our affiliates is restricted.
We are prohibited under the 1940 Act from participating in certain transactions with certain of our affiliates without the prior approval of a majority of our independent directors and, in some cases, the SEC. Any person that owns, directly or indirectly, 5% or more of our outstanding voting securities will be our affiliate for purposes

6
6

of the 1940 Act, and we will generally be prohibited from buying or selling any securities from or to such affiliate on a principal basis, absent the prior approval of our Board and, in some cases, the SEC. The 1940 Act also prohibits certain “joint” transactions with certain of our affiliates, including other funds or clients advised by our Adviser or its affiliates, which in certain circumstances could include investments in the same portfolio company (whether at the same or different times to the extent the transaction involves a joint investment), without prior approval of our Board and, in some cases, the SEC. If a person acquires more than 25% of our voting securities, we will be prohibited from buying or selling any security from or to such person or certain of that person’s affiliates, or entering into prohibited joint transactions with such persons, absent the prior approval of the SEC. Similar restrictions limit our ability to transact business with our officers or directors or their affiliates or anyone who is under common control with us. The SEC has interpreted the BDC regulations governing transactions with affiliates to prohibit certain joint transactions involving entities that share a common investment adviser. As a result of these restrictions, we may be prohibited from buying or selling any security from or to any portfolio company that is controlled by a fund managed by either of our Adviser or its affiliates without the prior approval of the SEC, which may limit the scope of investment or disposition opportunities that would otherwise be available to us.
We rely on exemptive relief that has been granted by the SEC to OCA and certain of its affiliates that permits us to co-invest with other funds managed by our Adviser or its affiliates in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. Pursuant to the Order, we generally are permitted to co-invest with certain of our affiliates if a “required majority” (as defined in Section 57(o) of the 1940 Act) of our independent directors make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the transaction, including the consideration to be paid, are reasonable and fair to us and our shareholders and do not involve overreaching of us or our shareholders on the part of any person concerned, (2) the transaction is consistent with the interests of our shareholders and is consistent with our investment objective and strategies, (3) the investment by our affiliates would not disadvantage us, and our participation would not be on a basis different from or less advantageous than that on which our affiliates are investing, and (4) the proposed investment by us would not benefit our Adviser or its affiliates or any affiliated person of any of them (other than the parties to the transaction), except to the extent permitted by the Order and applicable law, including the limitations set forth in Section 57(k) of the 1940 Act. In addition, we have received an amendment to our Order to permit us to participate in follow-on investments in our existing portfolio companies with certain affiliates that are private funds if such private funds did not have an investment in such existing portfolio company
In situations when co-investment with our Adviser’s or its affiliates’ other clients is not permitted under the 1940 Act and related rules, existing or future staff guidance, or the terms and conditions of the exemptive relief granted to us by the SEC, our Adviser will need to decide which client or clients will proceed with the investment. Generally, we will not be entitled to make a co-investment in these circumstances and, to the extent that another client elects to proceed with the investment, we will not be permitted to participate. Moreover, except in certain circumstances, we will not invest in any issuer in which an affiliate’s other client holds a controlling interest.
We may make investments that could give rise to a conflict of interest.
We do not expect to invest in, or hold securities of, companies that are controlled by an affiliate’s other clients. However, our Adviser or an affiliate’s other clients may invest in, and gain control over, one of our portfolio companies. If our Adviser or an affiliate’s other client, or clients, gains control over one of our portfolio companies, it may create conflicts of interest and may subject us to certain restrictions under the 1940 Act. As a result of these conflicts and restrictions our Adviser may be unable to implement our investment strategies as effectively as they could have in the absence of such conflicts or restrictions. For example, as a result of a conflict or restriction, our Adviser may be unable to engage in certain transactions that it would otherwise pursue. In order to avoid these conflicts and restrictions, our Adviser may choose to exit such investments prematurely and, as a result, we may forego any positive returns associated with such investments. In addition, to

6
7

the extent that an affiliate’s other client holds a different class of securities than us as a result of such transactions, our interests may not be aligned.
The recommendations given to us by our Adviser may differ from those rendered to their other clients.
Our Adviser and its affiliates may give advice and recommend securities to other clients which may differ from advice given to, or securities recommended or bought for, us even though such other clients’ investment objectives may be similar to ours, which could have an adverse effect on our business, financial condition and results of operations.
Our Adviser’s liability is limited under the Investment Advisory Agreement, and we are required to indemnify our Adviser against certain liabilities, which may lead our Adviser to act in a riskier manner on our behalf than it would when acting for its own account.
Our Adviser has not assumed any responsibility to us other than to render the services described in the Investment Advisory Agreement (and, separately, under the Administration Agreement), and it will not be responsible for any action of our Board in declining to follow our Adviser’s advice or recommendations. Pursuant to the Investment Advisory Agreement, our Adviser and its directors, officers, shareholders, members, agents, employees, controlling persons, and any other person or entity affiliated with, or acting on behalf of, our Adviser will not be liable to us for their acts under the Investment Advisory Agreement, absent willful misfeasance, bad faith, or gross negligence in the performance of their duties. We have also agreed to indemnify, defend and protect our Adviser and its directors, officers, shareholders, members, agents, employees, controlling persons and any other person or entity affiliated with, or acting on behalf of, our Adviser with respect to all damages, liabilities, costs and expenses resulting from acts of our Adviser not arising out of negligence or misconduct in the performance of their duties. However, in accordance with Section 17(i) of the 1940 Act, neither our Adviser nor any of its affiliates, directors, officers, members, employees, agents, or representatives may be protected against any liability to us or our investors to which it would otherwise be subject by reason of criminal conduct, willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of its office. In addition, the Investment Advisory Agreement provides that we will not indemnify our Adviser nor any of its affiliates, directors, officers, members, employees, agents, or representatives for any loss suffered by for any liability or loss suffered by such party, nor will we provide that such party will be held harmless for any loss or liability we suffer, unless all of the following conditions are met: (i) we have determined in good faith that the conduct that caused the loss or liability was in the best interests of the Company; (ii) we have determined in good faith that such party was acting on behalf of or performing services for the Company; (iii) we have determined, in good faith, that such liability or loss was not the result of (A) negligence or misconduct, in the case that such part is our Adviser or an affiliate of our Adviser, or (B) gross negligence or willful misconduct, in the case that such party is a director of the Company who is not also an officer of the Company or our Adviser or an affiliate of our Adviser; and (iv) such indemnification or agreement to hold harmless is recoverable only out of our net assets and not from our shareholders. In addition, such party will not be indemnified for any losses, liabilities or expenses arising from or out of an alleged violation of federal or state securities laws by such party unless one or more of the following conditions are met: (i) there has been a successful adjudication on the merits of each count involving alleged material securities law violations as to such party; (ii) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to such party; or (iii) a court of competent jurisdiction approves a settlement of the claims against the Indemnified Party and finds that indemnification of the settlement and the related costs should be made, and the court considering the request for indemnification has been advised of the position of the SEC and of the published position of any state securities regulatory authority in which shares of our stock were offered or sold as to indemnification for violations of securities laws. These protections may lead our Adviser to act in a riskier manner when acting on our behalf than it would when acting for its own account.

6
8

There are risks associated with any potential merger with or purchase of assets of another fund.
Our Adviser may in the future recommend to our Board that we merge with or acquire all or substantially all of the assets of one or more funds including a fund that could be managed by our Adviser or its affiliates (including another BDC). We do not expect that our Adviser would recommend any such merger or asset purchase unless it determines that it would be in our best interests, with such determination dependent on factors it deems relevant, which may include our historical and projected financial performance and that of any proposed merger partner, portfolio composition, potential synergies from the merger or asset sale, available alternative options and market conditions. In addition, no such merger or asset purchase would be consummated absent the meeting of various conditions required by applicable law or contract, at such time, which may include approval of the board of directors and common equity holders of both funds. If our Adviser is the investment adviser of both funds, various conflicts of interest would exist with respect to any such transaction. Such conflicts of interest may potentially arise from, among other things, differences between the compensation payable to our Adviser by us and by the entity resulting from such a merger or asset purchase or efficiencies or other benefits to our Adviser as a result of managing a single, larger fund instead of two separate funds.
Our Adviser’s failure to comply with pay-to-play laws, regulations and policies could have an adverse effect on our Adviser, and thus, us.
A number of U.S. states and municipal pension plans have adopted so-called “pay-to-play” laws, regulations or policies which prohibit, restrict or require disclosure of payments to (and/or certain contacts with) state officials by individuals and entities seeking to do business with state entities, including those seeking investments by public retirement funds. The SEC has adopted a rule that, among other things, prohibits an investment adviser from providing advisory services for compensation to a government client for two years after the adviser or certain of its executives or employees makes a contribution to certain elected officials or candidates. If our Adviser, any of its employees or affiliates or any service provider acting on its behalf, fails to comply with such laws, regulations or policies, such non-compliance could have an adverse effect on our Adviser, and thus, us.
Our Adviser’s inability to attract, retain and develop human capital in a highly competitive talent market could have an adverse effect on our Adviser, and thus us.
The success of our business will continue to depend upon our Adviser attracting, developing and retaining human capital. Competition for qualified, motivated, and highly-skilled executives, professionals and other key personnel in asset management firms is significant. Turnover and associated costs of rehiring, the loss of human capital through attrition, death, or disability and the reduced ability to attract talent could impair our Adviser’s ability to maintain its standards of excellence and have an adverse effect on us.
Our Adviser’s net worth is not available to satisfy our liabilities and other obligations.
The North American Securities Administrators Association (“NASAA”), in its Omnibus Guidelines Statement of Policy adopted on March 29, 1992 and as amended on May 7, 2007 and from time to time, requires that our affiliates and Adviser, or our Sponsor under the Omnibus Guidelines, have an aggregate financial net worth, exclusive of home, automobiles and home furnishings, of 5.0% of the first $20 million of both the gross amount of securities currently being offered in our offering and the gross amount of any originally issued direct participation program securities sold by our affiliates and sponsors within the past 12 months, plus 1.0% of all amounts in excess of the first $20 million. Based on these requirements, our Adviser and its affiliates have an aggregate financial net worth in excess of those amounts required by the Omnibus Guidelines. However, no portion of such net worth will be available to us to satisfy any of our liabilities or other obligations. The use of our own funds to satisfy such liabilities or other obligations could have a material adverse effect on our business, financial condition and results of operations.

6
9

Risks Related to Business Development Companies
The requirement that we invest a sufficient portion of our assets in qualifying assets could preclude us from investing in accordance with our current business strategy; conversely, the failure to invest a sufficient portion of our assets in qualifying assets could result in our failure to maintain our status as a BDC.
As a BDC, the 1940 Act prohibits us from acquiring any assets other than certain qualifying assets unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are qualifying assets. Therefore, we may be precluded from investing in what we believe are attractive investments if such investments are not qualifying assets. Conversely, if we fail to invest a sufficient portion of our assets in qualifying assets, we could lose our status as a BDC, which would have a material adverse effect on our business, financial condition and results of operations. Similarly, these rules could prevent us from making additional investments in existing portfolio companies, which could result in the dilution of our position, or could require us to dispose of investments at an inopportune time to comply with the 1940 Act. If we were forced to sell non-qualifying investments in the portfolio for compliance purposes, the proceeds from such sale could be significantly less than the current value of such investments.
Failure to maintain our status as a BDC would reduce our operating flexibility.
If we do not remain a BDC, we might be regulated as a closed-end investment company under the 1940 Act, which would subject us to substantially more regulatory restrictions, including a greater required asset coverage ratio and additional restrictions on transactions with affiliates, and correspondingly decrease our operating flexibility.
Regulations governing our operation as a BDC and RIC affect our ability to raise capital and the way in which we raise additional capital or borrow for investment purposes, which may have a negative effect on our growth. As a BDC, the necessity of raising additional capital may expose us to risks, including risks associated with leverage.
As a result of the Annual Distribution Requirement (defined below) to qualify for tax treatment as a RIC, we may need to access the capital markets periodically to raise cash to fund new investments in portfolio companies. Currently, we may issue “senior securities,” including borrowing money from banks or other financial institutions only in amounts such that the ratio of our total assets (less total liabilities other than indebtedness represented by senior securities) to our total indebtedness represented by senior securities plus preferred stock, if any, equals at least 150% after such incurrence or issuance. If we issue senior securities, we will be exposed to risks associated with leverage, including an increased risk of loss. Our ability to issue different types of securities is also limited. Compliance with RIC distribution requirements may unfavorably limit our investment opportunities and reduce our ability in comparison to other companies to profit from favorable spreads between the rates at which we can borrow and the rates at which we can lend. Therefore, we intend to seek to continuously issue equity securities, which may lead to shareholder dilution.
We may borrow to fund investments. If the value of our assets declines, we may be unable to satisfy the asset coverage test under the 1940 Act, which would prohibit us from paying distributions and could prevent us from qualifying for tax treatment as a RIC, which would generally result in U.S. federal income tax imposed at corporate rates on any income and net gains. If we cannot satisfy the asset coverage test, we may be required to sell a portion of our investments and, depending on the nature of our debt financing, repay a portion of our indebtedness at a time when such sales may be disadvantageous. Also, any amounts that we use to service our indebtedness would not be available for distribution to our shareholders
In addition, as market conditions permit, we have and may continue to securitize our loans to generate cash for funding new investments. To securitize loans, we have and may continue to create a wholly owned subsidiary, contribute a pool of loans to the subsidiary and have the subsidiary issue primarily investment grade

7
0

debt securities to purchasers who would be expected to be willing to accept a substantially lower interest rate than the loans earn. We have and may continue to retain all or a portion of the equity in the securitized pool of loans. Our retained equity would be exposed to any losses on the portfolio of loans before any of the debt securities would be exposed to such losses.
Risks Related to Our Investments
Investing in publicly traded companies can involve a high degree of risk and can be speculative.
We may invest a portion of our portfolio in publicly traded companies or companies that are in the process of completing their initial public offering (“IPO”). If we invest in instruments issued by publicly-held companies, we may be subject to risks that differ in type or degree from those involved with investments in privately-held companies. Such risks include, without limitation, greater volatility in the valuation of such companies, increased obligations to disclose information regarding such companies, limitations on our ability to dispose of such instruments at certain times, increased likelihood of shareholder litigation against such companies’ board members and increased costs associated with each of the aforementioned risks. In addition, to the extent we invest in publicly traded debt instruments, we may not be able to obtain financial covenants or other contractual rights that we might otherwise be able to obtain when making privately-negotiated investments. We may not have the same access to information in connection with investments in public debt instruments that we would expect to have in connection with privately-negotiated investments.
As publicly traded companies, the securities of these companies may not trade at high volumes, and prices can be volatile, particularly during times of general market volatility, which may restrict our ability to sell our positions and may have a material adverse impact on us. If we or our Adviser were deemed to have material, nonpublic information regarding the issuer of a publicly traded instrument in which we have invested, we may be limited in our ability to make new investments or sell existing investments in such issuer. All of these factors may restrict our ability to sell our positions and may have a material adverse impact on us.
Our ability to invest in public companies may be limited in certain circumstances.
To maintain our status as a business development company, we are not permitted to acquire any assets other than “qualifying assets” specified in the 1940 Act unless, at the time the acquisition is made, at least 70% of our total assets are qualifying assets (with certain limited exceptions).
Subject to certain exceptions for follow-on investments and distressed companies, an investment in an issuer that has outstanding securities listed on a national securities exchange may be treated as a qualifying asset only if such issuer has a market capitalization that is less than $250 million at the time of such investment and meets the other specified requirements.
Our investments in portfolio companies may be risky, and we could lose all or part of our investments.
Our strategy focuses primarily on originating and making loans to, and making debt and equity investments in, U.S. middle-market companies in a broad range of technology-related industries, with a focus on originated transactions sourced through the networks of our Adviser. Short transaction closing timeframes associated with originated transactions coupled with added tax or accounting structuring complexity and international transactions may result in higher risk in comparison to non-originated transactions.
Most debt securities in which we intend to invest will not be rated by any rating agency and, if they were rated, they would be rated as below investment grade quality and are commonly referred to as “high yield” or “junk.” Debt securities rated below investment grade quality are generally regarded as having predominantly speculative characteristics and may carry a greater risk with respect to a borrower’s capacity to pay interest and repay principal. In addition, some of the loans in which we may invest may be “covenant-lite” loans. We use the

7
1

term “covenant-lite” loans to refer generally to loans that do not have a complete set of financial maintenance covenants. Generally, “covenant-lite” loans provide borrower companies more freedom to negatively impact lenders because their covenants are incurrence-based, which means they are only tested and can only be breached following an affirmative action of the borrower, rather than by a deterioration in the borrower’s financial condition. Accordingly, to the extent we invest in “covenant-lite” loans, we may have fewer rights against a borrower and may have a greater risk of loss on such investments as compared to investments in or exposure to loans with financial maintenance covenants.
First-Lien Debt.
 When we make a first-lien loan, we generally take a security interest in the available assets of the portfolio company, including the equity interests of its subsidiaries, which we expect to help mitigate the risk that we will not be repaid. However, there is a risk that the collateral securing our loans may decrease in value over time, may be difficult to sell in a timely manner, may be difficult to appraise, and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the portfolio company to raise additional capital. In some circumstances, our lien is, or could become, subordinated to claims of other creditors. Consequently, the fact that a loan is secured does not guarantee that we will receive principal and interest payments according to the loan’s terms, or at all, or that we will be able to collect on the loan should we need to enforce our remedies.
Unitranche Loans
. In addition, in connection with any unitranche loans (including “last out” portions of such loans) in which we may invest, we would enter into agreements among lenders. Under these agreements, our interest in the collateral of the first-lien loans may rank junior to those of other lenders in the loan under certain circumstances. This may result in greater risk and loss of principal on these loans.
Second-Lien and Mezzanine Debt.
 Our investments in second-lien and mezzanine debt generally are subordinated to senior loans and will either have junior security interests or be unsecured. As such, other creditors may rank senior to us in the event of insolvency. This may result in greater risk and loss of principal.
Equity Investments.
When we invest in first-lien debt, second-lien debt or mezzanine debt, we may acquire equity securities, such as warrants, options and convertible instruments, as well. In addition, we may invest directly in the equity securities of portfolio companies. We may structure such equity investments to include provisions protecting our rights as a minority-interest holder, as well as a “put,” or right to sell such securities back to the issuer, upon the occurrence of specified events. In many cases, we may also seek to obtain registration rights in connection with these equity interests, which may include demand and “piggyback” registration rights, which grants us the right to register our equity interest when either the portfolio company or another investor in the portfolio company files a registration statement with the SEC to issue securities. We seek to dispose of these equity interests and realize gains upon our disposition of these interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.
We may invest through joint ventures, partnerships or other special purpose vehicles and our investments through these vehicles may entail greater risks, or risks that we otherwise would not incur, if we otherwise made such investments directly.
We may make indirect investments in portfolio companies through joint ventures, partnerships or other special purpose vehicles (“Investment Vehicles”). In general, the risks associated with indirect investments in portfolio companies through a joint venture, partnership or other special purpose vehicle are similar to those associated with a direct investment in a portfolio company. While we intend to analyze the credit and business of a potential portfolio company in determining whether to make an investment in an Investment Vehicle, we will nonetheless be exposed to the creditworthiness of the Investment Vehicle. In the event of a bankruptcy proceeding against the portfolio company, the assets of the portfolio company may be used to satisfy its obligations prior to the satisfaction of our investment in the Investment Vehicle (i.e., our investment in the

7
2

Investment Vehicle could be structurally subordinated to the other obligations of the portfolio company). In addition, if we are not the sole investor in an Investment Vehicle, we may be required to rely on our partners in the Investment Vehicle when making decisions regarding such Investment Vehicle’s investments, accordingly, the value of the investment could be adversely affected if our interests diverge from those of our partners in the Investment Vehicle.
Any strategic investments that we pursue are subject to risks and uncertainties.
We have pursued and may continue to pursue growth through strategic investments in new businesses. Completion and timing of any such strategic investments may be subject to a number of contingencies, including the uncertainty in reaching a commercial agreement with our counterparty, our ability to obtain required board, shareholder and regulatory approvals, as well as any required financing (or the risk that these are obtained subject to terms and conditions that are not anticipated). The announcement or consummation of any transaction also may adversely impact our business relationships or engender competitive responses.
In addition, the proposal and negotiation of strategic investments, whether or not completed, as well as the integration of those businesses into our existing portfolio, could result in substantial expenses and the diversion of our Adviser’s time, attention and resources from our day-to-day operations.
Our ability to manage our growth through strategic investments will depend, in part, on our success in addressing these risks. Any failure to effectively implement our acquisition or strategic investment strategies could have a material adverse effect on our business, financial condition or results of operations.
Our investments are concentrated in technology-related industries, some of which are subject to extensive government regulation, which exposes us to the risk of significant loss if any of these industry sectors experiences a downturn.
A consequence of our investment strategy is that our investment returns will be materially and adversely affected if the companies or the industries we target perform poorly. Beyond the asset diversification requirements to which we will be subject as a RIC and the policy we have adopted to invest, under normal circumstances, at least 80% of the value of our assets in technology- related companies, we do not have fixed guidelines for diversification or limitations on the size of our investments in any one company and our investments could be concentrated in relatively few industries.
Our investments may be subject to extensive regulation by U.S. and foreign federal, state and/or local agencies. Changes in existing laws, rules or regulations, or judicial or administrative interpretations thereof, or new laws, rules or regulations could have an adverse impact on the business and industries of our portfolio companies. In addition, changes in government priorities or limitations on government resources could also adversely impact our portfolio companies. We are unable to predict whether any such changes in laws, rules or regulations will occur and, if they do occur, the impact of these changes on our portfolio companies and our investment returns.
Furthermore, if any of our portfolio companies were to fail to comply with applicable regulations, they could be subject to significant penalties and claims that could materially and adversely affect their operations. Our portfolio companies may be subject to the expense, delay and uncertainty of the regulatory approval process for their products and, even if approved, these products may not be accepted in the marketplace.
To the extent we invest in publicly traded companies, we may be unable to obtain financial covenants and other contractual rights, which subjects us to additional risks.
If we invest in instruments issued by publicly-held companies, we may be subject to risks that differ in type or degree from those involved with investments in privately-held companies. Such risks include, without

7
3

limitation, greater volatility in the valuation of such companies, increased obligations to disclose information regarding such companies, limitations on our ability to dispose of such instruments at certain times, increased likelihood of shareholder litigation against such companies’ board members and increased costs associated with each of the aforementioned risks. In addition, to the extent we invest in publicly traded debt instruments, we may not be able to obtain financial covenants or other contractual rights that we might otherwise be able to obtain when making privately-negotiated investments. We may not have the same access to information in connection with investments in public debt instruments that we would expect to have in connection with privately-negotiated investments. If we or our Adviser were deemed to have material, nonpublic information regarding the issuer of a publicly traded instrument in which we have invested, we may be limited in our ability to make new investments or sell existing investments in such issuer.
Our investments may be in portfolio companies that have limited operating histories and resources.
Our portfolio may include investments in companies that may have relatively limited operating histories. These companies may be particularly vulnerable to U.S. and foreign economic downturns may have more limited access to capital and higher funding costs, may have a weaker financial position and may need more capital to expand or compete. These businesses also may experience substantial variations in operating results. They may face intense competition, including from larger, more established companies with greater financial, technical and marketing resources. Furthermore, some of these companies do business in regulated industries and could be affected by changes in government regulation applicable to their given industry. Accordingly, these factors could impair their cash flow or result in other events, such as bankruptcy, which could limit their ability to repay their obligations to us, and may adversely affect the return on, or the recovery of, our investment in these companies. We cannot assure you that any of our investments in our portfolio companies will be successful. We may lose our entire investment in any or all of our portfolio companies.
A lack of IPO or merger and acquisition opportunities may cause companies to stay in our portfolio longer, leading to lower returns, unrealized depreciation, or realized losses.
A lack of IPO or merger and acquisition (“M&A”) opportunities for venture capital-backed companies could lead to companies staying longer in our portfolio as private entities still requiring funding. This situation may adversely affect the amount of available funding for early-stage companies in particular as, in general, venture-capital firms are being forced to provide additional financing to late-stage companies that cannot complete an IPO or M&A transaction. In the best case, such stagnation would dampen returns, and in the worst case, could lead to unrealized depreciation and realized losses as some companies run short of cash and have to accept lower valuations in private fundings or are not able to access additional capital at all. A lack of IPO or M&A opportunities for venture capital-backed companies can also cause some venture capital firms to change their strategies, leading some of them to reduce funding of their portfolio companies and making it more difficult for such companies to access capital and to fulfill their potential, which can result in unrealized depreciation and realized losses in such companies by other companies such as ourselves who are co-investors in such companies.
The inability of our portfolio companies to commercialize their technologies or create or develop commercially viable products or businesses would have a negative impact on our investment returns.
The possibility that our portfolio companies will not be able to commercialize their technology, products or business concepts presents significant risks to the value of our investments. Additionally, although some of our portfolio companies may already have a commercially successful product or product line when we invest, technology-related products and services often have a more limited market-or life-span than products in other industries. Thus, the ultimate success of these companies often depends on their ability to continually innovate, or raise additional capital, in increasingly competitive markets. Their inability to do so could affect our investment return. In addition, the intellectual property held by our portfolio companies often represents a substantial portion of the collateral, if any, securing our investments. We cannot assure you that any of our portfolio companies will successfully acquire or develop any new technologies, or that the intellectual property

7
4

the companies currently hold will remain viable. Even if our portfolio companies are able to develop commercially viable products, the market for new products and services is highly competitive and rapidly changing. Neither our portfolio companies nor we have any control over the pace of technology development. Commercial success is difficult to predict, and the marketing efforts of our portfolio companies may not be successful.
If our portfolio companies are unable to protect their intellectual property rights, or are required to devote significant resources to protecting their intellectual property rights, then our investments could be harmed.
Our success and competitive position depend in part upon the ability of our portfolio companies to obtain and maintain proprietary technology used in their products and services, which will often represent a significant portion of the collateral, if any, securing our investment. The portfolio companies will rely, in part, on patent, trade secret and trademark law to protect that technology, but competitors may misappropriate their intellectual property, and disputes as to ownership of intellectual property may arise. Portfolio companies may, from time to time, be required to institute litigation in order to enforce their patents, copyrights or other intellectual property rights, to protect their trade secrets, to determine the validity and scope of the proprietary rights of others or to defend against claims of infringement. Such litigation could result in substantial costs and diversion of resources.
Similarly, if a portfolio company is found to infringe upon or misappropriate a third party’s patent or other proprietary rights, that portfolio company could be required to pay damages to such third party, alter its own products or processes, obtain a license from the third party and/or cease activities utilizing such proprietary rights, including making or selling products utilizing such proprietary rights. Any of the foregoing events could negatively affect both the portfolio company’s ability to service our debt investment and the value of any related debt and equity securities that we own, as well as any collateral securing our investment.
Our relationship with certain portfolio companies may expose us to our portfolio companies’ trade secrets and confidential information which may require us to be parties to non-disclosure agreements and restrict us from engaging in certain transactions.
Our relationship with some of our portfolio companies may expose us to our portfolio companies’ trade secrets and confidential information (including transactional data and personal data about their employees and clients) that may require us to be parties to nondisclosure agreements and restrict us from engaging in certain transactions. Unauthorized access or disclosure of such information may occur, resulting in theft, loss or other misappropriation. Any theft, loss, improper use, such as insider trading or other misappropriation of confidential information could have a material adverse impact on our competitive positions, our relationship with our portfolio companies and our reputation and could subject us to regulatory inquiries, enforcement and fines, civil litigation and possible financial liability or costs.
Broadly syndicated loans, including “covenant-lite” loans, may expose us to different risks, including with respect to liquidity, price volatility, ability to restructure loans, credit risks and less protective loan documentation, than is the case with loans that contain financial maintenance covenants.
A significant number of high yield loans in the market, in particular the broadly syndicated loan market, may consist of “covenant-lite” loans. Generally, “covenant-lite” loans provide borrower companies more freedom to negatively impact lenders because their covenants are incurrence-based, which means they are only tested and can only be breached following an affirmative action of the borrower, rather than by a deterioration in the borrower’s financial condition. Ownership of “covenant-lite” loans may expose us to different risks, including with respect to liquidity, price volatility, ability to restructure loans, credit risks and less protective loan documentation, than is the case with loans that contain financial maintenance covenants.
Downgrades by rating agencies of broadly syndicated loans could adversely impact our financial performance.
Ratings agencies have recently undergone reviews of broadly syndicated loans in light of the COVID-19 pandemic’s adverse impact on the economic market. Such reviews have, in some cases, resulted in downgrades

7
5

of broadly syndicated loans. To the extent we invest in broadly syndicated loans, such downgrades could adversely impact our financial performance. The full extent of downgrades by ratings agencies of broadly syndicated loans is currently unknown, thereby resulting in a high degree of uncertainty.
We may be subject to risks associated with our investments in bank loans.
We intend to invest in bank loans and participations. These obligations are subject to unique risks, including:

•	the possible invalidation of an investment transaction as a fraudulent conveyance under relevant creditors’ rights laws,

•	so-called lender-liability claims by the issuer of the obligations,

•	environmental liabilities that may arise with respect to collateral securing the obligations, and

•	limitations on our ability to directly enforce its rights with respect to participations.
In addition, the illiquidity of bank loans may make it difficult for us to sell such investments to access capital if required. As a result, we could realize significantly less than the value at which we have recorded our investments if we were required to sell them for liquidity purposes. Compared to securities and to certain other types of financial assets, purchases and sales of loans take relatively longer to settle. This extended settlement process can (i) increase the counterparty credit risk borne by us; (ii) leave us unable to timely vote, or otherwise act with respect to, loans it has agreed to purchase; (iii) delay us from realizing the proceeds of a sale of a loan; (iv) inhibit our ability to re-sell a loan that it has agreed to purchase if conditions change (leaving us more exposed to price fluctuations); (v) prevent us from timely collecting principal and interest payments; and (vi) expose us to adverse tax or regulatory consequences. To the extent the extended loan settlement process gives rise to short-term liquidity needs, we may hold cash, sell investments or temporarily borrow from banks or other lenders.
In purchasing participations, we generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of set-off against the borrower, and we may not directly benefit from the collateral supporting the debt obligation in which we have purchased the participation. As a result, we will assume the credit risk of both the borrower and the institution selling the participation.
In analyzing each bank loan or participation, our Adviser compares the relative significance of the risks against the expected benefits of the investment. Successful claims by third parties arising from these and other risks will be borne by us.
If the assets securing the loans that we make decrease in value, then we may lack sufficient collateral to cover losses.
To attempt to mitigate credit risks, we intend to take a security interest in the available assets of our portfolio companies. There is no assurance that we will obtain sufficient collateral to cover losses or properly perfect our liens.
There is a risk that the collateral securing our loans may decrease in value over time, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of a portfolio company to raise additional capital. In some circumstances, our lien could be subordinated to claims of other creditors. Consequently, the fact that a loan is secured does not guarantee that we will receive principal and interest payments according to the loan’s terms, or that we will be able to collect on the loan should we be forced to enforce our remedies.
In addition, because we invest in technology-related companies, a substantial portion of the assets securing our investment may be in the form of intellectual property, if any, inventory and equipment and, to a lesser

7
6

extent, cash and accounts receivable. Intellectual property, if any, that is securing our loan could lose value if, among other things, the company’s rights to the intellectual property are challenged or if the company’s license to the intellectual property is revoked or expires, the technology fails to achieve its intended results or a new technology makes the intellectual property functionally obsolete. Inventory may not be adequate to secure our loan if our valuation of the inventory at the time that we made the loan was not accurate or if there is a reduction in the demand for the inventory.
Similarly, any equipment securing our loan may not provide us with the anticipated security if there are changes in technology or advances in new equipment that render the particular equipment obsolete or of limited value, or if the company fails to adequately maintain or repair the equipment. Any one or more of the preceding factors could materially impair our ability to recover earned interest and principal in a foreclosure.
We may suffer a loss if a portfolio company defaults on a loan and the underlying collateral is not sufficient.
In the event of a default by a portfolio company on a secured loan, we will only have recourse to the assets collateralizing the loan. If the underlying collateral value is less than the loan amount, we will suffer a loss. In addition, we may make loans that are unsecured, which are subject to the risk that other lenders may be directly secured by the assets of the portfolio company. In the event of a default, those collateralized lenders would have priority over us with respect to the proceeds of a sale of the underlying assets. In cases described above, we may lack control over the underlying asset collateralizing our loan or the underlying assets of the portfolio company prior to a default, and as a result the value of the collateral may be reduced by acts or omissions by owners or managers of the assets.
In the event of bankruptcy of a portfolio company, we may not have full recourse to its assets in order to satisfy our loan, or our loan may be subject to “equitable subordination.” This means that depending on the facts and circumstances, including the extent to which we actually provided significant “managerial assistance,” if any, to that portfolio company, a bankruptcy court might re-characterize our debt holding and subordinate all or a portion of our claim to that of other creditors. In addition, certain of our loans are subordinate to other debt of the portfolio company. If a portfolio company defaults on our loan or on debt senior to our loan, or in the event of a portfolio company bankruptcy, our loan will be satisfied only after the senior debt receives payment. Where debt senior to our loan exists, the presence of intercreditor arrangements may limit our ability to amend our loan documents, assign our loans, accept prepayments, exercise our remedies (through “standstill” periods) and control decisions made in bankruptcy proceedings relating to the portfolio company. Bankruptcy and portfolio company litigation can significantly increase collection losses and the time needed for us to acquire the underlying collateral in the event of a default, during which time the collateral may decline in value, causing us to suffer losses.
Borrowers of broadly syndicated loans may be permitted to designate unrestricted subsidiaries under the terms of their financing agreements, which would exclude such unrestricted subsidiaries from restrictive covenants under the financing agreement with the borrower. Without restriction under the financing agreement, the borrower could take various actions with respect to the unrestricted subsidiary including, among other things, incur debt, grant security on its assets, sell assets, pay dividends or distribute shares of the unrestricted subsidiary to the borrower’s shareholders. Any of these actions could increase the amount of leverage that the borrower is able to incur and increase the risk involved in our investments in broadly syndicated loans accordingly.
If the value of collateral underlying our loan declines or interest rates increase during the term of our loan, a portfolio company may not be able to obtain the necessary funds to repay our loan at maturity through refinancing. Decreasing collateral value and/or increasing interest rates may hinder a portfolio company’s ability to refinance our loan because the underlying collateral cannot satisfy the debt service coverage requirements necessary to obtain new financing. If a borrower is unable to repay our loan at maturity, we could suffer a loss which may adversely impact our financial performance.

7
7

We may not realize any income or gains from our equity investments.
We have invested in and may continue to invest in equity-related securities, including common equity, warrants, preferred stock and convertible preferred securities. These equity interests we acquire may not appreciate in value and, in fact, may decline in value if the company fails to perform financially or achieve its growth objectives. We will generally have little, if any, control over the timing of any gains we may realize from our equity investments since these securities may have restrictions on their transfer or may not have an active trading market.
Equity investments also have experienced significantly more volatility in their returns and may under-perform relative to fixed income securities during certain periods. An adverse event, such as an unfavorable earnings report, may depress the value. Also, prices of equity investments are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stock investments to which we have exposure. Equity prices fluctuate for several reasons including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.
Although we expect to receive current income in the form of dividend payments on any convertible preferred equity investments, a substantial portion of the gains we expect to receive from our investments in such securities will likely be from the capital gains generated from the sale of our equity investments upon conversion of our convertible securities, the timing of which we cannot predict and we cannot guarantee that such sale will happen at all. We do not expect to generate capital gains from the sale of our portfolio investments on a level or uniform basis from quarter to quarter. In addition, any convertible preferred stock instruments will generally provide for conversion upon the portfolio companies’ achievement of certain milestone events, including a qualified public offering and/or a senior exchange listing for their common stock. However, there can be no assurance that our portfolio companies will obtain either a junior or senior exchange listing or, even if a listing is obtained, that an active trading market will ever develop in the common stock of our publicly traded portfolio companies. In addition, even if our portfolio companies obtain an exchange listing, we may be subject to lock-up provisions that prohibit us from selling our investments into the public market for specified periods of time after such listing. As a result, the market price of securities that we hold may decline substantially before we are able to sell these securities following an exchange listing.
Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience. Furthermore, due to the expected growth of our portfolio companies, we do not generally expect to receive dividend income from our common stock investments. In the case of cumulative preferred stock, there is no assurance that any dividends will ever be paid by a portfolio company. Dividends to any equity holders may be suspended or cancelled at any time.
Investments in equity securities can carry additional risks and may have other characteristics that require investments to be made indirectly through blocker entities or otherwise. In addition, if an issuer of equity securities in which we have invested sells additional shares of its equity securities, our interest in the issuer may be diluted and the value of our investment could decrease. For the foregoing reasons, investments in equity securities can be highly speculative and carry a substantial risk of loss of investment.
The credit ratings of certain of our investments may not be indicative of the actual credit risk of such rated instruments.
Rating agencies rate debt securities based upon their assessment of the likelihood of the receipt of principal and interest payments. Rating agencies do not consider the risks of fluctuations in market value or other factors that may influence the value of debt securities. Therefore, the credit rating assigned to a particular instrument

7
8

may not fully reflect the true risks of an investment in such instrument. Credit rating agencies may change their methods of evaluating credit risk and determining ratings. These changes may occur quickly and often. While we may give some consideration to ratings, ratings may not be indicative of the actual credit risk of our investments in rated instruments.
Prepayments of our debt investments by our portfolio companies could adversely impact our results of operations and reduce our return on equity.
We are subject to the risk that the investments we make in our portfolio companies may be repaid prior to maturity. When this occurs, we will generally reinvest these proceeds in temporary investments, pending their future investment in new portfolio companies. These temporary investments will typically have substantially lower yields than the debt being prepaid and we could experience significant delays in reinvesting these amounts. Any future investment in a new portfolio company may also be at lower yields than the debt that was repaid. As a result, our results of operations could be materially adversely affected if one or more of our portfolio companies elect to prepay amounts owed to us. Additionally, prepayments, net of prepayment fees, could negatively impact our return on equity. This risk will be more acute when interest rates decrease, as we may be unable to reinvest at rates as favorable as when we made our initial investment.
A redemption of convertible securities held by us could have an adverse effect on our ability to achieve our investment objective.
A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by us is called for redemption, we will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on our ability to achieve our investment objective.
To the extent original issue discount (OID) and payment-in-kind (PIK) interest income constitute a portion of our income, we will be exposed to risks associated with the deferred receipt of cash representing such income.
Our investments may include OID and PIK instruments. To the extent OID and PIK constitute a portion of our income, we will be exposed to risks associated with such income being required to be included in income for financial reporting purposes in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) and taxable income prior to receipt of cash, including the following:

•	Original issue discount instruments may have unreliable valuations because the accruals require judgments about collectability or deferred payments and the value of any associated collateral;

•
Original issue discount instruments may create heightened credit risks because the inducement to the borrower to accept higher interest rates in exchange for the deferral of cash payments typically represents, to some extent, speculation on the part of the borrower;

•
For U.S. GAAP purposes, cash distributions to shareholders that include a component of OID income do not come from paid-in capital, although they may be paid from the offering proceeds. Thus, although a distribution of OID income may come from the cash invested by the shareholders, the 1940 Act does not require that shareholders be given notice of this fact;

•
The presence of OID and PIK creates the risk of non-refundable cash payments to our Adviser in the form of incentive fees on income based on non-cash OID and PIK accruals that may never be realized; and

•
In the case of PIK, “toggle” debt, which gives the issuer the option to defer an interest payment in exchange for an increased interest rate in the future, the PIK election has the simultaneous effect of increasing the investment income, thus increasing the potential for realizing incentive fees.

7
9

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.
Our strategy focuses on investing primarily in the debt of privately owned U.S. companies in a broad range of technology-related industries with a focus on originated transactions sourced through the networks of our Adviser. Our portfolio companies may have, or may be permitted to incur, other debt that ranks equally with, or senior to, the debt in which we invest. By their terms, such debt instruments may entitle the holders to receive payment of interest or principal on or before the dates on which we are entitled to receive payments with respect to the debt instruments in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, any holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution. After repaying such senior creditors, such portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with debt instruments in which we invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company and our portfolio company may not have sufficient assets to pay all equally ranking credit even if we hold senior, first-lien debt.
If we cannot obtain debt financing or equity capital on acceptable terms, our ability to acquire investments and to expand our operations will be adversely affected.
The net proceeds from the sale of our shares will be used for our investment opportunities, and, if necessary, the payment of operating expenses and the payment of various fees and expenses such as base management fees, incentive fees, other fees and distributions. Any working capital reserves we maintain may not be sufficient for investment purposes, and we may require additional debt financing or equity capital to operate. We are generally required to distribute at least 90% of our net ordinary income and net short-term capital gains in excess of net long-term capital losses, if any, to our shareholders to maintain our tax treatment as a RIC. Accordingly, in the event that we need additional capital in the future for investments or for any other reason we may need to access the capital markets periodically to issue debt or equity securities or borrow from financial institutions in order to obtain such additional capital. These sources of funding may not be available to us due to unfavorable economic conditions, which could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. Consequently, if we cannot obtain further debt or equity financing on acceptable terms, our ability to acquire additional investments and to expand our operations will be adversely affected. As a result, we would be less able to diversify our portfolio and achieve our investment objective, which may negatively impact our results of operations and reduce our ability to make distributions to our shareholders.
Defaults by our portfolio companies could jeopardize a portfolio company’s ability to meet its obligations under the debt or equity investments that we hold which could harm our operating results.
A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its debt financing and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize a portfolio company’s ability to meet its obligations under the debt or equity investments that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting portfolio company. In addition, some of the loans in which we may invest may be “covenant-lite” loans. We use the term “covenant-lite” loans to refer generally to loans that do not have a complete set of financial maintenance covenants. Generally, “covenant-lite” loans provide borrower companies more freedom to negatively impact lenders because their covenants are incurrence-based, which means they are only tested and can only be breached following an affirmative action of the borrower, rather than by a deterioration in the borrower’s financial condition. Accordingly, to the extent we invest in “covenant-lite” loans, we may have fewer rights against a borrower and may have a greater risk of loss on such investments as compared to investments in or exposure to loans with financial maintenance covenants.

8
0

As part of our lending activities, we may in certain opportunistic circumstances originate loans to companies that are experiencing significant financial or business difficulties, including companies involved in bankruptcy or other reorganization and liquidation proceedings. Any such investment would involve a substantial degree of risk. In any reorganization or liquidation proceeding relating to a company that we fund, we may lose all or part of the amounts advanced to the borrower or may be required to accept collateral with a value less than the amount of the loan advanced by us to the borrower.
Subordinated liens on collateral securing debt investments that we may make to portfolio companies may be subject to control by senior creditors with first priority liens. If there is a default, the value of the collateral may not be sufficient to repay in full both the first priority creditors and us.
Certain debt investments that we will make in portfolio companies will be secured on a second priority lien basis by the same collateral securing senior debt of such companies. We also make debt investments in portfolio companies secured on a first priority basis. The first priority liens on the collateral will secure the portfolio company’s obligations under any outstanding senior debt and may secure certain other future debt that may be permitted to be incurred by the portfolio company under the agreements governing the debt. In the event of a default, the holders of obligations secured by the first priority liens on the collateral will generally control the liquidation of and be entitled to receive proceeds from any realization of the collateral to repay their obligations in full before us. In addition, the value of the collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from the sale or sales of all of the collateral would be sufficient to satisfy the debt obligations secured by the first priority or second priority liens after payment in full of all obligations secured by the first priority liens on the collateral. If such proceeds are not sufficient to repay amounts outstanding under the debt obligations secured by the first priority or second priority liens, then we, to the extent not repaid from the proceeds of the sale of the collateral, will only have an unsecured claim against the portfolio company’s remaining assets, if any.
We may also make unsecured debt investments in portfolio companies, meaning that such investments will not benefit from any interest in collateral of such companies. Liens on any such portfolio company’s collateral, if any, will secure the portfolio company’s obligations under its outstanding secured debt and may secure certain future debt that is permitted to be incurred by the portfolio company under its secured debt agreements. The holders of obligations secured by such liens will generally control the liquidation of, and be entitled to receive proceeds from, any realization of such collateral to repay their obligations in full before us. In addition, the value of such collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from sales of such collateral would be sufficient to satisfy our unsecured debt obligations after payment in full of all secured debt obligations. If such proceeds were not sufficient to repay the outstanding secured debt obligations, then our unsecured claims would rank equally with the unpaid portion of such secured creditors’ claims against the portfolio company’s remaining assets, if any.
The rights we may have with respect to the collateral securing the debt investments we make in our portfolio companies with senior debt outstanding may also be limited pursuant to the terms of one or more inter-creditor agreements that we enter into with the holders of senior debt. Under such an inter-creditor agreement, at any time obligations that have the benefit of the first priority liens are outstanding, any of the following actions that may be taken in respect of the collateral will be at the direction of the holders of the obligations secured by the first priority liens: the ability to cause the commencement of enforcement proceedings against the collateral; the ability to control the conduct of such proceedings; the approval of amendments to collateral documents; releases of liens on the collateral; and waivers of past defaults under collateral documents. We may not have the ability to control or direct such actions, even if our rights are adversely affected.

8
1

Certain of our investments may be adversely affected by laws relating to fraudulent conveyance or voidable preferences.
Certain of our investments could be subject to federal bankruptcy law and state fraudulent transfer laws, which vary from state to state, if the debt obligations relating to certain investments were issued with the intent of hindering, delaying or defrauding creditors or, in certain circumstances, if the issuer receives less than reasonably equivalent value or fair consideration in return for issuing such debt obligations. If the debt proceeds are used for a buyout of shareholders, this risk is greater than if the debt proceeds are used for day-to-day operations or organic growth. If a court were to find that the issuance of the debt obligations was a fraudulent transfer or conveyance, the court could void or otherwise refuse to recognize the payment obligations under the debt obligations or the collateral supporting such obligations, further subordinate the debt obligations or the liens supporting such obligations to other existing and future indebtedness of the issuer or require us to repay any amounts received by us with respect to the debt obligations or collateral. In the event of a finding that a fraudulent transfer or conveyance occurred, we may not receive any repayment on such debt obligations.
Under certain circumstances, payments to us and distributions by us to our shareholders may be reclaimed if any such payment or distribution is later determined to have been a fraudulent conveyance, preferential payment or similar transaction under applicable bankruptcy and insolvency laws. Furthermore, investments in restructurings may be adversely affected by statutes relating to, among other things, fraudulent conveyances, voidable preferences, lender liability and the court’s discretionary power to disallow, subordinate or disenfranchise particular claims or re-characterize investments made in the form of debt as equity contributions.
There may be circumstances where our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.
Although we intend to structure certain of our investments as senior debt, if one of our portfolio companies were to go bankrupt, depending on the facts and circumstances, including the extent to which we provided managerial assistance to that portfolio company or a representative of us or our Adviser sat on the board of directors of such portfolio company, a bankruptcy court might re-characterize our debt investment and subordinate all or a portion of our claim to that of other creditors. In situations where a bankruptcy carries a high degree of political significance, our legal rights may be subordinated to other creditors.
In addition, a number of U.S. judicial decisions have upheld judgments obtained by borrowers against lending institutions on the basis of various evolving legal theories, collectively termed “lender liability.” Generally, lender liability is founded on the premise that a lender has violated a duty (whether implied or contractual) of good faith, commercial reasonableness and fair dealing, or a similar duty owed to the borrower or has assumed an excessive degree of control over the borrower resulting in the creation of a fiduciary duty owed to the borrower or its other creditors or shareholders. Because of the nature of our investments in portfolio companies (including that, as a BDC, we may be required to provide managerial assistance to those portfolio companies if they so request upon our offer), we may be subject to allegations of lender liability.
We generally will not control the business operations of our portfolio companies and, due to the illiquid nature of our holdings in our portfolio companies, we may not be able to dispose of our interests in our portfolio companies.
We do not currently, and do not expect in the future to control most of our portfolio companies, although we may have board representation or board observation rights, and our debt agreements may impose certain restrictive covenants on our borrowers. As a result, we are subject to the risk that a portfolio company in which we expect to invest may make business decisions with which we disagree and the management of such company, as representatives of the holders of their common equity, may take risks or otherwise act in ways that do not serve our interests as a debt investor. Due to the lack of liquidity for our investments in private companies, we may not be able to dispose of our interests in our portfolio companies as readily as we would like or at a

8
2

favorable value. As a result, a portfolio company may make decisions that could decrease the value of our portfolio holdings.
We are, and will continue to be, exposed to risks associated with changes in interest rates.
Because we borrow money to make investments, our net investment income will depend, in part, upon the difference between the rate at which we borrow funds and the rate at which we invest those funds. As a result, we can offer no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income.
A reduction in the interest rates on new investments relative to interest rates on current investments could have an adverse impact on our net investment income. However, an increase in interest rates could decrease the value of any investments we hold which earn fixed interest rates and also could increase our interest expense, thereby decreasing our net income. Also, an increase in interest rates available to investors could make an investment in our common stock less attractive if we are not able to increase our dividend rate, which could reduce the value of our common stock. Further, rising interest rates could also adversely affect our performance if such increases cause our borrowing costs to rise at a rate in excess of the rate that our investments yield.
Many of our debt investments are based on floating interest rates, such as SOFR, SONIA, LIBOR, the Euro Interbank Offered Rate (“EURIBOR”), the Federal Funds Rate or the Prime Rate, that reset on a periodic basis, and that many of our investments will be subject to interest rate floors. A reduction in the interest rates on new investments relative to interest rates on current investments could have an adverse impact on our net investment income, which also could be negatively impacted by our borrowers making prepayments on their loans. On the other hand, an increase in interest rates could increase the interest repayment obligations of our borrowers and result in challenges to their financial performance and ability to repay their obligations. In addition, our cost of funds likely will increase because the interest rates on the majority of amounts we may borrow are likely to be floating, which could reduce our net investment income to the extent any debt investments have fixed interest rates, and the interest rate on investments with an interest rate floor will not increase until interest rates exceed the applicable floor.
Trading prices for debt that pays a fixed rate of return tend to fall as interest rates rise. Trading prices tend to fluctuate more for fixed-rate securities that have longer maturities. Moreover, an increase in interest rates available to investors could make investment in our common stock less attractive if we are not able to increase our dividend rate, which could reduce the value of our common stock. U.S. Federal Reserve policy, including with respect to certain interest rates and the decision to end its quantitative easing policy, may also adversely affect the value, volatility and liquidity of dividend- and interest-paying securities. In an effort to combat inflation, the Federal Reserve increased the federal funds rate in 2022 and is widely expected to further increase the federal funds rate in 2023. Market volatility, rising interest rates, uncertainty around interest rates and/or a return to unfavorable economic conditions could adversely affect our business.
We may enter into certain hedging transactions, such as interest rate swap agreements, in an effort to mitigate our exposure to adverse fluctuations in interest rates and we may increase our floating rate investments to position the portfolio for rate increases. However, we cannot assure you that such transactions will be successful in mitigating our exposure to interest rate risk or if we will enter into such interest rate hedges. Hedging transactions may also limit our ability to participate in the benefits of lower interest rates with respect to our portfolio investments.
We do not have a policy governing the maturities of our investments. This means that we are subject to greater risk (other things being equal) than a fund invested solely in shorter-term securities. A decline in the prices of the debt we own could adversely affect our net asset value. Also, an increase in interest rates available to investors could make an investment in our common stock less attractive if we are not able to increase our dividend rate.

8
3

In periods of rising interest rates, to the extent we borrow money subject to a floating interest rate, our cost of funds would increase, which could reduce our net investment income. Further, rising interest rates could also adversely affect our performance if we hold investments with floating interest rates, subject to specified minimum interest rates (such as a SOFR floor), while at the same time engaging in borrowings subject to floating interest rates not subject to such minimums. In such a scenario, rising interest rates may increase our interest expense, even though our interest income from investments is not increasing in a corresponding manner as a result of such minimum interest rates.
If general interest rates rise, there is a risk that the portfolio companies in which we hold floating rate securities will be unable to pay escalating interest amounts, which could result in a default under their loan documents with us. Rising interest rates could also cause portfolio companies to shift cash from other productive uses to the payment of interest, which may have a material adverse effect on their business and operations and could, over time, lead to increased defaults. In addition, rising interest rates may increase pressure on us to provide fixed rate loans to our portfolio companies, which could adversely affect our net investment income, as increases in our cost of borrowed funds would not be accompanied by increased interest income from such fixed-rate investments.
To the extent that we make floating rate debt investments, a rise in the general level of interest rates would lead to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates may result in an increase in the amount of the Incentive Fee payable to our Adviser.
General interest rate fluctuations may have a substantial negative impact on our investments and investment opportunities and, accordingly, may have a material adverse effect on our ability to achieve our investment objective and the rate of return on invested capital. Because we may borrow money to make investments, our net investment income will depend, in part, upon the difference between the rate at which we borrow funds and the rate at which we invest these funds. As a result, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income.
International investments create additional risks.
We may make investments in portfolio companies that are domiciled outside of the United States. Our investments in foreign portfolio companies are deemed “non-qualifying assets”, which means that, as required by the 1940 Act, such investments, along with other investments in non-qualifying assets, may not constitute more than 30% of our total assets at the time of our acquisition of any such asset, after giving effect to the acquisition. Notwithstanding the limitation on our ownership of foreign portfolio companies, such investments subject us to many of the same risks as our domestic investments, as well as certain additional risks, including the following:

•
foreign governmental laws, rules and policies, including those relating to taxation and bankruptcy and restricting the ownership of assets in the foreign country or the repatriation of profits from the foreign country to the United States and any adverse changes in these laws;

•	foreign currency devaluations that reduce the value of and returns on our foreign investments;

•	adverse changes in the availability, cost and terms of investments due to the varying economic policies of a foreign country in which we invest;

•	adverse changes in tax rates, the tax treatment of transaction structures and other changes in operating expenses of a particular foreign country in which we invest;

•
the assessment of foreign-country taxes (including withholding taxes, transfer taxes and value added taxes, any or all of which could be significant) on income or gains from our investments in the foreign country;

•	changes that adversely affect the social, political and/or economic stability of a foreign country in which we invest;

8
4

•	high inflation in the foreign countries in which we invest, which could increase the costs to us of investing in those countries;

•
deflationary periods in the foreign countries in which we invest, which could reduce demand for our assets in those countries and diminish the value of such investments and the related investment returns to us; and

•	legal and logistical barriers in the foreign countries in which we invest that materially and adversely limit our ability to enforce our contractual rights with respect to those investments.
In addition, we may make investments in countries whose governments or economies may prove unstable. Certain of the countries in which we may invest may have political, economic and legal systems that are unpredictable, unreliable or otherwise inadequate with respect to the implementation, interpretation and enforcement of laws protecting asset ownership and economic interests. In some of the countries in which we may invest, there may be a risk of nationalization, expropriation or confiscatory taxation, which may have an adverse effect on our portfolio companies in those countries and the rates of return that we are able to achieve on such investments. We may also lose the total value of any investment which is nationalized, expropriated or confiscated. The financial results and investment opportunities available to us, particularly in developing countries and emerging markets, may be materially and adversely affected by any or all of these political, economic and legal risks.
We may expose ourselves to risks if we engage in hedging transactions.
We may enter into hedging transactions, which may expose us to risks associated with such transactions. We may seek to utilize instruments such as forward contracts, currency options and interest rate swaps, caps, collars and floors to seek to hedge against fluctuations in the relative values of our portfolio positions from changes in currency exchange rates and market interest rates and the relative value of certain debt securities from changes in market interest rates. Use of these hedging instruments may include counter-party credit risk. To the extent we have non-U.S. investments, particularly investments denominated in non-U.S. currencies, our hedging costs will increase.
Hedging against a decline in the values of our portfolio positions would not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of such positions were to decline. However, such hedging can establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transactions may also limit the opportunity for gain if the values of the underlying portfolio positions were to increase. It also may not be possible to hedge against an exchange rate or interest rate fluctuation that is so generally anticipated that we are not able to enter into a hedging transaction at an acceptable price.
The success of our hedging strategy, if any, will depend on our ability to correctly identify appropriate exposures for hedging. Unanticipated changes in currency exchange rates or other exposures that we might hedge may result in poorer overall investment performance than if we had not engaged in any such hedging transactions. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged may vary, as may the time period in which the hedge is effective relative to the time period of the related exposure. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. If restrictions on exercise were imposed, we might be unable to exercise an option we had purchased. If we were unable to close out an option that we had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless.
For a variety of reasons, we may not seek to (or be able to) establish a perfect correlation between such hedging instruments and the positions being hedged. Any such imperfect correlation may prevent us from

8
5

achieving the intended hedge and expose us to risk of loss. In addition, it may not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies because the value of those securities is likely to fluctuate as a result of factors not related to currency fluctuations. Income derived from hedging transactions also is not eligible to be distributed to non-U.S. shareholders free from withholding taxes. Changes to the regulations applicable to the financial instruments we use to accomplish our hedging strategy could affect the effectiveness of that strategy. See “—
The market structure applicable to derivatives imposed by the Dodd-Frank Act, the U.S. Commodity Futures Trading Commission (“CFTC”) and the SEC may affect our ability to use over-the-counter (“OTC”) derivatives for hedging purposes” and “We are, and will continue to be, exposed to risks associated with changes in interest rates.”
The market structure applicable to derivatives imposed by the Dodd-Frank Act, the U.S. Commodity Futures Trading Commission (“CFTC”) and the SEC may affect our ability to use over-the-counter (“OTC”) derivatives for hedging purposes.
The Dodd-Frank Act and the CFTC enacted and the SEC has issued rules to implement, broad new regulatory and structural requirements applicable to OTC derivatives markets and, to a lesser extent, listed commodity futures (and futures options) markets. Similar changes are in the process of being implemented in other major financial markets.
The CFTC and the SEC have issued final rules establishing that certain swap transactions are subject to CFTC regulation. Engaging in such swap or other commodity interest transactions such as futures contracts or options on futures contracts may cause us to fall within the definition of “commodity pool” under the Commodity Exchange Act and related CFTC regulations. Our Adviser has claimed relief from CFTC registration and regulation as a commodity pool operator with respect to our operations, with the result that we are limited in our ability to use futures contracts or options on futures contracts or engage in swap transactions. Specifically, we are subject to strict limitations on using such derivatives other than for hedging purposes, whereby the use of derivatives not used solely for hedging purposes is generally limited to situations where (i) the aggregate initial margin and premiums required to establish such positions does not exceed five percent of the liquidation value of our portfolio, after taking into account unrealized profits and unrealized losses on any such contracts we have entered into; or (ii) the aggregate net notional value of such derivatives does not exceed 100% of the liquidation value of our portfolio.
The Dodd-Frank Act also imposed requirements relating to real-time public and regulatory reporting of OTC derivative transactions, enhanced documentation requirements, position limits on an expanded array of derivatives, and recordkeeping requirements. Taken as a whole, these changes could significantly increase the cost of using uncleared OTC derivatives to hedge risks, including interest rate and foreign exchange risk; reduce the level of exposure we are able to obtain for risk management purposes through OTC derivatives (including as the result of the CFTC imposing position limits on additional products); reduce the amounts available to us to make non-derivatives investments; impair liquidity in certain OTC derivatives; and adversely affect the quality of execution pricing obtained by us, all of which could adversely impact our investment returns.
Our ability to enter into transactions involving derivatives and financial commitment transactions may be limited.
In October 2020, the SEC adopted Rule 18f-4, which requires a BDC (or a registered investment company) that uses derivatives to, among other things, comply with a value-at-risk leverage limit, adopt a derivatives risk management program and implement certain testing and board reporting requirements. Rule 18f-4 exempts BDCs that qualify as “limited derivatives users” from the aforementioned requirements, provided that these BDCs adopt written policies and procedures that are reasonably designed to manage the BDC’s derivatives risks and comply with certain recordkeeping requirements. Under Rule 18f-4, a BDC may enter into an unfunded commitment agreement that is not a derivatives transaction, such as an agreement to provide financing to a

8
6

portfolio company, if the BDC has, among other things, a reasonable belief, at the time it enters into such an agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all of its unfunded commitment agreements, in each case as it becomes due. Collectively, these requirements may limit our ability to use derivatives and/or enter into certain other financial contracts.
We may enter into total return swaps that would expose us to certain risks, including market risk, liquidity risk and other risks similar to those associated with the use of leverage.
A total return swap is a contract in which one party agrees to make periodic payments to another party based on the change in the market value of the assets underlying the total return swap, which may include a specified security or loan, basket of securities or loans or securities or loan indices during the specified period, in return for periodic payments based on a fixed or variable interest rate. A total return swap is typically used to obtain exposure to a security, loan or market without owning or taking physical custody of such security or loan or investing directly in such market. A total return swap may effectively add leverage to our portfolio because, in addition to our total net assets, we would be subject to investment exposure on the amount of securities or loans subject to the total return swap. A total return swap is also subject to the risk that a counterparty will default on its payment obligations thereunder or that we will not be able to meet our obligations to the counterparty. In addition, because a total return swap is a form of synthetic leverage, such arrangements are subject to risks similar to those associated with the use of leverage.
Our investment strategy focuses on technology-related companies, which are subject to many risks, including volatility, intense competition, shortened product life cycles, changes in regulatory and governmental programs and periodic downturns, and you could lose all or part of your investment.
We have adopted a policy to invest, under normal circumstances, at least 80% of the value of our assets in technology-related companies, many of which may have narrow product lines and small market shares, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as to general economic downturns. The revenues, income (or losses), and valuations of technology-related companies can and often do fluctuate suddenly and dramatically. In addition, technology-related industries are generally characterized by abrupt business cycles and intense competition. Overcapacity in technology-related industries, together with cyclical economic downturns, may result in substantial decreases in the market capitalization of many technology-related companies. Such decreases in market capitalization may occur again, and any future decreases in technology-related company valuations may be substantial and may not be temporary in nature. Therefore, our portfolio companies may face considerably more risk of loss than do companies in other industry sectors.
Because of rapid technological change, the average selling prices of products and some services provided by technology-related companies have historically decreased over their productive lives. As a result, the average selling prices of products and services offered by technology-related companies may decrease over time, which could adversely affect their operating results, their ability to meet obligations under their debt securities and the value of their equity securities. This could, in turn, materially adversely affect our business, financial condition and results of operations.
A natural disaster may also impact the operations of our portfolio companies, including the technology companies in our portfolio. The nature and level of natural disasters cannot be predicted and may be exacerbated by global climate change. Technology companies rely on items assembled or produced in areas susceptible to natural disasters, and may sell finished goods into markets susceptible to natural disasters. A major disaster, such as an earthquake, tsunami, flood or other catastrophic event could result in disruption to the business and operations of the technology companies in our portfolio.
We may invest in technology-related companies that are reliant on U.S. and foreign regulatory and governmental programs. Any material changes or discontinuation, due to change in administration or U.S.

8
7

Congress or otherwise could have a material adverse effect on the operations of a portfolio company in these industries and, in turn, impair our ability to timely collect principal and interest payments owed to us to the extent applicable.
As of September 30, 2023, our investments in systems software and application software represented 18.5% and 15.9% of our portfolio at fair value, respectively. Our investments in these industries are subject to substantial risks, including, but not limited to, the risk that the laws and regulations governing these industries and, and interpretations thereof, may change frequently, the risk of defending against litigation claims based on allegations of infringement or other violations of intellectual property, the risk that portfolio companies may be unable to attract and retain qualified skilled IT personnel and software developers, the risk that rapid technological change, evolving industry standards and practices, and changing customer needs may negatively affect our portfolio companies and sensitivity to general economic conditions and cyclical demand.
As of September 30, 2023, our investments in healthcare technology represented 11.7% of our portfolio at fair value. Our investments in healthcare technology are subject to substantial risks, including, but not limited to, the risk that the laws and regulations governing the business of health care companies, and interpretations thereof, may change frequently. Current or future laws and regulations could force our portfolio companies engaged in health care, to change their policies related to how they operate, restrict revenue, change costs, change reserve levels and change business practices.
Our investments in life sciences-related companies may be subject to extensive government regulation, litigation risk and certain other risks particular to that industry.
We may invest in life sciences-related that may be subject to extensive regulation by U.S. federal, state and other foreign agencies. If any of these portfolio companies fail to comply with applicable regulations, they could be subject to significant penalties and claims that could materially and adversely affect their operations. Portfolio companies that produce medical devices or drugs are subject to the expense, delay and uncertainty of the regulatory approval process for their products and, even if approved, these products may not be accepted in the marketplace. In addition, governmental budgetary constraints effecting the regulatory approval process, new laws, regulations or judicial interpretations of existing laws and regulations might adversely affect a portfolio company in this industry.
Life sciences-related portfolio companies may also have a limited number of suppliers of necessary components or a limited number of manufacturers for their products, and therefore face a risk of disruption to their manufacturing process if they are unable to find alternative suppliers when needed. Any of these factors could materially and adversely affect the operations of a life sciences-related portfolio company and, in turn, impair our ability to timely collect principal and interest payments owed to us.
Our portfolio may be focused on a limited number of portfolio companies or industries, which will subject us to a risk of significant loss if any of these companies defaults on its obligations under any of its debt instruments or if there is a downturn in a particular industry.
Beyond the asset diversification requirements associated with our qualification as a RIC for U.S. federal income tax purposes, we do not have fixed guidelines for diversification. While we are not targeting any specific industries, our investments may be focused on relatively few industries. As a result, the aggregate returns we realize may be significantly adversely affected if a small number of investments perform poorly or if we need to write down the value of any one investment. Additionally, a downturn in any particular industry in which we are invested could significantly affect our aggregate returns. Further, any industry in which we are meaningfully concentrated at any given time could be subject to significant risks that could adversely impact our aggregate returns.

8
8

We may be subject to risks associated with our investments in the software industry.
Portfolio companies in the software industry are subject to a number of risks. The revenue, income (or losses) and valuations of software and other technology-related companies can and often do fluctuate suddenly and dramatically. In addition, because of rapid technological change, the average selling prices of software products have historically decreased over their productive lives. As a result, the average selling prices of software offered by our portfolio companies may decrease over time, which could adversely affect their operating results and, correspondingly, the value of any securities that we may hold. Additionally, companies operating in the software industry are subject to vigorous competition, changing technology, changing client and end-consumer needs, evolving industry standards and frequent introductions of new products and services. Our portfolio companies in the software industry may compete with other companies that operate in the global, regional and local software industries, and those competitors may be engaged in a greater range of businesses, have a larger installed base of customers for their existing products and services or have greater financial, technical, sales or other resources than our portfolio companies do. Our portfolio companies may lose market share if their competitors introduce or acquire new products that compete with their software and related services or add new features to their products. Any of this could, in turn, materially adversely affect our business, financial condition and results of operations.
We cannot guarantee that we will be able to obtain various required licenses in U.S. states or in any other jurisdiction where they may be required in the future.
We are required to have and may be required in the future to obtain various state licenses to, among other things, originate commercial loans, and may be required to obtain similar licenses from other authorities, including outside of the United States, in the future in connection with one or more investments. Applying for and obtaining required licenses can be costly and take several months. We cannot assure you that we will maintain or obtain all of the licenses that we need on a timely basis. We also are and will be subject to various information and other requirements to maintain and obtain these licenses, and we cannot assure you that we will satisfy those requirements. Our failure to maintain or obtain licenses that we require, now or in the future, might restrict investment options and have other adverse consequences.
An investment strategy focused primarily on privately held companies presents certain challenges, including the lack of available information about these companies.
We invest primarily in privately held companies. Investments in private companies pose certain incremental risks as compared to investments in public companies including that they:

•	have reduced access to the capital markets, resulting in diminished capital resources and ability to withstand financial distress;

•
may have limited financial resources and may be unable to meet their obligations under their debt obligations that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of our realizing any guarantees we may have obtained in connection with our investment;

•
may have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and changing market conditions, as well as general economic downturns;

•
are more likely to depend on the management talents and efforts of a small group of persons and, therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on the company and, in turn, on us; and

•
generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position.

8
9

In addition, investments in private companies tend to be less liquid. The securities of private companies are not publicly traded or actively traded on the secondary market and are, instead, traded on a privately negotiated over-the-counter secondary market for institutional investors. These over-the-counter secondary markets may be inactive during an economic downturn or a credit crisis and in any event often have lower volumes than publicly traded securities even in normal market conditions. In addition, the securities in these companies will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly traded securities. If there is no readily available market for these investments, we are required to carry these investments at fair value as determined by our Board. As a result, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we had previously recorded these investments. We may also face other restrictions on our ability to liquidate an investment in a portfolio company to the extent that we, our Adviser or any of its affiliates have material nonpublic information regarding such portfolio company or where the sale would be an impermissible joint transaction under the 1940 Act. The reduced liquidity of our investments may make it difficult for us to dispose of them at a favorable price, and, as a result, we may suffer losses.
Finally, little public information generally exists about private companies and these companies may not have third-party credit ratings or audited financial statements. We must therefore rely on the ability of our Adviser to obtain adequate information through due diligence to evaluate the creditworthiness and potential returns from investing in these companies, and to monitor the activities and performance of these investments. To the extent that we (or other clients of our Adviser) may hold a larger number of investments, greater demands will be placed on our Adviser’s time, resources and personnel in monitoring such investments, which may result in less attention being paid to any individual investment and greater risk that our investment decisions may not be fully informed. Additionally, these companies and their financial information will not generally be subject to the Sarbanes-Oxley Act of 2002 and other rules that govern public companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose money on our investments.
Certain investment analyses and decisions by our Adviser may be required to be undertaken on an expedited basis.
Investment analyses and decisions by our Adviser may be required to be undertaken on an expedited basis to take advantage of certain investment opportunities. While we generally will not seek to make an investment until our Adviser has conducted sufficient due diligence to make a determination as to the acceptability of the credit quality of the investment and the underlying issuer, in such cases, the information available to our Adviser at the time of making an investment decision may be limited. Therefore, no assurance can be given that our Adviser will have knowledge of all circumstances that may adversely affect an investment. In addition, our Adviser may rely upon independent consultants and others in connection with its evaluation of proposed investments. No assurance can be given as to the accuracy or completeness of the information provided by such independent consultants and we may incur liability as a result of such consultants’ actions, many of whom we will have limited recourse against in the event of any such inaccuracies.
We may not have the funds or ability to make additional investments in our portfolio companies.
After our initial investment in a portfolio company, we may be called upon from time to time to provide additional funds to such company or have the opportunity to increase our investment through the exercise of a warrant or other right to purchase common stock. There is no assurance that we will make, or will have sufficient funds to make, follow-on investments. Even if we do have sufficient capital to make a desired follow-on investment, we may elect not to make a follow-on investment because we may not want to increase our level of risk, we prefer other opportunities, we are limited in our ability to do so by compliance with BDC requirements or in order to maintain our RIC status. Our ability to make follow-on investments may also be limited by our Adviser’s allocation policies. Any decision not to make a follow-on investment or any inability on our part to make such an investment may have a negative impact on a portfolio company in need of such an investment, may result in a missed opportunity for us to increase our participation in a successful investment or may reduce the expected return to us on the investment.
Our investments in portfolio companies may expose us to environmental risks.
We may invest in portfolio companies that are subject to changing and increasingly stringent environmental and health and safety laws, regulations and permit requirements and environmental costs that could place increasing financial burdens on such portfolio entities. Required expenditures for environmental compliance may adversely impact investment returns on portfolio companies. The imposition of new environmental and other laws, regulations and initiatives could adversely affect the business operations and financial stability of such portfolio companies.
There can be no guarantee that all costs and risks regarding compliance with environmental laws and regulations can be identified. New and more stringent environmental and health and safety laws, regulations and permit requirements or stricter interpretations of current laws or regulations could impose substantial additional costs on our portfolio companies. Compliance with such current or future environmental requirements does not ensure that the operations of the portfolio companies will not cause injury to the environment or to people under all circumstances or that the portfolio companies will not be required to incur additional unforeseen environmental expenditures. Moreover, failure to comply with any such requirements could have a material adverse effect on a portfolio company, and we can offer no assurance that any such portfolio companies will at all times comply with all applicable environmental laws, regulations and permit requirements.
The effect of global climate change and climate change-related regulation and sustainability concerns could impact the operations of our portfolio companies and adversely affect our business.
Global climate change is widely considered to be a significant threat to the global economy. Our portfolio companies face risks associated with climate change, including physical risks such as an increased frequency of extreme weather events and rising sea level temperatures. For some of our portfolio companies, climate change may also impact their profitability and costs, as well as pose systemic risks for their businesses. For example, the needs of customers of energy companies vary with weather conditions, primarily temperature and humidity. To the extent weather conditions are affected by climate change, energy use could increase or decrease depending on the duration and magnitude of any changes. Increases in the cost of energy could adversely affect the cost of operations of our portfolio companies if the use of energy products or services is material to their business. A decrease in energy use due to weather changes may affect some of our portfolio companies’ financial condition through, for example, decreased revenues. Extreme weather conditions in general require more system backup, adding to costs, and can contribute to increased system stresses, including service interruptions.
Risks Related to an Investment in Our Common Stock
Investors will not know the purchase price per share at the time they submit their subscription agreements and could receive fewer shares of our common stock than anticipated if our Board determines to increase the offering price to a price that we believe reflects the net asset value per share of the Class S, Class D and Class I shares in accordance with our share pricing policy.
The Class S, Class D and Class I shares each may, to the extent permitted or required under the rules and regulations of the SEC, be sold at prices necessary to ensure that shares are not sold at prices per share that are below our net asset value per share for such class, if our net asset value per share: (i) declines more than 10% from the net asset value per share as of the effective date of this registration statement or (ii) increases to an amount that is greater than the net proceeds per share. See “
Determination of Net Asset Value — Value Determinations in Connection with this Continuous Offering
.”

9
1

In accordance with our share pricing policy, we will modify our public offering prices to the extent necessary to comply with the requirements of the 1940 Act, including the requirement that we not sell any class of our shares at a net offering price below our net asset value per share unless we obtain the requisite approval from our shareholders.
As a result, your purchase price may be higher than the prior subscription closing price per share, and therefore you may receive a smaller number of shares than if you had subscribed at the prior subscription closing price.
If we are unable to raise substantial funds in our ongoing, continuous “best efforts” offering, we may be limited in the number and type of investments we may make, and the value of your investment in us may be reduced in the event our assets under-perform.
Our continuous offering is being made on a best efforts basis, whereby our Dealer Manager and participating broker-dealers are only required to use their best efforts to sell our shares and have no firm commitment or obligation to purchase any of our shares. To the extent that less than the maximum number of shares is subscribed for, the opportunity for diversification of our investments may be decreased and the returns achieved on those investments may be reduced as a result of allocating all of our expenses among a smaller capital base.
Our shares are not listed, and we do not intend to list our shares, on an exchange, nor are our shares quoted through a quotation system. Therefore, our shareholders will have limited liquidity and may not receive a full return of invested capital (including front-end commissions, fees and expenses), upon selling their shares or upon our liquidation.
Our shares are illiquid investments for which there is not a secondary market nor is it expected that any such secondary market will develop in the future. We do not intend to complete a liquidity event within any specific time period, if at all. A liquidity event could include a merger or another transaction approved by our Board in which our shareholders will receive cash or shares of a listed company, or a sale of all or substantially all of our assets either on a complete portfolio basis or individually followed by a liquidation. A liquidity event also may include a sale, merger or rollover transaction with one or more affiliated investment companies managed by our Adviser with either an internal or external management structure. We do not intend to list our shares on a national securities exchange. Upon the occurrence of a liquidity event, if any, all Class S and Class D shares will automatically convert into Class I shares and the ongoing servicing fee will terminate.
We do not know at this time what circumstances will exist in the future and therefore we do not know what factors our Board will consider in determining whether to pursue a liquidity event in the future. Also, since a portion of the public offering price from the sale of shares in our offering will be used to pay offering expenses and recurring expenses, the full offering price paid by our shareholders will not be invested in portfolio companies. As a result, even if we do complete a liquidity event, you may not receive a return of all of your invested capital. If we do not complete a liquidity event, liquidity for your shares will be limited to participation in our share repurchase program, which may not be for a sufficient number of shares to meet your request and which we have no obligation to maintain. In addition, any shares repurchased pursuant to our share repurchase program may be purchased at a price which may reflect a discount from the purchase price shareholders paid for the shares being repurchased. See “Share Repurchase Program” for a detailed description of the share repurchase program. Because investors who participate in our distribution reinvestment plan will receive additional shares of our common stock in lieu of cash distributions, their exposure to the foregoing risks will be increased compared to their exposure if they had elected to receive cash distributions.

9
2

Our Dealer Manager in our continuous offering may be unable to sell a sufficient number of shares of common stock for us to achieve our investment objective. Our ability to conduct our continuous offering successfully is dependent, in part, on the ability of our Dealer Manager to successfully establish, operate and maintain relationships with a network of broker-dealers.
The success of our continuous public offering, and correspondingly our ability to implement our business strategy, is dependent upon the ability of our Dealer Manager to establish and maintain relationships with a network of licensed securities broker-dealers and other agents to sell our shares. If our Dealer Manager fails to perform, we may not be able to raise adequate proceeds through our public offering to implement our investment strategy. If we are unsuccessful in implementing our investment strategy, you could lose all or a part of your investment.
Purchases of shares of our common stock by persons affiliated with us or our Adviser should not influence investment decisions of independent, unaffiliated investors. Our officers, directors, and Adviser will determine when we satisfy the minimum offering amount for our offering.
We may satisfy the minimum offering requirement through purchases of shares of our common stock in a private placement transaction outside of our offering by an affiliate of our Adviser. If we do so, an affiliate of our Adviser will determine when we reach the minimum offering requirement. Except for certain share ownership and transfer restrictions contained in our charter, there is no limit on the number of shares that may be sold to our officers, directors, and Adviser, its affiliates and/or immediate family members. There is no assurance, however, that we will be successful in raising additional funds in our offering. If we are unsuccessful in raising additional funds, we may be unable to diversify our portfolio, and our operating expenses as a percentage of our gross offering proceeds will be higher.
We intend, but are not required, to offer to repurchase your shares on a periodic basis. As a result you will have limited opportunities to sell your shares.
Beginning with the first full calendar quarter after the date that we sell shares to a person or entity other than our Adviser, our directors, officers and/or other affiliated persons and entities, we may, from time to time, determine to repurchase a portion of the shares of our common stock, and if we do, we expect that only a limited number of shares will be eligible for repurchase. In addition, any such repurchases will be at a price equal to the net offering price per share on each Repurchase Date. As a result, the price at which we repurchase shares may be at a discount to the price at which you purchased shares of common stock in our offering. The share repurchase program will include numerous restrictions that limit your ability to sell your shares, and share repurchases may not be available each month. For example, to the extent we choose to repurchase shares in any particular period, we intend to limit the number of shares to be repurchased in each period to no more than 5.00% of our outstanding shares of common stock. Our Board reserves the right, in its sole discretion, to limit the number of shares to be repurchased for each class by applying the limitations on the number of shares to be repurchased on a per class basis. Economic events affecting the U.S. economy, such as volatility in the financial markets, inflation, higher interest rates or global or national events that are beyond our control, could cause an increased number of shares to be put to us for repurchase. To the extent that the number of shares put to us for repurchase exceeds the number of shares that we are able to purchase, we will repurchase shares on a pro rata basis, not on a first-come, first-serve basis. Further, we will have no obligation to repurchase shares if the repurchase would violate the restrictions on distributions under federal law or Maryland law. These limits may prevent us from accommodating all repurchase requests made in any month.
We will notify our shareholders of such developments: (i) in our quarterly reports or (ii) by means of a separate mailing to you, accompanied by disclosure in a current or periodic report under the Exchange Act. In addition, under the quarterly share repurchase program, we will have discretion to not repurchase shares, to suspend the program, and to cease repurchases. Further, the program may have many limitations and should not be relied upon as a method to sell shares promptly and at a desired price.

9
3

The timing of our repurchase offers pursuant to our share repurchase program may be at a time that is disadvantageous to our shareholders, and, to the extent you are able to sell your shares under the program, you may not be able to recover the amount of your investment in our shares.
When we make repurchase offers pursuant to the share repurchase program, we may offer to repurchase shares at a price that is lower than the price that you paid for our shares. As a result, to the extent you paid a price that includes the related Upfront Sales Load imposed by a financial intermediary, and to the extent you have the ability to sell your shares pursuant to our share repurchase program, the price at which you may sell shares, which will be at prices determined by our Board and paid on each date of repurchase, may be lower than the amount you paid in connection with the purchase of shares in our offering.
We may be unable to invest a significant portion of the net proceeds of our offering on acceptable terms in an acceptable timeframe.
Delays in investing the net proceeds of our offering may impair our performance. We cannot assure you that we will be able to continue to identify investments that meet our investment objective or that any investment that we make will produce a positive return. We may be unable to invest the net proceeds of our offering on acceptable terms within the time period that we anticipate or at all, which could harm our financial condition and operating results.
Before making investments, we will invest the net proceeds of our continuous public offering primarily in cash, cash-equivalents, U.S. government securities, repurchase agreements, and/or other high-quality debt instruments maturing in one year or less from the time of investment. This will produce returns that are significantly lower than the returns which we expect to achieve when our portfolio is fully invested in securities and loans meeting our investment objective. As a result, any distributions that we pay while our portfolio is not fully invested may be lower than the distributions that we may be able to pay when our portfolio is fully invested in securities meeting our investment objective.
A shareholder’s interest in us will be diluted if we issue additional shares, which could reduce the overall value of an investment in us.
No class our common stock grants shareholders preemptive rights to purchase any shares we issue in the future. Our charter authorizes us to issue up to 3 billion shares of common stock. Pursuant to our charter, a majority of our entire board of directors may amend our charter to increase the number of shares of any class of common stock we may issue without shareholder approval. Our Board may elect to sell additional shares in the future or issue equity interests in private offerings. To the extent we issue additional equity interests at or below net asset value, your percentage ownership interest in us may be diluted. In addition, depending upon the terms and pricing of any additional offerings and the value of our investments, you may also experience dilution in the book value and fair value of your shares.
Under the 1940 Act, we generally are prohibited from issuing or selling our common stock at a price below net asset value per share, which may be a disadvantage as compared with certain public companies. We may, however, sell our common stock, or warrants, options, or rights to acquire our common stock, at a price below the current net asset value of our common stock if our Board and independent directors determine that such sale is in our best interests and the best interests of our shareholders, and our shareholders, including a majority of those shareholders that are not affiliated with us, approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price that, in the determination of our Board, closely approximates the fair value of such securities (less any distributing commission or discount). If we raise additional funds by issuing common stock or senior securities convertible into, or exchangeable for, our common stock, then the percentage ownership of our shareholders at that time will decrease and you will experience dilution.

9
4

Certain provisions of our charter and actions of our Board could deter takeover attempts and have an adverse impact on the value of shares of our common stock.
Our charter, as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third party from attempting to acquire us. Our Board is divided into three classes of directors serving staggered three-year terms, which could prevent shareholders from removing a majority of directors in any given election. Our Board may, without shareholder action, authorize the issuance of shares in one or more classes or series, including shares of preferred stock; and our Board may, without shareholder action, amend our charter to increase the number of shares of our common stock, of any class or series, that we will have authority to issue. These anti-takeover provisions may inhibit a change of control in circumstances that could give the holders of shares of our common stock the opportunity to realize a premium over the value of shares of our common stock.
Investing in our securities involves a high degree of risk.
The investments we make in accordance with our investment objective may result in a higher amount of risk than alternative investment options, including volatility or loss of principal. Our investments in portfolio companies may be highly speculative and aggressive and, therefore, an investment in our common stock may not be suitable for someone with lower risk tolerance.
The net asset value of our common stock may fluctuate significantly.
The net asset value and liquidity, if any, of the market for shares of our common stock may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

•
changes in the value of our portfolio of investments and derivative instruments as a result of changes in market factors, such as interest rate shifts, and also portfolio specific performance, such as portfolio company defaults, among other reasons;

•	changes in regulatory policies or tax guidelines, particularly with respect to RICs or BDCs;

•	loss of RIC tax treatment or BDC status;

•	distributions that exceed our net investment income and net income as reported according to U.S. GAAP;

•	changes in earnings or variations in operating results;

•	changes in accounting guidelines governing valuation of our investments;

•	any shortfall in revenue or net income or any increase in losses from levels expected by investors;

•	departure of our Adviser or certain of its key personnel;

•	general economic trends and other external factors; and

•	loss of a major funding source.
The amount of any distributions we may make on our common stock is uncertain. We may not be able to pay distributions to shareholders, or be able to sustain distributions at any particular level, and our distributions per share, if any, may not grow over time, and our distributions per share may be reduced. We have not established any limits on the extent to which we may use borrowings, if any, and we may use sources other than cash flows from operations to fund distributions (which may reduce the amount of capital we ultimately invest in portfolio companies).
Subject to our Board’s discretion and applicable legal restrictions, we intend to authorize and declare cash distributions on a monthly or quarterly basis and pay such distributions on a monthly basis. We expect to pay

9
5

distributions out of assets legally available for distribution. However, we cannot assure you that we will achieve investment results that will allow us to make a consistent targeted level of cash distributions or year-to-year increases in cash distributions. Our ability to pay distributions might be adversely affected by the impact of the risks described herein. Further, the per share amount of distributions on Class S, Class D and Class I shares may differ because of different allocations of class-specific expenses. For example, distributions on Class S and Class D shares will be lower than on Class I shares because Class S and Class D shares are subject to different ongoing servicing fees.
In addition, the inability to satisfy the asset coverage test applicable to us as a BDC under the 1940 Act can limit our ability to pay distributions. Distributions from sources other than cash flows from operations also could reduce the amount of capital we ultimately invest in debt or equity securities of portfolio companies. We cannot assure you that we will pay distributions to our shareholders in the future.
Distributions on our common stock may exceed our taxable earnings and profits. Therefore, portions of the distributions that we pay may represent a return of capital to you. A return of capital is a return of a portion of your original investment in shares of our common stock. As a result, a return of capital will (i) lower your adjusted tax basis in your shares and thereby increase the amount of capital gain (or decrease the amount of capital loss) realized upon a subsequent sale or redemption of such shares, and (ii) reduce the amount of funds we have for investment in portfolio companies. We have not established any limit on the extent to which we may use offering proceeds to fund distributions.
We may pay our distributions from offering proceeds in anticipation of future cash flow, which may constitute a return of your capital and will lower your adjusted tax basis in your shares, thereby increasing the amount of capital gain (or decreasing the amount of capital loss) realized upon a subsequent sale or redemption of such shares, even if such shares have not increased in value or have, in fact, lost value. Distributions from offering proceeds also could reduce the amount of capital we ultimately have available to invest in portfolio companies.
Shareholders will experience dilution in their ownership percentage if they do not participate in our distribution reinvestment plan.
We have adopted a distribution reinvestment plan whereby shareholders (other than Alabama, Arkansas, Idaho, Kansas, Kentucky, Maine, Maryland, Massachusetts, Nebraska, New Jersey, North Carolina, Ohio, Oklahoma, Oregon, Vermont and Washington investors and clients of certain participating brokers that do not permit automatic enrollment in our distribution reinvestment plan) will have their cash distributions automatically reinvested in additional shares of the same class of our common stock to which the distribution relates unless they elect to receive their distributions in cash. Ohio residents that own Class S or Class D shares are not eligible to participate in our distribution reinvestment plan. See “Distribution Reinvestment Plan.” Alabama, Arkansas, Idaho, Kansas, Kentucky, Maine, Maryland, Massachusetts, Nebraska, New Jersey, North Carolina, Ohio, Oklahoma, Oregon, Vermont and Washington investors, and clients of certain participating brokers that do not permit automatic enrollment in our distribution reinvestment plan, will automatically receive their distributions in cash unless they elect to have their cash distributions reinvested in additional shares of our common stock. As a result, shareholders that do not elect to participate in our distribution reinvestment plan will experience dilution over time.
Preferred stock could be issued with rights and preferences that would adversely affect holders of our common stock.
Under the terms of our charter, our Board is authorized to issue shares of preferred stock in one or more series without shareholder approval, which could potentially adversely affect the interests of existing shareholders. In particular, holders of preferred stock are required to have certain voting rights when there are unpaid dividends and priority over other classes of securities as to distributions of assets or payment of dividends.

9
6

If we issue preferred stock or convertible debt securities, the net asset value of our common stock may become more volatile.
We cannot assure you that the issuance of preferred stock and/or convertible debt securities would result in a higher yield or return to the holders of our common stock. The issuance of preferred stock or convertible debt would likely cause the net asset value of our common stock to become more volatile. If the dividend rate on the preferred stock, or the interest rate on the convertible debt securities, were to approach the net rate of return on our investment portfolio, the benefit of such leverage to the holders of our common stock would be reduced. If the dividend rate on the preferred stock, or the interest rate on the debt securities, were to exceed the net rate of return on our portfolio, the use of leverage would result in a lower rate of return to the holders of common stock than if we had not issued the preferred stock or convertible debt securities. Any decline in the net asset value of our investment would be borne entirely by the holders of our common stock. Therefore, if the market value of our portfolio were to decline, the leverage would result in a greater decrease in net asset value to the holders of our common stock than if we were not leveraged through the issuance of preferred stock or debt securities. This decline in net asset value would also tend to cause a greater decline in the market price, if any, for our common stock.
There is also a risk that, in the event of a sharp decline in the value of our net assets, we would be in danger of failing to maintain required asset coverage ratios, which may be required by the preferred stock or convertible debt, or our current investment income might not be sufficient to meet the dividend requirements on the preferred stock or the interest payments on the debt securities. In order to counteract such an event, we might need to liquidate investments in order to fund the redemption of some or all of the preferred stock or convertible debt. In addition, we would pay (and the holders of our common stock would bear) all costs and expenses relating to the issuance and ongoing maintenance of the preferred stock, convertible debt, or any combination of these securities. Holders of preferred stock or convertible debt may have different interests than holders of common stock and may at times have disproportionate influence over our affairs.
Holders of any preferred stock that we may issue will have the right to elect certain members of the Board and have class voting rights on certain matters.
The 1940 Act requires that holders of shares of preferred stock must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two years or more, until such arrearage is eliminated. In addition, certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock, including changes in fundamental investment restrictions and conversion to open end status and, accordingly, preferred shareholders could veto any such changes. Restrictions imposed on the declarations and payment of dividends or other distributions to the holders of our common stock and preferred stock, both by the 1940 Act and by requirements imposed by rating agencies, might impair our ability to maintain our tax treatment as a RIC for U.S. federal income tax purposes. Our Board has passed a resolution that no preferred stock will be issued that has voting rights that will limit or subordinate voting rights of the holders of our common stock afforded by the Omnibus Guidelines issued by NASAA. However, there can be no assurance that our Board will not issue preferred stock in the future.
Compliance with the SEC’s Regulation Best Interest by participating broker-dealers may negatively impact our ability to raise capital in our offering, which would harm our ability to achieve our investment objectives.
Commencing June 30, 2020, broker-dealers must comply with Regulation Best Interest, which, among other requirements, establishes a new standard of conduct for broker-dealers and their associated persons when making a recommendation of any securities transaction or investment strategy involving securities to a retail customer. Under Regulation Best Interest, high cost, high risk and complex products may be subject to greater scrutiny by broker-dealers and their salespersons. Regulation Best Interest imposes a duty of care for broker-dealers to evaluate reasonable alternatives in the best interests of their clients. Reasonable alternatives to us, such as listed entities, exist and may have lower expenses, less complexity and/or lower investment risk than us. Certain

9
7

investments in listed entities may involve lower or no commissions at the time of initial purchase. Under Regulation Best Interest, broker-dealers participating in the offering must consider such alternatives in the best interests of their clients. The impact of Regulation Best Interest on participating dealers cannot be determined at this time, and it may negatively impact whether participating dealers and their associated persons recommend this offering to certain retail customers. If Regulation Best Interest reduces our ability to raise capital in this offering, it would harm our ability to create a diversified portfolio of investments and ability to achieve our investment objectives.
A downgrade, suspension or withdrawal of the credit rating assigned by a rating agency to us or our notes, if any, or change in the debt markets, could cause the liquidity or market value of our notes to decline significantly.
Our credit ratings are an assessment by rating agencies of our ability to pay our debts when due. Consequently, real or anticipated changes in our credit ratings will generally affect the market value of our notes. These credit ratings may not reflect the potential impact of risks relating to the structure or marketing of our notes. Credit ratings are not a recommendation to buy, sell or hold any security, and may be revised or withdrawn at any time by the issuing organization in its sole discretion.
Risks Related to U.S. Federal Income Tax
We cannot predict how new tax legislation will affect us, our investments, or our stockholders, and any such legislation could adversely affect our business.
Legislative or other actions relating to taxes could have a negative effect on us. The laws pertaining to U.S. federal income taxation are constantly under review by persons involved in the legislative process and by the IRS and the U.S. Treasury Department. The Biden administration has enacted significant changes to the existing U.S. tax laws, and there are a number of proposals in Congress that would similarly modify the existing U.S. tax rules. The likelihood of any such legislation being enacted is uncertain. New legislation and any U.S. Treasury regulations, administrative interpretations or court decisions interpreting such legislation could significantly and negatively affect our ability to qualify for tax treatment as a RIC or the U.S. federal income tax consequences applicable to us and our investors as a result of such qualification or could have other adverse consequences. Shareholders are urged to consult with their tax adviser regarding tax legislative, regulatory, or administrative developments and proposals and their potential effect on an investment in our common stock.
We will be subject to U.S. federal income tax imposed at corporate rates if we are unable to maintain our tax treatment as a RIC under Subchapter M of the Code The net taxable income of any of our subsidiaries that are treated as corporations for U.S. federal income tax purposes will be subject to U.S. federal and state income tax imposed at corporate rates.
To maintain RIC tax treatment under the Code, we must meet the following minimum annual distribution, income source and asset diversification requirements. See “Tax Matters.”
The Annual Distribution Requirement for a RIC generally will be satisfied if we distribute to our shareholders on an annual basis at least 90% of our “investment company taxable income,” which is generally our net ordinary income plus the excess, if any, of realized net short term capital gains over realized net long term capital losses. In addition, a RIC may, in certain cases, satisfy the Annual Distribution Requirement (defined below) by distributing dividends relating to a taxable year after the close of such taxable year under the “spillover dividend” provisions of Subchapter M. We would be taxed, at regular corporate rates, on retained income and/or gains, including any short term capital gains or long term capital gains. We also must make distributions to satisfy an additional Excise Tax Avoidance Requirement (defined below) in order to avoid a 4% excise tax on certain undistributed income. Because we may use debt financing, we are subject to (i) an asset coverage ratio requirement under the 1940 Act and may, in the future, be subject to (ii) certain financial

9
8

covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to satisfy the distribution requirements. If we are unable to obtain cash from other sources, or choose or are required to retain a portion of our taxable income or gains, we could (1) be required to pay excise taxes and (2) fail to qualify for RIC tax treatment, and thus become subject to U.S. federal income tax imposed at corporate rates on our taxable income (including gains).
The income source requirement will be satisfied if we obtain at least 90% of our annual income from dividends, interest, payments with respect to loans of certain securities, gains from the sale of stock or other securities or foreign currencies, net income from certain “qualified publicly traded partnerships,” or other income derived from the business of investing in stock or securities.
The asset diversification requirement will be satisfied if we meet certain asset diversification requirements at the end of each quarter of our taxable year. Specifically, at least 50% of the value of our assets must consist of cash, cash equivalents (including receivables), U.S. government securities, securities of other RICs, and other acceptable securities if such securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and no more than 25% of the value of our assets can be invested in (i) the securities, other than U.S. government securities or securities of other RICs, of one issuer, (ii) the securities, other than the securities of other RICs, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses, or (iii) the securities of certain “qualified publicly traded partnerships.” Failure to meet these requirements may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments will be in private companies, and therefore will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses.
If we fail to qualify for or maintain RIC tax treatment for any reason and are subject to U.S. federal income tax at corporate rates, the resulting taxes could substantially reduce our net assets, the amount of income available for distribution, and the amount of our distributions.
We may invest in certain debt and equity investments through subsidiaries that are treated as corporations for U.S. federal income tax purposes. The net taxable income of these subsidiaries will be subject to U.S. federal and state income tax imposed at corporate rates. We may invest in certain foreign debt and equity investments, which could be subject to foreign taxes (such as income tax, withholding, and value added taxes).
We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.
For U.S. federal income tax purposes, we may be required to recognize taxable income in circumstances in which we do not receive a corresponding payment in cash. For example, since we will likely hold debt obligations that are treated under applicable tax rules as having OID (such as debt instruments with PIK, secondary market purchases of debt securities at a discount to par, interest or, in certain cases, increasing interest rates or debt instruments that were issued with warrants), we must include in income each year a portion of the OID that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as unrealized appreciation for foreign currency forward contracts and deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. Furthermore, we may invest in non-U.S. corporations (or other non-U.S. entities treated as corporations for U.S. federal income tax purposes) that could be treated under the Code and U.S. Treasury regulations as “passive foreign investment companies” and/or “controlled foreign corporations.” The rules relating to investment in these types of non-U.S. entities are designed to limit deferral and generally require the current inclusion of income derived by the entity. In certain circumstances, this could require us to recognize income where we do not receive a corresponding payment in cash.

9
9

Unrealized appreciation on derivatives, such as foreign currency forward contracts, may be included in taxable income while the receipt of cash may occur in a subsequent period when the related contract expires. Any unrealized depreciation on investments that the foreign currency forward contracts are designed to hedge are not currently deductible for U.S. federal income tax purposes. This can result in increased taxable income whereby we may not have sufficient cash to pay distributions or we may opt to retain such taxable income and pay a 4% excise tax. In such cases we could still rely upon the “spillover provisions” to maintain RIC tax treatment.
We anticipate that a portion of our income may constitute OID or other income required to be included in taxable income prior to receipt of cash. Further, we may elect to amortize market discounts with respect to debt securities acquired in the secondary market and include such amounts in our taxable income in the current year, instead of upon disposition, as an election not to do so would limit our ability to deduct interest expenses for U.S. federal income tax purposes. Because any OID or other amounts accrued will be included in our investment company taxable income for the year of the accrual, we may be required to make a distribution to our shareholders in order to satisfy the Annual Distribution Requirement, even if we will not have received any corresponding cash amount. As a result, we may have difficulty meeting the Annual Distribution Requirement necessary to maintain RIC tax treatment under the Code. We may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital, make a partial share distribution, or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, and choose not to make a qualifying share distribution, we may fail to qualify for RIC tax treatment and thus become subject to U.S. federal income tax.
If we are not treated as a “publicly offered regulated investment company,” as defined in the Code, certain U.S. shareholders will be treated as having received a dividend from us in the amount of such U.S. shareholders’ allocable share of the base management fee and incentive fees paid to our Adviser and some of our expenses, and these fees and expenses will be treated as miscellaneous itemized deductions of such U.S. shareholders.
A “publicly offered regulated investment company” is a RIC whose shares are either (i) continuously offered pursuant to a public offering within the meaning of Section 4 of the Securities Act, (ii) regularly traded on an established securities market or (iii) held by at least 500 persons at all times during the taxable year. While we anticipate that we will constitute a publicly offered RIC, there can be no assurance that we will in fact so qualify for any of our taxable years. If we are not treated as a publicly offered regulated investment company for any calendar year, each U.S. shareholder that is an individual, trust or estate will be treated as having received a dividend from us in the amount of such U.S. shareholder’s allocable share of the base management fee and incentive fees paid to our Adviser and certain of our other expenses for the calendar year, and these fees and expenses will be treated as miscellaneous itemized deductions of such U.S. shareholder. Miscellaneous itemized deductions generally are deductible by a U.S. shareholder that is an individual, trust or estate only to the extent that the aggregate of such U.S. shareholder’s miscellaneous itemized deductions exceeds 2% of such U.S. shareholder’s adjusted gross income for U.S. federal income tax purposes, are not deductible for purposes of the alternative minimum tax and are subject to the overall limitation on itemized deductions under the Code.
General Risk Factors
Changes in laws or regulations governing our operations may adversely affect our business or cause us to alter our business strategy.
We and our portfolio companies are subject to regulation by laws at the local, state, and federal levels. These laws and regulations, as well as their interpretation, could change from time to time, including as the result of interpretive guidance or other directives from the U.S. President and others in the executive branch, and new laws, regulations and interpretations could also come into effect. For example, on August 16, 2022, the Biden administration enacted the Inflation Reduction Act of 2022, which modifies key aspects of the Code, including by creating an alternative minimum tax on certain large corporations and an excise tax on stock repurchases by

10
0

certain corporations. We are currently assessing the potential impact of these legislative changes. Any new or changed laws or regulations could have a material adverse effect on our business, and political uncertainty could increase regulatory uncertainty in the near term.
Changes to the laws and regulations governing our permitted investments may require a change to our investment strategy. Such changes could differ materially from our strategies and plans as set forth in this report and may shift our investment focus from the areas of expertise of our Adviser. Thus, any such changes, if they occur, could have a material adverse effect on our results of operations and the value of your investment in us.
Heightened scrutiny of the financial services industry by regulators may materially and adversely affect our business.
The financial services industry has been the subject of heightened scrutiny by regulators around the globe. In particular, the SEC and its staff have focused more narrowly on issues relevant to alternative asset management firms, including by forming specialized units devoted to examining such firms and, in certain cases, bringing enforcement actions against the firms, their principals and employees. In recent periods there have been a number of enforcement actions within the industry, and it is expected that the SEC will continue to pursue enforcement actions against asset managers.
While the SEC’s recent lists of examination priorities include such items as cybersecurity compliance and controls and conducting risk-based examinations of investment advisory firms, it is generally expected that the SEC’s oversight of alternative asset managers will continue to focus substantially on concerns related to fiduciary duty transparency and investor disclosure practices. Although the SEC has cited improvements in disclosures and industry practices in this area, it has also indicated that there is room for improvement in particular areas, including fees and expenses (and the allocation of such fees and expenses) and co-investment practices. To this end, many investment advisory firms have received inquiries during examinations or directly from the SEC’s Division of Enforcement regarding various transparency-related topics, including the acceleration of monitoring fees, the allocation of broken-deal expenses, outside business activities of firm principals and employees, group purchasing arrangements and general conflicts of interest disclosures. While we believe we have made appropriate and timely disclosures regarding the foregoing, the SEC staff may disagree.
Further, the SEC has highlighted BDC board oversight and valuation practices as one of its areas of focus in investment adviser examinations and has instituted enforcement actions against advisers for misleading investors about valuation.
If the SEC were to investigate our Adviser and find errors in its methodologies or procedures, our Adviser could be subject to penalties and fines, which could in turn harm our reputation and our business, financial condition and results of operations could be materially and adversely affected. Similarly, from time to time we or our Adviser could become the subject of litigation or other similar claims. Any investigations, litigation or similar claims could continue without resolution for long periods of time and could consume substantial amounts of our management’s time and attention, and that time and attention and the devotion of associated resources could, at times, be disproportionate to the amounts at stake. Investigations, litigations and other claims are subject to inherent uncertainties, and a material adverse impact on our financial statements could occur for the period in which the effect of an unfavorable final outcome in an investigation, litigation or other similar claims becomes probable and reasonably estimable. In addition, we could incur expenses associated with defending ourselves against investigations, litigation and other similar claims, and these expenses could be material to our earnings in future periods.
Government intervention in the credit markets could adversely affect our business
.
The central banks and, in particular, the U.S. Federal Reserve, have taken unprecedented steps since the financial crises of 2008-2009 and the COVID-19 global pandemic. It is impossible to predict if, how, and to what

10
1

extent the United States and other governments would further intervene in the credit markets. Such intervention is often prompted by politically sensitive issues involving family homes, student loans, real estate speculation, credit card receivables, pandemics, etc., and could, as a result, be contrary to what we would predict from an “economically rational” perspective.
On the other hand, recent governmental intervention could mean that the willingness of governmental bodies to take additional extraordinary action is diminished. As a result, in the event of near-term major market disruptions, there might be only limited additional government intervention, resulting in correspondingly greater market dislocation and materially greater market risk.
Our Bylaws include an exclusive forum selection provision, which could limit our shareholders’ ability to obtain a favorable judicial forum for disputes with us or our directors, officers, or other agents.
Our Bylaws require that, unless we consent in writing to the selection of an alternative forum, the Circuit Court for Baltimore City (or, if that court does not have jurisdiction, the United States District Court for the District of Maryland, Northern Division) shall be the sole and exclusive forum for (i) any derivative action or proceeding brought on our behalf, (ii) any action asserting a claim of breach of any standard of conduct or legal duty owed by any of our directors, officers or other agents to us or to our shareholders, (iii) any action asserting a claim arising pursuant to any provision of the MGCL or the Charter or the Bylaws (as either may be amended from time to time), or (iv) any action asserting a claim governed by the internal affairs doctrine. This exclusive forum selection provision in our Bylaws will not apply to claims arising under the federal securities laws, including the Securities Act and the Exchange Act, or to claims arising under state securities laws. There is uncertainty as to whether a court would enforce such a provision, and investors cannot waive compliance with the federal securities laws and the rules and regulations thereunder. In addition, this provision may increase costs for shareholders in bringing a claim against us or our directors, officers or other agents. Any investor purchasing or otherwise acquiring our shares is deemed to have notice of and consented to the foregoing provision. The exclusive forum selection provision in our Bylaws may limit our shareholders’ ability to obtain a favorable judicial forum for disputes with us or our directors, officers or other agents, which may discourage lawsuits against us and such persons. It is also possible that, notwithstanding such exclusive forum selection provision, a court could rule that such provision is inapplicable or unenforceable. If this occurred, we may incur additional costs associated with resolving such action in another forum, which could materially adversely affect our business, financial condition and results of operations.
We expend significant financial and other resources to comply with the requirements of being a public entity.
As a public entity, we are subject to the reporting requirements of the Exchange Act and requirements of the Sarbanes-Oxley Act. The Exchange Act requires that we file annual, quarterly and current reports with respect to our business and financial condition. The Sarbanes-Oxley Act requires that we maintain effective disclosure controls and procedures and internal controls over financial reporting, which are discussed below. In order to maintain and improve the effectiveness of our disclosure controls and procedures and internal controls, significant resources and management oversight are required. We have implemented procedures, processes, policies and practices for the purpose of addressing the standards and requirements applicable to public companies. These activities may divert management’s attention from other business concerns, which could have a material adverse effect on our business, financial condition, results of operations and cash flows.
We expect to incur significant annual expenses related to these steps and, among other things, directors’ and officers’ liability insurance, director fees, reporting requirements of the SEC, transfer agent fees, additional administrative expenses payable to the Administrator to compensate them for hiring accounting, legal and administrative personnel, increased auditing and legal fees and similar expenses.
The systems and resources necessary to comply with public company reporting requirements will increase further once we cease to be an “emerging growth company” under the JOBS Act. As long as we remain an

1
0
2

emerging growth company, we intend to take advantage of certain exemptions from various reporting requirements that are applicable to other public companies, including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act. We expect to remain an emerging growth company for up to five years following the completion of our initial public offering of common equity securities or until the earliest of (i) the last day of the first fiscal year in which our annual gross revenues exceed $1.07 billion, (ii) December 31 of the fiscal year that we become a “large accelerated filer” as defined in Rule 12b-2 under the Exchange Act which would occur if the market value of our common stock that is held by non-affiliates exceeds $700.0 million as of the last business day of our most recently completed second fiscal quarter and we have been publicly reporting for at least 12 months or (iii) the date on which we have issued more than $1.0 billion in non-convertible debt securities during the preceding three-year period.
We may experience fluctuations in our operating results.
We may experience fluctuations in our operating results due to a number of factors, including our ability or inability to make investments in companies that meet our investment criteria, interest rates and default rates on the debt investments we make, the level of our expenses, variations in and the timing of the recognition of realized gains or losses, unrealized appreciation or depreciation, the degree to which we encounter competition in our markets, and general economic conditions. These occurrences could have a material adverse effect on our results of operations, the value of your investment in us and our ability to pay distributions to you and our other shareholders.
We are dependent on information systems and systems failures could significantly disrupt our business, which may, in turn, negatively affect our liquidity, financial condition or results of operations.
Our business is dependent on our and third parties’ communications and information systems. Any failure or interruption of those systems, including as a result of the termination of an agreement with any third-party service providers, could cause delays or other problems in our activities. Our financial, accounting, data processing, portfolio monitoring, backup or other operating systems and facilities may fail to operate properly or become disabled or damaged as a result of a number of factors including events that are wholly or partially beyond our control. There could be:

•	sudden electrical or telecommunications outages;

•	natural disasters such as earthquakes, tornadoes and hurricanes;

•	disease pandemics;

•	events arising from local or larger scale political or social matters, including terrorist acts;

•	outages due to idiosyncratic issues at specific service providers; and

•	cyber-attacks.
These events, in turn, could have a material adverse effect on our operating results and negatively affect the net asset value of our common stock and our ability to pay distributions to our shareholders.
We are subject to risks in using custodians, counterparties, administrators and other agents.
We depend on the services of custodians, counterparties, administrators and other agents to carry out certain transactions and other administrative services, including compliance with regulatory requirements in U.S. and non-U.S. jurisdictions. We are subject to risks of errors and mistakes made by these third parties, which may be attributed to us and subject us or our shareholders to reputational damage, penalties or losses. We depend on third parties to provide primary and back up communications and information systems. Any failure or interruption of those systems, including as a result of the termination of an agreement with any third-party service providers, could cause delays or other problems in our activities. Our financial, accounting, data processing, portfolio

1
0
3

monitoring, backup or other operating systems and facilities may fail to operate properly or become disabled or damaged as a result of a number of factors including events that are wholly or partially beyond our control. The terms of the contracts with third-party service providers are often customized and complex, and many of these arrangements occur in markets or relate to products that are not subject to regulatory oversight. Accordingly, we may be unsuccessful in seeking reimbursement or indemnification from these third-party service providers. In addition, we rely on a select number of third-party services providers and replacement of any one of our service providers could be difficult and result in disruption and expense.
Internal and external cybersecurity threats and risks, as well as other disasters, may adversely affect our business or the business of our portfolio companies by impairing the ability to conduct business effectively.
Cybersecurity incidents and cyber-attacks have been occurring globally at a more frequent and severe level, and will likely continue to increase in frequency in the future. The occurrence of a disaster, such as a cyber-attack against us, any of our portfolio companies, or against a third-party that has access to our data or networks, a natural catastrophe, an industrial accident, failure of our disaster recovery systems, or consequential employee error, could have an adverse effect on our ability to communicate or conduct business, negatively impacting our operations and financial condition. This adverse effect can become particularly acute if those events affect our electronic data processing, transmission, storage, and retrieval systems, or impact the availability, integrity, or confidentiality of our data.
We, and our portfolio companies, depend heavily upon computer systems to perform necessary business functions. Despite the implementation of a variety of security measures, our computer systems, networks, and data, like those of other companies, could be subject to cyber-attacks and unauthorized access, use, alteration, or destruction, such as from physical and electronic break-ins or unauthorized tampering. If one or more of these events occurs, it could potentially jeopardize the confidential, proprietary, and other information processed, stored in, and transmitted through our computer systems and networks, or otherwise cause interruptions or malfunctions in our operations, which could result in financial losses, litigation, regulatory penalties, client dissatisfaction or loss, reputational damage, and increased costs associated with mitigation of damages and remediation.
Third parties with which we do business may also be sources of cybersecurity or other technological risk. We outsource certain functions and these relationships allow for the storage and processing of our information, as well as client, counterparty, employee, and borrower information. While we engage in actions to reduce our exposure resulting from outsourcing, ongoing threats may result in unauthorized access, loss, exposure, destruction, or other cybersecurity incidents that adversely affects our data, resulting in increased costs and other consequences as described above.
Moreover, the increased use of mobile and cloud technologies due to the proliferation of remote work resulting from the COVID-19 pandemic could heighten these and other operational risks as certain aspects of the security of such technologies may be complex and unpredictable. Reliance on mobile or cloud technology or any failure by mobile technology and cloud service providers to adequately safeguard their systems and prevent cyber-attacks could disrupt our operations, the operations of a portfolio company or the operations of our or their service providers and result in misappropriation, corruption or loss of personal, confidential or proprietary information or the inability to conduct ordinary business operations. In addition, there is a risk that encryption and other protective measures may be circumvented, particularly to the extent that new computing technologies increase the speed and computing power available. Extended periods of remote working, whether by us, our portfolio companies, or our service providers, could strain technology resources, introduce operational risks and otherwise heighten the risks described above. Remote working environments may be less secure and more susceptible to hacking attacks, including phishing and social engineering attempts. Accordingly, the risks described above, are heightened under the current conditions.
We have implemented processes, procedures and internal controls to help mitigate cybersecurity risks and cyber intrusions, but these measures, as well as our increased awareness of the nature and extent of a risk of a

10
4

cyber-incident, do not guarantee that a cyber-incident will not occur and/or that our financial results, operations or confidential information will not be negatively impacted by such an incident.
In addition, cybersecurity has become a top priority for global lawmakers and regulators around the world, and some jurisdictions have proposed or enacted laws requiring companies to notify regulators and individuals of data security breaches involving certain types of personal data. Compliance with such laws and regulations may result in cost increases due to system changes and the development of new administrative processes. If we or our Adviser or certain of its affiliates, fail to comply with the relevant and increasing laws and regulations, we could suffer financial losses, a disruption of our businesses, liability to investors, regulatory intervention or reputational damage.
Increased data protection regulation may result in increased complexities and risk in connection with the operation of our business.
We operate in businesses that are highly dependent on information systems and technology. The costs related to cyber or other security threats or disruptions may not be fully insured or indemnified by other means. Cybersecurity has become a priority for regulators in the U.S. and around the world. Many jurisdictions in which we operate have laws and regulations relating to data privacy, cybersecurity and protection of personal information, including the California Consumer Privacy Act that went into effect on January 1, 2020, and the New York SHIELD Act, which went into effect on March 1, 2020. In addition, the SEC announced that one of the 2019 examination priorities for the Office of Compliance Inspections and Examinations was to continue to examine cybersecurity procedures and controls, including testing the implementation of these procedures and controls. Further, the European General Data Protection Regulation (the “GDPR”) came into effect in May 2018. Data protection requirements under the GDPR are more stringent than those imposed under prior European legislation. There are substantial financial penalties for breach of the GDPR, including up to the higher of 20 million Euros or 4% of group annual worldwide turnover. Non-compliance with any of the aforementioned laws or other similar laws, therefore, represents a serious risk to our business. Some jurisdictions have also enacted laws requiring companies to notify individuals of data security breaches involving certain types of personal data. Breaches in security could potentially jeopardize our, our employees’ or our product investors’ or counterparties’ confidential and other information processed and stored in, and transmitted through, our computer systems and networks, or otherwise cause interruptions or malfunctions in our, our employees’, our product investors’, our counterparties’ or third parties’ operations, which could result in significant losses, increased costs, disruption of our business, liability to our product investors and other counterparties, regulatory intervention or reputational damage. Furthermore, if we fail to comply with the relevant laws and regulations, it could result in regulatory investigations and penalties, which could lead to negative publicity and may cause our product investors and clients to lose confidence in the effectiveness of our security measures.

10
5

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS
In addition to factors previously identified elsewhere in this prospectus, including the “Risk Factors” section of this prospectus, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance:

•	an economic downturn could impair our portfolio companies’ ability to continue to operate, which could lead to the loss of some or all of our investments in such portfolio companies;

•
an economic downturn could disproportionately impact the companies that we intend to target for investment, potentially causing us to experience a decrease in investment opportunities and diminished demand for capital from these companies;

•
the impact of rising interest rates, elevated inflation rates, ongoing supply chain and labor market disruptions, instability in the U.S. and international banking systems, and the risk of recession or a shutdown of government services could impact our business prospects and the prospects of our portfolio companies;

•	an economic downturn could also impact availability and pricing of our financing and our ability to access the debt capital markets;

•	a contraction of available credit and/or an inability to access the equity markets could impair our lending and investment activities;

•	interest rate volatility could adversely affect our results, particularly because we use leverage as part of our investment strategy;

•
currency fluctuations could adversely affect the results of our investments in foreign companies, particularly to the extent that we receive payments denominated in foreign currency rather than U.S. dollars;

•	our future operating results;

•	our contractual arrangements and relationships with third parties;

•	the ability of our portfolio companies to achieve their objectives;

•	competition with other entities and our affiliates for investment opportunities;

•	risks related to the uncertainty of the value of our portfolio investments, particularly those that have no liquid trading market;

•	the use of borrowed money to finance a portion of our investments as well as any estimates regarding potential use of leverage;

•	the adequacy of our financing sources and working capital;

•	the loss of key personnel;

•	the timing of cash flows, if any, from the operations of our portfolio companies;

•	the ability of our Adviser to locate suitable investments for us and to monitor and administer our investments;

•	the ability of our Adviser to attract and retain highly talented professionals;

•	our ability to qualify for and maintain our tax treatment as a RIC under the Code, and as a BDC;

•
the impact of geo-political conditions, including revolution, insurgency, terrorism or war, including those arising out of the ongoing conflict between Russia and Ukraine and general uncertainty surrounding the financial and political stability of the United States, the United Kingdom, the European Union and China; and

10
6

•	other risks, uncertainties and other factors previously identified in the reports and other documents we have filed with the SEC.
This prospectus and any prospectus supplement, and other statements that we may make, may contain forward-looking statements with respect to future financial or business performance, strategies or expectations. Forward-looking statements are typically identified by words or phrases such as “trend,” “opportunity,” “pipeline,” “believe,” “comfortable,” “expect,” “anticipate,” “current,” “intention,” “estimate,” “position,” “assume,” “potential,” “outlook,” “continue,” “remain,” “maintain,” “sustain,” “seek,” “achieve” and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “may” or similar expressions.
Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made, and we assume no duty to and do not undertake to update forward-looking statements. These forward-looking statements do not meet the safe harbor for forward-looking statements pursuant to Section 27A of the Securities Act or Section 21E of the Exchange Act. Actual results could differ materially from those anticipated in forward-looking statements and future results could differ materially from historical performance.

10
7

USE OF PROCEEDS
Based on prevailing conditions, we anticipate that we will invest the proceeds from each monthly subscription closing generally within 30 to 90 days. The precise timing will depend on the availability of investment opportunities that are consistent with our investment objective and strategies. Until we are able to find such investment opportunities, we intend to invest the net proceeds of this offering primarily in cash, cash-equivalents, U.S. government securities, money market funds and high-quality debt instruments maturing in one year or less from the time of investment. This is consistent with our status as a BDC and our intention to qualify annually as a RIC. We may also use a portion of the net proceeds to pay our operating expenses, fund distributions to shareholders and for general corporate purposes. Any distributions we make during such period may be substantially lower than the distributions that we expect to pay when our portfolio is fully invested. Since meeting the minimum offering requirement and commencing our continuous public offering through November 1, 2023, we have issued approximately 37,704,808 shares of Class S common stock, approximately 2,465,413 shares of Class D common stock, and approximately 16,676,431 shares of Class I common stock for gross proceeds of approximately $383.1 million, approximately $25.0 million, and approximately $167.8 million respectively, including $1,000 of seed capital contributed by OTCA in September 2021 and approximately $50.0 million in gross proceeds raised from entities affiliated with the Adviser. In addition, we have issued approximately 124,908,654 shares of our Class I common stock issued in a private placement issued to feeder vehicles primarily created to hold our Class I shares for gross proceeds of approximately $1,255.9 million.
Under the terms of our Investment Advisory Agreement, upon satisfaction of the minimum offering requirement, our Adviser is entitled to receive up to 1.50% of gross proceeds raised in our continuous public offering until all organization and offering costs funded by our Adviser or its affiliates have been recovered. However, we estimate that we will incur approximately $3.4 million of offering expenses in connection with this offering, or approximately 0.07% of the gross proceeds, assuming maximum gross proceeds of $5 billion. Any reimbursements will not exceed actual expenses incurred by our Adviser and its affiliates.
The following tables set forth our estimate of how we intend to use the gross proceeds from this offering. The tables assume that 33% of our gross offering proceeds are from the sale of Class S shares, 33% of our gross offering proceeds are from the sale of Class D shares and 33% of our gross offering proceeds are from the sale of Class I shares. The number of shares of each class sold and the relative proportions in which the classes of shares are sold are uncertain and may differ significantly from what is shown in the tables below. Because amounts in these tables are estimates, they may not accurately reflect the actual receipt or use of the offering proceeds.
We intend to use the net proceeds from this offering to make investments in accordance with our investment objectives, and to fund repurchases under our share repurchase plan.
The following table presents information regarding the use of proceeds raised in this offering with respect to Class S shares:

	Maximum Offering of $1,666,666,667 in Class S shares
	Amount	%
Gross Proceeds(1)	$1,666,666,667	100%
Less Offering Expenses:
Upfront Sales Load(2)	$—	0.0%
Organizational and Offering Expenses(3)	$1,118,858	0.07%

Net Proceeds/Amount Available for Investments(4)	$1,665,547,809	99.93%

10
8

The following table presents information regarding the use of proceeds raised in this offering with respect to Class D shares:

	Maximum Offering of $1,666,666,667 in Class D shares
	Amount	%
Gross Proceeds(1)	$1,666,666,667	100%
Less Upfront Sales Load and Offering Expenses:
Upfront Sales Load(2)	$—	0.0%
Organizational and Offering Expenses(3)	$1,118,858	0.07%

Net Proceeds/Amount Available for Investments(4)	$1,665,547,809	99.93%
The following table presents information regarding the use of proceeds raised in this offering with respect to Class I shares:

	Maximum Offering of $1,666,666,667 in Class I shares
	Amount	%
Gross Proceeds(1)	$1,666,666,667	100%
Less Upfront Sales Load and Offering Expenses:
Upfront Sales Load(2)	$—	0.0%
Organizational and Offering Expenses(3)	$1,118,858	0.07%

Net Proceeds/Amount Available for Investments(4)	$1,665,547,809	99.93%

(1)
Gross offering proceeds do not include the Upfront Sales Load, if any, payable to a financial intermediary. We intend to file post-effective amendments to the registration statement of which this prospectus is a part to allow us to continue this continuous public offering.

(2)
No Upfront Sales Loads be paid to the Company or Dealer Manager with respect to Class S shares, Class D shares or Class I shares, however, if subscribers purchase Class S shares or Class D shares through certain financial intermediaries, those financial intermediates may directly charge subscribers transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided
that the selling agents limit such charges to 1.50% of the net offering price per share for each Class D share and 3.50% of the net offering price per share for each Class S share. Financial intermediaries will not charge such fees on Class I shares. We will also pay the following ongoing servicing fees to the dealer manager, subject to FINRA limitations on underwriting compensation: (a) for Class S shares only, an ongoing servicing fee equal to 0.85% per annum of the aggregate net asset value for the Class S shares and (b) for Class D shares only, an ongoing servicing fee equal to 0.25% per annum of the aggregate net asset value for the Class D shares, in each case, payable monthly. The total amount that will be paid over time for ongoing servicing fees depends on the average length of time for which shares remain outstanding, the term over which such amount is measured and the performance of our investments, and is not expected to be paid from sources other than cash flow from operating activities. See “Plan of Distribution — Compensation Paid to the Dealer Manager and Participating Broker-Dealers —
 Upfront Sales Load
” and “—
 Ongoing Servicing Fees
.”

(3)
The organization and offering expense numbers shown above represent our estimates of expenses to be incurred by us in connection with this offering and include estimated wholesaling expenses reimbursable by us. See “Plan of Distribution” for examples of the types of organization and offering expenses we may incur.

(4)
A percentage of net assets attributable to shares of common stock will be used for the payment of the base management fee, incentive fees, interest payments on borrowed funds, acquired funds fees and expenses, and other expenses (including general and administrative expenses), which may result in a deduction of 10.80%, 10.20%, and 9.95% for total net annual expenses of Class S shares, Class D shares, and Class I

10
9

shares, respectively. See “Fees and Expenses.” The ongoing servicing fees are similar to sales commissions in that the servicing expenses borne by the Dealer Manager, its affiliates, participating broker-dealers and financial representatives may be different from and substantially less than the amount of ongoing servicing fees charged.

1
1
0

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS
The information in this section contains forward-looking statements that involve risks and uncertainties. Please see “Risk Factors” and “Special Note Regarding Forward-Looking Statements” for a discussion of the uncertainties, risks and assumptions associated with these statements. You should read the following discussion in conjunction with the financial statements and related notes and other financial information appearing elsewhere in this prospectus.
Overview
Blue Owl Technology Income Corp. (f/k/a Owl Rock Technology Income Corp.) (the “Company”, “we”, “us”, or “our”) is an externally managed, non-diversified closed-end management investment company that has elected to be treated as a business development company (“BDC”) under the 1940 Act. Formed as a Maryland corporation on June 22, 2021, we were advised by Blue Owl Technology Credit Advisors LLC (f/k/a Owl Rock Technology Advisors LLC) (“OTCA”) from October 1, 2021 to November 30, 2021. As of November 30, 2021, we are advised by Blue Owl Technology Credit Advisors II LLC (f/k/a Owl Rock Technology Advisors II LLC) (our “Adviser”), which is responsible for sourcing potential investments, conducting due diligence on prospective investments, analyzing investment opportunities, structuring investments and monitoring our portfolio on an ongoing basis. The Adviser is registered as an investment adviser with the Securities and Exchange Commission (“SEC”). We have elected to be treated as a RIC under Subchapter M of the Code, and we intend to operate in a manner so as to continue to qualify for the tax treatment applicable to RICs. On December 9, 2021, we formed a wholly-owned subsidiary, OR Tech Lending IC LLC, a Delaware limited liability company, which holds a California finance lenders license. OR Tech Lending IC LLC makes loans to borrowers headquartered in California. From time to time, we may form wholly-owned subsidiaries to facilitate the normal course of business.
We are managed by our Adviser. Our Adviser is an indirect affiliate of Blue Owl Capital Inc. (“Blue Owl”) (NYSE: OWL) and part of Blue Owl’s Credit platform, which focuses on direct lending. Our Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Subject to the overall supervision of our Board, our Adviser manages the day-to-day operations of, and provides investment advisory and management services to, us. The Adviser or its affiliates may engage in certain organizational activities and receive attendant arrangement, structuring or similar fees. Our Adviser is responsible for managing our business and activities, including sourcing investment opportunities, conducting research, performing diligence on potential investments, structuring our investments, and monitoring our portfolio companies on an ongoing basis through a team of investment professionals.
We rely on an exemptive order issued to an affiliate of the Adviser that permits us to offer multiple classes of shares of common stock and to impose asset-based servicing and distribution fees and early withdrawal fees. On September 30, 2021, an affiliate of the Adviser (the “Initial Shareholder”) purchased 100 shares of our Class I common stock at $10.00 per share, which represents the initial public offering price of such shares. The Initial Shareholder will not tender these shares for repurchase as long as the Adviser remains our investment adviser. There is no current intention for the Adviser to discontinue its role. On October 6, 2021, we received a subscription agreement, totaling $50.0 million for the purchase of Class I common shares of our common stock from Owl Rock Feeder FIC ORTIC LLC (“Feeder FIC ORTIC”) and Blue Owl Capital Holdings LP (“Blue Owl Holdings”), entities affiliated with the Adviser. We had called all of the $50.0 million under the subscription agreement as of September 30, 2023. On March 31, 2022, we commenced our follow-on offering, on a continuous basis, of up to $5,000,000,000 in any combination of amount of shares of Class S, Class D and Class I common stock. On December 15, 2023, we registered an additional $5,000,000,000 in any combination of amount of shares of Class S, Class D and Class I common stock as a part of the follow-on offering. The share classes have different upfront selling commissions and ongoing servicing fees. Each class of common stock will be offered through Blue Owl Securities LLC (d/b/a Blue Owl Securities) (the “Dealer Manager”). No upfront

11
1

selling commission, dealer manager fees, or other similar placement fees will be paid to us or the Dealer Manager with respect to the Class S and Class D shares, however, if such Class S shares or Class D shares are purchased through certain financial intermediaries, those financial intermediaries may directly charge transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that the selling agents limit such charges to 3.50% of the net offering price per share for each Class S share and 1.50% of the net offering price per share for each Class D share. Class I shares are not subject to upfront selling commissions. Class S, Class D and Class I shares will be offered at initial purchase prices per share of $10.00. Thereafter, the purchase price per share for each class of common stock will vary and will not be sold at a price below our net asset value per share of such class, as determined in accordance with our share pricing policy, plus applicable upfront selling commissions.
Since meeting the minimum offering requirement and commencing our continuous public offering through September 30, 2023, we have issued 34,028,471 shares of Class S common stock, 2,063,645 shares of Class D common stock, and 15,424,282 shares of Class I common stock, exclusive of any tender offers, for gross proceeds of $345.2 million, $20.9 million, and $155.0 million, respectively, including $1,000 of seed capital contributed by our Initial Shareholder. We have issued 114,274,522 shares of our Class I common stock to feeder vehicles primarily created to hold our Class I shares in a Private Offering and raised gross proceeds of approximately $1,146.9 million.
Our Adviser also serves as investment adviser to Blue Owl Technology Finance Corp. II (f/k/a Owl Rock Technology Finance Corp. II).
Blue Owl consists of three investment platforms: (1) Credit, which focuses on direct lending, (2) GP Strategic Capital, which focuses on providing capital to institutional alternative asset managers, and (3) Real Estate, which focuses on real estate strategies. Blue Owl’s Credit platform is comprised of the Adviser, OTCA, Blue Owl Credit Advisors LLC (“OCA”), Blue Owl Diversified Credit Advisors LLC (“ODCA”), and Blue Owl Credit Private Fund Advisors LLC (“OPFA,” and together with the Adviser, OCA, OTCA, and ODCA, the “Blue Owl Credit Advisers”), which are also investment advisers. As of September 30, 2023, the Adviser and its affiliates had $79.5 billion of assets under management across the Blue Owl Credit platform.
The management of our investment portfolio is the responsibility of the Adviser and the Technology Lending Investment Committee. We consider these individuals to be our portfolio managers. The investment team is led by Douglas I. Ostrover, Marc S. Lipschultz and Craig W. Packer and is supported by certain members of the Adviser’s senior executive team and the Technology Lending Investment Committee. The Technology Lending Investment Committee is comprised of Douglas I. Ostrover, Marc S. Lipschultz, Craig W. Packer, Alexis Maged, Erik Bissonnette, Pravin Vazirani and Jon ten Oever. The investment team, under the Technology Lending Investment Committee’s supervision, sources investment opportunities, conducts research, performs due diligence on potential investments, structures our investments and will monitor our portfolio companies on an ongoing basis. The Technology Lending Investment Committee meets regularly to consider our investments, direct our strategic initiatives and supervise the actions taken by the Adviser on our behalf. In addition, the Technology Lending Investment Committee reviews and determines whether to make prospective investments (including approving parameters or guidelines pursuant to which investments in broadly syndicated loans may be bought and sold), structures financings and monitors the performance of the investment portfolio. Each investment opportunity requires the approval of a majority of the Technology Lending Investment Committee. Follow-on investments in existing portfolio companies may require the Technology Lending Investment Committee’s approval beyond that obtained when the initial investment in the portfolio company was made. In addition, temporary investments, such as those in cash equivalents, U.S. government securities and other high quality debt investments that mature in one year or less, may require approval by the Technology Lending Investment Committee. The compensation packages of certain Technology Lending Investment Committee members from the Adviser include various combinations of discretionary bonuses and variable incentive compensation based primarily on performance for services provided and may include shares of Blue Owl.

11
2

In addition, we and the Adviser have entered into a dealer manager agreement with Blue Owl Securities and certain participating broker-dealers to solicit capital (the “Dealer Manager Agreement”).
We may be prohibited under the 1940 Act from participating in certain transactions with our affiliates without the prior approval of our directors who are not interested persons and, in some cases, the prior approval of the SEC. We rely on an order for exemptive relief (as amended, the “Order”), that has been granted by the SEC to OCA and certain of its affiliates, to permit us to co-invest with other funds managed by the Adviser or certain of its affiliates in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. Pursuant to such Order, we generally are permitted to co-invest with certain of our affiliates if a “required majority” (as defined in Section 57(o) of the 1940 Act) of our independent directors make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the transactions, including the consideration to be paid, are reasonable and fair to us and our shareholders and do not involve overreaching by us or our shareholders on the part of any person concerned, (2) the transaction is consistent with the interests of our shareholders and is consistent with our investment objective and strategies, (3) the investment by our affiliates would not disadvantage us, and our participation would not be on a basis different from or less advantageous than that on which our affiliates are investing, and (4) the proposed investment by us would not benefit our Adviser or its affiliates or any affiliated person of any of them (other than the parties to the transaction), except to the extent permitted by the Order and applicable law, including the limitations set forth in Section 57(k) of the 1940 Act. In addition, the Order permits us to participate in follow-on investments in our existing portfolio companies with certain affiliates that are private funds if such private funds did not have an investment in such existing portfolio company. The Blue Owl Credit Advisers’ investment allocation policy seeks to ensure equitable allocation of investment opportunities over time between us and/or other funds managed by our Adviser or its affiliates. As a result of the Order, there could be significant overlap in our investment portfolio and investment portfolios of the other funds managed by the Adviser or its affiliates that could avail themselves of the Order and have an investment objective similar to ours.
We have elected to be regulated as a BDC under the 1940 Act and as a RIC for U.S. federal income tax purposes under the Code. As a result, we are required to comply with various statutory and regulatory requirements, such as:

•	the requirement to invest at least 70% of our assets in “qualifying assets,” as such term is defined in the 1940 Act;

•	source of income limitations;

•	asset diversification requirements; and

•	the requirement to distribute (or be treated as distributing) in each taxable year at least 90% of our investment company taxable income and tax-exempt interest for that taxable year.
Our Investment Framework
We are a Maryland corporation organized primarily to originate and make loans to, and make debt and equity investments in, technology-related companies based primarily in the United States. Our investment objective is to maximize total return by generating current income from our debt investments and other income producing securities, and capital appreciation from our equity-related investments. Since our Adviser and its affiliates began investment activities in April 2016 through September 30, 2023, our Adviser and its affiliates have originated $82.5 billion of aggregate principal amount of investments, of which $78.8 billion of aggregate principal amount of investments prior to any subsequent exits or repayments, was retained by either us or a corporation or fund advised by our Adviser or its affiliates.
We invest in a broad range of established and high growth technology related companies that capitalize on the large and growing demand for technology products and services. These companies use technology

11
3

extensively to improve their business processes, applications and opportunities or seek to grow through technological developments and innovations. These companies operate in technology-related industries or sectors which include, but are not limited to, application software, systems software, healthcare information technology, technology services and infrastructure, financial technology and internet and digital media. Within each industry or sector, we intend to invest in companies that are developing or offering goods and services to businesses and consumers which utilize scientific knowledge, including techniques, skills, methods, devices and processes, to solve problems. We refer to all of these companies as “technology-related” companies and intend, under normal circumstances, to invest at least 80% of the value of our total assets in such businesses.
We leverage Blue Owl’s relationships and existing origination capabilities to focus our investments in companies with an enterprise value of at least $50 million and that are backed by venture capital firms or private equity firms that are active investors in and have an expertise in technology companies and technology-related industries. We expect that our target investments typically will range in size between $20 million and $500 million. Our expected portfolio composition will be majority debt or income producing securities, with a lesser allocation to equity related opportunities. We anticipate that generally any equity related securities we hold will be minority positions. We expect that our investment size will vary with the size of our capital base and we anticipate that our average investment size will be 1-2% of our entire portfolio with no investment size greater than 5%.
We expect that generally our portfolio composition will be majority debt or income producing securities, which may include “covenant-lite” loans (as defined below), with a lesser allocation to equity related opportunities. In addition, we may invest a portion of our portfolio in opportunistic investments and broadly syndicated loans, which will not be our primary focus, but will be intended to enhance returns to our shareholders and from time to time, we may evaluate and enter into strategic portfolio transactions which may result in additional portfolio companies which we are considered to control. These investments may include high-yield bonds and broadly-syndicated loans, including publicly traded debt instruments, which are typically originated and structured by banks on behalf of large corporate borrowers with employee counts, revenues, EBITDAs and enterprise values larger than those of middle-market companies. In addition, our portfolio composition may fluctuate from time to time based on market conditions and interest rates.
Covenants are contractual restrictions that lenders place on companies to limit the corporate actions a company may pursue. Generally, the loans in which we expect to invest will have financial maintenance covenants, which are used to proactively address materially adverse changes in a portfolio company’s financial performance. However, to a lesser extent, we may invest in “covenant-lite” loans. We use the term “covenant-lite” to refer generally to loans that do not have a complete set of financial maintenance covenants. Generally, “covenant-lite” loans provide borrower companies more freedom to negatively impact lenders because their covenants are incurrence-based, which means they are only tested and can only be breached following an affirmative action of the borrower, rather than by a deterioration in the borrower’s financial condition. Accordingly, to the extent we invest in “covenant-lite” loans, we may have fewer rights against a borrower and may have a greater risk of loss on such investments as compared to investments in or exposure to loans with financial maintenance covenants.
We classify our debt investments as “traditional financing” or “growth capital” based on a number of factors. Traditional financings are typically senior secured loans primarily in the form of first lien loans (including “unitranche” loans, which are loans that combine both senior and subordinated debt, generally in a first lien position) and second lien loans. In connection with our senior secured loans, we generally receive a security interest in certain of the assets of the borrower and consequently such assets serve as collateral in support of the repayment of such senior secured loans.
Growth capital investments are typically unsecured obligations of the borrower, and might be structured as unsecured indebtedness, convertible bonds, convertible equity, preferred equity, and common equity. We seek to limit the downside potential of our investments by negotiating covenants in connection with our investments

11
4

consistent with preservation of our capital. Such restrictions may include affirmative covenants (including reporting requirements), negative covenants (including financial covenants), lien protection, change of control provisions and board rights, including either observation rights or rights to a seat on the board under some circumstances. Our equity investments are typically not control-oriented investments and we may structure such equity investments to include provisions protecting our rights as a minority-interest holder.
We target portfolio companies where we can structure larger transactions. As of September 30, 2023, our average investment size in each of our portfolio companies was approximately $28.0 million based on fair value. As of September 30, 2023, investments we classify as traditional financing, excluding certain investments that fall outside of our typical borrower profile, represented 88.5% of our total portfolio based on fair value and these portfolio companies had a weighted average annual revenue of $1.2 billion, a weighted average annual EBITDA of $0.3 billion and a weighted average enterprise value of $6.2 billion. As of September 30, 2023, investments we classify as growth capital represented 8.0% of our total portfolio based on fair value and these portfolio companies had a weighted average annual revenue of $2.2 billion and weighted average enterprise value of $15.2 billion.
The companies in which we invest use our capital primarily to support their growth, acquisitions, market or product expansion, refinancings and/or recapitalizations. The debt in which we primarily invest typically is not rated by any rating agency, but if these instruments were rated, they would likely receive a rating of below investment grade (that is, below BBB- or Baa3), which is often referred to as “high yield” or “junk”.
Key Components of Our Results of Operations
Investments
We focus primarily on originating and making debt and equity investments in technology-related companies based primarily in the United States.
Our level of investment activity (both the number of investments and the size of each investment) can and will vary substantially from period to period depending on many factors, including the amount of debt and equity capital available to middle-market companies, the level of merger and acquisition activity for such companies, the general economic environment and the competitive environment for the types of investments we make.
In addition, as part of our risk strategy on investments, we may reduce the levels of certain investments through partial sales or syndication to additional lenders.
Revenues
We generate revenues primarily in the form of interest income from the investments we hold. In addition, we may generate income from dividends on either direct equity investments or equity interests obtained in connection with originating loans, such as options, warrants or conversion rights. Our debt investments typically have a term of three to ten years. As of September 30, 2023, 100.0% of our debt investments based on fair value bear interest at a floating rate, subject to interest rate floors, in certain cases. Interest on our debt investments is generally payable either monthly or quarterly.
Our investment portfolio may consist of floating rate loans. Macro trends in base interest rates like SOFR, and any other alternative reference rates may affect our net investment income over the long term. However, because we generally intend to originate loans to a small number of portfolio companies each quarter, and those investments may vary in size, our results in any given period, including the interest rate on investments that were sold or repaid in a period compared to the interest rate of new investments made during that period, may often be idiosyncratic, and may reflect the characteristics of the particular portfolio companies that we invested in or exited during the period and not necessarily any trends in our business or macro trends.

11
5

Loan origination fees, original issue discount and market discount or premium are capitalized, and we accrete or amortize such amounts under U.S. generally accepted accounting principles (“U.S. GAAP”) as interest income using the effective yield method for term instruments and the straight-line method for revolving or delayed draw instruments. Repayments of our debt investments can reduce interest income from period to period. The frequency or volume of these repayments may fluctuate significantly. We record prepayment premiums on loans as interest income. We may also generate revenue in the form of commitment, loan origination, structuring, or due diligence fees, fees for providing managerial assistance to our portfolio companies and possibly consulting fees.
Dividend income on equity investments is recorded on the record date for private portfolio companies or on the ex-dividend date for publicly traded companies.
Our portfolio activity may also reflect the proceeds from sales of investments. We recognize realized gains or losses on investments based on the difference between the net proceeds from the disposition and the amortized cost basis of the investment without regard to unrealized gains or losses previously recognized. We record current period changes in fair value of investments that are measured at fair value as a component of the net change in unrealized gains (losses) on investments in the Consolidated Statements of Operations.
Expenses
Our primary operating expenses include the payment of the management fee, performance based incentive fee, expenses reimbursable under the Administration Agreement and Investment Advisory Agreement, legal and professional fees and other operating expenses. The management fee and performance based incentive fee compensate our Adviser for work in identifying, evaluating, negotiating, closing, monitoring and realizing our investments.
Except as specifically provided below, all investment professionals and staff of the Adviser, when and to the extent engaged in providing investment advisory and management services to us, and the base compensation, bonus and benefits, and the routine overhead expenses of such personnel allocable to such services, are provided and paid for by the Adviser. We bear our allocable portion of the compensation paid by the Adviser (or its affiliates) to our Chief Compliance Officer and Chief Financial Officer and their respective staffs (based on a percentage of time such individuals devote, on an estimated basis, to our business affairs). We bear all other costs and expenses of our operations, administration and transactions, including, but not limited to (i) investment advisory fees, including management fees and incentive fees, to the Adviser, pursuant to the Investment Advisory Agreement; (ii) our allocable portion of overhead and other expenses incurred by the Adviser in performing its administrative obligations under the Administration Agreement; and (iii) all other expenses of our operations and transactions including, without limitation, those relating to:

•
expenses deemed to be “organization and offering expenses” for purposes of Conduct Rule 2310(a)(12) of the Financial Industry Regulatory Authority (“FINRA”) (exclusive of commissions, the dealer manager fee, any discounts and other similar expenses paid by investors at the time of sale of our stock);

•	the cost of corporate and organizational expenses relating to offerings of shares of our common stock;

•	the cost of calculating our net asset value, including the cost of any third-party valuation services;

•	the cost of effecting any sales and repurchases of our common stock and other securities;

•	fees and expenses payable under any dealer manager agreements, if any;

•	debt service and other costs of borrowings or other financing arrangements;

•	costs of hedging;

11
6

•
expenses, including travel expense, incurred by the Adviser, or members of the investment team, or payable to third parties, performing due diligence on prospective portfolio companies and, if necessary, enforcing our rights;

•	escrow agent, transfer agent and custodial fees and expenses;

•	fees and expenses associated with marketing efforts;

•	federal and state registration fees, any stock exchange listing fees and fees payable to rating agencies;

•	U.S. federal, state and local taxes;

•	independent directors’ fees and expenses, including certain travel expenses;

•
costs of preparing financial statements and maintaining books and records and filing reports or other documents with the SEC (or other regulatory bodies) and other reporting and compliance costs, including registration fees, listing fees and licenses, and the compensation of professionals responsible for the preparation of the foregoing;

•	the costs of any reports, proxy statements or other notices to our shareholders (including printing and mailing costs);

•	the costs of any shareholder or director meetings and the compensation of personnel responsible for the preparation of the foregoing and related matters;

•	commissions and other compensation payable to brokers or dealers;

•	research and market data;

•	fidelity bond, directors’ and officers’ errors and omissions liability insurance and other insurance premiums;

•	direct costs and expenses of administration, including printing, mailing, long distance telephone and staff;

•	fees and expenses associated with independent audits, outside legal and consulting costs;

•	costs of winding up;

•	costs incurred in connection with the formation or maintenance of entities or vehicles to hold our assets for tax or other purposes;

•	extraordinary expenses (such as litigation or indemnification); and

•	costs associated with reporting and compliance obligations under the 1940 Act and applicable federal and state securities laws.
We expect, but cannot assure, that our general and administrative expenses will increase in dollar terms during periods of asset growth, but will decline as a percentage of total assets during such periods.
Expense Support and Conditional Reimbursement Agreement
On November 30, 2021, we entered into an Expense Support and Conditional Reimbursement Agreement (the “Expense Support Agreement”) with the Adviser, the purpose of which was to ensure that no portion of our distributions to shareholders represented a return of capital for U.S. federal income tax purposes. The Expense Support Agreement became effective as of the date that we met the minimum offering requirement.
On a quarterly basis, the Adviser reimbursed us for “Operating Expenses” (as defined below) in an amount equal to the excess of our cumulative distributions paid to our shareholders in each quarter over “Available Operating Funds” (as defined below) received by us on account of our investment portfolio during such quarter. Any payments that the Adviser was required to make pursuant to the preceding sentence are referred to herein as an “Expense Payment”.

Under the Expense Support Agreement, “Operating Expenses” was defined as all of our operating costs and expenses incurred, as determined in accordance with generally accepted accounting principles for investment companies. “Available Operating Funds” was defined as the sum of (i) our estimated investment company taxable income (including realized net short-term capital gains reduced by realized net long-term capital losses), (ii) our realized net capital gains (including the excess of realized net long-term capital gains over realized net short-term capital losses) and (iii) dividends and other distributions paid to us on account of preferred and common equity investments in portfolio companies, if any (to the extent such amounts listed in clause (iii) are not included under clauses (i) and (ii) above).
The Adviser’s obligation to make Expense Payments automatically became a liability of the Adviser and the right to such Expense Payment was an asset of ours on the last business day of the applicable quarter. The Expense Payment for any quarter was paid by the Adviser to us in any combination of cash or other immediately available funds, and/or offset against amounts due from us to the Adviser no later than the earlier of (i) the date on which we close our books for such quarter, or (ii) forty-five days after the end of such quarter.
Following any quarter in which Available Operating Funds exceed the cumulative distributions paid by us in respect of such quarter (the amount of such excess being hereinafter referred to as “Excess Operating Funds”), we are required to pay such Excess Operating Funds, or a portion thereof, in accordance with the stipulations below, as applicable, to the Adviser, until such time as all Expense Payments made by the Adviser to us within three years prior to the last business day of such quarter have been reimbursed. Any payments required to be made by us are referred to as a “Reimbursement Payment”.
The amount of the Reimbursement Payment for any quarter shall equal the lesser of (i) the Excess Operating Funds in respect of such quarter and (ii) the aggregate amount of all Expense Payments made by the Adviser to us within three years prior to the last business day of such quarter that have not been previously reimbursed by us to the Adviser. The payment will be reduced to the extent that such Reimbursement Payments, together with all other Reimbursement Payments paid during the fiscal year, would cause Other Operating Expenses defined as our total Operating Expenses, excluding base management fees, incentive fees, organization and offering expenses, distribution and shareholder servicing fees, financing fees and costs, interest expense, brokerage commissions and extraordinary expenses on an annualized basis and net of any Expense Payments received by us during the fiscal year to exceed the lesser of: (i) 1.75% of our average net assets attributable to the shares of our common stock for the fiscal year-to-date period after taking such Expense Payments into account; and (ii) the percentage of our average net assets attributable to shares of our common stock represented by Other Operating Expenses during the fiscal year in which such Expense Payment was made (provided, however, that this clause (ii) shall not apply to any Reimbursement Payment which relates to an Expense Payment made during the same fiscal year).
No Reimbursement Payment for any quarter will be made if: (1) the “Effective Rate of Distributions Per Share” (as defined below) declared by us at the time of such Reimbursement Payment is less than the Effective Rate of Distributions Per Share at the time the Expense Payment was made to which such Reimbursement Payment relates, or (2) our “Operating Expense Ratio” (as defined below) at the time of such Reimbursement Payment is greater than the Operating Expense Ratio at the time the Expense Payment was made to which such Reimbursement Payment relates. Pursuant to the Expense Support Agreement, “Effective Rate of Distributions Per Share” means the annualized rate (based on a 365 day year) of regular cash distributions per share exclusive of returns of capital, distribution rate reductions due to distribution and shareholder fees, and declared special dividends or special distributions, if any. The “Operating Expense Ratio” is calculated by dividing Operating Expenses, less organizational and offering expenses, base management and incentive fees owed to our Adviser, and interest expense, by our net assets.
The specific amount of expenses reimbursed by the Adviser, if any, will be determined at the end of each quarter. We or the Adviser will be able to terminate the Expense Support Agreement at any time, with or without notice. The Expense Support Agreement will automatically terminate in the event of (a) the termination of the

Investment Advisory Agreement, or (b) a determination by our Board to dissolve or liquidate us. Upon termination of the Expense Support Agreement, we will be required to fund any Expense Payments that have not been reimbursed by us to the Adviser.
On March 7, 2023, our Adviser terminated the Expense Support Agreement. However, our obligation to make Reimbursement Payments, subject to the conditions above, survives the termination of the Expense Support Agreement. There are no Reimbursement Payments conditionally due from us to our Adviser.
Expense Deferral Agreement
On March 23, 2022, we entered into the expense deferral agreement (the “Expense Deferral Agreement”) with the Adviser, under which the Adviser has agreed to incur and pay all of our expenses, other than amounts used to pay interest expense and shareholder servicing and/or distribution fees, until we met certain conditions related to the amount of subscriptions we received. The expenses subject to deferral did not include expenses that (1) were previously classified as Expense Payments or Reimbursement Payments under the Expense Support Agreement, or (2) Organization and Offering Expenses in excess of 1.50% of the gross offering proceeds from the sale of our securities.
On May 9, 2023, we and the Adviser amended the Expense Deferral Agreement to provide that the Adviser’s obligation to incur and pay our expenses would cease as of April 30, 2023, and that we would repay the expenses previously incurred by the Adviser on our behalf in eighteen equal installments, upon meeting specified conditions. The first installment will become an obligation of ours when we reach $1.75 billion in Net Subscriptions received from the sale of our common shares, and each of the seventeen remaining installments will become an obligation of ours for each additional $75 million in Net Subscriptions received from the sale of our common shares thereafter.
The Expense Deferral Agreement may be terminated at any time, without the payment of any penalty, by us or the Adviser, with or without notice, and will automatically terminate (i) in the event of the termination of the Investment Advisory Agreement, or (ii) if the Board makes a determination to dissolve or liquidate us. However, our obligation to repay the Adviser the expenses incurred by the Adviser on our behalf upon meeting the specified conditions will survive any termination of the agreement.
Fee Waivers
On March 23, 2022, the Adviser agreed to waive 100% of the base management fee through October 31, 2022. Any portion of the base management fee waived will not be subject to recoupment. For the three and nine months ended September 30, 2023, management fees were $4.4 million and $11.3 million, respectively. For the three and nine months ended September 30, 2022, management fees were $2.0 million and $2.2 million, respectively, of which $2.0 million and $2.2 million were waived for each respective period.
On June 22, 2022, the Adviser agreed to waive 100% of the performance based incentive fee and capital gains based incentive fee through October 31, 2022. Any portion of the incentive fees waived will not be subject to recoupment. For the three and nine months ended September 30, 2023, we incurred performance-based incentive fees of $6.1 million and $15.6 million, respectively. For the three and nine months ended September 30, 2022, we incurred performance-based incentive fees of $3.0 million and $3.9 million, of which $3.0 million and $3.9 million were waived for each respective period.
For the three and nine months ended September 30, 2023 capital gains-based incentive fees were $0.3 million and $0.3 million, respectively. For the three and nine months ended September 30, 2022, there were no capital gains-based incentive fees.

Reimbursement of Administrative Services
We will reimburse our Adviser for the administrative expenses necessary for its performance of services to us. However, such reimbursement will be made at an amount equal to the lower of our Adviser’s actual costs or the amount that we would be required to pay for comparable administrative services in the same geographic location. Also, such costs will be reasonably allocated to us on the basis of assets, revenues, time records or other reasonable methods. We will not reimburse our Adviser for any services for which it receives a separate fee, or for rent, depreciation, utilities, capital equipment or other administrative items allocated to a controlling person of our Adviser.
Leverage
The amount of leverage we use in any period depends on a variety of factors, including cash available for investing, the cost of financing and general economic and market conditions. On September 30, 2021, we received shareholder approval that allowed us to reduce our asset coverage ratio from 200% to 150% effective as of October 1, 2021. As a result, we generally will be permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to the common stock if its asset coverage, as defined in the 1940 Act, would at least be equal to 200% immediately after each such issuance. This reduced asset coverage ratio permits us to double the amount of leverage it can incur. For example, under a 150% asset coverage ratio we may borrow $2 for investment purposes of every $1 of investor equity whereas under a 200% asset coverage ratio we may only borrow $1 for investment purposes for every $1 of investor equity. Our current target leverage ratio is 0.90x-1.25x.
In any period, our interest expense will depend largely on the extent of our borrowing and we expect interest expense will increase as we increase our leverage over time subject to the limits of the 1940 Act. In addition, we may dedicate assets to financing facilities.
Potential Market Trends
We believe the technology investment lending environment provides opportunities for us to meet our goal of making investments that generate an attractive total return based on a combination of the following factors:
Limited Availability of Capital for Technology Companies.
 We believe that technology companies have limited access to capital, driven by a lack of dedicated pools of capital focused on technology companies and a reduction in activity from commercial and investment banks as a result of regulatory and structural factors, industry consolidation and general risk aversion. Traditional lenders, such as commercial and investment banks, generally do not have flexible product offerings that meet the needs of technology-related companies. In recent years, many commercial and investment banks have focused their efforts and resources on lending to large corporate clients and managing capital markets transactions rather than lending to technology-related companies. In addition, these lenders may be constrained in their ability to underwrite and hold loans and high yield securities, as well as their ability to provide equity financing, as they seek to meet existing and future regulatory capital requirements. We also believe that there is a lack of scaled market participants that are willing to provide and hold meaningful amounts of a customized financing solution for technology companies. As a result, we believe our focus on technology-related companies and our ability to invest across the capital structure, coupled with a limited supply of capital providers, presents an attractive opportunity to invest in technology companies.
Capital Markets Have Been Unable to Fill the Void Left by Banks
.
 Access to underwritten bond and syndicated loan markets is challenging for many technology companies due to loan size and liquidity. For example, high yield bonds are generally purchased by institutional investors such as mutual funds and exchange traded funds (“ETFs”) who, among other things, are highly focused on the liquidity characteristics of the bond being issued in order to fund investor redemptions and/or comply with regulatory requirements. Accordingly, the existence of an active secondary market for bonds is an important consideration in these entities’ initial investment decision.

Syndicated loans arranged through a bank are done either on a “best efforts” basis or are underwritten with terms plus provisions that permit the underwriters to change certain terms, including pricing, structure, yield and tenor, otherwise known as “flex”, to successfully syndicate the loan, in the event the terms initially marketed are insufficiently attractive to investors. Loans provided by companies such as ours provide certainty to issuers in that we can commit to a given amount of debt on specific terms, at stated coupons and with agreed upon fees. As we are the ultimate holder of the loans, we do not require market “flex” or other arrangements that banks may require when acting on an agency basis. In addition, our Adviser has teams focused on both liquid credit and private credit and these teams are able to collaborate with respect to syndicated loans.
Secular Trends Supporting Growth for Private Credit.
 According to Gartner, a research and advisory company, global technology spend was $4.4 trillion in 2022 and is expected to grow to more than $4.5 trillion in 2023. We believe global demand for technology products and services will continue to grow rapidly, and that growth will stimulate demand for capital from technology companies which will continue to require access to capital to refinance existing debt, support growth and finance acquisitions. We believe that periods of market volatility such as the current period of market volatility caused, in part, by elevated inflation, rising interest rates, and current geopolitical conditions, have accentuated the advantages of private credit. The availability of capital in the liquid credit market is highly sensitive to market conditions whereas we believe private lending has proven to be a stable and reliable source of capital through periods of volatility. We believe the opportunity set for private credit will continue to expand even after the public markets reopen to normal levels. Financial sponsors and companies today are familiar with direct lending and have seen firsthand the strong value proposition that a private solution can offer. Scale, certainty of execution and flexibility all provide borrowers with a compelling alternative to the syndicated and high yield markets. Based on our experience, there is an emerging trend where higher quality credits that have traditionally been issuers in the syndicated and high yield markets are increasingly seeking private solutions independent of credit market conditions. In our view, this is supported by financial sponsors wanting to work with collaborative financing partners that have scale and breadth of capabilities. We believe the large amount of uninvested capital held by funds of private equity firms, estimated by Preqin Ltd., an alternative assets industry data and research company, to be $2.6 trillion as of June 30, 2023, coupled with a growing focus on technology investing by private equity sponsors, will continue to drive deal activity. We expect that technology companies, private equity sponsors, venture capital firms, and entrepreneurs will continue to seek partners to provide flexible financing for their businesses with debt and equity investments provided by companies such as us.
Attractive Investment Dynamics.
 An imbalance between the supply of, and demand for, capital creates attractive pricing dynamics. With respect to the debt investments in technology companies, we believe the directly negotiated nature of such financings generally provides more favorable terms to the lender, including stronger covenant and reporting packages, better call protection, and lender protective change of control provisions. Further, we believe that historical default rates for technology and software companies have been lower, and recovery rates have been higher, as compared to the broader leveraged finance market, leading to lower cumulative losses. With respect to equity and equity-linked investments, we will seek to structure these investments with meaningful shareholder protections, including, but not limited to, anti-dilution, anti-layering, and liquidation preferences, which we believe will create the potential for meaningful risk-adjusted long-term capital gains in connection with the future liquidity events of these technology companies. Lastly, we believe that in the current environment, lenders with available capital may be able to take advantage of attractive investment opportunities and may be able to achieve improved economic spreads and documentation terms.
Compelling Business Models.
 We believe that the products and services that technology companies provide often have high switching costs and are fundamental to the operations and success of their customers. We generally invest in dominant or growing players in niche markets that are selling products to established customer bases. As a result, technology companies have attributes that make them compelling investments, including strong customer retention rates, and highly recurring and predictable revenue. Further, technology companies are typically highly capital efficient, with limited capital expenditures and high free cash flow conversion. In addition, the replicable nature of technology products creates substantial operating leverage which typically results in strong profitability.

We believe that software businesses make compelling investments because they are inherently diversified into a variety of sectors due to end market applications and have been one of the more defensive sectors throughout economic cycles.
Attractive Opportunities in Investments in Technology Companies.
 We invest in the debt and equity of technology companies. We believe that opportunities in the debt of technology companies are significant because of the floating rate structure of most senior secured debt issuances and because of the strong defensive characteristics of these types of investments. We believe that debt issued with floating interest rates offer a superior return profile as compared with fixed-rate investments, since floating rate structures are generally less susceptible to declines in value experienced by fixed-rate securities in a rising interest rate environment. Senior secured debt also provides strong defensive characteristics. Senior secured debt has priority in payment among an issuer’s security holders whereby holders are due to receive payment before junior creditors and equity holders. Further, these investments are generally secured by the issuer’s assets, which may provide protection in the event of a default.
We believe that opportunities in the equity of technology companies are significant because of the potential to generate meaningful capital appreciation by participating in the growth in the portfolio company and the demand for its products and services. Moreover, we believe that the high-growth profile of a technology company will generally make it a more attractive candidate for a liquidity event than a company in a non-high growth industry.
Portfolio and Investment Activity
On November 23, 2021, we entered into a warehouse agreement with Cliffwater Corporate Lending Fund (“Cliffwater”) to warehouse $200.0 million of loans. We and Cliffwater agreed to increase the size of the warehouse to fund additional investments as needed. The warehouse agreement created a forward obligation for Cliffwater to sell and a forward obligation for us to purchase certain investments owned and held by Cliffwater at our request. We had no obligation to purchase the investments under the warehouse agreement before aggregate subscriptions for our shares reached $450.0 million. On May 2, 2022, we broke escrow and utilized net equity proceeds to purchase $376.1 million of funded principal with an aggregate cost of $371.0 million from Cliffwater, inclusive of $55.2 million of unfunded commitments. The warehouse agreement terminated upon us purchasing the last investment from Cliffwater in May 2022.
On March 21, 2022, the Board approved multiple purchase agreements with Macquarie US Trading LLC (“Macquarie”) and certain of its affiliates (each, a “Financing Provider” and collectively, the “Financing Providers”). Under the purchase agreements, we had forward obligations to settle the purchase of certain investments (the “Warehouse Investments”) from the Financing Providers, each of whom was obligated to settle the sale of such investments subject to the following conditions: (a) we received a minimum of $450.0 million of subscriptions; and (b) the Board approved the purchase of the specific Warehouse Investments. As of May 10, 2022, conditions under the purchase agreement were met and we became obligated to settle $129.2 million of funded principal at the end of the respective minimum day count for each warehouse investment. As of September 30, 2023, we had settled our required obligations under the purchase agreements.
As of September 30, 2023, based on fair value, our portfolio consisted of 83.7% first lien senior debt investments (of which 36.8% we consider to be unitranche debt investments (including “last out” portions of such loans)), 8.3% second lien senior secured debt investments, 6.7% preferred equity investments, and 1.3% common equity investments.
As of September 30, 2023, our weighted average total yield of the portfolio at fair value and amortized cost was 11.9% and 11.9%, respectively, and our weighted average yield of accruing debt and income producing securities at fair value and amortized cost was 12.1% and 12.1%, respectively. As of September 30, 2023, the weighted average spread of total debt investments was 6.1%.

As of September 30, 2023, we had investments in 102 portfolio companies with an aggregate fair value of $2.9 billion. As of September 30, 2023, we had net leverage of 0.74x debt-to-equity.
We expect the pace of our originations to vary with the pace of repayments and the pace at which we raise funds in our public and private offerings. Currently, uncertainty around the pace of inflation growth, in conjunction with elevated interest rates and slowing global gross domestic product growth continue to weigh on mergers and acquisitions, though activity has picked up from earlier in the year. We have seen more new deal opportunities from refinancings, add-on acquisitions and buyout activity over the quarter; however, because we have continued to raise funds in our public and private offerings, the pace of our originations is strong and the credit quality of our portfolio has been consistent. We continue to focus on investing in industries we view as recession resistant and that we are familiar with, including service oriented sectors such as software and healthcare and on additional financings to our existing borrowers. Blue Owl serves as the administrative agent on many of our investments and the majority of our investments are supported by sophisticated financial sponsors who provide operational and financial resources. In addition, the current lending environment is favorable to direct lenders, which gives us the ability to structure the terms and spreads of such deals to include wider spreads, lower loan to values, extended call protection, attractive leverage profiles and credit protection. We are continuing to monitor the effect that market volatility, including as a result of an elevated interest rate environment may have on our portfolio companies and our investment activities.
Many of the companies in which we invest have experienced relief and are experiencing improved profitability from earlier supply chain disruptions and elements of geopolitical, economic and financial market instability. In addition, we have seen a moderation in input costs which has helped to offset the impact of rising rates and support growth. These companies are continuing to see solid demand with modest growth both in revenues and EBITDA. However, in the event that the U.S. economy enters into a recession, it is possible that the results of some of the middle market companies similar to those in which we invest could experience deterioration. While we are not seeing signs of an overall, broad deterioration in our results or those of our portfolio companies at this time, there can be no assurance that the performance of certain of our portfolio companies will not be negatively impacted by economic conditions, which could have a negative impact on our future results.
Our investment activity for the three months ended September 30, 2023 and 2022 and the year ended December 31, 2022 are presented below (information presented herein is at par value unless otherwise indicated).

	For the Three Months Ended September 30,
($ in thousands)	2023	2022
New investment commitments
Gross originations	$632,311	$800,383
Less: Sell downs	(7,313)	—

Total new investment commitments	$624,998	$800,383

Principal amount of investments funded:
First-lien senior secured debt investments	$548,985	$601,828
Second-lien senior secured debt investments	7,572	55,875
Preferred equity investments	—	71,791
Common equity investments	7,500	16,554

Total principal amount of investments funded	$564,057	$746,048

Principal amount of investments sold or repaid:
First-lien senior secured debt investments	$(21,176)	$—
Second-lien senior secured debt investments	(7,187)	—
Unsecured debt investments	—	—
Preferred equity investments	(11,800)	—
Common equity investments	—	—

Total principal amount of investments sold or repaid	$(40,163)	$—

	For the Three Months Ended September 30,
($ in thousands)	2023	2022
Number of new investment commitments in new portfolio companies (1)	29	13
Average new investment commitment amount in new portfolio companies (1)	$19,397	$61,568
Weighted average term for new debt investment commitments (in years)	5.8	6.7
Percentage of new debt investment commitments at floating rates	100.0%	100.0%
Percentage of new debt investment commitments at fixed rates	—%	—%
Weighted average interest rate of new debt investment commitments (2)	11.3%	10.0%
Weighted average spread over applicable base rate of new debt investment commitments at floating rates	5.9%	6.2%

(1)	Number of new investment commitments represents commitments to a particular portfolio company.
(2)
Assumes each floating rate commitment is subject to the greater of the interest rate floor (if applicable) or 3-month SOFR, which was 5.40% as of September 30, 2023 or 3-month LIBOR, which was 3.75% as of September 30, 2022.

($ in thousands)	For the Year Ended December 31, 2022 (1)
New investment commitments
Gross originations	$2,271
Less: Sell downs	(28)

Total new investment commitments	$2,243

Principal amount of investments funded:
First-lien senior secured debt investments	$1,507
Second-lien senior secured debt investments	238
Preferred equity investments	183
Common equity investments	31

Total principal amount of investments funded	$1,959

Number of new investment commitments in new portfolio companies (2)	63
Average new investment commitment amount	$35,600
Weighted average term for new debt investment commitments (in years)	6.4
Percentage of new debt investment commitments at floating rates	100.0%
Percentage of new debt investment commitments at fixed rates	—%
Weighted average interest rate of new debt investment commitments (3)	10.8%
Weighted average spread over applicable base rate of new floating rate debt investment commitments	6.2%

(1)	The Company commenced operations on May 2, 2022.
(2)	Number of new investment commitments represents commitments to a particular portfolio company.
(3)	Assumes each floating rate commitment is subject to the greater of the interest rate floor (if applicable) or 3-month SOFR, which was 4.59% as of December 31, 2022.

The table below presents our investments at amortized cost and fair value as of the following periods:

	As of		As of
	September 30, 2023		December 31, 2022
($ in thousands)	Amortized Cost	Fair Value	Amortized Cost	Fair Value

First-lien senior secured debt investments (1)	$2,374,884	$2,388,981	$1,559,332	$1,558,578
Second-lien senior secured debt investments	241,459	236,794	235,671	$226,686
Preferred equity investments (2)	199,067	190,867	185,520	$181,670
Common equity investments	37,504	38,410	29,967	$29,935

Total Investments	$2,852,914	$2,855,052	$2,010,490	$1,996,869

(1)	36.8% and 47.3% of which we consider unitranche loans as of September 30, 2023 and December 31, 2022, respectively.
(2)	Includes equity investment in LSI Financing 1 DAC (“LSI Financing”).
We use GICs for classifying the industry groupings of our portfolio companies. The table below presents the industry composition of investments based on fair value as of the following periods:

	As of
	September 30, 2023	December 31, 2022
Aerospace & Defense	2.1%	2.2%
Application Software	15.9%	18.2%
Banks	2.1%	—%
Beverages	1.7%	2.5%
Buildings & Real Estate	0.7%	1.0%
Building Products	0.4%	—%
Commercial Services & Supplies	4.4%	5.1%
Construction & Engineering	0.6%	0.5%
Containers & Packaging	0.9%	1.1%
Diversified Consumer Services	1.3%	1.5%
Diversified Financial Services	3.0%	2.5%
Electrical Equipment	3.5%	5.0%
Energy Equipment & Services	0.2%	—%
Food & Staples Retailing	5.4%	7.5%
Health Care Equipment & Supplies	0.9%	0.2%
Health Care Providers & Services	2.7%	3.1%
Health Care Technology	11.7%	10.9%
Insurance	7.3%	3.8%
IT Services	7.0%	6.9%
Life Sciences Tools & Services	2.0%	0.3%
Pharmaceuticals (1)	0.8%	0.6%
Professional Services	4.3%	0.4%
Real Estate Management & Development	2.6%	1.2%
Road & Rail	—%	0.2%
Specialty Retail	—%	2.0%
Systems Software	18.5%	23.3%

Total	100.0%	100.0%

(1)	Includes equity investment in LSI Financing.

We classify the industries of our portfolio companies be end-market (such as health care technology) and not by the product or services (such as software) directed to those end-markets.
The table below presents investments by geographic composition based on fair value as of the following periods:

	As of
	September 30, 2023	December 31, 2022
United States:
Midwest	14.3%	12.0%
Northeast	23.4%	25.9%
South	29.4%	35.2%
West	21.9%	21.7%
International	11.0%	5.2%

Total	100.0%	100.0%

The table below presents the weighted average yields and interest rates of our investments at fair value as of the following periods:

	As of
	September 30, 2023	December 31, 2022
Weighted average total yield of portfolio	11.9%	11.0%
Weighted average total yield of debt and income producing securities	12.1%	11.2%
Weighted average interest rate of debt securities	11.4%	6.2%
Weighted average spread over base rate of all floating rate investments	6.1%	6.2%
The weighted average yield of our accruing debt and income producing securities is not the same as a return on investment for our shareholders but, rather, relates to our investment portfolio and is calculated before the payment of all of our and our subsidiaries’ fees and expenses. The weighted average yield was computed using the effective interest rates as of each respective date, including accretion of original issue discount and loan origination fees, but excluding investments on non-accrual status, if any. There can be no assurance that the weighted average yield will remain at its current level.
Our Adviser monitors our portfolio companies on an ongoing basis. It monitors the financial trends of each portfolio company to determine if they are meeting their respective business plans and to assess the appropriate course of action with respect to each portfolio company. Our Adviser has several methods of evaluating and monitoring the performance and fair value of our investments, which may include the following:

•	assessment of success of the portfolio company in adhering to its business plan and compliance with covenants;

•	periodic and regular contact with portfolio company management and, if appropriate, the financial or strategic sponsor, to discuss financial position, requirements and accomplishments;

•	comparisons to other companies in the portfolio company’s industry; and

•	review of monthly or quarterly financial statements and financial projections for portfolio companies.
As part of the monitoring process, our Adviser employs an investment rating system to categorize our investments. In addition to various risk management and monitoring tools, our Adviser will rate the credit risk of all investments on a scale of 1 to 5.

This system is intended primarily to reflect the underlying risk of a portfolio investment relative to our initial cost basis in respect of such portfolio investment (i.e., at the time of origination or acquisition), although it may also take into account the performance of the portfolio company’s business, the collateral coverage of the investment and other relevant factors. The rating system is as follows:

Investment Rating	Description
1	Investments rated 1 involve the least amount of risk to our initial cost basis. The borrower is performing above expectations, and the trends and risk factors for this investment since origination or acquisition are generally favorable;

2	Investments rated 2 involve an acceptable level of risk that is similar to the risk at the time of origination or acquisition. The borrower is generally performing as expected and the risk factors are neutral to favorable. All investments or acquired investments in new portfolio companies are initially assessed a rating of 2;

3	Investments rated 3 involve a borrower performing below expectations and indicates that the loan’s risk has increased somewhat since origination or acquisition;

4	Investments rated 4 involve a borrower performing materially below expectations and indicates that the loan’s risk has increased materially since origination or acquisition. In addition to the borrower being generally out of compliance with debt covenants, loan payments may be past due (but generally not more than 120 days past due); and

5	Investments rated 5 involve a borrower performing substantially below expectations and indicates that the loan’s risk has increased substantially since origination or acquisition. Most or all of the debt covenants are out of compliance and payments are substantially delinquent. Loans rated 5 are not anticipated to be repaid in full and we will reduce the fair market value of the loan to the amount we anticipate will be recovered.
Our Adviser rates the investments in our portfolio at least quarterly and it is possible that the rating of a portfolio investment may be reduced or increased over time. For investments rated 3, 4 or 5, our Adviser enhances its level of scrutiny over the monitoring of such portfolio company.
The Adviser has built out its portfolio management team to include workout experts who closely monitor our portfolio companies and who, on at least a quarterly basis, assess each portfolio company’s operational and liquidity exposure and outlook to understand and mitigate risks; and, on at least a monthly basis, evaluates existing and newly identified situations where operating results are deviating from expectations. As part of its monitoring process, the Adviser focuses on projected liquidity needs and where warranted, re-underwriting credits and evaluating downside and liquidation scenarios.
The Adviser focuses on downside protection by leveraging existing rights available under our credit documents; however, for investments that are significantly underperforming or which may need to be restructured, the Adviser’s workout team partners with the investment team and all material amendments, waivers and restructurings require the approval of a majority of the Technology Lending Investment Committee.
The table below presents the composition of our portfolio on the 1 to 5 rating scale as of the following periods:

	As of		As of
	September 30, 2023		December 31, 2022
Investment Rating	Fair Value	Percentage	Fair Value	Percentage
($ in thousands)
1	$52,382	1.8%	$27,333	1.4%
2	2,784,121	97.5%	1,949,995	97.6%

	As of		As of
	September 30, 2023		December 31, 2022
Investment Rating	Fair Value	Percentage	Fair Value	Percentage
($ in thousands)
3	$18,549	0.7%	$19,541	1.0%
4	—	—%	—	—%
5	—	—%	—	—%

Total	$2,855,052	100.0%	$1,996,869	100.0%

The table below presents the amortized cost of our performing and non-accrual debt investments as of the following periods:

	As of		As of
	September 30, 2023		December 31, 2022
($ in thousands)	Amortized Cost	Percentage	Amortized Cost	Percentage
Performing	$2,616,343	100.0%	$1,795,003	100.0%
Non-accrual	—	—%	—	—%

Total	$2,616,343	100.0%	$1,795,003	100.0%

Loans are generally placed on non-accrual status when there is reasonable doubt that principal or interest will be collected in full. Accrued interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment regarding collectability. Non-accrual loans are restored to accrual status when past due principal and interest is paid current and, in management’s judgment, are likely to remain current. Management may make exceptions to this treatment and determine to not place a loan on non-accrual status if the loan has sufficient collateral value and is in the process of collection.
Results of Operations
The table below presents the operating results for the three and nine months ended September 30, 2023 and 2022 and the year ended December 31, 2022:

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
($ in thousands)	2023	2022	2023	2022
Total Investment Income	$78,994	$35,696	$204,459	$45,872
Less: Net operating expenses	(36,901)	(11,869)	(95,811)	(15,049)

Net Investment Income (Loss) Before Taxes	42,093	23,827	108,648	30,823
Less: Excise taxes	(175)	(225)	(205)	(225)

Net Investment Income (Loss) After Taxes	$41,918	$23,602	$108,443	$30,598

Net change in unrealized gain (loss)	10,420	(3,020)	15,301	(14,623)
Net realized gain (loss)	525	420	447	(106)

Net Increase (Decrease) in Net Assets Resulting from Operations	$52,863	$21,002	$124,191	$15,869

($ in thousands)	For the Year Ended December 31, 2022 (1)
Total Investment Income	$96,557
Less: Net operating expenses	(37,427)

Net Investment Income (Loss) Before Taxes	59,130
Less: Excise taxes	(287)

Net Investment Income (Loss) After Taxes	$58,843

Net change in unrealized gain (loss)	(13,154)
Net realized gain (loss)	43

Net Increase (Decrease) in Net Assets Resulting from Operations	$45,732

(1)	The Company commenced operations on May 2, 2022.
Net increase (decrease) in net assets resulting from operations can vary from period to period as a result of various factors, including the level of new investment commitments, expenses, the recognition of realized gains and losses and changes in unrealized appreciation and depreciation on the investment portfolio. Additionally, although we were initially capitalized on September 30, 2021, we commenced operations and began investing activities in May 2022. As a result, comparisons may not be meaningful.
Investment Income
The table below presents investment income for the three and nine months ended September 30, 2023 and 2022 and the year ended December 31, 2022:

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
($ in thousands)	2023	2022	2023	2022
Interest income	$66,714	$28,128	$168,614	$35,398
PIK interest income	5,111	2,122	13,021	3,337
PIK dividend income	3,520	2,874	14,888	3,926
Dividend Income	2,539	—	5,585	—
Other income	1,110	2,572	2,351	3,211

Total Investment Income	$78,994	$35,696	$204,459	$45,872

($ in thousands)	For the Year Ended December 31, 2022 (1)
Interest income	$77,592
Payment-in-kind interest income	5,913
Payment-in-kind dividend income	9,465
Other income	3,587

Total Investment Income	$96,557

(1)	The Company commenced operations on May 2, 2022.

We generate revenues primarily in the form of interest income from the investments we hold. In addition, we may generate income from dividends on either direct equity investments or equity interest obtained in connection with originated loans, such as options, warrants, or conversion rights.
For the three months ended September 30, 2023 and 2022
Investment income increased by $43.3 million for the three months ended September 30, 2023 primarily due to an increase in interest income as a result of an increase in our investment portfolio which increased from $1.7 billion as of September 30, 2022 to $2.9 billion as of September 30, 2023. Included in interest income are other fees such as prepayment fees and accelerated amortization of upfront fees from unscheduled paydowns. PIK interest represented approximately 6.5% and 5.9% of investment income for the three months ended September 30, 2023 and 2022, respectively. PIK dividend income represented approximately 4.5% and 8.1% of investment income for the three months ended September 30, 2023 and 2022, respectively. Dividend income increased by $2.5 million period-over-period driven by an increase in our portfolio of dividend income-producing investments. Other income decreased by $1.5 million period-over-period due a decrease in incremental fee income, which are fees that are generally available to us as a result of closing investments and generally paid at the time of closing. We expect that investment income will vary based on a variety of factors including the pace of our originations and repayments. Additionally, although we were initially capitalized on September 30, 2021, we commenced operations and began investing activities in May 2022. As a result, comparisons may not be meaningful.
For the nine months ended September 30, 2023 and 2022
Investment income increased by $158.6 million for the nine months ended September 30, 2023 primarily due to an increase in interest income as a result of an increase in our investment portfolio which increased from $1.7 billion as of September 30, 2022 to $2.9 billion as of September 30, 2023. Included in interest income are other fees such as prepayment fees and accelerated amortization of upfront fees from unscheduled paydowns. PIK interest represented approximately 6.4% and 7.3% of investment income for the nine months ended September 30, 2023 and 2022, respectively. PIK dividend income represented approximately 7.3% and 8.6% of investment income for the nine months ended September 30, 2023 and 2022, respectively. Dividend income increased by $5.6 million period-over-period driven by an increase in our portfolio of dividend income-producing investments. Other income decreased by $0.9 million period-over-period due a decrease in incremental fee income, which are fees that are generally available to us as a result of closing investments and generally paid at the time of closing. We expect that investment income will vary based on a variety of factors including the pace of our originations and repayments. Additionally, although we were initially capitalized on September 30, 2021, we commenced operations and began investing activities in May 2022. As a result, comparisons may not be meaningful.
Expenses
The table below presents expenses for the three and nine months ended September 30, 2023 and 2022 and the year ended December 31, 2022:

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
($ in thousands)	2023	2022	2023	2022
Offering costs	$31	$—	$34	$—
Interest expense	23,320	11,628	63,785	14,981
Management fees	4,364	1,964	11,285	2,242
Capital gains incentive fees	329	—	329	—
Performance based incentive fees	6,061	3,000	15,569	3,853

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
($ in thousands)	2023	2022	2023	2022
Professional fees	$827	$—	$1,433	$—
Directors’ fees	196	—	326	—
Shareholder servicing fees	682	67	1,481	68
Other general and administrative	1,091	—	1,569	—

Total Operating Expenses	36,901	16,659	95,811	21,144

Management fees waived	—	(1,964)	—	(2,242)
Incentive fees waived	—	(3,000)	—	(3,853)
Expense support	—	—	—	(174)
Recoupment of expense support	—	174	—	174

Net Operating Expenses	$36,901	$11,869	$95,811	$15,049

($ in thousands)	For the Year Ended December 31, 2022 (1)
Interest expense	$32,731
Management fees	4,897
Performance based incentive fees	7,714
Shareholder servicing fees	262

Total Operating Expenses	45,604

Management fees waived	(3,044)
Incentive fees waived	(5,133)
Expense Support	(174)
Recoupment of expense support	174

Net Operating Expenses	$37,427

(1)	The Company commenced operations on May 2, 2022.
Under the terms of the Administration Agreement, we reimburse the Adviser for services performed for us. In addition, pursuant to the terms of the Administration Agreement, the Adviser may delegate its obligations under the Administration Agreement to an affiliate or to a third party and we reimburse the Adviser for any services performed for us by such affiliate or third party.
For the three months ended September 30, 2023 and 2022
Net operating expenses, increased by $25.0 million for three months ended September 30, 2023 due to an increase in interest expense, management fees, performance based incentive fees and other expenses of $11.7 million, $4.3 million, $6.1 million, and $2.9 million, respectively. The increase in interest expenses was driven by an increase in average daily borrowings to $1.1 billion from $736.8 million period over period. The increase in management fees was driven by growth in the net asset value of the portfolio and termination of management fee waivers period-over-period. The increase in incentive fees was due to higher pre-incentive fee net investment income and termination of incentive fee waivers period-over-period. The increase in professional fees, director’s fees and other general and administrative expenses was driven by an amendment to the Expense Deferral Agreement period over period. Although we were initially capitalized on September 30, 2021, we commenced operations and began investing activities in May 2022. As a result, comparisons may not be meaningful.

For the nine months ended September 30, 2023 and 2022
Net operating expenses, increased by $80.8 million for nine months ended September 30, 2023 due to an increase in interest expense, management fees, performance based incentive fees and other expenses of $48.8 million, $11.3 million, $15.6 million, and $5.1 million, respectively. The increase in interest expenses was driven by an increase in average daily borrowings to $1.0 billion from $487.7 million period over period. The increase in management fees was driven by growth in the net asset value of the portfolio and termination of management fee waivers period-over-period. The increase in incentive fees was due to higher pre-incentive fee net investment income and termination of incentive fee waivers period-over-period. The increase in professional fees, director’s fees and other general and administrative expenses was driven by an amendment to the Expense Deferral Agreement period over period. Although we were initially capitalized on September 30, 2021, we commenced operations and began investing activities in May 2022. As a result, comparisons may not be meaningful.
Income Taxes, Including Excise Taxes
We have elected to be treated as a RIC under Subchapter M of the Code, and we intend to operate in a manner so as to continue to qualify for the tax treatment applicable to RICs. To qualify for tax treatment as a RIC, we must, among other things, distribute to our shareholders in each taxable year generally at least the sum of (i) 90% of our investment company taxable income, as defined by the Code, and (ii) 90% of our net tax-exempt income for that taxable year. In addition, a RIC may, in certain cases, satisfy this distribution requirement by distributing dividends relating to a taxable year after the close of such taxable year under the “spillover dividend” provision of Subchapter M of the Code. To maintain our tax treatment as a RIC, we, among other things, intend to make the requisite distributions to our shareholders, which generally relieves us from U.S. federal income taxes at corporate rates.
Depending on the level of taxable income earned in a tax year, we can be expected to carry forward taxable income (including net capital gains, if any) in excess of current year dividend distributions from the current tax year into the next tax year and pay a nondeductible 4% U.S. federal excise tax on such taxable income, as required. To the extent that we determine that our estimated current year annual taxable income will be in excess of estimated current year dividend distributions from such income, we will accrue excise tax on estimated excess taxable income.
For the three and nine months ended September 30, 2023, we recorded $0.2 million and $0.2 million of U.S. federal excise tax, respectively. For the three and nine months ended September 30, 2022, we recorded $0.2 million for U.S. federal excise tax. For the year ended December 31, 2022, we recorded $0.3 million of U.S. federal excise tax.
Net Change in Unrealized Gains (Loss) on Investments
We fair value our portfolio investments quarterly and any changes in fair value are recorded as unrealized gains or losses. The table below presents the composition to the net change in unrealized gains (losses) for the three and nine months ended September 30, 2023 and 2022 and the year ended December, 31, 2022:

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
($ in thousands)	2023	2022	2023	2022
Net change in unrealized gain (loss) on investments	$10,355	$(1,881)	$15,228	$(13,280)
Net change in translation of assets and liabilities in foreign currencies	65	(1,139)	73	(1,343)

Net change in unrealized gain (loss)	$10,420	$(3,020)	$15,301	$(14,623)

($ in thousands)	For the Year Ended December 31, 2022 (1)
Net change in unrealized gain (loss) on investments	$(13,258)
Net change in translation of assets and liabilities in foreign currencies	104

Net change in unrealized gain (loss)	$(13,154)

(1)	The Company commenced operations on May 2, 2022.
For the three months ended September 30, 2023 and 2022
The net change in unrealized gain (loss) was primarily driven by an increase in the fair value of our debt investments compared to the initial purchase price. The primary driver of our portfolio’s unrealized gain was primarily driven by a increase in the fair value of our debt investments due to current market conditions, including public market volatility, and credit spreads tightening. We were initially capitalized on September 30, 2021, we commenced operations and began investing activities in May 2022. As a result, comparisons may not be meaningful.
For the nine months ended September 30, 2023 and 2022
The primary driver of our portfolio’s unrealized gain was primarily driven by an increase in the fair value of our debt investments primarily driven by an increase in the fair value of our debt investments due to current market conditions, including public market volatility. We were initially capitalized on September 30, 2021, we commenced operations and began investing activities in May 2022. As a result, comparisons may not be meaningful.
For the year ended December 31, 2022
We were initially capitalized on September 30, 2021, we commenced operations and began investing activities in May 2022. As a result, comparisons may not be meaningful. The primary driver of our portfolio’s unrealized loss was primarily driven by a decrease in the fair value of our debt investments due to current market conditions, including public market volatility, and credit spreads widening.
The tables below present the ten largest contributors to the change in net unrealized gain (loss) on investments for the following periods:

Portfolio Company	For the Three Months Ended September 30, 2023
($ in thousands)
Halo Parent Newco, LLC	$2,304
Asurion, LLC	1,550
Minerva Holdco, Inc.	1,224
RealPage, Inc.	1,019
Covetrus, Inc.	678
Imprivata, Inc.	561
SailPoint Technologies Holdings, Inc.	847
Peter C. Foy & Associates Insurance Services, LLC (dba PCF Insurance Services)	(632)
Securiti, Inc.	(702)
Picard Holdco, Inc.	(1,063)
Remaining Portfolio Companies	4,569

Total	$10,355

Portfolio Company	For the Nine Months Ended September 30, 2023
($ in thousands)
Asurion, LLC	$3,520
Minerva Holdco, Inc.	2,578
SailPoint Technologies Holdings, Inc.	1,645
Fullsteam Operations, LLC	1,241
RealPage, Inc.	1,226
Circana Group, L.P. (fka The NPD Group, L.P.)	1,182
Delta TopCo, Inc. (dba Infoblox, Inc.)	1,135
Halo Parent Newco, LLC	(78)
Securonix, Inc.	(1,017)
Picard Holdco, Inc.	(5,664)
Remaining Portfolio Companies	9,460

Total	$15,228

Portfolio Company	For the Three Months Ended September 30, 2022
($ in thousands)
Barracuda Networks, Inc.	$(3,420)
Asurion, LLC	(2,566)
Minerva Holdco, Inc.	(1,487)
Help/Systems Holdings, Inc.	(974)
Five Star Lower Holding LLC	(666)
Dodge Data & Analytics LLC	(566)
CDK Global, Inc.	(371)
Imprivata, Inc.	(163)
The NPD Group, L.P.	(92)
Innovation Ventures HoldCo, LLC	(45)
Remaining Portfolio Companies	8,469

Total	$(1,881)

Portfolio Company	For the Nine Months Ended September 30, 2022
($ in thousands)
Asurion, LLC	$(5,050)
Minerva Holdco, Inc.	(4,285)
Barracuda Networks, Inc.	(3,420)
Help/Systems Holdings, Inc.	(2,262)
Dodge Data & Analytics LLC	(696)
Five Star Lower Holding LLC	(671)
RealPage, Inc.	(591)
Innovation Ventures HoldCo, LLC	(510)
Delta TopCo, Inc. (dba Infoblox, Inc.)	(445)
CDK Global, Inc.	(371)
Remaining Portfolio Companies	5,021

Total	$(13,280)

Portfolio Company	For the Year Ended December 31, 2022 (1)
($ in thousands)
Knockout Intermediate Holdings I Inc. (dba Kaseya Inc.)	$1,228
CDK Global, Inc.	725
Anaplan, Inc.	666
Remaining Portfolio Companies	374
Asurion, LLC	(4,730)
Minerva Holdco, Inc.	(3,944)
Fortra, LLC (f/k/a Help/Systems Holdings, Inc.)	(3,378)
Barracuda Networks, Inc.	(1,281)
Dodge Construction Network	(1,695)
RealPage, Inc.	(741)
Sovos Compliance, LLC	(482)

Total	$(13,258)

(1)	The Company commenced operations on May 2, 2022.
Net Realized Gains (Losses) on Investments
The table below presents the change to the realized gains and losses on sold investment portfolio companies for the three and nine months ended September 30, 2023 and 2022 and the year ended December, 31, 2022:

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
($ in thousands)	2023	2022	2023	2022
Net realized gain (loss) on investments	$581	$—	$579	$17
Net realized gain (loss) on foreign currency transactions	(56)	420	(132)	(123)

Net realized gain (loss)	$525	$420	$447	$(106)

($ in thousands)	For the Year Ended December 31, 2022 (1)
Net realized gain (loss) on investments	$17
Net realized gain (loss) on foreign currency transactions	26

Net realized gain (loss)	$43

(1)	The Company commenced operations on May 2, 2022.

Selected Financial Data
The following table below sets forth our consolidated financial data as of and for the year ended December 31, 2022. The selected consolidated financial data has been derived from our audited consolidated financial statements, which is included elsewhere in this prospectus.

For the Year Ended December 31, 2022 (1)
($ in thousands, except per share amounts)
Consolidated Statement of Operations Data
Income
Total investment income	$96,557
Expenses
Total operating expenses	45,604
Management and incentive fees waived	(8,177)
Expense support	(174)
Recoupment of expense support	174

Net operating expenses	37,427

Net investment income (loss) before income taxes	59,130
Excise tax expenses (benefit)	287

Net investment income (loss) after income taxes	58,843
Total net realized and unrealized gain (loss)	(13,111)

Net increase (decrease) in net assets resulting from operations	$45,732

Net increase (decrease) in net assets resulting from operations- Class S common stock	$3,001
Net increase (decrease) in net assets resulting from operations- Class D common stock	$19
Net increase (decrease) in net assets resulting from operations- Class I common stock	$42,712
Earnings per share - basic and diluted of Class S common stock (2)	$0.57
Earnings per share - basic and diluted of Class D common stock (3)	$0.29
Earnings per share - basic and diluted of Class I common stock	$0.59

(1)	The Company commenced operations on May 2, 2022.
(2)	Class S were first issued on June 1, 2022.
(3)	Class D were first issued October 3, 2022.

	December 31, 2022	December 31, 2021
($ in thousands, except per share amounts)
Consolidated Balance Sheet Data
Investments at fair value	$1,996,869	$—
Cash	$28,061	$86
Total assets	$2,043,570	$151
Total debt (net of unamortized debt issuance costs)	$1,017,914	$—
Total liabilities	$1,054,073	$—
Total net assets	$989,497	$151

	December 31, 2022	December 31, 2021
($ in thousands, except per share amounts)
Net asset value per Class S share (1)	$10.02	$—
Net asset value per Class D share (1)	$10.02	$—
Net asset value per Class I share	$10.02	$10.00
Other Data:
Number of portfolio companies at year end	63	N/A
Distributions declared per share	$0.52161	N/A
Total return based on net asset value	5.5%	N/A
Weighted average total yield of portfolio at fair value	11.0%	N/A
Weighted average total yield of portfolio at amortized cost	10.9%	N/A
Weighted average yield of debt and income producing securities at fair value	11.2%	N/A
Weighted average yield of debt and income producing securities at amortized cost	11.1%	N/A
Fair value of debt investments as a percentage of principal	97.5%	N/A

(1)	There were no Class S or Class D common shares outstanding as of December 31, 2021.
Selected Quarterly Financial Data (Unaudited)

($ in thousands, except per share amounts)	For the Three Months Ended June 30, 2022 (1)	For the Three Months Ended September 30, 2022	For the Three Months Ended December 31, 2022
Investment income	$10,176	$35,696	$50,685
Net operating expenses	3,180	11,869	22,378

Net investment income (loss)	6,996	23,827	28,307
Excise tax expense (benefit)	—	225	62
Net realized and unrealized gains (losses)	(12,129)	(2,600)	1,618

Net increase (decrease) in net assets resulting from operations	$(5,133)	$21,002	$29,863

Net asset value per Class S share as of the end of the quarter (2)	$9.81	$9.93	$10.02
Net asset value per Class D share as of the end of the quarter (3)	$—	$—	$10.02
Net asset value per Class I share as of the end of the quarter	$9.81	$9.93	$10.02
Earnings (losses) per share—basic and diluted of Class S common stock (2)	$(0.09)	$0.12	$0.29
Earnings (losses) per share—basic and diluted of Class D common stock (3)	$—	$—	$0.29
Earnings (losses) per share—basic and diluted of Class I common stock	$(0.09)	$0.29	$0.32

(1)	The Company commenced operations on May 2, 2022.
(2)	Class S were first issued on June 1, 2022.
(3)	Class D were first issued on October 3, 2022.

Financial Condition, Liquidity and Capital Resources
Our liquidity and capital resources are generated primarily from the net proceeds of any offering of our common stock and from cash flows from interest, dividends and fees earned from our investments and principal repayments and proceeds from sales of our investments. The primary uses of our cash are for (i) investments in portfolio companies and other investments and to comply with certain portfolio diversification requirements, (ii) the cost of operations (including paying or reimbursing our Adviser), (iii) debt service, repayment and other financing costs of any borrowings and (iv) cash distributions to the holders of our shares.
We may from time to time enter into additional credit facilities or issue debt securities. Additional financings could include additional SPV drop down facilities and unsecured notes. Any such incurrence or issuance would be subject to prevailing market conditions, our liquidity requirements, contractual and regulatory restrictions and other factors. In accordance with the 1940 Act, with certain limited exceptions, we are only allowed to incur borrowings, issue debt securities or issue preferred stock, if immediately after the borrowing or issuance, the ratio of total assets (less total liabilities other than indebtedness) to total indebtedness plus preferred stock, is at least 150%. In addition, from time to time, we may seek to retire, repurchase, or exchange debt securities in open market purchases or by other means, including privately negotiated transactions, in each case dependent on market conditions, liquidity, contractual obligations, and other matters. The amounts involved in any such transactions, individually or in the aggregate, may be material. As of September 30, 2023 and December 31, 2022, our asset coverage ratio was 229.2% and 195.9%, respectively. We seek to carefully consider our unfunded commitments for the purpose of planning our ongoing financial leverage. Further, we maintain sufficient borrowing capacity within the 150% asset coverage limitation to cover any outstanding unfunded commitment we are required to fund. As of September 30, 2023, our weighted average cost of debt was 8.0%.
As of September 30, 2023, cash, taken together with our available debt capacity, is expected to be sufficient for our investing activities and to conduct our operations in the near term. Our long-term cash needs will include principal payments on outstanding indebtedness and funding of additional portfolio investments. Funding for long-term cash need will come from unused net proceeds from financing activities. We believe that our liquidity and sources of capital are adequate to satisfy our short and long-term cash requirements. We cannot, however, be certain that these sources of funds will be available at a time and upon terms acceptable to us in sufficient amounts in the future. As of September 30, 2023, we had $278.8 million available under our credit facilities.
As of September 30, 2023, we had $48.6 million in cash. For the nine months ended September 30, 2023, we used $732.2 million in cash for operating activities, primarily as a result of funding portfolio investments of $920.4 million. Cash provided by financing activities was $752.7 million during the period, which was the result of proceeds from gross borrowings on our credit facilities of $1.1 billion, partially offset by repayments on our credit facilities of $849.0 million, and $666.8 million of proceeds from issuance of common shares.
Net Assets
Share Issuances
In connection with our formation, we have the authority to issue 3,000,000,000 common shares, $0.01 per share par value, 1,000,000,000 of which are classified as Class S common shares, 1,000,000,000 of which are classified as Class D common shares, and 1,000,000,000 of which are classified as Class I common shares. Pursuant to our Registration Statement on Form N-2 (File No. 333-260095), we registered $5,000,000,000 in any combination of amount of shares of Class S, Class D, and Class I common stock at an initial public offering price of $10.00 per share.
On September 30, 2021, we issued 100 common shares for $1,000 to OTCA, an affiliate of the Adviser.

On October 6, 2021, we received a subscription agreement totaling $50 million for the purchase of shares of our Class I common stock from Feeder FIC ORTIC and Blue Owl Holdings, entities affiliated with the Adviser. Pursuant to the terms of that subscription agreement, Feeder FIC ORTIC and Blue Owl Holdings agreed to pay for such Class I shares upon demand by one of our executive officers. Such purchase or purchases of our Class I shares were included for purposes of determining when we satisfied the minimum offering requirement. On December 30, 2021, Feeder FIC ORTIC purchased 15,000 Class I shares at a per share price of $10.00. The purchase price of these shares sold was equal to the initial public offering price of such shares.
The shares purchased by OTCA and Feeder FIC ORTIC are subject to a lock-up pursuant to FINRA Rule 5110(e)(1) for a period of 180 days from the date of commencement of sales in our offering, and OTCA, Feeder FIC ORTIC, and Blue Owl Holdings, and their permitted assignees may not engage in any transaction that would result in the effective economic disposition of the Class I shares. In addition, OTCA will not tender the Class I shares it purchased on September 30, 2021 for repurchase as long as our Adviser remains the investment adviser of the Company. There is no current intention for our Adviser to discontinue its role.
The tables below present transactions with respect to shares of our common stock for the following periods:

	For the Three Months Ended September 30, 2023
	Class S		Class D		Class I		Total
($ in thousands, except share amounts)	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares/gross proceeds from the continuous public offering	9,094,620	$93,388	915,792	$9,326	2,063,566	$21,068	12,073,978	$123,782
Shares/gross proceeds from the private placements	—	—	—	—	16,766,571	171,110	16,766,571	171,110
Reinvestment of distributions	313,503	3,200	12,098	124	1,037,611	10,587	1,363,212	13,911
Repurchased shares	(56,519)	(581)	(5,090)	(52)	(3,802,783)	(39,093)	(3,864,392)	(39,726)

Total shares/gross proceeds	9,351,604	96,007	922,800	9,398	16,064,965	163,672	26,339,369	269,077
Sales load	—	(473)	—	—	—	—	—	(473)

Total shares/net proceeds	9,351,604	$95,534	922,800	$9,398	16,064,965	$163,672	26,339,369	$268,604

	For the Nine Months Ended September 30, 2023
	Class S		Class D		Class I		Total
($ in thousands, except share amounts)	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares/gross proceeds from the continuous public offering	23,327,176	$237,937	1,956,913	$19,857	7,187,490	$72,863	32,471,579	$330,657
Shares/gross proceeds from the private placements	—	—	—	—	33,159,561	337,258	33,159,561	337,258
Reinvestment of distributions	696,870	7,148	20,460	211	3,078,216	31,628	3,795,546	38,987
Repurchased shares	(292,344)	(2,970)	(10,016)	(102)	(9,329,962)	(95,069)	(9,632,322)	(98,141)

Total shares/gross proceeds	23,731,702	242,115	1,967,357	19,966	34,095,305	346,680	59,794,364	608,761
Sales load	—	(1,099)	—	—	—	—	—	(1,099)

Total shares/net proceeds	23,731,702	$241,016	1,967,357	$19,966	34,095,305	$346,680	59,794,364	$607,662

	For the Three Months Ended September 30, 2022
	Class S		Class D		Class I		Total
($ in thousands, except share amounts)	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares/gross proceeds from the continuous public offering	5,154,115	$51,703	—	$—	975,702	$9,625	6,129,817	$61,328
Shares/gross proceeds from the private placements	—	—	—	—	16,335,421	162,488	16,335,421	162,488
Reinvestment of distributions	10,306	103	—	—	512,386	5,103	522,692	5,206
Repurchased shares	—	—	—	—	(675,034)	(6,703)	(675,034)	(6,703)

Total shares/gross proceeds	5,164,421	51,806	—	—	17,148,475	170,513	22,312,896	222,319
Sales load	—	(326)	—	—	—	—	—	(326)

Total shares/net proceeds	5,164,421	$51,480	—	$—	17,148,475	$170,513	22,312,896	$221,993

	For the Nine Months Ended September 30, 2022
	Class S		Class D		Class I		Total
($ in thousands, except share amounts)	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares/gross proceeds from the continuous public offering	5,229,416	$52,457	—	$—	5,960,702	$59,475	11,190,118	$111,932
Shares/gross proceeds from the private placements	—	—	—	—	70,346,774	702,379	70,346,774	702,379
Reinvestment of distributions	10,306	103	—	—	611,508	6,090	621,814	6,193
Repurchased shares	—	—	—	—	(675,034)	(6,703)	(675,034)	(6,703)

Total shares/gross proceeds	5,239,722	52,560	—	—	76,243,950	761,241	81,483,672	813,801
Sales load	—	(330)	—	—	—	—	—	(330)

Total shares/net proceeds	5,239,722	$52,230	—	$—	76,243,950	$761,241	81,483,672	$813,471

	For the Year Ended December 31, 2022
	Class S		Class D		Class I		Total
($ in thousands, except share amounts)	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares/gross proceeds from the continuous public offering	10,701,296	$107,249	106,732	$1,065	8,221,693	$81,980	19,029,721	$190,295
Shares/gross proceeds from the private placements	—	—	—	—	81,114,960	809,660	81,114,960	809,660
Reinvestment of distributions	79,019	789	287	3	1,343,126	13,386	1,422,432	14,178
Repurchased shares	—	—	—	—	(2,876,529)	(28,762)	(2,876,529)	(28,762)

Total shares/gross proceeds	10,780,315	$108,038	107,019	$1,068	87,803,250	$876,264	98,690,584	$985,370
Sales load	—	(581)	—	—	—	—	—	(581)

Total shares/net proceeds	10,780,315	$107,457	107,019	1,068	87,803,250	$876,264	98,690,584	$984,789

	From Inception (June 22, 2021) to December 31, 2021
	Class S		Class D		Class I		Total
($ in thousands, except share amounts)	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares/gross proceeds from the continuous public offering	—	$—	—	$—	15,100	$151	15,100	$151
Shares/gross proceeds from the private placements	—	—	—	—	—	—	—	—
Reinvestment of distributions	—	—	—	—	—	—	—	—
Repurchased shares	—	—	—	—	—	—	—	—

Total shares/gross proceeds	—	$—	—	$—	15,100	$151	15,100	$151
Sales load	—	—	—	—	—	—	—	—

Total shares/net proceeds	—	$—	—	$—	15,100	$151	15,100	$151

In accordance with our share pricing policy, we will modify our public offering prices to the extent necessary to comply with the requirements of the 1940 Act, including the requirement that we will not sell shares at a net offering price below the net asset value per share unless we obtain the requisite approval from our shareholders.
The changes to our offering price per share since the commencement of our initial continuous public offering and associated effective dates of such changes were as follows:

	Class S			Class D			Class I
Effective Date	Net Offering Price (per share)	Maximum Upfront Sales Load (per share) (1)	Maximum Offering Price (per share)	Net Offering Price (per share)	Maximum Upfront Sales Load (per share) (2)	Maximum Offering Price (per share)	Net Offering Price (per share)	Maximum Upfront Sales Load (per share)		Maximum Offering Price (per share)
Initial offering price	$—	$—	$—	$—	$—	$—	$10.00		$—	$10.00
June 1, 2022	$9.96	$—	$9.96	$9.96	$—	$9.96	$9.96	$		$9.96
July 1, 2022	$9.81	$—	$9.81	$9.81	$—	$9.81	$9.81	$		$9.81
August 1, 2022	$10.00	$—	$10.00	$10.00	$—	$10.00	$10.00	$		$10.00
September 1, 2022	$10.03	$—	$10.03	$10.04	$—	$10.04	$10.04	$		$10.04
October 1, 2022	$9.93	$—	$9.93	$9.93	$—	$9.93	$9.93	$		$9.93
November 1, 2022	$9.97	$—	$9.97	$9.97	$—	$9.97	$9.97	$		$9.97
December 1, 2022	$10.01	$—	$10.01	$10.01	$—	$10.01	$10.01	$		$10.01
January 1, 2023	$10.02	$—	$10.02	$10.02	$—	$10.02	$10.02		$—	$10.02
February 1, 2023	$10.17	$—	$10.17	$10.17	$—	$10.17	$10.17		$—	$10.17
March 1, 2023	$10.15	$—	$10.15	$10.15	$—	$10.15	$10.15		$—	$10.15
April 3, 2023	$10.12	$—	$10.12	$10.12	$—	$10.12	$10.12		$—	$10.12
May 1, 2023	$10.15	$—	$10.15	$10.15	$—	$10.15	$10.15		$—	$10.15
June 1, 2023	$10.11	$—	$10.11	$10.11	$—	$10.11	$10.11		$—	$10.11
July 1, 2023	$10.14	$—	$10.14	$10.14	$—	$10.14	$10.14		$—	$10.14

	Class S			Class D			Class I
Effective Date	Net Offering Price (per share)	Maximum Upfront Sales Load (per share) (1)	Maximum Offering Price (per share)	Net Offering Price (per share)	Maximum Upfront Sales Load (per share) (2)	Maximum Offering Price (per share)	Net Offering Price (per share)	Maximum Upfront Sales Load (per share)	Maximum Offering Price (per share)
August 1, 2023	$10.21	$—	$10.21	$10.21	$—	$10.21	$10.21	$—	$10.21
September 1, 2023	$10.26	$—	$10.26	$10.26	$—	$10.26	$10.26	$—	$10.26
October 2, 2023	$10.28	$—	$10.28	$10.28	$—	$10.28	$10.28	$—	$10.28
November 1, 2023	$10.21	$—	$10.21	$10.21	$—	$10.21	$10.21	$—	$10.21

(1)	Maximum potential upfront sales load per share on Class S shares that can be charged by financial intermediaries is 3.5% of the net offering price.
(2)	Maximum potential upfront sales load per share on Class D shares that can be charged by financial intermediaries is 1.5% of the net offering price.
Distributions
Subject to our Board’s discretion, we intend to authorize and declare monthly distribution amounts per share of common stock, payable monthly in arrears.
The following table presents cash distributions per share that were declared during the three and nine months ended September 30, 2023 and the year ended December 31, 2022:

For the Three and Nine Months Ended September 30, 2023
Declaration Date (1)	Record Date	Payment Date	Distribution Per Share (2)	Distribution Amount (3)
($ in thousands, except per share amounts)				Class S	Class D	Class I
November 22, 2022	January 31, 2023	February 24, 2023	$0.07550	$1,010	$19	$6,766
January 25, 2023	January 31, 2023	February 24, 2023	0.07478	909	19	6,746
February 21, 2023	February 28, 2023	March 23, 2023	0.07478	1,019	27	7,110
March 22, 2023	March 31, 2023	April 26, 2023	0.07478	1,137	38	7,193
April 25, 2023	April 30, 2023	May 23, 2023	0.07478	1,296	45	7,464
May 22, 2023	May 31, 2023	June 26, 2023	0.07478	1,441	53	7,737
June 23, 2023	June 30, 2023	July 26, 2023	0.07478	1,702	83	7,916
June 23, 2023	July 31, 2023	August 22, 2023	0.07478	1,878	119	8,364
August 8, 2023	August 31, 2023	September 26, 2023	0.07478	1,999	138	8,893
August 8, 2023	September 30, 2023	October 26, 2023	0.07478	2,333	151	9,116

		Total	$0.74852	$14,724	$692	$77,305

(1)
On June 23, 2023 the Company’s board of directors declared a special distribution of $0.02 per share, payable on or before November 30, 2023 to shareholders of record as of October 31, 2023. On August 8, 2023, the Company’s board of directors declared a distribution of $0.07478 per share, payable on or before November 30, 2023 to shareholders of record as of October 31, 2023.

(2)	Distributions per share are gross of shareholder servicing fees.
(3)	Distribution amounts are net of shareholder servicing fees.

For the Year Ended December 31, 2022
Declaration Date (1)	Record Date	Payment Date	Distribution Per Share (2)	Distribution Amount (3)(4)
($ in thousands, except per share amounts)				Class S	Class D	Class I
May 3, 2022	May 31, 2022	June 23, 2022	$0.04583	$—	$—	$2,449
June 24, 2022	June 30, 2022	July 26, 2022	0.05810	4	—	3,435
July 25, 2022	July 31, 2022	August 24, 2022	0.06131	70	—	4,044
August 23, 2022	August 31, 2022	September 26, 2022	0.06458	169	—	4,511
September 26, 2022	September 30, 2022	October 26, 2022	0.07112	336	—	5,424
October 21, 2022	October 31, 2022	November 26, 2022	0.07112	461	2	5,881
November 22, 2022	November 30, 2022	December 23, 2022	0.07478	620	4	6,462
December 21, 2022	December 30, 2022	January 26, 2023	0.07478	728	8	6,567

		Total	$0.52162	$2,388	$14	$38,773

(1)	On November 22, 2022, the Board declared a special distribution of $0.07500 per share, payable on or before February 28, 2023 to shareholders of record as of January 31, 2023.
(2)	Distributions per share are gross of shareholder servicing fees.
(3)	Distribution amounts are net of shareholder servicing fees.
(4)	The Company commenced operations on May 2, 2022.
We have adopted a distribution reinvestment plan pursuant to which shareholders (except for residents of Alabama, Arkansas, Idaho, Kansas, Kentucky, Maine, Maryland, Massachusetts, Nebraska, New Jersey, North Carolina, Ohio, Oklahoma, Oregon, Vermont and Washington investors and clients of participating broker-dealers that do not permit automatic enrollment in our distribution reinvestment plan) will have their cash distributions automatically reinvested in additional shares of the Company’s same class of common stock to which the distribution relates unless they elect to receive their distributions in cash.
We may fund our cash distributions to shareholders from any source of funds available to us, including but not limited to offering proceeds, net investment income from operations, capital gains proceeds from the sale of assets, dividends or other distributions paid to us on account of preferred and common equity investments in portfolio companies and expense support from the Adviser, which is subject to recoupment. In no event, however, will funds be advanced or borrowed for the purpose of distributions, if the amount of such distributions would exceed our accrued and received revenues for the previous four quarters, less paid and accrued operating expenses with respect to such revenues and costs.
Sources of distributions, other than net investment income and realized gains on a U.S. GAAP basis, include required adjustments to U.S. GAAP net investment income in the current period to determine taxable income available for distributions.
The following table reflects the source of cash distributions on a U.S. GAAP basis that the Company has declared on its shares of common stock for the following periods:

	For the Nine Months Ended September 30, 2023
Source of Distribution (2)	Per Share (1)	Amount	Percentage
($ in thousands, except per share amounts)
Net investment income	$0.84015	$108,443	117.0%
Net realized gain (loss) on investments	0.00365	579	0.6%
Distributions in excess of (undistributed) net investment income	(0.09528)	(16,301)	(17.6)%

Total	$0.74852	$92,721	100.0%

(1)	Distributions per share are gross of shareholder servicing fees.
(2)	Data in this table is presented on a consolidated basis. Refer to Note 11 “Financial Highlights” for amounts by share class.

	For the Year Ended December 31, 2022 (1)
Source of Distribution (3)	Per Share (2)	Amount	Percentage
($ in thousands, except per share amounts)
Net investment income	$0.75909	$58,843	142.9%
Net realized gain (loss) on investments	0.00017	17	—%
Distributions in excess of (undistributed) net investment income	(0.23764)	(17,685)	(42.9)%

Total	$0.52162	$41,175	100.0%

(1)	The Company commenced operations on May 2, 2022.
(2)	Distributions per share are gross of shareholder servicing fees.
(3)	Data in this table is presented on a consolidated basis. Refer to Note 11 “Financial Highlights” for amounts by share class.
Share Repurchases
The Board has complete discretion to determine whether we will engage in any share repurchase, and if so, the terms of such repurchase. At the discretion of our Board, we may use cash on hand, cash available from borrowings, and cash from the sale of our investments as of the end of the applicable period to repurchase shares.
We have commenced a share repurchase program pursuant to which we intend to conduct quarterly repurchase offers to allow its shareholders to tender their shares at a price equal to the net offering price per share for the applicable class of shares on each date of repurchase. All shares purchased by us pursuant to the terms of each offer to repurchase will be retired and thereafter will be authorized and unissued shares. We intend to limit the number of shares to be repurchased in each quarter to no more than 5.00% of its outstanding shares of common stock.
Any periodic repurchase offers are subject in part to our available cash and compliance with the BDC and RIC qualification and diversification rules promulgated under the 1940 Act and the Code, respectively. While we intend to continue to conduct periodic repurchase offers as described above, we are not required to do so and may suspend or terminate the share repurchase program at any time.
The table below presents our share repurchase activity:

Offer Date (1)	Class	Tender Offer Expiration	Tender Offer	Purchase Price per Share	Shares Repurchased
($ in thousands, except per share and share amounts)
August 25, 2022	I	September 30, 2022	$6,703	$9.93	675,034
November 28, 2022	I	December 30, 2022	$22,059	$10.02	2,201,495
February 28, 2023	I	March 31, 2023	$35,173	$10.12	3,475,640
February 28, 2023	S	March 31, 2023	$965	$10.12	95,317
May 25, 2023	I	June 30, 2023	$20,802	$10.14	2,051,539
May 25, 2023	S	June 30, 2023	$1,425	$10.14	140,508
May 25, 2023	D	June 30, 2023	$50	$10.14	4,926
August 24, 2023	I	September 30, 2023	$39,093	$10.28	3,802,783
August 24, 2023	S	September 30, 2023	$581	$10.28	56,519
August 24, 2023	D	September 30, 2023	$52	$10.28	5,090

		Total	$126,903		12,508,851

(1)	No tender offers were issued for the three and six months ended June 30, 2022.

Debt
Aggregate Borrowings
The tables below present our debt obligations as of the following periods:

	As of
	September 30, 2023
($ in thousands)	Aggregate Principal Committed	Outstanding Principal	Amount Available (1)	Debt Issuance Costs	Net Carrying Value
Revolving Credit Facility	$800,000	$558,641	$241,359	$(3,964)	$554,677
SPV Asset Facility I	750,000	520,000	7,536	(4,241)	515,759
SPV Asset Facility II	250,000	70,000	29,938	(2,463)	67,537
Series 2023A Notes	100,000	100,000	—	(954)	99,046

Total Debt	$1,900,000	$1,248,641	$278,833	(11,622)	$1,237,019

(1)	The amount available reflects any collateral related limitations at the Company level related to each credit facility’s borrowing base.

	As of
	December 31, 2022
($ in thousands)	Aggregate Principal Committed	Outstanding Principal	Amount Available (1)	Debt Issuance Costs	Net Carrying Value
Revolving Credit Facility	$750,000	$415,229	$18,647	$(4,567)	$410,661
SPV Asset Facility I	1,000,000	614,000	2,867	(6,747)	607,253

Total Debt	$1,750,000	$1,029,229	$21,514	(11,314)	$1,017,914

(1)	The amount available reflects any collateral related limitations at the Company level related to each credit facility’s borrowing base.
The table below presents the components of interest expense for the three and nine months ended September 30, 2023 and the year ended December 31, 2022:

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
($ in thousands)	2023	2022	2023	2022
Interest Expense (1)	$22,286	$10,946	$61,350	$13,334
Amortization of debt issuance costs	1,034	682	2,435	1,044

Total Interest Expense	$23,320	$11,628	$63,785	$14,378

Average interest rate (2)(3)	8.1%	5.9%	8.0%	6.5%
Average daily outstanding borrowings (2)(3)	$1,090,906	$736,753	$1,015,131	$487,736

(1)
Prior period interest expense excludes approximately $0.6 million of financing fees incurred in connection with the Macquarie warehouse agreements prior to the commencement of operations on May 2, 2022.

(2)	Prior period averages reflect the period from May 2, 2022, the date of the agreement, through September 30, 2022.
(3)	Averages are calculated based on annualized amounts.

($ in thousands)	For the Year Ended December 31, 2022 (1)
Interest Expense (2)	$32,128
Amortization of debt issuance costs	(1,967)

Total Interest Expense	$30,161

Average interest rate (3)(4)	6.6%
Average daily borrowings (3)(4)	676,278

(1)	The Company commenced operations on May 2, 2022.
(2)	Interest expense excludes approximately $0.6 million of financing fees incurred in connection with the Macquarie warehouse agreements prior to the commencement of operations on May 2, 2022.
(3)	Averages reflect the period from May 2, 2022, the date of the agreement, through December 31, 2022.
(4)	Averages are calculated based on annualized amounts.
The table below presents information about our senior securities as of the following periods:

Class and Period	Total Amount Outstanding Exclusive of Treasury Securities (1) ($ in millions)	Asset Coverage per Unit (2)	Involuntary Liquidating Preference per Unit (3)	Average Market Value per Unit (4)
Revolving Credit Facility
September 30, 2023 (unaudited)	$558.6	2,292.1	—	N/A
December 31, 2022	415.2	1,958.8	—	N/A
SPV Asset Facility I
September 30, 2023 (unaudited)	$520.0	2,292.1	—	N/A
December 31, 2022	614.0	1,958.8	—	N/A
SPV Asset Facility II
September 30, 2023 (unaudited)	$70.0	2,292.1	—	N/A
June 2026 Notes
September 30, 2023 (unaudited)	$100.0	2,292.1	—	N/A

(1)	Total amount of each class of senior securities outstanding at the end of the period presented.
(2)
Asset coverage per unit is the ratio of the carrying value of our total assets, less all liabilities excluding indebtedness represented by senior securities in this table, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness and is calculated on a consolidated basis.

(3)
The amount to which such class of senior security would be entitled upon our involuntary liquidation in preference to any security junior to it. The “-” in this column indicates information that the SEC expressly does not require to be disclosed for certain types of senior securities.

(4)	Not applicable because the senior securities are not registered for public trading.
Promissory Note
On October 6, 2021, we, as borrower, entered into a Loan Agreement (the “FIC Agreement”) with Owl Rock Feeder FIC LLC (“Feeder FIC”), an affiliate of our investment adviser, as lender, to enter into revolving promissory notes (the “Promissory Note”) to borrow up to an aggregate of $100.0 million from Feeder FIC. Under the FIC Agreement, we could re-borrow any amount repaid; however, there is no funding commitment between Feeder FIC and us.
On March 23, 2022, we entered into an amendment to the FIC Agreement to change the manner in which interest is calculated. The interest rate on amounts borrowed pursuant to the Promissory Note prior to March 23, 2022 was based on the lesser of the rate of interest for an ABR Loan or a Eurodollar Loan under the Credit

Agreement dated as of April 15, 2021, as amended or supplemented from time to time, by and among Blue Owl Credit Advisors LLC, an affiliate of the Adviser, as borrower, the several lenders from time to time party thereto, MUFG Union Bank, N.A., as Collateral Agent and MUFG Bank, Ltd., as Administrative Agent.
The interest rate on amounts borrowed pursuant to the Promissory Notes after March 23, 2022 was based on the lesser of the rate of interest for a SOFR Loan or an ABR Loan under the Credit Agreement dated as of December 7, 2021, as amended or supplemented from time to time, by and among Blue Owl Finance LLC, as Borrower, Blue Owl Capital Holdings LP and Blue Owl Capital Carry LP as Parent Guarantors, the Subsidiary Guarantors party thereto, Bank of America, N.A., as Syndication Agent, JPMorgan Chase Bank, N.A., Wells Fargo Bank, National Association and Sumitomo Mitsui Banking Corporation, as Co-Documentation Agents and MUFG Bank, Ltd., as Administrative Agent.
The unpaid principal balance of any Promissory Note and accrued interest thereon is payable by us from time to time at our discretion but immediately due and payable upon 120 days written notice by Feeder FIC, and in any event due and payable in full no later than February 28, 2023. We intend to use the borrowed funds to make investments in portfolio companies consistent with its investment strategies.
On June 22, 2022, we and Feeder FIC, as lender, entered into a Termination Agreement (the “Termination Agreement”) pursuant to which the FIC Agreement was terminated. Upon execution of the termination agreement, there were no amounts outstanding under the FIC Agreement or the Promissory Notes
Revolving Credit Facility
On May 2, 2022, we entered into a Senior Secured Credit Agreement (the “Revolving Credit Facility”). The parties to the Revolving Credit Facility include us, as Borrower, the lenders from time to time parties thereto (each a “Lender” and collectively, the “Lenders”), Sumitomo Mitsui Banking Corporation as Administrative Agent, Sumitomo Mitsui Banking Corporation, as Sole Bookrunner and a Joint Lead Arranger, Truist Securities, Inc., as a Joint Lead Arranger, and Truist Bank as Documentation Agent.
The Revolving Credit Facility is guaranteed by each of OR Tech Lending IC LLC, ORTIC BC 1 LLC and ORTIC BC 2 LLC, each a subsidiary of ours, and will be guaranteed by certain domestic subsidiaries of ours that are formed or acquired by us in the future (collectively, the “Guarantors”). Proceeds of the Revolving Credit Facility may be used for general corporate purposes, including the funding of portfolio investments.
The maximum principal amount of the Revolving Credit Facility is $800 million (increased from $400.0 million to $725.0 million on June 22, 2022, increased from $725 million to $750 million on November 14, 2022, and subsequently increased from $750 million to $800 million on July 12, 2023), subject to availability under the borrowing base, which is based on our portfolio investments and other outstanding indebtedness. The amount available for borrowing under the Revolving Credit Facility is reduced by any standby letters of credit issued through the Revolving Credit Facility. Maximum capacity under the Revolving Credit Facility may be increased to $1.75 billion through the exercise by the Company of an uncommitted accordion feature through which existing and new lenders may, at their option, agree to provide additional financing. The Revolving Credit Facility includes a $200 million limit for swingline loans, with the aggregate principal amount of outstanding swingline loans of any swingline lender being limited to up to $50 million, and is secured by a perfected first-priority interest in substantially all of the portfolio investments held by us and each Guarantor, subject to certain exceptions.
The availability period under the Revolving Credit Facility will terminate on May 1, 2026 (“Commitment Termination Date”) and the Revolving Credit Facility will mature on April 30, 2027 (“Maturity Date”). During the period from the Commitment Termination Date to the Maturity Date, the Company will be obligated to make mandatory prepayments under the Revolving Credit Facility out of the proceeds of certain asset sales and other recovery events and equity and debt issuances.

We may borrow amounts in U.S. dollars or certain other permitted currencies. Amounts drawn under the Revolving Credit Facility in U.S. dollars will bear interest at either term SOFR plus a margin, or the prime rate plus a margin. We may elect either the term SOFR or prime rate at the time of drawdown, and loans denominated in U.S. dollars may be converted from one rate to another at any time at our option, subject to certain conditions. Amounts drawn under the Revolving Credit Facility in other permitted currencies will bear interest at the relevant rate specified therein plus an applicable margin. We will also pay a fee of 0.375% on average daily undrawn amounts under the Revolving Credit Facility.
The Revolving Credit Facility includes customary covenants, including certain limitations on the incurrence by us of additional indebtedness and on our ability to make distributions to its shareholders, or redeem, repurchase or retire shares of stock, upon the occurrence of certain events and certain financial covenants related to asset coverage and other maintenance covenants, as well as customary events of default. The Revolving Credit Facility requires a minimum asset coverage ratio with respect to the consolidated assets of us and our subsidiaries to senior securities that constitute indebtedness of no less than 1.50 to 1.00, measured at the last day of any fiscal quarter.
SPV Asset Facility I
On April 27, 2022, Tech Income Funding I LLC (“Tech Income Funding I”), a Delaware limited liability company and a newly formed subsidiary of ours entered into a Credit Agreement (the “SPV Asset Facility I”) among Tech Income Funding I, as Borrower, the lenders from time to time parties thereto (the “SPV Asset Facility I Lenders”), Goldman Sachs Bank USA as Sole Lead Arranger, Syndication Agent and Administrative Agent, State Street Bank and Trust Company as Collateral Administrator and Collateral Agent and Alter Domus (US) LLC as Collateral Custodian. On May 6, 2022 (the “SPV Asset Facility I Closing Date”), in connection with SPV Asset Facility I, Tech Income Funding I entered into a Margining Agreement (the “Margining Agreement”), with Goldman Sachs Bank USA, as Administrative Agent. The following describes the terms of the SPV Asset Facility I as amended through July 31, 2023 (the “SPV Asset Facility I Amendment Date”).
Following the SPV Asset Facility I Amendment Date, from time to time, we expect to sell and contribute certain investments to Tech Income Funding I pursuant to a Sale and Contribution Agreement by and between us and Tech Income Funding I. No gain or loss will be recognized as a result of the contribution. Proceeds from the SPV Asset Facility I will be used to finance the origination and acquisition of eligible assets by Tech Income Funding I, including the purchase of such assets from us. We retain a residual interest in assets contributed to or acquired by Tech Income Funding I through our ownership of Tech Income Funding I. The maximum principal amount which may be borrowed under the SPV Asset Facility I is $750 million; the availability of this amount is subject to a borrowing base test, which is based on the value of Tech Income Funding I’s assets from time to time, and satisfaction of certain conditions, including certain concentration limits and other portfolio tests.
The SPV Asset Facility I provides for the ability to draw and redraw revolving loans under the SPV Asset Facility I for a period of up to three years after the SPV Asset Facility I Closing Date. Unless otherwise terminated, the SPV Asset Facility I will mature on May 6, 2027 (the “SPV Asset Facility I Stated Maturity”). Prior to the SPV Asset Facility I Stated Maturity, proceeds received by Tech Income Funding I from principal and interest, dividends, or fees on assets must be used to pay fees, expenses and interest on outstanding borrowings, applied to reinvest in additional eligible assets (for a period of up to three years after the SPV Asset Facility I Closing Date, subject to certain conditions) and the excess interest may be returned to the Company, subject to certain conditions. On the SPV Asset Facility I Stated Maturity, Tech Income Funding I must pay in full all outstanding fees and expenses and all principal and interest on outstanding borrowings, and the excess may be returned to us. The SPV Asset Facility I may be permanently reduced, in whole or in part, at the option of Tech Income Funding I subject to payment of a premium for a period of time.

Amounts drawn bear interest at a reference rate (initially term SOFR) plus a spread of 2.75% and the spread is payable on the amount by which the undrawn amount exceeds a minimum threshold, initially zero and ramping to 70% of the commitment amount. The undrawn amount of the commitment not subject to such spread payment is subject to an undrawn fee of 0.50% per annum. Certain additional fees are payable on each payment date to Goldman Sachs as Administrative Agent. In addition, under the SPV Asset Facility I Margining Agreement and the SPV Asset Facility I, Tech Income Funding I is required to post cash margin (or in certain cases, additional eligible assets) to the Administrative Agent if a borrowing base deficiency occurs or if the weighted average price gap (as defined in the SPV Asset Facility I Margining Agreement), which is a measure of the excess of the aggregate market value assigned by the Administrative Agent to Tech Income Funding I’s assets over the total amount drawn under the SPV Asset Facility I, falls below a threshold level.
The SPV Asset Facility I contains customary covenants, including certain maintenance covenants, and events of default. The SPV Asset Facility I will be secured by a perfected first priority security interest in the assets of Tech Income Funding I and on any payments received by Tech Income Funding I in respect of those assets. Assets pledged to the SPV Asset Facility I Lenders will not be available to pay our debts.
Borrowings of Tech Income Funding I LLC are considered our borrowing for purposes of complying with the asset coverage requirements under the 1940 Act.
SPV Asset Facility II
On May 31, 2023 (the “SPV Asset Facility II Closing Date”), Tech Income Funding II LLC (“Tech Income Funding II”), a Delaware limited liability company and newly formed subsidiary of ours, entered into a Credit and Security Agreement (the “SPV Asset Facility II”), with Tech Income Funding II LLC, as Borrower, us, as Collateral Manager and Equityholder, Citibank, N.A., as Administrative Agent, State Street Bank and Trust Company, as Collateral Agent and Collateral Administrator, Alter Domus (US) LLC as Custodian, the lenders from time to time parties thereto (the “Lenders”) and the group agents from time to time parties thereto.
From time to time, we expect to sell and contribute certain investments to Tech Income Funding II pursuant to a Sale and Contribution Agreement, dated as of the SPV Asset Facility II Closing Date, by and between us and Tech Income Funding II. No gain or loss will be recognized as a result of the contribution. Proceeds from the SPV Asset Facility II will be used to finance the origination and acquisition of eligible assets by Tech Income Funding II, including the purchase of such assets from us. We retain a residual interest in assets contributed to or acquired by Tech Income Funding II through its ownership of Tech Income Funding II. The maximum principal amount of the SPV Asset Facility II is $250 million, which can be drawn in multiple currencies subject to certain conditions; the availability of this amount is subject to a borrowing base test (which is based on the value of Tech Income Funding II’s assets from time to time, an advance rate and concentration limitations) and satisfaction of certain conditions, including collateral quality tests.
The SPV Asset Facility II provides for the ability to draw and redraw revolving loans under the SPV Asset Facility II for a period of up to three years after the SPV Asset Facility II Closing Date (the “Reinvestment Period”) unless the Reinvestment Period is terminated sooner as provided in the SPV Asset Facility II. Unless otherwise terminated, the SPV Asset Facility II will mature two years after the last day of the Reinvestment Period (the “SPV Asset Facility II Stated Maturity”). To the extent the commitments are terminated or permanently reduced during the first two years following the SPV Asset Facility II Closing Date, Tech Income Funding II may owe a prepayment penalty. Prior to the SPV Asset Facility II Stated Maturity, proceeds received by Tech Income Funding II from principal and interest, dividends, or fees on assets must be used to pay fees, expenses and interest on outstanding borrowings, and the excess may be returned to us, subject to certain conditions. On the SPV Asset Facility II Stated Maturity, Tech Income Funding II must pay in full all outstanding fees and expenses and all principal and interest on outstanding borrowings, and the excess may be returned to us. The credit facility may be permanently reduced, in whole or in part, at the option of Tech Income Funding II.

Amounts drawn in U.S. dollars are benchmarked to Term SOFR, amounts drawn in British pounds are benchmarked to SONIA, amounts drawn in Canadian dollars are benchmarked to CDOR, and amounts drawn in Euros are benchmarked to EURIBOR, and in each case plus a spread equal to the SPV Asset Facility II Applicable Margin. The “SPV Asset Facility II Applicable Margin” is 3.05%. Tech Income Funding II will also pay the Administrative Agent certain fees (and reimburse certain expenses) in connection with its role.
From the SPV Asset Facility II Closing Date to the SPV Asset Facility II Commitment Termination Date, Tech Income Funding II will pay certain unused fees subject to average utilization rates. The SPV Asset Facility II contains customary covenants, including certain maintenance covenants and customary events of default. The SPV Asset Facility II is secured by a perfected first priority security interest in the assets of Tech Income Funding II and on any payments received by Tech Income Funding II in respect of those assets. Assets pledged to the lenders under the SPV Asset Facility II will not be available to pay our debts.
Borrowings of Tech Income Funding II are considered our borrowings for purposes of complying with the asset coverage requirements under the 1940 Act.
Series 2023A Notes
On July 6, 2023, we entered into a Master Note Purchase Agreement (the “Note Purchase Agreement”) governing the issuance of $100 million in aggregate principal amount of Series 2023A Notes, due July 6, 2026, with a fixed interest rate of 8.25% per year (the “Series 2023A Notes”), to qualified institutional investors in a private placement. The Series 2023A Notes are guaranteed by OR Tech Lending IC LLC, ORTIC BC 1 LLC and ORTIC BC 2 LLC, subsidiaries of ours.
Interest on the Series 2023A Notes will be due semiannually on January 6 and July 6 each year, beginning on January 6, 2024. The Series 2023A Notes may be redeemed in whole or in part at any time or from time to time at our option at par plus accrued interest to the prepayment date and, if applicable, a make-whole premium. In addition, we are obligated to offer to prepay the Series 2023A Notes at par plus accrued and unpaid interest up to, but excluding, the date of prepayment, if certain change in control events occur. The Series 2023A Notes are general unsecured obligations of ours that rank pari passu with all outstanding and future unsecured unsubordinated indebtedness issued by us.
The Note Purchase Agreement contains customary terms and conditions for senior unsecured notes issued in a private placement, including, without limitation, affirmative and negative covenants such as information reporting, maintenance of our status as a BDC within the meaning of the 1940 Act, a minimum net worth of $347.1 million and a minimum asset coverage ratio of 1.50 to 1.00.
In addition, in the event that a Below Investment Grade Event (as defined in the Note Purchase Agreement) occurs, the Series 2023A Notes will bear interest at a fixed rate per annum which is 1.00% above the stated rate of the Series 2023A Notes from the date of the occurrence of the Below Investment Grade Event to and until the date on which the Below Investment Grade Event is no longer continuing. In the event that a Secured Debt Ratio Event (as defined in the Note Purchase Agreement) occurs, the Series 2023A Notes will bear interest at a fixed rate per annum which is 1.50% above the stated rate of the Series 2023A Notes from the date of the occurrence of the Secured Debt Ratio Event to and until the date on which the Below Investment Grade Event is no longer continuing. In the event that both a Below Investment Grade Event and a Secured Debt Ratio Event have occurred and are continuing, the Series 2023A Notes will bear interest at a fixed rate per annum which is 2.00% above the stated rate of the Series 2023A Notes from the date of the occurrence of the later to occur of the Below Investment Grade Event and the Secured Debt Ratio Event to and until the date on which one of such events is no longer continuing.
The Note Purchase Agreement also contains customary events of default with customary cure and notice periods, including, without limitation, nonpayment, incorrect representation in any material respect, breach of covenant, certain cross-defaults or cross-acceleration under other indebtedness of ours, certain judgments and orders and certain events of bankruptcy.

Off-Balance Sheet Arrangements
Portfolio Company Commitments
From time to time, we may enter into commitments to fund investments. We had the following outstanding commitments to fund investments in current portfolio companies as of the following periods:

		As of
Portfolio Company	Investment	September 30, 2023	December 31, 2022
($ in thousands)
Activate Holdings (US) Corp. (dba Absolute Software)	First lien senior secured revolving loan	$3,011	$—
AmeriLife Holdings LLC	First lien senior secured delayed draw term loan	1,515	1,515
AmeriLife Holdings LLC	First lien senior secured revolving loan	1,894	2,273
Anaplan, Inc.	First lien senior secured revolving loan	6,481	6,481
Appfire Technologies, LLC	First lien senior secured delayed draw term loan	11,285	16,366
Appfire Technologies, LLC	First lien senior secured revolving loan	1,633	1,539
Armstrong Bidco Limited	First lien senior secured delayed draw term loan	—	3,734
Athenahealth Group Inc.	First lien senior secured delayed draw term loan	—	870
Avalara, Inc.	First lien senior secured revolving loan	2,273	2,273
Bamboo US BidCo LLC	First lien senior secured delayed draw term loan	3,077	—
Bamboo US BidCo LLC	First lien senior secured revolving loan	4,103	—
BTRS Holdings Inc. (dba Billtrust)	First lien senior secured delayed draw term loan	124	195
BTRS Holdings Inc. (dba Billtrust)	First lien senior secured revolving loan	246	246
Certinia, Inc.	First lien senior secured revolving loan	5,882	—
Circana Group, L.P. (fka The NPD Group, L.P.)	First lien senior secured revolving loan	7,429	7,973
Community Brands ParentCo, LLC	First lien senior secured delayed draw term loan	750	750
Community Brands ParentCo, LLC	First lien senior secured revolving loan	375	375
Coupa Holdings, LLC	First lien senior secured delayed draw term loan	70	—
Coupa Holdings, LLC	First lien senior secured revolving loan	54	—
Disco Parent, Inc. (dba Duck Creek Technologies, Inc.)	First lien senior secured revolving loan	91	—
ET Buyer, Inc. (dba e-Emphasys)	First lien senior secured revolving loan	344	—
Entrata, Inc.	First lien senior secured revolving loan	3,941	—
Finastra USA, Inc.	First lien senior secured revolving loan	4,940	—
Fullsteam Operations, LLC	First lien senior secured delayed draw term loan	—	19,934
GI Ranger Intermediate, LLC (dba Rectangle Health)	First lien senior secured delayed draw term loan	7,600	7,600
Grayshift, LLC	First lien senior secured revolving loan	5,806	5,806
Hyland Software, Inc.	First lien senior secured revolving loan	1,919	—
Hyperion Refinance S.a.r.l (dba Howden Group)	First lien senior secured delayed draw term loan	—	17,714

		As of
Portfolio Company	Investment	September 30, 2023	December 31, 2022
($ in thousands)
Iconic IMO Merger Sub, Inc.	First lien senior secured delayed draw term loan	$3,623	$4,963
Iconic IMO Merger Sub, Inc.	First lien senior secured revolving loan	2,085	2,010
Inovalon Holdings, Inc.	First lien senior secured delayed draw term loan	1,350	1,350
Integrated Specialty Coverages, LLC	First lien senior secured delayed draw term loan	12,716	—
Integrated Specialty Coverages, LLC	First lien senior secured revolving loan	5,934	—
Integrity Marketing Acquisition, LLC	First lien senior secured delayed draw term loan	4,911	—
Integrity Marketing Acquisition, LLC	First lien senior secured revolving loan	1,135	—
Interoperability Bidco, Inc. (dba Lyniate)	First lien senior secured revolving loan	913	652
Kaseya Inc.	First lien senior secured delayed draw term loan	3,803	4,050
Kaseya Inc.	First lien senior secured revolving loan	3,038	4,050
ManTech International Corporation	First lien senior secured delayed draw term loan	6,698	10,400
ManTech International Corporation	First lien senior secured revolving loan	5,590	5,590
Ministry Brands Holdings, LLC	First lien senior secured delayed draw term loan	4,743	5,650
Ministry Brands Holdings, LLC	First lien senior secured revolving loan	932	847
Neptune Holdings, Inc. (dba NexTech)	First lien senior secured revolving loan	4,118	—
Omnia Partners, LLC	First lien senior secured delayed draw term loan	172	—
OneOncology LLC	First lien senior secured delayed draw term loan	5,357	—
OneOncology LLC	First lien senior secured revolving loan	2,857	—
Oranje Holdco, Inc. (dba KnowBe4)	First lien senior secured revolving loan	534	—
Pacific BidCo Inc.	First lien senior secured delayed draw term loan	954	954
Ping Identity Holding Corp.	First lien senior secured revolving loan	2,182	2,182
Plasma Buyer LLC (dba PathGroup)	First lien senior secured delayed draw term loan	4,412	4,412
Plasma Buyer LLC (dba PathGroup)	First lien senior secured revolving loan	1,513	1,891
Rubrik, Inc.	First lien senior secured delayed draw term loan	5,876	1,857
SailPoint Technologies Holdings, Inc.	First lien senior secured revolving loan	10,896	10,896
Securonix, Inc.	First lien senior secured revolving loan	3,559	3,559

		As of
Portfolio Company	Investment	September 30, 2023	December 31, 2022
($ in thousands)
Sensor Technology Topco, Inc. (dba Humanetics)	First lien senior secured revolving loan	$1,240	$—
SimpliSafe Holding Corporation	First lien senior secured delayed draw term loan	5,658	7,716
Smarsh Inc.	First lien senior secured delayed draw term loan	3,333	3,333
Smarsh Inc.	First lien senior secured revolving loan	267	1,667
Talon MidCo 2 Limited (dba Tufin)	First lien senior secured delayed draw term loan	331	118
Talon MidCo 2 Limited (dba Tufin)	First lien senior secured revolving loan	1,369	1,369
TC Holdings, LLC (dba TrialCard)	First lien senior secured revolving loan	1,071	1,071
Zendesk, Inc.	First lien senior secured delayed draw term loan	14,633	14,633
Zendesk, Inc.	First lien senior secured revolving loan	6,026	6,026

Total Unfunded Portfolio Company Commitments		$208,672	$196,890

We seek to carefully consider our unfunded portfolio company commitments for the purpose of planning our ongoing financial leverage. Further, we consider any outstanding unfunded portfolio company commitments we are required to fund within the 150% asset coverage limitation. As of September 30, 2023, we believed we had adequate financial resources to satisfy the unfunded portfolio company commitments.
Warehousing Transaction with Cliffwater
On November 23, 2021, we entered into a warehouse agreement with Cliffwater to warehouse $200.0 million of loans. We and Cliffwater agreed to increase the size of the warehouse to $500.0 million to fund additional investments as needed. The warehouse agreement created a forward obligation for Cliffwater to sell and a forward obligation for us to purchase certain investments owned and held by Cliffwater at our request. We had no obligation to purchase the investments under the warehouse agreement before aggregate subscriptions for our shares reached $450.0 million. We utilized the net equity proceeds to purchase $376.1 million of funded principal with an aggregate cost of $371.0 million from Cliffwater, under a warehouse agreement, inclusive of $55.2 million of unfunded commitments. The warehouse agreement terminated upon us purchasing the last investment from Cliffwater in May 2022.
Warehouse Facility with Macquarie
On March 21, 2022, the Board approved that we may enter into multiple purchase agreements with Macquarie US Trading LLC and certain of its affiliates (each, a “Financing Provider” and collectively, the “Financing Providers”). Under the purchase agreements, we had forward obligations to settle the purchase of certain investments (the “Warehouse Investments”) from the Financing Providers, each of whom was obligated to settle the sale of such investments subject to the following conditions: (a) we received a minimum of $450.0 million of subscriptions; and (b) the Board approved the purchase of the specific Warehouse Investments (collectively, the “Warehouse Conditions”). The Warehouse Investments consisted of newly originated, privately negotiated senior secured term loans to middle-market companies consistent with our investment strategy.

Prior to such time as we satisfied the Warehouse Conditions, our obligations under the purchase agreements were guaranteed by an affiliate of our Adviser. On May 10, 2022, conditions under the purchase agreement with Macquarie were met and we were obligated to settle $129.2 million of funded principal at the end of the respective minimum day count for each warehouse investment.
As of June 8, 2022, we settled the 4 warehouse investments that the Financing Providers purchased having an aggregate cost of $127.0 million. As of September 30, 2023, there were no purchase agreements outstanding with the Financing Providers.
Organizational and Offering Costs
The Adviser and its affiliates have incurred organization and offering costs on our behalf in the amount of none and $0.5 million for the three and nine months ended September 30, 2023, respectively, and $3.7 million for the period from June 22, 2021 (Inception) to September 30, 2022, of which, no organization and offering costs have been charged to us as of September 30, 2023 and September 30, 2022, respectively. Under the Investment Advisory Agreement, there will be no liability on our part for the offering or organization costs funded by the Adviser or its affiliates until we have satisfied the minimum offering requirement. At such time, the Adviser will be entitled to receive up to 1.5% of gross offering proceeds raised in our continuous public offering until all organization and offering costs funded by the Adviser or its affiliates have been recovered.
Other Commitments and Contingencies
From time to time, we may become a party to certain legal proceedings incidental to the normal course of our business. As of September 30, 2023, management was not aware of any pending or threatened litigation.
Expense Deferral Agreement
On March 23, 2022, we and the Adviser entered into the expense deferral agreement (the “Expense Deferral Agreement”), under which the Adviser agreed to incur and pay all of our expenses, other than amounts used to pay interest expense and shareholder servicing and/or distribution fees, until we met certain conditions related to the amount of subscriptions we received. The expenses subject to deferral did not include expenses that (1) were previously classified as Expense Payments or Reimbursement Payments under the Expense Support Agreement, or (2) Organization and Offering Expenses in excess of 1.50% of the gross offering proceeds from the sale of our securities.
On May 9, 2023, we and the Adviser amended the Expense Deferral Agreement to provide that the Adviser’s obligation to incur and pay our expenses would cease as of April 30, 2023, and that we would repay the expenses previously incurred by the Adviser on our behalf in eighteen equal installments, upon meeting specified conditions. As of September 30, 2023 and December 31, 2022, the Adviser has incurred total expenses of $12.1 million and $8.8 million, respectively, which includes organization and offering costs of $4.6 million and $4.1 million, respectively, under the Expense Deferral Agreement. The first installment will become an obligation of ours when we reach $1.75 billion in Net Subscriptions received from the sale of our common shares, and each of the seventeen remaining installments will become an obligation of ours for each $75 million in Net Subscriptions received from the sale of our common shares thereafter. As of September 30, 2023, Net Subscriptions received from the sale of our common shares were $1.5 billion.
The Expense Deferral Agreement may be terminated at any time, without the payment of any penalty, by us or the Adviser, with or without notice, and will automatically terminate (i) in the event of the termination of the Investment Advisory Agreement, or (ii) if the Board makes a determination to dissolve or liquidate us. However, our obligation to repay to the Adviser the expenses incurred by the Adviser on our behalf upon meeting the specified conditions will survive any termination of the agreement.

The total expenses incurred by the Adviser on our behalf for the nine months ended September 30, 2023 and for the period from June 22, 2021 (Inception) to September 30, 2022 were $3.3 million and $6.5 million, respectively. There were no expenses incurred for the three months ended September 30, 2023.
Contractual Obligations
The table below presents a summary of our contractual payment obligations under our credit facilities as of September 30, 2023:

	Payments Due by Period
($ in thousands)	Total	Less than 1 year	1-3 years	3-5 years	After 5 years
Revolving Credit Facility	$554,677	$—	$—	$554,677	$—
SPV Asset Facility I	515,759	—	—	515,759	—
SPV Asset Facility II	67,537	—	—	67,537	—
Series 2023A Notes	99,046	—	99,046	—	—

Total Contractual Obligations	$1,237,019	$—	$99,046	$1,137,973	$—

Related Party Transactions
We have entered into a number of business relationships with affiliated or related parties, including the following:

•	the Investment Advisory Agreement;

•	the Administration Agreement;

•	the Expense Support Agreement;

•	the Expense Deferral Agreement;

•	the Dealer Manager Agreement; and

•	the License Agreement.
In addition to the aforementioned agreements, we, rely on exemptive relief that has been granted to OCA and certain of its affiliates to permit us to co-invest with other funds managed by the Adviser and its affiliates in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors.
Critical Accounting Policies
The preparation of the consolidated financial statements requires us to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Changes in the economic environment, financial markets and any other parameters used in determining such estimates could cause actual results to differ. Our critical accounting policies should be read in connection with our risk factors described in “Risk Factors.”
Investments at Fair Value
Investment transactions are recorded on the trade date. Realized gains or losses are measured by the difference between the net proceeds received (excluding prepayment fees, if any) and the amortized cost basis of the investment using the specific identification method without regard to unrealized gains or losses previously recognized, and include investments charged off during the period, net of recoveries. The net change in unrealized gains or losses primarily reflects the change in investment values, including the reversal of previously recorded unrealized gains or losses with respect to investments realized during the period.

Rule 2a-5 under the 1940 Act was adopted by the SEC in January 2021 and establishes requirements for determining fair value in good faith for purposes of the 1940 Act. We complied with the mandatory provisions of Rule 2a-5 by the September 2022 compliance date. Additionally, commencing with the fourth quarter of 2022, pursuant to Rule 2a-5, the Board designated the Adviser as our valuation designee to perform fair value determinations relating to the value of assets held by us for which market quotations are not readily available.
Investments for which market quotations are readily available are typically valued at the average bid price of those market quotations. To validate market quotations, we utilize a number of factors to determine if the quotations are representative of fair value, including the source and number of the quotations. Debt and equity securities that are not publicly traded or whose market prices are not readily available, as is the case for substantially all of our investments, are valued at fair value as determined in good faith by our Adviser, as the valuation designee, based on, among other things, independent third-party valuation firm(s) engaged at the direction of our Adviser.
As part of the valuation process, the Adviser, as the valuation designee, takes into account relevant factors in determining the fair value of our investments, including: the estimated enterprise value of a portfolio company (i.e., the total fair value of the portfolio company’s debt and equity), the nature and realizable value of any collateral, the portfolio company’s ability to make payments based on its earnings and cash flow, the markets in which the portfolio company does business, a comparison of the portfolio company’s securities to any similar publicly traded securities, and overall changes in the interest rate environment and the credit markets that may affect the price at which similar investments may be made in the future. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, the Adviser considers whether the pricing indicated by the external event corroborates its valuation.
Our Adviser, as the valuation designee, undertakes a multi-step valuation process, which includes, among other procedures, the following:

•	With respect to investments for which market quotations are readily available, those investments will typically be valued at the average bid price of those market quotations;

•
With respect to investments for which market quotations are not readily available, the valuation process begins with the independent valuation firm(s) providing a preliminary valuation of each investment to the Adviser’s valuation committee;

•	Preliminary valuation conclusions are documented and discussed with the Adviser’s valuation committee;

•	Our Adviser, as the valuation designee, reviews the recommended valuations and determines the fair value of each investment;

•
Each quarter, our Adviser, as the valuation designee, provides the Audit Committee a summary or description of material fair value matters that occurred in the prior quarter and on an annual basis, our Adviser, as the valuation designee, will provide the Audit Committee with a written assessment of the adequacy and effectiveness of its fair value process; and

•	The Audit Committee oversee the valuation designee and will report to the Board on any valuation matters requiring the Board’s attention.
We conduct this valuation process on a quarterly basis.
We apply Financial Accounting Standards Board Accounting Standards Codification 820, Fair Value Measurements (“ASC 820”), as amended, which establishes a framework for measuring fair value in accordance with U.S. GAAP and required disclosures of fair value measurements. ASC 820 determines fair value to be the price that would be received for an investment in a current sale, which assumes an orderly transaction between market participants on the measurement date. Market participants are defined as buyers and sellers in the principal or most advantageous market (which may be a hypothetical market) that are independent, knowledgeable, and willing and able to transact. In accordance with ASC 820, we consider its principal market to be the market that has the greatest volume and level of activity. ASC 820 specifies a fair value hierarchy that prioritizes and ranks the level of observability of inputs used in determination of fair value. In accordance with ASC 820, these levels are summarized below:

•	Level 1 – Valuations based on quoted prices in active markets for identical assets or liabilities that we have the ability to access.

•	Level 2 – Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

•	Level 3 – Valuations based on inputs that are unobservable and significant to the overall fair value measurement.
Transfers between levels, if any, are recognized at the beginning of the period in which the transfer occurred. In addition to using the above inputs in investment valuations, we apply the valuation policy approved by our Board that is consistent with ASC 820. Consistent with the valuation policy, the Adviser, as the valuation designee, evaluates the source of the inputs, including any markets in which our investments are trading (or any markets in which securities with similar attributes are trading), in determining fair value. When an investment is valued based on prices provided by reputable dealers or pricing services (that is, broker quotes), the Adviser, as the valuation designee, subjects those prices to various criteria in making the determination as to whether a particular investment would qualify for treatment as a Level 2 or Level 3 investment. For example, our Adviser, as the valuation designee, or the independent valuation firm(s), review pricing support provided by dealers or pricing services in order to determine if observable market information is being used, versus unobservable inputs.
Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may fluctuate from period to period. Additionally, the fair value of such investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that may ultimately be realized. Further, such investments are generally less liquid than publicly traded securities and may be subject to contractual and other restrictions on resale. If we were required to liquidate a portfolio investment in a forced or liquidation sale, we could realize amounts that are different from the amounts presented and such differences could be material.
In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected herein.
Financial and Derivative Instruments
Pursuant to ASC 815 Derivatives and Hedging, all derivative instruments entered into by us are designated as hedging instruments. For all derivative instruments designated as a hedge, the entire change in the fair value of the hedging instrument shall be recorded in the same line item of the Consolidated Statements of Operations as the hedged item. Fair value is estimated by discounting remaining payments using applicable current market rates, or market quotes, if available. Rule 18f-4 was adopted by the SEC in December 2020 and became effective in August 2022. Rule 18f-4 requires BDCs that use derivatives to, among other things, comply with a value-at-risk leverage limit, adopt a derivatives risk management program, and implement certain testing and board reporting procedures. We do not currently use derivatives.
Rule 18f-4 exempts BDCs that qualify as “limited derivatives users” from the aforementioned requirements, provided that these BDCs adopt written policies and procedures that are reasonably designed to manage the BDC’s derivatives risks and comply with certain recordkeeping requirements. Rule 18f-4 provides that a BDC may enter into an unfunded commitment agreement that is not a derivatives transaction, such as an agreement to provide financing to a portfolio company, if the BDC has, among other things, a reasonable belief, at the time it enters into such an agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all of its unfunded commitment agreements, in each case as it becomes due. Pursuant to Rule 18f-4, when we trade reverse repurchase agreements or similar financing transactions, including certain tender option bonds, we need to aggregate the amount of any other senior securities representing indebtedness (e.g., bank borrowings, if applicable) when calculating our asset coverage ratio. We currently qualify as a “limited derivatives user” and expect to continue to do so. We adopted a derivatives policy by Rule 18f-4’s August 2022 compliance date, and comply with the recordkeeping requirements.
Interest and Dividend Income Recognition
Interest income is recorded on the accrual basis and includes amortization and accretion of discounts or premiums. Certain investments may have contractual payment-in-kind (“PIK”) interest or dividends. PIK interest or dividends represent accrued interest or dividends that are added to the principal amount of the investment on the respective interest or dividend payment dates rather than being paid in cash and generally becomes due at maturity or at the occurrence of a certain liquidation event. Discounts to par value on securities purchased are amortized into interest income over the contractual life of the respective security using the effective yield method. Premiums to par value on securities purchased are amortized to first call date. The amortized cost of investments represents the original cost adjusted for the amortization or accretion of discounts or premiums, if any. Upon prepayment of a loan or debt security, any prepayment premiums, unamortized upfront loan origination fees and unamortized discounts are recorded as interest income in the current period.
Loans are generally placed on non-accrual status when there is reasonable doubt that principal or interest will be collected in full. Accrued interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment regarding collectability. If at any point we believe PIK interest is not expected to be realized, the investment generating PIK interest will be placed on non-accrual status. When a PIK investment is placed on non-accrual status, the accrued, uncapitalized interest or dividends are generally reversed through interest income. Non-accrual loans are restored to accrual status when past due principal and interest is paid current and, in management’s judgment, are likely to remain current. Management may make exceptions to this treatment and determine to not place a loan on non-accrual status if the loan has sufficient collateral value and is in the process of collection.
Dividend income on preferred equity securities is recorded on the accrual basis to the extent that such amounts are payable by the portfolio company and are expected to be collected. Dividend income on common equity securities is recorded on the record date for private portfolio companies or on the ex-dividend date for publicly-traded portfolio companies.
Distributions
We have elected to be treated for U.S. federal income tax purposes, and intend to qualify annually, thereafter, as a RIC under Subchapter M of the Code. To obtain and maintain our U.S. federal income tax treatment as a RIC, we must distribute (or be deemed to distribute) in each taxable year distributions for U.S. federal income tax purposes equal to at least 90 percent of the sum of our:

•
90% of our investment company taxable income (which is generally our ordinary income plus the excess of realized short-term capital gains over realized net long-term capital losses), determined without regard to the deduction for dividends paid, for such taxable year; and

•	90% of our net tax-exempt interest income (which is the excess of our gross tax exempt interest income over certain disallowed deductions) for such taxable year.

As a RIC, we (but not our shareholders) generally will not be subject to U.S. federal income tax on investment company taxable income and net capital gains that we timely distribute to our shareholders.
We intend to distribute annually all or substantially all of such income. To the extent that we retain our net capital gains or any investment company taxable income, we generally will be subject to U.S. federal income tax imposed at corporate rates. We can be expected to carry forward our net capital gains or any investment company taxable income in excess of current year dividend distributions, and pay the U.S. federal excise tax as described below.
Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% U.S. federal excise tax payable by us. We may be subject to a nondeductible 4% U.S. federal excise tax if we do not distribute (or are not treated as distributing for U.S. federal tax purposes) during each calendar year an amount at least equal to the sum of:

•	98% of our net ordinary income excluding certain ordinary gains or losses for that calendar year;

•	98.2% of our capital gain net income, adjusted for certain ordinary gains and losses, recognized for the twelve-month period ending on October 31 of that calendar year; and

•	100% of any income or gains recognized, but not distributed, in preceding years.
While we intend to distribute any income and capital gains in the manner necessary to minimize imposition of the 4% U.S. federal excise tax, sufficient amounts of our taxable income and capital gains may not be distributed and as a result, in such cases, the 4% U.S. federal excise tax will be imposed. In such an event, we will be liable for this U.S. federal excise tax only on the amount by which we do not meet the foregoing distribution requirement.
We intend to pay monthly distributions to our shareholders out of assets legally available for distribution. All distributions will be paid at the discretion of our Board and will depend on our earnings, financial condition, maintenance of our U.S. federal income tax treatment as a RIC, compliance with applicable BDC regulations and such other factors as our Board may deem relevant from time to time.
To the extent our current taxable earnings for a year fall below the total amount of our distributions for that year, a portion of those distributions may be deemed a return of capital to our shareholders for U.S. federal income tax purposes. Thus, the source of a distribution to our shareholders may be the original capital invested by the shareholder rather than our income or gains. Shareholders should read written disclosure carefully and should not assume that the source of any distribution is our ordinary income or gains.
With respect to distributions we have adopted a distribution reinvestment plan pursuant to which shareholders (except for residents of Alabama, Arkansas, Idaho, Kansas, Kentucky, Maine, Maryland, Massachusetts, Nebraska, New Jersey, Oklahoma, Oregon, Vermont and Washington and clients of participating broker-dealers that do not permit automatic enrollment in the distribution reinvestment plan) will have their cash distributions automatically reinvested in additional shares of the Company’s same class of common stock to which the distribution relates unless they elect to receive their distributions in cash. We expect to use newly issued shares to implement the distribution reinvestment plan. Shareholders who receive distributions in the form of shares of common stock will be subject to the same U.S. federal, state and local tax consequences as if they received cash distributions.
Income Taxes
We have elected to be treated as a BDC under the 1940 Act. We also have elected to be treated as a RIC under the Code beginning with our taxable year ended December 31, 2021, and intend to continue to qualify to be treated as a RIC for U.S. federal income tax purposes. As a RIC, we generally will not be subject to U.S.

federal income tax imposed at corporate rates on any ordinary income or capital gains that we distribute at least annually to our shareholders as distributions. Rather, any U.S. federal income tax liability related to income earned and distributed by us represents obligations of our investors and will not be reflected in our consolidated financial statements.
To qualify as a RIC for U.S. federal income tax purposes, we must, among other things, meet certain source-of-income and asset diversification requirements. In addition, to qualify for RIC U.S. federal income tax treatment, we must distribute to our shareholders, for each taxable year, at least 90% of our “investment company taxable income” for that year, which is generally our ordinary income plus the excess of our realized net short-term capital gains over our realized net long-term capital losses. In order for us to not be subject to U.S. federal excise taxes, we must distribute annually an amount at least equal to the sum of (i) 98% of our net ordinary income (taking into account certain deferrals and elections) for the calendar year, (ii) 98.2% of our capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year and (iii) any net ordinary income and capital gains in excess of capital losses for preceding years that were not distributed during such years. We, at our discretion, may carry forward taxable income in excess of calendar year dividends and pay a 4% nondeductible U.S. federal excise tax on this income.
We evaluate tax positions taken or expected to be taken in the course of preparing our consolidated financial statements to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are reserved and recorded as a tax benefit or expense in the current year. All penalties and interest associated with income taxes are included in income tax expense. Conclusions regarding tax positions are subject to review and may be adjusted at a later date based on factors including, but not limited to, on-going analyses of tax laws, regulations and interpretations thereof. There were no material uncertain tax positions through December 31, 2022. As applicable, our prior three tax years remain subject to examination by U.S. federal, state and local tax authorities.
Recent Developments
Revolving Credit Facility Amendment
On October 23, 2023, we entered into the First Amendment to the Revolving Credit Facility (the “First Amendment”), which amends the Revolving Credit Facility. The parties to the First Amendment include us, as Borrower, the subsidiary guarantors party thereto solely with respect to Section 6.8 therein, the lenders party thereto and Sumitomo Mitsui Banking Corporation as Administrative Agent. The First Amendment, among other things, (i) extends the revolver availability period from May 2026 to October 2027, (ii) extends the scheduled maturity date from April 2027 to October 2028, (iii) converts a portion of the revolver availability into term loan availability, (iv) increases the total facility amount from $800 million to $875 million and (v) reduces the credit adjustment spread for Term Benchmark Loans from 0.10% for one-month tenor Loans, 0.15% for three-month tenor Loans and 0.25% for six-month tenor Loans to 0.10% for all Loan tenors.
Amended and Restated Bylaws
On November 6, 2023, the Board approved Amended and Restated Bylaws (the “Third Amended and Restated Bylaws”), to be effective as of November 6, 2023. The Third Amended and Restated Bylaws clarify that the exclusive forum provisions do not apply to claims arising under state law. All of the other provisions of our bylaws shall remain in full force and effect.

BUSINESS
Blue Owl Technology Income Corp.
Blue Owl Technology Income Corp. (f/k/a Owl Rock Technology Income Corp.) was formed on June 22, 2021 as a corporation under the laws of the State of Maryland. We are an externally managed, closed-end management investment company that has elected to be regulated as a BDC under the Investment Company Act of 1940, as amended (the “1940 Act”). We have elected to be treated, and intend to operate in a manner so as to continue to qualify annually, as a RIC under the Code for U.S. federal income tax purposes. As a BDC and a RIC, we are required to comply with certain regulatory requirements. As a BDC, at least 70% of our assets must be assets of the type listed in Section 55(a) of the 1940 Act, as described herein. We will not invest more than 30% of our total assets in companies whose principal place of business is outside the United States. See “Regulation” and “Tax Matters.”
We are externally managed by the Adviser, which is a registered investment adviser with the SEC. The Adviser is an indirect affiliate of Blue Owl Capital Inc. (“Blue Owl”) (NYSE: OWL) and part of Blue Owl’s Credit platform, which focuses on direct lending. The Adviser is responsible for sourcing potential investments, conducting due diligence on prospective investments, analyzing investment opportunities, structuring investments and monitoring our portfolio on an ongoing basis. Since our Adviser’s affiliates began its investment activities in April 2016 through September 30, 2023, our Adviser and its affiliates have originated $82.5 billion aggregate principal amount of investments, of which $78.8 billion aggregate principal amount of investments prior to any subsequent exits or repayments, was retained by either us or a corporation or fund advised by our Adviser or its affiliates.
The Company was formed primarily to originate and make loans to, and make debt and equity investments in, a broad range of established and high growth technology-related companies that are capitalizing on large and growing demand for technology products and services. These companies use technology extensively to improve their business processes, applications and opportunities or seek to grow through technological developments and innovations. These companies operate in technology-related industries or sectors which include, but are not limited to, application software, systems software, healthcare information technology, technology services and infrastructure, financial technology and internet and digital media. Within each industry or sector, we intend to invest in companies that are developing or offering goods and services to businesses and consumers which utilize scientific knowledge, including techniques, skills, methods, devices and processes, to solve problems. We refer to all of these companies as “technology-related” companies and intend, under normal circumstances, to invest at least 80% of the value of our total assets in such businesses.
Our investment objective is to maximize total return by generating current income from our debt investments and other income producing securities, and capital appreciation from our equity and equity-related investments. We may hold our investments directly or through special purpose vehicles. We expect to leverage Blue Owl’s, and in particular, the Adviser’s investment team’s extensive network of relationships and existing origination capabilities to focus our investments in companies with an enterprise value of at least $50 million and that are backed by venture capital firms or private equity firms that are active investors in and have an expertise in technology companies and technology-related industries. We expect that our target investments will typically range in size between $20 million and $500 million. Our expected portfolio composition will be majority debt or income producing securities, with a lesser allocation to equity related opportunities. We anticipate that the investment size will vary with the size of our capital base and we anticipate that our average investment size will be 1-2% of our entire portfolio with no investment size greater than 5%.
We leverage Blue Owl’s relationships and existing origination capabilities to focus our investments in companies with an enterprise value of at least $50 million and that are backed by venture capital firms or private equity firms that are active investors in and have an expertise in technology companies and technology-related industries. We expect that our target investments typically will range in size between $20 million and

$500 million. Our expected portfolio composition will be majority debt or income producing securities, with a lesser allocation to equity-related opportunities. We anticipate that generally any equity-related securities we hold will be minority positions. We expect that our investment size will vary with the size of our capital base and we anticipate that our average investment size will be 1 – 2% of our entire portfolio with no investment size greater than 5%.
We expect that generally our portfolio composition will be majority debt or income producing securities, which may include “covenant-lite” loans (as defined below), with a lesser allocation to equity-related opportunities. In addition, we may invest a portion of our portfolio in opportunistic investments and broadly syndicated loans, which will not be our primary focus, but will be intended to enhance returns to our shareholders and from time to time, we may evaluate and enter into strategic portfolio transactions which may result in additional portfolio companies which we are considered to control. These investments may include high-yield bonds and broadly-syndicated loans, including publicly traded debt instruments, which are typically originated and structured by banks on behalf of large corporate borrowers with employee counts, revenues, EBITDAs and enterprise values larger than the middle-market characteristics described above. In addition, our portfolio composition may fluctuate from time to time based on market conditions and interest rates.
Covenants are contractual restrictions that lenders place on companies to limit the corporate actions a company may pursue. Generally, the loans in which we expect to invest will have financial maintenance covenants, which are used to proactively address materially adverse changes in a portfolio company’s financial performance. However, to a lesser extent, we may invest in “covenant-lite” loans.
We use the term “covenant-lite” to refer generally to loans that do not have a complete set of financial maintenance covenants. Generally, “covenant-lite” loans provide borrower companies more freedom to negatively impact lenders because their covenants are incurrence-based, which means they are only tested and can only be breached following an affirmative action of the borrower, rather than by a deterioration in the borrower’s financial condition. Accordingly, to the extent we invest in “covenant-lite” loans, we may have fewer rights against a borrower and may have a greater risk of loss on such investments as compared to investments in or exposure to loans with financial maintenance covenants.
We classify our debt investments as “traditional financing” or “growth capital” based on a number of factors. Traditional financings are typically senior secured loans primarily in the form of first lien loans (including “unitranche” loans, which are loans that combine both senior and subordinated debt, generally in a first lien position) and second lien loans. In connection with our senior secured loans, we generally receive a security interest in certain of the assets of the borrower and consequently such assets serve as collateral in support of the repayment of such senior secured loans. Growth capital investments are typically unsecured obligations of the borrower, and might be structured as unsecured indebtedness, convertible bonds, convertible equity, preferred equity, and common equity.
While our investment strategy focuses primarily on middle market companies in the United States, including senior secured loans, we also may invest up to 30% of our portfolio in investments of non-qualifying portfolio companies. Specifically, as part of this 30% basket, we may consider investments in investment funds that are operating pursuant to certain exceptions to the 1940 Act, as well as in debt and equity of companies located outside of the United States and debt and equity of public companies that do not meet the definition of eligible portfolio companies because their market capitalization of publicly traded equity securities exceeds the levels provided for in the 1940 Act.
As of October 31, 2023, based on par value, our portfolio consisted of 83.6% first lien senior debt investments, 8.3% second-lien debt investments, 6.8% preferred equity investments, and 1.3% common equity investments. As of October 31, 2023, 100% of the debt investments based on par value in our portfolio were at floating rates.

As of September 30, 2023, our weighted average total yield of the portfolio at fair value and amortized cost was 11.9% and 11.9%, respectively, and our weighted average yield of accruing debt and income producing securities at fair value and amortized cost was 12.1% and 12.1%, respectively. As of September 30, 2023, the weighted average spread of total debt investments was 6.1%.
As of October 31, 2023, we had investments in 100 portfolio companies with an aggregate par value of $2.7 billion. As of October 31, 2023, the average debt-to-equity leverage ratio during the month-to-date period was 0.65x.
We rely on an exemptive order issued to an affiliate of the Adviser that permits us to offer multiple classes of shares of common stock and to impose asset-based servicing and distribution fees and early withdrawal fees. We are issuing shares of Class S, Class D, and Class I common stock through this offering. The share classes have different upfront selling commissions and ongoing servicing fees. Each class of common stock will be offered through Blue Owl Securities LLC (d/b/a Blue Owl Securities) (the “Dealer Manager”). No upfront selling commission, dealer manager fees, or other similar placement fees will be paid to the Company or Dealer Manager with respect to the Class S and Class D shares, however, if such Class S shares or Class D shares are purchased through certain financial intermediaries, those financial intermediaries may directly charge transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that the selling agents limit such charges to 3.50% of the net offering price per share for each Class S share and 1.50% of the net offering price per share for each Class D share. Class I shares are not subject to upfront selling commissions. Class S, Class D and Class I shares will be offered at initial purchase prices per share of $10.00. Thereafter, the purchase price per share for each class of common stock will vary and will not be sold at a price below the Company’s net asset value per share of such class, as determined in accordance with the Company’s share pricing policy, plus applicable upfront selling commissions.
On September 30, 2021, an affiliate of the Adviser (the “Initial Shareholder”) purchased 100 shares of our Class I common stock at $10.00 per share, which represents the initial public offering price of such shares. The Initial Shareholder will not tender these shares for repurchase as long as the Adviser remains our investment adviser. There is no current intention for the Adviser to discontinue its role.
On October 6, 2021, we received a subscription agreement, totaling $50.0 million for the purchase of Class I common shares of our common stock from Owl Rock Feeder FIC ORTIC LLC (“Feeder FIC ORTIC”) and Blue Owl Capital Holdings LP (“Blue Owl Holdings”), entities affiliated with the Adviser. The Company called $0.2 million and $50.0 million under the subscription agreement as of December 31, 2021 and December 31, 2022, respectively.
Since meeting the minimum offering requirement and commencing our continuous public offering through November 1, 2023, we have issued approximately 37,704,808 shares of Class S common stock, 2,465,413 shares of Class D common stock, and 16,676,431 shares of Class I common stock, for gross proceeds of approximately $383.1 million, approximately $25.0 million, and approximately $167.8 million, respectively, including $1,000 of seed capital contributed by the Initial Shareholder. We have issued 124,908,654 shares of our Class I common stock to feeder vehicles primarily created to hold our Class I common stock in a private offering (the “Private Offering”) and raised gross proceeds of approximately $1,255.9 million. The Private Offering was exempt from the registration provisions of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) and/or Regulation S thereunder.
We generally intend to distribute, out of assets legally available for distribution, substantially all of our available earnings, on a monthly basis, as determined by our board of directors in its sole discretion.
The Adviser is an indirect affiliate of Blue Owl and Part of Blue Owl’s Credit platform, which focuses on direct lending. To achieve our investment objective, we leverage Blue Owl’s extensive network of relationships with other sophisticated institutions to source, evaluate and, as appropriate, partner with on transactions. There are no assurances that we will achieve our investment objective.

From time to time, we may be exposed to significant market risk. Our investment portfolio may be concentrated. We are subject to certain investment restrictions with respect to leverage and type of investment. See “Risk Factors.”
We may borrow money from time to time if immediately after such borrowing, the ratio of our total assets (less total liabilities other than indebtedness represented by senior securities) This means that generally, we can borrow up to $2 for every $1 of investor equity. We currently have in place a senior secured revolving credit facility (the “Revolving Credit Facility”) and two special purpose vehicle asset credit facilities (“SPV Asset Facility I” and “SPV Asset Facility II”), and in the future may enter into additional credit facilities. The special purpose vehicle asset credit facilities are financing facilities pursuant to which we formed wholly owned subsidiaries, or SPVs, that entered into credit agreements. We periodically sell and contribute investments to the SPVs and the SPVs use the proceeds from the credit agreements to finance the purchase of assets, including from us. We expect to use the proceeds from any such credit facility, along with proceeds from the rotation of our portfolio and proceeds from our continuous public offering to finance our investment objectives. Additionally, we have also issued unsecured notes maturing in 2026 (the “Series 2023A Notes”) which were issued in a private placement, and in the future may issue additional unsecured notes. See “
Recent Developments
” and “
Management’s Discussion and Analysis of Financial Condition and Results of Operations — Debt
.”
Our Adviser
Blue Owl Technology Credit Advisors II LLC (f/k/a Owl Rock Technology Advisors II LLC) serves as our investment adviser pursuant to the Investment Advisory Agreement (the “Investment Advisory Agreement”) between us and the Adviser. The Adviser also serves as our Administrator pursuant to an Administration Agreement between us and the Adviser, which was entered into on November 30, 2021 (the “Administration Agreement”). Our Adviser is responsible for managing our business and activities, including sourcing investment opportunities, conducting research, performing diligence on potential investments, structuring our investments, and monitoring our portfolio companies on an ongoing basis through a team of investment professionals. The Adviser or its affiliates may engage in certain organizational activities and receive attendant arrangement, structuring or similar fees.
Our Adviser is a Delaware limited liability company that has registered with the SEC as an investment adviser under the Advisers Act. Our Adviser is an indirect affiliate of Blue Owl and part of Blue Owl’s Credit platform, which focuses on direct lending. Blue Owl consists of three investment platforms: (1) Credit, which focuses on direct lending, (2) GP Strategic Capital, which focuses on providing capital to institutional alternative asset managers and (3) Real Estate, which focuses on real estate strategies.
Blue Owl’s Credit platform is comprised of the Blue Owl Credit Advisers, and is led by its three co-founders, Douglas I. Ostrover, Marc S. Lipschultz, and Craig W. Packer. The Adviser’s investment team is also led by Douglas I. Ostrover, Marc S. Lipschultz, and Craig W. Packer, and is supported by certain members of our Adviser’s senior executive team and the technology lending investment committee (the “Technology Lending Investment Committee”). The Technology Lending Investment Committee is comprised of Douglas I. Ostrover, Marc S. Lipschultz, Craig W. Packer, Alexis Maged, Erik Bissonnette, Pravin Vazirani and Jon ten Oever. We consider the members of the Technology Lending Investment Committee to be our portfolio managers. See “Portfolio Management.” All investment decisions require the approval of a majority of the Technology Lending Investment Committee. Subject to the overall supervision of our Board, our Adviser manages our day-to-day operations, and provides investment advisory and management services to us.

As of September 30, 2023, the Adviser and its affiliates had $79.5 billion of assets under management across the Blue Owl Credit platform. The Blue Owl Credit Advisers focus on direct lending to middle-market companies primarily in the United States through a mix of BDCs, long-dated private funds and other vehicles across the following investment strategies:

Strategy	Funds	Assets Under Management
Diversified Lending
. The diversified lending strategy seeks to generate current income and, to a lesser extent, capital appreciation by targeting investment opportunities with favorable risk-adjusted returns across credit cycles with an emphasis on preserving capital primarily through originating and making loans to, and making debt and equity investments in, U.S. middle market companies. The diversified lending strategy provides a wide range of financing solutions with strong focus on the top of the capital structure and is operated through diversification by borrower, sector, sponsor, and position size.	The diversified lending strategy is primarily offered through four BDCs: Blue Owl Capital Corporation (“OBDC”), Blue Owl Capital Corporation II (“OBDC II”), Blue Owl Capital Corporation III (“OBDC III”), and Blue Owl Credit Income Corp. (“OCIC”).	As of September 30, 2023, the diversified lending strategy had $46.1 billion of assets under management.

Technology Lending
. The technology lending strategy seeks to maximize total return by generating current income from debt investments and other income producing securities, and capital appreciation from equity and equity-linked investments primarily through originating and making loans to, and making debt and equity investments in, technology related companies based primarily in the United States. The technology lending strategy originates and invests in senior secured or unsecured loans, subordinated loans or mezzanine loans, and equity and equity-related securities including common equity, warrants, preferred stock and similar forms of senior equity, which may be convertible into a portfolio company’s common equity. The technology lending strategy invests in a broad range of established and high growth technology companies that are capitalizing on the large and growing demand for technology	The technology lending strategy is primarily offered through three BDCs: the Company, Blue Owl Technology Finance Corp. (“OTF”) and Blue Owl Technology Finance Corp. II (“OTF II” and together with the Company, OBDC, OBDC II, OBDC III, OCIC and OTF, the “Blue Owl BDCs”).	As of September 30, 2023, the technology lending strategy had $18.8 billion of assets under management.

Strategy	Funds	Assets Under Management
products and services. This strategy focuses on companies that operate in technology-related industries or sectors which include, but are not limited to, information technology, application or infrastructure software, financial services, data and analytics, security, cloud computing, communications, life sciences, healthcare, media, consumer electronics, semi-conductor, internet commerce and advertising, environmental, aerospace and defense industries and sectors.

First Lien Lending
. The first lien lending strategy seeks to realize current income with an emphasis on preservation of capital primarily through originating primary transactions in and, to a lesser extent, secondary transactions of first lien senior secured loans in or related to middle market businesses based primarily in the United States.	The first lien lending strategy is offered through private funds and separately managed accounts.	As of September 30, 2023, the first lien lending strategy had $3.7 billion of assets under management.

Opportunistic Lending
. The opportunistic lending strategy seeks to generate attractive risk-adjusted returns by taking advantage of credit opportunities in U.S. middle-market companies with liquidity needs and market leaders seeking to improve their balance sheets. The opportunistic lending strategy focuses on high-quality companies that could be experiencing disruption, dislocation, distress or transformational change. The opportunistic lending strategy aims to be the partner of choice for companies by being well equipped to provide a variety of financing solutions to meet a broad range of situations, including the following: (i) rescue financing, (ii) new issuance and recapitalizations, (iii) wedge capital, (iv) debtor-in-possession loans, (v) financing for additional liquidity and covenant relief and (vi) broken syndications.	The opportunistic lending strategy is managed through private funds and separately managed accounts.	As of September 30, 2023, the opportunistic lending strategy had $2.4 billion of assets under management.

Blue Owl’s Credit platform includes a CLO strategy that seeks to generate attractive risk-adjusted returns by managing portfolios of broadly syndicated leveraged loans. As of September 30, 2023, the CLO strategy had $8.5 billion of assets under management.
We refer to the Blue Owl BDCs and the private funds and separately managed accounts that comprise Blue Owl’s Credit platform as the “Blue Owl Credit Clients.” In addition to the Blue Owl Credit Clients, the Adviser and its affiliates may provide management or investment advisory services to entities that have overlapping objectives with us. The Adviser and its affiliates may face conflicts in the allocation of investment opportunities to us and others. In order to address these conflicts, the Blue Owl Credit Advisers have put in place an investment allocation policy that addresses the allocation of investment opportunities as well as co-investment restrictions under the 1940 Act.
In addition, we rely on an order for exemptive relief (as amended, the “Order”) that has been granted by the SEC to OCA and its affiliates to co-invest with other funds managed by the Adviser or its affiliates in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. Pursuant to the Order, we generally are permitted to co-invest with certain of our affiliates if a “required majority” (as defined in Section 57(o) of the 1940 Act) of our independent directors make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the transaction, including the consideration to be paid, are reasonable and fair to us and our shareholders and do not involve overreaching of us or our shareholders on the part of any person concerned, (2) the transaction is consistent with the interests of our shareholders and is consistent with our investment objective and strategies, (3) the investment by our affiliates would not disadvantage us, and our participation would not be on a basis different from or less advantageous than that on which our affiliates are investing and (4) the proposed investment by us would not benefit our Adviser or its affiliates or any affiliated person of any of them (other than the parties to the transaction), except to the extent permitted by the Order and applicable law, including the limitations set forth in Section 57(k) of the 1940 Act. In addition, we have received an amendment to the Order to permit us to participate in follow-on investments in our existing portfolio companies with certain affiliates that are private funds, if such private funds did not have an investment in such existing portfolio company.
The Blue Owl Credit Advisers’ allocation policy incorporates the conditions of the Order. As a result of the Order, there could be significant overlap in our investment portfolio and the investment portfolio of the Blue Owl Credit Clients that could avail themselves of the exemptive relief and that have an investment objective similar to ours. In addition, we have received an amendment to the Order to permit us to participate in follow-on investments in our existing portfolio companies with certain affiliates that are private funds if such private funds did not have an investment in such existing portfolio company. The Blue Owl Credit Advisers’ investment allocation policy incorporates the conditions of the exemptive relief. As a result of the exemptive relief, there could be significant overlap in our investment portfolio and the investment portfolio of the Blue Owl Credit Clients and/or other funds established by the Blue Owl Credit Advisers that could avail themselves of the exemptive relief. See “Risk Factors — Risks Related to Our Adviser and Its Affiliates –
Our Adviser or its affiliates may have incentives to favor their respective other accounts and clients and/or Blue Owl over us, which may result in conflicts of interest that could be harmful to us.
”
The Adviser or its affiliates may engage in certain origination activities and receive attendant arrangement, structuring or similar fees. See “Risk Factors —Risks Related to Our Adviser and Its Affiliates —
 The Adviser and its affiliates may face conflicts of interest with respect to services performed for issuers in which we may invest
.”
The Adviser’s address is 399 Park Avenue, New York, NY 10022.
Sponsor Investment
On September 30, 2021, OTCA, an affiliate of our adviser, purchased 100 Class I shares at $10.00 per share, which represents the initial public offering price. OTCA will not tender these shares for repurchase as long as our

Adviser remains the investment adviser of the Company. There is no current intention for our Adviser to discontinue its role. On October 6, 2021, the Company received subscription agreements totaling $50 million for the purchase of Class I shares of its common stock from Feeder FIC ORTIC and Blue Owl Holdings, entities affiliated with our Adviser. Pursuant to the terms of that subscription agreement, Feeder FIC ORTIC and Blue Owl Holdings agreed to pay for such Class I shares upon demand by one of our executive officers. Such purchase or purchases of our Class I shares will be included for purposes of determining when we have satisfied the minimum offering requirement.
Our Administrator
Our Adviser also serves as our administrator. Pursuant to the Administration Agreement, our Adviser will perform, or oversee the performance of, required administrative services, which includes providing office space, equipment and office services, maintaining financial records, preparing reports to shareholders and reports filed with the SEC, and managing the payment of expenses and the performance of administrative and professional services rendered by others. We will reimburse our Adviser for services performed for us pursuant to the terms of the Administration Agreement. In addition, pursuant to the terms of the Administration Agreement, our Adviser may delegate its obligations under the Administration Agreement to an affiliate or to a third party and we will reimburse our Adviser for any services performed for us by such affiliate or third party. Unless earlier terminated as described below, the Administration Agreement will remain in effect for a period of two years from the date it first becomes effective and will remain in effect from year-to-year thereafter if approved annually by a majority of our board of directors or by the holders of a majority of our outstanding voting securities and, in each case, a majority of the independent directors. On May 3, 2022, the Board approved the continuation of the Administration Agreement.
We may terminate the Administration Agreement, without payment of any penalty, upon 60 days’ written notice. The decision to terminate the agreement may be made by a majority of our board of directors or by the affirmative vote of a majority of the outstanding shares. In addition, our Adviser may terminate the Administration Agreement, without payment of any penalty, upon 60 days’ written notice.
Affiliated Dealer Manager
The Dealer Manager, Blue Owl Securities, is an affiliate of our Adviser and will not make an independent review of us or the offering. This relationship may create conflicts in connection with the dealer manager’s due diligence obligations under the federal securities laws. Although the Dealer Manager will examine the information in this prospectus for accuracy and completeness, due to its affiliation with our Adviser, no independent review of us will be made in connection with the distribution of our shares in this offering. Blue Owl Securities is registered as a broker-dealer and is a member of FINRA and SIPC.
Potential Market Trends
We believe the technology investment lending environment provides opportunities for us to meet our goal of making investments that generate an attractive total return based on a combination of the following factors:
Limited Availability of Capital for Technology Companies.
We believe that technology companies have limited access to capital, driven by a lack of dedicated pools of capital focused on technology companies. Traditional lenders, such as commercial and investment banks, generally do not have flexible product offerings that meet the needs of technology-related companies and a reduction in activity from commercial and investment banks as a result of regulatory and structural factors, industry consolidation and general risk aversion. In recent years, many commercial and investment banks have focused their efforts and resources on lending to large corporate clients and managing capital markets transactions rather than lending to technology-related companies. In addition, these lenders may be constrained in their ability to underwrite and hold loans and high yield securities, as well as their ability to provide equity financing, as they seek to meet existing and future regulatory capital requirements. We also believe that there is a lack of scaled market participants that are willing to provide and hold meaningful amounts of a customized financing solution for technology companies. As a result, we believe our focus on technology-related companies and our ability to invest across the capital structure, coupled with a limited supply of capital providers, presents an attractive opportunity to invest in technology companies.
Capital Markets Have Been Unable to Fill the Void Left by Banks.
Access to underwritten bond and syndicated loan markets is challenging for many technology companies due to loan size and liquidity. For example, high yield bonds are generally purchased by institutional investors such as mutual funds and exchange traded funds (“ETFs”) who, among other things, are highly focused on the liquidity characteristics of the bond being issued in order to fund investor redemptions and/or comply with regulatory requirements. Accordingly, the existence of an active secondary market for bonds is an important consideration in these entities’ initial investment decision.
Syndicated loans arranged through a bank are done either on a “best efforts” basis or are underwritten with terms plus provisions that permit the underwriters to change certain terms, including pricing, structure, yield and tenor, otherwise known as “flex”, to successfully syndicate the loan, in the event the terms initially marketed are insufficiently attractive to investors. Loans provided by companies such as ours provide certainty to issuers in that we can commit to a given amount of debt on specific terms, at stated coupons and with agreed upon fees. As we are the ultimate holder of the loans, we do not require market “flex” or other arrangements that banks may require when acting on an agency basis. In addition, our Adviser has teams focused on both liquid credit and private credit and these teams are able to collaborate with respect to syndicated loans.
Secular Trends Supporting Growth for Private Credit.
According to Gartner, a research and advisory company, global technology spend was $4.4 trillion in 2022 and is expected to grow to more than $4.5 trillion in 2023. We believe global demand for technology products and services will continue to grow rapidly, and that growth will stimulate demand for capital from technology companies which will continue to require access to capital to refinance existing debt, support growth and finance acquisitions. We believe that periods of market volatility, such as the current period of market volatility caused, in part, by elevated inflation, rising interest rates, and current geopolitical conditions, have accentuated the advantages of private credit. The availability of capital in the liquid credit market is highly sensitive to market conditions whereas we believe private lending has proven to be a stable and reliable source of capital through periods of volatility. We believe the opportunity set for private credit will continue to expand even after the public markets reopen to normal levels. Financial sponsors and companies today are familiar with direct lending and have seen firsthand the strong value proposition that a private solution can offer. Scale, certainty of execution and flexibility all provide borrowers with a compelling alternative to the syndicated and high yield markets. Based on our experience, there is an emerging trend where higher quality credits that have traditionally been issuers in the syndicated and high yield markets are increasingly seeking private solutions independent of credit market conditions. In our view, this is supported by financial sponsors wanting to work with collaborative financing partners that have scale and breadth of capabilities. We believe the large amount of uninvested capital held by funds of private equity firms, estimated by Preqin Ltd., an alternative assets industry data and research company, to be $2.6 trillion as of June 30 2023, coupled with a growing focus on technology investing by private equity sponsors, will continue to drive deal activity. We expect that technology companies, private equity sponsors, venture capital firms, and entrepreneurs will continue to seek partners to provide flexible financing for their businesses with debt and equity investments provided by companies such as us.
Attractive Investment Dynamics.
 An imbalance between the supply of, and demand for, capital creates attractive pricing dynamics. With respect to the debt investments in technology companies, we believe the directly negotiated nature of such financings generally provides more favorable terms to the lender, including stronger covenant and reporting packages, better call protection, and lender protective change of control provisions. Further, we believe that historical default rates for technology and software companies have been lower, and recovery rates have been higher, as compared to the broader leveraged finance market, leading to lower cumulative losses. With respect to equity and equity-linked investments, we will seek to structure these

1
7
0

investments with meaningful shareholder protections, including, but not limited to, anti-dilution, anti-layering, and liquidation preferences, which we believe will create the potential for meaningful risk-adjusted long-term capital gains in connection with the future liquidity events of these technology companies. Lastly, we believe that in the current environment, lenders with available capital may be able to take advantage of attractive investment opportunities and may be able to achieve improved economic spreads and documentation terms.
Compelling Business Models.
 We believe that the products and services that technology companies provide often have high switching costs and are fundamental to the operations and success of their customers. We generally invest in dominant or growing players in niche markets that are selling products to established customer bases. As a result, technology companies have attributes that make them compelling investments, including strong customer retention rates, and highly recurring and predictable revenue. Further, technology companies are typically highly capital efficient, with limited capital expenditures and high free cash flow conversion. In addition, the replicable nature of technology products creates substantial operating leverage which typically results in strong profitability.
We believe that software businesses make compelling investments because they are inherently diversified into a variety of sectors due to end market applications and have been one of the more defensive sectors throughout economic cycles.
Attractive Opportunities in Investments in Technology Companies.
 We invest in the debt and equity of technology companies. We believe that opportunities in the debt of technology companies are significant because of the floating rate structure of most senior secured debt issuances and because of the strong defensive characteristics of these types of investments. We believe that debt issued with floating interest rates offer a superior return profile as compared with fixed-rate investments, since floating rate structures are generally less susceptible to declines in value experienced by fixed-rate securities in a rising interest rate environment. Senior secured debt also provides strong defensive characteristics. Senior secured debt has priority in payment among an issuer’s security holders whereby holders are due to receive payment before junior creditors and equity holders. Further, these investments are generally secured by the issuer’s assets, which may provide protection in the event of a default.
We believe that opportunities in the equity of technology companies are significant because of the potential to generate meaningful capital appreciation by participating in the growth in the portfolio company and the demand for its products and services. Moreover, we believe that the high-growth profile of a technology company will generally make it a more attractive candidate for a liquidity event than a company in a non-high growth industry.
Potential Competitive Strengths
We believe that our Adviser’s disciplined approach to origination, fundamental credit analysis, portfolio construction and risk management should allow us to achieve attractive risk-adjusted returns while preserving our capital. We believe that we represent an attractive investment opportunity for the following reasons:
Dedicated Pool of Capital.
 From a deal sourcing perspective, we believe Blue Owl’s pool of capital dedicated to technology investing should enable us to be a more relevant partner to sponsors and management teams who seek this type of financing for their deals.
Additionally, our dedicated industry focus will be supported by a team with a track record of success investing in technology businesses. The Adviser’s network of deep industry relationships creates a substantial information advantage that informs and augments its due diligence process. This unique positioning should further drive entrenchment with sponsors as our Adviser will typically be viewed as a value-added partner during the diligence and investment lifecycle of our businesses.

17
1

We believe the technology sector to be underserved and, other than Blue Owl Technology Finance Corp., we are not aware of any entities currently serving the sector that have large pools of capital dedicated to the space and that do not operate competing businesses.
Experienced Team with Expertise Across all Levels of the Corporate Capital Structure.
The members of the Technology Lending Investment Committee have an average of 20 years of experience in private lending and investing at all levels of a company’s capital structure, particularly in high yield securities, leveraged loans, high yield credit derivatives, and distressed securities, as well as experience in operations, corporate finance and mergers and acquisitions. The members of the Technology Lending Investment Committee have diverse backgrounds with investing experience through multiple business and credit cycles. Moreover, certain members of the Technology Lending Investment Committee and other executives and employees of our Adviser and its affiliates have operating and/or investing experience on behalf of business development companies. In addition, through its West Coast office, our Adviser has a significant presence in Silicon Valley to better serve financial sponsors operating in the technology sector. We believe this experience provides our Adviser with an in-depth understanding of the strategic, financial and operational challenges and opportunities of technology companies and will afford it numerous tools to manage risk while preserving the opportunity for attractive risk-adjusted returns on our investments and offering a diverse product set to help meet borrowers’ needs.
Distinctive Origination Platform.
 To date, a substantial majority of our investments will be sourced directly. We believe that our origination platform will provide us the ability to originate investments without the assistance of investment banks or other traditional Wall Street intermediaries.
The investment team is fully dedicated to direct lending and includes over 100 investment professionals (over 30 of whom are dedicated to technology investing) and is responsible for originating, underwriting, executing and managing the assets of our direct lending transactions and for sourcing and executing opportunities directly. The investment team has significant experience as transaction originators and building and maintaining strong relationships with private equity sponsors and companies. In addition, we believe that as a result of the formation of Blue Owl the investment team has enhanced sourcing capabilities because of their ability to utilize Blue Owl’s resources and its relationships with the financial sponsor community and service providers, which we believe may result in an increased pipeline of deal opportunities.
The investment team also maintains direct contact with banks, corporate advisory firms, industry consultants, attorneys, investment banks, “club” investors and other potential sources of lending opportunities. We believe our Adviser’s ability to source through multiple channels will allow us to generate investment opportunities that have more attractive risk-adjusted return characteristics than by relying solely on origination flow from investment banks or other intermediaries and to be more selective investors.
Since its inception in April 2016 through December 31, 2022, our Adviser and its affiliates have reviewed over 7,800 opportunities (of which approximately $500 billion were technology-related) and have sourced potential investment opportunities from more than 680 private equity sponsors and venture capital firms. We believe that our Adviser receives “early looks” and “last looks” based on its and Blue Owl’s relationships, allowing it to be highly selective in the transactions it pursues.
Provide Customized Financing Complementary to Financial Sponsors’ Capital
. We offer a broad range of investment structures and possess expertise and experience to effectively structure and price investments in technology companies. We offer customized financing solutions ranging from senior debt to equity capital. Unlike many of our competitors that we believe are restricted to smaller investment sizes and only invest in companies that fit a specific set of investment parameters, we believe that we will have the scale and flexibility to structure our investments to suit the particular needs of our portfolio companies. As a result, we believe that our capital will be viewed as an attractive and complimentary source of capital, both by the portfolio company and by the portfolio company’s financial sponsor.

17
2

Potential Long-Term Investment Horizon.
 We believe our potential long-term investment horizon will give us flexibility, allowing us to maximize returns on our investments in technology companies. We invest using a long-term focus, which we believe will provide us with the opportunity to increase total returns on invested capital, as compared to other private company investment vehicles or investment vehicles with daily liquidity requirements (
e.g.
, open-ended mutual funds and ETFs).
Defensive, Income-Oriented Investment Philosophy.
 The Adviser employs a defensive investment approach focused on long-term credit performance. This investment approach will involve a multi-stage selection process for each investment opportunity as well as ongoing monitoring of each investment made, with particular emphasis on early detection of potential credit deterioration. This strategy is designed to minimize potential losses and achieve attractive risk adjusted returns.
Active Portfolio Monitoring.
 The Adviser closely monitors the investments in our portfolio and takes a proactive approach to identifying and addressing sector- or company-specific risks. The Adviser receives and reviews detailed financial information from portfolio companies no less than quarterly and will seek to maintain regular dialogue with portfolio company management teams regarding current and forecasted performance. In addition, the Adviser has built out its portfolio management team to include workout experts who will closely monitor our portfolio companies and who, on at least a quarterly basis, assess each portfolio company’s operational and liquidity exposure and outlook to understand and mitigate risk. Further, we anticipate that many of our equity investments will provide us the opportunity to nominate a member or observer to the board of directors of the portfolio company or otherwise include provisions protecting our rights as a minority-interest holder, which we believe will allow us to closely monitor the performance of these portfolio companies.
Investment Selection
The Adviser expects to apply rigorous and established investment selection and underwriting criteria. Although not exhaustive, our Adviser expects that our investments will typically have many of the following attributes:

•	Mission critical solutions : solutions that are essential to business operations and are tightly integrated into the workflows or operations of end users;

•	Market leadership positions : a leadership position in its market (or the potential to establish a leadership position) with potential and/or defensible barriers to entry;

•	Strong quality of revenue : revenue streams with high degrees of visibility (contracted or re-occurring) and substantial gross margins diversified by a granular, long-tenured customer base;

•	Strong customer retention : highly embedded software with meaningful switching costs;

•	Highly capital efficient : strong free cash flow conversion or the potential to generate strong free cash flow conversion due to operating margins and low capital intensity; and

•	Attractive unit economics : strong payback periods in respect of lifetime value of a customer versus the cost to acquire the customer.
The Adviser has identified the following investment criteria and guidelines that it believes are important in evaluating prospective portfolio companies. However, not all of these criteria and guidelines will be met in connection with each of our investments.
Established Companies.
We seek to invest in companies with established business models, products and customers and that have demonstrated, or have a plan to achieve, sound historical financial performance and a history of profitability which we believe will tend to be well-positioned to maintain consistent cash flow to service and repay their obligations and maintain growth in their businesses or market share. We intend to invest in later stage companies, including market leaders providing mission critical solutions, serving less cyclical end-markets and with highly recurring revenue and strong customer retention. The Adviser does not intend to invest in start-up companies with speculative business plans.

17
3

Strong Competitive Position in Industry.
The Adviser will analyze the strengths and weaknesses of target companies relative to their competitors. The factors our Adviser will consider include relative product pricing, product quality, customer loyalty, substitution risk, switching costs, patent protection, brand positioning and capitalization. We seek to invest in companies that have developed leading positions within their respective markets, are well positioned to capitalize on growth opportunities and operate businesses, exhibit the potential to maintain sufficient cash flows and profitability to service their obligations in a range of economic environments or are in industries with significant barriers to entry. We will seek companies that demonstrate advantages in scale, scope, customer loyalty, product pricing or product quality versus their competitors that, when compared to their competitors, may help to protect their market position and profitability.
Experienced Management Team.
We seek to invest in companies that have experienced management teams. We also seek to invest in companies that have proper incentives in place, including management teams having significant equity interests to motivate management to act in concert with our interests as an investor.
Diversified Customer and Supplier Base.
We generally seek to invest in technology companies that have a diversified customer and supplier base. Companies with a diversified customer and supplier base generally are better able to endure economic downturns, industry consolidation, changing business preferences and other factors that may negatively impact their customers, suppliers and competitors.
Exit Strategy.
While certain debt investments may be repaid through operating cash flows of the borrower, we expect that the primary means by which we exit our debt investments will be through methods such as strategic acquisitions by other industry participants, initial public offerings of common stock, recapitalizations, refinancings or additional transactions in the capital markets.
Prior to making an equity investment in a prospective portfolio company, we analyze the potential for that company to increase the liquidity of its equity through a future event that we expect will enable us to realize appreciation in the value of our equity interest. Liquidity events may include an initial public offerings, a private sale of our equity interest to a third party, a merger or an acquisition of the company or a purchase of our equity position by the company or one of its shareholders.
In addition, in connection with our investing activities, we may make commitments with respect to an investment in a potential portfolio company substantially in excess of our final investment. In such situations, while we may initially agree to fund up to a certain dollar amount of an investment, we may sell a portion of such amount, such that we are left with a smaller investment than what was reflected in our original commitment.
Financial Sponsorship.
We seek to participate in transactions sponsored by what we believe to be high-quality private equity and venture capital firms. We believe that a financial sponsor’s willingness to invest significant sums of equity capital into a company is an explicit endorsement of the quality of their investment. Further, financial sponsors of portfolio companies with significant investments at risk have the ability and a strong incentive to contribute additional capital in difficult economic times should operational issues arise.
Investments in Different Portfolio Companies and Industries.
We seek to invest broadly among portfolio companies and industries, thereby potentially reducing the risk of any one company or industry having a disproportionate impact on the value of our portfolio; however, there can be no assurances in this regard.
Investment Process Overview
Origination and Sourcing.
The investment team has an extensive network from which to source deal flow and referrals. Specifically, our Adviser intends to source portfolio investments from a variety of different investment sources, including among others, management teams, financial intermediaries and advisers, investment bankers, private equity sponsors, family offices, accounting firms and law firms. The Adviser believes that its experience across different industries and transaction types makes our Adviser particularly and uniquely qualified to source, analyze and execute investment opportunities with a focus on downside protection and a return of principal.

17
4

Due Diligence Process.
The process through which an investment decision is made involves extensive research into the company, its industry, its growth prospects and its ability to withstand adverse conditions. If one or more of the members of the investment team responsible for the transaction determines that an investment opportunity should be pursued, our Adviser will engage in an intensive due diligence process focused on fundamental credit analysis and downside protection. Though each transaction may involve a somewhat different approach, our Adviser’s diligence of each opportunity could include:

•	understanding the purpose of the loan, the key personnel, the sources and uses of the proceeds;

•	meeting the company’s management and key personnel, including top level executives, to get an insider’s view of the business, and to probe for potential weaknesses in business prospects;

•	checking management’s backgrounds and references;

•	performing a detailed review of historical financial performance, including performance through various economic cycles, and the quality of earnings;

•	contacting customers and vendors to assess both business prospects and standard practices;

•	conducting a competitive analysis, and comparing the company to its main competitors on an operating, financial, market share and valuation basis;

•	researching the industry for historic growth trends and future prospects as well as to identify future exit alternatives;

•	assessing asset value and the ability of physical infrastructure and information systems to handle anticipated growth;

•	leveraging our Adviser’s internal resources and network with institutional knowledge of the company’s business;

•	assessing business valuation and corresponding recovery analysis;

•	developing downside financial projections and liquidation analysis;

•	reviewing environmental, social and governance (“ESG”) considerations including consulting the Sustainability Accounting Standards Board’s Engagement Guide for ESG considerations; and

•	investigating legal and regulatory risks and financial and accounting systems and practices.
Selective Investment Process.
After an investment has been identified and preliminary diligence has been completed, an investment committee memorandum is prepared. This report is reviewed by the members of the investment team in charge of the potential investment and generally includes information on downside protection, asset coverage and collateral. If these members of the investment team are in favor of the potential investment, then a more extensive due diligence process, which may include significant analysis and focus on strategy and potential to recover par in default scenarios, will be employed. Additional due diligence with respect to any investment may be conducted on our behalf by attorneys, independent accountants, and other third-party consultants and research firms prior to the closing of the investment, as appropriate on a case-by-case basis.
Structuring and Execution.
Approval of an investment requires the approval of a majority of the Technology Lending Investment Committee. Once the Technology Lending Investment Committee has determined that a prospective portfolio company may be suitable for investment, our Adviser works with the management team of that company and its other capital providers, including senior, junior and equity capital providers, if any, to finalize the structure and terms of the investment.
Inclusion of Covenants.
 Covenants are contractual restrictions that lenders place on companies to limit the corporate actions a company may pursue. Generally, the loans in which we expect to invest will have financial maintenance covenants, which are used to proactively address materially adverse changes in a portfolio

17
5

company’s financial performance. However, to a lesser extent, we may invest in “covenant-lite” loans. We use the term “covenant-lite” to refer generally to loans that do not have a complete set of financial maintenance covenants. Generally, “covenant-lite” loans provide borrower companies more freedom to negatively impact lenders because their covenants are incurrence-based, which means they are only tested and can only be breached following an affirmative action of the borrower, rather than by a deterioration in the borrower’s financial condition. Accordingly, to the extent we invest in “covenant-lite” loans, we may have fewer rights against a borrower and may have a greater risk of loss on such investments as compared to investments in or exposure to loans with financial maintenance covenants.
Portfolio Monitoring.
The Adviser will monitor our portfolio companies on an ongoing basis. The Adviser will monitor the financial trends of each portfolio company to determine if it is meeting its business plans and to assess the appropriate course of action with respect to our investment in each portfolio company. The Adviser has a number of methods of evaluating and monitoring the performance and fair value of our investments, which may include the following:

•	assessment of success of the portfolio company in adhering to its business plan and compliance with covenants;

•	periodic and regular contact with portfolio company management and, if appropriate, the financial or strategic sponsor, to discuss financial position, requirements and accomplishments;

•	comparisons to other companies in the portfolio company’s industry;

•	attendance at, and participation in, board meetings; and

•	review of periodic financial statements and financial projections for portfolio companies.
An investment will be placed on the Adviser’s credit watch list when select events occur and will only be removed from the watch list with oversight of the Technology Lending Investment Committee and/or other agents of Blue Owl’s Credit platform. Once an investment is on the credit watch list, the Adviser works with the borrower prior to payment default to resolve financial stress through amendments, waivers or other alternatives. If a borrower defaults on its payment obligations, the Adviser’s focus shifts to capital recovery. If an investment needs to be restructured, the Adviser’s workout team partners with the investment team and all material amendments, waivers and restructurings require the approval of a majority of the Technology Lending Investment Committee.
Structure of Investments
We expect that our portfolio composition generally will be majority debt or income producing securities, which may include “covenant-lite” loans, with a lesser allocation to equity or equity-linked opportunities. In addition, we may invest a portion of our portfolio in opportunistic investments, which will not be our primary focus, but will be intended to enhance returns to our shareholders and from time to time, we may evaluate and enter into strategic portfolio transactions which may result in additional portfolio companies which we are considered to control. These investments may include high-yield bonds and broadly-syndicated loans, which are typically originated and structured by banks on behalf or large corporate borrowers with employee counts, revenues, EBITDAs and enterprise values larger than the middle market characteristics described herein, and equity investments in portfolio companies that make senior secured loans or invest in broadly syndicated loans or structured products, such as life settlements and royalty interests. We expect that our portfolio composition may fluctuate from time to time based on market conditions and interest rates.
Covenants are contractual restrictions that lenders place on companies to limit the corporate actions a company may pursue. Generally, the loans in which we expect to invest will have financial maintenance covenants, which are used to proactively address materially adverse changes in a portfolio company’s financial performance. However, to a lesser extent, we may invest in “covenant-lite” loans. We use the term “covenant-

17
6

lite” to generally refer to loans that do not have a complete set of financial maintenance covenants. Generally, “covenant-lite” loans provide borrower companies more freedom to negatively impact lenders because their covenants are incurrence-based, which means they are only tested and can only be breached following an affirmative action of the borrower, rather than by a deterioration in the borrower’s financial condition. Accordingly, to the extent we invest in “covenant-lite” loans, we may have fewer rights against a borrower and may have a greater risk of loss on such investments as compared to investments in or exposure to loans with financial maintenance covenants.
Our investment objective is to generate current income and, to a lesser extent, capital appreciation by targeting investment opportunities with favorable risk-adjusted returns.
Debt Investments.
 The terms of our debt investments are tailored to the facts and circumstances of each transaction. The Adviser negotiates the structure of each investment to protect our rights and manage our risk. We generally invest in the following types of debt:

•
First-lien debt.
 First-lien debt typically is senior on a lien basis to other liabilities in the issuer’s capital structure and has the benefit of a first-priority security interest in assets of the issuer. The security interest ranks above the security interest of any second-lien lenders in those assets. Our first-lien debt may include stand-alone first-lien loans, “last out” first-lien loans, “unitranche” loans (including the “last out” portions of such loans) and secured corporate bonds with similar features to these categories of first-lien loans. As of September 30, 2023, based on fair value, our portfolio consisted of 83.7% first lien senior debt investments (of which 36.8% we consider to be unitranche debt investments (including “last-out” portions of such loans)), 8.3% second lien senior secured debt investments, 6.7% preferred equity investments, and 1.3% common equity investments.

•
Stand-alone first-lien loans.
 Stand-alone first-lien loans are traditional first-lien loans. All lenders in the facility have equal rights to the collateral that is subject to the first-priority security interest.

•
“Last out” first-lien / unitranche loans.
 Unitranche loans (including the “last out” portions of such loans) combine features of first-lien, second-lien and mezzanine debt, generally in a first-lien position. In many cases, we intend to provide the issuer most, if not all, of the capital structure above their equity. The primary advantages to the issuer are the ability to negotiate the entire debt financing with one lender and the elimination of intercreditor issues. “Last out” first-lien loans have a secondary priority behind super-senior “first out” first-lien loans in the collateral securing the loans in certain circumstances. The arrangements for a “last out” first-lien loan typically are set forth in an “agreement among lenders,” which will provide lenders with “first out” and “last out” payment streams based on a single lien on the collateral. Since the “first out” lenders generally have priority over the “last out” lenders for receiving payment under certain specified events of default, or upon the occurrence of other triggering events under intercreditor agreements or agreements among lenders, the “last out” lenders bear a greater risk and, in exchange, receive a higher effective interest rate, through arrangements among the lenders, than the “first out” lenders or lenders in stand-alone first-lien loans. Agreements among lenders also typically provide greater voting rights to the “last out” lenders than the intercreditor agreements to which second-lien lenders often are subject. Among the types of first-lien debt in which we may invest, “last out” first-lien loans generally have higher effective interest rates than other types of first-lien loans, since “last out” first-lien loans rank below standalone first-lien loans.

•
Second-lien debt. We expect that our second-lien debt may include secured loans, and, to a lesser extent, secured corporate bonds, with a secondary priority behind first-lien debt. Second-lien debt typically is senior on a lien basis to unsecured liabilities in the issuer’s capital structure and has the benefit of a security interest over assets of the issuer, though ranking junior to first-lien debt secured by those assets. First-lien lenders and second-lien lenders typically have separate liens on the collateral, and an inter-creditor agreement provides the first-lien lenders with priority over the second-lien lenders’ liens on the collateral.

17
7

•
Mezzanine debt.
 Structurally, mezzanine debt usually ranks subordinate in priority of payment to first-lien and second-lien debt, is often unsecured, and may not have the benefit of financial covenants common in first-lien and second-lien debt. However, mezzanine debt ranks senior to common and preferred equity in an issuer’s capital structure. Mezzanine debt investments generally offer lenders fixed returns in the form of interest payments, which could be paid-in-kind, and may provide lenders an opportunity to participate in the capital appreciation, if any, of an issuer through an equity interest. This equity interest typically takes the form of an equity co-investment or warrants. Due to its higher risk profile and often less restrictive covenants compared to senior secured loans, mezzanine debt generally bears a higher stated interest rate than first-lien and second-lien debt.

•
Convertible bonds.
Convertible bonds are fixed-income corporate debt securities that yield current interest payments, but can be converted into common stock or other equivalent equity shares of an issuer. Interest may be in the form of cash or payment-in-kind, or a combination of both. Although we may, from time to time, invest in convertible securities of publicly listed issuers, our convertible bond investments are typically issued to private businesses. Upon a qualifying public offering, these securities become convertible at the option of the bondholder (or, in some instances, are mandatorily converted) into shares of the issuer. Conversion prices are typically set at a discount to the market price of the shares at pricing of the qualifying public offering.

•
Broadly syndicated loans.
Broadly syndicated loans (whose features are similar to those described under “First-lien debt” and “Second-lien debt” above) are typically originated and structured by banks on behalf of large corporate borrowers with employee counts, revenues, EBITDAs, and enterprise values larger than the middle-market characteristics described above. The proceeds of broadly syndicated loans are often used for leveraged buyout transactions, mergers and acquisitions, recapitalizations, refinancings, and financing capital expenditures. Broadly syndicated loans are typically distributed by the arranging bank to a diverse group of investors primarily consisting of: CLOs; senior secured loan and high yield bond mutual funds; closed-end funds, hedge funds, banks, and insurance companies; and finance companies. A borrower must comply with various covenants contained in a loan agreement or note purchase agreement between the borrower and the holders of the broadly syndicated loan. The broadly syndicated loans in which we invest may include loans that are considered “covenant-lite” loans, because of their lack of a full set of financial maintenance covenants.

Our debt investments are typically structured with the maximum security and collateral that we can reasonably obtain while seeking to achieve our total return target. Our Adviser seeks to limit the downside potential of our investments by:

•	requiring a total return on our investments (including both interest and potential equity appreciation) that compensates us for credit risk;

•
negotiating covenants in connection with our investments consistent with preservation of our capital. Such restrictions may include affirmative covenants (including reporting requirements), negative covenants (including financial maintenance covenants), lien protection, limitations on debt incurrence, restrictions on asset sales, downside and liquidation cases, restrictions on dividends and other payments, cash flow sweeps, collateral protection, required debt amortization, change of control provisions and board rights, including either observation rights or rights to a seat on the board under some circumstances; and

•	including debt amortization requirements, where appropriate, to require the timely repayment of principal of the loan, as well as appropriate maturity dates.
Within our portfolio, the Adviser intends to maintain the appropriate proportion among the various types of first-lien loans, as well as second-lien debt and mezzanine debt, to allow us to achieve our target returns while maintaining our targeted amount of credit risk.

17
8

Equity Investments.
 Our investment in a portfolio company could be or may include an equity interest, such as a such as common stock or preferred stock, or equity linked interest, such as a warrant or profit participation right. In certain instances, we may make direct and indirect equity investments with or without a concurrent investment in a more senior part of the capital structure of the issuer. Our equity investments are typically not control-oriented investments and we may structure such equity investments to include provisions protecting our rights as a minority-interest holder.
Valuation
Investment transactions are recorded on the trade date. Realized gains or losses are measured by the difference between the net proceeds received and the amortized cost basis of the investment using the specific identification method without regard to unrealized gains or losses previously recognized, and include investments charged off during the period, net of recoveries. The net change in unrealized gains or losses primarily reflects the change in investment values, including the reversal of previously recorded unrealized gains or losses with respect to investments realized during the period.
Rule 2a-5 under the 1940 Act was recently adopted by the SEC and establishes requirements for determining fair value in good faith for purposes of the 1940 Act. We complied with the mandatory provisions of Rule 2a-5 by the September 2022 compliance date. Additionally, commencing with the fourth quarter of 2022, pursuant to Rule 2a-5, the Board designated the Adviser as our valuation designee to perform fair value determinations relating to the value of assets held by us for which market quotations are not readily available.
Investments for which market quotations are readily available are typically valued at the average bid price of those market quotations. To validate market quotations, we utilize a number of factors to determine if the quotations are representative of fair value, including the source and number of the quotations. Debt and equity securities that are not publicly traded or whose market prices are not readily available, as is the case for substantially all of the Company’s investments, are valued at fair value as determined in good faith by the Adviser, as the valuation designee, based on, among other things, the input of the independent third-party valuation firm(s) engaged at the direction of the Adviser.
As part of the valuation process, the Adviser, as the valuation designee, takes into account relevant factors in determining the fair value of the Company’s investments, including: the estimated enterprise value of a portfolio company (i.e., the total fair value of the portfolio company’s debt and equity), the nature and realizable value of any collateral, the portfolio company’s ability to make payments based on its earnings and cash flow, the markets in which the portfolio company does business, a comparison of the portfolio company’s securities to any similar publicly traded securities, and overall changes in the interest rate environment and the credit markets that may affect the price at which similar investments may be made in the future. When an external event such as a purchase or sale transaction, public offering or subsequent equity sale occurs, the Adviser, as the valuation designee, considers whether the pricing indicated by the external event corroborates its valuation.
The Adviser, as the valuation designee, undertakes a multi-step valuation process, which includes, among other procedures, the following:

•	With respect to investments for which market quotations are readily available, those investments will typically be valued at the average bid price of those market quotations;

•
With respect to investments for which market quotations are not readily available, the valuation process begins with the independent valuation firm(s) providing a preliminary valuation of each investment to the Adviser’s valuation committee;

•	Preliminary valuation conclusions are documented and discussed with the Adviser’s valuation committee;

•	The Adviser, as the valuation designee, reviews the recommended valuations and determines the fair value of each investment;

17
9

•
Each quarter, the Adviser, as the valuation designee, will provide the Audit Committee a summary or description of material fair value matters that occurred in the prior quarter and on an annual basis, the Adviser, as the valuation designee, will provide the Audit Committee with a written assessment of the adequacy and effectiveness of its fair value process;

•	The Audit Committee oversees the valuation designee and will report to the Board on any valuation matters requiring the Board’s attention.
We conduct this valuation process on a quarterly basis.
We apply Financial Accounting Standards Board Accounting Standards Codification 820, Fair Value Measurements (“ASC 820”), as amended, which establishes a framework for measuring fair value in accordance with U.S. GAAP and required disclosures of fair value measurements. ASC 820 determines fair value to be the price that would be received for an investment in a current sale, which assumes an orderly transaction between market participants on the measurement date. Market participants are defined as buyers and sellers in the principal or most advantageous market (which may be a hypothetical market) that are independent, knowledgeable, and willing and able to transact. In accordance with ASC 820, we will consider its principal market to be the market that has the greatest volume and level of activity. ASC 820 specifies a fair value hierarchy that prioritizes and ranks the level of observability of inputs used in determination of fair value. In accordance with ASC 820, these levels are summarized below:

•	Level 1 — Valuations based on quoted prices in active markets for identical assets or liabilities that we have the ability to access.

•	Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

•	Level 3 — Valuations based on inputs that are unobservable and significant to the overall fair value measurement.
Transfers between levels, if any, will be recognized at the beginning of the quarter in which the transfer occurred. In addition to using the above inputs in investment valuations, we will apply the valuation policy approved by our board of directors that is consistent with ASC 820. Consistent with the valuation policy, the Adviser, as the valuation designee, evaluates the source of the inputs, including any markets in which our investments are trading (or any markets in which securities with similar attributes are trading), in determining fair value. When an investment is valued based on prices provided by reputable dealers or pricing services (that is, broker quotes), the Adviser, as the valuation designee subjects those prices to various criteria in making the determination as to whether a particular investment would qualify for treatment as a Level 2 or Level 3 investment. For example, the Adviser, as valuation designee, or the independent valuation firm(s), will review pricing support provided by dealers or pricing services in order to determine if observable market information is being used, versus unobservable inputs.
Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may fluctuate from period to period. Additionally, the fair value of such investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that may ultimately be realized. Further, such investments are generally less liquid than publicly traded securities and may be subject to contractual and other restrictions on resale. If we were required to liquidate a portfolio investment in a forced or liquidation sale, we could realize amounts that are different from the amounts presented and such differences could be material.
In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected herein.

1
80

Investments
Our investment objective is to maximize total return by generating current income from our debt investments and other income producing securities, and capital appreciation from our equity-linked investments. We were formed primarily to originate and make loans to, and make debt and equity investments in, technology-related companies based primarily in the United States. We intend to invest in senior secured or unsecured loans, subordinated loans or mezzanine loans, and equity-related securities, which include common and preferred stock, securities convertible into common stock, and warrants. We may on occasion invest in smaller or larger companies if an attractive opportunity presents itself, especially when there are dislocations in the capital markets, including the high yield and large syndicated loan markets, which are often referred to as “junk” investments. Once the Company raises sufficient capital, the target credit investments will typically have maturities between three and ten years and generally range in size between $20 million and $500 million, although the investment size will vary with the size of the Company’s capital base. Prior to raising sufficient capital, the Company may make a greater number of investments in syndicated loan opportunities than it otherwise would expect to make in the future.
We invest in a broad range of established and high growth technology-related companies that capitalize on the large and growing demand for technology products and services. These companies use technology extensively to improve business processes, applications and opportunities or seek to grow through technological developments and innovations. These companies operate in technology-related industries or sectors, which include, but are not limited to, application software, systems software, healthcare information technology, technology services and infrastructure, financial technology and internet and digital media. Within each industry or sector, we intend to invest in companies that are developing or offering goods and services to businesses and consumers which utilize scientific knowledge, including techniques, skills, methods, devices and processes, to solve problems. We refer to all of these companies as “technology-related” companies and intend, under normal circumstances, to invest at least 80% of the value of its total assets in such businesses.
Managerial Assistance
BDCs generally must offer to make significant managerial assistance available to the issuer of its investments, except in circumstances where either (i) the BDC controls such issuer or (ii) the BDC purchases such investments in conjunction with one or more other persons acting together and one of the other persons in the group makes available such managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the BDC, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.
Competition
Our primary competitors in providing financing to middle market technology related companies include public and private funds, other BDCs, commercial and investment banks, commercial finance companies and, to the extent they provide an alternative form of financing, private equity and hedge funds. These other BDCs and investment funds might be reasonable investment alternatives to us and may be less costly or complex with fewer or different risks than we have. Many of our competitors are substantially larger and have considerably greater financial, technical, and marketing resources than we do. Some competitors may have access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Further, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a business development company, or to the distribution and other requirements we must satisfy to maintain our treatment as a RIC for U.S. federal income tax purposes. See “Risk Factors — Risk Relating to Our Business —
 We may face increasing competition for investment opportunities, which could delay further deployment of our capital, reduce returns and result in losses
.”

18
1

Administration
We do not have any direct employees, and our day-to-day investment operations will be managed by our Adviser. We have a chief executive officer, chief financial officer, chief compliance officer, and corporate secretary and, to the extent necessary, our board of directors may elect to appoint additional officers going forward. All of our executive officers are also officers of our Adviser. See “Management and Other Agreements.”
Properties
We do not own or lease any real estate or other physical properties material to our operation. Our headquarters are located at 399 Park Avenue, New York, NY 10022, and are provided by our Adviser pursuant to the Administration Agreement. We believe that our office facilities are suitable and adequate for our business as we contemplate continuing to conduct it.
Legal Proceedings
We and our Adviser are not currently subject to any material pending legal proceedings threatened against us. From time to time, we may be a party to certain legal proceedings incidental to the normal course of our business including the enforcement of our rights under contracts with our portfolio companies.
Furthermore, third parties may try to seek to impose liability on us in connection with the activities of our portfolio companies. While the outcome of these legal proceedings cannot be predicted with certainty, we do not expect that these proceedings will have a material effect upon our business, financial condition, results of operations or cash flows.

18
2

SENIOR SECURITIES
Information about our senior securities is shown in the following table as of the end of the fiscal quarter ended September 30, 2023 and the fiscal years ended December 31, 2022 and December 31, 2021. The report of our independent registered public accounting firm on the senior securities table as of December 31, 2022 is attached as an exhibit to the registration statement of which this prospectus is a part.

Class and Period	Total Amount Outstanding Exclusive of Treasury Securities (1) ($ in millions)	Asset Coverage per Unit (2)	Involuntary Liquidating Preference per Unit (3)	Average Market Value per Unit (4)
Revolving Credit Facility
September 30, 2023 (unaudited)	$558.6	2,292.1	—	N/A
December 31, 2022	$415.2	1,958.8	—	N/A
December 31, 2021	$—
SPV Asset Facility I
September 30, 2023 (unaudited)	$520.0	2,292.1	—	N/A
December 31, 2022	$614.0	1,958.8	—	N/A
December 31, 2021	$—	—	—	N/A
SPV Asset Facility II
September 30, 2023 (unaudited)	$70.0	2,292.1	—	N/A
December 31, 2022	$—	—	—	N/A
December 31, 2021	$—	—	—	N/A
June 2026 Notes
September 30, 2023 (unaudited)	$100.0	2,292.1	—	N/A
Promissory Note (5)
December 31, 2021	$—	—	—	N/A

(1)	Total amount of each class of senior securities outstanding at the end of the period presented.
(2)
Asset coverage per unit is the ratio of the carrying value of our total assets, less all liabilities excluding indebtedness represented by senior securities in this table, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness and is calculated on a consolidated basis.

(3)
The amount to which such class of senior security would be entitled upon our involuntary liquidation in preference to any security junior to it. The “-” in this column indicates information that the SEC expressly does not require to be disclosed for certain types of senior securities.

(4)	Not applicable because the senior securities are not registered for public trading.
(5)	The Promissory Note was terminated in June 2022.

18
3

PORTFOLIO COMPANIES
The following table sets forth certain information regarding each of the portfolio companies in which we had a debt or equity investment as of September 30, 2023. We offer to make available significant managerial assistance to our portfolio companies. We may receive rights to observe the meetings of our portfolio companies’ board of directors. Other than these investments, our only relationships with our portfolio companies are the managerial assistance we may separately provide to our portfolio companies, which services would be ancillary to our investments.

($ in thousands) Company	Industry	Type of Investment	Interest Rate(1)	Maturity / Dissolution Date	Percentage of Class Held on a Fully Diluted Basis	Principal Number of Shares / Number of Units	Amortized Cost	Fair Value	Percentage of Net Assets
Bleriot US Bidco Inc. 4009 Marathon Boulevard, Austin, TX, 78756(3)	Aerospace & Defense	First lien senior secured loan	S + 4.00%	10/2028	0.0%	$6,833	$6,800	$6,833	0.4%
Dynasty Acquisition Co., Inc. (dba StandardAero Limited) 6710 North Scottsdale Road, Scottsdale, AZ, 85253(2)	Aerospace & Defense	First lien senior secured loan	S + 4.00%	4/2026	0.0%	2,095	2,074	2,089	0.1%
Dynasty Acquisition Co., Inc. (dba StandardAero Limited) 6710 North Scottsdale Road, Scottsdale, AZ, 85253(2)	Aerospace & Defense	First lien senior secured loan	S + 4.00%	8/2028	0.0%	898	889	895	0.1%
ManTech International Corporation 2251 Corporate Park Drive, Herndon, VA, 20171(3)	Aerospace & Defense	First lien senior secured loan	S + 5.75%	9/2029	0.0%	43,565	42,789	43,238	2.7%
ManTech International Corporation 2251 Corporate Park Drive, Herndon, VA, 20171(2)(10)	Aerospace & Defense	First lien senior secured delayed draw term loan	S + 5.75%	9/2024	0.0%	3,693	3,568	3,665	0.2%
ManTech International Corporation 2251 Corporate Park Drive, Herndon, VA, 20171(10)	Aerospace & Defense	First lien senior secured revolving loan	S + 5.75%	9/2028	0.0%	—	(92)	(42)	0.0%
Peraton Corp. 1875 Explorer Street, Herndon, VA, 20170(2)	Aerospace & Defense	First lien senior secured loan	S + 3.75%	2/2028	0.0%	3,069	3,054	3,060	0.2%
Anaplan, Inc. 50 Hawthorne Street, San Francisco, CA, 94105(2)	Application Software	First lien senior secured loan	S + 6.50%	6/2029	0.0%	90,055	89,274	90,058	5.5%
Anaplan, Inc. 50 Hawthorne Street, San Francisco, CA, 94105(10)	Application Software	First lien senior secured revolving loan	S + 6.50%	6/2028	0.0%	—	(51)	—	0.0%
Armstrong Bidco Limited The Armstrong Building 10 Oakwood Drive Loughborough LE11 3QF, United Kingdom(5)	Application Software	First lien senior secured loan	SA + 5.00%	6/2029	0.0%	£26,570	31,986	32,187	2.0%
Armstrong Bidco Limited The Armstrong Building 10 Oakwood Drive Loughborough LE11 3QF, United Kingdom(5)	Application Software	First lien senior secured delayed draw term loan	SA + 5.00%	6/2029	0.0%	£13,863	16,680	16,794	1.0%
Avalara, Inc. 255 South King Street, Seattle, WA, 98104(3)	Application Software	First lien senior secured loan	S + 7.25%	10/2028	0.0%	22,727	22,426	22,614	1.4%
Avalara, Inc. 255 South King Street, Seattle, WA, 98104(10)	Application Software	First lien senior secured revolving loan	S + 7.25%	10/2028	0.0%	—	(29)	(11)	0.0%
CDK Global, Inc. 1950 Hassell Road, Hoffman Estates, IL, 60169(3)	Application Software	First lien senior secured loan	S + 4.25%	7/2029	0.0%	39,700	38,673	39,678	2.4%
Community Brands ParentCo, LLC 9620 Executive Center Drive North, Saint Petersburg, FL, 33702(3)	Application Software	First lien senior secured loan	S + 5.50%	2/2028	0.0%	6,279	6,181	6,217	0.4%

($ in thousands) Company	Industry	Type of Investment	Interest Rate(1)	Maturity / Dissolution Date	Percentage of Class Held on a Fully Diluted Basis	Principal Number of Shares / Number of Units	Amortized Cost	Fair Value	Percentage of Net Assets
Community Brands ParentCo, LLC 9620 Executive Center Drive North, Saint Petersburg, FL, 33702(10)	Application Software	First lien senior secured delayed draw term loan	S + 5.50%	2/2024	0.0%	—	(6)	—	0.0%
Community Brands ParentCo, LLC 9620 Executive Center Drive North, Saint Petersburg, FL, 33702(10)	Application Software	First lien senior secured revolving loan	S + 5.50%	2/2028	0.0%	—	(6)	(4)	0.0%
Coupa Holdings, LLC 1855 South Grant Street, San Mateo, CA, 94402(2)	Application Software	First lien senior secured loan	S + 7.50%	2/2030	0.0%	785	767	770	0.0%
Coupa Holdings, LLC 1855 South Grant Street, San Mateo, CA, 94402(10)	Application Software	First lien senior secured delayed draw term loan	S + 7.50%	8/2024	0.0%	—	(1)	(1)	0.0%
Coupa Holdings, LLC 1855 South Grant Street, San Mateo, CA, 94402(10)	Application Software	First lien senior secured revolving loan	S + 7.50%	2/2029	0.0%	—	(1)	(1)	0.0%
Fullsteam Operations, LLC 197 E University Dr #2, Auburn, AL 36832(3)	Application Software	First lien senior secured delayed draw term loan	S + 7.50% (3.00% PIK)	5/2024	0.0%	53,312	52,334	53,846	3.3%
Grayshift, LLC 931 Monroe Drive Northeast, Atlanta, GA, 30308(2)	Application Software	First lien senior secured loan	S + 8.00%	7/2028	0.0%	53,517	53,072	52,580	3.2%
Grayshift, LLC 931 Monroe Drive Northeast, Atlanta, GA, 30308(2)	Application Software	First lien senior secured loan	S + 8.00%	7/2028	0.0%	22,174	21,848	21,786	1.3%
Grayshift, LLC 931 Monroe Drive Northeast, Atlanta, GA, 30308(10)	Application Software	First lien senior secured revolving loan	S + 8.00%	7/2028	0.0%	—	(46)	(102)	0.0%
Motus Group, LLC 60 South Street, Boston, MA, 02111(2)	Application Software	Second lien senior secured loan	S + 6.50%	12/2029	0.0%	16,557	16,419	16,350	1.0%
Perforce Software, Inc. 400 First Avenue North, Minneapolis, MN, 55401(2)	Application Software	First lien senior secured loan	S + 4.50%	7/2026	0.0%	14,813	14,554	14,553	0.9%
Quartz Acquireco, LLC (dba Qualtrics) 333 West River Park Drive, Provo, UT, 84604(2)	Application Software	First lien senior secured loan	S + 3.50%	6/2030	0.0%	5,000	4,953	4,963	0.3%
Zendesk, Inc. 989 Market Street, San Francisco, CA, 94103(3)	Application Software	First lien senior secured loan	S + 6.50% (3.50% PIK)	11/2028	0.0%	59,564	58,525	58,670	3.6%
Zendesk, Inc. 989 Market Street, San Francisco, CA, 94103(10)	Application Software	First lien senior secured delayed draw term loan	S + 6.50%	11/2024	0.0%	—	(466)	(73)	0.0%
Zendesk, Inc. 989 Market Street, San Francisco, CA, 94103(10)	Application Software	First lien senior secured revolving loan	S + 6.50%	11/2028	0.0%	—	(103)	(90)	0.0%
Finastra USA, Inc. 4 Kingdom Street Paddington, London W2 6BD, United Kingdom(4)	Banks	First lien senior secured loan	S + 7.25%	9/2029	0.0%	60,413	59,814	59,809	3.7%
Finastra USA, Inc. 4 Kingdom Street Paddington, London W2 6BD, United Kingdom(2)(10)	Banks	First lien senior secured revolving loan	S + 7.25%	9/2029	0.0%	1,327	1,264	1,264	0.1%

($ in thousands) Company	Industry	Type of Investment	Interest Rate(1)	Maturity / Dissolution Date	Percentage of Class Held on a Fully Diluted Basis	Principal Number of Shares / Number of Units	Amortized Cost	Fair Value	Percentage of Net Assets
Innovation Ventures HoldCo, LLC 38955 Hills Tech Drive, Farmington Hills, MI, 48331(2)	Beverages	First lien senior secured loan	S + 6.25%	3/2027	0.0%	50,000	49,315	49,375	3.0%
EET Buyer, Inc. (dba e-Emphasys) 2501 Weston Parkway, Cary, NC, 27513(3)	Building Products	First lien senior secured loan	S + 6.50%	11/2027	0.0%	5,157	5,085	5,157	0.3%
EET Buyer, Inc. (dba e-Emphasys) 2501 Weston Parkway, Cary, NC, 27513(4)(10)	Building Products	First lien senior secured revolving loan	S + 6.50%	11/2027	0.0%	86	80	86	0.0%
SRS Distribution, Inc. 7440 State Highway 121, McKinney, TX, 75070(2)	Building Products	First lien senior secured loan	S + 3.50%	6/2028	0.0%	4,987	4,939	4,931	0.3%
Associations, Inc. 5401 North Central Expressway \nSuite 300, Dallas, TX, 75025(3)	Buildings & Real Estate	First lien senior secured loan	S + 6.50% (2.50% PIK)	7/2027	0.0%	20,905	20,699	20,748	1.3%
Access CIG, LLC 500 Unicorn Park Drive, Woburn, MA, 01801(2)	Commercial Services & Supplies	First lien senior secured loan	S + 5.00%	8/2028	0.0%	10,000	9,754	9,853	0.6%
Charter NEX US, Inc. 300 North LaSalle Drive, Chicago, IL, 60654(2)	Commercial Services & Supplies	First lien senior secured loan	S + 3.75%	12/2027	0.0%	10,000	9,960	9,900	0.6%
Denali BuyerCo, LLC (dba Summit Companies) 2500 Lexington Avenue South, Mendota Heights, MN, 55120(3)	Commercial Services & Supplies	First lien senior secured loan	S + 5.50%	9/2028	0.0%	41,926	41,130	41,821	2.6%
SimpliSafe Holding Corporation 294 Washington Street, Boston, MA, 02108(2)	Commercial Services & Supplies	First lien senior secured loan	S + 6.25%	5/2028	0.0%	60,957	59,996	60,500	3.7%
SimpliSafe Holding Corporation 294 Washington Street, Boston, MA, 02108(2)(10)	Commercial Services & Supplies	First lien senior secured delayed draw term loan	S + 6.25%	5/2024	0.0%	2,052	1,973	2,037	0.1%
Dodge Construction Network LLC 300 American Metro Blvd. Suite 185 Hamilton, NJ 08619(3)	Construction & Engineering	First lien senior secured loan	S + 4.75%	2/2029	0.0%	12,344	12,190	10,060	0.6%
Engineered Machinery Holdings, Inc. (dba Duravant) 3500 Lacey Road, Downers Grove, IL, 60515(3)	Construction & Engineering	First lien senior secured loan	S + 3.50%	5/2028	0.0%	5,985	5,928	5,948	0.4%
Five Star Lower Holding LLC 9333 Baythorne Dr, Anaheim, CA, 92807(3)	Containers & Packaging	First lien senior secured loan	S + 4.25%	5/2029	0.0%	21,656	21,385	20,790	1.3%
Tricorbraun Holdings, Inc. 6 City Place Drive, Saint Louis, MO, 63141(2)	Containers & Packaging	First lien senior secured loan	S + 3.25%	3/2028	0.0%	4,987	4,933	4,887	0.3%
Learning Care Group (US) No. 2 Inc. 21333 Haggerty Road, Novi, MI, 48375(3)	Diversified Consumer Services	First lien senior secured loan	S + 4.75%	8/2028	0.0%	7,500	7,390	7,487	0.5%
Litera Bidco LLC 300 South Riverside Plaza, Chicago, IL, 60606(2)	Diversified Consumer Services	First lien senior secured loan	S + 6.00%	5/2026	0.0%	20,311	20,142	20,311	1.2%
Sophia, L.P. 2003 Edmund Halley Drive, Reston, VA, 20191(2)	Diversified Consumer Services	First lien senior secured loan	S + 4.25%	10/2027	0.0%	9,875	9,799	9,850	0.6%
Blackhawk Network Holdings, Inc. 6220 Stoneridge Mall Road, Pleasanton, CA, 94588(3)	Diversified Financial Services	First lien senior secured loan	S + 2.75%	6/2025	0.0%	3,953	3,935	3,937	0.2%

($ in thousands) Company	Industry	Type of Investment	Interest Rate(1)	Maturity / Dissolution Date	Percentage of Class Held on a Fully Diluted Basis	Principal Number of Shares / Number of Units	Amortized Cost	Fair Value	Percentage of Net Assets
BTRS Holdings Inc. (dba Billtrust) 1009 Lenox Drive, Lawrenceville, NJ, 08648(3)	Diversified Financial Services	First lien senior secured loan	S + 8.00%	12/2028	0.0%	2,309	2,246	2,274	0.1%
BTRS Holdings Inc. (dba Billtrust) 1009 Lenox Drive, Lawrenceville, NJ, 08648(3)(10)	Diversified Financial Services	First lien senior secured delayed draw term loan	S + 8.00%	12/2024	0.0%	72	72	69	0.0%
BTRS Holdings Inc. (dba Billtrust) 1009 Lenox Drive, Lawrenceville, NJ, 08648(10)	Diversified Financial Services	First lien senior secured revolving loan	S + 7.25%	12/2028	0.0%	—	(6)	(4)	0.0%
Computer Services, Inc. (dba CSI) 3901 Technology Drive, Paducah, KY, 42001(3)	Diversified Financial Services	First lien senior secured loan	S + 6.75%	11/2029	0.0%	19,900	19,537	19,801	1.2%
Deerfield Dakota Holdings 55 East 52nd Street, New York, NY, 10055(3)	Diversified Financial Services	First lien senior secured loan	S + 3.75%	4/2027	0.0%	5,198	5,067	5,062	0.3%
Helios Software Holdings, Inc. (dba ION Corporates) Minerva House, 4 Simmonscourt Rd, Dublin 4, D04 A9K8, Ireland(3)	Diversified Financial Services	First lien senior secured loan	S + 4.25%	7/2030	0.0%	5,611	5,428	5,579	0.3%
Ministry Brands Holdings, LLC 10133 Sherrill Boulevard, Knoxville, TN, 37932(2)	Diversified Financial Services	First lien senior secured loan	S + 5.50%	12/2028	0.0%	17,391	17,111	17,086	1.0%
Ministry Brands Holdings, LLC 10133 Sherrill Boulevard, Knoxville, TN, 37932(2)(10)	Diversified Financial Services	First lien senior secured delayed draw term loan	S + 5.50%	12/2023	0.0%	902	852	851	0.1%
Ministry Brands Holdings, LLC 10133 Sherrill Boulevard, Knoxville, TN, 37932(2)(10)	Diversified Financial Services	First lien senior secured revolving loan	S + 5.50%	12/2027	0.0%	763	739	733	0.0%
Smarsh Inc. 851 Southwest 6th Avenue, Portland, OR, 97204(4)	Diversified Financial Services	First lien senior secured loan	S + 6.50%	2/2029	0.0%	26,667	26,447	26,600	1.6%
Smarsh Inc. 851 Southwest 6th Avenue, Portland, OR, 97204(4)(10)	Diversified Financial Services	First lien senior secured delayed draw term loan	S + 6.50%	2/2024	0.0%	3,333	3,279	3,325	0.2%
Smarsh Inc. 851 Southwest 6th Avenue, Portland, OR, 97204(10)	Diversified Financial Services	First lien senior secured revolving loan	S + 6.50%	2/2029	0.0%	—	(2)	(1)	0.0%
BCPE Watson (DE) ORML, LP 375 Saxonburg Boulevard, Saxonburg, PA, 16056(4)	Electrical Equipment	First lien senior secured loan	S + 6.50%	7/2028	0.0%	100,000	99,163	99,500	6.1%
USIC Holdings, Inc. 9045 North River Road Suite 200, Indianapolis, IN, 46240(2)	Energy Equipment & Services	First lien senior secured loan	S + 3.50%	5/2028	0.0%	4,987	4,843	4,900	0.3%
CFS Brands, LLC 4711 East Hefner Road, Oklahoma City, OK, 73131(6)	Food & Staples Retailing	First lien senior secured loan	P + 2.00%	3/2025	0.0%	8,792	8,630	8,792	0.5%
Circana Group, L.P. (fka The NPD Group, L.P.) 900 West Shore Road, Port Washington, NY, 11050(2)	Food & Staples Retailing	First lien senior secured loan	S + 6.25% (2.75% PIK)	12/2028	0.0%	144,311	141,809	142,867	8.8%
Circana Group, L.P. (fka The NPD Group, L.P.) 900 West Shore Road, Port Washington, NY, 11050(2)(10)	Food & Staples Retailing	First lien senior secured revolving loan	S + 5.75%	12/2027	0.0%	1,631	1,490	1,540	0.1%

($ in thousands) Company	Industry	Type of Investment	Interest Rate(1)	Maturity / Dissolution Date	Percentage of Class Held on a Fully Diluted Basis	Principal Number of Shares / Number of Units	Amortized Cost	Fair Value	Percentage of Net Assets
Athenahealth Group Inc. 311 Arsenal Street, Watertown, MA, 02472(2)	Health Care Technology	First lien senior secured loan	S + 3.25%	2/2029	0.0%	20,777	19,837	20,356	1.2%
Color Intermediate, LLC (dba ClaimsXten) 475 Allendale Rd Ste 101, King Of Prussia, PA, 19406(3)	Health Care Technology	First lien senior secured loan	S + 5.50%	10/2029	0.0%	39,327	38,622	38,934	2.4%
GI Ranger Intermediate, LLC (dba Rectangle Health) 115 East Stevens Avenue, Valhalla, NY, 10595(3)(10)	Health Care Technology	First lien senior secured delayed draw term loan	S + 5.75%	10/2023	0.0%	2,376	2,280	2,302	0.1%
GHX Ultimate Parent Corporation (dba Global Healthcare Exchange) 1315 West Century Drive, Louisville, CO, 80027(3)	Health Care Technology	First lien senior secured loan	S + 4.75%	6/2027	0.0%	12,469	12,182	12,454	0.8%
Hyland Software, Inc. 28105 Clemens Road, Westlake, OH, 44145(2)	Health Care Technology	First lien senior secured loan	S + 6.00%	9/2030	0.0%	40,490	39,884	39,882	2.4%
Hyland Software, Inc. 28105 Clemens Road, Westlake, OH, 44145(10)	Health Care Technology	First lien senior secured revolving loan	S + 6.00%	9/2029	0.0%	—	(29)	(29)	0.0%
Iconic IMO Merger Sub, Inc. 9600 West Bryn Mawr Avenue, Rosemont, IL, 60018(3)	Health Care Technology	First lien senior secured loan	S + 6.00%	5/2029	0.0%	20,638	20,287	20,534	1.3%
Iconic IMO Merger Sub, Inc. 9600 West Bryn Mawr Avenue, Rosemont, IL, 60018(4)(10)	Health Care Technology	First lien senior secured delayed draw term loan	S + 6.00%	5/2024	0.0%	1,333	1,281	1,327	0.1%
Iconic IMO Merger Sub, Inc. 9600 West Bryn Mawr Avenue, Rosemont, IL, 60018(4)(10)	Health Care Technology	First lien senior secured revolving loan	S + 6.00%	5/2028	0.0%	397	359	385	0.0%
Imprivata, Inc. 20 CityPoint 6th Floor, Waltham, MA, 02451(2)	Health Care Technology	First lien senior secured loan	S + 4.25%	12/2027	0.0%	20,774	20,532	20,749	1.3%
Imprivata, Inc. 20 CityPoint 6th Floor, Waltham, MA, 02451(2)	Health Care Technology	Second lien senior secured loan	S + 6.25%	12/2028	0.0%	17,648	17,472	17,648	1.1%
Inovalon Holdings, Inc. 4321 Collington Road, Bowie, MD, 20716(3)	Health Care Technology	First lien senior secured loan	S + 6.25% (2.75% PIK)	11/2028	0.0%	13,262	13,014	13,063	0.8%
Inovalon Holdings, Inc. 4321 Collington Road, Bowie, MD, 20716(10)	Health Care Technology	First lien senior secured delayed draw term loan	S + 5.75%	5/2024	0.0%	—	(12)	(3)	0.0%
Inovalon Holdings, Inc. 4321 Collington Road, Bowie, MD, 20716(3)	Health Care Technology	Second lien senior secured loan	S + 10.50% PIK	11/2033	0.0%	44,657	44,119	44,210	2.7%
Interoperability Bidco, Inc. (dba Lyniate) 100 High Street, Boston, MA, 02110(3)	Health Care Technology	First lien senior secured loan	S + 7.00%	12/2026	0.0%	28,265	28,135	27,983	1.7%
Interoperability Bidco, Inc. (dba Lyniate) 100 High Street, Boston, MA, 02110(3)(10)	Health Care Technology	First lien senior secured revolving loan	S + 7.00%	12/2024	0.0%	391	388	378	0.0%
Neptune Holdings, Inc. (dba NexTech) 4221 West Boy Scout Boulevard, Tampa, FL, 33607(4)	Health Care Technology	First lien senior secured loan	S + 6.00%	8/2030	0.0%	30,882	30,117	30,110	1.8%

($ in thousands) Company	Industry	Type of Investment	Interest Rate(1)	Maturity / Dissolution Date	Percentage of Class Held on a Fully Diluted Basis	Principal Number of Shares / Number of Units	Amortized Cost	Fair Value	Percentage of Net Assets
Neptune Holdings, Inc. (dba NexTech) 4221 West Boy Scout Boulevard, Tampa, FL, 33607(10)	Health Care Technology	First lien senior secured revolving loan	S + 6.00%	8/2029	0.0%	—	(102)	(103)	0.0%
Medline Borrower, LP Three Lakes Drive, Northfield, IL, 60093(2)	Health Care Equipment & Supplies	First lien senior secured loan	S + 3.25%	10/2028	0.0%	15,282	15,055	15,231	0.9%
PerkinElmer U.S. LLC 710 Bridgeport Ave, Shelton, CT, 06484(3)	Health Care Equipment & Supplies	First lien senior secured loan	S + 6.75%	3/2029	0.0%	11,389	11,176	11,246	0.7%
Covetrus, Inc. 7 Custom House Street, Portland, ME, 04101(3)	Health Care Providers & Services	Second lien senior secured loan	S + 9.25%	10/2030	0.0%	25,000	24,526	24,875	1.5%
Engage Debtco Limited The Weighbridge Brewery Courtyard High Street, Marlow, Buckinghamshire, SL72FF, United Kingdom(3)	Health Care Providers & Services	First lien senior secured loan	S + 5.90% (2.4% PIK)	7/2029	0.0%	12,500	12,232	12,281	0.8%
OneOncology LLC 1301 West Colonial Drive, Orlando, FL, 32804(3)	Health Care Providers & Services	First lien senior secured loan	S + 6.25%	6/2030	0.0%	14,286	14,078	14,143	0.9%
OneOncology LLC 1301 West Colonial Drive, Orlando, FL, 32804 (10)	Health Care Providers & Services	First lien senior secured delayed draw term loan	S + 6.25%	12/2024	0.0%	—	(32)	—	0.0%
OneOncology LLC 1301 West Colonial Drive, Orlando, FL, 32804(10)	Health Care Providers & Services	First lien senior secured revolving loan	S + 6.25%	6/2029	0.0%	—	(41)	(29)	0.0%
Plasma Buyer LLC (dba PathGroup) 5301 Virginia Way, Brentwood, TN, 37027(3)	Health Care Providers & Services	First lien senior secured loan	S + 5.75%	5/2029	0.0%	16,846	16,560	16,509	1.0%
Plasma Buyer LLC (dba PathGroup) 5301 Virginia Way, Brentwood, TN, 37027(10)	Health Care Providers & Services	First lien senior secured delayed draw term loan	S + 5.75%	5/2024	0.0%	—	(35)	(44)	0.0%
Plasma Buyer LLC (dba PathGroup) 5301 Virginia Way, Brentwood, TN, 37027(3)(10)	Health Care Providers & Services	First lien senior secured revolving loan	S + 5.75%	5/2028	0.0%	378	349	340	0.0%
TC Holdings, LLC (dba TrialCard) 2250 Perimeter Park Drive, Morrisville, NC, 27560(4)	Health Care Providers & Services	First lien senior secured loan	S + 5.00%	4/2027	0.0%	8,817	8,751	8,817	0.5%
TC Holdings, LLC (dba TrialCard) 2250 Perimeter Park Drive, Morrisville, NC, 27560(10)	Health Care Providers & Services	First lien senior secured revolving loan	S + 5.00%	4/2027	0.0%	—	(8)	—	0.0%
Acrisure, LLC 100 Ottawa Avenue Southwest, Grand Rapids, MI, 49503(3)	Insurance	First lien senior secured loan	S + 5.75%	2/2027	0.0%	10,945	10,920	10,972	0.7%
Asurion, LLC 648 Grassmere Park, Nashville, TN, 37211(2)	Insurance	First lien senior secured loan	S + 3.25%	12/2026	0.0%	15,421	14,651	15,074	0.9%
Asurion, LLC 648 Grassmere Park, Nashville, TN, 37211(2)	Insurance	Second lien senior secured loan	S + 5.25%	1/2029	0.0%	29,332	27,578	25,943	1.6%
AmeriLife Holdings LLC 2650 McCormick Drive, Clearwater, FL, 33759(2)	Insurance	First lien senior secured loan	S + 5.75%	8/2029	0.0%	18,045	17,726	17,955	1.1%

($ in thousands) Company	Industry	Type of Investment	Interest Rate(1)	Maturity / Dissolution Date	Percentage of Class Held on a Fully Diluted Basis	Principal Number of Shares / Number of Units	Amortized Cost	Fair Value	Percentage of Net Assets
AmeriLife Holdings LLC 2650 McCormick Drive, Clearwater, FL, 33759(4)(10)	Insurance	First lien senior secured delayed draw term loan	S + 5.75%	9/2024	0.0%	3,008	2,943	2,993	0.2%
AmeriLife Holdings LLC 2650 McCormick Drive, Clearwater, FL, 33759(4)(10)	Insurance	First lien senior secured revolving loan	S + 5.75%	8/2028	0.0%	379	342	367	0.0%
Disco Parent, Inc. (dba Duck Creek Technologies, Inc.) 22 Boston Wharf Road, Boston, MA, 02210(3)	Insurance	First lien senior secured loan	S + 7.50%	3/2029	0.0%	909	888	895	0.1%
Disco Parent, Inc. (dba Duck Creek Technologies, Inc.) 22 Boston Wharf Road, Boston, MA, 02210(10)	Insurance	First lien senior secured revolving loan	S + 7.50%	3/2029	0.0%	—	(2)	(1)	0.0%
Hub International Limited 150 North Riverside Plaza, Chicago, IL, 60606(3)	Insurance	First lien senior secured loan	S + 4.25%	6/2030	0.0%	10,000	9,903	10,017	0.6%
Hyperion Refinance S.a.r.l (dba Howden Group) One Creechurch Place, London EC3A 5AF, United Kingdom(2)	Insurance	First lien senior secured loan	S + 5.25%	11/2027	0.0%	25,000	24,564	25,000	1.5%
Integrated Specialty Coverages, LLC 500 Mamaroneck Avenue, Carlsbad, NY, 10528(2)	Insurance	First lien senior secured loan	S + 6.00%	7/2030	0.0%	55,101	54,288	54,247	3.3%
Integrated Specialty Coverages, LLC 500 Mamaroneck Avenue, Carlsbad, NY, 10528(10)	Insurance	First lien senior secured delayed draw term loan	S + 6.00%	1/2024	0.0%	—	(77)	(38)	0.0%
Integrated Specialty Coverages, LLC 500 Mamaroneck Avenue, Carlsbad, NY, 10528(10)	Insurance	First lien senior secured revolving loan	S + 6.00%	7/2029	0.0%	—	(86)	(92)	0.0%
Integrity Marketing Acquisition, LLC 1445 Ross Avenue, Dallas, TX, 75202(3)	Insurance	First lien senior secured loan	S + 5.82%	8/2026	0.0%	13,246	13,210	13,246	0.8%
Integrity Marketing Acquisition, LLC 1445 Ross Avenue, Dallas, TX, 75202(10)	Insurance	First lien senior secured delayed draw term loan	S + 6.00%	8/2025	0.0%	—	(24)	—	0.0%
Integrity Marketing Acquisition, LLC 1445 Ross Avenue, Dallas, TX, 75202(10)	Insurance	First lien senior secured revolving loan	S + 6.50%	8/2026	0.0%	—	(5)	—	0.0%
Peter C. Foy & Associates Insurance Services, LLC (dba PCF Insurance Services) 2500 West Executive Parkway, Lehi, UT, 84043(2)	Insurance	First lien senior secured delayed draw term loan	S + 6.00%	11/2028	0.0%	24,638	24,350	24,022	1.5%
BCPE Nucleon (DE) SPV, LP 1740 Technology Drive, San Jose, CA, 95110(4)	IT Services	First lien senior secured loan	S + 7.00%	9/2026	0.0%	22,679	22,513	22,679	1.4%
Kaseya Inc. 701 Brickell Avenue, Miami, FL, 33131(3)	IT Services	First lien senior secured loan	S + 6.25% (2.50% PIK)	6/2029	0.0%	67,044	65,890	66,876	4.1%
Kaseya Inc. 701 Brickell Avenue, Miami, FL, 33131(3)(10)	IT Services	First lien senior secured delayed draw term loan	S + 6.25% (2.50% PIK)	6/2024	0.0%	248	212	247	0.0%

($ in thousands) Company	Industry	Type of Investment	Interest Rate(1)	Maturity / Dissolution Date	Percentage of Class Held on a Fully Diluted Basis	Principal Number of Shares / Number of Units	Amortized Cost	Fair Value	Percentage of Net Assets
Kaseya Inc. 701 Brickell Avenue, Miami, FL, 33131(3)(10)	IT Services	First lien senior secured revolving loan	S + 6.25% (2.50% PIK)	6/2029	0.0%	1,019	953	1,009	0.1%
Renaissance Learning, Inc. 2911 Peach Street Wisconsin Rapids, WI 54494(2)	IT Services	First lien senior secured loan	S + 4.75%	4/2030	0.0%	916	914	908	0.1%
Saphilux S.a.r.L (dba IQ EQ) 412F, Route D’esch, Luxembourg City, 1471, Luxembourg(3)	IT Services	First lien senior secured loan	S + 4.75%	7/2028	0.0%	22,500	22,173	22,163	1.4%
Severin Acquisition, LLC (dba PowerSchool) 150 Parkshore Drive, Folsom, CA, 95630(3)	IT Services	First lien senior secured loan	S + 3.00%	8/2025	0.0%	16,955	16,879	16,925	1.0%
The Dun & Bradstreet Corporation 5335 Gate Parkway, Jacksonville, FL, 32256(2)	IT Services	First lien senior secured loan	S + 2.75%	2/2026	0.0%	12,966	12,966	12,937	0.8%
Bamboo US BidCo LLC 927 S Curry Pike, Bloomington, IN, 47403(2)	Life Sciences Tools & Services	First lien senior secured loan	S + 6.00%	9/2030	0.0%	19,692	19,102	19,102	1.2%
Bamboo US BidCo LLC 927 S Curry Pike, Bloomington, IN, 47403(7)	Life Sciences Tools & Services	First lien senior secured loan	E + 6.00%	9/2030	0.0%	€ 12,252	12,583	12,583	0.8%
Bamboo US BidCo LLC 927 S Curry Pike, Bloomington, IN, 47403(10)	Life Sciences Tools & Services	First lien senior secured delayed draw term loan	S + 6.00%	3/2025	0.0%	—	(46)	(46)	0.0%
Bamboo US BidCo LLC 927 S Curry Pike, Bloomington, IN, 47403(10)	Life Sciences Tools & Services	First lien senior secured revolving loan	S + 6.00%	10/2029	0.0%	—	(123)	(123)	0.0%
Bracket Intermediate Holding Corp. 785 Arbor Way, Blue Bell, PA, 19422(3)	Life Sciences Tools & Services	First lien senior secured loan	S + 5.00%	5/2028	0.0%	19,950	19,390	19,904	1.2%
Phoenix Newco, Inc. (dba Parexel) 2520 Meridian Parkway, Waltham, NC, 27713(2)	Life Sciences Tools & Services	Second lien senior secured loan	S + 6.50%	11/2029	0.0%	5,000	4,913	4,963	0.3%
AQ Carver Buyer, Inc. (dba CoAdvantage) 101 Riverfront Boulevard, Bradenton, FL, 34205(4)	Professional Services	First lien senior secured loan	S + 5.50%	8/2029	0.0%	10,000	9,804	9,825	0.6%
Certinia, Inc. 60 South Market Street, San Jose, CA, 95113(4)	Professional Services	First lien senior secured loan	S + 7.25%	8/2029	0.0%	44,118	43,251	43,235	2.7%
Certinia, Inc. 60 South Market Street, San Jose, CA, 95113(10)	Professional Services	First lien senior secured revolving loan	S + 7.25%	8/2029	0.0%	—	(115)	(118)	0.0%
EP Purchaser, LLC (dba Entertainment Partners) 2950 North Hollywood Way, Burbank, CA, 91505(3)	Professional Services	First lien senior secured loan	S + 4.50%	11/2028	0.0%	4,975	4,786	4,788	0.3%
Omnia Partners, LLC 5001 Aspen Grove Drive, Franklin, TN, 37067(3)	Professional Services	First lien senior secured loan	S + 4.25%	7/2030	0.0%	1,828	1,810	1,829	0.1%
Omnia Partners, LLC 5001 Aspen Grove Drive, Franklin, TN, 37067(10)	Professional Services	First lien senior secured delayed draw term loan	S + 4.25%	1/2024	0.0%	—	(2)	—	0.0%
Proofpoint, Inc. 925 West Maude Avenue, Sunnyvale, CA, 94085(2)	Professional Services	First lien senior secured loan	S + 3.25%	8/2028	0.0%	4,987	4,939	4,941	0.3%

($ in thousands) Company	Industry	Type of Investment	Interest Rate(1)	Maturity / Dissolution Date	Percentage of Class Held on a Fully Diluted Basis	Principal Number of Shares / Number of Units	Amortized Cost	Fair Value	Percentage of Net Assets
Proofpoint, Inc. 925 West Maude Avenue, Sunnyvale, CA, 94085(2)	Professional Services	Second lien senior secured loan	S + 6.25%	8/2029	0.0%	7,572	7,572	7,579	0.5%
Sensor Technology Topco, Inc. (dba Humanetics) 23300 Haggerty Road, Farmington Hills, MI, 48335(3)	Professional Services	First lien senior secured loan	S + 7.00% (2.00% PIK)	5/2026	0.0%	23,427	23,271	23,368	1.4%
Sensor Technology Topco, Inc. (dba Humanetics) 23300 Haggerty Road, Farmington Hills, MI, 48335(8)	Professional Services	First lien senior secured loan	E + 7.25% (2.25% PIK)	5/2026	0.0%	€ 4,220	4,554	4,457	0.3%
Sensor Technology Topco, Inc. (dba Humanetics) 23300 Haggerty Road, Farmington Hills, MI, 48335(2)(10)	Professional Services	First lien senior secured revolving loan	S + 6.50%	5/2026	0.0%	837	823	832	0.1%
Sovos Compliance, LLC 200 Ballardvale Street, Wilmington, MA, 01887(2)	Professional Services	First lien senior secured loan	S + 4.50%	8/2028	0.0%	23,667	22,933	23,258	1.4%
Pacific BidCo Inc. Otto-Hahn-Straße , Plankstadt, Baden-Wuerttemberg, 68723, Germany(3)	Pharmaceuticals	First lien senior secured loan	S + 5.75% (3.11% PIK)	8/2029	0.0%	8,664	8,476	8,556	0.5%
Pacific BidCo Inc. Otto-Hahn-Straße , Plankstadt, Baden-Wuerttemberg, 68723, Germany(10)	Pharmaceuticals	First lien senior secured delayed draw term loan	S + 5.75%	8/2025	0.0%	—	(10)	—	0.0%
Entrata, Inc. 4205 Chapel Ridge Road, Lehi, UT, 84043(2)	Real Estate Management & Development	First lien senior secured loan	S + 6.00%	7/2030	0.0%	34,487	33,981	33,970	2.1%
Entrata, Inc. 4205 Chapel Ridge Road, Lehi, UT, 84043(10)	Real Estate Management & Development	First lien senior secured revolving loan	S + 6.00%	7/2028	0.0%	—	(56)	(59)	0.0%
RealPage, Inc. 2201 Lakeside Boulevard, Richardson, TX, 75082(2)	Real Estate Management & Development	First lien senior secured loan	S + 3.00%	4/2028	0.0%	15,414	15,063	15,221	0.9%
RealPage, Inc. 2201 Lakeside Boulevard, Richardson, TX, 75082(2)	Real Estate Management & Development	Second lien senior secured loan	S + 6.50%	4/2029	0.0%	25,000	24,706	25,033	1.5%
Activate Holdings (US) Corp. (dba Absolute Software) 1400-1055 Dunsmuir Street, Vancouver, BC V7X 1K8(3)	Systems Software	First lien senior secured loan	S + 6.75%	7/2030	0.0%	39,739	38,662	38,647	2.4%
Activate Holdings (US) Corp. (dba Absolute Software) 1400-1055 Dunsmuir Street, Vancouver, BC V7X 1K8(10)	Systems Software	First lien senior secured revolving loan	S + 6.75%	7/2030	0.0%	—	(81)	(83)	0.0%
Appfire Technologies, LLC 1500 District Avenue, Burlington, MA, 01803(3)	Systems Software	First lien senior secured loan	S + 5.50%	3/2027	0.0%	7,040	7,002	7,004	0.4%
Appfire Technologies, LLC 1500 District Avenue, Burlington, MA, 01803(10)	Systems Software	First lien senior secured delayed draw term loan	S + 5.50%	6/2024	0.0%	—	(109)	—	0.0%
Appfire Technologies, LLC 1500 District Avenue, Burlington, MA, 01803(10)	Systems Software	First lien senior secured revolving loan	S + 5.50%	3/2027	0.0%	—	(18)	(8)	0.0%
Barracuda Networks, Inc. 3175 Winchester Blvd, Campbell, CA, 95008(3)	Systems Software	First lien senior secured loan	S + 4.50%	8/2029	0.0%	60,085	58,462	59,418	3.6%

($ in thousands) Company	Industry	Type of Investment	Interest Rate(1)	Maturity / Dissolution Date	Percentage of Class Held on a Fully Diluted Basis	Principal Number of Shares / Number of Units	Amortized Cost	Fair Value	Percentage of Net Assets
Barracuda Networks, Inc. 3175 Winchester Blvd, Campbell, CA, 95008(3)	Systems Software	Second lien senior secured loan	S + 7.00%	8/2030	0.0%	55,875	54,350	52,243	3.2%
Delta TopCo, Inc. (dba Infoblox, Inc.) 3111 Coronado Drive, Santa Clara, CA, 95054(4)	Systems Software	First lien senior secured loan	S + 3.75%	12/2027	0.0%	25,295	24,164	25,014	1.5%
Fortra, LLC (f/k/a Help/Systems Holdings, Inc.) 11095 Viking Drive, Eden Prairie, MN, 55344(3)	Systems Software	First lien senior secured loan	S + 4.00%	11/2026	0.0%	14,770	14,106	14,121	0.9%
Fortra, LLC (f/k/a Help/Systems Holdings, Inc.) 11095 Viking Drive, Eden Prairie, MN, 55344(4)	Systems Software	Second lien senior secured loan	S + 6.75%	11/2027	0.0%	20,000	19,804	17,950	1.1%
Oranje Holdco, Inc. (dba KnowBe4) 33 North Garden Avenue, Clearwater, FL, 33755(3)	Systems Software	First lien senior secured loan	S + 7.75%	2/2029	0.0%	4,273	4,214	4,230	0.3%
Oranje Holdco, Inc. (dba KnowBe4) 33 North Garden Avenue, Clearwater, FL, 33755(10)	Systems Software	First lien senior secured revolving loan	S + 7.75%	2/2029	0.0%	—	(7)	(5)	0.0%
Ping Identity Holding Corp. 1001 17th Street, Denver, CO, 80202(2)	Systems Software	First lien senior secured loan	S + 7.00%	10/2029	0.0%	21,818	21,522	21,709	1.3%
Ping Identity Holding Corp. 1001 17th Street, Denver, CO, 80202(10)	Systems Software	First lien senior secured revolving loan	S + 7.00%	10/2028	0.0%	—	(28)	(11)	0.0%
Rubrik, Inc. 3495 Deer Creek Road, Palo Alto, CA, 94304(3)	Systems Software	First lien senior secured loan	S + 7.00%	6/2028	0.0%	46,771	45,863	46,303	2.8%
Rubrik, Inc. 3495 Deer Creek Road, Palo Alto, CA, 94304(3)(10)	Systems Software	First lien senior secured delayed draw term loan	S + 7.00%	6/2028	0.0%	660	596	595	0.0%
SailPoint Technologies Holdings, Inc. 11120 Four Points Drive, Austin, TX, 78726(2)	Systems Software	First lien senior secured loan	S + 6.25%	8/2029	0.0%	114,100	111,971	113,244	7.0%
SailPoint Technologies Holdings, Inc. 11120 Four Points Drive, Austin, TX, 78726(10)	Systems Software	First lien senior secured revolving loan	S + 6.25%	8/2028	0.0%	—	(177)	(82)	0.0%
Securonix, Inc. 5080 Spectrum Drive, Addison, TX, 75001(3)	Systems Software	First lien senior secured loan	S + 6.50%	4/2028	0.0%	19,774	19,614	18,736	1.2%
Securonix, Inc. 5080 Spectrum Drive, Addison, TX, 75001(10)	Systems Software	First lien senior secured revolving loan	S + 6.50%	4/2028	0.0%	—	(27)	(187)	0.0%
Talon MidCo 2 Limited (dba Tufin) 10 Summer Street, Boston, MA, 02110(3)	Systems Software	First lien senior secured loan	S + 7.69%	8/2028	0.0%	28,223	27,750	27,729	1.7%
Talon MidCo 2 Limited (dba Tufin) 10 Summer Street, Boston, MA, 02110(10)	Systems Software	First lien senior secured delayed draw term loan	S + 7.69%	8/2024	0.0%	—	—	(6)	0.0%
Talon MidCo 2 Limited (dba Tufin) 10 Summer Street, Boston, MA, 02110(10)	Systems Software	First lien senior secured revolving loan	S + 7.00%	8/2028	0.0%	—	(22)	(24)	0.0%
Project Alpine Co-Invest Fund, L.P. 150 N. Riverside Plaza Suite 2800 Chicago, IL 60606	Application Software	L.P. Interest	N/A	N/A	0.0%	7	6,670	7,316	0.4%

($ in thousands) Company	Industry	Type of Investment	Interest Rate(1)	Maturity / Dissolution Date	Percentage of Class Held on a Fully Diluted Basis	Principal Number of Shares / Number of Units	Amortized Cost	Fair Value	Percentage of Net Assets
Zoro TopCo, Inc. 989 Market Street, San Francisco, CA, 94103(9)	Application Software	Series A Preferred Equity	12.50% PIK	N/A	0.0%	8,057	8,409	8,505	0.5%
Zoro TopCo, L.P. 989 Market Street, San Francisco, CA, 94103	Application Software	Class A Common Units	N/A	N/A	0.1%	671,414	6,714	7,045	0.4%
Minerva Holdco, Inc. 311 Arsenal Street, Watertown, MA, 02472(9)	Health Care Technology	Senior A Preferred Stock	10.75% PIK	N/A	0.1%	45	45,699	43,816	2.7%
Orange Blossom Parent, Inc. 251 Little Falls Drive, Wilmington, DE, 19808	Health Care Technology	Common Units	N/A	N/A	0.1%	16,667	1,667	1,710	0.1%
Accelerate Topco Holdings, LLC 251 Little Falls Drive, Wilmington, DE, 19808	Insurance	Common Units	N/A	N/A	0.0%	12,822	354	404	0.0%
Hub International 150 North Riverside Plaza, Chicago, IL, 60606	Insurance	Class A Common Units	N/A	N/A	0.2%	3,731	7,500	7,500	0.5%
Knockout Intermediate Holdings I Inc. (dba Kaseya Inc.) 701 Brickell Avenue, Miami, FL, 33131(9)	IT Services	Perpetual Preferred Stock	11.75% PIK	N/A	0.0%	50,000	55,076	56,028	3.4%
Elliott Alto Co-Investor Aggregator L.P. 360 S. Rosemary Ave 18th Floor, West Palm Beach, FL, 33401	Systems Software	L.P. Interest	N/A	N/A	0.1%	7,836	7,882	7,424	0.5%
Picard Holdco, Inc. 851 Cypress Creek Road, Fort Lauderdale, FL, 33309(3)	Systems Software	Senior A Preferred Stock	S + 12.00%	N/A	0.0%	57,364	55,958	50,623	3.1%
Halo Parent Newco, LLC 11095 Viking Drive, Eden Prairie, MN, 55344(9)	Systems Software	Class H PIK Preferred Equity	11.00% PIK	N/A	0.0%	10,914	11,338	9,723	0.6%
Project Hotel California Co-Invest Fund, L.P. 600 Montgomery Street 20th Floor, San Francisco, CA, 91444	Systems Software	L.P. Interest	N/A	N/A	0.0%	6,711,769	6,717	7,011	0.4%
Securiti, Inc. 3031 Tisch Way Plaza West, San Jose, CA, 95128	Systems Software	Series C Preferred Shares	N/A	N/A	1.7%	1,262,785	10,002	9,298	0.6%
LSI Financing 1 DAC Victoria Building, 1-2 Haddington Rd, Dublin, D04 XN32, Ireland	Pharmaceuticals	Preferred Equity	N/A	N/A	0.0%	13,789,488	12,585	12,874	0.8%

(1)
Unless otherwise indicated, loan contains a variable rate structure and may be subject to an interest rate floor. Variable rate loans bear interest at a rate that may be determined by reference to Secured Overnight Financing Rate (“SOFR” or “S”) (which can include one-, three-, or six- SOFR), an Sterling Overnight Interbank Average Rate (“SONIA” or “SA”), Euro Interbank Offered Rate (“EURIBOR” or “E”, which can include one-, two-, three- or six-month EURIBOR), or an alternate base rate (which can include the Prime Rate (“PRIME” or “P”) at the borrower’s option, and which reset periodically based on the terms of the loan agreement.

(2)	The interest rate on these loans is subject to 1 month SOFR, which as of September 30, 2023 was 5.32%
(3)	The interest rate on these loans is subject to 3 month SOFR, which as of September 30, 2023 was 5.40%.
(4)	The interest rate on these loans is subject to 6 month SOFR, which as of September 30, 2023 was 5.47%.
(5)	The interest rate on these loans is subject to SONIA, which as of September 30, 2023 was 5.19%.
(6)	The interest rate on these loans is subject to PRIME, which as of September 30, 2023 was 8.50%.
(7)	The interest rate on these loans is subject to 1 month EURIBOR, which as of September 30, 2023 was 3.85%.
(8)	The interest rate on these loans is subject to 3 month EURIBOR, which as of September 30, 2023 was 3.95%.
(9)	Contains a fixed rate structure.
(10)	Position or portion thereof is an unfunded loan or equity commitment.

MANAGEMENT OF THE COMPANY
We are managed by our Adviser. The Adviser is registered with the SEC as an investment adviser under the Advisers Act. Subject to the overall supervision of our board of directors, our Adviser manages our day-to-day operations, and provides investment advisory and management services to us. The Adviser or its affiliates may engage in certain origination activities and receive attendant arrangement, structuring or similar fees. The Adviser is responsible for managing our business and activities, including sourcing investment opportunities, conducting research, performing diligence on potential investments, structuring our investments, and monitoring our portfolio companies on an ongoing basis through a team of investment professionals.
Our Board of Directors
Under our charter, our directors are divided into three classes. Each class of directors holds office for a three-year term. However, the initial members of the three classes have initial terms of one, two and three years, respectively. At each annual meeting of our shareholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of shareholders held in the third year following the year of their election. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies.
Directors
Information regarding the board of directors is as follows:

Name	Age	Position	Expiration of Term	Director Since
Independent Directors
Edward D’Alelio	71	Chairman of the Board, Director	2025	2021
Eric Kaye	60	Director	2026	2021
Christopher M. Temple	56	Director	2024	2021
Melissa Weiler	58	Director	2024	2021
Victor Woolridge	66	Director	2026	2021
Interested Directors
Craig W. Packer	56	Chief Executive Officer; President; Director	2025	2021
Alan Kirshenbaum	52	Executive Vice President; Director	2025	2021
The address for each director is c/o Blue Owl Technology Income Corp., 399 Park Avenue, New York, NY 10022.
Executive Officers Who Are Not Directors
Information regarding our executive officers who are not directors is as follows:

Name	Age	Position
Karen Hager	51	Chief Compliance Officer
Bryan Cole	38	Chief Financial Officer, Chief Operating Officer
Jonathan Lamm	49	Vice President
Neena A. Reddy	45	Vice President and Secretary
Matthew Swatt	35	Co-Chief Accounting Officer, Co-Treasurer and Co-Controller
Shari Withem	40	Co-Chief Accounting Officer, Co-Treasurer and Co-Controller
Jennifer McMillon	45	Co-Chief Accounting Officer, Co-Treasurer and Co-Controller
The address for each executive officer is c/o Blue Owl Technology Income Corp., 399 Park Avenue, New York, NY 10022.

1
95

Biographical Information
The following is information concerning the business experience of our board of directors and executive officers. Our directors have been divided into two groups — interested directors and independent directors. Interested directors are “interested persons” as defined in the 1940 Act.
Independent Directors
Mr. D’Alelio
was formerly a Managing Director and CIO for Fixed Income at Putnam Investments, Boston, where he served from 1989 until he retired in 2002. While at Putnam, he served on the Investment Policy Committee, which was responsible for oversight of all investments. He also sat on various Committees including attribution and portfolio performance. Prior to joining Putnam, he was a portfolio manager at Keystone Investments and prior to that, he was an Investment Analyst at The Hartford Ins. Co. Since 2002, Mr. D’Alelio has served as an Executive in Residence at the University of Mass., Boston — School of Management. He is also chair of the investment committee of the UMass Foundation. He serves on the Advisory Committees of Ceres Farms. Since September 2009, he has served as director of Vermont Farmstead Cheese. Since January 2008 he has served on the board of Blackstone/GSO Long Short Credit Fund & Blackstone/GSO Sen. Flt Rate Fund. Since March 2016 and November 2016, he has served on the boards of directors of OBDC and OBDC II, respectively, since August 2018 he has served on the board of directors of OTF, since February 2020 and September 2020 he has served on the boards of directors of OBDC III and OCIC, respectively and since August 2021 and November 2021 he has served on the boards of directors of the Company and OTF II, respectively. Mr. D’Alelio’s previous corporate board assignments include Archibald Candy, Doane Pet Care, Trump Entertainment Resorts and UMass Memorial Hospital. Mr. D’Alelio is a graduate of the Univ. of Mass Boston and has an M.B.A. from Boston University.
The Company believes Mr. D’Alelio’s numerous management positions and broad experiences in the financial services sector provide him with skills and valuable insight in handling complex financial transactions and issues, all of which make him well qualified to serve on the Board.
Mr. Kaye
is the founder of Kayezen, LLC, a physical therapy and fitness equipment design company. Prior to founding Kayezen, LLC, Mr. Kaye served as a Vice Chairman and Managing Director of UBS Investment Bank, and a member of the division’s Global Operating and U.S. Executive Committees, from June 2001 to May 2012. For the majority of Mr. Kaye’s tenure with UBS, he was a Managing Director and led the firm’s Exclusive Sales and Divestitures Group, where he focused on advising middle market companies. Prior to joining UBS, Mr. Kaye served as Global Co-Head of Mergers & Acquisitions for Robertson Stephens, an investment banking firm, from February 1998 to June 2001. Mr. Kaye joined Robertson Stephens from PaineWebber where he served as Executive Director and head of the firm’s Technology Mergers & Acquisitions team. Since March 2016 and November 2016 he has served on the boards of directors of OBDC and OBDCII, respectively, since August 2018 he has served on the board of directors of OTF, since February 2020 and September 2020 he has served on the boards of directors of OBDC III and OCIC, respectively and since August 2021 and November 2021 he has served on the boards of directors of the Company and OTF II, respectively. Mr. Kaye holds a B.A. from Union College and an M.B.A. from Columbia Business School.
The Company believes Mr. Kaye’s management positions and experiences in the middle market provide the Board with valuable insight.
Mr. Temple
has served as President of DelTex Capital LLC (a private investment firm) since its founding in 2010. Mr. Temple has served as an Operating Executive/Senior Advisor for Tailwind Capital, LLC, a New York based middle market private equity firm since June 2011. Prior to forming DelTex Capital, Mr. Temple served as President of Vulcan Capital, the investment arm of Vulcan Inc., from May 2009 until December 2009 and as Vice President of Vulcan Capital from September 2008 to May 2009. Prior to joining Vulcan in September 2008, Mr. Temple served as a managing director at Tailwind Capital, LLC from May to August 2008.

1
96

Prior to joining Tailwind, Mr. Temple was a managing director at Friend Skoler & Co., Inc. from May 2005 to May 2008. From April 1996 to December 2004, Mr. Temple was a managing director at Thayer Capital Partners. Mr. Temple started his career in the audit and tax departments of KPMG’s Houston office and was a licensed CPA from 1989 to 1993. Mr. Temple has served on the board of directors of the Plains GP Holdings, L.P., the general partner of Plains All American Pipeline Company since November 2016 and has served as a member of the Plains GP Holdings, L.P. compensation committee since November 2020 and as a director of Plains All American Pipeline, L.P.’s (“PAA”) general partner from May 2009 to November 2016. He was a member of the PAA Audit Committee from 2009 to 2016. Prior public board service includes board and audit committee service for Clear Channel Outdoor Holdings from April 2011 to May 2016 and on the board and audit committee of Charter Communications Inc. from November 2009 through January 2011. In addition to public boards, as part of his role with Tailwind, Mr. Temple has served on private boards including Brawler Industries, and National HME and currently serves on the boards of Loenbro, Inc. and HMT, LLC. Since March 2016 and November 2016 he has served on the boards of directors of OBDC and OBDC II, respectively, since August 2018 he has served on the board of directors of OTF since February 2020 and September 2020 he has served on the boards of directors of OBDC III and OCIC, respectively and since August 2021 and November 2021 he has served on the boards of directors of the Company and OTF II respectively. Mr. Temple holds a B.B.A., magna cum laude, from the University of Texas and an M.B.A. from Harvard.
The Company believes Mr. Temple’s broad investment management background, together with his financial and accounting knowledge, brings important and valuable skills to the Board.
Ms. Weiler
was formerly a Managing Director and a member of the Management Committee of Crescent Capital Group, a Los Angeles-based asset management firm (“Crescent”), where she served from January 2011 until she retired in December 2020. During that time, Ms. Weiler was responsible for the oversight of Crescent’s CLO management business from July 2017 through December 2020, and managed several multi-strategy credit funds from January 2011 through June 2017. During her tenure at Crescent, she also served on the Risk Management and Diversity & Inclusion committees. From October 1995 to December 2010, Ms. Weiler was a Managing Director at Trust Company of the West, a Los Angeles-based asset management firm (“TCW”). At TCW, she managed several multi-strategy credit funds from July 2006 to December 2010, and served as lead portfolio manager for TCW’s high-yield bond strategy from October 1995 to June 2006. She is a member of the Cedars-Sinai Board of Governors and is actively involved in 100 Women in Finance. Ms. Weiler has served on the board of directors of Jefferies Financial Group Inc. since July 2021. Ms. Weiler joined the boards of OBDC, OBDC II, OBDC III, OTF and OTIC in February 2021, the Company in August 2021, and OTF II in November 2021. Ms. Weiler holds a B.S. in Economics from the Wharton School at the University of Pennsylvania.
The Company believes Ms. Weiler’s broad investment management background, together with her financial and accounting knowledge, brings important and valuable skills to the Board.
Mr. Woolridge
 was formerly a Managing Director of Barings Real Estate Advisers, LLC (“Barings”), the real estate investment unit of Barings LLC, a global asset management firm. Mr. Woolridge most recently served as Head of the U.S. Capital Markets for Equity Real Estate Funds at Barings. Mr. Woolridge previously served as Vice President and Managing Director and Head of Debt Capital Markets – Equities of Cornerstone Real Estate Advisers LLC (prior to its rebranding under the Barings name) (“Cornerstone”) from January 2013 to September 2016 and as Vice President Special Servicing from January 2010 to January 2013. Prior to joining Cornerstone, Mr. Woolridge served as a Managing Director of Babson Capital Management LLC (“Babson”) from January 2000 to January 2010. Prior to joining Babson, Mr. Woolridge served as Director of Loan Originations and Assistant Regional Director of MassMutual Financial Group from September 1982 to January 2000. Since 2009, Mr. Woolridge has served on the University of Massachusetts (UMass) Board of Trustees and has previously served as Chairman of the Board and as Chairman of the Board’s Committee on Administration and Finance. Mr. Woolridge has also served on the UMass Foundation’s investment committee and as a trustee for the University of Massachusetts Global since 2021. Since 2022, Mr. Woolridge has served as a director of Trumbull Property Income Fund and Fallon Health. Mr. Woolridge previously served on the Board of Trustees of Baystate

1
97

Health from 2005 to 2016, which included service as Chairman of the Board and on the Board’s compensation, finance, governance and strategy committees. Mr. Woolridge holds a B.S. from the University of Massachusetts at Amherst and is a Certified Commercial Investment Member. Mr. Woolridge joined the boards of the Company, OBDC, OBDC II, OBDC III, OCIC, OTF, and OTF II in November 2021.
The Company believes Mr. Woolridge’s numerous management positions and broad experiences in the asset management and financial services sectors provide him with skills and valuable insight in handling complex financial transactions and issues, all of which make him well qualified to serve on the Board.
Interested Directors
Mr. Packer
is the President and Chief Executive Officer of the Blue Owl BDCs, the Co-Chief Investment Officer of each of the Blue Owl Credit Advisers, is a member of the Investment Committee and member of the Executive Committees of each of the Blue Owl Credit Advisers, and was a Co-Founder of Owl Rock, the predecessor to Blue Owl’s Credit platform. Mr. Packer is also a Co-Founder and Co-President of Blue Owl, a member of Blue Owl’s Executive Committee and a member of Blue Owl’s board of directors. In addition, Mr. Packer has served on the boards of directors of OBDC and OBDC II since March 2016 and November 2016, respectively, on the board of directors of OTF since August 2018, on the boards of directors of OBDC III and OCIC since February 2020 and September 2020, respectively and since August 2021 and November 2021 he has served on the boards of directors of the Company and OTF II, respectively. Prior to co-founding Blue Owl, Mr. Packer was Co-Head of Leveraged Finance in the Americas at Goldman, Sachs & Co. Mr. Packer joined Goldman, Sachs & Co. as a Managing Director and Head of High Yield Capital Markets in 2006 and was named partner in 2008. Prior to joining Goldman Sachs, Mr. Packer was the Global Head of High Yield Capital Markets at Credit Suisse First Boston, and before that he worked at Donaldson, Lufkin & Jenrette Mr. Packer serves as Treasurer and member of the Board of Trustees of Greenwich Academy, Co-Chair of the Honorary Board of Kids in Crisis, a non-profit organization that serves children in Connecticut, Board Member of the University of Virginia Athletic Foundation, and on the Board of the McIntire School of Commerce, University of Virginia. Mr. Packer earned a B.S. from the University of Virginia and an M.B.A. from Harvard Business School.
The Company believes Mr. Packer’s depth of experience in corporate finance, capital markets and financial services gives the Board valuable industry-specific knowledge and expertise on these and other matters, and his history with the Company and the Adviser provide an important skillset and knowledge base to the Board.
Mr. Kirshenbaum
is the Chief Financial Officer of Blue Owl and also serves as a director of the Company since June 2021 and OTF II since November 2021 and Executive Vice President of OCIC, OBDC II, OBDC III, OTF, OTF II, and the Company. In addition, prior to May 19, 2021, Mr. Kirshenbaum served on the boards of directors of OBDC, OBDC II, OTF, OBDC III and OTIC. Prior to his time at Owl Rock, the predecessor to Blue Owl’s Credit platform, Mr. Kirshenbaum was Chief Financial Officer of Sixth Street Specialty Lending, a business development company traded on the NYSE (TSLX). Mr. Kirshenbaum was responsible for building and overseeing TSLX’s finance, treasury, accounting and operations functions from August 2011 through October 2015, including during its initial public offering in March 2014. From 2011 to 2013, Mr. Kirshenbaum also was Chief Financial Officer of TPG Special Situations Partners. From 2007 to 2011, Mr. Kirshenbaum was the Chief Financial Officer of Natsource, a private investment firm and, prior to that, Managing Director, Chief Operating Officer and Chief Financial Officer of MainStay Investments. Mr. Kirshenbaum joined Bear Stearns Asset Management (“BSAM”) in 1999 and was BSAM’s Chief Financial Officer from 2003 to 2006. Before joining BSAM, Mr. Kirshenbaum worked in public accounting at KPMG and J.H. Cohn. Mr. Kirshenbaum is actively involved in a variety of non-profit organizations including the Boy Scouts of America and the Jewish Federation of Greater MetroWest NJ. Mr. Kirshenbaum also is a member of the Rutgers University Dean’s Cabinet. Mr. Kirshenbaum received a B.S. from Rutgers University and an M.B.A. from New York University Stern School of Business.

1
98

The Company believes Mr. Kirshenbaum’s finance and operations experience, including serving as chief financial officer for a BDC, as well as a history with us and the Adviser, provide an important skillset and knowledge base to the board of directors.
Executive Officers who are not Directors
Karen Hager
Ms. Hager is a Managing Director of Blue Owl and also serves as the Chief Compliance Officer of each of the Blue Owl BDCs, Blue Owl, as well as Chief Compliance Officer of the SEC registered investment advisers affiliated with Blue Owl and a member of the firm’s Operating Committee. Prior to joining Blue Owl in March 2018, Ms. Hager was Chief Compliance Officer at Abbott Capital Management. Previous to Abbott, Ms. Hager worked as SVP, Director of Global Compliance and Chief Compliance Officer at The Permal Group, and as Director of Compliance at Dominick & Dominick Advisors LLC. Ms. Hager was a Senior Securities Compliance Examiner/Staff Accountant at the U.S. Securities and Exchange Commission. Ms. Hager received a B.S. in Accounting from Brooklyn College of the City University of New York.
Bryan Cole
Mr. Cole is a Managing Director of Blue Owl and serves as the Chief Operating Officer and Chief Financial Officer of the Company, OBDC II, OBDC III, and OCIC , and as the Chief Accounting Officer and Co-Controller of OBDC, OTF and OTF II. Prior to joining Blue Owl in January 2016, Mr. Cole was Assistant Controller of Business Development Corporation of America, a non-traded business development company, where he was responsible for overseeing the finance, accounting, financial reporting, operations and internal controls functions. Preceding that role, Mr. Cole worked within the Financial Services — Alternative Investments practice of PwC where he specialized in financial reporting, fair valuation of illiquid investments and structured products, internal controls and other technical accounting matters pertaining to alternative investment advisers, hedge funds, business development companies and private equity funds. Mr. Cole received a B.S. in Accounting from Fordham University and is a licensed Certified Public Accountant in New York.
Jonathan Lamm
Mr. Lamm is a Managing Director of Blue Owl, a Vice President of the Company, OBDC II, OBDC III and OCIC, and the Chief Operating Officer and Chief Financial Officer of OBDC, OTF and OTF II. Prior to joining Blue Owl, in April 2021, Mr. Lamm served as the Chief Financial Officer and Treasurer of Goldman Sachs BDC, Inc. (“GSBD”), a business development company traded on the New York Stock Exchange. Mr. Lamm was responsible for building and overseeing GSBD’s finance, treasury, accounting and operations functions from April 2013 through March 2021, including during its initial public offering in March 2015. During his time at Goldman Sachs, Mr. Lamm also served as Chief Financial Officer and Treasurer of Goldman Sachs Private Middle Market Credit LLC, Goldman Sachs Private Middle Market Credit II LLC and Goldman Sachs Middle Market Lending Corp. prior to the completion of its merger with GSBD in October 2020. Throughout his twenty-two years at Goldman Sachs, Mr. Lamm held various positions. From 2013 to 2021, Mr. Lamm served as Managing Director, Chief Operating Officer and Chief Financial Officer at GSAM Credit Alternatives. From 2007 to 2013, Mr. Lamm served as Vice President, Chief Operating Officer and Chief Financial Officer at GSAM Credit Alternatives. From 2005 to 2007, Mr. Lamm served as Vice President in the Financial Reporting group and, from 1999 to 2005, he served as a Product Controller. Prior to joining Goldman Sachs, Mr. Lamm worked in public accounting at Deloitte & Touche.
Neena A. Reddy
Ms. Reddy is the General Counsel and the Secretary of Blue Owl, Chief Legal Officer of all of Blue Owl’s registered investment advisers, including the Blue Owl Credit Advisers and a member of the firm’s Executive

1
99

Committee and Operating Committee. Ms. Reddy also serves as Vice President and Secretary of each of the Blue Owl BDCs. Prior to joining Blue Owl from June 2010 to April 2019, Ms. Reddy was associate general counsel at Goldman, Sachs & Co LLD, dedicated to Goldman Sachs Asset Management L.P., where she was responsible for GSAM managed direct alternative products, including private credit. Prior to GSAM, Ms. Reddy practiced as a corporate attorney at Boies Schiller Flexner LLP and Debevoise & Plimpton LLP. Prior to becoming an attorney, Ms. Reddy was a financial analyst in the private wealth division at Goldman, Sachs & Co. Ms. Reddy received a B.A. in English, magna cum laude, from Georgetown University and a J.D. from New York University School of Law.
Matthew Swatt
Mr. Swatt is a Managing Director of Blue Owl and also serves as the Co-Chief Accounting Officer of the Company, OBDC II, OBDC III and OCIC, and as the Co-Treasurer and Co-Controller of each of the Blue Owl BDCs. Prior to joining Blue Owl in May 2016, Mr. Swatt was an Assistant Controller at Guggenheim Partners in their Private Credit group, where he was responsible for the finance, accounting, and financial reporting functions. Preceding that role, Mr. Swatt worked within the Financial Services—Alternative Investments practice of PwC where he specialized in financial reporting, fair valuation of illiquid investments and structured products, internal controls and other technical accounting matters pertaining to alternative investment advisors, hedge funds, business development companies and private equity funds. Mr. Swatt received a B.S. in Accounting from the University of Maryland and is a licensed Certified Public Accountant in New York.
Shari Withem
Ms. Withem is a Managing Director of Blue Owl and also serves as the Co-Chief Accounting Officer of the Company, OBDC II, OBDC III and OCIC, and as the Co-Treasurer and Co-Controller of each of the Blue Owl BDCs. Prior to joining Blue Owl in March 2018, Ms. Withem was Vice President of Sixth Street Specialty Lending, Inc. (formerly TPG Specialty Lending Inc.), a business development company traded on the NYSE (TSLX), where she was responsible for accounting, financial reporting, treasury and internal controls functions. Preceding that role, Ms. Withem worked for MCG Capital Corporation, a business development company formerly traded on the Nasdaq (MCGC) and Deloitte in the Audit and Assurance Practice. Ms. Withem received a B.S. in Accounting from James Madison University and licensed as a Certified Public Accountant in Virginia.
Jennifer McMillon
Ms. McMillon is a Managing Director of Blue Owl and also serves as the Co-Chief Accounting Officer of the Company, OBDC II, OBDC III and OCIC and as the Co-Treasurer and Co-Controller of each of the Blue Owl BDCs. Before joining Blue Owl, Ms. McMillon led the accounting department of Tiptree Inc. (TIPT), a national capital holding company, as the Vice President of Technical Accounting and External Reporting from 2017-2022. She was responsible for financial reporting, valuation/purchase accounting, and numerous internal control functions. From 2013-2017, Ms. McMillon served as the Regional Accounting & Reporting Director, Americas of Koch Industries/Georgia Pacific, from 2009-2013 she served as an Accounting Manager at Oaktree Capital and Centerbridge Partners, and prior to that Ms. McMillon worked in public accounting for nearly ten years, spending most of this tenure at PricewaterhouseCoopers. Ms. McMillon earned her B.S. in Accounting from Florida State University and is a licensed Certified Public Accountant in New York.
Communications with Directors
Shareholders and other interested parties may contact any member (or all members) of the Board by mail. To communicate with the Board, any individual directors or any group or committee of directors, correspondence should be addressed to the board of directors or any such individual directors or group or committee of directors by either name or title. All such correspondence should be sent to Blue Owl Technology Income Corp., 399 Park Avenue, 37
th
Floor, New York, NY 10022, Attention: Secretary.

2
00

Committees of the Board of Directors
Our board of directors currently has two committees: an audit committee and a nominating and corporate governance committee. We do not have a compensation committee because our executive officers do not receive any direct compensation from us.
Audit Committee.
The audit committee of the Board (the “Audit Committee”) operates pursuant to a charter approved by our B. The charter sets forth the responsibilities of the Audit Committee. The primary function of the Audit Committee is to serve as an independent and objective party to assist the Board in selecting, engaging and discharging our independent accountants, reviewing the plans, scope and results of the audit engagement with our independent accountants, approving professional services provided by our independent accountants (including compensation therefore), reviewing the independence of our independent accountants and reviewing the adequacy of our internal controls over financial reporting. The Audit Committee is presently composed of five persons, including Christopher M. Temple, Edward D’Alelio, Eric Kaye, Victor Woolridge, and Melissa Weiler, all of whom are considered independent for purposes of the 1940 Act. Mr. Temple serves as the chair of the Audit Committee. Our board of directors has determined that Mr. Temple qualifies as an “audit committee financial expert” as defined in Item 407 of Regulation S-K under the Exchange Act. Each of the members of the Audit Committee meet the independence requirements of Rule 10A-3 of the Exchange Act and, in addition, is not an “interested person” of the Company or of our Adviser as defined in Section 2(a)(19) of the 1940 Act. Each member of the Audit Committee simultaneously serves on the audit committees of three or more public companies, and the Board has determined that each member’s simultaneous service on the audit committees of other public companies does not impair such member’s ability to effectively serve on the Audit Committee.
A copy of charter of the Audit Committee is available in print to any shareholder who requests it and it is also available on the Company’s website at
www.otic.com
.
Nominating and Corporate Governance Committee.
The nominating and corporate governance committee of the Board (the “Nominating Committee”) operates pursuant to a charter approved by our Board. The charter sets forth the responsibilities of the Nominating Committee, including making nominations for the appointment or election of independent directors and assessing the compensation paid to independent members of the board of directors. The Nominating Committee consists of Christopher M. Temple, Edward D’Alelio, Eric Kaye, Victor Woolridge, and Melissa Weiler, all of whom are considered independent for purposes of the 1940 Act. Mr. Kaye serves as the chair of the Nominating and Committee.
The Nominating and Committee will consider nominees to the Board recommended by a shareholder, if such shareholder complies with the advance notice provisions of our bylaws. Our bylaws provide that a shareholder who wishes to nominate a person for election as a director at a meeting of shareholders must deliver written notice to our Corporate Secretary. This notice must contain, as to each nominee, all of the information relating to such person as would be required to be disclosed in a proxy statement meeting the requirements of Regulation 14A under the Exchange Act, and certain other information set forth in the bylaws. In order to be eligible to be a nominee for election as a director by a shareholder, such potential nominee must deliver to our Corporate Secretary a written questionnaire providing the requested information about the background and qualifications of such person and a written representation and agreement that such person is not and will not become a party to any voting agreements, any agreement or understanding with any person with respect to any compensation or indemnification in connection with service on our Board, and would be in compliance with all of our publicly disclosed corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines.
A copy of charter of the Nominating Committee is available in print to any shareholder who requests it, and it is also available on the Company’s website at
www.otic.com.

Compensation of Directors
Our directors who do not also serve in an executive officer capacity for us or our Adviser are entitled to receive annual cash retainer fees, fees for participating in in-person board and committee meetings and annual fees for serving as a committee chairperson, determined based on our net assets as of the end of each fiscal quarter. These directors are Christopher M. Temple, Edward D’Alelio, Eric Kaye, Victor Woolridge, and Melissa Weiler. As of December 31, 2022, amounts payable under the arrangement are determined and paid quarterly in arrears as follows:

			Annual Committee Chair Cash Retainer
Net Asset Value	Annual Cash Retainer	Board Meeting Fee	Chair of the Board	Audit Committee Chair	NCG Committee Chair	Committee Meeting Fee
$0 to $100 million	$30,000	$1,000	$7,500	$5,000	$5,000	$1,000
$100 million to $250 million	$50,000	$1,000	$7,500	$5,000	$5,000	$1,000
$250 million to $500 million	$75,000	$1,500	$25,000	$20,000	$20,000	$1,500
$500 million to $750 million	$100,000	$2,500	$25,000	$20,000	$20,000	$2,500
> $750 million	$150,000	$2,500	$25,000	$20,000	$20,000	$2,500
We also reimburse each of the directors for all reasonable and authorized business expenses in accordance with our policies as in effect from time to time, including reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting and each committee meeting not held concurrently with a board meeting.
The table below sets forth the compensation received by each director from the Company and the Fund Complex for service during the fiscal year ended December 31, 2022. For purposes of this prospectus, the term “Fund Complex” is defined to include the Blue Owl BDCs.

Name of Director	Fees Earned and Paid in Cash by the Company	Total Compensation from the Company	Total Compensation from the Fund Complex
Edward D’Alelio	$163,249	$163,249	$1,533,749
Eric Kaye	$159,087	$159,087	$1,417,984
Christopher M. Temple	$164,087	$164,087	$1,504,587
Brian Finn (1)	$8,551	$8,551	$202,067
Melissa Weiler	$146,615	$146,615	$1,382,115
Victor Woolridge	$149,115	$149,115	$1,394,615

(1)	Mr. Finn retired from the Board on February 23, 2022.
On August 7, 2023, members of the Board approved a proposal that modifies the annual compensation to be paid to Independent Directors to be based on the amount of the Company’s assets under management as follows:

Assets Under Management	Annual Cash Retainer*	Chair of the Board	Chair of Audit	Chair of Committee
$0 to < $2.5 Billion	$150,000	$15,000	$10,000	$5,000
$2.5 Billion to < $5 Billion	$175,000	$15,000	$10,000	$5,000
$5 Billion to < $10 Billion	$200,000	$15,000	$10,000	$5,000
≥ $10 Billion	$250,000	$15,000	$10,000	$5,000

*	Payable quarterly and calculated based on the assets under management on the last day of the previous quarter.

Under the modified annual compensation structure, the Independent Directors will receive no additional compensation for attending Board meetings or Committee meetings.
We will not pay compensation to our directors who also serve in an executive officer capacity for us or our Adviser.
Staffing
We do not currently have any employees and do not expect to have any employees. Services necessary for our business are provided by individuals who are employees of our Adviser or its affiliates, pursuant to the terms of the Investment Advisory Agreement and the Company’s amended and restated administration agreement (the “Administration Agreement). Our day-to-day investment operations will be managed by our Adviser. In addition, we reimburse our Adviser for our allocable portion of expenses incurred by it in performing its obligations under the Administration Agreement, including our allocable portion of the cost of our officers and their respective staffs.
Compensation of Executive Officers
None of our officers will receive direct compensation from us. The compensation of our Chief Financial Officer and Chief Compliance Officer will be paid by the Adviser, subject to reimbursement by us of an allocable portion of such compensation for services rendered by them to us. To the extent that our Administrator outsources any of its functions we will pay the fees associated with such functions on a direct basis without profit to the Adviser.
Board Leadership Structure
Our business and affairs will be managed under the direction of our board of directors. Among other things, our Board sets broad policies for us and approves the appointment of our investment adviser, administrator and officers. The role of our board of directors, and of any individual director, is one of oversight and not of management of our day-to-day affairs.
Under our bylaws, our Board may designate one of our directors as chair to preside over meetings of our Board and meetings of shareholders, and to perform such other duties as may be assigned to him or her by our board of directors. The board of directors appointed Edward D’Alelio, an independent director, to serve in the role of chairman of the board of directors. The chairman’s role is to preside at all meetings of the board of directors and to act as a liaison with the Adviser, counsel and other directors generally between meetings. The chairman serves as a key point person for dealings between management and the directors. The chairman also may perform such other functions as may be delegated by the board of directors from time to time. The Board reviews matters related to its leadership structure annually. The Board has determined that its leadership structure is appropriate because it allows the board of directors to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among committees of directors and the full board in a manner that enhances effective oversight.
Our Board believes that its leadership structure is the optimal structure for us at this time. Our Board, which will review its leadership structure periodically as part of its annual self-assessment process, further believes that its structure is presently appropriate to enable it to exercise its oversight of us.
Board Role in Risk Oversight
Our Board performs its risk oversight function primarily through (i) its standing committees, which report to the entire Board and are comprised solely of independent directors, and (ii) active monitoring of our chief compliance officer and our compliance policies and procedures. Oversight of other risks is delegated to the committees.

Oversight of our investment activities extends to oversight of the risk management processes employed by the Adviser as part of its day-to-day management of our investment activities. The Board anticipates reviewing risk management processes at both regular and special board meetings throughout the year, consulting with appropriate representatives of the Adviser as necessary and periodically requesting the production of risk management reports or presentations. The goal of the Board’s risk oversight function is to ensure that the risks associated with our investment activities are accurately identified, thoroughly investigated and responsibly addressed. Investors should note, however, that the Board’s oversight function cannot eliminate all risks or ensure that particular events do not adversely affect the value of investments.
We believe that the role of our Board in risk oversight is effective and appropriate given the extensive regulation to which we are already subject as a BDC. As a BDC, we are required to comply with certain regulatory requirements that control the levels of risk in our business and operations. For example, we are limited in our ability to enter into transactions with our affiliates, including investing in any portfolio company in which one of our affiliates currently has an investment.

PORTFOLIO MANAGEMENT
The management of our investment portfolio is the responsibility of the Adviser and the Technology Lending Investment Committee. We consider these individuals to be our portfolio managers. The investment team is led by Douglas I. Ostrover, Mark S. Lipschultz and Craig W. Packer and is supported by certain members of the Adviser’s senior executive team and the Technology Lending Investment Committee. The Technology Lending Investment Committee is comprised of Douglas I. Ostrover, Marc S. Lipschultz, Craig W. Packer, Alexis Maged, Erik Bissonnette, Pravin Vazirani and Jon ten Oever. The investment team, under the Technology Lending Investment Committee’s supervision, sources investment opportunities, conducts research, performs due diligence on potential investments, structures our investments and will monitor our portfolio companies on an ongoing basis. The Technology Lending Investment Committee meets regularly to consider our investments, direct our strategic initiatives and supervise the actions taken by the Adviser on our behalf. In addition, the Technology Lending Investment Committee reviews and determines whether to make prospective investments (including approving parameters or guidelines pursuant to which investments in broadly syndicated loans may be bought and sold), structures financings and monitors the performance of the investment portfolio. Each investment opportunity requires the approval of a majority of the Technology Lending Investment Committee. Follow-on investments in existing portfolio companies may require the Technology Lending Investment Committee’s approval beyond that obtained when the initial investment in the portfolio company was made. In addition, temporary investments, such as those in cash equivalents, U.S. government securities and other high quality debt investments that mature in one year or less, may require approval by the Technology Lending Investment Committee. The compensation packages of certain Technology Lending Investment Committee members from the Adviser include various combinations of discretionary bonuses and variable incentive compensation based primarily on performance for services provided and may include shares of Blue Owl.
None of the Adviser’s investment professionals receive any direct compensation from us in connection with the management of our portfolio. Certain members of the Technology Lending Investment Committee, through their financial interests in the Adviser, are entitled to a portion of the profits earned by the Adviser, which includes any fees payable to the Adviser under the terms of the Investment Advisory Agreement, less expenses incurred by the Adviser in performing its services under the Investment Advisory Agreement.
Certain members of the investment team perform a similar role for OBDC, which is traded on the New York Stock Exchange under the symbol “OBDC,” OBDC II, OBDC III, OTF, OCIC and OTF II, from which our Adviser and its affiliates may receive incentive fees. See “Certain Relationships and Related Party Transactions” for a description of the Blue Owl Credit Advisers’ investment policy governing allocations of investments among us and other investment vehicles with similar or overlapping strategies, as well as a description of certain other relationships between us and our Adviser. See “Prospectus Summary — Conflicts of Interest” and “Risk Factors — Risks Related to Our Adviser and its Affiliates” for a discussion of potential conflicts of interest.
The members of the Technology Lending Investment Committee function as portfolio managers with the most significant responsibility for the day-to-day management of our portfolio. The Technology Lending Investment Committee is comprised of Douglas I. Ostrover, Marc S. Lipschultz, Craig W. Packer, Alexis Maged, Erik Bissonnette, Pravin Vazirani and Jon ten Oever. Information regarding the Technology Lending Investment Committee, is as follows:

Name	Year of Birth
Douglas I. Ostrover	1962
Marc S. Lipschultz	1969
Craig W. Packer	1966
Alexis Maged	1965
Erik Bissonnette	1979
Pravin Vazirani	1973
Jon ten Oever	1972

In addition to managing our investments, as of December 31, 2022, our portfolio managers also managed investments on behalf of the following entities:

Name	Entity	Investment Focus	Gross Assets as of December 31, 2022 ($ in millions)
Blue Owl Technology Finance Corp	Business development company	U.S. middle-market technology- related lending	$6,663.4
Blue Owl Technology Finance Corp. II	Business development company	U.S. middle-market technology- related lending	$2,513.8
In addition to managing our investments, as of December 31, 2022, Douglas I. Ostrover, Marc S. Lipschultz, Craig W. Packer, and Alexis Maged also managed investments on behalf of the following entities:

Name	Entity	Investment Focus	Gross Assets as of December 31, 2022 ($ in millions)
Blue Owl Capital Corporation	Business development company	U.S. middle-market lending	$13,584.9
Blue Owl Capital Corporation II	Business development company	U.S. middle-market lending	$2,326.5
Blue Owl Capital Corporation III	Business development company	U.S. middle-market lending	$3,552.7
Blue Owl Credit Income Corp	Business development company	U.S. middle-market lending	$11,036.4
As of December 31, 2022, Douglas I. Ostrover, Marc S. Lipschultz, Craig W. Packer, and Alexis Maged also managed private funds (the “Blue Owl Private Funds” and together with the Blue Owl BDCs, the “Blue Owl Credit Clients”), with a total of approximately $7.1 billion in gross assets.
The management and incentive fees payable by the Blue Owl Credit Clients are based on the gross assets and performance of each Blue Owl Credit Client.
Biographical information regarding the members of the Technology Lending Investment Committee, who are not directors or executive officer of the Company is as follows:
Marc S. Lipschultz
Mr. Lipschultz serves as the Co-Chief Investment Officer of each of the Blue Owl Credit Advisers, a member of the Adviser’s Investment Committee and was a Co-Founder of Blue Owl Capital Partners. Mr. Lipschultz is also a Co-Founder and Co-President of Blue Owl, a member of Blue Owl’s Executive Committee and a member of Blue Owl’s board of directors. Prior to founding Blue Owl, Mr. Lipschultz spent more than two decades at KKR, and he served on the firm’s Management Committee and as the Global Head of Energy and Infrastructure. Mr. Lipschultz has a wide range of experience in alternative investments, including leadership roles in private equity, infrastructure and direct-asset investing. Prior to joining KKR, Mr. Lipschultz was with Goldman, Sachs & Co., where he focused on mergers and acquisitions and principal investment activities. He received an A.B. with honors and distinction, Phi Beta Kappa, from Stanford University and an M.B.A. with high distinction, Baker Scholar, from Harvard Business School. Mr. Lipschultz serves on the board of the Hess Corporation, and is actively involved in a variety of non-profit organizations, serving as a trustee or board member of the 92 nd
Street Y, American Enterprise Institute for Public Policy Research, Michael J. Fox Foundation, Mount Sinai Health System, Riverdale Country School and Stanford University Board of Trustees.

Alexis Maged
Mr. Maged is a Managing Director of Blue Owl and also serves as the Head of Credit for each of the Blue Owl Credit Advisers and as Vice President of each of the Blue Owl BDCs, and is a member of the Investment Committee of each of the Blue Owl Credit Advisers. Prior to joining Blue Owl in January 2016, Mr. Maged was Chief Financial Officer of Barkbox, Inc., a New York-based provider of pet-themed products and technology, from September 2014 to November 2015. Prior to that, Mr. Maged was a Managing Director with Goldman Sachs & Co. from 2007 until 2014. At Goldman Sachs & Co., Mr. Maged held several leadership positions, including Chief Operating Officer of the investment bank’s Global Credit Finance businesses, Co-Chair of the Credit Markets Capital Committee and a member of the Firm-wide Capital Committee. Prior to assuming that role in 2011, Mr. Maged served as Chief Underwriting Officer for the Americas and oversaw the U.S. Bank Debt Portfolio Group and US Loan Negotiation Group. From mid-2007 to the end of 2008, Mr. Maged was Head of Bridge Finance Capital Markets in the Americas Financing Group’s Leveraged Finance Group, where he coordinated the firm’s High Yield Bridge Lending and Syndication business. Prior to joining Goldman, Sachs & Co, Mr. Maged was Head of the Bridge Finance Group at Credit Suisse and also worked in the Loan Capital Markets Group at Donaldson, Lufkin and Jenrette. Upon DLJ’s merger with Credit Suisse in 2000, Mr. Maged joined Credit Suisse’s Syndicated Loan Group and, in 2003, founded its Bridge Finance Group. Earlier in his career, Mr. Maged was a member of the West Coast Sponsor Coverage Group at Citigroup and the Derivatives Group at Republic National Bank, as well as a founding member of the Loan Syndication Group at Swiss Bank Corporation. Mr. Maged received a B.A. from Vassar College and an M.B.A. from New York University Stern School of Business.
Douglas Ostrover
Mr. Ostrover serves as Chief Executive Officer and Co-Chief Investment Officer of each of the Blue Owl Credit Advisers, is a member of the Investment Committee of each of the Blue Owl BDCs and was a Co-Founder of Blue Owl Capital Partners LP. Mr. Ostrover is also a Co-Founder and Chief Executive Officer of Blue Owl, a member of Blue Owl’s Executive Committee, and a member of Blue Owl’s board of directors. Mr. Ostrover served on the boards of OBDC and OBDC II]from 2016-2021, on the board of directors of OTF from 2018-2021 and on the boards of directors of OBDC III and OCIC from 2020-2021. Prior to co-founding Blue Owl, Mr. Ostrover was one of the founders of GSO Capital Partners (GSO), Blackstone’s alternative credit platform, and a Senior Managing Director at Blackstone until June 2015. Prior to co-founding GSO in 2005, Mr. Ostrover was a Managing Director and Chairman of the Leveraged Finance Group of Credit Suisse First Boston (CSFB). Prior to his role as Chairman, Mr. Ostrover was Global Co-Head of CSFB’s Leveraged Finance Group, during which time he was responsible for all of CSFB’s origination, distribution and trading activities relating to high yield securities, leveraged loans, high yield credit derivatives and distressed securities. Mr. Ostrover was a member of CSFB’s Management Council and the Fixed Income Operating Committee. Mr. Ostrover joined CSFB in November 2000 when CSFB acquired Donaldson, Lufkin & Jenrette (“DLJ”), where he was a Managing Director in charge of High Yield and Distressed Sales, Trading and Research. Mr. Ostrover had been a member of DLJ’s high yield team since he joined the firm in 1992. Mr. Ostrover is actively involved in non-profit organizations including serving on the Board of Directors of the Michael J. Fox Foundation and the Mount Sinai Health Systems. Mr. Ostrover is also a board member of the Brunswick School. Mr. Ostrover received a B.A. in Economics from the University of Pennsylvania and an M.B.A. from New York University Stern School of Business.
Erik Bissonnette
Mr. Bissonnette is a Managing Director of Blue Owl and is a member of our Adviser’s Investment Committee. Prior to joining Blue Owl in 2018, Mr. Bissonnette was a Managing Director and Head of Technology Leveraged Finance at Capital Source from 2009 to 2017. Preceding Capital Source, Mr. Bissonnette was an Associate at ABS Capital Partners from 2007 to 2009. Prior to that, Mr. Bissonnette was an Associate at Wachovia Securities for four years, and Analyst at Banc of America Securities from 2001 to 2003. Mr. Bissonnette received a B.A. in Economics with a double major in English from Wake Forest University.

Pravin Vazirani
Mr. Vazirani is a Managing Director of Blue Owl and is a member of our Adviser’s Investment Committee. Prior to joining Blue Owl in 2018, Mr. Vazirani was a partner with Menlo Ventures. While at Menlo Ventures Mr. Vazirani focused on investments in the SaaS, cloud and e-commerce sectors. Mr. Vazirani’s prior investments include Carbonite (IPO: CARB); Centrality Communications (acquired by SiR F Holdings); EdgeCast Networks (acquired by Verizon); Credant Technologies (acquired by Dell); Like.com (acquired by Google); and newScale (acquired by Cisco Systems). Mr. Vazirani’s current investments and board seats include BlueVine, Pillpack, Poshmark, Signifyd, and Stance. Mr. Vazirani started his career as an engineer working at the Jet Propulsion Laboratory. Later, Mr. Vazirani worked for Pacific Communication Sciences and ADC Telecommunications as a product manager. Mr. Vazirani holds BS and MS degrees in electrical engineering from MIT, and an MBA from the Harvard University Graduate School of Business.
Jon ten Oever
Mr. ten Oever is a Managing Director of Blue Owl, serves as the Head of Technology Credit for each of the Blue Owl Credit Advisers and, effective September 1, 2021, serves as a member of the Investment Committee of the Adviser. Prior to joining Blue Owl in 2019, Mr. ten Oever was a Managing Director at Goldman Sachs & Co. from 2007 until 2019. At Goldman Sachs & Co., Mr. ten Oever held several positions in the Americas Financing Group’s Leveraged Finance Group, including leadership of the TMT and Healthcare verticals. Prior to working at Goldman Sachs, Mr. ten Oever was a Vice President at Credit Suisse Securities (USA) LLC, in the Media & Telecom Group from 2000 until 2007 and an attorney at Sullivan & Cromwell LLP from 1997 until 2000. Mr. ten Oever received a B.A. from Huron College at the University of Western Ontario in 1994 and a J.D. from the Yale Law School in 1997.
The table below shows the dollar range of shares of our common stock to be beneficially owned by the members of the Technology Lending Investment Committee as of November 30, 2023, stated as one of the following dollar ranges: None; $1 –$10,000; $10,001 – $50,000; $50,001 – $100,000; or Over $100,000. For purposes of this prospectus, the term “Fund Complex” is defined to include the Blue Owl BDCs.

Name	Dollar Range of Equity Securities in Blue Owl Technology Income Corp.(1)(2)		Aggregate Dollar Range of Equity Securities in the Fund Complex(1)(3)
Douglas I. Ostrover	over $	100,000	over $	100,000
Marc S. Lipschultz	over $	100,000	over $	100,000
Craig W. Packer		—	over $	100,000
Alexis Maged		—	over $	100,000
Erik Bissonnette		—	over $	100,000
Pravin Vazirani		—	over $	100,000
Jon ten Oever		—	over $	100,000

(1)	Beneficial ownership determined in accordance with Rule 16a-1(a)(2) promulgated under the Exchange Act.
(2)
The dollar range of equity securities of the Company beneficially owned by the members of the Technology Lending Investment Committee, if applicable, is calculated by multiplying the current net offering price per share times the number of shares beneficially owned.

(3)
The dollar range of equity securities in the Fund Complex beneficially owned by members of the Technology Lending Investment Committee of the Company, if applicable, is the sum of (1) the closing price per share of OBDC’s common stock on November 30, 2023, multiplied by the number of shares of OBDC’s common stock beneficially owned by the Technology Lending Investment Committee Member, (2) the current net asset value per share of OBDC II’s common stock, multiplied by the number of shares of OBDC II’s common stock beneficially owned by the Technology Lending Investment Committee Member, (3) the current net asset value per share of OBDC III’s common stock, multiplied by the number of shares of

OBDC III’s common stock beneficially owned by the Technology Lending Investment Committee Member, (4) the current net offering price per share of OCIC’s common stock beneficially owned by the Technology Lending Investment Committee Member, (5) the current net asset value per share of OTF’s common stock, multiplied by the number of shares of OTF’s common beneficially owned by the Technology Lending Investment Committee Member, (6) the current net asset value per share of OTF II’s common stock, multiplied by the number of shares of OTF II’s common stock II beneficially owned by the Technology Lending Investment Committee Member, and (7) the total dollar range of equity securities in the Company beneficially owned by the Technology Lending Investment Committee member.

MANAGEMENT AND OTHER AGREEMENTS AND FEES
The Adviser is located at 399 Park Avenue, New York, NY 10022. The Adviser is registered as an investment adviser under the Advisers Act. Subject to the overall supervision of our Board and in accordance with the 1940 Act, our Adviser will manage our day-to-day operations and provides investment advisory services to us. Under the terms of the Investment Advisory Agreement, the Adviser will:

•	determine the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;

•	assist us in determining which investments we purchase, retain or sell;

•	identify, evaluate and negotiate the structure of the investments we make (including performing due diligence on our prospective portfolio companies); and

•	execute, close, service and monitor the investments we make.
The Adviser’s services under the Investment Advisory Agreement are not exclusive.
Investment Advisory Agreement
Management and Incentive Fee
Pursuant to the Investment Advisory Agreement with the Adviser, subject to the overall supervision of our Board and in accordance with the 1940 Act, the Adviser receives an investment advisory fee from us, consisting of two components — a base management fee and an incentive fee. The base management fee is calculated at an annual rate of 1.25% based on the average value of our net assets at the end of the two most recently completed calendar months. The base management fee is payable monthly in arrears. All or any part of the base management fee not taken as to any month will be deferred without interest and may be taken in any such month prior to the occurrence of a liquidity event. Base management fees for any partial month are prorated based on the number of days in the month.
The incentive fee consists of two parts: (i) an incentive fee on income and (ii) an incentive fee on capital gains. Each part of the incentive fee is outlined below.
The incentive fee on income will be calculated and payable quarterly in arrears and will be based upon our pre-incentive fee net investment income for the immediately preceding calendar quarter. In the case of a liquidation of the Company or if the Investment Advisory Agreement is terminated, the fee will also become payable as of the effective date of the event.
The incentive fee on income for each calendar quarter will be calculated as follows:

•
No incentive fee on income will be payable in any calendar quarter in which the pre-incentive fee net investment income does not exceed a quarterly return to investors of 1.25% of our net asset value for that immediately preceding calendar quarter. We refer to this as the quarterly preferred return.

•
All of our pre-incentive fee net investment income, if any, that exceeds the quarterly preferred return, but is less than or equal to 1.43%, which we refer to as the upper level breakpoint, of our net asset value for that immediately preceding calendar quarter, will be payable to our Adviser. We refer to this portion of the incentive fee on income as the “catch-up.” It is intended to provide an incentive fee of 12.50% on all of our pre-incentive fee net investment income when the pre-incentive fee net investment income reaches 1.43% of our Company’s net asset value for that calendar quarter, measured as of the end of the immediately preceding calendar quarter. The quarterly preferred return of 1.25% and upper level breakpoint of 1.43% are also adjusted for the actual number of days each calendar quarter.

•
For any quarter in which our pre-incentive fee net investment income exceeds the upper level break point of 1.43% of our net asset value for that immediately preceding calendar quarter, the incentive fee on income will equal 12.50% of the amount of our pre-incentive fee net investment income, because the quarterly preferred return and catch up will have been achieved.

•
Pre-incentive fee net investment income is defined as investment income and any other income, accrued during the calendar quarter, minus operating expenses for the quarter, including the base management fee, expenses payable under the Investment Advisory Agreement and the Administration Agreement, any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee. Pre-incentive fee net investment income does not include any expense support payments or any reimbursement by us of expense support payments, or any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.

The following is a graphical representation of the calculation of the quarterly incentive fee on income:
Quarterly Incentive Fee on
Pre-Incentive Fee Net Investment Income
(expressed as a percentage of net asset value at the beginning of the quarter)

The incentive fee on capital gains will be determined and payable in arrears as of the end of each calendar year during which the Investment Advisory Agreement is in effect. In the case of a liquidation, or if the Investment Advisory Agreement is terminated, the fee will also become payable as of the effective date of such event. The annual fee will equal (i) 12.50% of our realized capital gains on a cumulative basis from inception through the end of such calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less (ii) the aggregate amount of any previously paid incentive fees on capital gains as calculated in accordance with U.S. GAAP. In no event will the Capital Gains Incentive Fee payable pursuant hereto be in excess of the amount permitted by the Advisers Act, including Section 205 thereof.
Because of the structure of the incentive fee on income and the incentive fee on capital gains, it is possible that we may pay such fees in a year where we incur a net loss. For example, if we receive pre-incentive fee net investment income in excess of the 1.25% of the Company’s net asset value for that immediately preceding calendar quarter we will pay the applicable incentive fee even if we incurred a net loss in the quarter due to a realized or unrealized capital loss. Our Adviser will not be under any obligation to reimburse us for any part of the incentive fee they receive that is based on prior period accrued income that we never received as a result of any borrower’s default or a subsequent realized loss of our portfolio.
The fees that are payable under the Investment Advisory Agreement for any partial period will be appropriately prorated. The fees are calculated using detailed policies and procedures approved by our Adviser and our board of directors, including a majority of the independent directors, and such policies and procedures are consistent with the description of the calculation of the fees set forth above.

Our Adviser may elect to defer or waive all or a portion of the fees that would otherwise be paid to it in its sole discretion. Any portion of a fee not taken as to any month, quarter or year will be deferred without interest and may be taken in any such other month, prior to the occurrence of a liquidity event as our Adviser may determine in its sole discretion.
Fee Waivers
On October 1, 2021, OTCA agreed to waive 100% of the base management fee for the quarter ended December 31, 2021. On November 30, 2021, the Adviser agreed to waive 100% of the base management fee for the quarter ended December 31, 2021. On March 23, 2022, the Adviser agreed to waive 100% of the base management fee through October 31, 2022. Any portion of the base management fee waived will not be subject to recoupment.
On March 23, 2022, the Adviser agreed to waive 100% of the base management fee through October 31, 2022. Any portion of the base management fee waived will not be subject to recoupment. For the three months ended March 31, 2022, we did not incur management fees.
On June 2022, the Adviser agreed to waive 100% of the performance based incentive fee and capital gains based incentive fee through October 31, 2022. Any portion of the incentive fee waived will not be subject to recoupment.
Examples of the two-part incentive fee:
Example 1 — Incentive Fee on pre-incentive fee net investment income for each quarter

Scenarios expressed as a percentage of net asset value at the beginning of the quarter	Scenario 1	Scenario 2	Scenario 3
Pre-incentive fee net investment income	1.00%	1.35%	2.00%
Catch up incentive fee (maximum of 0.18%)	0.00%	-0.10%	-0.18%
Split incentive fee (12.50% above 1.43%)	0.00%	0.00%	-0.07%

Net Investment income	1.00%	1.25%	1.75%

Scenario 1 — Incentive Fee on Income
Pre-incentive fee net investment income does not exceed the 1.25% quarterly preferred return rate, therefore there is no catch up or split incentive fee on pre-incentive fee net investment income.
Scenario 2 — Incentive Fee on Income
Pre-incentive fee net investment income falls between the 1.25% quarterly preferred return rate and the upper level breakpoint of 1.43%, therefore the incentive fee on pre-incentive fee net investment income is 100% of the pre-incentive fee above the 1.25% quarterly preferred return.
Scenario 3 — Incentive Fee on Income
Pre-incentive fee net investment income exceeds the 1.25% quarterly preferred return and the 1.43% upper level breakpoint provision. Therefore the upper level breakpoint provision is fully satisfied by the 0.18% of pre-incentive fee net investment income above the 1.25% preferred return rate and there is a 12.50% incentive fee on pre-incentive fee net investment income above the 1.43% upper level breakpoint. This ultimately provides an incentive fee which represents 12.50% of pre-incentive fee net investment income.

Example 2 — Incentive Fee on Capital Gains
Assumptions
Year 1:
No net realized capital gains or losses
Year 2:
6.00% realized capital gains and 1.00% realized capital losses and unrealized capital depreciation; capital gain incentive fee = 12.50% × (realized capital gains for year computed net of all realized capital losses and unrealized capital depreciation at year end)

Year 1 Incentive Fee on Capital Gains	= 12.50% × (0)
= 0
= No Incentive Fee on Capital Gains
Year 2 Incentive Fee on Capital Gains	= 12.50% ×(6.00% –1.00%)
= 12.50% ×5.00%
= 0.63%
Payment of Our Expenses under the Investment Advisory and Administration Agreements
Except as specifically provided below, all investment professionals and staff of the Adviser, when and to the extent engaged in providing investment advisory and management services to us, and the base compensation, bonus and benefits, and the routine overhead expenses, of such personnel allocable to such services, are provided and paid for by the Adviser. We bear our allocable portion of the compensation paid by the Adviser (or its affiliates) to our Chief Compliance Officer and Chief Financial Officer and their respective staffs (based on a percentage of time such individuals devote, on an estimated basis, to our business affairs). We bear all other costs and expenses of our operations, administration and transactions, including, but not limited to (i) investment advisory fees, including base management fees and incentive fees, to the Adviser, pursuant to the Investment Advisory Agreement (ii) our allocable portion of overhead and other expenses incurred by our Adviser in performing its administrative obligations under the Administration Agreement; and (iii) all other expenses of our operations and transactions including, without limitation, those relating to:

•
expenses deemed to be “organization and offering expenses” for purposes of Conduct Rule 2310(a)(12) of FINRA (exclusive of commissions, the dealer management fee, any discounts and other similar expenses paid by investors at the time of sale of our stock);

•	the cost of corporate and organizational expenses relating to offerings of shares of our common stock;

•	the cost of calculating our net asset value, including the cost of any third-party valuation services;

•	the cost of effecting any sales and repurchases of our common stock and other securities;

•	fees and expenses payable under any dealer manager agreements, if any;

•	debt service and other costs of borrowings or other financing arrangements;

•	costs of hedging;

•
expenses, including travel expense, incurred by the Adviser, or members of the investment team, or payable to third parties, performing due diligence on prospective portfolio companies and, if necessary, enforcing our rights;

•	escrow agent, transfer agent and custodial fees and expenses;

•	fees and expenses associated with marketing efforts;

•	federal and state registration fees, any stock exchange listing fees and fees payable to rating agencies;

•	U.S. federal, state and local taxes;

•	independent directors’ fees and expenses including certain travel expenses;

•
costs of preparing financial statements and maintaining books and records and filing reports or other documents with the SEC (or other regulatory bodies) and other reporting and compliance costs, including registration fees, listing fees and licenses, and the compensation of professionals responsible for the preparation of the foregoing;

•	the costs of any reports, proxy statements or other notices to our shareholders (including printing and mailing costs);

•	the costs of any shareholder or director meetings and the compensation of personnel responsible for the preparation of the foregoing and related matters;

•	commissions and other compensation payable to brokers or dealers;

•	research and market data;

•	fidelity bond, directors and officers errors and omissions liability insurance and other insurance premiums;

•	direct costs and expenses of administration, including printing, mailing, long distance telephone and staff;

•	fees and expenses associated with independent audits, outside legal and consulting costs;

•	costs of winding up;

•	costs incurred in connection with the formation or maintenance of entities or vehicles to hold our assets for tax or other purposes;

•	extraordinary expenses (such as litigation or indemnification); and

•	costs associated with reporting and compliance obligations under the 1940 Act and applicable federal and state securities laws.
Duration and Termination
Unless terminated earlier as described below, the Investment Advisory Agreement will remain in effect for a period of two years from the date it first became effective and will remain in effect from year-to-year thereafter if approved annually by our Board or by the affirmative vote of the holders of a majority of our outstanding voting securities and, in either case, if also approved by a majority of our directors who are not “interested persons” as defined in the 1940 Act. The Investment Advisory Agreement will automatically terminate in the event of its assignment, as defined in the 1940 Act, by our Adviser and may be terminated at any time, without penalty, by us upon not less than 60 days’ written notice to our Adviser by the vote of a majority of our outstanding voting securities (as defined under the 1940 Act) or by the vote of our independent directors. The Investment Advisory Agreement may be terminated at any time, without penalty, by our Adviser upon 120 days’ written notice to us. The holders of a majority of our outstanding voting securities may also terminate the Investment Advisory Agreement without penalty upon not less than 60 days’ written notice.
Board Approval of the Investment Advisory Agreement
On May 8, 2023, the Board approved the continuation of the Investment Advisory Agreement. In reaching a decision to approve the Investment Advisory Agreement, the Board reviewed a significant amount of information and considered, among other things:

•	the nature, quality and extent of the advisory and other services to be provided to us by the Adviser;

•	comparative data with respect to advisory fees or similar expenses paid by other BDCs, which could include employees of the Adviser or its affiliates;

•	our projected operating expenses and expense ratio compared to BDCs with similar investment objectives;

•	any existing and potential sources of indirect income to the Adviser from its relationship with us and the profitability of that relationship;

•	information about the services to be performed and the personnel performing such services under the Investment Advisory Agreement;

•	the organizational capability and financial condition of the Adviser and its affiliates; and

•	the possibility of obtaining similar services from other third-party service providers or through an internally managed structure.
Based on the information reviewed and the discussion thereof, the board of directors, including a majority of the non-interested directors, concluded that the investment advisory fee rates are reasonable in relation to the services to be provided and approved the Investment Advisory Agreement as being in the best interests of our shareholders.
Prohibited Activities
Our activities are subject to compliance with the 1940 Act. In addition, our charter prohibits the following activities among us, our Adviser and its affiliates:

•
We may not purchase or lease assets in which the Adviser or its affiliates has an interest unless (i) we disclose the terms of the transaction to our shareholders, the terms are reasonable to us and the price does not exceed the lesser of cost or fair market value, as determined by an independent expert or (ii) such purchase or lease of assets is consistent with the 1940 Act or an exemptive order under the 1940 Act issued to us by the SEC;

•	We may not invest in general partnerships or joint ventures with affiliates and non-affiliates unless certain conditions are met;

•
The Adviser and its affiliates may not acquire assets from us unless (i) approved by our shareholders entitled to cast a majority of the votes entitled to be cast on the matter or (ii) such acquisition is consistent with the 1940 Act or an exemptive order under the 1940 Act issued to us by the SEC;

•	We may not lease assets to the Adviser or its affiliates unless we disclose the terms of the transaction to our shareholders and such terms are fair and reasonable to us;

•	We may not make any loans, credit facilities, credit agreements or otherwise to the Adviser or its affiliates except for the advancement of funds as permitted by our charter;

•	We may not acquire assets from our affiliates in exchange for our common stock;

•
We may not pay a commission or fee, either directly or indirectly to the Adviser or its affiliates, except as otherwise permitted by our charter, in connection with the reinvestment of cash flows from operations and available reserves or of the proceeds of the resale, exchange or refinancing of our assets;

•	The Adviser may not charge duplicate fees to us; and

•	The Adviser may not provide financing to us with a term in excess of 12 months.
In addition, in the Investment Advisory Agreement, the Adviser agrees that its activities will at all times be in compliance in all material respects with all applicable federal and state securities laws governing its operations and investments.

Compliance with the Omnibus Guidelines published by NASAA
Rebates, Kickbacks and Reciprocal Arrangements
Our charter prohibits the Adviser from: (i) receiving or accepting any rebate, give-ups or similar arrangement that is prohibited under applicable federal or state securities laws, (ii) participating in any reciprocal business arrangement that would circumvent provisions of applicable federal or state securities laws and the NASAA Omnibus Guidelines governing conflicts of interest or investment restrictions, or (iii) entering into any agreement, arrangement or understanding that would circumvent the restrictions against dealing with affiliates or promoters under applicable federal or state securities laws and the NASAA Omnibus Guidelines. In addition, the Adviser may not directly or indirectly pay or award any fees or commissions or other compensation to any person or entity engaged to sell our stock or give investment advice to a potential shareholder; provided, however, that the Adviser may pay a registered broker-dealer or other properly licensed agent a sales commissions for selling or distributing our common stock.
We will retain a reasonable percentage of the proceeds of this offering and our revenues in order to provide adequate reserves for normal replacements and contingencies, in accordance with accounting principles generally accepted in the United States, or GAAP.
Commingling
The Adviser may not permit our funds to be commingled with the funds of any other entity.
Indemnification of our Adviser
The Adviser (and any of its affiliates, directors, officers, members, employees, agents, or representatives) will not be liable to us for any action taken or omitted to be taken by the Adviser in connection with the performance of any of its duties or obligations under the Investment Advisory Agreement or otherwise as our investment adviser, except to the extent specified in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty (as the same is finally determined by judicial proceedings) with respect to the receipt of compensation for services, and we will indemnify, defend and protect the Adviser (and its affiliates, directors, officers, members, employees, agents, and representatives, each of whom will be deemed a third party beneficiary hereof) (collectively, the “Indemnified Parties”) and hold them harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) incurred by the Indemnified Parties in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Company or our shareholders) arising out of or otherwise based upon the performance of any of the Adviser’s duties or obligations under the Investment Advisory Agreement or otherwise as our investment adviser. Notwithstanding the preceding sentence, we will not provide for indemnification of an Indemnified Party for any liability or loss suffered by such Indemnified Party, nor will we provide that an Indemnified Party be held harmless for any loss or liability suffered by us, unless: (1) we have determined, in good faith, that the course of conduct that caused the loss or liability was in our best interest; (2) the Indemnified Party was acting on our behalf or performing services for us; (3) such liability or loss was not the result of (i) negligence or misconduct, in the case that the Indemnified Party is the Adviser, an affiliate of the Adviser or one of our officers, or (ii) gross negligence or willful misconduct, in the case that the Indemnified Party is a director who is also not one of our officers or the Adviser or an affiliate of the Adviser; and (4) the indemnification or agreement to hold harmless is recoverable only out of our net assets and not from our shareholders. Furthermore, in accordance with Section 17(i) of the 1940 Act, the Adviser (and any of its affiliates, directors, officers, members, employees, agents, or representatives) may not be protected against any liability to us or any of our investors to which he would otherwise be subject by reason of willful malfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

Administration Agreement
Under the terms of the Administration Agreement, the Adviser performs, or oversees the performance of administrative services for us, which include, but is not limited to, providing office space, equipment and office services, maintaining financial records, preparing reports to shareholders and reports filed with the SEC, managing the payment of expenses and the performance of administrative and professional services rendered by others which could include employees of the Adviser or its affiliates. We will reimburse the Adviser for services performed for us pursuant to the terms of the Administration Agreement. In addition, pursuant to the terms of the Administration Agreement, the Adviser may delegate its obligations under the Administration Agreement to an affiliate or to a third party and we will reimburse the Adviser for any services performed for us by such affiliate or third party.
The Administration Agreement became effective on November 30, 2021 and the continuation of the Administration Agreement was approved by the Board on May 8, 2023.
We will reimburse the Adviser for expenses necessary to perform services related to our administration and operations, including the Adviser’ allocable portion of the compensation and related expenses of our chief compliance officer, chief financial officer and their respective staffs. The amount of this reimbursement will be the lesser of (1) the Adviser’ actual costs incurred in providing such services and (2) the amount that we estimate we would be required to pay alternative service providers for comparable services in the same geographic location. The Adviser will be required to allocate the cost of such services to us based on factors such as assets, revenues, time allocations and/or other reasonable metrics. Our Board will review the methodology employed in determining how the expenses are allocated to us and the proposed allocation of administrative expenses among us and certain affiliates of the Adviser. Our Board will assess the reasonableness of such reimbursements for expenses allocated to us based on the breadth, depth and quality of such services as compared to the estimated cost to us of obtaining similar services from third-party service providers known to be available. In addition, our Board will consider whether any single third-party service provider would be capable of providing all such services at comparable cost and quality. Finally, our Board will, among other things, compare the total amount paid to the Adviser for such services as a percentage of our net assets to the same ratio as reported by other comparable BDCs. We will not reimburse the Adviser for any services for which it receives a separate fee, for example, rent, depreciation, utilities, capital equipment or other administrative items allocated to a controlling person of the Adviser.
Unless earlier terminated as described below, the Administration Agreement will remain in effect for two years from the date it first became effective and will remain in effect from year to year thereafter if approved annually by a majority of the Board or by the holders of a majority of the Company’s outstanding voting securities and, in each case, a majority of the independent directors. We may terminate the Administration Agreement, without payment of any penalty, upon 60 days’ written notice. The decision to terminate the agreement may be made by a majority of the Board or the shareholders holding a majority of the outstanding shares of our common stock. In addition, the Adviser may terminate the Administration Agreement, without payment of any penalty, upon 60 days’ written notice. To the extent that the Adviser outsources any of its functions we will pay the fees associated with such functions without profit to our Adviser.
Indemnification
The Administration Agreement provides that the Adviser and its affiliates’ respective officers, directors, members, managers, stockholders and employees are entitled to indemnification from us from and against any claims or liabilities, including reasonable legal fees and other expenses reasonably incurred, arising out of or in connection with our business and operations or any action taken or omitted on our behalf pursuant to authority granted by the Administration Agreement, except where attributable to willful misfeasance, bad faith or gross negligence in the performance of such person’s duties or reckless disregard of such person’s obligations and duties under the Administration Agreement.

Dealer Manager Agreement and Participating Broker-Dealer Agreements
The Company has entered into a dealer manager agreement (the “Dealer Manager Agreement”) with Blue Owl Securities, an affiliate of the Adviser, and participating broker-dealer agreements with certain broker-dealers. Under the terms of the Dealer Manager Agreement and the participating broker-dealer agreements, Blue Owl Securities serves as the dealer manager, and certain participating broker-dealers solicit capital, for the Company’s public offering of shares of Class S, Class D and Class I common stock. No upfront selling commissions will be paid to the Company or Blue Owl Securities with respect to Class S shares and Class D shares, however, if subscribers purchase Class S shares or Class D shares through certain financial intermediaries, those financial intermediaries may directly charge transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided
that the selling agents limit such charges to 1.50% of the net offering price per share for each Class D share and 3.50% of the net offering price per share for each Class S share. No upfront selling commissions will be paid in connection with purchases of Class I shares. See “Plan of Distribution — Compensation Paid to the Dealer Manager and Participating Broker-Dealers —
 Upfront Sales Load
.”
Subject to FINRA limitations on underwriting compensation, and pursuant to a distribution plan we adopted incompliance with Rules 12b-1 and 17d-3 under the 1940 Act, as if those rules applied to the Company, the Company will pay Blue Owl Securities s servicing fees for ongoing services rendered to shareholders by participating broker-dealers or broker-dealers servicing investors’ accounts, referred to as servicing broker-dealers:

•	with respect to the Company’s outstanding Class S shares equal to 0.85% per annum of the aggregate net asset value of the Company’s outstanding Class S shares; and

•	with respect to the Company’s outstanding Class D shares equal to 0.25% per annum of the aggregate net asset value of the Company’s outstanding Class D shares.
The Company will not pay an ongoing servicing fee with respect to the Company’s outstanding Class I shares.
The servicing fees are paid monthly in arrears. Blue Owl Securities will reallow (pay) all or a portion of the ongoing servicing fees to participating broker-dealers and servicing broker-dealers for ongoing services performed by such broker-dealers, and will waive ongoing servicing fees to the extent a broker-dealer is not eligible to receive it for failure to provide such services. Because the ongoing servicing fees are calculated based on the Company’s net asset values for the Company’s Class S and Class D shares, they will reduce the net asset values or, alternatively, the distributions payable, with respect to the shares of each such class, including shares issued under its distribution reinvestment plan. The Company will cease paying ongoing servicing fees at the date at which total underwriting compensation from any source in connection with this offering equals 10% of the gross proceeds from its offering (excluding proceeds from issuances pursuant to our distribution reinvestment plan). This limitation is intended to ensure that the Company satisfies the requirements of FINRA Rule 2310, which provides that the maximum aggregate underwriting compensation from any source, including compensation paid from offering proceeds and in the form of “trail commissions,” payable to underwriters, broker-dealers, or affiliates thereof participating in an offering may not exceed 10% of gross offering proceeds, excluding proceeds received in connection with the issuance of shares through a distribution reinvestment plan.
Upfront selling commissions for sales of Class S and Class D shares may be reduced or waived in connection with volume or other discounts, other fee arrangements or for sales to certain categories of purchasers.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
We have entered into the Investment Advisory Agreement, the Administration Agreement, and the Expense Deferral Agreement with the Adviser. Pursuant to the Investment Advisory Agreement, we will pay the Adviser a base management fee and an incentive fee. See “
Management and Other Agreements and Fees — Investment Advisory Agreement
” for a description of how the fees payable to the Adviser will be determined. Pursuant to the Administration Agreement, we will reimburse the Adviser for expenses necessary to perform services related to our administration and operations. See “
Management and Other Agreements and Fees — Administration Agreement
” for a description of how the expenses reimbursable to the Adviser will be determined. In addition, the Adviser or its affiliates may engage in certain origination activities and receive attendant arrangement, structuring or similar fees. The purpose of the Expense Reimbursement Agreement was to ensure that no portion of our distributions to shareholders will represented a return of capital for U.S. federal income tax purposes. On March 7, 2023, the Adviser terminated the Expense Support Agreement. However, the Company’s obligation to repay to the Adviser the expenses incurred by the Adviser on the Company’s behalf upon meeting the specified conditions survives any termination of the agreement. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Expenses —
 Expense Support and Conditional Reimbursement Agreement
” for a description of the Expense Support Agreement and “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Expenses —
 Expense Deferral Agreement
” for a description of the Expense Deferral Agreement.
Our executive officers, certain of our directors and certain other finance professionals of Blue Owl also serve as executives of the Blue Owl Credit Advisers and officers and directors of the Company and certain professionals of Blue Owl and the Adviser are officers of Blue Owl Securities. In addition, our executive officers and directors and the members of our Adviser and members of its Technology Lending Investment Committee serve or may serve as officers, directors or principals of entities that operate in the same, or a related, line of business as we do or of investment funds, accounts or other investment vehicles managed by our affiliates. These investment funds, accounts or other investment vehicles may have investment objectives similar to our investment objectives.
At times, we compete with the Blue Owl Credit Clients for capital and investment opportunities. This can create a potential conflict when allocating investment opportunities among us and such other Blue Owl Credit Clients. An investment opportunity that is suitable for multiple clients of our Adviser and its affiliates may not be capable of being shared among some or all of such clients and affiliates due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act. However, in order for our Adviser and its affiliates to fulfill their fiduciary duties to each of their clients, the Blue Owl Credit Advisers have put in place an investment allocation policy that seeks to ensure the fair and equitable allocation of investment opportunities over time and addresses the co-investment restrictions set forth under the 1940 Act. See “
Risk Factors — Risks Related to Our Business
.”
Allocation of Investment Opportunities
The Blue Owl Credit Advisers intend to allocate investment opportunities in a manner that is fair and equitable over time and is consistent with its investment allocation policy, so that no client of the Adviser or its affiliates is disadvantaged in relation to any other client of the Adviser or its affiliates, taking into account such factors as the relative amounts of capital available for new investments, cash on hand, existing commitments and reserves, the investment programs and portfolio positions of the participating investment accounts, the clients for which participation is appropriate, targeted leverage level, targeted asset mix and any other factors deemed appropriate. The Blue Owl Credit Advisers intend to allocate common expenses among us and other clients of the Adviser and its affiliates in a manner that is fair and equitable over time or in such other manner as may be required by applicable law or the Investment Advisory Agreement. Fees and expenses generated in connection with potential portfolio investments that are not consummated will be allocated in a manner that is fair and equitable over time and in accordance with policies adopted by the Blue Owl Credit Advisers and the Investment Advisory Agreement.

The Blue Owl Credit Advisers have put in place an investment allocation policy that seeks to ensure the equitable allocation of investment opportunities and addresses the co-investment restrictions set forth under the 1940 Act. When we engage in co-investments as permitted by the exemptive relief described below, we will do so in a manner consistent with the Blue Owl Credit Advisers’ investment allocation policy.
In situations where co-investment with other entities managed by the Adviser or its affiliates is not permitted or appropriate, such as when there is an opportunity to invest in different securities of the same issuer, a committee comprised of certain executive officers of the Blue Owl Credit Advisers (including executive officers of the Adviser) along with other officers and employees, will need to decide whether we or such other entity or entities will proceed with the investment. The allocation committee will make these determinations based on the Blue Owl Credit Advisers’ investment allocation policy, which generally requires that such opportunities be offered to eligible accounts in a manner that will be fair and equitable over time.
The Blue Owl Credit Advisers’ investment allocation policy is designed to manage the potential conflicts of interest between the Adviser’s fiduciary obligations to us and its or its affiliates’ similar fiduciary obligations to other clients, including the Blue Owl Credit Clients; however, there can be no assurance that the Blue Owl Credit Advisers’ efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to us. Not all conflicts of interest can be expected to be resolved in our favor.
The allocation of investment opportunities among us and any of the other investment funds sponsored or accounts managed by the Adviser or its affiliates may not always, and often will not, be proportional. In general, pursuant to the Blue Owl Credit Advisers’ investment allocation policy, the process for making an allocation determination includes an assessment as to whether a particular investment opportunity (including any follow-on investment in, or disposition from, an existing portfolio company held by us or another investment fund or account) is suitable for us or another investment fund or account including the Blue Owl Credit Clients. In making this assessment, the Adviser may consider a variety of factors, including, without limitation: the investment objectives, guidelines and strategies applicable to the investment fund or account; the nature of the investment, including its risk-return profile and expected holding period; portfolio diversification and concentration concerns; the liquidity needs of the investment fund or account; the ability of the investment fund or account to accommodate structural, timing and other aspects of the investment process; the life cycle of the investment fund or account; legal, tax and regulatory requirements and restrictions, including, as applicable, compliance with the 1940 Act (including requirements and restrictions pertaining to co-investment opportunities discussed below); compliance with existing agreements of the investment fund or account; the available capital of the investment fund or account; diversification requirements for BDCs or RICs; the gross asset value and net asset value of the investment fund or account; the current and targeted leverage levels for the investment fund or account; and portfolio construction considerations. The relevance of each of these criteria will vary from investment opportunity to investment opportunity. In circumstances where the investment objectives of multiple investment funds or accounts regularly overlap, while the specific facts and circumstances of each allocation decision will be determinative, the Blue Owl Credit Advisers may afford prior decisions precedential value.
Pursuant to the Blue Owl Credit Advisers’ investment allocation policy, if, through the foregoing analysis, it is determined that an investment opportunity is appropriate for multiple investment funds or accounts, the Blue Owl Credit Advisers generally will determine the appropriate size of the opportunity for each such investment fund or account. If an investment opportunity falls within the mandate of two or more investment funds or accounts, and there are no restrictions on such funds or accounts investing with each other, then each investment fund or account will receive the amount of the investment that it is seeking, as determined based on the criteria set forth above.
Certain allocations may be more advantageous to us relative to one or all of the other investment funds, or vice versa. While the Blue Owl Credit Advisers will seek to allocate investment opportunities in a way that it believes in good faith is fair and equitable over time, there can be no assurance that our actual allocation of an investment opportunity, if any, or terms on which the allocation is made, will be as favorable as they would be if the conflicts of interest to which the Adviser may be subject did not exist.

Co-Investment Opportunities
As a BDC, we are subject to certain regulatory restrictions in negotiating certain investments with entities with which we may be restricted from doing so under the 1940 Act, such as our Adviser and its affiliates.
On February 7, 2017, OCA received the Order to permit us to co-invest with other funds managed by the Adviser or certain affiliates in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. Pursuant to such Order we generally are permitted to co-invest with certain of our affiliates if a “required majority” (as defined in Section 57(o) of the 1940 Act) of our independent directors make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the transactions, including the consideration to be paid, are reasonable and fair to us and our shareholders and do not involve overreaching by us or our shareholders on the part of any person concerned, (2) the transaction is consistent with the interests of our shareholders and is consistent with our investment objective and strategies, (3) the investment by our affiliates would not disadvantage us, and our participation would not be on a basis different from or less advantageous than that on which our affiliates are investing, and (4) the proposed investment by us would not benefit our Adviser or its affiliates or any affiliated person of any of them (other than the parties to the transaction), except to the extent permitted by the Order and applicable law, including the limitations set forth in Section 57(k) of the 1940 Act. In addition, we have received an amendment to the Order to permit us to participate in follow-on investments in our existing portfolio companies with certain affiliates that are private funds, even if such private funds did not have an investment in such existing portfolio company.
The Blue Owl Credit Advisers’ investment allocation policy seeks to ensure equitable allocation of investment opportunities between us and/or other funds managed by our Adviser and its affiliates. As a result of the Order, there could be significant overlap in our investment portfolio and investment portfolios of the other funds managed by the Adviser or its affiliates that could avail themselves of the Order and have an investment objective similar to ours.
Affiliated Dealer Manager
We have entered into the Dealer Manager Agreement with Blue Owl Securities. Pursuant to the Dealer Manager Agreement, we will indemnify the dealer manager, its officers, directors and any person who controls the dealer manager, in certain circumstances.
The Dealer Manager is an affiliate of Blue Owl and will not make an independent review of us or our continuous offering. This relationship may create conflicts in connection with the dealer manager’s due diligence obligations under the federal securities laws. Although the Dealer Manager will examine the information in this prospectus for accuracy and completeness, due to its affiliation with our Adviser, no independent review of us will be made in connection with the distribution of our shares in this offering.
License Agreement
We have entered into a license agreement (the “License Agreement”) with an affiliate Blue Owl, pursuant to which we were granted a non-exclusive license to use the name “Blue Owl.” Under the License Agreement, we have a right to use the Blue Owl name for so long as the Adviser or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we have no legal right to the “Blue Owl” name or logo.
Material Non-Public Information
Our senior management, members of our Adviser’s investment committee and other investment professionals from our Adviser may serve as directors of, or in a similar capacity with, companies in which we may invest or in which we are considering making an investment. Through these and other relationships with a company, these individuals may obtain material non-public information that might restrict our ability to buy or sell the securities of such company under the policies of the company or applicable law.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS
The following table sets forth information with respect to the expected beneficial ownership of our common stock as of November 30, 2023 by:

•	each person known to us to be expected to beneficially own more than 5% of the outstanding shares of our common stock;

•	each of our directors and each executive officers; and

•	all of our directors and executive officers as a group.
Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. There is no common stock subject to options that are currently exercisable or exercisable within 60 days of the offering. Percentage of beneficial ownership is based on 175,633,511 shares of our common stock outstanding as of November 30, 2023.

Name and Address	Number of Shares Owned	Percentage of class outstanding as of November 30, 2023
Interested Directors (1)
Craig W. Packer	None	—
Alan Kirshenbaum	None	—
Independent Directors (1)
Edward D’Alelio	None	—
Eric Kaye	None	—
Christopher Temple	None	—
Melissa Weiler	None	—
Victor Woolridge	None	—
Executive Officers (1)
Karen Hager	None	—
Bryan Cole	None	—
Jonathan Lamm	None	—
Neena Reddy	None	—
Matthew Swatt	None	—
Shari Withem	None	—
Jennifer McMillon	None	—
All officers and directors as a group (14 persons)	None	—

(1)	The address for all of the Company’s officers and directors is c/o Blue Owl Technology Income Corp., 399 Park Avenue, New York, NY 10022.

The following table sets forth, as of November 30, 2023, the dollar range of our equity securities that beneficially owned by each of our directors. For purposes of this registration statement, the term “Fund Complex” is defined to include the Blue Owl BDCs.

Name and Address	Dollar Range of Equity Securities in Blue Owl Technology Income Corp.(1)(2)(3)	Aggregate Dollar Range of Equity Securities in the Fund Complex(1)(3)(4)
Interested Directors
Craig W. Packer	None	over $	100,000
Alan Kirshenbaum	None	over $	100,000
Independent Directors
Edward D’Alelio	None	over $	100,000
Eric Kaye	None	over $	100,000
Christopher Temple	None	over $	100,000
Melissa Weiler	None	over $	100,000
Victor Woolridge	None	over $	100,000

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.
(2)
The dollar range of equity securities of the Company beneficially owned by our directors, if applicable, is calculated by multiplying the current net offering price per share times the number of shares beneficially owned.

(3)	The dollar range of equity securities beneficially owned are: none, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or over $100,000.
(4)
The dollar range of equity securities in the Fund Complex beneficially owned by directors of the Company, if applicable, is the sum of (1) the closing price per share of OBDC’s common stock as of November 30, 2023 multiplied by the number of shares of OBDC’s common stock beneficially owned by the director, (2) the current net asset value per share of OBDC II’s common stock, multiplied by the number of shares of OBDC II’s common stock beneficially owned by the director, (3) the current net asset value per share of OBDC III’s common stock, multiplied by the number of shares of OBDC III’s common stock beneficially owned by the director, (4) the current net offering price per share of OCIC’s common stock, multiplied by the number of shares of OCIC’s common stock beneficially owned by director, (5) the current net asset value per share of OTF’s common stock, multiplied by the number of shares of OTF’s common stock beneficially owned by the director, (6) the current net asset value per share of OTF II’s common stock, multiplied by the number of shares of OTF II’s common stock beneficially owned by the director, and (7) the total dollar range of equity securities in the Company beneficially owned by the director.

DISTRIBUTIONS
Subject to the Company’s board of directors’ discretion and applicable legal restrictions, the Company intends to authorize and declare cash distributions on a monthly or quarterly basis and pay such distributions on a monthly basis. The per share amount of distributions on Class S, Class D and Class I shares will differ because of different allocations of class-specific expenses. Specifically, because the ongoing servicing fees are calculated based on our net asset value for the Company’s Class S and Class D shares, the ongoing service fees will reduce the net asset value or, alternatively, the distributions payable, with respect to the shares of each such class, including shares issued under the Company’s distribution reinvestment plan. As a result, distributions on Class S shares and Class D shares may be lower than the distributions on Class I shares because Class S and Class D shares are subject to ongoing servicing fee for a period of time.
From time to time, we may also pay special interim distributions in the form of cash or shares of our common stock at the discretion of our board of directors. For example, our board of directors may periodically declare distributions to reduce the net asset value per share of a share class if necessary to ensure that we do not sell shares of the applicable class at a price per share that is below the net asset value per share of the applicable class. The timing and amount of any future distributions to shareholders will be subject to applicable legal restrictions and the sole discretion of our board of directors.
We may fund our cash distributions to shareholders from any sources of funds available to us, including fee waivers or deferrals by our Adviser that may be subject to repayment, as well as cash otherwise available. We have not established limits on the amount of funds we may use from any available sources to make distributions. There can be no assurance that we will achieve the performance necessary to sustain our distributions or that we will be able to pay distributions at a specific rate or at all. The Adviser and its affiliates have no obligation to waive advisory fees or otherwise reimburse expenses in future periods. See “Management and Other Agreements and Fees.”
Consistent with the Code, shareholders will be notified of the source of our distributions. Our distributions may exceed our earnings and profits, especially during the period before we have substantially invested the proceeds from this offering. As a result, a portion of the distributions we make may represent a return of capital for U.S. federal income tax purposes. The adjusted tax basis of shares must be reduced by the amount of any return of capital distributions, which will result in an increase in the amount of any taxable gain (or a reduction in any deductible loss) on the sale of shares.
We have elected to be treated, and intend to qualify annually, as a RIC under the Code. To maintain our status as a RIC for U.S. federal income tax purposes, we generally must distribute at least the sum of (i) 90% of our investment company taxable income, as defined by the Code, and (ii) 0-% of our net tax-exempt income for that taxable year. A RIC may satisfy the 90% distribution requirement by actually distributing dividends (other than capital gain dividends) during the taxable year. In addition, a RIC may, in certain cases, satisfy the 90% distribution requirement by distributing dividends relating to a taxable year after the close of such taxable year under the “spillover dividend” provisions of Subchapter M. If a RIC makes a spillover dividend, the amounts will be included in shareholders’ gross income for the year in which the spillover distribution is paid.
In order to minimize certain U.S. federal excise taxes imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of: (i) 98% of our ordinary income (taking into account certain deferrals and elections, and generally applying certain mark-to-market provisions as if our tax year ended on October 31) for the calendar year, (ii) 98.2% of our capital gains in excess of capital losses for the one-year period generally ending on October 31 of the calendar year (unless an election is made by us to use our taxable year) and (iii) any ordinary income and net capital gains for preceding years that were not distributed during such years and on which we paid no U.S. federal income tax. However we may also decide to distribute less and pay the U.S. federal excise taxes. See “Tax Matters — Taxation as a Regulated Investment Company.”

We currently intend to distribute net capital gains (i.e., net long-term capital gains in excess of net short-term capital losses), if any, at least annually out of the assets legally available for such distributions. However, we may decide in the future to retain such capital gains for investment and elect to treat such gains as deemed distributions to you. If this happens, you will be treated for U.S. federal income tax purposes as if you had received an actual distribution of the capital gains that we retain and reinvested the net after tax proceeds in us. In this situation, you would be eligible to claim a tax credit (or, in certain circumstances, a tax refund) equal to your allocable share of the tax we paid on the capital gains deemed distributed to you. We can offer no assurance that we will achieve results that will permit the payment of any cash distributions. If we issue senior securities, we may be prohibited from making distributions if doing so causes us to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings. See “Tax Matters.”
The Company has adopted a distribution reinvestment plan pursuant to which shareholders (except for residents of Alabama, Arkansas, Idaho, Kansas, Kentucky, Maine, Maryland, Massachusetts, Nebraska, New Jersey, North Carolina, Ohio, Oklahoma, Oregon, Vermont and Washington investors and clients of certain participating broker-dealers that do not permit automatic enrollment in our distribution reinvestment plan) will have their cash distributions automatically reinvested in additional shares of the same class of the Company’s same class of common stock to which the distribution relates unless they elect to receive their distributions in cash. Alabama, Arkansas, Idaho, Kansas, Kentucky, Maine, Maryland, Massachusetts, Nebraska, New Jersey, North Carolina, Ohio, Oklahoma, Oregon, Vermont and Washington investors, and clients of certain participating brokers that do not permit automatic enrollment in our distribution reinvestment plan, will automatically receive their distributions in cash unless they elect to have their cash distributions reinvested in additional shares of our common stock. Ohio residents that own Class S or Class D shares are not eligible to participate in our distribution reinvestment plan. See “Distribution Reinvestment Plan.”
Our charter provides that distributions in-kind will not be permitted, except for distributions of readily marketable securities or our securities (but only in the case of our distribution reinvestment plan), distributions of beneficial interests in a liquidating trust established for our dissolution and the liquidation of our assets in accordance with the terms of our charter, or in-kind distributions in which (i) our board of directors advises each shareholder of the risks associated with direct ownership of the property, (ii) our board of directors offers each shareholder the election of receiving such in-kind distributions, and (iii) in-kind distributions are made only to those shareholders that accept such offer.
The Board authorizes and declares monthly distribution amounts per share of common stock, payable monthly in arrears. The following table presents cash distributions per share that were declared and payable during the year ended December 31, 2022 and the three and nine months ended September 30, 2023.

Declaration Date (1)	Record Date	Payment Date	Distribution Per Share	Distribution Amount
($ in thousands, except per share amounts)				Class S	Class D	Class I
May 3, 2022	May 31, 2022	June 23, 2022	$0.04583	$—	$—	$2,449
June 24, 2022	June 30, 2022	July 26, 2022	0.05810	4	—	3,435
July 25, 2022	July 31, 2022	August 24, 2022	0.06131	70	—	4,044
August 23, 2022	August 31, 2022	September 26, 2022	0.06458	169	—	4,511
September 26, 2022	September 30, 2022	October 26, 2022	0.07112	336	—	5,424
October 21, 2022	October 31, 2022	November 26, 2022	0.07112	461	2	5,881
November 22, 2022	November 30, 2022	December 23, 2022	0.07478	620	4	6,462
December 21, 2022	December 30, 2022	January 26, 2023	0.07478	728	8	6,567
Total			$0.52162	$2,388	$14	$38,773

(1)	Distributions per share are gross of shareholder servicing fees.

Declaration Date (1)	Record Date	Payment Date	Distribution Per Share (2)	Distribution Amount (3)
($ in thousands, except per share amounts)				Class S	Class D	Class I
November 22, 2022	January 31, 2023	February 24, 2023	$0.07550	$1,010	$19	$6,766
January 25, 2023	January 31, 2023	February 24, 2023	0.07478	909	19	6,746
February 21, 2023	February 28, 2023	March 23, 2023	0.07478	1,019	27	7,110
March 22, 2023	March 31, 2023	April 26, 2023	0.07478	1,137	38	7,193
April 25, 2023	April 30, 2023	May 23, 2023	0.07478	1,296	45	7,464
May 22, 2023	May 31, 2023	June 26, 2023	0.07478	1,441	53	7,737
June 23, 2023	June 30, 2023	July 26, 2023	0.07478	1,702	83	7,916
June 23, 2023	July 31, 2023	August 22, 2023	0.07478	1,878	119	8,364
August 8, 2023	August 31, 2023	September 26, 2023	0.07478	1,999	138	8,893
August 8, 2023	September 30, 2023	October 26, 2023	0.07478	2,333	151	9,116
Total			$0.74852	$14,724	$692	$77,305

(1)
On June 23, 2023, the Company’s board of directors declared a special distribution of $0.02 per share, payable on or before November 30, 2023 to shareholders of record as of October 31, 2023. On August 8, 2023, the Company’s board of directors declared a distribution of $0.074775 per share, payable on or before November 30, 2023 to shareholders of record as of October 31, 2023.

(2)	Distributions per share are gross of shareholder servicing fees.
(3)	Distribution amounts are net of shareholder servicing fees.

2
2
6

DESCRIPTION OF OUR CAPITAL STOCK
The following description is based on relevant portions of the Maryland General Corporation Law (the “MGCL”) and on our charter and bylaws. This summary is not necessarily complete, and we refer you to the MGCL and our charter and bylaws for a more detailed description of the provisions summarized below.
General
Under the terms of our charter, our authorized capital stock consists solely of 3,000,000,000 shares of common stock, par value $0.01 per share, of which 1,000,000,000 are classified as Class S common stock, 1,000,000,000 are classified as Class D common stock and 1,000,000,000 are classified as Class I common stock. As of November 30, 2023, there were 175,633,511 shares of common stock outstanding, and no shares of preferred stock, par value $0.01 per share outstanding.
As permitted by the MGCL, our charter provides that a majority of the entire Board without any action by our shareholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue. The charter also provides that the Board may classify or reclassify any unissued shares of common stock into one or more classes or series of common stock or preferred stock by setting or changing the preferences, conversion or other rights, voting powers, restrictions, or limitations as to dividends, qualifications, or terms or conditions of redemption of the shares. There is currently no market for our common stock, and we can offer no assurances that a market for our shares will develop in the future. We do not intend for the shares offered under this prospectus to be listed on any national securities exchange. There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans. Under the MGCL, our shareholders generally are not personally liable for our debts or obligations.
None of our shares are subject to further calls or to assessments, sinking fund provisions, obligations of the company or potential liabilities associated with ownership of the security (not including investment risks).
Outstanding Securities

Title of Class	Amount Authorized	Amount Held by Company for its Account	Amount Outstanding as of November 30, 2023
Common Stock	3,000,000,000	—	175,633,511
Class S	1,000,000,000	—	38,483,003
Class D	1,000,000,000	—	2,489,183
Class I	1,000,000,000	—	134,661,325
Common Stock
Under the terms of our charter, all shares of our Class S, Class D and Class I common stock will have equal rights as to voting and, when they are issued, will be duly authorized, validly issued, fully paid and non-assessable. Dividends and distributions may be paid to the holders of our Class S, Class D and Class I common stock (which shall be done pro rata among the shareholders of shares of a specific class) at the same time and in different per share amounts on such Class S, Class D and Class I common stock, if, as and when authorized by our Board and declared by us out of funds legally available therefore. Each class of common stock shall represent an investment in the same pool of assets and shall have the same preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption as each other class of common stock except for such differences as are clearly and expressly set forth in our charter and as described in “Share Class Specifications.”

2
27

Except as may be provided by our Board in setting the terms of classified or reclassified stock, or as described in “Share Class Specifications,” shares of our common stock will have no preemptive, exchange, conversion or redemption rights and will be freely transferable, except where their transfer is restricted by federal and state securities laws or by contract and except that, in order to avoid the possibility that our assets could be treated as “plan assets,” we may require any person proposing to acquire shares of our common stock to furnish such information as may be necessary to determine whether such person is a benefit plan investor or a controlling person, restrict or prohibit transfers of shares of such stock or redeem any outstanding shares of stock for such price and on such other terms and conditions as may be determined by or at the direction of the Board.
In the event of our liquidation, dissolution or winding up, each share of each class of our common stock would be entitled to be paid, out of all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time, a liquidation payment equal to the net asset value per share of such class; provided, however, that if the available assets of the Company are insufficient to pay in full the above described liquidation payment, then such assets, or the proceeds thereof, shall be distributed among the holders of shares of each class of common stock ratably in the same proportion as the respective amounts that would be payable on such shares of each class of common stock if all amounts payable thereon were paid in full.
Subject to the rights of holders of any other class or series of stock, Class S, Class D and Class I common stock will vote together as a single class, and each share is entitled to one vote on all matters submitted to a vote of shareholders, including the election of directors. Except as may be provided by the Board in setting the terms of classified or reclassified stock, and subject to the express terms of any class or series of Preferred Stock, the holders of our common stock will possess exclusive voting power. There will be no cumulative voting in the election of directors. Cumulative voting entitles a shareholder to as many votes as equals the number of votes which such holder would be entitled to cast for the election of directors multiplied by the number of directors to be elected and allows a shareholder to cast a portion or all of the shareholder’s votes for one or more candidates for seats on the Board. Without cumulative voting, a minority shareholder may not be able to elect as many directors as the shareholder would be able to elect if cumulative voting were permitted. Subject to the special rights of the holders of any class or series of preferred stock to elect directors, each director will be elected by a majority of the votes cast with respect to such director’s election, except in the case of a “contested election” (as defined in our bylaws), in which directors will be elected by a plurality of the votes cast in the contested election of directors.
Preferred Stock
This offering does not include an offering of preferred stock. However, under the terms of our charter, our Board may authorize us to issue shares of preferred stock in one or more classes or series without shareholder approval, to the extent permitted by the 1940 Act. The Board has the power to fix the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption of each class or series of preferred stock. We do not currently anticipate issuing preferred stock in the near future. In the event we issue preferred stock, we will make any required disclosure to shareholders. We will not offer preferred stock to the Adviser or our affiliates except on the same terms as offered to all other shareholders.
Preferred stock could be issued with terms that would adversely affect the shareholders. Preferred stock could also be used as an anti-takeover device through the issuance of shares of a class or series of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control. Every issuance of preferred stock will be required to comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that: (1) immediately after issuance and before any dividend or other distribution is made with respect to common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the

2
28

holders of shares of preferred stock, if any are issued, must be entitled as a class voting separately to elect two directors at all times and to elect a majority of the directors if distributions on such preferred stock are in arrears by two full years or more. Certain matters under the 1940 Act require the affirmative vote of the holders of at least a majority of the outstanding shares of preferred stock (as determined in accordance with the 1940 Act) voting together as a separate class. For example, the vote of such holders of preferred stock would be required to approve a proposal involving a plan of reorganization adversely affecting such securities.
The issuance of any preferred stock must be approved by a majority of our independent directors not otherwise interested in the transaction, who will have access, at our expense, to our legal counsel or to independent legal counsel. Our Board has passed a resolution that no preferred stock will be issued that has voting rights that will limit or subordinate voting rights of the holders of our common stock afforded by the Omnibus Guidelines.
Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses
The MGCL permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its shareholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment and which is material to the cause of action.
Despite the above provisions of the MGCL, and in accordance with guidelines adopted by the North American Securities Administrations Association, our charter and our Investment Advisory Agreement prohibit us from indemnifying or holding harmless an officer, director, employee, controlling person and any other person or entity acting as our agent (which would include, without limitation, our Adviser and its affiliates) unless each of the following conditions are met: (1) we have determined, in good faith, that the course of conduct that caused the loss or liability was in our best interest; (2) we have determined, in good faith, that the party seeking indemnification was acting or performing services on our behalf; (3) we have determined, in good faith, that such liability or loss was not the result of (A) negligence or misconduct, in the case that the party seeking indemnification is our Adviser, any of its affiliates, or any officer of the Company, our Adviser or an affiliate of our Adviser, or (B) gross negligence or willful misconduct, in the case that the party seeking indemnification is a director (and not also an officer of the Company, our Adviser or an affiliate of our Adviser); and (4) such indemnification or agreement to hold harmless is recoverable only out of our net assets and not from our shareholders.
The MGCL requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made a party by reason of his or her service in that capacity against reasonable expenses incurred in the proceeding in which the director or officer was successful. The MGCL permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under the MGCL, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, the MGCL permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

2
29

The MGCL and Certain Charter and Bylaw Provisions; Anti-Takeover Measures
The MGCL contains, and our charter and bylaws also contain, provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with the Board. These measures may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of shareholders. We believe, however, that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the Board’s ability to negotiate such proposals may improve their terms.
Under the MGCL, a Maryland corporation generally cannot dissolve, amend its charter, merge, consolidate, convert into another form of business entity, sell all or substantially all of its assets or engage in a statutory share exchange unless declared advisable by the corporation’s board of directors and approved by the affirmative vote of shareholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. A Maryland corporation may provide in its charter for approval of these matters by a lesser or greater percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Subject to certain exceptions discussed below, the charter provides for approval of these actions by the affirmative vote of shareholders entitled to cast a majority of the votes entitled to be cast on the matter.
Notwithstanding the foregoing, amendments to our charter to make our common stock a “redeemable security” or to convert the company, whether by merger or otherwise, from a closed-end company to an open-end company must be approved by the affirmative vote of holders of our common stock entitled to cast at least two-thirds of the votes entitled to be cast on the matter, with common stock and each class or series of preferred stock that is entitled to vote on a matter voting as a separate class. In addition, as permitted by the MGCL, our charter provides that a majority of our Board, without action by our shareholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue; provided, that any such amendment may not change the preferences, conversion or other rights, voting powers, limitations as to dividends, or terms or conditions of redemption of any issued and outstanding shares.
Our charter and bylaws provide that our Board will have the exclusive power to make, alter, amend or repeal any provision of our bylaws;
 provided, however
, that certain provisions related to shareholder requested meetings may only be amended by the affirmative vote of shareholders entitled to cast a majority of all the votes entitled to be cast on the matter.
Our charter provides that upon a vote by a majority of our shareholders voting together as a single class, our shareholders may, without the necessity of any concurrence by our Adviser, direct that the Company:

•	approve or disapprove an amendment to our charter;

•	remove our Adviser and elect a new investment adviser;

•	approve or disapprove the dissolution of the Company; or

•	approve or disapprove the sale of all or substantially all of our assets when such sale is to be made other than in the ordinary course of business.
In addition, our charter provides that none of our Adviser, directors, or our Dealer-Manager may vote or consent on matters submitted to our shareholders regarding the removal of our Adviser or such director, or any transaction between us, on the one hand, and our Adviser or any of its affiliates or such director(s), on the other.
Without the approval of a majority of our shareholders voting together as a single class, our Adviser may not:

•	amend the Investment Advisory Agreement except for amendments that would not adversely affect the rights of our shareholders;

2
30

•
except as otherwise permitted under the Investment Advisory Agreement, voluntarily withdraw as our investment adviser unless such withdrawal would not affect our tax status and would not materially adversely affect our shareholders;

•	appoint a new investment adviser (other than a sub-adviser pursuant to the terms of the Investment Advisory Agreement and applicable law);

•	sell all or substantially all of our assets other than in the ordinary course of business; or

•	cause the merger or similar reorganization of the Company.
Our charter also provides that the Board will be divided into three classes, as nearly equal in size as practicable, with each class of directors serving for a staggered three-year term. Additionally, subject to the rights of holders of one or more classes or series of preferred stock to elect or remove one or more directors, directors may be removed at any time, with or without cause (as such term is defined in charter) by the affirmative vote of a majority of the votes entitled to be cast generally in the election of directors. Our charter and bylaws also provide that, except as provided otherwise by applicable law, including the 1940 Act and subject to any rights of holders of one or more classes or series of preferred stock to elect or remove one or more directors, any vacancy on the Board, except, until such time as we have three independent directors, for vacancies resulting from the removal of a director by the shareholders, and any newly created directorship resulting from an increase in the size of the Board, may only be filled by vote of the directors then in office, even if less than a quorum, or by a sole remaining director.
Pursuant to our election in Article V of our charter, subject to applicable requirements of the 1940 Act, except as may be provided by the Board in setting the terms of any class or series of preferred stock, (a) any vacancy on the Board may be filled only by a majority of the remaining directors, even if the remaining directors do not constitute a quorum and (b) any director elected to fill a vacancy shall serve for the remainder of the full term of the class in which the vacancy occurred and until a successor is elected and qualifies; provided that, under the MGCL, when the holders of any class, classes or series of stock have the exclusive power under the charter to elect certain directors, vacancies in directorships elected by such class, classes or series may be filled by a majority of the remaining directors so elected by such class, classes or series of our stock. In addition, our charter provides that, subject to any rights of holders of one or more classes or series of stock to elect or remove one or more directors, the total number of directors will be fixed from time to time exclusively pursuant to resolutions adopted by the Board.
The classification of the Board and the limitations on removal of directors described above as well as the limitations on shareholders’ right to fill vacancies and newly created directorships and to fix the size of the Board could have the effect of making it more difficult for a third party to acquire us, or of discouraging a third party from acquiring or attempting to acquire us.
The MGCL and our charter and bylaws also provide that:

•
any action required or permitted to be taken by the shareholders at an annual meeting or special meeting of shareholders may only be taken if it is properly brought before such meeting or by unanimous consent in lieu of a meeting;

•
special meetings of the shareholders may only be called by the Board, the chairman of the Board, the chief executive officer or the president, and must be called by the secretary upon the written request of shareholders who are entitled to cast not less than ten percent of all the votes entitled to be cast on such matter at such meeting; and

2
31

•	any shareholder nomination or business proposal to be properly brought before a meeting of shareholders must have been made in compliance with certain advance notice and informational requirements.
Our charter also provides that any tender offer made by any person, including any “mini-tender” offer, must comply with the provisions of Regulation 14D of the Exchange Act, including the notice and disclosure requirements. Among other things, the offeror must provide us notice of such tender offer at least ten business days before initiating the tender offer. The charter prohibits any shareholder from transferring shares of stock to a person who makes a tender offer which does not comply with such provisions unless such shareholder has first offered such shares of stock to us at the tender offer price in the non-compliant tender offer. In addition, the non-complying offeror will be responsible for all of our expenses in connection with that offeror’s noncompliance.
These provisions could delay or hinder shareholder actions which are favored by the holders of a majority of our outstanding voting securities. These provisions may also discourage another person or entity from making a tender offer for the common stock, because such person or entity, even if it acquired a majority of our outstanding voting securities, would be able to take action as a shareholder (such as electing new directors or approving a merger) only at a duly called shareholders meeting, and not by written consent. In addition, although the advance notice and information requirements in our bylaws do not give the Board any power to disapprove shareholder nominations for the election of directors or business proposals that are made in compliance with applicable advance notice procedures, they may have the effect of precluding a contest for the election of directors or the consideration of shareholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our shareholders.
Our charter prohibits the Adviser from: (i) receiving or accepting any rebate, give-ups or similar arrangement that is prohibited under applicable federal or state securities laws, (ii) participating in any reciprocal business arrangement that would circumvent provisions of applicable federal or state securities laws and the NASAA Omnibus Guidelines governing conflicts of interest or investment restrictions, or (iii) entering into any agreement, arrangement or understanding that would circumvent the restrictions against dealing with affiliates or promoters under applicable federal or state securities laws and the NASAA Omnibus Guidelines. In addition, the Adviser may not directly or indirectly pay or award any fees or commissions or other compensation to any person or entity engaged to sell our stock or give investment advice to a potential shareholder; provided, however, that the Adviser may pay a registered broker-dealer or other properly licensed agent from sales commissions for selling or distributing shares of our common stock.
Advance Notice Provisions for Shareholder Nominations and Shareholder Proposals
Our bylaws provide that, with respect to an annual meeting of shareholders, nominations of individuals for election as directors and the proposal of business to be considered by shareholders may be made only (a) pursuant to our notice of the meeting, (b) by or at the direction of the Board or (c) by a shareholder who is a shareholder of record both at the time of giving the advance notice required by our bylaws and at the time of the meeting, who is entitled to vote at the meeting in the election of each individual so nominated or on any such other business and who has complied with the advance notice procedures of our bylaws. With respect to special meetings of shareholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of individuals for election as directors at a special meeting at which directors are to be elected may be made only (a) by or at the direction of the Board or (b) provided that the special meeting has been called in accordance with our bylaws for the purpose of electing directors, by a shareholder who is a shareholder of record both at the time of giving the advance notice required by our bylaws and at the time of the meeting, who is entitled to vote at the meeting in the election of each individual so nominated and who has complied with the advance notice provisions of our bylaws.

2
32

The purpose of requiring shareholders to give us advance notice of nominations and other business is to afford the board of directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by the Board, to inform shareholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of shareholders. Although our bylaws do not give the Board any power to disapprove shareholder nominations for the election of directors or proposals recommending certain action, the advance notice and information requirements may have the effect of precluding election contests or the consideration of shareholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our shareholders.
No Appraisal Rights
For certain extraordinary transactions and amendments to our charter, the MGCL provides the right to dissenting shareholders to demand and receive the fair value of their shares, subject to certain procedures and requirements set forth in the statute. Those rights are commonly referred to as appraisal rights. As permitted by the MGCL, our charter provides that shareholders will not be entitled to exercise appraisal rights unless the board of directors determines that appraisal rights apply, with respect to all or any classes or series of stock, to one or more transactions occurring after the date of such determination in connection with which shareholders would otherwise be entitled to exercise appraisal rights.
Access to Records
Any shareholder will be permitted access to all of our records to which they are entitled under applicable law at all reasonable times and may inspect and copy any of them for a reasonable copying charge. Inspection of our records by the office or agency administering the securities laws of a jurisdiction will be provided upon reasonable notice and during normal business hours. An alphabetical list of the names, addresses and telephone numbers of our shareholders, along with the number of shares of our common stock held by each of them, will be maintained as part of our books and records and will be available for inspection by any shareholder or the shareholder’s designated agent at our office. The shareholder list will be updated at least quarterly to reflect changes in the information contained therein. A copy of the list will be mailed to any shareholder who requests the list within ten days of the request. A shareholder may request a copy of the shareholder list for any reason, including, without limitation, in connection with matters relating to voting rights and the exercise of shareholder rights under federal proxy laws. A shareholder requesting a list will be required to pay reasonable costs of postage and duplication.
Under the MGCL, our shareholders are entitled to inspect and copy, upon written request during usual business hours, the following corporate documents: (i) our charter, (ii) our bylaws, (iii) minutes of the proceedings of our shareholders, (iv) annual statements of affairs, and (v) any voting trust agreements. A shareholder may also request access to any other corporate records, which may be evaluated solely in the discretion of our Board.
In addition to the foregoing, shareholders have rights under Rule 14a-7 under the Exchange Act, which provides that, upon the request of investors and the payment of the expenses of the distribution, we are generally required to distribute specific materials to shareholders in the context of the solicitation of proxies for voting on matters presented to shareholders or, at our option, provide requesting shareholders with a copy of the list of shareholders so that the requesting shareholders may make the distribution of proxies themselves. A shareholder may also request access to any other corporate records. If a proper request for the shareholder list or any other corporate records is not honored, then the requesting shareholder will be entitled to recover certain costs incurred in compelling the production of the list or other requested corporate records as well as actual damages suffered by reason of the refusal or failure to produce the list. However, a shareholder will not have the right to, and we

2
33

may require a requesting shareholder to represent that it will not, secure the shareholder list or other information for the purpose of selling or using the list for a commercial purpose not related to the requesting shareholder’s interest in our affairs. We may also require that such shareholder sign a confidentiality agreement in connection with the request.
Control Share Acquisitions
Certain provisions of the MGCL provide that a holder of control shares of a Maryland corporation acquired in a control share acquisition has no voting rights with respect to the control shares except to the extent approved by the affirmative vote of two-thirds of the votes entitled to be cast on the matter, which is referred to as the Control Share Acquisition Act (the “Controlled Share Acquisition Act”). Shares owned by the acquiror, by officers or by employees who are directors of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third;

•	one-third or more but less than a majority; or

•	a majority or more of all voting power.
The requisite shareholder approval must be obtained each time an acquirer crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained shareholder approval or shares acquired directly from the corporation. A control share acquisition means the acquisition of issued and outstanding control shares, subject to certain exceptions.
A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of shareholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any shareholders meeting.
If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may redeem for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to redeem control shares is subject to certain conditions and limitations. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquirer or if a meeting of shareholders is held at which the voting rights of the shares are considered and not approved, as of the date of such meeting. If voting rights for control shares are approved at a shareholder meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other shareholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition.
The Control Share Acquisition Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation. Our bylaws contain a provision exempting from the Control Share Acquisition Act any and all acquisitions by any person of shares of stock. The SEC staff previously took the position that, if a BDC failed to opt-out of the Control Share Acquisition Act, its actions would be inconsistent with Section 18(i) of the 1940 Act. However, the SEC recently withdrew its previous position, and stated that is

2
34

would not recommend enforcement action against a closed-end fund, including a BDC, that that opts in to being subject to the Control Share Acquisition Act if the closed-end fund acts with reasonable care on a basis consistent with other applicable duties and laws and the duty to the company and its shareholders generally. As such, we may amend our bylaws to be subject to the Control Share Acquisition Act, but will do so only if the board of directors determines that it would be in our best interests and if such amendment can be accomplished in compliance with applicable laws, regulations and SEC guidance.
Business Combinations
Under the MGCL, “business combinations” between a Maryland corporation and an interested shareholder or an affiliate of an interested shareholder are prohibited for five years after the most recent date on which the interested shareholder becomes an interested shareholder. These business combinations include a merger, consolidation, statutory share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested shareholder is defined as:

•	any person who beneficially owns 10% or more of the voting power of the corporation’s stock; or

•
an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested shareholder under this statute if the corporation’s board of directors approves in advance the transaction by which he or she otherwise would have become an interested shareholder. However, in approving a transaction, the board may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.
After the five-year prohibition, any such business combination generally must be recommended by the corporation’s board of directors and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•
two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested shareholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested shareholder.

These super-majority vote requirements do not apply if holders of the corporation’s common stock receive a minimum price, as defined under the MGCL, for their shares in the form of cash or other consideration in the same form as previously paid by the interested shareholder for its shares. The statute provides various exemptions from its provisions, including for business combinations that are exempted by the corporation’s board of directors before the time that the interested shareholder becomes an interested shareholder. The Board has adopted a resolution exempting from the requirements of the statute any business combination between us and any other person, provided that such business combination is first approved by the Board (including a majority of the directors who are not “interested persons” within the meaning of the 1940 Act). This resolution, however, may be altered or repealed in whole or in part at any time. If this resolution is repealed, or our Board does not otherwise approve a business combination, the statute may discourage others from trying to acquire control and increase the difficulty of consummating any offer.
Restrictions on Roll-Up Transactions
In connection with a proposed “roll-up transaction,” which, in general terms, is any transaction involving the acquisition, merger, conversion or consolidation, directly or indirectly, of us and the issuance of securities of an entity that would be created or would survive after the successful completion of the roll-up transaction, we will obtain an appraisal of all of its properties from an independent expert. In order to qualify as an independent

2
35

expert for this purpose, the person or entity must have no material current or prior business or personal relationship with us and must be engaged to a substantial extent in the business of rendering opinions regarding the value of assets of the type held by us, who is qualified to perform such work. Our assets will be appraised on a consistent basis, and the appraisal will be based on the evaluation of all relevant information and will indicate the value of our assets as of a date immediately prior to the announcement of the proposed roll-up transaction. The appraisal will assume an orderly liquidation of our assets over a 12-month period. The terms of the engagement of such independent expert will clearly state that the engagement is for our benefit and the benefit of our shareholders. We will include a summary of the appraisal, indicating all material assumptions underlying the appraisal, in a report to the shareholders in connection with the proposed roll-up transaction. If the appraisal will be included in a prospectus used to offer the securities of the roll-up entity, the appraisal will be filed with the SEC and the states as an exhibit to the registration statement for the offering.
In connection with a proposed roll-up transaction, the person sponsoring the roll-up transaction must offer to the shareholders who vote against the proposal a choice of:

•	accepting the securities of the entity that would be created or would survive after the successful completion of the roll-up transaction offered in the proposed roll-up transaction; or

•	one of the following:

•	remaining as shareholders and preserving their interests in us on the same terms and conditions as existed previously; or

•	receiving cash in an amount equal to their pro rata share of the appraised value of the net assets of the class of shares that they hold.
We are prohibited from participating in any proposed roll-up transaction:

•
which would result in shareholders having voting rights in the entity that would be created or would survive after the successful completion of the roll-up transaction that are less than those provided in the charter, including rights with respect to the election and removal of directors, annual and special meetings, amendments to the charter and our dissolution;

•
which includes provisions that would operate as a material impediment to, or frustration of, the accumulation of shares of our common stock by any purchaser of the securities of the entity that would be created or would survive after the successful completion of the roll-up transaction, except to the minimum extent necessary to preserve the tax status of such entity, or which would limit the ability of an investor to exercise the voting rights of its securities of the entity that would be created or would survive after the successful completion of the roll-up transaction on the basis of the number of shares held by that investor;

•
in which shareholders’ rights to access to records of the entity that would be created or would survive after the successful completion of the roll-up transaction will be less than those provided in the charter; or

•	in which we would bear any of the costs of the roll-up transaction if the shareholders reject the roll-up transaction.
Reports to Shareholders
Within 60 days after each fiscal quarter, we will distribute our quarterly report on Form 10-Q to all shareholders of record. In addition, we will distribute our annual report on Form 10-K to all shareholders within 120 days after the end of each calendar year, which must contain, among other things, a breakdown of the expenses reimbursed by us to our Adviser. These reports will also be available on our website at
http://www.otic.com
and on the SEC’s website at
www.sec.gov.

2
36

Subject to availability, you may authorize us to provide prospectuses, prospectus supplements, annual reports and other information, or documents, electronically by so indicating on your subscription agreement, or by sending us instructions in writing in a form acceptable to us to receive such documents electronically. Unless you elect in writing to receive documents electronically, all documents will be provided in paper form by mail.
You must have internet access to use electronic delivery. While we impose no additional charge for this service, there may be potential costs associated with electronic delivery, such as online charges. Documents will be available on our website. You may access and print all documents provided through this service. As documents become available, we will notify you of this by sending you an e-mail message that will include instructions on how to retrieve the document. If our e-mail notification is returned to us as “undeliverable,” we will contact you to obtain your updated e-mail address. If we are unable to obtain a valid e-mail address for you, we will resume sending a paper copy by regular U.S. mail to your address of record. You may revoke your consent for electronic delivery at any time and we will resume sending you a paper copy of all required documents. However, in order for us to be properly notified, your revocation must be given to us a reasonable time before electronic delivery has commenced. We will provide you with paper copies at any time upon request. Such request will not constitute revocation of your consent to receive required documents electronically.
Conflict with the 1940 Act
Our bylaws provide that, if and to the extent that any provision of the MGCL, including the Control Share Acquisition Act (if we amend our bylaws to be subject to such Act) and the Business Combination Act or any provision of our charter or our bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.
Determinations by Our Board of Directors
Our charter contains a provision that codifies the authority of our board of directors to manage our business and affairs. This provision enumerates certain matters and states that the determination as to any such enumerated matters made by or pursuant to the direction of our board of directors (consistent with our charter) is final and conclusive and binding upon us and our stockholders. This provision does not alter the duties our board of directors owes to us or our stockholders pursuant to our charter and under Maryland law. Further, it would not restrict the ability of a stockholder to challenge an action by our board of directors which was taken in a manner that is inconsistent with our charter or the board of directors’ duties under Maryland law or which did not comply with the requirements of the provision.

2
37

SHARE CLASS SPECIFICATIONS
This prospectus relates to the offering of three classes of common stock: Class S, Class D and Class I common stock. OCA, an affiliate of the Adviser, has received an order that permits us to offer multiple classes of shares of common stock and to impose varying sales loads, asset-based service and/or distribution fees and early withdrawal fees. We may offer additional classes of our common stock in the future.
Class S Shares
Class S shares generally are available through brokerage and transaction-based accounts.
Our Class S shares are not subject to an Upfront Sales Load. However, if Class S shares are purchased from certain financial intermediaries, those financial intermediaries may directly charge subscribers transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided
that the selling agents limit such charges to 3.50% of the net offering price per share of each such Class S share.
Pursuant to a distribution plan adopted by us in compliance with Rules 12b-1 and 17d-3 under the 1940 Act, as if those rules applied to us, we pay the Dealer Manager an ongoing servicing fee with respect to our outstanding Class S shares equal to 0.85% per annum of the aggregate net asset value of our outstanding Class S shares, including any Class S shares sold pursuant to our distribution reinvestment plan. The ongoing servicing fees are intended to compensate the Dealer Manager and participating broker-dealers for certain services performed for shareholders, and are paid monthly in arrears. See “Plan of Distribution — Compensation Paid to the Dealer Manager and Participating Broker-Dealers —
 Ongoing Servicing Fees — Class S and Class D Shares
.” The Dealer Manager reallows (pays) all or a portion of the ongoing servicing fees to participating broker-dealers and servicing broker-dealers for ongoing services performed by such broker-dealers, and will waive ongoing servicing fees to the extent a broker-dealer is not eligible to receive it for failure to provide such services.
No Upfront Sales Load is payable in respect of any Class S shares sold pursuant to our distribution reinvestment plan.
Consistent with the exemptive relief allowing us to offer multiple classes of shares, at the end of the month in which the Dealer Manager in conjunction with the transfer agent determines that total upfront selling commissions and ongoing servicing fees paid with respect to any single Class S share held in a shareholder’s account would exceed the Sales Charge Cap, we will cease paying the ongoing servicing fees on either (i) each Class S share that would exceed such limit or (ii) all Class S shares in such shareholder’s account. We may modify this requirement in a manner consistent with the applicable exemptive relief. At the end of such month, the Class S shares in such shareholder’s account will convert into a number of Class I shares (including any fractional shares) with an equivalent aggregate net asset value as such Class S shares.
Although we cannot predict the length of time over which the ongoing servicing fee will be paid due to potential changes in the net asset value of our shares, this fee would be paid with respect to a Class S share over approximately 11.8 years from the date of purchase, assuming a subscriber pays no Upfront Sales Load to its financial intermediary, opting out of the distribution reinvestment plan and a constant net asset value of $10.00 per share. Under these assumptions, if a shareholder holds his or her shares for this time period, this fee with respect to a Class S share would total approximately $1.00.
Class D Shares
Class D shares are generally available for purchase in this offering only (1) through fee-based programs, also known as wrap accounts, that provide access to Class D shares, (2) through participating broker-dealers that

2
38

have alternative fee arrangements with their clients to provide access to Class D shares, (3) through certain registered investment advisers, (4) through bank trust departments or any other organization or person authorized to act in a fiduciary capacity for its clients or customers or (5) other categories of investors that we name in an amendment or supplement to this prospectus.
Our Class D shares are not subject to an Upfront Sales Load. However, if Class D shares are purchased from certain financial intermediaries, those financial intermediaries may directly charge subscribers transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided
that the selling agents limit such charges to 1.50% of the net offering price per share of each such Class D share.
Pursuant to a distribution plan adopted by us in compliance with Rules 12b-1 and 17d-3 under the 1940 Act, as if those rules applied to us, we pay the Dealer Manager an ongoing servicing fee with respect to our outstanding Class D shares equal to 0.25% per annum of the aggregate net asset value of all our outstanding Class D shares, including any Class D shares issued pursuant to our distribution reinvestment plan. The ongoing servicing fees are intended to compensate the Dealer Manager and participating broker-dealers for certain services performed for shareholders, and are paid monthly in arrears. See “Plan of Distribution — Compensation Paid to the Dealer Manager and Participating Broker-Dealers —
 Ongoing Servicing Fees — Class S and Class D Shares
.” The Dealer Manager reallows (pays) all or a portion of the ongoing servicing fees to participating broker-dealers and servicing broker-dealers for ongoing services performed by such broker-dealers, and will waive ongoing servicing fees to the extent a broker-dealer is not eligible to receive it for failure to provide such services.
Consistent with the exemptive relief allowing us to offer multiple classes of shares, at the end of the month in which the Dealer Manager in conjunction with the transfer agent determines that total upfront selling commissions and ongoing servicing fees paid with respect to any single Class D share held in a shareholder’s account would exceed the Sales Charge Cap, we will cease paying the ongoing servicing fees on either (i) each Class D share that would exceed such limit or (ii) all Class D shares in such shareholder’s account. We may modify this requirement in a manner consistent with the applicable exemptive relief. At the end of such month, the Class D shares in such shareholder’s account will convert into a number of Class I shares (including any fractional shares) with an equivalent aggregate net asset value as such Class D shares.
Although we cannot predict the length of time over which the ongoing servicing fee will be paid due to potential changes in the net asset value of our shares, this fee would be paid with respect to a Class D share over approximately 40.0 years from the date of purchase, assuming a subscriber pays no Upfront Sales Load to its financial intermediary, and assuming opting out of the distribution reinvestment plan and a constant net asset value of $10.00 per share. Under these assumptions, if a shareholder holds his or her shares for this time period, this fee with respect to a Class D share would total approximately $1.00.
Class I Shares
Class I shares are generally available for purchase in this offering only (1) through fee-based programs, also known as wrap accounts, that provide access to Class I shares, (2) by endowments, foundations, pension funds and other institutional investors, (3) through participating broker-dealers that have alternative fee arrangements with their clients to provide access to Class I shares, (4) by our executive officers and directors and their immediate family members, as well as officers and employees of our Adviser, Blue Owl or other affiliates and their immediate family members, and, if approved by our board of directors, joint venture partners, consultants and other service providers or (5) other categories of investors that we name in an amendment or supplement to this prospectus. We may also offer Class I shares to certain feeder vehicles primarily created to hold our Class I shares, which in turn offer interests in themselves to investors; we expect to conduct such offerings pursuant to exceptions to registration under the Securities Act and not as a part of this offering. Such feeder vehicles may have additional costs and expenses, which would be disclosed in connection with the offering of their interests.

2
39

We may also offer Class I shares to other investment vehicles. The Adviser and its affiliates will be expected to hold their Class I shares purchased as shareholders for investment and not with a view towards distribution.
No Upfront Sales Load or ongoing servicing fees are paid for sales of any Class I shares.
Other Terms of Common Stock
If not already converted into Class I shares, upon a determination that the total Upfront Sales Load imposed by financial intermediaries, if any, and ongoing servicing fees paid with respect to such shares would exceed the applicable Sales Charge Cap as described in the “— Class S Shares” and “— Class D Shares” sections above, each Class S share and Class D share held in a shareholder’s account will automatically and without any action on the part of the holder thereof convert into a number of Class I shares (including any fractional shares) with an equivalent net asset value as such share on the earliest of (i) a liquidity event or (ii) after termination of the offering in which such Class S shares and Class D shares were sold, at the end of the month in which we, with the assistance of the Dealer Manager, determine that all underwriting compensation from all sources in connection with the offering, including the Upfront Sales Load imposed by financial intermediaries, if any, the ongoing servicing fee and other underwriting compensation, is equal to 10% of the gross proceeds of the offering. In addition, immediately before any liquidation, dissolution or winding up, each Class S share and Class D share will automatically convert into a number of Class I shares (including any fractional shares) with an equivalent net asset value as such share.

2
40

DETERMINATION OF NET ASSET VALUE
Determination of Net Asset Value
The net asset value of a class of shares depends on the number of shares of the applicable class outstanding at the time the net asset value of the applicable share class is determined and the amount of ongoing servicing fees imposed on such class. As such, the net asset value of each class of shares may vary among classes of shares and if we sell different amounts of shares per class. The net asset value per share of a class of our outstanding shares of common stock is determined at least quarterly by dividing the value of total assets minus liabilities by the total number of shares of common stock outstanding at the date as of which the determination is made.
Rule 2a-5 under the 1940 Act was recently adopted by the SEC and establishes requirements for determining fair value in good faith for purposes of the 1940 Act. We complied with the mandatory provisions of Rule 2a-5 by the September 2022 compliance date. Additionally, commencing with the fourth quarter of 2022, pursuant to Rule 2a-5, the board of directors designated the Adviser as our valuation designee to perform fair value determinations relating to the value of assets we hold for which market quotations are not readily available.
Investments for which market quotations are readily available are typically valued at the average bid price of those market quotations. To validate market quotations, we utilize a number of factors to determine if the quotations are representative of fair value, including the source and number of the quotations. Debt and equity securities that are not publicly traded or whose market prices are not readily available, the case for substantially all of our investments, are valued at fair value as determined in good faith by our Adviser, as the valuation designee, based on, among other things, independent third-party valuation firm(s) engaged at the direction of our Adviser.
As part of the valuation process, the Adviser, as the valuation designee takes into account relevant factors in determining the fair value of our investments, including: the estimated enterprise value of a portfolio company (
i.e.
, the total fair value of the portfolio company’s debt and equity), the nature and realizable value of any collateral, the portfolio company’s ability to make payments based on its earnings and cash flow, the markets in which the portfolio company does business, a comparison of the portfolio company’s securities to any similar publicly traded securities, and overall changes in the interest rate environment and the credit markets that may affect the price at which similar investments may be made in the future. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, the Adviser considers whether the pricing indicated by the external event corroborates its valuation.
Our Adviser, as the valuation designee undertakes a multi-step valuation process, which includes, among other procedures, the following:

•	With respect to investments for which market quotations are readily available, those investments will typically be valued at the average bid price of those market quotations;

•
With respect to investments for which market quotations are not readily available, the valuation process begins with the independent valuation firm(s) providing a preliminary valuation of each investment to the Adviser’s valuation committee;

•	Preliminary valuation conclusions are documented and discussed with the Adviser’s valuation committee;

•	Our Adviser, as the valuation designee, reviews the recommended valuations and determines the fair value of each investment;

•
Each quarter, our Adviser, as the valuation designee, provides the Audit Committee a summary or description of material fair value matters that occurred in the prior quarter and on an annual basis, our Adviser, as the valuation designee, will provide the Audit Committee with a written assessment of the adequacy and effectiveness of its fair value process; and

2
41

•	The Audit Committee oversee the valuation designee and will report to the Board on any valuation matters requiring the Board’s attention.
The Adviser conducts this valuation process on a quarterly basis, beginning with valuations for the quarter ended December 31, 2022. Prior to the quarter ended December 31, 2022, our Board conducted a similar quarterly valuation process.
We apply Financial Accounting Standards Board Accounting Standards Codification 820, Fair Value Measurements (“ASC 820”), as amended, which establishes a framework for measuring fair value in accordance with U.S. GAAP and required disclosures of fair value measurements. ASC 820 determines fair value to be the price that would be received for an investment in a current sale, which assumes an orderly transaction between market participants on the measurement date. Market participants are defined as buyers and sellers in the principal or most advantageous market (which may be a hypothetical market) that are independent, knowledgeable, and willing and able to transact. In accordance with ASC 820, we consider its principal market to be the market that has the greatest volume and level of activity. ASC 820 specifies a fair value hierarchy that prioritizes and ranks the level of observability of inputs used in determination of fair value. In accordance with ASC 820 levels, are summarized below:

•	Level 1 — Valuations based on quoted prices in active markets for identical assets or liabilities that we have the ability to access.

•	Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

•	Level 3 — Valuations based on inputs that are unobservable and significant to the overall fair value measurement.
Transfers between levels, if any, are recognized at the beginning of the period in which the transfer occurred. In addition to using the above inputs in investment valuations, we apply the valuation policy approved by our Board that is consistent with ASC 820. Consistent with the valuation policy, the Adviser, as the valuation designee, evaluates the source of the inputs, including any markets in which our investments are trading (or any markets in which securities with similar attributes are trading), in determining fair value. When an investment is valued based on prices provided by reputable dealers or pricing services (that is, broker quotes), the Adviser, as the valuation designee, subjects those prices to various criteria in making the determination as to whether a particular investment would qualify for treatment as a Level 2 or Level 3 investment. For example, we, or the independent valuation firm(s), review pricing support provided by dealers or pricing services in order to determine if observable market information is being used, versus unobservable inputs.
Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may fluctuate from period to period. Additionally, the fair value of such investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that may ultimately be realized. Further, such investments are generally less liquid than publicly traded securities and may be subject to contractual and other restrictions on resale. If we were required to liquidate a portfolio investment in a forced or liquidation sale, we could realize amounts that are different from the amounts presented and such differences could be material.
In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected herein.

Value Determinations in Connection with this Continuous Offering
Class S, Class D and Class I shares were being offered at prices per share of $10.21, $10.21, and $10.21, respectively, as of November 1, 2023. We intend to sell our shares at a net offering price that we believe reflects the net asset value per share as determined in accordance with the Company’s share pricing policy. We may offer shares of additional classes of our common stock on a continuous basis in the future. The initial minimum permitted purchase is $25,000 of our Class S and Class D shares, and $1 million of our Class I shares unless waived by the Dealer Manager. We intend to file post-effective amendments to the registration statement of which this prospectus is a part, which will be subject to SEC review, to allow us to continue this continuous public offering.
We intend to sell our shares at a net offering prices that we believe reflect the net asset value per share of the relevant class of shares as determined in accordance with the Company’s share pricing policy. Therefore, persons who subscribe for shares of our common stock in this offering must submit subscriptions for a certain dollar amount, rather than a number of shares of common stock and, as a result, may receive fractional shares of our common stock. See “Risk Factors —
 Investors will not know the purchase price per share at the time they submit their subscription agreements and could receive fewer shares of our common stock than anticipated if our board of directors determines to increase the offering price to a price that we believe reflects the net asset value per share of the Class S, Class D and Class I shares in accordance with our share pricing policy
.” We intend to report our net asset value per share as of the last day of each month on our website within 20 business days of the last day of each month.
In connection with each monthly closing on the sale of shares of our common stock offered pursuant to this prospectus on a continuous basis, we expect that our Board will delegate to one or more of its directors the authority to conduct such closings so long as there is no change to our public offering price or to establish a new net offering price that we believe reflects the net asset value per share as determined in accordance with the Company’s share pricing policy. We will modify our public offering price to the extent necessary to comply with the requirements of the 1940 Act, including the requirement that we not sell our shares at a net offering price below our net asset value per share unless we obtain the requisite approval from our shareholders.
The following factors, among others, will be considered when making the determination that shares of our Class S, Class D or Class I common stock are not sold at a prices per share that are below the then-current net asset value per share of such class:

•	the net asset value per share of each class of our common stock as disclosed in our most recent periodic report filed with the SEC;

•
our management’s assessment of whether any material change in net asset value per share has occurred (including through any realization of net gains from the sale of a portfolio investment), or any material change in the fair value of portfolio investments has occurred, in each case, from the period beginning on the date of the most recently disclosed net asset value per share to the period ending as of the last day of the prior month; and

•
the magnitude of the difference between (i) the values that our Board or an authorized committee thereof has determined reflects the current (as of the last day of the prior month) net asset value per share of each class of our common stock, which is based upon the net asset value per share of each class of our common stock disclosed in the most recent periodic report that we filed with the SEC, as adjusted to reflect our management’s assessment of any material change in the net asset value per share of each class of our common stock since the date of the most recently disclosed net asset value per share of each class of our common stock, and (ii) the offering price per share of each class of our common stock at the date of the monthly subscription closing.

Moreover, to the extent that there is more than a remote possibility that we may: (i) issue shares of our common stock at a price which is below the then current net asset value of our common stock on the date of sale or (ii) trigger the undertaking provided herein to suspend the offering of shares of our common stock pursuant to this prospectus if the net asset value fluctuates by certain amounts in certain circumstances until this prospectus is amended, the Board or a committee thereof will elect, in the case of clause (i) above, either to postpone the monthly closing until such time that there is no longer the possibility of the occurrence of such event or to undertake to determine net asset value within two days prior to any such sale to ensure that such sale will not be made at a price which is below our then current net asset value, and, in the case of clause (ii) above, to comply with such undertaking or to undertake to determine net asset value to ensure that such undertaking has not been triggered.
These processes and procedures are part of our compliance program. Records will be made contemporaneously with all determinations described in this section and these records will be maintained with other records we are required to maintain under the 1940 Act. Promptly following any adjustment to the offering price per share of our common stock offered pursuant to this prospectus, we intend to update this prospectus by filing a prospectus supplement with the SEC. We also intend to make updated information available via our website:
http://www.otic.com.
We will report our net asset value per share as of the last day of each month on our website within 20 business days of the last day of each month.

SUBSCRIPTION PROCESS
Subscription Process
To purchase shares in this offering, you must complete and sign a subscription agreement, like the one contained in this prospectus as Appendix A. You should make your payment to “UMB Bank, N.A., as escrow agent for Blue Owl Technology Income Corp.” After you have satisfied the applicable minimum purchase requirement, additional purchases must be for a minimum of $500, except for purchases made pursuant to our distribution reinvestment plan. Pending acceptance of your subscription, proceeds will be deposited into an account for your benefit. You should exercise care to ensure that the applicable subscription agreement is filled out correctly and completely. By executing the subscription agreement, you will attest that you meet the minimum income and net worth standards described in this prospectus. Subscriptions will be effective only upon our acceptance, and we reserve the right to reject any subscription in whole or in part. We may not accept a subscription for shares until at least five business days after the date you receive the final prospectus. Our Dealer Manager and/or the broker-dealers participating in this offering will promptly submit a subscriber’s payment for deposit in an escrow account by noon of the next business day following receipt of the subscriber’s subscription documents and payment. In certain circumstances where the suitability review procedures are more lengthy than customary, a subscriber’s payment will be promptly deposited into an escrow account after the completion of such suitability review procedures. The proceeds from your subscription will be deposited in a segregated escrow account and will be held in trust for your benefit, pending our acceptance of your subscription. Within 30 business days of our receipt of each completed subscription agreement, we will accept or reject the subscription. We expect to close on subscriptions that are received and accepted by us on a monthly basis. If we accept the subscription, we will send a confirmation within twenty business days. If for any reason we reject the subscription, we will promptly return the payment and the subscription agreement, without interest or deduction, within ten business days after rejecting it. Subscribers are not committed to purchase shares at the time their subscription orders are submitted and any subscription may be canceled at any time before the time it has been accepted. You may withdraw your purchase request through your financial intermediary or directly by sending an email to
servicedesk@blueowl.com
. While a shareholder will not know our net asset value on the effective date of the share purchase, our net asset value applicable to a purchase of shares generally will be available within 20 business days after the effective date of the share purchase; at that time, the number of shares based on that net asset value and each shareholder’s purchase will be determined and shares are credited to the shareholder’s account as of the effective date of the share purchase.
Minimum Purchase Requirements
Generally, you must initially invest at least $25,000 in Class S or Class D shares, and $1 million in Class I shares to be eligible to participate in this offering, except for certain investors unless waived by the Dealer Manager. See “Suitability Standards.” In order to satisfy this minimum purchase requirement, unless otherwise prohibited by state law, a husband and wife may jointly contribute funds from their separate IRAs, provided that each such contribution is made in increments of $500. You should note that an investment in our shares will not, in itself, create a retirement plan and that, in order to create a retirement plan, you must comply with all applicable provisions of the Code. If you have previously acquired shares, any additional purchase must be for a minimum of $500 in Class S or Class D shares, and $500 in Class I shares. The investment minimum for subsequent purchases does not apply to shares purchased pursuant to our distribution reinvestment plan.

PLAN OF DISTRIBUTION
General
We are offering a maximum aggregate offering amount of $5 billion in any combination of shares of our Class S, Class D and Class I shares of common stock on a continuous basis at a public offering price equal to the then-current public offering price of the relevant class.
We are offering to the public three classes of shares of our common stock: Class S shares, Class D shares and Class I shares. We are offering to sell any combination of share classes with a dollar value up to the maximum offering amount. All investors must meet the suitability standards discussed in the section of this prospectus entitled “Suitability Standards.” The share classes have a different ongoing servicing fees.
As of November 1, 2023, the Company has raised total gross proceeds of approximately $1,831.9 million relating to the issuance of shares of Class S, Class D and Class I common stock (the “
Shares
”). As of November 1, 2023, the Company has issued approximately 37,704,808 shares of its Class S common stock, 2,465,413 shares of its Class D common stock and approximately 16,676,431 shares of its Class I common stock in its public offering, and has raised total gross proceeds of approximately $383.1 million, approximately $25.0 million and approximately $167.8 million, respectively, including seed capital of $1,000 contributed by Blue Owl Technology Credit Advisors LLC (f/k/a Owl Rock Technology Advisors LLC), an affiliate of the Adviser, in September 2021 and approximately $50.0 million in gross proceeds raised from entities affiliated with the Adviser. In addition, the Company has issued approximately 124,908,654 shares of its Class I common stock in the Private Offering and raised gross proceeds of approximately $1,255.9 million.
Class S shares are available through brokerage and transactional-based accounts. Class D shares are generally available for purchase in this offering only (1) through fee-based programs, also known as wrap accounts, that provide access to Class D shares, (2) through participating broker-dealers that have alternative fee arrangements with their clients to provide access to Class D shares, (3) through transaction brokerage platforms of participating broker-dealers, (4) through certain registered investment advisers, (5) through bank trust departments or any other organization or person authorized to act in a fiduciary capacity for its clients or customers or (6) other categories of investors that we name in an amendment or supplement to this prospectus. Class I shares are generally available for purchase in this offering only (1) through fee-based programs, also known as wrap accounts, that provide access to Class I shares, (2) by endowments, foundations, pension funds and other institutional investors, (3) through participating broker-dealers that have alternative fee arrangements with their clients to provide access to Class I shares, (4) through certain registered investment advisers, (5) by our executive officers and directors and their immediate family members, as well as officers and employees of our Adviser, Blue Owl or other affiliates and their immediate family members, and, if approved by our Board, joint venture partners, consultants and other service providers or (6) other categories of investors that we name in an amendment or supplement to this prospectus. In certain cases, and subject to the Dealer Manager’s approval, the shares of holders of Class S or Class D shares may be converted or exchanged into an equivalent net asset value amount of Class I shares, including in situations where a shareholder exits a relationship with a participating broker-dealer for this offering and does not enter into a new relationship with a participating broker-dealer for this offering. Exchanges or conversions, including those made at the option of shareholders, may require such shareholders to meet the eligibility requirements of the Class into which the shareholder seeks to exchange.
The minimum initial investments for Class S and Class D shares is $25,000, and $1 million for Class I shares, unless waived by the Dealer Manager. If you are eligible to purchase all three classes of shares, you should consider, among other things, the amount of your investment, the length of time you intend to hold the shares and the Upfront Sales Load payable to financial intermediaries, if any, and ongoing servicing fees attributable to the Class S or Class D shares. Before making your investment decision, please consult with your investment adviser regarding your account type and the classes of common stock you may be eligible to purchase. Neither the Dealer Manager nor its affiliates will directly or indirectly compensate any person engaged as an investment adviser or bank trust department by a potential investor as an inducement for such investment adviser or bank trust department to advise favorably for an investment in us.

The number of shares we have registered pursuant to the registration statement of which this prospectus forms a part is the number that we reasonably expect to be offered and sold within two years from the initial effective date of the registration statement. Under applicable SEC rules, we may extend this offering one additional year if all of the shares we have registered are not yet sold within two years. With the filing of a registration statement for a subsequent offering, we may also be able to extend this offering beyond three years until the follow-on registration statement is declared effective. Pursuant to this prospectus, we are offering to the public all of the shares that we have registered. Although we have registered a fixed dollar amount of our shares, we intend effectively to conduct a continuous offering of an unlimited number of shares of our common stock over an unlimited time period by filing a new registration statement prior to the end of the three-year period described in Rule 415. In certain states, the registration of our offering may continue for only one year following the initial clearance by applicable state authorities, after which we will renew the offering period for additional one-year periods (or longer, if permitted by the laws of each particular state).
We reserve the right to terminate this offering at any time and to extend our offering term to the extent permissible under applicable law. We may offer additional classes of our common stock in the future, with each class having a different Upfront Sales Load and expense structure.
Our Class S shares and Class D shares are not subject to an Upfront Sales Load. However, if Class S shares and/or Class D shares are purchased from certain financial intermediaries, those financial intermediaries may directly charge subscribers transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided
that the selling agents limit such charges to 3.50% and 1.50% of the net offering price per share of each such Class S share and Class D share, respectively. No Upfront Sales Load will be paid in connection with purchases of the Class I shares or shares pursuant to our distribution reinvestment plan.
Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive up to 1.50% of gross offering proceeds raised in the continuous public offering until all organization and offering costs paid by our Adviser or its affiliates have been recovered. The offering expenses consist of costs incurred by the Adviser and its affiliates on the Company’s behalf for legal, accounting, printing and other offering expenses, including costs associated with technology integration between the Company’s systems and those of our participating broker-dealers, permissible due diligence reimbursements, marketing expenses, salaries and direct expenses of the Adviser’s employees, employees of its affiliates and others while engaged in registering and marketing our shares, which will include development of marketing materials and marketing presentations and training and educational meetings and generally coordinating the marketing process for the Company. Any such reimbursements will not exceed actual expenses incurred by our Adviser and its affiliates. The Adviser is responsible for the payment of our organization and offering expenses to the extent that these expenses exceed 1.50% of the aggregate gross offering proceeds, or $75 million based on the current proposed maximum offering price of $5 billion, without recourse against or reimbursement by us; however, if we sell the maximum number of shares, we estimate we will incur offering expenses of 0.75% of gross offering proceeds. The aggregate amount of organization and offering expenses, including Upfront Sales Load paid to financial intermediaries in connection with this offering, will not exceed 15% of the gross proceeds of this offering, in compliance with FINRA Rule 2310.
A Class S or Class D share will convert into a Class I share upon the earliest of (i) our dealer manager advising us that the aggregate underwriting compensation payable from all sources (determined in accordance with applicable FINRA rules), including upfront selling commissions and ongoing servicing fees, if any, and any other underwriting compensation with respect to all shares of our Class S or Class D common stock would be in excess of 10% of the gross proceeds of this offering, and (ii) a liquidity event. See “— Compensation Paid to the Dealer Manager and Participating Broker-Dealers” for more information. In addition, consistent with the exemptive relief allowing us to offer multiple classes of shares, at the end of the month in which the Dealer Manager in conjunction with the transfer agent determines that total upfront selling commissions and ongoing servicing fees paid with respect to any single share held in a shareholder’s account would exceed the Sales

Charge Cap, we will cease paying the ongoing servicing fees on either (i) each such Class S share or Class D share that would exceed such limit or (ii) all Class S shares and Class D shares in such shareholder’s account. We may modify this requirement in a manner consistent with the applicable exemptive relief. At the end of such month, the applicable Class S shares or Class D shares in such shareholder’s account will convert into a number of Class I shares (including any fractional shares) with an equivalent aggregate net asset value as such Class S shares or Class D shares.
We may, to the extent permitted or required under the rules and regulations of the SEC, supplement this prospectus, or file an amendment to the registration statement, to sell at a price necessary to ensure that shares are not sold at a price per share that is below our net asset value per share, if our net asset value per share: (i) declines more than 10% from the net asset value per share as of the effective date of this registration statement or (ii) increases to an amount that is greater than the net proceeds per share as stated in this prospectus.
We will modify our public offering price to the extent necessary to comply with the requirements of the 1940 Act, including the requirement that we not sell our shares at a net offering price below our net asset value per share unless we obtain the requisite approval from our shareholders. Promptly following any such adjustment to the offering price per share, we will post the updated information on our website at
http://www.otic.com
.
The Dealer Manager for this offering is Blue Owl Securities LLC (d/b/a Blue Owl Securities). The Dealer Manager is registered as a broker-dealer and is a member of FINRA and SIPC. The Dealer Manager will act as a distributor of the shares of our common stock offered by this prospectus. The Dealer Manager is headquartered at 399 Park Avenue, New York, NY 10022.
Our shares are being offered on a “best efforts” basis, which means that the Dealer Manager is required to use only its best efforts to sell the shares and it has no firm commitment or obligation to purchase any of the shares. We do not intend to list that the shares of our common stock offered pursuant to this prospectus on any national securities exchange, and neither the Dealer Manager nor the participating broker-dealers intend to act as market-makers with respect to our common stock. Because no public market is expected for the shares, shareholders will likely have limited ability to sell their shares until there is a liquidity event for the Company.
Under applicable SEC rules, generally, an issuer may offer and sell securities in a continuous offering, like this offering, only until the third anniversary of the initial effective date of the registration statement under which the securities are being offered and sold. However, if, in accordance with SEC rules, a new registration statement is filed by the issuer before the end of that three-year period, then the continuous offering of securities covered by the prior registration statement (provided such continuous offering had commenced within three years of the initial effective date) may continue until the earlier of 180 days following the end of the three-year period or the effective date of the new registration statement, if so permitted under the new registration statement. In such a circumstance, the issuer may also choose to enlarge the continuous offering by including on such new registration statement a further amount of securities, in addition to any unsold securities covered by the earlier registration statement. This prospectus also relates to the shares that we will offer under the distribution reinvestment plan. See “Distribution Reinvestment Plan.”
This offering must be registered in every state in which we offer or sell shares. Generally, such registrations are for a period of one year. Thus, we may have to stop selling shares in any state in which our registration is not renewed or otherwise extended annually. We reserve the right to terminate this offering at any time prior to the stated termination date.
Compensation Paid to the Dealer Manager and Participating Broker-Dealers
Our Dealer Manager will engage unrelated, third-party participating broker-dealers in connection with this offering. As used in this prospectus, the term “participating broker-dealers” includes members of FINRA and entities exempt from broker-dealer registration who enter into an agreement with the Dealer Manager to participate in this offering of shares of our common stock. In connection with the sale of shares by participating broker-dealers, our Dealer Manager may reallow to such participating broker-dealers all or any portion of the up-front selling commissions. The maximum aggregate underwriting compensation, which includes payments of Upfront Sales Loads to financial intermediaries, if any, ongoing servicing fees, and compensation collected from any other sources, including the reimbursement of training and education expenses, will not exceed 10% of the gross offering proceeds from the sale of shares in this offering (excluding shares purchased through our distribution reinvestment plan). The ongoing servicing fees are similar to sales commissions in that the servicing expenses borne by the Dealer Manager, its affiliates, participating broker-dealers and financial representatives may be different from and substantially less than the amount of ongoing servicing fees charged.
Summary
The Class S shares and Class D shares are not subject to an Upfront Sales Load. However, if Class S shares and/or Class D shares are purchased from certain financial intermediaries, those financial intermediaries may directly charge subscribers transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided
that the selling agents limit such charges to 3.50% and 1.50% of the net offering price per share of each such Class S share and Class D share, respectively. The Class I shares are not subject to an Upfront Sales Load.
The following table shows the ongoing servicing fees we pay the Dealer Manager with respect to the Class S, Class D and Class I on an annualized basis as a percentage of our net asset value for such class. The ongoing servicing fees will be paid monthly in arrears.
Shareholder Servicing
Fee as a % of Net Asset Value

Class S shares	0.85%
Class D shares	0.25%
Class I shares	None
Upfront Sales Load
The Class S shares and Class D shares are not subject to an Upfront Sales Load. However, if Class S shares and/or Class D shares are purchased from certain financial intermediaries, those financial intermediaries may directly charge subscribers transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided
that the selling agents limit such charges to 3.50% and 1.50% of the net offering price per share of each such Class S share and Class D share, respectively. The Class I shares are not subject to Upfront Sales Loads.
Ongoing Servicing Fees — Class S and Class D Shares
Ongoing servicing fees will be paid pursuant to a distribution plan adopted by us in compliance with Rules 12b-1 and 17d-3 under the 1940 Act, as if those rules applied to us. Among other requirements, such plan must be approved annually by a vote of our board of directors, including the directors who are not “interested persons” as defined in the 1940 Act and have no direct or indirect financial interest in the operation of such plan or in any agreements related to such plan.
Subject to FINRA limitations on underwriting compensation, and pursuant to a distribution plan adopted by us in compliance with Rules 12b-1 and 17d-3 under the 1940 Act, as if those rules applied to us, and certain other limitations described below, we will pay the Dealer Manager an ongoing servicing fee (i) with respect to our outstanding Class S shares equal to 0.85% per annum of the aggregate net asset value of our outstanding Class S shares and (ii) with respect to our outstanding Class D shares equal to 0.25% per annum of the aggregate net asset value of our outstanding Class D shares. We will not pay an ongoing servicing fee with respect to our outstanding Class I shares.
The ongoing servicing fees will be paid monthly in arrears. The Dealer Manager anticipates that it will reallow (pay) all or a portion of the ongoing servicing fees to participating broker-dealers and servicing broker-dealers for ongoing services performed by such broker-dealers, and will waive ongoing servicing fees to the extent a broker-dealer is not eligible to receive it for failure to provide such services. Because the ongoing servicing fees with respect to Class S shares and Class D shares are calculated based on the aggregate net asset value for all of the outstanding shares of each such class, it reduces the net asset value or, alternatively, the distributions payable, with respect to all shares of each such class, including shares issued under our distribution reinvestment plan.
In addition, consistent with the exemptive relief allowing us to offer multiple classes of shares, at the end of the month in which the Dealer Manager in conjunction with the transfer agent determines that total upfront selling commissions and ongoing servicing fees paid with respect to any single share held in a shareholder’s account would exceed the Sales Charge Cap, we will cease paying the ongoing servicing fees on either (i) each such Class S share or Class D share that would exceed such limit or (ii) all Class S shares and Class D shares in such shareholder’s account. We may modify this requirement in a manner consistent with the applicable exemptive relief. At the end of such month, the applicable Class S shares or Class D shares in such shareholder’s account will convert into a number of Class I shares (including any fractional shares) with an equivalent aggregate net asset value as such Class S shares or Class D shares. Although we cannot predict the length of time over which the ongoing servicing fee will be paid due to potential changes in the net asset value of our shares, this fee would be paid with respect to a Class S share over approximately 11.8 years from the date of purchase and with respect to a Class D share over approximately 40.0 years from the date of purchase, assuming subscribers do not pay any Upfront Sales Loads to financial intermediaries, opting out of the distribution reinvestment plan and a constant net asset value of $10.00 per share. Under these assumptions, if a shareholder holds his or her shares for these time periods, this fee with respect to a Class S share would total approximately $1.00 and with respect to a Class D share would total approximately $1.00.
At the end of the month in which we, with the assistance of the Dealer Manager, determine that all underwriting compensation from all sources in connection with the offering, including the Upfront Sales Load payable to financial intermediaries, if any, the ongoing servicing fee and other underwriting compensation, is equal to 10% of the gross proceeds of the offering, each Class S share and Class D share held in a shareholder’s account will automatically convert into a Class I share.
Eligibility to receive the ongoing servicing fee is conditioned on a broker-dealer providing the following ongoing services with respect to the Class S or Class D shares: responding to customer inquiries of a general nature regarding the Company; crediting distributions from us to customer accounts; arranging for bank wire transfer of funds to or from a customer’s account; responding to customer inquiries and requests regarding shareholder reports, notices, proxies and proxy statements, and other Company documents; forwarding prospectuses, tax notices and annual and quarterly reports to beneficial owners of our shares; assisting us in establishing and maintaining shareholder accounts and records; assisting customers in changing account options, account designations and account addresses, and providing such other similar services as we may reasonably request to the extent the an authorized service provider is permitted to do so under applicable statutes, rules, or regulations. If the applicable broker-dealer is not eligible to receive the ongoing servicing fee due to failure to provide these services, the Dealer Manager will waive the ongoing servicing fee that broker-dealer would have otherwise been eligible to receive. The ongoing servicing fees are ongoing fees that are not paid at the time of purchase.

Other Compensation
From time to time our Adviser may enter into agreements with placement agents or broker-dealers to offer shares of our common stock. Our Adviser may pay certain placement or “finder’s” fees in connection with our offering of common stock. In addition, investors who purchase shares through a placement agent may be required to pay a fee or commission directly to the placement agent. If you are purchasing shares through a placement agent, you should request additional information from your salesperson or financial intermediary.
This offering is being made in compliance with FINRA Conduct Rule 2310. Under that rule, the maximum aggregate underwriting compensation from any source, including compensation paid from offering proceeds and in the form of “trail commissions,” payable to underwriters, broker-dealers, or affiliates thereof participating in an offering may not exceed 10% of gross offering proceeds, excluding proceeds received in connection with the issuance of shares through a distribution reinvestment plan. Since participating broker-dealers may reduce or waive the Upfront Sales Load, the participating broker-dealers, and their affiliates, including officers, directors, employees, and registered representatives, as well as the immediate family members of such persons, as defined by FINRA Rule 5130(i)(5), may receive discounted shares of the fund in connection with this offering (
e.g.
, public offering price, minus the Upfront Sales Load). The difference between the price of these discounted shares and the public offering price will be included in calculating the 10% compensation cap under FINRA Conduct Rule 2310, to the extent the discount is received by persons subject to the compensation caps of FINRA Rule 2310.
Pursuant to FINRA Rule 5110, the 100 Class I shares purchased by OTCA on September 30, 2021, as well as all shares purchased by Feeder FIC ORTIC and Blue Owl Holdings pursuant to their subscription agreements to purchase up to $50.0 million in Class I shares, are each an item of value that is deemed by FINRA to be included in the total underwriting compensation for this offering. All such shares also are subject to a lock-up pursuant to FINRA Rule 5110(e)(1) for a period of 180 days from the date of commencement of sales in this offering, and OTRA, Feeder FIC ORTIC, Blue Owl Holdings, and their permitted assigns may not engage in any transaction that would result in the effective economic disposition of the Class I shares. In addition, OTCA will not tender the Class I shares it purchased on September 30, 2021 for repurchase as long as our Adviser remains the investment adviser of the Company. There is no current intention for our Adviser to discontinue its role.
OTCA purchased 100 Class I shares on September 30, 2021 at a per share price of $10.00 and Feeder FIC ORTIC purchased 15,000 Class I shares on December 30, 3021 at a per share price of $10.00. In each case the purchase price of such Class I shares was equal to the public offering price of such shares. While we expect that any additional shares purchased by Feeder FIC ORTIC and Blue Owl Holdings pursuant to their subscription agreements to purchase up to $50.0 million in Class I shares will be purchased at a price per Class I share equal to the public offering price of such shares, any difference between the purchase price and the public offering price of any Class I shares will be included when calculating the 10% compensation cap under FINRA Rule 2310.
We or our affiliates also may provide permissible forms of non-cash compensation pursuant to FINRA Conduct Rule 2310(c) to registered representatives of our Dealer Manager and the participating broker-dealers, such as: (i) an occasional meal or comparable entertainment which is neither so frequent nor so extensive as to raise any question of propriety and is not preconditioned on achievement of a sales target; (ii) the national and regional sales conferences of our participating broker-dealers; (iii) training and education meetings for registered representatives of our participating broker-dealers; and (iv) gifts, the value of which will not exceed an aggregate of $100 per year per participating salesperson, or be preconditioned on achievement of a sales target.
The value of such items of non-cash compensation to participating broker-dealers will be considered underwriting compensation in connection with this offering. These items of non-cash compensation will be included when calculating the 10% cap on compensation under FINRA Conduct Rule 2310.

To the extent permitted by law and our charter, we will indemnify the participating broker-dealers and the Dealer Manager against some civil liabilities, including certain liabilities under the Securities Act and liabilities arising from breaches of our representations and warranties contained in the dealer manager agreement.
Share Distribution Channels
We expect our Dealer Manager to use multiple distribution channels to sell our shares. These channels may have different brokerage fees for purchases of our shares. Our Dealer Manager is expected to engage participating broker-dealers in connection with the sale of the shares of this offering in accordance with participating broker agreements. No participating broker-dealers entered into a participating broker agreement related to this offering prior to the effective date of our registration statement.
The Dealer Manager Agreement
The Dealer Manager Agreement may be terminated at any time, without the payment of any penalty, by vote of a majority of our directors who are not “interested persons,” as defined in the 1940 Act, of the Company and who have no direct or indirect financial interest in the operation of the Company’s distribution plan or the Dealer Manager Agreement or by vote of a majority of the outstanding voting securities of the Company, on not more than 60 days’ written notice to Blue Owl Securities and the Adviser. The Dealer Manager Agreement will automatically terminate in the event of its assignment, as defined in the 1940 Act. Our obligations under the Dealer Manager Agreement to pay the ongoing servicing fees with respect to the Class S and Class D shares distributed in this offering as described therein shall survive termination of the agreement until such shares are no longer outstanding (including such shares that have been converted into Class I shares, as described above in “—
Ongoing Servicing Fees — Class S and Class D Shares
”).
Limitations on Underwriting Compensation
In addition to the conversion feature described above in “— Ongoing Servicing Fees — Class S and Class D Shares,” we will cease paying the ongoing servicing fee on the Class S and Class D shares on the earlier to occur of the following: (i) a liquidity event or (ii) the date following the completion of the offering on which, in the aggregate, underwriting compensation from all sources in connection with this offering, including Upfront Sales Load, the ongoing servicing fee and other underwriting compensation, is equal to 10% of the gross proceeds from our offering. The Dealer Manager will monitor the aggregate amount of underwriting compensation that we and our Adviser pay in connection with this offering in order to ensure we comply with the underwriting compensation limits of applicable FINRA rules. FINRA rules also limit our total organization and offering expenses (including Upfront Sales Load, bona fide due diligence expenses and other underwriting compensation) to 15% of our gross offering proceeds from this offering. After the termination of the offering and again after termination of the offering under our distribution reinvestment plan, our Adviser has agreed to reimburse us to the extent that organization and offering expenses that we incur exceed 15% of our gross proceeds from the applicable offering.
Supplemental Sales Material
In addition to this prospectus, we intend to use supplemental sales material in connection with the offering of our shares, although only when accompanied by or preceded by the delivery of this prospectus, as amended or supplemented. We may also elect to file supplemental sales material with the SEC prior to distributing such material. The supplemental sales material will not contain all of the information material to an investment decision and should only be reviewed after reading this prospectus. The sales material expected to be used in permitted jurisdictions includes:

•	investor sales promotion brochures;

•	cover letters transmitting this prospectus;

•	brochures containing a summary description of this offering;

•	fact sheets describing our investment objective and strategies;

•	asset flyers describing our recent investments;

•	broker updates;

•	online investor presentations;

•	third-party article reprints;

•	website material;

•	electronic media presentations; and

•	client seminar presentations and seminar advertisements and invitations.
All of the foregoing material will be prepared by the Adviser or its affiliates with the exception of the third-party article reprints, if any. In certain jurisdictions, some or all of such sales material may not be available. In addition, the sales material may contain certain quotes from various publications without obtaining the consent of the author or the publication for use of the quoted material in the sales material.
We are offering shares in this continuous public offering only by means of this prospectus, as the same may be supplemented and amended from time to time. Although the information contained in our supplemental sales materials is not expected to conflict with any of the information contained in this prospectus, as amended or supplemented, the supplemental materials do not purport to be complete and should not be considered a part of or as incorporated by reference in this prospectus, or the registration statement of which this prospectus is a part.

DISTRIBUTION REINVESTMENT PLAN
Any investor who purchases shares of our common stock in this offering may elect to participate in our distribution reinvestment plan.
Subject to our Board’s discretion and applicable legal restrictions, we intend to authorize and declare cash distributions on a monthly or quarterly basis or on such other date or dates as may be fixed from time to time by our Board and pay such distributions on a monthly basis. We have adopted a distribution reinvestment plan pursuant to which shareholders will have their cash distributions automatically reinvested in additional shares of our common stock unless they elect to receive their distributions in cash. There will be no Upfront Sales Load on shares purchased through the distribution reinvestment plan. However, the ongoing servicing fees with respect to our Class S and Class D shares are calculated based on our net asset value for those shares and may reduce the net asset value or, alternatively, the distributions payable with respect to shares of each such class, including shares issued in respect of distributions on such shares under the distribution reinvestment plan. We will pay the plan administrator fees under the plan.
No action is required on the part of a registered shareholder to have his, her or its cash dividend or other distribution reinvested in our shares, except shareholders in certain states. Shareholders can elect to “opt out” of the Fund’s distribution reinvestment plan in their subscription agreements (other than Alabama, Arkansas, Idaho, Kansas, Kentucky, Maine, Maryland, Massachusetts, Nebraska, New Jersey, North Carolina, Ohio, Oklahoma, Oregon, Vermont and Washington investors and clients of certain participating brokers that do not permit automatic enrollment in our distribution reinvestment plan). Alabama, Arkansas, Idaho, Kansas, Kentucky, Maine, Maryland, Massachusetts, Nebraska, New Jersey, North Carolina, Ohio, Oklahoma, Oregon, Vermont and Washington investors, and clients of certain participating brokers that do not permit automatic enrollment in our distribution reinvestment plan will automatically receive their distributions in cash unless they elect to have their cash distributions reinvested in additional shares of our common stock. Ohio residents that own Class S or Class D shares are not eligible to participate in our distribution reinvestment plan.
Any purchases of our stock pursuant to our distribution reinvestment plan are dependent on the continued registration of our securities or the availability of an exemption from registration in the recipient’s home state. Participants in our distribution reinvestment plan are free to elect or revoke reinstatement in the distribution plan within a reasonable time as specified in the plan. If you do not participate in the plan you will receive any distributions we declare in cash. For example, if our Board authorizes, and we declare, a cash dividend, then if you have “opted out” of our distribution reinvestment plan you will receive a cash distribution. Participants may terminate their participation in the distribution reinvestment plan with five business days’ prior written notice to us.
Your distribution amount will purchase shares at the then-current net offering price per share for the applicable class of common stock. Shares issued pursuant to our distribution reinvestment plan will have the same voting rights as the shares of our common stock offered pursuant to this prospectus.
If you are a registered shareholder, you may elect to receive your entire distribution in cash by notifying the Company, the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than ten days prior to the record date fixed by the Board for the first distribution you wish to receive in cash. If you reinvest your distributions in additional shares of stock pursuant to the distribution reinvestment plan, the plan administrator will set up an account for shares you acquire through the plan and will hold such shares in non-certificated form. If your shares are held by a broker or other financial intermediary, you may “opt-out” of our distribution reinvestment plan by notifying your broker or other financial intermediary of your election.
During each month, our transfer agent or another designated agent will mail and/or make electronically available to each participant in the distribution reinvestment plan, a statement of account describing, as to such participant, the distributions received during such month, the number of shares of our common stock purchased during such month, and the per share purchase price for such shares. Annually, as required by the Code, we will include tax information for income earned on shares under the distribution reinvestment plan on a Form 1099-DIV that is mailed to shareholders subject to IRS tax reporting. We reserve the right to amend, suspend or terminate the distribution reinvestment plan. Any distributions reinvested through the issuance of shares through our distribution reinvestment plan will increase our net assets on which the base management fee and the incentive fee are determined and paid under the Investment Advisory Agreement.
For additional discussion regarding the tax implications of participation in the distribution reinvestment plan, see “Tax Matters.” Additional information about the distribution reinvestment plan may be obtained by contacting shareholder services for Blue Owl Technology Income Corp. at (212) 419-3000.

SHARE REPURCHASE PROGRAM
We do not intend to list our shares on a securities exchange and we do not expect there to be a public market for our shares. As a result, if you purchase shares of our common stock, your ability to sell your shares will be limited.
Subject to the discretion of the Board, we intend to commence a share repurchase program pursuant to which we intend to conduct quarterly repurchase offers to allow our shareholders to tender their shares at a price equal to the net offering price per share for the applicable class of shares on each date of repurchase. Our share repurchase program will include numerous restrictions that limit your ability to sell your shares. As a result, share repurchases may not be available each month.
Our Board reserves the right, in its sole discretion, to limit the number of shares to be repurchased for each class by applying the limitations on the number of shares to be repurchased on a per class basis. All shares purchased by us pursuant to the terms of each offer to repurchase will be retired and thereafter will be authorized and unissued shares. We intend to limit the number of shares to be repurchased in each quarter to no more than 5.00% of our outstanding shares of common stock.
Any quarterly repurchase offers are subject in part to our available cash and compliance with the BDC and RIC qualification and diversification rules promulgated under the 1940 Act and the Code, respectively. Our Board may amend or suspend our share repurchase program if in its reasonable judgment it deems such action to be in our best interest and the best interest of our shareholders. As a result, share repurchases may not be available each quarter, such as when a repurchase offer would place an undue burden on our liquidity, adversely affect our operations or risk having an adverse impact on the Fund that would outweigh the benefit of the repurchase offer. Upon a suspension of our share repurchase program, our Board will consider at least quarterly whether the continued suspension of our share repurchase program remains in our best interest and the best interest of our shareholders. However, our Board is not required to authorize the recommencement of our share repurchase program within any specified period of time.

PERPETUAL-LIFE BDC
We intend to operate as a perpetual-life BDC. We use the term “perpetual-life BDC” to describe a BDC of indefinite duration, whose shares of common stock are intended to be sold by the BDC monthly on a continuous basis at prices generally equal to the BDC’s monthly net asset value per share for the applicable class of common stock. As a perpetual-life BDC, our board of directors does not expect to complete a liquidity event within any specific time period, if at all. A liquidity event could include a merger or another transaction approved by our board of directors in which shareholders will receive cash or shares of a publicly traded company, or a sale of all or substantially all of its assets either on a complete portfolio basis or individually followed by a liquidation and distribution of cash to our shareholders. A liquidity event involving a merger or sale of all or substantially all of our assets would require the approval of our shareholders in accordance with our charter. We do not intend to list our shares on a national securities exchange.
While we may consider a liquidity event at any time in the future, we currently do not intend to undertake a liquidity event, and we are not obligated by our charter or otherwise to effect a liquidity event at any time. Upon the occurrence of a liquidity event, if any, all Class S and Class D shares will automatically convert into Class I shares and the ongoing servicing fee will terminate.
Prior to a liquidity event, our share repurchase program, if implemented, may provide a limited opportunity for you to have your shares of common stock repurchased, subject to certain restrictions and limitations, at a price which may reflect a discount from the purchase price you paid for the shares being repurchased. See “Share Repurchase Program” for a detailed description of the share repurchase program.
FINRA Rule 2310(b)(3)(D) requires that we disclose the liquidity of prior public programs sponsored by Blue Owl, the indirect parent company of the Adviser. In addition to us, Blue Owl has sponsored the following other public programs: OBDC, OBDC II and OCIC. OBDC II and OCIC have not reached the periods in which they expect to consider liquidity events. OBDC stated in its offering materials that if it had not consummated a listing of its shares of common stock on a national securities exchange prior to March 3, 2021, subject to extension for two additional one-year periods, its board of directors would use commercially reasonable efforts to cause OBDC’s winding down and/or liquidation and dissolution. OBDC listed its shares of common stock on the New York Stock Exchange, or NYSE, and began trading on July 18, 2019.

REGULATION
We have elected to be regulated as a BDC under the 1940 Act. The 1940 Act contains prohibitions and restrictions relating to transactions between BDCs and their affiliates (including any investment advisers or sub-advisers), principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors be persons other than “interested persons,” as that term is defined in the 1940 Act.
In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a BDC unless approved by “a majority of our outstanding voting securities” as defined in the 1940 Act. A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (a) 67% or more of such company’s voting securities present at a meeting if more than 50% of the outstanding voting securities of such company are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of such company. We do not anticipate any substantial change in the nature of our business.
We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, issue and sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current net asset value of our common stock if (1) our Board determines that such sale is in our best interests and the best interests of our shareholders, and (2) our shareholders have approved our policy and practice of making such sales within the preceding 12 months. In any such case, the price at which our securities are to be issued and sold may not be less than a price which, in the determination of our Board, closely approximates the market value of such securities.
A BDC generally is required to meet a coverage ratio of the value of total assets to senior securities, which include all of our borrowings and any preferred stock the BDC may issue in the future, of at least 200%. However, certain provisions of the 1940 Act allow a BDC to increase the maximum amount of leverage it may incur from an asset coverage ratio of 200% to an asset coverage ratio of 150%, if certain requirements are met. This means that generally, a BDC can borrow up to $1 for every $1 of investor equity or, if certain requirements are met and it reduces its asset coverage ratio, it can borrow up to $2 for every $1 of investor equity. OTCA as our sole initial shareholder, has approved a proposal that allows us to reduce our asset coverage ratio to 150%.
We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our Board who are not interested persons and, in some cases, prior approval by the SEC.
We may invest up to 100% of our assets in securities acquired directly from issuers in privately negotiated transactions. With respect to such securities, we may, for the purpose of public resale, be deemed an “underwriter” as that term is defined in the Securities Act. Our intention is to not write (sell) or buy put or call options to manage risks associated with the publicly traded securities of our portfolio companies, except that we may enter into hedging transactions to manage the risks associated with interest rate or currency fluctuations. However, we also may purchase or otherwise receive warrants to purchase the common stock of our portfolio companies in connection with acquisition financing or other investments. Similarly, in connection with an acquisition, we may acquire rights to require the issuers of acquired securities or their affiliates to repurchase them under certain circumstances. We also do not intend to acquire securities issued by any investment company that exceed the limits imposed by the 1940 Act. Under these limits, except for registered money market funds, we generally cannot acquire more than 3% of the voting stock of any registered investment company, invest more than 5% of the value of our total assets in the securities of one investment company, or invest more than 10% of the value of our total assets in the securities of more than one investment company. With regard to that portion of our portfolio invested in securities issued by investment companies, if any, it should be noted that such investments might subject our shareholders to additional expenses as they will be indirectly responsible for the costs and expenses of such companies. None of our investment policies are fundamental, and thus may be changed without shareholder approval.

Qualifying Assets
Under the 1940 Act, a BDC may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as “qualifying assets,” unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The principal categories of qualifying assets relevant to our business are any of the following:
(1) Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer which:

(a)	is organized under the laws of, and has its principal place of business in, the United States;

(b)
is not an investment company (other than a small business investment company wholly owned by the business development company) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

(c)	satisfies any of the following:
(i) does not have any class of securities that is traded on a national securities exchange;
(ii) has a class of securities listed on a national securities exchange, but has an aggregate market value of outstanding voting and non-voting common equity of less than $250;
(iii) is controlled by a business development company or a group of companies including business development company and the business development company has an affiliated person who is a director of the eligible portfolio company; or
(iv) is a small and solvent company having total assets of not more than $4 million and capital and surplus of not less than $2 million.
(2) Securities of any eligible portfolio company controlled by the Company.
(3) Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.
(4) Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and the Company already owns 60% of the outstanding equity of the eligible portfolio company.
(5) Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.
(6) Cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment.
Control, as defined by the 1940 Act, is presumed to exist where a BDC beneficially owns more than 25% of the outstanding voting securities of the portfolio company, but may exist in other circumstances based on the facts and circumstances. The regulations defining qualifying assets may change over time. The Company may adjust its investment focus as needed to comply with and/or take advantage of any regulatory, legislative, administrative or judicial actions.

Significant Managerial Assistance to Portfolio Companies
A BDC must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described above. However, in order to count portfolio securities as qualifying assets for the purpose of the 70% test, the BDC must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where the BDC purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Where the BDC purchases such securities in conjunction with one or more other persons acting together, the BDC will satisfy this test if one of the other persons in the group makes available such managerial assistance, although this may not be the sole method by which the BDC satisfies the requirement to make available significant managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the BDC, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company through monitoring of portfolio company operations, selective participation in board and management meetings, consulting with and advising a portfolio company’s officers or other organizational or financial guidance.
Temporary Investments
Pending investment in other types of qualifying assets, as described above, our investments can consist of cash, cash equivalents, U.S. government securities or high quality debt securities maturing in one year or less from the time of investment, which are referred to herein, collectively, as temporary investments, so that 70% of our assets would be qualifying assets. We may invest in highly rated commercial paper, U.S. government agency notes, U.S. Treasury bills or in repurchase agreements relating to such securities that are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price that is greater than the purchase price by an amount that reflects an agreed-upon interest rate. Consequently, repurchase agreements are functionally similar to loans. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, the 1940 Act and certain diversification tests in order to qualify as a RIC for U.S. federal income tax purposes typically require us to limit the amount we invest with any one counterparty. Accordingly, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. The Adviser will monitor the creditworthiness of the counterparties with which we may enter into repurchase agreement transactions.
Warrants and Options
Under the 1940 Act, a BDC is subject to restrictions on the issuance, terms and amount of warrants, options or rights to purchase shares of capital stock that it may have outstanding at any time. Under the 1940 Act, we may generally only offer warrants provided that (i) the warrants expire by their terms within ten years, (ii) the exercise or conversion price is not less than the current market value at the date of issuance, (iii) our shareholders authorize the proposal to issue such warrants, and our Board approves such issuance on the basis that the issuance is in our best interests o and the shareholders best interests and (iv) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants, as well as options and rights, at the time of issuance may not exceed 25% of our outstanding voting securities. In particular, the amount of capital stock that would result from the conversion or exercise of all outstanding warrants, options or rights to purchase capital stock cannot exceed 25% of the BDC’s total outstanding shares of capital stock.

Senior Securities; Coverage Ratio
We are generally permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if its asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. However, certain provisions of the 1940 Act allow a BDC to increase the maximum amount of leverage it may incur from an asset coverage ratio of 200% to an asset coverage ratio of 150%, if certain requirements are met. We are permitted to increase our leverage capacity if, among other things, shareholders representing at least a majority of the votes cast, when quorum is met, approve a proposal to do so. OTCA, as our sole initial shareholder, approved a proposal that allows us to reduce our asset coverage ratio to 150%.
In addition, while any senior securities remain outstanding, we must make provisions to prohibit any dividend distribution to our shareholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the dividend distribution or repurchase. We will also be permitted to borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes, which borrowings would not be considered securities. For a discussion of the risks associated with leverage, see “Risk Factors — Risks Related to Business Development Companies —
Regulations governing our operation as a BDC and RIC affect our ability to raise capital and the way in which we raise additional capital or borrow for investment purposes, which may have a negative effect on our growth. As a BDC, the necessity of raising additional capital may expose us to risks, including risks associated with leverage
.”
Codes of Ethics
We and our Adviser have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, respectively, that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to the code are permitted to invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. Our code of ethics is available on our website at
http://www.otic.com
. Our code of ethics is attached as an exhibit to this registration statement and is available on the EDGAR Database on the SEC’s website at
http://www.sec.gov
. You may also obtain copies of the code of ethics, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
Exemptive Relief
On February 7, 2017, OCA received the Order that permits us to co-invest with other funds managed by the Adviser or its affiliates in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. Pursuant to such exemptive relief, we generally are permitted to co-invest with certain of our affiliates if a “required majority” (as defined in Section 57(o) of the 1940 Act) of our independent directors make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the transaction, including the consideration to be paid, are reasonable and fair to us and our shareholders and do not involve overreaching by us or our shareholders on the part of any person concerned, (2) the transaction is consistent with the interests of our shareholders and is consistent with our investment objective and strategies, (3) the investment by our affiliates would not disadvantage us, and our participation would not be on a basis different from or less advantageous than that on which our affiliates are investing, and (4) the proposed investment by us would not benefit the Adviser or its affiliates or any affiliated person of any of them (other than parties to the transaction), except to the extent permitted by the Order and applicable law, including the limitations set forth in Section 57(k) of the 1940 Act. In addition, we have received an amendment to the Order to permit us to participate in follow-on investments in our existing portfolio companies with certain affiliates that are private funds, if such private funds did not have an investment in such existing portfolio company. The Blue Owl Credit Advisers’ investment allocation policy incorporates the conditions of the exemptive relief.

In addition, OCA, an affiliate of the Adviser, has received an exemptive order that permits us to offer multiple classes of shares of common stock and to impose varying sales loads, asset-based service and/or distribution fees and early withdrawal fees.
Termination of the Investment Advisory Agreement
Under the 1940 Act, the Investment Advisory Agreement will automatically terminate in the event of its assignment, as defined in the 1940 Act, by the Adviser. The Investment Advisory Agreement may be terminated at any time, without penalty, by us upon not less than 60 days’ written notice to the Adviser and may be terminated at any time, without penalty, by our Adviser upon 120 days’ written notice to us. The holders of a majority of our outstanding voting securities may also terminate the Investment Advisory Agreement without penalty upon not less than 60 days’ written notice. Unless terminated earlier as described above, the Investment Advisory Agreement will remain in effect for a period of two years from the date it first becomes effective and will remain in effect from year-to-year thereafter if approved annually by our board of directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, and, in either case, if also approved by a majority of our directors who are not “interested persons” as defined in the 1940 Act.
Proxy Voting Policies and Procedures
We have delegated our proxy voting responsibility to the Adviser. The proxy voting policies and procedures of the Adviser are set out below. The guidelines are reviewed periodically by our Adviser and our directors who are not “interested persons,” and, accordingly, are subject to change. For purposes of these proxy voting policies and procedures described below, “we,” “our” and “us” refer to the Adviser.
Introduction
As an investment adviser registered under the Advisers Act, we have a fiduciary duty to act solely in the best interests of our clients. As part of this duty, we recognize that we must vote client securities in a timely manner free of conflicts of interest and in the best interests of our clients.
These policies and procedures for voting proxies for our investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.
Proxy Policies
We will vote proxies relating to our clients’ securities in the best interest of our clients’ shareholders. We will review on a case-by-case basis each proposal submitted for a shareholder vote to determine its impact on the portfolio securities held by our clients. Although we will generally vote against proposals that may have a negative impact on our clients’ portfolio securities, we may vote for such a proposal if there exists compelling long-term reasons to do so.
Our proxy voting decisions are made by the senior officers who are responsible for monitoring each of our clients’ investments. To ensure that our vote is not the product of a conflict of interest, we will require that: (a) anyone involved in the decision-making process disclose to our chief compliance officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (b) employees involved in the decision making process or vote administration are prohibited from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties.
Proxy Voting Records
You may obtain information about how we voted proxies for Blue Owl Technology Income Corp. by making a written request for proxy voting information to: Blue Owl Technology Income Corp., 399 Park Avenue, 37
th
Floor, New York, NY 10022, Attention: Investor Relations, or by calling Blue Owl Technology Income Corp. at (212) 419-3000.

Compliance with the Sarbanes-Oxley Act
The Sarbanes-Oxley Act imposes a wide variety of regulatory requirements on publicly-held companies and their insiders. Many of these requirements affect us. The Sarbanes-Oxley Act has required us to review our policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We will continue to monitor our compliance with all future regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.
Other
We have adopted an investment policy that mirrors the requirements applicable to us as a BDC under the 1940 Act.
We are subject to periodic examination by the SEC for compliance with the Exchange Act and the 1940 Act.
We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a BDC, we are prohibited from protecting any director or officer against any liability to us or our shareholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.
We and our Adviser have adopted and implemented written policies and procedures reasonably designed to prevent violation of the federal securities laws, and will review these policies and procedures annually for their adequacy and the effectiveness of their implementation. We and our Adviser have designated a chief compliance officer to be responsible for administering the policies and procedures.
We intend to operate as a non-diversified management investment company; however, we may, from time to time, in the future, be considered a diversified management investment company pursuant to the definitions set forth in the 1940 Act.
Our internet address is
www.otic.com
. We make available free of charge on our website our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, proxy statements and amendments to those reports as soon as reasonably practicable after we electronically file such material with, or furnish it to, the SEC.

TAX MATTERS
The following discussion is a general summary of the certain U.S. federal income tax considerations applicable to us and to an investment in our common stock. This discussion does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, this discussion does not describe tax consequences that we have assumed to be generally known by investors or certain considerations that that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including persons who hold our common stock as part of a straddle or a hedging, integrated or constructive sale transaction, persons subject to the alternative minimum tax, tax-exempt organizations, insurance companies, brokers or dealers in securities, pension plans and trusts, persons whose functional currency is not the U.S. dollar, U.S. expatriates, regulated investment companies, real estate investment trusts, personal holding companies, persons who acquire an interest in the Company in connection with the performance of services, and financial institutions. Such persons should consult with their own tax advisers as to the U.S. federal income tax consequences of an investment in our common stock, which may differ substantially from those described herein. This discussion assumes that shareholders hold our common stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, U.S. Department of Treasury (“Treasury”) regulations, and administrative and judicial interpretations, each as of the date of this report and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the IRS regarding any matter discussed herein. Prospective investors should be aware that, although we intend to adopt positions we believe are in accord with current interpretations of the U.S. federal income tax laws, the IRS may not agree with the tax positions taken by us and that, if challenged by the IRS, our tax positions might not be sustained by the courts. This summary does not discuss any aspects of U.S. estate, alternative minimum, or gift tax or foreign, state or local tax. It also does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.
A “U.S. Shareholder” generally is a beneficial owner of our common stock that is for U.S. federal income tax purposes:

•	a citizen or individual resident of the United States;

•	a corporation (or other entity treated as a corporation) organized in or under the laws of the United States or of any political subdivision thereof;

•
a trust, that is subject to the supervision of a court within the United States and the control of one or more U.S. persons or that has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person; or

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source.
A “Non-U.S. Shareholder” generally is a beneficial owner of our common stock that is neither a U.S. Shareholder nor a partnership for U.S. tax purposes.
If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. Any partner of a partnership holding our common stock should consult its tax advisers with respect to the purchase, ownership and disposition of such shares.
Tax matters are very complicated and the tax consequences to an investor of an investment in our common stock will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax adviser regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of U.S. federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Election to be Taxed as a RIC
We have elected to be treated and intend to continue to qualify each year as a RIC for U.S. federal income tax purposes. As a RIC, we generally will not be subject to U.S. federal income tax imposed at corporate rates on any ordinary income or capital gains that we timely distribute to our shareholders as dividends. To qualify as a RIC for U.S. federal income tax purposes, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, in order to obtain and maintain our status as a RIC for U.S. federal income tax purposes, we generally must distribute to our shareholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses (the “Annual Distribution Requirement”).
Taxation as a Regulated Investment Company
For any taxable year in which we:

•	maintain our qualification as a RIC for U.S. federal income tax purposes; and

•	satisfy the Annual Distribution Requirement,
We will not be subject to U.S. federal income tax on the portion of our income we timely distribute (or are deemed to timely distribute) to our shareholders. We will be subject to U.S. federal income tax at regular corporate rates on any income or capital gains not distributed (or deemed distributed) to our shareholders.
We will be subject to a 4% nondeductible U.S. federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our net ordinary income for each calendar year, (2) 98.2% of the amount by which our capital gain exceeds our capital loss (adjusted for certain ordinary losses) for the one-year period ending October 31 in that calendar year, and (3) certain undistributed amounts from previous years on which we paid no U.S. federal income tax (the “Excise Tax Avoidance Requirement”). While we intend to distribute any income and capital gains in order to avoid the imposition of this 4% U.S. federal excise tax, we may not be successful in avoiding entirely the imposition of this tax. In that case, we will be liable for the U.S. federal excise tax only on the amount by which we do not meet the foregoing distribution requirement.
In order to maintain our qualification as a RIC for U.S. federal income tax purposes, we must, among other things:

•	continue to qualify as a BDC under the 1940 Act at all times during each taxable year;

•
derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to loans of certain securities, gains from the sale of stock or other securities or foreign currencies, net income from certain “qualified publicly traded partnerships” or other income derived with respect to our business of investing in such stock or securities (the “90% Income Test”); and

•	diversify our holdings so that at the end of each quarter of the taxable year:

•
at least 50% of the value of our assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and

•
no more than 25% of the value of our assets is invested in the (i) securities, other than U.S. Government securities or securities of other RICs, of one issuer, (ii) securities, other than securities of other RICs, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses, or (iii) securities of one or more “qualified publicly traded partnerships” (the “Diversification Tests”).

Qualifying income may exclude such income as management fees received in connection with our subsidiaries or other potential outside managed funds and certain other fees.
We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable U.S. federal income tax rules as having OID (such as debt instruments with PIK interest or, in certain cases, increasing interest rates that were issued with warrants), we must include in income each year a portion of the OID that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as PIK interest, and deferred loan origination fees that are paid after origination of the loan. We anticipate that a portion of our income may constitute OID or other income required to be included in taxable income prior to receipt of cash.
Because any OID or other amounts accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our shareholders in order to satisfy the Annual Distribution Requirement, even though we will not have received the corresponding cash amount. Although we do not presently expect to do so, we are authorized to borrow funds, to sell assets and to make taxable distributions of our stock and debt securities in order to satisfy the distribution requirements. Our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous. If we are unable to obtain cash from other sources to satisfy the Annual Distribution Requirement, we may fail to qualify for treatment as a RIC for U.S. federal income tax purposes and our income would become subject to U.S. federal income tax at corporate rates.
Under the 1940 Act, we are not permitted to make distributions to our shareholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. See “Regulation — Senior Securities; Coverage Ratio.” If we are prohibited from making distributions, we may fail to qualify for treatment as a RIC for U.S. federal income tax purposes and our income would become subject to U.S. federal income tax at corporate rates.
Certain of our investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things, (1) disallow, suspend or otherwise limit the allowance of certain losses or deductions; (2) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income; (3) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited); (4) cause us to recognize income or gain without corresponding receipt of cash; (5) adversely affect the time as to when a purchase or sale of securities is deemed to occur; (6) adversely alter the characterization of certain complex financial transactions; and (7) generate income that will not be qualifying income for purposes of the 90% Income Test described above. We will monitor our transactions and may make certain tax decisions to mitigate the potential adverse effect of these provisions.
A RIC is limited in its ability to deduct expenses in excess of its “investment company taxable income” (which is, generally, ordinary income plus the excess of net short-term capital gains over net long-term capital losses). If our expenses in a given year exceed our investment company taxable income, we would experience a net operating loss for that year. However, a RIC is not permitted to carry forward net operating losses to subsequent years. In addition, expenses can be used only to offset investment company taxable income, not net capital gain. Due to these limits on the deductibility of expenses, we may, for U.S. federal income tax purposes, have aggregate taxable income for several years that we are generally required to distribute and that is taxable to our shareholders even if such income is greater than the aggregate net income we actually earned during those years. Such required distributions may be made from our cash assets or by liquidation of investments, if necessary. We may realize gains or losses from such liquidations. In the event we realize net capital gains from such transactions, a shareholder may receive a larger capital gain distribution than it would have received in the absence of such transactions.

Investment income received from sources within foreign countries, or capital gains earned by investing in securities of foreign issuers, may be subject to foreign income taxes withheld at the source. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty can be as high as 35% or more. The United States has entered into tax treaties with many foreign countries that may entitle us to a reduced rate of tax or exemption from withholding tax on investment income and gains. The effective rate of foreign tax cannot be determined at this time since the amount of our assets to be invested within various countries is not now known. We do not anticipate being eligible for the special election that allows a RIC to treat foreign income taxes paid by such RIC as paid by its stockholders.
If we purchase shares in a “passive foreign investment company” (a “PFIC”), we may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares. Additional charges in the nature of interest may be imposed on us in respect of deferred taxes arising from distributions or gains. This additional tax and interest may apply even if we make a distribution in an amount equal to any “excess distribution” or gain from the disposition of such shares as a taxable dividend by us to our shareholders. If we invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code (a “QEF”), in lieu of the foregoing requirements, we will be required to include in income each year a portion of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed to us. Alternatively, we may be able to elect to mark-to-market at the end of each taxable year our shares in a PFIC; in this case, we will recognize as ordinary income any increase in the value of such shares, and as ordinary loss of any decrease in such value to the extent it does not exceed prior increases included in income. Under either election, we may be required to recognize in a year income in excess of our distributions from PFICs and our proceeds from dispositions of PFIC stock during that year, and such income will nevertheless be subject to the Annual Distribution Requirement and will be taken into account for purposes of the 4% U.S. federal excise tax. We intend to limit and/or manage our holdings in PFICs to minimize our liability for any taxes and related interest charges.
If we hold more than 10% of the shares in a foreign corporation that is treated as a controlled foreign corporation (“CFC”), we may be treated as receiving a deemed distribution (taxable as ordinary income) each year from such foreign corporation in an amount equal to our pro rata share of the corporation’s income for the tax year (including both ordinary earnings and capital gains), whether or not the corporation makes an actual distribution during such year. In general, a foreign corporation will be classified as a CFC if more than 50% of the shares of the corporation, measured by reference to combined voting power or value, is owned (directly, indirectly or by attribution) by U.S. Shareholders. A “U.S. Shareholder,” for this purpose, is any U.S. person that possesses (actually or constructively) 10% or more of the combined voting power of all classes of shares of a corporation or 10% or more of the total value of all classes of shares of a corporation. If we are treated as receiving a deemed distribution from a CFC, we will be required to include such distribution in our investment company taxable income regardless of whether we receive any actual distributions from such CFC, and such income will be subject to the Annual Distribution Requirement and will be taken into account for purposes of the 4% U.S. federal excise tax.
Foreign exchange gains and losses realized by us in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies or payables or receivables denominated in a foreign currency are subject to Code provisions that generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to our stockholders. Any such transactions that are not directly related to our investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) could, under future Treasury regulations, produce income not among the types of “qualifying income” from which a RIC must derive at least 90% of its annual gross income.
In accordance with certain applicable Treasury regulations and guidance published by the IRS, a RIC that is publicly offered may treat a distribution of its own stock as fulfilling its RIC distribution requirements if each stockholder may elect to receive his or her entire distribution in either cash or stock of the RIC, subject to a limitation that the aggregate amount of cash to be distributed to all stockholders must be at least 20% of the aggregate declared distribution. If too many stockholders elect to receive cash, the cash available for distribution must be allocated among stockholders electing to receive cash (with the balance of the distribution paid in stock). In no event will any stockholder, electing to receive cash, receive less than the lesser of (a) the portion of the distribution such stockholder elected to receive in cash, or (b) an amount equal to his or her entire distribution times the percentage limitation on cash available for distribution. If these and certain other requirements are met, for U.S. federal income tax purposes, the amount of the dividend paid in stock will be equal to the amount of cash that could have been received instead of stock. We have no current intention of paying dividends in shares of our stock in accordance with these Treasury regulations or published guidance.
If we fail to satisfy the 90% Income Test or the Diversification Tests for any taxable year, we may nevertheless continue to qualify as a RIC for U.S. federal income tax purposes for such year if certain relief provisions are applicable (which may, among other things, require us to pay certain U.S. federal income taxes at corporate rates or to dispose of certain assets).
If we fail to qualify for treatment as a RIC for U.S. federal income tax purposes, and certain relief provisions are not applicable, we would be subject to U.S. federal income tax on all of our taxable income (including our net capital gains) at regular corporate rates. We would not be able to deduct distributions to our shareholders, nor would they be required to be made. Distributions, including distributions of net long-term capital gain, would generally be taxable to our shareholders as ordinary dividend income to the extent of our current and accumulated earnings and profits. Subject to certain holding period requirements and other limitations under the Code, our corporate shareholders would be eligible to claim a dividend received deduction with respect to such dividend and our non-corporate shareholders would generally be able to treat such dividends as “qualified dividend income,” which is subject to reduced rates of U.S. federal income tax. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the shareholder’s adjusted tax basis, and any remaining distributions would be treated as a capital gain. In order to requalify as a RIC for U.S. federal income tax purposes, in addition to the other requirements discussed above, we would be required to distribute all of our previously undistributed earnings attributable to the period we failed to qualify as a RIC by the end of the first year that we intend to requalify as a RIC. If we fail to requalify as a RIC for U.S. federal income tax purposes for a period greater than two taxable years, we may be subject to U.S. federal income tax at regular corporate rates on any net built-in gains with respect to certain of our assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if we had been liquidated) that we elect to recognize on requalification or when recognized over the next five years.
The remainder of this discussion assumes that we maintain our qualification as a RIC for U.S. federal income tax purposes, and satisfy the Annual Distribution Requirement.
Taxation of U.S. Shareholders
Distributions by us generally are taxable to U.S. shareholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which generally is our net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. shareholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. To the extent such distributions paid by us to non-corporate shareholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions (“Qualifying Dividends”) may be eligible for a maximum tax rate of 20%, provided holding period and other requirements are met at both the shareholder and company levels. In this regard, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the 20% maximum rate applicable to Qualifying Dividends.

Distributions of our net capital gains (which generally are our realized net long-term capital gains in excess of realized net short-term capital losses) properly reported by us as “capital gain dividends” will be taxable to a U.S. shareholder as long-term capital gains that are currently taxable at a maximum rate of 20% in the case of individuals, trusts or estates, regardless of the U.S. shareholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. shareholder’s adjusted tax basis in such shareholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. shareholder.
We may retain some or all of our realized net long-term capital gains in excess of realized net short-term capital losses, but designate the retained net capital gain as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. shareholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. shareholder, and the U.S. shareholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. Because we expect to pay tax on any retained capital gains at our regular corporate tax rate, and because that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual U.S. shareholders will be treated as having paid will exceed the tax they owe on the capital gain distribution and such excess generally may be refunded or claimed as a credit against the U.S. shareholder’s other U.S. federal income tax obligations or may be refunded to the extent it exceeds a shareholder’s liability for U.S. federal income tax. A shareholder that is not subject to U.S. federal income tax or otherwise required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. The amount of the deemed distribution net of such tax will be added to the U.S. shareholder’s adjusted tax basis for his, her or its common stock. In order to utilize the deemed distribution approach, we must provide written notice to our shareholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.”
In accordance with certain applicable published guidance and private letter rulings issued by the IRS, a publicly traded RIC may treat a distribution of its own stock as fulfilling its RIC distribution requirements if each shareholder may elect to receive his, her, or its entire distribution in either cash or stock of the RIC, subject to a limitation that the aggregate amount of cash to be distributed to all shareholders must be at least 20% of the aggregate declared distribution. If too many shareholders elect to receive cash, the cash available for distribution must be allocated among the shareholders electing to receive cash (with the balance of the distribution paid in stock). In no event will any shareholder, electing to receive cash, receive less than the lesser of (a) the portion of the distribution such shareholder has elected to receive in cash or (b) an amount equal to his, her, or its entire distribution multiplied by the percentage limitation on cash available for distribution. We have no current intention of paying dividends in shares of our stock in accordance with these Treasury regulations or private letter rulings.
For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of distributions paid for that year, we may, under certain circumstances, elect to treat a distribution that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. shareholder will still be treated as receiving the distribution in the taxable year in which the distribution is made. However, any distribution declared by us in October, November or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. shareholders on December 31 of the year in which the distribution was declared.
If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though economically it may represent a return of his, her or its investment.

A U.S. shareholder generally will recognize taxable gain or loss if the U.S. shareholder sells or otherwise disposes of his, her or its shares of our common stock. The amount of gain or loss will be measured by the difference between such shareholder’s adjusted tax basis in the common stock sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the shareholder has held his, her or its shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss
In general, individual U.S. shareholders currently are subject to a maximum U.S. federal income tax rate of 20% on their net capital gain (
i.e.,
the excess of realized net long-term capital gains over realized net short-term capital losses), including any long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. In addition, for taxable years, individuals with modified adjusted gross incomes in excess of $200,000 ($250,000 in the case of married individuals filing jointly) and certain estates and trusts are subject to an additional 3.8% tax on their “net investment income,” which generally includes net income from interest, dividends, annuities, royalties and rents, and net capital gains (other than certain amounts earned from trades or businesses). Corporate U.S. shareholders currently are subject to U.S. federal income tax on net capital gain at the maximum 21% rate also applied to ordinary income. Non-corporate shareholders with net capital losses for a year (
i.e.,
capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate shareholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate shareholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.
We have adopted a distribution reinvestment plan through which a shareholder may elect to receive distributions in the form of additional shares of our common stock. See “Distribution Reinvestment Plan.” Any distributions made to a U.S. shareholder that are reinvested under the plan will nevertheless remain taxable to the U.S. shareholder. The U.S. shareholder will have an adjusted tax basis in the additional shares of our common stock purchased through the plan equal to the amount of the reinvested distribution. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the U.S. shareholder’s account.
We (or the applicable withholding agent) will report to each of our U.S. shareholders, as promptly as possible after the end of each calendar year, a notice reporting, on a per share and per distribution basis, the amounts includible in such U.S. shareholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the U.S. federal tax status of each year’s distributions generally will be reported to the IRS (including the amount of distributions, if any, eligible for the 20% maximum rate). Distributions paid by us generally will not be eligible for the dividends-received deduction or the preferential tax rate applicable to Qualifying Dividends because our income generally will not consist of dividends. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. shareholder’s particular situation.
We may be required to withhold U.S. federal income tax (“backup withholding”) from all distributions to any U.S. shareholder (other than shareholders that qualify for an exemption) (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such shareholder is exempt from backup withholding, or (2) with respect to whom the IRS notifies us that such shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual U.S. shareholder’s taxpayer identification number generally is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. shareholder’s U.S. federal income tax liability, provided that proper information is provided to the IRS.

U.S. shareholders who hold our common stock through foreign accounts or intermediaries may be subject to U.S. withholding tax at a rate of 30% on dividends if the holder of the foreign account or the intermediary through which they hold their shares is not in compliance with the Foreign Account Tax Compliance Act (“FATCA”) (discussed below).
Taxation of Non-U.S. Shareholders
Whether an investment in our shares is appropriate for a Non-U.S. shareholder will depend upon that person’s particular circumstances. An investment in our shares by a Non-U.S. shareholder may have adverse tax consequences. Non-U.S. shareholders should consult their tax adviser before investing in our common stock.
Distributions of our investment company taxable income to Non-U.S. shareholders (including interest income and realized net short-term capital gains in excess of realized long-term capital losses) will be subject to withholding of U.S. federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless an applicable exception applies. If the distributions are effectively connected with the Non-U.S. shareholder’s conduct of a trade or business in the United States, and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. shareholder in the United States, we will not be required to withhold U.S. federal tax if the Non-U.S. shareholder complies with applicable certification and disclosure requirements, although the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons. (Special certification requirements apply to a Non-U.S. shareholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax adviser.)
In addition, no withholding is required with respect to certain dividend distributions if (i) the distributions are properly reported to our shareholders as “interest-related dividends” or “short-term capital gain dividends,” (ii) the distributions are derived from sources specified in the Code for such dividends and (iii) certain other requirements are satisfied.
Actual or deemed distributions of our net capital gains to a Non-U.S. shareholder, and gains realized by a Non-U.S. shareholder upon the sale of shares of our common stock, will not be subject to U.S. federal withholding tax and generally will not be subject to U.S. federal income tax unless the distributions or gains, as the case may be, are effectively connected with the Non-U.S. shareholder’s conduct of a trade or business in the United States (and, if an income tax treaty applies, are attributable to a permanent establishment in the United States maintained by the Non-U.S. shareholder in the United States).
Actual or deemed distributions of our net capital gains to a Non-U.S. shareholder, and gains realized by a Non-U.S. shareholder upon the sale of shares of our common stock, will not be subject to U.S. federal withholding tax and generally will not be subject to U.S. federal income tax unless the distributions or gains, as the case may be, are effectively connected with the Non-U.S. shareholder’s conduct of a trade or business in the United States (and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. shareholder in the United States).
The tax consequences to Non-U.S. shareholders entitled to claim the benefits of an applicable tax treaty or who are individuals present in the United States for 183 days or more during a taxable year may be different from those described herein. Non-U.S. shareholders are urged to consult their tax advisers with respect to the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes.
If we distribute our net capital gains in the form of deemed rather than actual distributions, a Non-U.S. shareholder will be entitled to a U.S. federal income tax credit or tax refund equal to the shareholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. shareholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the Non-U.S. shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. For a corporate Non-U.S. shareholder, distributions (both actual and deemed), and gains realized upon the sale of shares of our common stock that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in the shares may not be appropriate for a Non-U.S. shareholder.
We must generally report to our Non-U.S. shareholders and the IRS the amount of dividends paid during each calendar year and the amount of any tax withheld. Information reporting requirements may apply even if no withholding was required because the distributions were effectively connected with the Non-U.S. shareholder’s conduct of a United States trade or business or withholding was reduced or eliminated by an applicable income tax treaty. This information also may be made available under a specific treaty or agreement with the tax authorities in the country in which the Non-U.S. shareholder resides or is established. Under U.S. federal income tax law, interest, dividends and other reportable payments may, under certain circumstances, be subject to “backup withholding” at the then applicable rate (currently 24%). Backup withholding, however, generally will not apply to distributions to a Non-U.S. shareholder of our common stock, provided the Non-U.S. shareholder furnishes to us the required certification as to its non-U.S. status, such as by providing a valid IRS Form W-8BEN, IRS Form W-8BEN-E, or IRS Form W-8ECI, or certain other requirements are met. Backup withholding is not an additional tax but can be credited against a Non-U.S. shareholder’s U.S. federal income tax, and may be refunded to the extent it results in an overpayment of tax and the appropriate information is timely supplied to the IRS.
Legislation commonly referred to as the “Foreign Account Tax Compliance Act,” or “FATCA,” generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions (“FFIs”) unless such FFIs either (i) enter into an agreement with the U.S. Treasury to report certain required information with respect to accounts held by certain specified U.S. persons (or held by foreign entities that have certain specified U.S. persons as substantial owners), or (ii) reside in a jurisdiction that has entered into an intergovernmental agreement (“IGA”) with the United States to collect and share such information and are in compliance with the terms of such IGA and any related laws or regulations implementing such IGA. The types of income subject to FATCA withholding tax include U.S. source interest and dividends. While the Code would also require withholding on payments of the gross proceeds from the sale of any property that could produce U.S. source interest or dividends, the Treasury has indicated its intent to eliminate this requirement in subsequent proposed regulations, which state that taxpayers may rely on the proposed regulations until final regulations on issued. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and certain transaction activity within the holder’s account. In addition, subject to certain exceptions, this legislation also imposes a 30% withholding on certain payments to certain foreign entities that are not FFIs unless the foreign entity certifies that it does not have a greater than 10% owner that is a specified U.S. person or provides the withholding agent with identifying information on each greater than 10% owner that is a specified U.S. person. Depending on the status of a Non-U.S. shareholder and the status of the intermediaries through which they hold their shares, Non-U.S. shareholders could be subject to this 30% withholding tax with respect to distributions on their shares. Under certain circumstances, a Non-U.S. shareholder might be eligible for refunds or credits of such taxes.
Non-U.S. persons should consult their own tax adviser with respect to the U.S. federal income tax, U.S. withholding tax, and state, local, and foreign tax consequences of an investment in our shares.
Failure to Maintain Our Qualification as a RIC
If we fail to satisfy the 90% Income Test or the Diversification Tests for any taxable year, we may nevertheless continue to qualify as a RIC for such year if certain relief provisions are applicable (which may, among other things, require us to pay certain U.S. federal income tax imposed at corporate rates or to dispose of certain assets).

If we were unable to qualify for treatment as a RIC and the foregoing relief provisions are not applicable, we would be subject to U.S. federal income to tax on all of our taxable income at regular corporate rates, regardless of whether we make any distributions to our shareholders. Distributions would not be required, and any distributions would be taxable to our shareholders as ordinary dividend income to the extent of our current and accumulated earnings and profits. Subject to certain holding period and other limitations under the Code, our corporate shareholders would be eligible to claim a dividend received deduction with respect to such dividend; our non-corporate shareholders would generally be able to treat such dividends as “qualified dividend income,” which is subject to reduced rates of U.S. federal income tax. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the shareholder’s adjusted tax basis, and any remaining distributions would be treated as a capital gain. To requalify as a RIC in a subsequent taxable year, we would be required to satisfy the RIC qualification requirements for that year and dispose of any earnings and profits from any year in which we failed to qualify as a RIC. Subject to a limited exception applicable to RICs that qualified as such under Subchapter M of the Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the non-qualifying year, we could be subject to tax on any unrealized net built-in appreciation on the assets held by us during the period in which we failed to qualify as a RIC that are recognized within the subsequent five years, unless we made a special election to pay U.S. federal income tax imposed at corporate rates on such built-in gain at the time of our requalification as a RIC.

CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR
Our securities are held under a custody agreement by State Street Bank and Trust Company. The address of the custodian is One Congress Street, Boston, MA 02114. DST Systems, Inc. will act as our transfer agent, distribution paying agent and registrar. The principal business address of our transfer agent is 333 West 11 th
Street, 5th Floor, Kansas City, MO 64105.
BROKERAGE ALLOCATION AND OTHER PRACTICES
Since we will generally acquire and dispose of our investments in privately negotiated transactions, we will infrequently use broker-dealers in the normal course of our business. Subject to policies established by our board of directors, if any, our Adviser will be primarily responsible for the execution of any publicly traded securities portfolio transactions and the allocation of brokerage commissions. Our Adviser does not expect to execute transactions through any particular broker or dealer, but will seek to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While our Adviser generally will seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, our Adviser may select a broker-dealer based partly upon brokerage or research services provided to it and us and any other clients. In return for such services, we may pay a higher commission than other broker-dealers would charge if our Adviser determines in good faith that such commission is reasonable in relation to the services provided.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The consolidated financial statements of Owl Rock Technology Income Corp. and subsidiaries as of December 31, 2022 and 2021, for the year ended December 31, 2022 and for the period from June 22, 2021 (inception) to December 31, 2021, and the Senior Securities table under the heading “Senior Securities,” have been included herein in reliance upon the reports of KPMG LLP, independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.
LEGAL MATTERS
Certain legal matters regarding the shares of common stock offered hereby have been passed upon for us by Eversheds Sutherland (US) LLP.
AVAILABLE INFORMATION
We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to the shares of our common stock offered by this prospectus. The registration statement contains additional information about us and the shares of our common stock being offered by this prospectus.
We are required to file with or submit to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. The SEC maintains an internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC, which are available on the SEC’s website at
http://www.sec.gov.
Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

SHAREHOLDER PRIVACY NOTICE
We collect nonpublic personal information about our shareholders in the ordinary course of establishing and servicing their accounts. Nonpublic personal information means personally identifiable financial information that is not publicly available and any list, description, or other grouping of shareholders that is derived using such information. For example, it includes a shareholder’s address, social security number, account balance, income, investment activity, and bank account information. We collect this information from the following sources:

•	account applications or other required forms, correspondence (written or electronic), or from telephone contacts with customers inquiring about us;

•	transaction history of a shareholder’s account; and

•	service providers.
We do not disclose nonpublic personal information about you or your account(s) to anyone without your consent other than to:

•
Our service providers, including our Adviser, as necessary for the servicing of your account. Our service providers in turn have an obligation to protect the confidentiality of your personal information.

•	Companies that may perform marketing services on our behalf or pursuant to joint marketing agreements. These marketing companies also have an obligation to protect confidential information.

•
Government officials or other persons unaffiliated with us, to the extent required by federal or Maryland law or our charter, including in accordance with subpoenas, court orders, and requests from government regulators.

If you decide to close your account(s), we will continue to adhere to the practices described in this notice.
If you invest in our common stock through a financial intermediary, such as a broker-dealer, bank or trust company, the privacy policy of your financial intermediary will govern how your nonpublic personal information will be shared with other parties. We maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information.

Index to Financial Statements
INTERIM FINANCIAL STATEMENTS

AUDITED FINANCIAL STATEMENTS

Report of Independent Registered Public Accounting Firm (KPMG, New York, New York, PCAOB ID 185)	F-69
Consolidated Statements of Assets and Liabilities as of December 31, 2022 and 2021	F-70
Consolidated Statement of Operations for the Year Ended December 31, 2022	F-71
Consolidated Schedule of Investments as of December 31, 2022	F-72
Consolidated Statements of Changes in Net Assets for the Year Ended December 31, 2022 and the period from June 22, 2021 (inception) to December 31, 2021	F-82
Consolidated Statements of Cash Flows for the Year Ended December 31, 2022 and the period from June 22, 2021 (inception) to December 31, 2021	F-83
Notes to Consolidated Financial Statements	F-84

Interim Financial Statements
Item 1. Consolidated Financial Statements
Blue Owl Technology Income Corp.
Consolidated Statements of Assets and Liabilities
(Amounts in thousands, except share and per share amounts)

	September 30, 2023 (Unaudited)	December 31, 2022
Assets
Investments at fair value
Non-controlled, non affiliated investments (amortized cost of $2,840,329 and $2,006,444, respectively)	$2,842,178	$1,992,856
Non-controlled, affiliated investments (amortized cost of $12,585 and $4,046, respectively)	12,874	4,013

Total investments at fair value (amortized cost of $2,852,914 and $2,010,490, respectively)	2,855,052	1,996,869
Cash	48,559	28,061
Interest receivable	31,069	18,541
Due from Adviser	—	44
Prepaid expenses and other assets	198	55

Total Assets	$2,934,878	$2,043,570

Liabilities
Debt (net of unamortized debt issuance costs of $11,622 and $11,314, respectively)	$1,237,019	$1,017,914
Distribution payable	11,600	7,303
Tender offer payable	39,726	22,059
Management fee payable	1,556	965
Incentive fee payable	1,920	2,581
Payable for investments purchased	6,016	—
Due to Adviser	696	—
Accrued expenses and other liabilities	7,716	3,251

Total Liabilities	1,306,249	1,054,073

Commitments and contingencies (Note 7)
Net Assets
Class S Common shares $0.01 par value, 1,000,000,000 shares authorized; 34,512,017 and 10,780,315 issued and outstanding, respectively	345	108
Class D Common shares $0.01 par value, 1,000,000,000 shares authorized; 2,074,376 and 107,019 issued and outstanding, respectively	21	1
Class I Common shares $0.01 par value, 1,000,000,000 shares authorized; 121,913,655 and 87,818,350 shares issued and outstanding, respectively	1,219	878
Additional paid-in-capital	1,590,730	983,666
Accumulated undistributed (overdistributed) earnings	36,314	4,844

Total Net Assets	1,628,629	989,497

Total Liabilities and Net Assets	$2,934,878	$2,043,570

Net Asset Value Per Class S Share	$10.28	$10.02

Net Asset Value Per Class D Share	$10.28	$10.02

Net Asset Value Per Class I Share	$10.28	$10.02

The accompanying notes are an integral part of these consolidated financial statements.

Blue Owl Technology Income Corp.
Consolidated Statements of Operations
(Amounts in thousands, except share and per share amounts)
(Unaudited)

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2023	2022 (1)	2023	2022 (1)
Investment Income
Investment income from non-controlled, non-affiliated investments:
Interest income	$66,714	$28,128	$168,614	$35,398
PIK interest income	5,111	2,122	13,021	3,337
PIK dividend income	3,520	2,874	14,888	3,926
Dividend income	2,516	—	5,447	—
Other income	1,110	2,572	2,351	3,211

Total investment income from non-controlled, non-affiliated investments	78,971	35,696	204,321	45,872

Investment income from non-controlled, affiliated investments:
Dividend income	23	—	138	—

Total investment income from non-controlled, affiliated investments	23	—	138	—

Total Investment Income	78,994	35,696	204,459	45,872

Operating Expenses
Offering costs	31	—	34	—
Interest expense	23,320	11,628	63,785	14,981
Management fees	4,364	1,964	11,285	2,242
Capital gains incentive fees	329	—	329	—
Performance based incentive fees	6,061	3,000	15,569	3,853
Professional fees	827	—	1,433	—
Directors’ fees	196	—	326	—
Shareholder servicing fees	682	67	1,481	68
Other general and administrative	1,091	—	1,569	—

Total Operating Expenses	36,901	16,659	95,811	21,144
Management fees waived (Note 3)	—	(1,964)	—	(2,242)
Performance based incentive fees waived (Note 3)	—	(3,000)	—	(3,853)
Expense support (Note 3)	—	—	—	(174)
Recoupment of expense support (Note 3)	—	174	—	174

Net Operating Expenses	36,901	11,869	95,811	15,049

Net Investment Income (Loss) Before Taxes	42,093	23,827	108,648	30,823

Income tax expense (benefit), including excise tax expense (benefit)	175	225	205	225

Net Investment Income (Loss) After Taxes	$41,918	$23,602	$108,443	$30,598

Net Realized and Change in Unrealized Gain (Loss)
Net change in unrealized gain (loss):
Non-controlled, non-affiliated investments	$10,355	$(1,881)	$15,228	$(13,280)
Translation of assets and liabilities in foreign currencies	65	(1,139)	73	(1,343)

Total Net Change in Unrealized Gain (Loss)	10,420	(3,020)	15,301	(14,623)

Blue Owl Technology Income Corp.
Consolidated Statements of Operations
(Amounts in thousands, except share and per share amounts)
(Unaudited)

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2023	2022 (1)	2023	2022 (1)
Net realized gain (loss):
Non-controlled, non-affiliated investments	581	—	579	17
Foreign currency transactions	(56)	420	(132)	(123)

Total Net Realized Gain (Loss)	525	420	447	(106)

Total Net Realized and Change in Unrealized Gain (Loss)	10,945	(2,600)	15,748	(14,729)

Total Net Increase (Decrease) in Net Assets Resulting from Operations	$52,863	$21,002	$124,191	$15,869

Total Net Increase (Decrease) in Net Assets Resulting from Operations—Class S Common Stock	$10,228	$372	$20,249	$365
Total Net Increase (Decrease) in Net Assets Resulting from Operations—Class D Common Stock (2)	$651	N/A	$971	N/A
Total Net Increase (Decrease) in Net Assets Resulting from Operations—Class I Common Stock	$41,984	$20,630	$102,971	$15,504
Earnings Per Share—Basic and Diluted of Class S Common Stock	$0.34	$0.12	$0.90	$0.19
Weighted Average Shares of Class S Common Stock Outstanding—Basic and Diluted	30,511,662	3,136,140	22,510,211	1,913,052
Earnings Per Share—Basic and Diluted of Class D Common Stock (2)	$0.35	N/A	$0.95	N/A
Weighted Average Shares of Class D Common Stock Outstanding—Basic and Diluted (2)	1,853,209	N/A	1,026,228	N/A
Earnings Per Share—Basic and Diluted of Class I Common Stock	$0.35	$0.29	$0.98	$0.24
Weighted Average Shares of Class I Common Stock Outstanding—Basic and Diluted	118,352,286	70,708,521	105,538,966	64,997,423

(1)	The company was initially capitalized on September 30, 2021 and commenced operations on May 2, 2022.
(2)	There were no class D shares of common stock outstanding as of September 30, 2022.
The accompanying notes are an integral part of these consolidated financial statements.

Consolidated Schedule of Investments
As of September 30, 2023
(Amounts in thousands, except share and per share amounts)
(Unaudited)

Company(1)(2)(20)	Investment	Interest			Maturity Date	Par / Units	Amortized Cost(3)(4)	Fair Value	Percentage of Net Assets(5)
Non-controlled/non-affiliated portfolio company investments
Debt Investments(6)
Aerospace & Defense
Bleriot US Bidco Inc.(8)(14)	First lien senior secured loan	S +	4.00%		10/2028	$6,833	$6,800	$6,833	0.4%
Dynasty Acquisition Co., Inc. (dba StandardAero Limited)(7)(14)	First lien senior secured loan	S +	4.00%		4/2026	2,095	2,074	2,089	0.1%
Dynasty Acquisition Co., Inc. (dba StandardAero Limited)(7)(14)	First lien senior secured loan	S +	4.00%		8/2028	898	889	895	0.1%
ManTech International Corporation(8)	First lien senior secured loan	S +	5.75%		9/2029	43,565	42,789	43,238	2.7%
ManTech International Corporation(7)(16)(18)	First lien senior secured delayed draw term loan	S +	5.75%		9/2024	3,693	3,568	3,665	0.2%
ManTech International Corporation(16)(17)	First lien senior secured revolving loan	S +	5.75%		9/2028	—	(92)	(42)	—%
Peraton Corp.(7)(14)	First lien senior secured loan	S +	3.75%		2/2028	3,069	3,054	3,060	0.2%

							59,082	59,738	3.7%
Application Software
Anaplan, Inc.(7)	First lien senior secured loan	S +	6.50%		6/2029	90,055	89,274	90,058	5.5%
Anaplan, Inc.(16)(17)	First lien senior secured revolving loan	S +	6.50%		6/2028	—	(51)	—	—%
Armstrong Bidco Limited(11)(21)	First lien senior secured loan	SA +	5.00%		6/2029	£26,570	31,986	32,187	2.0%
Armstrong Bidco Limited(11)(21)	First lien senior secured delayed draw term loan	SA +	5.00%		6/2029	£13,863	16,680	16,794	1.0%
Avalara, Inc.(8)	First lien senior secured loan	S +	7.25%		10/2028	22,727	22,426	22,614	1.4%
Avalara, Inc.(16)(17)	First lien senior secured revolving loan	S +	7.25%		10/2028	—	(29)	(11)	—%
CDK Global, Inc.(8)(14)	First lien senior secured loan	S +	4.25%		7/2029	39,700	38,673	39,678	2.4%
Community Brands ParentCo, LLC(8)	First lien senior secured loan	S +	5.50%		2/2028	6,279	6,181	6,217	0.4%
Community Brands ParentCo, LLC(16)(17)(18)	First lien senior secured delayed draw term loan	S +	5.50%		2/2024	—	(6)	—	—%
Community Brands ParentCo, LLC(16)(17)	First lien senior secured revolving loan	S +	5.50%		2/2028	—	(6)	(4)	—%
Coupa Holdings, LLC(7)	First lien senior secured loan	S +	7.50%		2/2030	785	767	770	—%
Coupa Holdings, LLC(16)(17)(18)	First lien senior secured delayed draw term loan	S +	7.50%		8/2024	—	(1)	(1)	—%
Coupa Holdings, LLC(16)(17)	First lien senior secured revolving loan	S +	7.50%		2/2029	—	(1)	(1)	—%
Fullsteam Operations, LLC(8)(18)	First lien senior secured delayed draw term loan	S +	7.50 (3.00 PIK	% % )	5/2024	53,312	52,334	53,846	3.3%
Grayshift, LLC(7)(21)	First lien senior secured loan	S +	8.00%		7/2028	53,517	53,072	52,580	3.2%
Grayshift, LLC(7)(21)	First lien senior secured loan	S +	8.00%		7/2028	22,174	21,848	21,786	1.3%
Grayshift, LLC(16)(17)(21)	First lien senior secured revolving loan	S +	8.00%		7/2028	—	(46)	(102)	—%
Motus Group, LLC(7)	Second lien senior secured loan	S +	6.50%		12/2029	16,557	16,419	16,350	1.0%
Perforce Software, Inc.(7)	First lien senior secured loan	S +	4.50%		7/2026	14,813	14,554	14,553	0.9%
Quartz Acquireco, LLC (dba Qualtrics)(7)	First lien senior secured loan	S +	3.50%		6/2030	5,000	4,953	4,963	0.3%

Consolidated Schedule of Investments
As of September 30, 2023
(Amounts in thousands, except share and per share amounts)
(Unaudited)

Company(1)(2)(20)	Investment	Interest			Maturity Date	Par / Units	Amortized Cost(3)(4)	Fair Value	Percentage of Net Assets(5)
Zendesk, Inc.(8)	First lien senior secured loan	S +	6.50 (3.50 PIK	% % )	11/2028	59,564	$58,525	$58,670	3.6%
Zendesk, Inc.(16)(17)(18)	First lien senior secured delayed draw term loan	S +	6.50%		11/2024	—	(466)	(73)	—%
Zendesk, Inc.(16)(17)	First lien senior secured revolving loan	S +	6.50%		11/2028	—	(103)	(90)	—%

							426,983	430,784	26.5%
Banks
Finastra USA, Inc.(9)(21)	First lien senior secured loan	S +	7.25%		9/2029	60,413	59,814	59,809	3.7%
Finastra USA, Inc.(7)(16)(21)	First lien senior secured revolving loan	S +	7.25%		9/2029	1,327	1,264	1,264	0.1%

							61,078	61,073	3.7%
Beverages
Innovation Ventures HoldCo, LLC(7)	First lien senior secured loan	S +	6.25%		3/2027	50,000	49,315	49,375	3.0%
Building Products
EET Buyer, Inc. (dba e-Emphasys)(8)	First lien senior secured loan	S +	6.50%		11/2027	5,157	5,085	5,157	0.3%
EET Buyer, Inc. (dba e-Emphasys)(9)(16)	First lien senior secured revolving loan	S +	6.50%		11/2027	86	80	86	—%
SRS Distribution, Inc.(7)(14)	First lien senior secured loan	S +	3.50%		6/2028	4,987	4,939	4,931	0.3%

							10,104	10,174	0.6%
Buildings & Real Estate
Associations, Inc.(8)	First lien senior secured loan	S +	6.50 (2.50 PIK	% % )	7/2027	20,905	20,699	20,748	1.3%
Commercial Services & Supplies
Access CIG, LLC(7)(14)	First lien senior secured loan	S +	5.00%		8/2028	10,000	9,754	9,853	0.6%
Charter NEX US, Inc.(7)(14)	First lien senior secured loan	S +	3.75%		12/2027	10,000	9,960	9,900	0.6%
Denali BuyerCo, LLC (dba Summit Companies)(8)	First lien senior secured loan	S +	5.50%		9/2028	41,926	41,130	41,821	2.6%
SimpliSafe Holding Corporation(7)	First lien senior secured loan	S +	6.25%		5/2028	60,957	59,996	60,500	3.7%
SimpliSafe Holding Corporation(7)(16)(18)	First lien senior secured delayed draw term loan	S +	6.25%		5/2024	2,052	1,973	2,037	0.1%

							122,813	124,111	7.6%
Construction & Engineering
Dodge Construction Network LLC(8)	First lien senior secured loan	S +	4.75%		2/2029	12,344	12,190	10,060	0.6%
Engineered Machinery Holdings, Inc. (dba Duravant)(8)(14)	First lien senior secured loan	S +	3.50%		5/2028	5,985	5,928	5,948	0.4%

							18,118	16,008	1.0%
Containers & Packaging
Five Star Lower Holding LLC(8)	First lien senior secured loan	S +	4.25%		5/2029	21,656	21,385	20,790	1.3%
Tricorbraun Holdings, Inc.(7)(14)	First lien senior secured loan	S +	3.25%		3/2028	4,987	4,933	4,887	0.3%

							26,318	25,677	1.6%

Consolidated Schedule of Investments
As of September 30, 2023
(Amounts in thousands, except share and per share amounts)
(Unaudited)

Company(1)(2)(20)	Investment	Interest			Maturity Date	Par / Units	Amortized Cost(3)(4)	Fair Value	Percentage of Net Assets(5)
Diversified Consumer Services
Learning Care Group (US) No. 2 Inc.(8)(14)	First lien senior secured loan	S +	4.75%		8/2028	7,500	$7,390	$7,487	0.5%
Litera Bidco LLC(7)	First lien senior secured loan	S +	6.00%		5/2026	20,311	20,142	20,311	1.2%
Sophia, L.P.(7)	First lien senior secured loan	S +	4.25%		10/2027	9,875	9,799	9,850	0.6%

							37,331	37,648	2.3%
Diversified Financial Services
Blackhawk Network Holdings, Inc.(8)(14)	First lien senior secured loan	S +	2.75%		6/2025	3,953	3,935	3,937	0.2%
BTRS Holdings Inc. (dba Billtrust)(8)	First lien senior secured loan	S +	8.00%		12/2028	2,309	2,246	2,274	0.1%
BTRS Holdings Inc. (dba Billtrust)(8)(16)(18)	First lien senior secured delayed draw term loan	S +	8.00%		12/2024	72	72	69	—%
BTRS Holdings Inc. (dba Billtrust)(16)(17)	First lien senior secured revolving loan	S +	7.25%		12/2028	—	(6)	(4)	—%
Computer Services, Inc. (dba CSI)(8)	First lien senior secured loan	S +	6.75%		11/2029	19,900	19,537	19,801	1.2%
Deerfield Dakota Holdings(8)(14)	First lien senior secured loan	S +	3.75%		4/2027	5,198	5,067	5,062	0.3%
Helios Software Holdings, Inc. (dba ION Corporates)(8)(14)(21)	First lien senior secured loan	S +	4.25%		7/2030	5,611	5,428	5,579	0.3%
Ministry Brands Holdings, LLC(7)	First lien senior secured loan	S +	5.50%		12/2028	17,391	17,111	17,086	1.0%
Ministry Brands Holdings, LLC(7)(16)(18)	First lien senior secured delayed draw term loan	S +	5.50%		12/2023	902	852	851	0.1%
Ministry Brands Holdings, LLC(7)(16)	First lien senior secured revolving loan	S +	5.50%		12/2027	763	739	733	—%
Smarsh Inc.(9)	First lien senior secured loan	S +	6.50%		2/2029	26,667	26,447	26,600	1.6%
Smarsh Inc.(9)(16)(18)	First lien senior secured delayed draw term loan	S +	6.50%		2/2024	3,333	3,279	3,325	0.2%
Smarsh Inc.(16)(17)	First lien senior secured revolving loan	S +	6.50%		2/2029	—	(2)	(1)	—%

							84,705	85,312	5.2%
Electrical Equipment
BCPE Watson (DE) ORML, LP(9)(21)	First lien senior secured loan	S +	6.50%		7/2028	100,000	99,163	99,500	6.1%
Energy Equipment & Services
USIC Holdings, Inc.(7)(14)	First lien senior secured loan	S +	3.50%		5/2028	4,987	4,843	4,900	0.3%
Food & Staples Retailing
CFS Brands, LLC(10)	First lien senior secured loan	P +	2.00%		3/2025	8,792	8,630	8,792	0.5%
Circana Group, L.P. (fka The NPD Group, L.P.)(7)	First lien senior secured loan	S +	6.25 (2.75 PIK	% % )	12/2028	144,311	141,809	142,867	8.8%
Circana Group, L.P. (fka The NPD Group, L.P.)(7)(16)	First lien senior secured revolving loan	S +	5.75%		12/2027	1,631	1,490	1,540	0.1%

							151,929	153,199	9.4%

Consolidated Schedule of Investments
As of September 30, 2023
(Amounts in thousands, except share and per share amounts)
(Unaudited)

Company(1)(2)(20)	Investment	Interest			Maturity Date	Par / Units	Amortized Cost(3)(4)	Fair Value	Percentage of Net Assets(5)
Health Care Technology
Athenahealth Group Inc.(7)(14)	First lien senior secured loan	S +	3.25%		2/2029	20,777	$19,837	$20,356	1.2%
Color Intermediate, LLC (dba ClaimsXten)(8)	First lien senior secured loan	S +	5.50%		10/2029	39,327	38,622	38,934	2.4%
GI Ranger Intermediate, LLC (dba Rectangle Health)(8)(16)(18)	First lien senior secured delayed draw term loan	S +	5.75%		10/2023	2,376	2,280	2,302	0.1%
GHX Ultimate Parent Corporation (dba Global Healthcare Exchange)(8)(14)	First lien senior secured loan	S +	4.75%		6/2027	12,469	12,182	12,454	0.8%
Hyland Software, Inc.(7)	First lien senior secured loan	S +	6.00%		9/2030	40,490	39,884	39,882	2.4%
Hyland Software, Inc.(16)(17)	First lien senior secured revolving loan	S +	6.00%		9/2029	—	(29)	(29)	—%
Iconic IMO Merger Sub, Inc.(8)	First lien senior secured loan	S +	6.00%		5/2029	20,638	20,287	20,534	1.3%
Iconic IMO Merger Sub, Inc.(9)(16)(18)	First lien senior secured delayed draw term loan	S +	6.00%		5/2024	1,333	1,281	1,327	0.1%
Iconic IMO Merger Sub, Inc.(9)(16)	First lien senior secured revolving loan	S +	6.00%		5/2028	397	359	385	—%
Imprivata, Inc.(7)(14)	First lien senior secured loan	S +	4.25%		12/2027	20,774	20,532	20,749	1.3%
Imprivata, Inc.(7)	Second lien senior secured loan	S +	6.25%		12/2028	17,648	17,472	17,648	1.1%
Inovalon Holdings, Inc.(8)	First lien senior secured loan	S +	6.25 (2.75 PIK	% % )	11/2028	13,262	13,014	13,063	0.8%
Inovalon Holdings, Inc.(16)(17)(18)	First lien senior secured delayed draw term loan	S +	5.75%		5/2024	—	(12)	(3)	—%
Inovalon Holdings, Inc.(8)	Second lien senior secured loan	S +	10.50 PIK	%	11/2033	44,657	44,119	44,210	2.7%
Interoperability Bidco, Inc. (dba Lyniate)(8)	First lien senior secured loan	S +	7.00%		12/2026	28,265	28,135	27,983	1.7%
Interoperability Bidco, Inc. (dba Lyniate)(8)(16)	First lien senior secured revolving loan	S +	7.00%		12/2024	391	388	378	0.1%
Neptune Holdings, Inc. (dba NexTech)(9)	First lien senior secured loan	S +	6.00%		8/2030	30,882	30,117	30,110	1.8%
Neptune Holdings, Inc. (dba NexTech)(16)(17)	First lien senior secured revolving loan	S +	6.00%		8/2029	—	(102)	(103)	—%

							288,366	290,180	17.8%
Health Care Equipment & Supplies
Medline Borrower, LP(7)(14)	First lien senior secured loan	S +	3.25%		10/2028	15,282	15,055	15,231	0.9%
PerkinElmer U.S. LLC(8)	First lien senior secured loan	S +	6.75%		3/2029	11,389	11,176	11,246	0.7%

							26,231	26,477	1.6%
Health Care Providers & Services
Covetrus, Inc.(8)	Second lien senior secured loan	S +	9.25%		10/2030	25,000	24,526	24,875	1.5%
Engage Debtco Limited(8)(21)	First lien senior secured loan	S +	5.90 (2.40 PIK	% % )	7/2029	12,500	12,232	12,281	0.8%
OneOncology LLC(8)	First lien senior secured loan	S +	6.25%		6/2030	14,286	14,078	14,143	0.9%
OneOncology LLC(16)(17)(18)	First lien senior secured delayed draw term loan	S +	6.25%		12/2024	—	(32)	—	—%

Consolidated Schedule of Investments
As of September 30, 2023
(Amounts in thousands, except share and per share amounts)
(Unaudited)

Company(1)(2)(20)	Investment	Interest			Maturity Date	Par / Units	Amortized Cost(3)(4)	Fair Value	Percentage of Net Assets(5)
OneOncology LLC(16)(17)	First lien senior secured revolving loan	S +	6.25%		6/2029	—	$(41)	$(29)	—%
Plasma Buyer LLC (dba PathGroup)(8)	First lien senior secured loan	S +	5.75%		5/2029	16,846	16,560	16,509	1.0%
Plasma Buyer LLC (dba PathGroup)(16)(17)(18)	First lien senior secured delayed draw term loan	S +	5.75%		5/2024	—	(35)	(44)	—%
Plasma Buyer LLC (dba PathGroup)(8)(16)	First lien senior secured revolving loan	S +	5.75%		5/2028	378	349	340	—%
TC Holdings, LLC (dba TrialCard)(9)	First lien senior secured loan	S +	5.00%		4/2027	8,817	8,751	8,817	0.5%
TC Holdings, LLC (dba TrialCard)(16)(17)	First lien senior secured revolving loan	S +	5.00%		4/2027	—	(8)	—	—%

							76,380	76,892	4.7%
Insurance
Acrisure, LLC(8)(14)	First lien senior secured loan	S +	5.75%		2/2027	10,945	10,920	10,972	0.7%
Asurion, LLC(7)(14)	First lien senior secured loan	S +	3.25%		12/2026	15,421	14,651	15,074	0.9%
Asurion, LLC(7)(14)	Second lien senior secured loan	S +	5.25%		1/2029	29,332	27,578	25,943	1.6%
AmeriLife Holdings LLC(7)	First lien senior secured loan	S +	5.75%		8/2029	18,045	17,726	17,955	1.1%
AmeriLife Holdings LLC(9)(16)(18)	First lien senior secured delayed draw term loan	S +	5.75%		9/2024	3,008	2,943	2,993	0.2%
AmeriLife Holdings LLC(9)(16)	First lien senior secured revolving loan	S +	5.75%		8/2028	379	342	367	—%
Disco Parent, Inc. (dba Duck Creek Technologies, Inc.)(8)	First lien senior secured loan	S +	7.50%		3/2029	909	888	895	0.1%
Disco Parent, Inc. (dba Duck Creek Technologies, Inc.)(16)(17)	First lien senior secured revolving loan	S +	7.50%		3/2029	—	(2)	(1)	—%
Hub International Limited(8)(14)	First lien senior secured loan	S +	4.25%		6/2030	10,000	9,903	10,017	0.6%
Hyperion Refinance S.a.r.l (dba Howden Group)(7)(21)	First lien senior secured loan	S +	5.25%		11/2027	25,000	24,564	25,000	1.5%
Integrated Specialty Coverages, LLC(7)	First lien senior secured loan	S +	6.00%		7/2030	55,101	54,288	54,247	3.3%
Integrated Specialty Coverages, LLC(16)(17)(18)	First lien senior secured delayed draw term loan	S +	6.00%		1/2024	—	(77)	(38)	—%
Integrated Specialty Coverages, LLC(16)(17)	First lien senior secured revolving loan	S +	6.00%		7/2029	—	(86)	(92)	—%
Integrity Marketing Acquisition, LLC(8)	First lien senior secured loan	S +	5.82%		8/2026	13,246	13,210	13,246	0.8%
Integrity Marketing Acquisition, LLC(16)(17)(18)	First lien senior secured delayed draw term loan	S +	6.00%		8/2025	—	(24)	—	—%
Integrity Marketing Acquisition, LLC(16)(17)	First lien senior secured revolving loan	S +	6.50%		8/2026	—	(5)	—	—%
Peter C. Foy & Associates Insurance Services, LLC (dba PCF Insurance Services)(7)	First lien senior secured delayed draw term loan	S +	6.00%		11/2028	24,638	24,350	24,022	1.5%

							201,169	200,600	12.3%
IT Services
BCPE Nucleon (DE) SPV, LP(9)(21)	First lien senior secured loan	S +	7.00%		9/2026	22,679	22,513	22,679	1.4%
Kaseya Inc.(8)	First lien senior secured loan	S +	6.25 (2.50 PIK	% % )	6/2029	67,044	65,890	66,876	4.1%

Consolidated Schedule of Investments
As of September 30, 2023
(Amounts in thousands, except share and per share amounts)
(Unaudited)

Company(1)(2)(20)	Investment	Interest			Maturity Date	Par / Units	Amortized Cost(3)(4)	Fair Value	Percentage of Net Assets(5)
Kaseya Inc.(8)(16)(18)	First lien senior secured delayed draw term loan	S +	6.25 (2.50 PIK	% % )	6/2024	248	$212	$247	—%
Kaseya Inc.(8)(16)	First lien senior secured revolving loan	S +	6.25 (2.50 PIK	% % )	6/2029	1,019	953	1,009	0.1%
Renaissance Learning, Inc.(7)(14)	First lien senior secured loan	S +	4.75%		4/2030	916	914	908	0.1%
Saphilux S.a.r.L (dba IQ EQ)(8)(21)	First lien senior secured loan	S +	4.75%		7/2028	22,500	22,173	22,163	1.4%
Severin Acquisition, LLC (dba PowerSchool)(8)(14)	First lien senior secured loan	S +	3.00%		8/2025	16,955	16,879	16,925	1.0%
The Dun & Bradstreet Corporation(7)(14)	First lien senior secured loan	S +	2.75%		2/2026	12,966	12,966	12,937	0.8%

							142,500	143,744	8.8%
Life Sciences Tools & Services
Bamboo US BidCo LLC(7)	First lien senior secured loan	S +	6.00%		9/2030	19,692	19,102	19,102	1.2%
Bamboo US BidCo LLC(12)	First lien senior secured loan	E +	6.00%		9/2030	€12,252	12,583	12,583	0.8%
Bamboo US BidCo LLC(16)(17)(18)	First lien senior secured delayed draw term loan	S +	6.00%		3/2025	—	(46)	(46)	—%
Bamboo US BidCo LLC(16)(17)	First lien senior secured revolving loan	S +	6.00%		10/2029	—	(123)	(123)	—%
Bracket Intermediate Holding Corp.(8)(14)	First lien senior secured loan	S +	5.00%		5/2028	19,950	19,390	19,904	1.2%
Phoenix Newco, Inc. (dba Parexel)(7)	Second lien senior secured loan	S +	6.50%		11/2029	5,000	4,913	4,963	0.3%

							55,819	56,383	3.5%
Professional Services
AQ Carver Buyer, Inc. (dba CoAdvantage)(9)	First lien senior secured loan	S +	5.50%		8/2029	10,000	9,804	9,825	0.6%
Certinia, Inc.(9)	First lien senior secured loan	S +	7.25%		8/2029	44,118	43,251	43,235	2.7%
Certinia, Inc.(16)(17)	First lien senior secured revolving loan	S +	7.25%		8/2029	—	(115)	(118)	—%
EP Purchaser, LLC (dba Entertainment Partners)(8)	First lien senior secured loan	S +	4.50%		11/2028	4,975	4,786	4,788	0.3%
Omnia Partners, LLC(8)(14)	First lien senior secured loan	S +	4.25%		7/2030	1,828	1,810	1,829	0.1%
Omnia Partners, LLC(14)(16)(17)(18)	First lien senior secured delayed draw term loan	S +	4.25%		1/2024	—	(2)	—	—%
Proofpoint, Inc.(7)(14)	First lien senior secured loan	S +	3.25%		8/2028	4,987	4,939	4,941	0.3%
Proofpoint, Inc.(7)(14)	Second lien senior secured loan	S +	6.25%		8/2029	7,572	7,572	7,579	0.5%
Sensor Technology Topco, Inc. (dba Humanetics)(8)	First lien senior secured loan	S +	7.00 (2.00 PIK	% % )	5/2026	23,427	23,271	23,368	1.4%
Sensor Technology Topco, Inc. (dba Humanetics)(13)	First lien senior secured loan	E +	7.00 (2.25 PIK	% % )	5/2026	€4,220	4,554	4,457	0.3%
Sensor Technology Topco, Inc. (dba Humanetics)(7)(16)	First lien senior secured revolving loan	S +	6.50%		5/2026	837	823	832	0.1%
Sovos Compliance, LLC(7)(14)	First lien senior secured loan	S +	4.50%		8/2028	23,667	22,933	23,258	1.4%

							123,626	123,994	7.6%

Consolidated Schedule of Investments
As of September 30, 2023
(Amounts in thousands, except share and per share amounts)
(Unaudited)

Company(1)(2)(20)	Investment	Interest			Maturity Date	Par / Units	Amortized Cost(3)(4)	Fair Value	Percentage of Net Assets(5)
Pharmaceuticals
Pacific BidCo Inc.(8)(21)	First lien senior secured loan	S +	5.75 (3.11 PIK	% % )	8/2029	8,664	$8,476	$8,556	0.5%
Pacific BidCo Inc.(16)(17)(18)(21)	First lien senior secured delayed draw term loan	S +	5.75%		8/2025	—	(10)	—	—%

							8,466	8,556	0.5%
Real Estate Management & Development
Entrata, Inc.(7)	First lien senior secured loan	S +	6.00%		7/2030	34,487	33,981	33,970	2.1%
Entrata, Inc.(16)(17)	First lien senior secured revolving loan	S +	6.00%		7/2028	—	(56)	(59)	—%
RealPage, Inc.(7)(14)	First lien senior secured loan	S +	3.00%		4/2028	15,414	15,063	15,221	0.9%
RealPage, Inc.(7)(14)	Second lien senior secured loan	S +	6.50%		4/2029	25,000	24,706	25,033	1.5%

							73,694	74,165	4.6%
Systems Software
Activate Holdings (US) Corp. (dba Absolute Software)(8)(21)	First lien senior secured loan	S +	6.75%		7/2030	39,739	38,662	38,647	2.4%
Activate Holdings (US) Corp. (dba Absolute Software)(16)(17)(21)	First lien senior secured revolving loan	S +	6.75%		7/2030	—	(81)	(83)	—%
Appfire Technologies, LLC(8)	First lien senior secured loan	S +	5.50%		3/2027	7,040	7,002	7,004	0.4%
Appfire Technologies, LLC(16)(17)(18)	First lien senior secured delayed draw term loan	S +	5.50%		6/2024	—	(109)	—	—%
Appfire Technologies, LLC(16)(17)	First lien senior secured revolving loan	S +	5.50%		3/2027	—	(18)	(8)	—%
Barracuda Networks, Inc.(8)(14)	First lien senior secured loan	S +	4.50%		8/2029	60,085	58,462	59,418	3.6%
Barracuda Networks, Inc.(8)	Second lien senior secured loan	S +	7.00%		8/2030	55,875	54,350	52,243	3.2%
Delta TopCo, Inc. (dba Infoblox, Inc.)(9)(14)	First lien senior secured loan	S +	3.75%		12/2027	25,295	24,164	25,014	1.5%
Fortra, LLC (f/k/a Help/Systems Holdings, Inc.)(8)(14)	First lien senior secured loan	S +	4.00%		11/2026	14,770	14,106	14,121	0.9%
Fortra, LLC (f/k/a Help/Systems Holdings, Inc.)(9)	Second lien senior secured loan	S +	6.75%		11/2027	20,000	19,804	17,950	1.1%
Oranje Holdco, Inc. (dba KnowBe4)(8)	First lien senior secured loan	S +	7.75%		2/2029	4,273	4,214	4,230	0.3%
Oranje Holdco, Inc. (dba KnowBe4)(16)(17)	First lien senior secured revolving loan	S +	7.75%		2/2029	—	(7)	(5)	—%
Ping Identity Holding Corp.(7)	First lien senior secured loan	S +	7.00%		10/2029	21,818	21,522	21,709	1.3%
Ping Identity Holding Corp.(16)(17)	First lien senior secured revolving loan	S +	7.00%		10/2028	—	(28)	(11)	(0.1)%
Rubrik, Inc.(8)(18)	First lien senior secured loan	S +	7.00%		6/2028	46,771	45,863	46,303	2.8%
Rubrik, Inc.(8)(16)(18)	First lien senior secured delayed draw term loan	S +	7.00%		6/2028	660	596	595	—%
SailPoint Technologies Holdings, Inc.(7)	First lien senior secured loan	S +	6.25%		8/2029	114,100	111,971	113,244	7.0%
SailPoint Technologies Holdings, Inc.(16)(17)	First lien senior secured revolving loan	S +	6.25%		8/2028	—	(177)	(82)	(0.1)%
Securonix, Inc.(8)	First lien senior secured loan	S +	6.50%		4/2028	19,774	19,614	18,736	1.2%
Securonix, Inc.(16)(17)	First lien senior secured revolving loan	S +	6.50%		4/2028	—	(27)	(187)	—%

Consolidated Schedule of Investments
As of September 30, 2023
(Amounts in thousands, except share and per share amounts)
(Unaudited)

Company(1)(2)(20)	Investment	Interest			Maturity Date	Par / Units	Amortized Cost(3)(4)	Fair Value	Percentage of Net Assets(5)
Talon MidCo 2 Limited (dba Tufin)(8)(21)	First lien senior secured loan	S +	7.69%		8/2028	28,223	$27,750	$27,729	1.7%
Talon MidCo 2 Limited (dba Tufin)(16)(18)(21)	First lien senior secured delayed draw term loan	S +	7.69%		8/2024	—	—	(6)	—%
Talon MidCo 2 Limited (dba Tufin)(16)(17)(21)	First lien senior secured revolving loan	S +	7.00%		8/2028	—	(22)	(24)	—%

							447,611	446,537	27.4%

Total non-controlled/non-affiliated portfolio company debt investments							$2,616,343	$2,625,775	161.2%

Equity Investments
Application Software
Project Alpine Co-Invest Fund, L.P.(19)(21)(23)	L.P. Interest	N/A	N/A		N/A	7	6,670	7,316	0.4%
Zoro TopCo, Inc.(15)(23)	Series A Preferred Equity	N/A	12.50 PIK	%	N/A	8,057	8,409	8,505	0.5%
Zoro TopCo, L.P.(19)(23)	Class A Common Units	N/A	N/A		N/A	671,414	6,714	7,045	0.4%

							21,793	22,866	1.4%
Health Care Technology
Minerva Holdco, Inc.(15)(23)	Senior A Preferred Stock	N/A	10.75 PIK	%	N/A	45	45,699	43,816	2.7%
Orange Blossom Parent, Inc.(19)(23)	Common Units	N/A	N/A		N/A	16,667	1,667	1,710	0.1%

							47,366	45,526	2.8%
Insurance
Accelerate Topco Holdings, LLC(19)(23)	Common Units	N/A	N/A		N/A	12,822	354	404	—%
Hub International(19)(23)	Class A Common Units	N/A	N/A		N/A	3,731	7,500	7,500	0.5%

							7,854	7,904	0.5%
IT Services
Knockout Intermediate Holdings I Inc. (dba Kaseya Inc.)(15)(23)	Perpetual Preferred Stock	N/A	11.75 PIK	%	N/A	50,000	55,076	56,028	3.4%
Systems Software
Elliott Alto Co-Investor Aggregator L.P.(19)(21)(23)	L.P. Interest	N/A	N/A		N/A	7,836	7,882	7,424	0.5%
Picard Holdco, Inc.(8)(23)	Senior A Preferred Stock	S +	12.00%		N/A	57,364	55,958	50,623	3.1%
Halo Parent Newco, LLC(15)(23)	Class H PIK Preferred Equity	N/A	11.00 PIK	%	N/A	10,914	11,338	9,723	0.6%
Project Hotel California Co-Invest Fund, L.P.(19)(21)(23)	L.P. Interest	N/A	N/A		N/A	6,711,769	6,717	7,011	0.4%
Securiti, Inc.(19)(23)	Series C Preferred Shares	N/A	N/A		N/A	1,262,785	10,002	9,298	0.6%

							91,897	84,079	5.2%

Total non-controlled/non-affiliated portfolio company equity investments							$223,986	$216,403	13.3%

Total non-controlled/non-affiliated portfolio company investments							$2,840,329	$2,842,178	174.5%

Consolidated Schedule of Investments
As of September 30, 2023
(Amounts in thousands, except share and per share amounts)
(Unaudited)

Company(1)(2)(20)	Investment	Interest		Maturity Date	Par / Units	Amortized Cost(3)(4)	Fair Value	Percentage of Net Assets(5)
Non-controlled/affiliated portfolio company equity investments
Equity Investments
Pharmaceuticals
LSI Financing 1 DAC(21)(22)(23)	Preferred Equity	N/A	N/A	N/A	13,789,488	$12,585	$12,874	0.8%

Total non-controlled/affiliated portfolio company equity investments						$12,585	$12,874	0.8%

Total Investments						$2,852,914	$2,855,052	175.3%

(1)	Certain portfolio company investments are subject to contractual restrictions on sales.
(2)	Unless otherwise indicated, all investments are considered Level 3 investments. See Note 5 “Fair Value of Investments”.
(3)	The amortized cost represents the original cost adjusted for the amortization or accretion of premium or discount, as applicable, on debt investments using the effective interest method.
(4)
As of September 30, 2023, the net estimated unrealized gain for U.S. federal income tax purposes was $25.9 million based on a tax cost basis of $2.8 billion. As of September 30, 2023, there was no estimated aggregatete gross unrealized loss for U.S federal income tax purposes and the estimated aggregate gross unrealized gain for U.S. federal income tax purposes was $25.9 million.

(5)	Totals presented may differ than actuals due to rounding.
(6)
Unless otherwise indicated, loan contains a variable rate structure and may be subject to an interest rate floor. Variable rate loans bear interest at a rate that may be determined by reference to Secured Overnight Financing Rate (“SOFR” or “S”) (which can include one-,
three-, or
six-
SOFR), an Sterling Overnight Interbank Average Rate (“SONIA” or “SA”), Euro Interbank Offered Rate (“EURIBOR” or “E”, which can include one-,
two-,
three- or
six-month
EURIBOR), or an alternate base rate (which can include the Prime Rate (“PRIME” or “P”) at the borrower’s option, and which reset periodically based on the terms of the loan agreement.

(7)	The interest rate on these loans is subject to 1 month SOFR, which as of September 30, 2023 was 5.32%.
(8)	The interest rate on these loans is subject to 3 month SOFR, which as of September 30, 2023 was 5.40%.
(9)	The interest rate on these loans is subject to 6 month SOFR, which as of September 30, 2023 was 5.47%.
(10)	The interest rate on these loans is subject to PRIME, which as of September 30, 2023 was 8.50%.
(11)	The interest rate on these loans is subject to SONIA, which as of September 30, 2023 was 5.19%.
(12)	The interest rate on these loans is subject to 1 month EURIBOR, which as of September 30, 2023 was 3.85%.
(13)	The interest rate on these loans is subject to 3 month EURIBOR, which as of September 30, 2023 was 3.95%.
(14)	Level 2 investment.
(15)	Contains a fixed rate structure.
(16)	Position or portion thereof is an unfunded loan or equity commitment. See Note 7 “Commitments and Contingencies”.
(17)
The negative cost is the result of the capitalized discount being greater than the principal amount outstanding on the loan. The negative fair value is the result of the capitalized discount on the loan.

(18)	The date disclosed represents the commitment period of the unfunded term loan. Upon expiration of the commitment period, the funded portion of the term loan may be subject to a longer maturity date.
(19)	Investment is non-income producing.
(20)
Unless otherwise indicated, the Company’s portfolio companies are pledged as collateral supporting the amounts outstanding under the Revolving Credit Facility, SPV Asset Facility I or SPV Asset Facility II. See Note 6 “Debt”.

(21)
This portfolio company is not a qualifying asset under Section 55(a) of the Investment Company Act of 1940, as amended (the “1940 Act”). Under the 1940 Act, the Company may not acquire any non-qualifying
asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of total assets. As of September 30, 2023, non-qualifying
assets represented 16.3% of total assets as calculated in accordance with the regulatory requirements.

Consolidated Schedule of Investments
As of September 30, 2023
(Amounts in thousands, except share and per share amounts)
(Unaudited)

(22)
Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Company is deemed to be an “Affiliated Person” of, as defined in the 1940 Act, this portfolio company, as the Company owns more than 5% but less than 25% of the portfolio company’s outstanding voting securities or has the power to exercise control over management or policies of such portfolio company, including through a management agreement. Transactions during the nine months ended September 30, 2023 in which the Company was an Affiliated Person of the portfolio company are as follows:

Company	Fair Value at December 31, 2022	Gross Additions (a)	Gross Reductions (b)	Net Change in Unrealized Gain/(Loss)	Fair Value at September 30, 2023	Interest Income	Dividend Income	Other Income
Non-controlled Affiliates
LSI Financing 1 DAC	$4,013	$9,776	$(1,236)	$321	$12,874	$—	$138	$—

Total Non-controlled Affiliates	$4,013	$9,776	$(1,236)	$321	$12,874	$—	$138	$—

(a)
Gross additions include increases in the cost basis of investments resulting from new investments, payment-in-kind
interest or dividends, and the amortization of any unearned income or discounts on equity investments, as applicable.

(b)
Gross reductions include decreases in the cost basis of investments resulting from principal collections related to investment repayments or sales, and the amortization of any premiums on equity investments, as applicable.

(23)
Security acquired in transaction exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), and may be deemed to be “restricted securities” under the Securities Act. As of September 30, 2023, the aggregate fair value of these securities is $229.3 million or 14.1% of the Company’s net assets. The acquisition dates of the restricted securities are as follows:

Portfolio Company	Investment	Acquisition Date
Project Hotel California Co-Invest Fund, L.P.	L.P. Interest	August 09, 2022
Halo Parent Newco, LLC	Class H PIK Preferred Equity	May 4, 2022
Elliott Alto Co-Investor Aggregator L.P.	L.P. Interest	September 28, 2022
Knockout Intermediate Holdings I, Inc. (dba Kaseya)	Perpetual Preferred Stock	June 23, 2022
Minerva Holdco, Inc.	Senior A Preferred Stock	May 2, 2022
Picard Holdco, Inc.	Senior A Preferred Stock	September 30, 2022
Project Alpine Co-Invest Fund, L.P.	L.P. Interest	June 10, 2022
Securiti, Inc.	Series C Preferred Shares	July 28.2022
Accelerate Topco Holdings, LLC	Common Units	September 01, 2022
Orange Blossom Parent, Inc.	Common Units	July 29, 2022
Zoro TopCo, Inc.	Series A Preferred Equity	November 22, 2022
Zoro TopCo, L.P.	Class A Common Units	November 22, 2022
LSI Financing 1 DAC*	Preferred Equity	December 14, 2022
Hub International	Class A Common Units	September 14, 2023

*	Refer to Note 3 “Agreements and Related Party Transactions – Controlled/Affiliated Portfolio Companies”.
The accompanying notes are an integral part of these consolidated financial statements.

Blue Owl Technology Income Corp.
Consolidated Schedule of Investments
As of December 31, 2022
(Amounts in thousands, except share and per share amounts)

Company(1)(2)(19)	Investment	Interest			Maturity Date	Par / Units	Amortized Cost(3)(4)	Fair Value	Percentage of Net Assets
Non-controlled/non-affiliated portfolio company investments
Debt Investments(5)
Aerospace & Defense
ManTech International Corporation(10)	First lien senior secured loan	S +	5.75%		9/2029	$43,895	$43,045	$43,017	2.1%
ManTech International Corporation(15)(16)(17)	First lien senior secured delayed draw term loan	S +	5.75%		9/2024	—	(100)	(104)	—%
ManTech International Corporation(15)(16)	First lien senior secured revolving loan	S +	5.75%		9/2028	—	(106)	(112)	—%

							42,839	42,801	2.1%
Application Software
Anaplan, Inc.(9)	First lien senior secured loan	S +	6.50%		6/2029	$90,055	89,203	89,829	4.4%
Anaplan, Inc.(15)(16)	First lien senior secured revolving loan	S +	6.50%		6/2028	—	(59)	(16)	—%
Armstrong Bidco Limited(12)(20)	First lien senior secured loan	SA +	5.25%		6/2029	31,962	31,919	31,562	1.5%
Armstrong Bidco Limited(12)(15)(17)(20)	First lien senior secured delayed draw term loan	SA +	5.25%		6/2025	12,942	12,914	12,780	0.6%
Avalara, Inc.(10)	First lien senior secured loan	S +	7.25%		10/2028	22,727	22,395	22,386	1.1%
Avalara, Inc.(15)(16)	First lien senior secured revolving loan	S +	7.25%		10/2028	—	(33)	(34)	—%
Certify, Inc.(6)	First lien senior secured loan	L +	5.50%		2/2024	11,408	11,260	11,408	0.6%
Community Brands ParentCo, LLC(9)	First lien senior secured loan	S +	5.75%		2/2028	6,327	6,215	6,232	0.3%
Community Brands ParentCo, LLC(15)(16)(17)	First lien senior secured delayed draw term loan	S +	5.75%		2/2024	—	(6)	(4)	—%
Community Brands ParentCo, LLC(15)(16)	First lien senior secured revolving loan	S +	5.75%		2/2028	—	(6)	(6)	—%
Fullsteam Operations, LLC(7)(15)(17)	First lien senior secured delayed draw term loan	L +	7.50 (3.00 PIK	% % )	5/2024	30,606	29,700	29,971	1.5%
Grayshift, LLC(9)	First lien senior secured loan	S +	7.50%		7/2028	53,923	53,423	53,518	2.6%
Grayshift, LLC(15)(16)	First lien senior secured revolving loan	S +	7.50%		7/2028	—	(53)	(44)	—%
Motus Group, LLC(6)	Second lien senior secured loan	L +	6.50%		12/2029	16,557	16,408	16,226	0.8%
Perforce Software, Inc.(9)	First lien senior secured loan	S +	4.50%		7/2026	14,925	14,602	14,701	0.7%
Zendesk, Inc.(10)	First lien senior secured loan	S +	6.50%		11/2028	58,534	57,379	57,070	2.8%
Zendesk, Inc.(15)(16)(17)	First lien senior secured delayed draw term loan	S +	6.50%		11/2024	—	(534)	(220)	—%
Zendesk, Inc.(15)(16)	First lien senior secured revolving loan	S +	6.50%		11/2028	—	(118)	(151)	—%

							344,609	345,208	16.9%
Beverages
Innovation Ventures HoldCo, LLC(9)	First lien senior secured loan	S +	6.25%		3/2027	$50,000	49,180	49,000	2.4%

Blue Owl Technology Income Corp.
Consolidated Schedule of Investments
As of December 31, 2022
(Amounts in thousands, except share and per share amounts)

Company(1)(2)(19)	Investment	Interest			Maturity Date	Par / Units	Amortized Cost(3)(4)	Fair Value	Percentage of Net Assets
Buildings & Real Estate
Associations, Inc.(10)	First lien senior secured loan	S +	6.50 (2.50 PIK	% % )	7/2027	$20,512	$20,273	$20,461	1.0%
Commercial Services & Supplies
Denali BuyerCo, LLC (dba Summit Companies)(7)	First lien senior secured loan	L +	5.75%		9/2028	$42,245	41,363	41,823	2.0%
SimpliSafe Holding Corporation(9)	First lien senior secured loan	S +	6.25%		5/2028	61,420	60,299	60,652	3.0%
SimpliSafe Holding Corporation(15)(16)(17)	First lien senior secured delayed draw term loan	S +	6.25%		5/2024	—	(69)	(19)	—%

							101,593	102,456	5.0%
Construction & Engineering
Dodge Construction Network(11)	First lien senior secured loan	S +	4.75%		2/2029	$12,438	12,267	10,572	0.5%
Containers & Packaging
Five Star Lower Holding LLC(11)	First lien senior secured loan	S +	4.25%		5/2029	$21,820	21,519	21,275	1.0%
Diversified Consumer Services
Litera Bidco LLC(9)	First lien senior secured loan	S +	6.00%		5/2026	$20,467	20,256	20,467	1.0%
Sophia, L.P.(9)	First lien senior secured loan	S +	4.25%		10/2027	9,950	9,861	9,925	0.5%

							30,117	30,392	1.5%
Diversified Financial Services
BTRS Holdings Inc. (dba Billtrust)(10)	First lien senior secured loan	S +	7.25%		12/2028	$2,309	2,240	2,244	0.1%
BTRS Holdings Inc. (dba Billtrust)(15)(17)	First lien senior secured delayed draw term loan	S +	7.25%		12/2024	—	—	(5)	—%
BTRS Holdings Inc. (dba Billtrust)(15)(16)	First lien senior secured revolving loan	S +	7.25%		12/2028	—	(7)	(7)	—%
Ministry Brands Holdings, LLC(6)	First lien senior secured loan	L +	5.50%		12/2028	17,523	17,212	17,085	0.8%
Ministry Brands Holdings, LLC(15)(16)(17)	First lien senior secured delayed draw term loan	L +	5.50%		12/2023	—	(48)	(85)	—%
Ministry Brands Holdings, LLC(6)(15)	First lien senior secured revolving loan	L +	5.50%		12/2027	847	819	805	—%
Smarsh Inc.(11)	First lien senior secured loan	S +	6.50%		2/2029	26,667	26,426	26,400	1.3%
Smarsh Inc.(11)(15)(17)	First lien senior secured delayed draw term loan	S +	6.50%		2/2024	3,333	3,271	3,300	0.2%
Smarsh Inc.(15)(16)	First lien senior secured revolving loan	S +	6.50%		2/2029	—	(15)	(17)	—%

							49,898	49,720	2.4%
Electrical Equipment
BCPE Watson (DE) ORML, LP(11)(20)	First lien senior secured loan	S +	6.50%		7/2028	$100,000	99,064	99,000	4.8%

Blue Owl Technology Income Corp.
Consolidated Schedule of Investments
As of December 31, 2022
(Amounts in thousands, except share and per share amounts)

Company(1)(2)(19)	Investment	Interest			Maturity Date	Par / Units	Amortized Cost(3)(4)	Fair Value	Percentage of Net Assets
Food & Staples Retailing
CFS Brands, LLC(11)	First lien senior secured loan	S +	3.00%		3/2025	$8,859	$8,620	$8,372	0.4%
The NPD Group, L.P.(9)	First lien senior secured loan	S +	6.25 (2.75 PIK	% % )	12/2028	142,301	139,514	139,456	6.8%
The NPD Group, L.P.(9)(15)	First lien senior secured revolving loan	S +	5.75%		12/2027	1,087	920	906	0.1%

							149,054	148,734	7.3%
Health Care Technology
Athenahealth Group Inc.(9)(13)	First lien senior secured loan	S +	3.50%		2/2029	$7,096	6,736	6,390	0.3%
Athenahealth Group Inc.(13)(15)(16)(17)	First lien senior secured delayed draw term loan	S +	3.50%		8/2023	—	(43)	(83)	—%
Color Intermediate, LLC (dba ClaimsXten)(10)	First lien senior secured loan	S +	5.50%		10/2029	39,525	38,755	38,735	1.9%
GI Ranger Intermediate, LLC (dba Rectangle Health)(10)(15)(17)	First lien senior secured delayed draw term loan	S +	6.00%		10/2023	2,394	2,283	2,220	0.1%
Hyland Software, Inc.(6)	Second lien senior secured loan	L +	6.25%		7/2025	7,187	7,111	6,792	0.3%
Iconic IMO Merger Sub, Inc.(11)	First lien senior secured loan	S +	6.00%		5/2029	20,794	20,407	20,534	1.0%
Iconic IMO Merger Sub, Inc.(15)(16)(17)	First lien senior secured delayed draw term loan	S +	6.00%		5/2024	—	(45)	(12)	—%
Iconic IMO Merger Sub, Inc.(11)(15)	First lien senior secured revolving loan	S +	6.00%		5/2028	472	427	440	—%
Imprivata, Inc.(9)(13)	First lien senior secured loan	S +	4.25%		12/2027	5,393	5,256	5,191	0.3%
Imprivata, Inc.(9)	Second lien senior secured loan	S +	6.25%		12/2028	17,648	17,472	17,207	0.8%
Inovalon Holdings, Inc.(7)	First lien senior secured loan	L +	6.25 (2.75 PIK	% % )	11/2028	12,990	12,715	12,665	0.6%
Inovalon Holdings, Inc.(15)(16)(17)	First lien senior secured delayed draw term loan	L +	5.75%		5/2024	—	(14)	(17)	—%
Inovalon Holdings, Inc.(7)	Second lien senior secured loan	L +	10.50 PIK	%	11/2033	39,698	39,144	39,102	1.9%
Interoperability Bidco, Inc. (dba Lyniate)(10)	First lien senior secured loan	S +	7.00%		12/2026	28,480	28,323	28,267	1.5%
Interoperability Bidco, Inc. (dba Lyniate)(10)(15)	First lien senior secured revolving loan	S +	7.00%		12/2024	652	647	642	—%

							179,174	178,073	8.7%
Health Care Equipment & Supplies
Medline Borrower, LP(6)(13)	First lien senior secured loan	L +	3.25%		10/2028	$4,342	4,147	4,121	0.2%
Health Care Providers & Services
CVET Midco 2, L.P.(10)	Second lien senior secured loan	S +	9.25%		10/2030	$25,000	24,498	24,490	1.2%
Engage Debtco Limited(10)(20)	First lien senior secured loan	S +	5.75%		7/2029	12,500	12,205	12,219	0.6%
Plasma Buyer LLC (dba PathGroup)(9)	First lien senior secured loan	S +	5.75%		5/2029	16,974	16,658	16,677	0.8%

Blue Owl Technology Income Corp.
Consolidated Schedule of Investments
As of December 31, 2022
(Amounts in thousands, except share and per share amounts)

Company(1)(2)(19)	Investment	Interest		Maturity Date	Par / Units	Amortized Cost(3)(4)	Fair Value	Percentage of Net Assets
Plasma Buyer LLC (dba PathGroup)(15)(16)(17)	First lien senior secured delayed draw term loan	S +	5.75%	5/2024	$—	$(40)	$(33)	—%
Plasma Buyer LLC (dba PathGroup)(15)(16)	First lien senior secured revolving loan	S +	5.75%	5/2028	—	(34)	(33)	—%
TC Holdings, LLC (dba TrialCard)(10)	First lien senior secured loan	S +	5.00%	4/2027	8,884	8,806	8,862	0.4%
TC Holdings, LLC (dba TrialCard)(15)(16)	First lien senior secured revolving loan	S +	5.00%	4/2027	—	(9)	(3)	—%

						62,084	62,179	3.0%
Insurance
Asurion, LLC(6)(13)	Second lien senior secured loan	L +	5.25%	1/2029	$29,332	27,401	22,671	1.2%
AmeriLife Holdings LLC(10)	First lien senior secured loan	S +	5.75%	8/2029	18,182	17,831	17,864	0.9%
AmeriLife Holdings LLC(11)(15)(17)	First lien senior secured delayed draw term loan	S +	5.75%	9/2024	3,030	2,958	2,966	0.1%
AmeriLife Holdings LLC(15)(16)	First lien senior secured revolving loan	S +	5.75%	8/2028	—	(43)	(40)	—%
Hyperion Refinance S.a.r.l (dba Howden Group)(9)(20)	First lien senior secured loan	S +	5.25%	11/2027	7,286	7,144	7,140	0.3%
Hyperion Refinance S.a.r.l (dba Howden Group)(15)(17)(20)	First lien senior secured delayed draw term loan	S +	5.25%	4/2023	—	—	—	—%
Peter C. Foy & Associates Insurance Services, LLC (dba PCF Insurance Services)(11)	First lien senior secured delayed draw term loan	S +	6.00%	11/2028	24,826	24,493	24,764	1.2%

						79,784	75,365	3.7%
IT Services
BCPE Nucleon (DE) SPV, LP(8)(20)	First lien senior secured loan	L +	7.00%	9/2026	$22,679	22,480	22,622	1.1%
Knockout Intermediate Holdings I Inc. (dba Kaseya Inc.)(10)	First lien senior secured loan	S +	5.75%	6/2029	66,900	65,638	66,231	3.2%
Knockout Intermediate Holdings I Inc. (dba Kaseya Inc.)(15)(16)(17)	First lien senior secured delayed draw term loan	S +	5.75%	6/2024	—	(37)	—	—%
Knockout Intermediate Holdings I Inc. (dba Kaseya Inc.)(15)(16)	First lien senior secured revolving loan	S +	5.75%	6/2029	—	(75)	(41)	—%

						88,006	88,812	4.3%
Life Sciences Tools & Services
Phoenix Newco, Inc. (dba Parexel)(6)	Second lien senior secured loan	L +	6.50%	11/2029	$5,000	4,906	4,900	0.2%
Professional Services
Sovos Compliance, LLC(6)(13)	First lien senior secured loan	L +	4.50%	8/2028	$8,314	8,131	7,649	0.4%
Pharmaceuticals
Pacific BidCo Inc.(10)(20)	First lien senior secured loan	S +	5.75%	8/2029	$8,590	8,385	8,397	0.4%
Pacific BidCo Inc.(15)(16)(17)(20)	First lien senior secured delayed draw term loan	S +	5.75%	8/2025	—	(11)	(10)	—%

						8,374	8,387	0.4%

Blue Owl Technology Income Corp.
Consolidated Schedule of Investments
As of December 31, 2022
(Amounts in thousands, except share and per share amounts)

Company(1)(2)(19)	Investment	Interest		Maturity Date	Par / Units	Amortized Cost(3)(4)	Fair Value	Percentage of Net Assets
Real Estate Management & Development
RealPage, Inc.(6)	Second lien senior secured loan	L +	6.50%	4/2029	$25,000	$24,679	$23,937	1.2%
Road & Rail
Lazer Spot Holdings, Inc. (f/k/a Lazer Spot GB Holdings, Inc.)(7)(17)	First lien senior secured delayed draw term loan	L +	5.75%	8/2023	$4,711	4,651	4,711	0.2%
Specialty Retail
CDK Global, Inc.(10)(13)	First lien senior secured loan	S +	4.50%	7/2029	$40,000	38,867	39,592	1.9%
Systems Software
Appfire Technologies, LLC(10)	First lien senior secured delayed draw term loan	S +	5.50%	3/2027	$1,996	1,984	1,981	0.1%
Appfire Technologies, LLC(15)(16)(17)	First lien senior secured delayed draw term loan	S +	5.50%	6/2024	—	(123)	—	—%
Appfire Technologies, LLC(10)(15)	First lien senior secured revolving loan	S +	5.50%	3/2027	93	72	81	—%
Barracuda Networks, Inc.(10)(13)	First lien senior secured loan	S +	4.50%	8/2029	45,000	43,707	43,313	2.1%
Barracuda Networks, Inc.(10)	Second lien senior secured loan	S +	7.00%	8/2030	55,875	54,248	53,361	2.6%
Computer Services, Inc. (dba CSI)(10)	First lien senior secured loan	S +	6.75%	11/2029	20,000	19,605	19,600	1.0%
Delta TopCo, Inc. (dba Infoblox, Inc.)(10)(13)	First lien senior secured loan	S +	3.75%	12/2027	9,949	9,451	9,166	0.4%
Fortra, LLC (f/k/a Help/Systems Holdings, Inc.)(10)(13)	First lien senior secured loan	S +	4.00%	11/2026	14,885	14,215	13,359	0.7%
Fortra, LLC (f/k/a Help/Systems Holdings, Inc.)(10)	Second lien senior secured loan	S +	6.75%	11/2027	20,000	19,804	18,000	0.9%
Ping Identity Holding Corp.(9)	First lien senior secured loan	S +	7.00%	10/2029	21,818	21,498	21,491	1.1%
Ping Identity Holding Corp.(15)(16)	First lien senior secured revolving loan	S +	7.00%	10/2028	—	(32)	(33)	—%
Rubrik, Inc.(11)	First lien senior secured loan	S +	6.50%	6/2027	28,269	27,754	27,987	1.3%
Rubrik, Inc.(10)(15)(17)	First lien senior secured delayed draw term loan	S +	7.00%	6/2027	1,374	1,374	1,342	0.1%
SailPoint Technologies Holdings, Inc.(9)	First lien senior secured loan	S +	6.25%	8/2029	114,100	111,782	111,818	5.5%
SailPoint Technologies Holdings, Inc.(15)(16)	First lien senior secured revolving loan	S +	6.25%	8/2028	—	(204)	(218)	—%
Securonix, Inc.(10)	First lien senior secured loan	S +	6.50%	4/2028	19,774	19,593	19,576	0.9%
Securonix, Inc.(15)(16)	First lien senior secured revolving loan	S +	6.50%	4/2028	—	(32)	(36)	—%
Talon MidCo 2 Limited (dba Tufin)(11)(20)	First lien senior secured loan	S +	7.69%	8/2028	27,641	27,117	27,157	1.3%
Talon MidCo 2 Limited (dba Tufin)(15)(17)(20)	First lien senior secured delayed draw term loan	S +	7.69%	8/2024	—	—	(2)	—%
Talon MidCo 2 Limited (dba Tufin)(15)(16)(20)	First lien senior secured revolving loan	S +	7.69%	8/2028	—	(26)	(24)	—%

						371,787	367,919	18.0%

Total non-controlled/non-affiliated portfolio company debt investments						$1,795,003	$1,785,264	87.4%

Blue Owl Technology Income Corp.
Consolidated Schedule of Investments
As of December 31, 2022
(Amounts in thousands, except share and per share amounts)

Company(1)(2)(19)	Investment	Interest			Maturity Date	Par / Units	Amortized Cost(3)(4)	Fair Value	Percentage of Net Assets
Equity Investments
Application Software
Project Alpine Co-Invest, Fund, L.P.(18)(20)(22)	L.P. Interest	N/A	N/A		N/A	$6,666,667	$6,670	$6,667	0.3%
Zoro TopCo, Inc. (dba Zendesk)(14)(22)	Series A Preferred Equity	N/A	12.50 PIK	%	N/A	8,057	7,775	7,775	0.4%
Zoro TopCo, L.P. (dba Zendesk)(18)(22)	Class A Common Units	N/A	N/A		N/A	671,414	6,714	6,714	0.3%

							21,159	21,156	1.0%
Health Care Technology
Minerva Holdco, Inc.(14)(22)	Senior A Preferred Stock	N/A	10.75 PIK	%	N/A	42,758	42,039	38,483	1.9%
Orange Blossom Parent, Inc.(18)(22)	Common Units	N/A	N/A		N/A	16,667	1,667	1,667	0.1%

							43,706	40,150	2.0%
Insurance
Accelerate Topco Holdings, LLC(18)(22)	Common Units	N/A	N/A		N/A	12,320	340	340	—%
IT Services
Knockout Intermediate Holdings I Inc. (dba Kaseya)(14)(22)	Perpetual Preferred Stock	N/A	11.75 PIK	%	N/A	50,000	48,812	49,375	2.4%
Systems Software
Elliott Alto Co-Investor Aggregator L.P.(18)(20)(22)	L.P. Interest	N/A	N/A		N/A	7,836	7,859	7,835	0.4%
Picard Holdco, Inc.(10)(22)	Senior A Preferred Stock	S +	12.00 (12.00 PIK	% % )	N/A	64,242	62,419	62,316	3.0%
Halo Parent Newco, LLC(14)(22)	Class H PIK Preferred Equity	N/A	11.00 PIK	%	N/A	10,610	10,427	9,708	0.5%
Project Hotel California Co-Invest Fund, L.P(18)(20)(22)	L.P. Interest	N/A	N/A		N/A	6,711,769	6,717	6,712	0.3%
Securiti, Inc.(18)(22)	Series C Preferred Shares	N/A	N/A		N/A	1,262,785	10,002	10,000	0.5%

							97,424	96,571	4.7%

Total non-controlled/non-affiliated portfolio company equity investments							$211,441	$207,592	10.2%

Total non-controlled/non-affiliated portfolio company investments							$2,006,444	$1,992,856	97.5%

Non-controlled/affiliated portfolio company equity investments
Equity Investments
Pharmaceuticals
LSI Financing 1 DAC(18)(20)(21)(22)	Preferred Equity	N/A	N/A		N/A	4,013,497	4,046	4,013	0.2%

Total non-controlled/affiliated portfolio company equity investments							$4,046	$4,013	0.2%

Total Investments							$2,010,490	$1,996,869	97.7%

(1)	Certain portfolio company investments are subject to contractual restrictions on sales.
(2)	Unless otherwise indicated, all investments are considered Level 3 investments. See Note 5 “Fair Value of Investments”.
(3)	The amortized cost represents the original cost adjusted for the amortization or accretion of premium or discount, as applicable, on debt investments using the effective interest method.

Blue Owl Technology Income Corp.
Consolidated Schedule of Investments
As of December 31, 2022
(Amounts in thousands, except share and per share amounts)

(4)
As of December 31, 2022, the net estimated unrealized loss for U.S. federal income tax purposes was $8.2 million based on a tax cost basis of $2.0 billion. As of December 31, 2022, the estimated aggregate gross unrealized loss for U.S. federal income tax purposes was $14.4 million and the estimated aggregate gross unrealized gain for U.S. federal income tax purposes was $6.2 million.

(5)
Unless otherwise indicated, loan contains a variable rate structure and may be subject to an interest rate floor. Variable rate loans bear interest at a rate that may be determined by reference to either the London Interbank Offered Rate (“LIBOR” or “L”) (which can include one-,
three-,
six-,
or twelve-month LIBOR), Secured Overnight Financing Rate (“SOFR” or “S”) (which can include one-,
three-, or
six-
SOFR), or an Sterling Overnight Interbank Average Rate (“SONIA” or “SA”) at the borrower’s option, and which reset periodically based on the terms of the loan agreement.

(6)	The interest rate on these loans is subject to 1 month LIBOR, which as of December 31, 2022 was 4.39%.
(7)	The interest rate on these loans is subject to 3 month LIBOR, which as of December 31, 2022 was 4.77%.
(8)	The interest rate on these loans is subject to 6 month LIBOR, which as of December 31, 2022 was 5.14%.
(9)	The interest rate on these loans is subject to 1 month SOFR, which as of December 31, 2022 was 4.36%.
(10)	The interest rate on these loans is subject to 3 month SOFR, which as of December 31, 2022 was 4.59%.
(11)	The interest rate on these loans is subject to 6 month SOFR, which as of December 31, 2022 was 4.78%.
(12)	The interest rate on these loans is subject to SONIA, which as of December 31, 2022 was 3.43%.
(13)	Level 2 investment.
(14)	Contains a fixed rate structure.
(15)	Position or portion thereof is an unfunded loan or equity commitment. See Note 7 “Commitments and Contingencies”.
(16)
The negative cost is the result of the capitalized discount being greater than the principal amount outstanding on the loan. The negative fair value is the result of the capitalized discount on the loan.

(17)	The date disclosed represents the commitment period of the unfunded term loan. Upon expiration of the commitment period, the funded portion of the term loan may be subject to a longer maturity date.
(18)	Investment is non-income producing.
(19)
Unless otherwise indicated, the Company’s portfolio companies are pledged as collateral supporting the amounts outstanding under the Revolving Credit Facility or SPV Asset Facility I. See Note 6 “Debt”.

(20)
This portfolio company is not a qualifying asset under Section 55(a) of the Investment Company Act of 1940, as amended (the “1940 Act”). Under the 1940 Act, the Company may not acquire any non-qualifying
asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of total assets. As of December 31, 2022, non-qualifying
assets represented 12.0% of total assets as calculated in accordance with the regulatory requirements.

(21)
Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Company is deemed to be an “Affiliated Person” of, as defined in the 1940 Act, this portfolio company, as the Company owns more than 5% but less than 25% of the portfolio company’s outstanding voting securities or has the power to exercise control over management or policies of such portfolio company, including through a management agreement. Transactions during the year ended December 31, 2022 in which the Company was an Affiliated Person of the portfolio company are as follows:

Company	Fair Value at December 31, 2021	Gross Additions (a)	Gross Reductions (b)	Net Change in Unrealized Gain/(Loss)	Fair Value at December 31, 2022	Interest Income	Dividend Income	Other Income
Non-controlled Affiliates
LSI Financing 1 DAC	$—	$4,046	$—	$(33)	$4,013	$—	$—	$—

Total Non-controlled Affiliates	$—	$4,046	$—	$(33)	$4,013	$—	$—	$—

(a)
Gross additions include increases in the cost basis of investments resulting from new investments, payment-in-kind
interest or dividends, and the amortization of any unearned income or discounts on equity investments, as applicable.

(b)
Gross reductions include decreases in the cost basis of investments resulting from principal collections related to investment repayments or sales, and the amortization of any premiums on equity investments, as applicable.

Blue Owl Technology Income Corp.
Consolidated Schedule of Investments
As of December 31, 2022
(Amounts in thousands, except share and per share amounts)

(22)
Security acquired in transaction exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), and may be deemed to be “restricted securities” under the Securities Act. As of December 31, 2022, the aggregate fair value of these securities is $207.6 million or 10.2% of the Company’s net assets. The acquisition dates of the restricted securities are as follows:

Portfolio Company	Investment	Acquisition Date
Project Hotel California Co-Invest Fund, L.P.	L.P. Interest	August 09, 2022
Halo Parent Newco, LLC	Class H PIK Preferred Equity	May 4, 2022
Elliott Alto Co-Investor Aggregator L.P.	L.P. Interest	September 28, 2022
Knockout Intermediate Holdings I, Inc. (dba Kaseya)	Perpetual Preferred Stock	June 23, 2022
Minerva Holdco, Inc.	Senior A Preferred Stock	May 2, 2022
Picard Holdco, Inc.	Senior A Preferred Stock	September 30, 2022
Project Alpine Co-Invest Fund, L.P.	L.P. Interest	June 10, 2022
Securiti, Inc.	Series C Preferred Shares	July 28.2022
Accelerate Topco Holdings, LLC	Common Units	September 01, 2022
Orange Blossom Parent, Inc.	Common Units	July 29, 2022
Zoro TopCo, Inc.	Series A Preferred Equity	November 22, 2022
Zoro TopCo, L.P.	Class A Common Units	November 22, 2022
LSI Financing 1 DAC*	Preferred Equity	December 14, 2022

*	Refer to Note 3 “Agreements and Related Party Transactions – Controlled/Affiliated Portfolio Companies”.
The accompanying notes are an integral part of these consolidated financial statements.

Blue Owl Technology Income Corp.
Consolidated Statement of Changes in Net Assets
(Amounts in thousands, except share amounts)
(Unaudited)

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2023	2022 (1)(2)	2023	2022 (1)(2)
Increase (Decrease) in Net Assets Resulting from Operations
Net investment income (loss)	$41,918	$23,602	$108,443	$30,598
Net change in unrealized gain (loss)	10,420	(3,020)	15,301	(14,623)
Net realized gain (loss)	525	420	447	(106)

Net Increase (Decrease) in Net Assets Resulting from Operations	52,863	21,002	124,191	15,869

Distributions
Class S	(6,210)	(575)	(14,724)	(579)
Class D	(408)	—	(692)	—
Class I	(26,373)	(13,979)	(77,305)	(19,863)

Net Decrease in Net Assets Resulting from Shareholders’ Distributions	(32,991)	(14,554)	(92,721)	(20,442)

Capital Share Transactions
Class S:
Issuance of shares of common stock	92,915	51,377	236,838	52,127
Repurchase of common shares	(581)	—	(2,970)	—
Reinvestment of shareholders’ distributions	3,200	103	7,148	103

Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions—Class S	95,534	51,480	241,016	52,230

Class D:
Issuance of shares of common stock	9,326	—	19,857	—
Repurchase of common shares	(52)	—	(102)	—
Reinvestment of shareholders’ distributions	124	—	211	—

Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions—Class D	9,398	—	19,966	—

Class I:
Issuance of shares of common stock	192,178	172,113	410,121	761,854
Repurchase of common shares	(39,093)	(6,703)	(95,069)	(6,703)
Reinvestment of shareholders’ distributions	10,587	5,103	31,628	6,090

Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions—Class I	163,672	170,513	346,680	761,241

Total Increase (Decrease) in Net Assets	288,476	228,441	639,132	808,898

Net Assets, at beginning of period	$1,340,153	$580,608	$989,497	$151

Net Assets, at end of period	$1,628,629	$809,049	$1,628,629	$809,049

(1)	The Company was initially capitalized on September 30, 2021 and commenced operations on May 2, 2022.
(2)	There were no class D shares of common stock outstanding as of September 30, 2022.
The accompanying notes are an integral part of these consolidated financial statements.

Blue Owl Technology Income Corp.
Consolidated Statement of Cash Flows
(Amounts in thousands, except share amounts)
(Unaudited)

	For the Nine Months Ended September 30,
	2023	2022 (1)
Cash Flows from Operating Activities
Net Increase (Decrease) in Net Assets Resulting from Operations	$124,191	$15,869
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash used in operating activities:
Purchases of investments, net	(920,359)	(1,773,427)
Proceeds from investments and investment repayments, net	113,008	28,934
Net accretion/amortization of discount/premium on investments	(5,504)	(1,280)
Payment-in-kind interest	(7,063)	(2,654)
Payment-in-kind dividends	(21,927)	(2,328)
Net change in unrealized (gain) loss on investments	(15,228)	13,280
Net change in unrealized (gain) loss on translation of assets and liabilities in foreign currencies	(100)	1,343
Net realized (gain) loss on investments	(579)	(17)
Amortization of debt issuance costs	2,435	1,044
Changes in operating assets and liabilities:
(Increase) decrease in interest receivable	(12,528)	(13,773)
(Increase) decrease in prepaid expenses and other assets	(143)	(209)
(Increase) decrease in due to Adviser	696	(23)
(Increase) decrease in due from Adviser	485	—
Increase (decrease) in payable for investments purchased	6,016	—
Increase (decrease) in management fee payable	591	—
Increase (decrease) in performance based incentive fee payable	(661)	—
Increase (decrease) in accrued expenses and other liabilities	4,465	2,211

Net cash provided by (used in) operating activities	(732,205)	(1,731,030)

Cash Flows from Financing Activities
Borrowings on debt	1,067,982	1,178,454
Payments on debt	(849,000)	(230,000)
Debt issuance costs	(2,743)	(12,757)
Proceeds from issuance of common shares	666,816	813,981
Cash distributions paid to shareholders	(49,878)	(8,490)
Repurchase of common shares	(80,474)	—

Net cash provided by (used in) financing activities	752,703	1,741,188

Net increase (decrease) in cash	20,498	10,158

Cash, beginning of period	$28,061	$86

Cash, end of period	$48,559	$10,244

Supplemental and Non-Cash Information
Interest paid during the period	$58,610	$12,042
Distributions declared during the period	$92,721	$20,442
Reinvestment of distributions during the period	$38,987	$6,193
Tender offer payable	$39,726	$6,703
Distribution payable	$11,600	$5,759
Taxes, including excise tax, paid during the period	$300	$—

(1)	The Company was initially capitalized on September 30, 2021 and commenced operations on May 2, 2022.
The accompanying notes are an integral part of these consolidated financial statements.

Blue Owl Technology Income Corp.
Notes to the Consolidated Financial Statements (Unaudited)
Note 1. Organization and Principal Business
Blue Owl Technology Income Corp. (f/k/a Owl Rock Technology Income Corp.) (“OTIC” or the “Company”) is a Maryland corporation formed on June 22, 2021. The Company was formed primarily to originate and make loans to, and make debt and equity investments in, technology-related companies based primarily in the United States. The Company`s investment objective is to maximize total return by generating current income from its debt investments and other income producing securities, and capital appreciation from its equity and equity-linked investments. The Company invests in senior secured or unsecured loans, subordinated loans or mezzanine loans and equity-related securities which include common and preferred stock, securities convertible into common stock, and warrants. The Company may on occasion invest in smaller or larger companies if an attractive opportunity presents itself, especially when there are dislocations in the capital markets, including the high yield and large syndicated loan markets, which are often referred to as “junk” investments. The Company’s target credit investments will typically have maturities between three and ten years and generally range in size between $20 million and $500 million, although the investment size will vary with the size of the Company`s capital base.
The Company has elected to be regulated as a business development company, or BDC, under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company has elected to be treated for federal income tax purposes, and intends to qualify annually, as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). Because the Company has elected to be regulated as BDC and as a RIC under the Code, the Company’s portfolio is subject to diversification and other requirements.
On December 9, 2021, the Company formed a wholly-owned subsidiary, OR Tech Lending IC LLC, a Delaware limited liability company, which holds a California finance lenders license. OR Tech Lending IC LLC makes loans to borrowers headquartered in California. From time to time the Company may form wholly-owned subsidiaries to facilitate the normal course of business.
Blue Owl Technology Credit Advisors II LLC (f/k/a Owl Rock Technology Advisors II LLC) (“the Adviser” or “OTCA II”) serves as the Company’s investment adviser. The Adviser is an indirect affiliate of Blue Owl Capital Inc. (“’Blue Owl”) (NYSE: OWL) and part of Blue Owl’s Credit platform, which focuses on direct lending. The Adviser is registered with the U.S. Securities and Exchange Commission (the “SEC”) as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Blue Owl consists of three investment platforms: (1) Credit, which focuses on direct lending, (2) GP Strategic Capital, which focuses on providing capital to institutional alternative asset managers and (3) Real Estate, which focuses on real estate strategies. Subject to the overall supervision of the Company`s board of directors (the “Board”), the Adviser manages the day-to-day
operations of, and provides investment advisory and management services to the Company.
The Company relies on an exemptive order issued to an affiliate of the Adviser that permits it to offer multiple classes of shares of common stock and to impose asset-based servicing and distribution fees and early withdrawal fees. The Company offers on a best efforts, continuous basis up to $5,000,000,000 in any combination of amount of shares of Class S, Class D, and Class I common stock. The share classes have different upfront selling commissions and ongoing servicing fees. Each class of common stock will be offered through Blue Owl Securities LLC (d/b/a Blue Owl Securities) (the “Dealer Manager” or “Blue Owl Securities”). No upfront selling commission, dealer manager fees, or other similar placement fees will be paid to the Company or the Dealer Manager with respect to the Class S and Class D shares, however, if Class S shares or Class D shares are purchased through certain financial intermediaries, those financial intermediaries may directly charge transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they

Blue Owl Technology Income Corp.
Notes to the Consolidated Financial Statements (Unaudited) - Continued

may determine, provided that the selling agents limit such charge to 3.5% of the net offering price per share for each Class S share and 1.5% of the net offering price per share of each Class D share. Class I shares are not subject to upfront selling commissions. In addition, the Class S and Class D share classes have different ongoing servicing fees. Class I shares are not subject to ongoing servicing fees. Class S, Class D and Class I shares will be offered at initial purchase prices per shares of $10.00. Thereafter, the purchase price per share for each class of common stock will vary and will not be sold at a price below the Company`s net asset value per share of such class, as determined in accordance with the Company`s share pricing policy, plus applicable upfront selling commissions.
On September 30, 2021, an affiliate of the Adviser (the “Initial Shareholder”), purchased 100 shares of the Company`s Class I common stock at $10.00 per share, which represents the initial public offering price. The Initial Shareholder will not tender these shares for repurchase as long as the Adviser remains the Company’s investment adviser. There is no current intention for the Adviser to discontinue its role.
On October 6, 2021, the Company received a subscription agreement, totaling $50.0 million for the purchase of Class I common shares of its common stock from Owl Rock Feeder FIC ORTIC LLC (“Feeder FIC ORTIC”) and Blue Owl Capital Holdings LP (“Blue Owl Holdings”), entities affiliated with the Adviser. The Company called all $50.0 million under the subscription agreement as of December 31, 2022.
Since meeting the minimum offering requirement and commencing its continuous public offering through September 30, 2023, the Company has issued 34,028,471 shares of Class S common stock, 2,063,645 shares of Class D common stock, and 15,424,282 shares of Class I common stock, exclusive of any tender offers, for gross proceeds of $345.2 million, $20.9 million, and $155.0 million, respectively, including $1,000 of seed capital contributed by its Initial Shareholder. The Company has issued 114,274,522 shares of its Class I common stock to feeder vehicles primarily created to hold the Company’s Class I shares in a Private Offering and raised gross proceeds of approximately $1,146.9 million. The offer and sale of these Class I shares was exempt from the registration provisions of the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) and/or Regulation S thereunder (the “Private Offering”).
Note 2. Significant Accounting Policies
Basis of Presentation
The accompanying consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Company is an investment company and, therefore, applies the specialized accounting and reporting guidance in Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies. In the opinion of management, all adjustments considered necessary for the fair presentation of the consolidated financial statements, have been included. The Company was initially capitalized on September 30, 2021 and commenced operations on May 2, 2022. The Company’s fiscal year ends on December 31.
Use of Estimates
The preparation of the consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements. Actual amounts could differ from those estimates and such differences could be material.

Blue Owl Technology Income Corp.
Notes to the Consolidated Financial Statements (Unaudited) - Continued

Cash
Cash consists of deposits held at a custodian bank. Cash is carried at cost, which approximates fair value. The Company deposits its cash with highly-rated banking corporations and, at times, may exceed the insured limits under applicable law.
Investments at Fair Value
Investment transactions are recorded on the trade date. Realized gains or losses are measured by the difference between the net proceeds received and the amortized cost basis of the investment using the specific identification method without regard to unrealized gains or losses previously recognized, and include investments charged off during the period, net of recoveries. The net change in unrealized gains or losses primarily reflects the change in investment values, including the reversal of previously recorded unrealized gains or losses with respect to investments realized during the period.
Rule
2a-5
under the 1940 Act was adopted by the SEC in January 2021 and establishes requirements for determining fair value in good faith for purposes of the 1940 Act. The Company complied with the mandatory provisions of Rule
2a-5
by the September 2022 compliance date. Additionally, commencing with the fourth quarter of 2022, pursuant to Rule
2a-5,
the Board designated the Adviser as the Company’s valuation designee to perform fair value determinations relating to the value of assets held by the Company for which market quotations are not readily available.
Investments for which market quotations are readily available are typically valued at the average bid price of those market quotations. To validate market quotations, the Company utilizes a number of factors to determine if the quotations are representative of fair value, including the source and number of the quotations. Debt and equity securities that are not publicly traded or whose market prices are not readily available, as is the case for substantially all of the Company’s investments, are valued at fair value as determined in good faith by the Adviser, as the valuation designee, based on, among other things, the input of the independent third-party valuation firm(s) engaged at the direction of the Adviser.
As part of the valuation process, the Adviser, as the valuation designee, takes into account relevant factors in determining the fair value of the Company’s investments, including: the estimated enterprise value of a portfolio company (i.e., the total fair value of the portfolio company’s debt and equity), the nature and realizable value of any collateral, the portfolio company’s ability to make payments based on its earnings and cash flow, the markets in which the portfolio company does business, a comparison of the portfolio company’s securities to any similar publicly traded securities, and overall changes in the interest rate environment and the credit markets that may affect the price at which similar investments may be made in the future. When an external event such as a purchase or sale transaction, public offering or subsequent equity sale occurs, the Adviser considers whether the pricing indicated by the external event corroborates its valuation.
The Adviser, as the valuation designee, undertakes a multi-step valuation process, which includes, among other procedures, the following:

•	With respect to investments for which market quotations are readily available, those investments will typically be valued at the average bid price of those market quotations;

•
With respect to investments for which market quotations are not readily available, the valuation process begins with the independent valuation firm(s) providing a preliminary valuation of each investment to the Adviser’s valuation committee;

•	Preliminary valuation conclusions are documented and discussed with the Adviser’s valuation committee;

Blue Owl Technology Income Corp.
Notes to the Consolidated Financial Statements (Unaudited) - Continued

•	The Adviser, as the valuation designee, reviews the recommended valuations and determines the fair value of each investment;

•
Each quarter, the Adviser, as the valuation designee, will provide the Audit Committee a summary or description of material fair value matters that occurred in the prior quarter and on an annual basis, the Adviser, as the valuation designee, will provide the Audit Committee with a written assessment of the adequacy and effectiveness of its fair value process; and

•	The Audit Committee oversees the valuation designee and will report to the Board on any valuation matters requiring the Board’s attention.
The Company conducts this valuation process on a quarterly basis.
The Company applies Financial Accounting Standards Board (“FASB”) Codification 820,
Fair Value Measurements
(“ASC 820”), as amended, which establishes a framework for measuring fair value in accordance with U.S. GAAP and required disclosures of fair value measurements. ASC 820 determines fair value to be the price that would be received for an investment in a current sale, which assumes an orderly transaction between market participants on the measurement date. Market participants are defined as buyers and sellers in the principal or most advantageous market (which may be a hypothetical market) that are independent, knowledgeable, and willing and able to transact. In accordance with ASC 820, the Company considers its principal market to be the market that has the greatest volume and level of activity. ASC 820 specifies a fair value hierarchy that prioritizes and ranks the level of observability of inputs used in determination of fair value. In accordance with ASC 820, these levels are summarized below:

•	Level 1 – Valuations based on quoted prices in active markets for identical assets or liabilities that the Company has the ability to access.

•	Level 2 – Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

•	Level 3 – Valuations based on inputs that are unobservable and significant to the overall fair value measurement.
Transfers between levels, if any, are recognized at the beginning of the quarter in which the transfer occurs. In addition to using the above inputs in investment valuations, the Company applies the valuation policy approved by its Board that is consistent with ASC 820. Consistent with the valuation policy, the Adviser, as the valuation designee, evaluates the source of the inputs, including any markets in which its investments are trading (or any markets in which securities with similar attributes are trading), in determining fair value. When an investment is valued based on prices provided by reputable dealers or pricing services (such as broker quotes), the Adviser, as the valuation designee, subjects those prices to various criteria in making the determination as to whether a particular investment would qualify for treatment as a Level 2 or Level 3 investment. For example, the Adviser, as the valuation designee, or the independent valuation firm(s), reviews pricing support provided by dealers or pricing services in order to determine if observable market information is being used, versus unobservable inputs.
Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments may fluctuate from period to period. Additionally, the fair value of such investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that may ultimately be realized. Further, such investments are generally less liquid than publicly traded securities and may be subject to contractual and other restrictions on resale. If the Company were required to liquidate a portfolio investment in a forced or liquidation sale, it could realize amounts that are different from the amounts presented and such differences could be material.

Blue Owl Technology Income Corp.
Notes to the Consolidated Financial Statements (Unaudited) - Continued

In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected herein.
Financial and Derivative Instruments
Pursuant to ASC 815 Derivatives and Hedging, all derivative instruments entered into by the Company are designated as hedging instruments. For all derivative instruments designated as a hedge, the entire change in the fair value of the hedging instrument shall be recorded in the same line item of the Consolidated Statements of Operations as the hedged item. Fair value is estimated by discounting remaining payments using applicable current market rates, or market quotes, if available. Rule
18f-4
was adopted by the SEC in December 2020 and became effective in August 2022. Rule
18f-4
requires BDCs that use derivatives to, among other things, comply with a value-at-risk
leverage limit, adopt a derivatives risk management program, and implement certain testing and board reporting procedures. The Company does not currently use derivatives.
Rule
18f-4
exempts BDCs that qualify as “limited derivatives users” from the aforementioned requirements, provided that these BDCs adopt written policies and procedures that are reasonably designed to manage the BDC’s derivatives risks and comply with certain recordkeeping requirements. Rule
18f-4
provides that a BDC may enter into an unfunded commitment agreement that is not a derivatives transaction, such as an agreement to provide financing to a portfolio company, if the BDC has, among other things, a reasonable belief, at the time it enters into such an agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all of its unfunded commitment agreements, in each case as it becomes due. Pursuant to Rule
18f-4,
when we trade reverse repurchase agreements or similar financing transactions, including certain tender option bonds, we need to aggregate the amount of any other senior securities representing indebtedness (e.g., bank borrowings, if applicable) when calculating our asset coverage ratio. The Company currently qualifies as a “limited derivatives user” and expects to continue to do so. The Company adopted a derivatives policy by Rule
18f-4’s
August 2022 compliance date, and complies with the recordkeeping requirements.
Foreign Currency
Foreign currency amounts are translated into U.S. dollars on the following basis:

•	cash, fair value of investments, outstanding debt, other assets and liabilities: at the spot exchange rate on the last business day of the period; and

•	purchases and sales of investments, borrowings and repayments of such borrowings, income and expenses: at the rates of exchange prevailing on the respective dates of such transactions.
The Company includes net changes in fair values on investments held resulting from foreign exchange rate fluctuations with the change in unrealized gains (losses) on translation of assets and liabilities in foreign currencies on the Consolidated Statements of Operations. The Company’s current approach to hedging the foreign currency exposure in its
non-U.S.
dollar denominated investments is primarily to borrow the par amount in local currency under the Company’s Revolving Credit Facility to fund these investments. Fluctuations arising from the translation of foreign currency borrowings are included with the net change in unrealized gains (losses) on translation of assets and liabilities in foreign currencies on the Consolidated Statements of Operations.
Investments denominated in foreign currencies and foreign currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. dollar.

Blue Owl Technology Income Corp.
Notes to the Consolidated Financial Statements (Unaudited) - Continued

Interest and Dividend Income Recognition
Interest income is recorded on the accrual basis and includes accretion or amortization of discounts or premiums. Certain investments may have contractual payment-in-kind
(“PIK”) interest or dividends. PIK interest and dividends represent accrued interest or dividends that are added to the principal amount or liquidation amount of the investment on the respective interest or dividend payment dates rather than being paid in cash and generally becomes due at maturity or at the occurrence of a liquidation event. For the three months ended September 30, 2023, PIK interest and PIK dividend income earned was $5.1 million and $3.5 million representing 6.5% and 4.5% of investment income, respectively. For the nine months ended September 30, 2023, PIK interest and PIK dividend income earned was $13.0 million and $14.9 million representing 6.4% and 7.3% of investment income, respectively. For the three months ended September 30, 2022 PIK interest and PIK dividend income earned was $2.1 million and $2.9 million representing 5.9% and 8.1% of investment income, respectively. For the nine months ended September 30, 2022 PIK interest and PIK dividend income earned was $3.3 million and $3.9 million representing 7.3% and 8.6% of investment income, respectively.
Discounts to par value on securities purchased are accreted into interest income over the contractual life of the respective security using the effective yield method. Premiums to par value on securities purchased are amortized to first call date. The amortized cost of investments represents the original cost adjusted for the accretion or amortization of discounts or premiums, if any. Upon prepayment of a loan or debt security, any prepayment premiums, unamortized upfront loan origination fees and unamortized discounts are recorded as interest income in the current period.
Loans are generally placed on
non-accrual
status when there is reasonable doubt that principal or interest will be collected in full. Accrued interest is generally reversed when a loan is placed on non-accrual
status. Interest payments received on
non-accrual
loans may be recognized as income or applied to principal depending upon management’s judgment regarding collectability. If at any point the Company believes PIK interest is not expected to be realized, the investment generating PIK interest will be placed on non-accrual
status. When a PIK investment is placed on
non-accrual
status, the accrued, uncapitalized interest or dividends are generally reversed through interest income.
Non-accrual
loans are restored to accrual status when past due principal and interest is paid current and, in management’s judgment, are likely to remain current. Management may make exceptions to this treatment and determine to not place a loan on non-accrual
status if the loan has sufficient collateral value and is in the process of collection.
Dividend income on preferred equity securities is recorded on the accrual basis to the extent that such amounts are payable by the portfolio company and are expected to be collected. Dividend income on common equity securities is recorded on the record date for private portfolio companies or on the ex-dividend
date for publicly-traded portfolio companies.
Other Income
From time to time, the Company may receive fees for services provided to portfolio companies. These fees are generally only available to the Company as a result of closing investments, are normally paid at the closing of the investments, are generally non-recurring,
and are recognized as revenue when earned upon closing of the investment. The services that the Adviser provides vary by investment, but can include closing, work, diligence or other similar fees and fees for providing managerial assistance to the Company’s portfolio companies.
Organization Expenses
Costs associated with the organization of the Company are expensed as incurred. These expenses consist primarily of legal fees and other costs of organizing the Company.

Blue Owl Technology Income Corp.
Notes to the Consolidated Financial Statements (Unaudited) - Continued

Offering Expenses
Costs associated with the offering of common shares of the Company are capitalized as deferred offering expenses and are included in prepaid expenses and other assets in the Consolidated Statement of Assets and Liabilities and are amortized over a twelve-month period from incurrence. These expenses consist primarily of legal fees and other costs incurred in connection with the Company’s continuous public offering of its common shares, the preparation of the Company’s registration statement, and registration fees.
Debt Issuance Costs
The Company records origination and other expenses related to its debt obligations as deferred financing costs. These expenses are deferred and amortized utilizing the effective yield method, over the life of the related debt instrument. Debt issuance costs are presented on the Consolidated Statement of Assets and Liabilities as a direct deduction from the debt liability. In circumstances in which there is not an associated debt liability amount recorded in the consolidated financial statements when the debt issuance costs are incurred, such debt issuance costs will be reported on the Consolidated Statement of Assets and Liabilities as an asset until the debt liability is recorded.
Reimbursement of Transaction-Related Expenses
The Company may receive reimbursement for certain transaction-related expenses in pursuing investments. Transaction-related expenses, which are generally expected to be reimbursed by the Company’s portfolio companies, are typically deferred until the transaction is consummated and are recorded in prepaid expenses and other assets on the date incurred. The costs of successfully completed investments not otherwise reimbursed are borne by the Company and are included as a component of the investment’s cost basis.
Cash advances received in respect of transaction-related expenses are recorded as cash with an offset to accrued expenses and other liabilities. Accrued expenses and other liabilities are relieved as reimbursable expenses are incurred.
Income Taxes
The Company has elected to be treated as a RIC under the Code beginning with the taxable year ended December 31, 2021 and intends to continue to qualify as a RIC. So long as the Company maintains its tax treatment as a RIC, it generally will not pay U.S. federal income taxes at corporate rates on any ordinary income or capital gains that it distributes at least annually to its shareholders as dividends. Instead, any tax liability related to income earned and distributed by the Company represents obligations of the Company’s investors and will not be reflected in the consolidated financial statements of the Company.
To qualify as a RIC, the Company must, among other things, meet certain source-of-income
and asset diversification requirements. In addition, to qualify for RIC tax treatment, the Company must distribute to its shareholders, for each taxable year, at least 90% of its “investment company taxable income” for that year, which is generally its ordinary income plus the excess of its realized net short-term capital gains over its realized net long-term capital losses. In order for the Company not to be subject to U.S. federal excise taxes, it must distribute annually an amount at least equal to the sum of (i) 98% of its net ordinary income (taking into account certain deferrals and elections) for the calendar year, (ii) 98.2% of its capital gains in excess of capital losses for the one-year
period ending on October 31 of the calendar year and (iii) any net ordinary income and capital gains in excess of capital losses for preceding years that were not distributed during such years. The Company, at its discretion, may carry forward taxable income in excess of calendar year dividends and pay a 4% nondeductible U.S. federal excise tax on this income.

Blue Owl Technology Income Corp.
Notes to the Consolidated Financial Statements (Unaudited) - Continued

The Company evaluates tax positions taken or expected to be taken in the course of preparing its consolidated financial statements to determine whether the tax positions are
“more-likely-than-not”
to be sustained by the applicable tax authority. Tax positions not deemed to meet the
“more-likely-than-not”
threshold are reserved and recorded as a tax benefit or expense in the current year. All penalties and interest associated with income taxes are included in income tax expense. Conclusions regarding tax positions are subject to review and may be adjusted at a later date based on factors including, but not limited to, on-going
analyses of tax laws, regulations and interpretations thereof. There were no material uncertain income tax positions through December 31, 2022. As applicable, the Company’s prior three tax years remain subject to examination by U.S federal, state and local tax authorities.
Income and Expense Allocations
Income and realized and unrealized capital gains and losses are allocated to each class of shares of the Company on the basis of the aggregate net asset value of that class in relation to the aggregate net asset value of the Company.
Expenses that are common to all share classes are borne by each class of shares based on the net assets of the Company attributable to each class. Expenses that are specific to a class of shares are allocated to such class either directly or through the servicing fees paid pursuant to the Company’s distribution plan. See Note 3. “Agreements and Related Party Transactions – Dealer Manager Agreement.”
Distributions to Common Shareholders
Distributions to common shareholders are recorded on the record date. The amount to be distributed is determined by the Board and is generally based upon the earnings estimated by the Adviser. In addition, the Board may consider the level of undistributed taxable income carried forward from the prior year for distribution in the current year. Net realized long-term capital gains, if any, would be generally distributed at least annually although the Company may decide to retain such capital gains for investment.
Subject to the Company’s board of directors’ discretion and applicable legal restrictions, the Company intends to authorize and declare cash distributions to the Company’s shareholders on a monthly or quarterly basis and pay such distributions on a monthly basis. The per share amount of distributions for Class S, Class D, and Class I shares will differ because of different allocations of class-specific expenses. Specifically, because the ongoing servicing fees are calculated based on the Company’s net asset value for the Company’s Class S and Class D shares, the ongoing service fees will reduce the net asset value or, alternatively, the distributions payable, with respect to the shares of each such class, including shares issued under the Company’s distribution reinvestment plan. As a result, the distributions on Class S shares and Class D shares may be lower than the distributions on Class I shares.
The Company has adopted a distribution reinvestment plan pursuant to which shareholders will have their cash distributions automatically reinvested in additional shares of the Company’s same class of common stock to which the distribution relates unless they elect to receive their distributions in cash. The Company expects to use newly issued shares to implement the distribution reinvestment plan.
Consolidation
As provided under Regulation
S-X
and ASC Topic 946—Financial Services—Investment Companies, the Company will generally not consolidate its investment in a company other than a wholly-owned investment company or controlled operating company whose business consists of providing services to the Company.

Blue Owl Technology Income Corp.
Notes to the Consolidated Financial Statements (Unaudited) - Continued

Accordingly, the Company consolidated the accounts of the Company’s wholly-owned subsidiaries in its consolidated financial statements. All significant intercompany balances and transactions have been eliminated in consolidation.
New Accounting Pronouncements
In March 2020, the FASB issued ASU
No. 2020-04,
“Reference Rate Reform (Topic 848),” which provides optional expedients and exceptions for applying U.S. GAAP to contracts, hedging relationships, and other transactions affected by reference rate reform if certain criteria are met. The amendments apply only to contracts, hedging relationships, and other transactions that reference London Interbank Offered Rate (“LIBOR”) or another reference rate expected to be discontinued because of reference rate reform. In January 2021, the FASB issued ASU
No. 2021-01,
“Reference Rate Reform (Topic 848),” which expanded the scope of Topic 848 to include derivative instruments impacted by discounting transition. In December 2022, the FASB issued ASU
No. 2022-06,
“Reference Rate Reform (Topic 848),” which extended the transition period provided under ASU
No. 2020-04
and
2021-01
for all entities from December 31, 2022 to December 31, 2024.
In June 2022, the FASB issued ASU
No. 2022-03,
“Fair Value Measurement (Topic 820),” which clarifies the guidance in Topic 820 when measuring the fair value of an equity security subject to contractual restrictions that prohibit the sale of an equity security and introduces new disclosure requirements for equity securities subject to contractual sale restrictions that are measured at fair value in accordance with Topic 820. The amendments affect all entities that have investments in equity securities measured at fair value that are subject to a contractual sale restriction. ASU
2022-03
is effective for public business entities for fiscal years beginning after December 15, 2023, and interim periods within those fiscal years. For all other entities the amendments are effective for fiscal years beginning after December 15, 2024, and interim periods within those fiscal years. Early adoption is permitted for both interim and annual financial statements that have not yet been issued or made available for issuance. An entity that qualifies as an investment company under Topic 946 should apply the amendments in ASU
No. 2022-03
to an investment in an equity security subject to a contractual sale restriction that is executed or modified on or after the date of adoption. The Company is currently evaluating the impact of adopting ASU
No. 2022-03
on the consolidated financial statements.
Other than the aforementioned guidance, the Company’s management does not believe that any recently issued, but not yet effective, accounting standards, if currently adopted, would have a material effect on the accompanying consolidated financial statements.
Note 3. Agreements and Related Party Transactions
As of September 30, 2023 and December 31, 2022, the Company had payables to affiliates of $4.2 million and $3.6 million, primarily comprised of $1.9 million and $2.6 million of accrued performance based incentive fees, respectively, $1.6 million and $1.0 million of management fees, respectively. The payable to affiliates also was comprised of $0.7 million of operating expenses as of September 30, 2023. There were no operating expenses included in payable to affiliates as of December 31, 2022.
Administration Agreement
The Company has entered into an Administration Agreement (the “Administration Agreement”) with the Adviser. Under the terms of the Administration Agreement, the Adviser performs, or oversees the performance of, required administrative services, which include providing office space, equipment and office services, maintaining financial records, preparing reports to shareholders and reports filed with the SEC, and managing the payment of expenses and the performance of administrative and professional services rendered by others.

Blue Owl Technology Income Corp.
Notes to the Consolidated Financial Statements (Unaudited) - Continued

The Administration Agreement also provides that the Company reimburses the Adviser for certain organization costs incurred prior to the commencement of the Company’s operations, and for certain offering costs.
The Company reimburses the Adviser for services performed for it pursuant to the terms of the Administration Agreement. In addition, pursuant to the terms of the Administration Agreement, the Adviser may delegate its obligations under the Administration Agreement to an affiliate or to a third party and the Company will reimburse the Adviser for any services performed for it by such affiliate or third party.
From October 1, 2021 to November 30, 2021, the Company was advised by Blue Owl Technology Credit Advisors LLC (f/k/a Owl Rock Technology Advisors LLC) (“OTCA”), an affiliate of the Adviser, which also served as the Company’s administrator. On November 30, 2021, the Company entered into the Investment Advisory Agreement and the Administration Agreement, under which the Adviser serves as the Company’s Adviser and administrator, respectively.
Unless earlier terminated as described below, the Administration Agreement will remain in effect for two years from the date it first became effective, and will remain in effect and from year to year thereafter if approved annually by (1) the vote of the Board, or by the vote of a majority of its outstanding voting securities and (2) the vote of a majority of the Company’s directors who are not “interested persons” of the Company, of the Adviser or of any of their respective affiliates, as defined in the 1940 Act. The Administration Agreement may be terminated at any time, without the payment of any penalty, upon 60 days’ written notice, by the vote of a majority of the outstanding voting securities of the Company (as defined in the 1940 Act), or by the vote of a majority of the Board or by the Adviser. On May 8, 2023, the Board approved the continuation of the Administration Agreement.
No person who is an officer, director, or employee of the Adviser or its affiliates and who serves as a director of the Company receives any compensation from the Company for his or her services as a director. However, the Company reimburses the Adviser (or its affiliates) for an allocable portion of the compensation paid by the Adviser or its affiliates to the Company’s officers who provide operational and administrative services, as well as their respective staffs and other professionals who provide services to the Company, who assist with the preparation, coordination and administration of the foregoing or provide other “back office” or “middle office,” financial or operational services to the Company (based on the percentage of time those individuals devote, on an estimated basis, to the business and affairs of the Company). Directors who are not affiliated with the Adviser receive compensation for their services and reimbursement of expenses incurred to attend meetings.
Investment Advisory Agreement
The Company has entered into an Investment Advisory Agreement (the “Investment Advisory Agreement”) with the Adviser. Under the terms of the Investment Advisory Agreement, the Adviser is responsible for managing the Company’s business and activities, including sourcing investment opportunities, conducting research, performing diligence on potential investments, structuring its investments, and monitoring its portfolio companies on an ongoing basis through a team of investment professionals.
The Adviser’s services under the Investment Advisory Agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to the Company are not impaired.
Unless earlier terminated as described below, the Investment Advisory Agreement will remain in effect for two years from the date it first becomes effective and from year-to-year
thereafter if approved annually by a

Blue Owl Technology Income Corp.
Notes to the Consolidated Financial Statements (Unaudited) - Continued

majority of the Board or by the holders of a majority of the Company`s outstanding voting securities and, in each case, by a majority of independent directors. On May 8, 2023, the Board approved the continuation of the Investment Advisory Agreement.
The Investment Advisory Agreement will automatically terminate within the meaning of the 1940 Act and related SEC guidance and interpretations in the event of its assignment. In accordance with the 1940 Act, without payment of penalty, the Company may terminate the Investment Advisory Agreement with the Adviser upon 60 days’ written notice. The decision to terminate the agreement may be made by a majority of the Board of Directors or the shareholders holding a majority (as defined under the 1940 Act) of the outstanding shares of the Company’s common stock or the Adviser. In addition, without payment of penalty, the Adviser may generally terminate the Investment Advisory Agreement upon 120 days’ written notice.
From time to time, the Adviser may pay amounts owed by the Company to third-party providers of goods or services, including the Board, and the Company will subsequently reimburse the Adviser for such amounts paid on its behalf. Amounts payable to the Adviser are settled in the normal course of business without formal payment terms.
Under the terms of the Investment Advisory Agreement, the Company will pay the Adviser a base management fee and an incentive fee. The cost of both the management fee and the incentive fee will ultimately be borne by the Company’s shareholders.
The base management fee is payable monthly in arrears. The base management fee is calculated at an annual rate of 1.25% based on the average value of the Company`s net assets at the end of the two most recently completed calendar months. All or part of the base management fee not taken as to any month will be deferred without interest and may be taken in any such month prior to the occurrence of a liquidity event. Base management fees for any partial month are prorated based on the number of days in the month. The Adviser and its affiliates have agreed to waive the base management fee through October 31, 2022. Any portion of management fees waived shall not be subject to recoupment.
For the three and nine months ended September 30, 2023, management fees were $4.4 million and $11.3 million, respectively. For the three and nine months ended September 30, 2022, management fees were $2.0 million and $2.2 million, respectively, of which $2.0 million and $2.2 million were waived for each respective period.
The incentive fee consists of two parts: (i) an incentive fee on income and (ii) an incentive fee on capital gains. Each part of the incentive fee is outlined below.
The incentive fee on income will be calculated and payable quarterly in arrears and will be based upon the Company’s pre-incentive
fee net investment income for the immediately preceding calendar quarter. In the case of a liquidation of the Company or if the Investment Advisory Agreement is terminated, the fee will also become payable as of the effective date of the event.
The incentive fee on income for each calendar quarter will be calculated as follows:

•
No incentive fee on income will be payable in any calendar quarter in which the pre-incentive
fee net investment income does not exceed a quarterly return to investors of 1.25% of the Company’s net asset value at the beginning of the quarter. The Company refers to this as the quarterly preferred return.

Blue Owl Technology Income Corp.
Notes to the Consolidated Financial Statements (Unaudited) - Continued

•
All of the Company’s
pre-incentive
fee net investment income, if any, that exceeds the quarterly preferred return, but is less than or equal to 1.43%, which the Company refers to as the upper level breakpoint, of the Company’s net asset value at the beginning of the quarter, will be payable to the Company’s Adviser. The Company refers to this portion of the incentive fee on income as the
“catch-up.”
It is intended to provide an incentive fee of 12.50% on all of the Company’s pre-incentive
fee net investment income when the
pre-incentive
fee net investment income reaches 1.43% of the Company’s net asset value at the beginning of the quarter, measured as of the end of the immediately preceding calendar quarter. The quarterly preferred return of 1.25% and upper level breakpoint of 1.43% are also adjusted for the actual number of days each calendar quarter.

•
For any quarter in which the Company’s
pre-incentive
fee net investment income exceeds the upper level break point of 1.43% of the Company’s net asset value at the beginning of the quarter, the incentive fee on income will equal 12.50% of the amount of the Company’s pre-incentive
fee net investment income, because the quarterly preferred return and catch up will have been achieved.

•
Pre-incentive
fee net investment income is defined as investment income and any other income, accrued during the calendar quarter, minus operating expenses for the quarter, including the base management fee, expenses payable under the Investment Advisory Agreement and the Administration Agreement, any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee.
Pre-incentive
fee net investment income does not include any expense support payments or any reimbursement by the Company of expense support payments, or any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.

The incentive fee on capital gains will be determined and payable in arrears as of the end of each calendar year during which the Investment Advisory Agreement is in effect. In the case of a liquidation, or if the Investment Advisory Agreement is terminated, the fee will also become payable as of the effective date of such event. The annual fee will equal (i) 12.50% of the Company’s realized capital gains on a cumulative basis from inception through the end of such calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less (ii) the aggregate amount of any previously paid incentive fees on capital gains as calculated in accordance with U.S. GAAP. In no event will the incentive fee on capital gains payable pursuant hereto be in excess of the amount permitted by the Advisers Act, including Section 205 thereof.
For the three and nine months ended September 30, 2023, performance-based incentive fees were $6.1 million and $15.6 million, respectively. For the three and nine months ended September 30, 2022, performance-based incentive fees were $3.0 million and $3.9 million, of which, $3.0 million and $3.9 million were waived for each respective period.
For the three and nine months ended September 30, 2023 capital gains-based incentive fees were $0.3 million and $0.3 million, respectively. For the three and nine months ended September 30, 2022, there were no capital gains-based incentive fees.
The Adviser and its affiliates have agreed to waive the performance-based incentive fee and capital gains based incentive fee through October 31, 2022. Any portion of the incentive fees waived shall not be subject to recoupment.
Under the terms of the Investment Advisory Agreement, upon satisfaction of the minimum offering requirement, the Adviser is entitled to receive up to 1.50% of gross proceeds raised in the Company`s continuous public offering until all organization and offering costs funded by the Adviser or its affiliates have been recovered. Any reimbursements will not exceed actual expenses incurred by the Adviser and its affiliates.

Blue Owl Technology Income Corp.
Notes to the Consolidated Financial Statements (Unaudited) - Continued

For the three and nine months ended September 30, 2023 the Company accrued $0.03 million and $0.03 million, respectively, of organization and offering costs that are reimbursable to the Adviser. For the three and nine months ended September 30, 2022, the Company did not accrue any organization and offering expenses that are reimbursable to the Adviser.
From October 1, 2021 to November 30, 2021, the Company was advised by OTA, an affiliate of the Adviser, which also served as the Company’s administrator. On November 30, 2021, the Company entered into the Investment Advisory Agreement and the Administration Agreement, under which the Adviser serves as the Company’s Adviser and administrator, respectively.
Affiliated Transactions
The Company may be prohibited under the 1940 Act from participating in certain transactions with its affiliates without prior approval of the directors who are not interested persons, and in some cases, the prior approval of the SEC. The Company, and certain of its affiliates rely on an order for exemptive relief (as amended, the “Order”) that has been granted to Blue Owl Credit Advisors LLC (f/k/a Owl Rock Capital Advisors LLC) (“OCA”) to
co-invest
with other funds managed by the Adviser or certain affiliates, in a manner consistent with the Company’s investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. Pursuant to such Order, the Company generally is permitted to co-invest
with certain of its affiliates if a “required majority” (as defined in Section 57(o) of the 1940 Act) of the Board make certain conclusions in connection with a co-investment
transaction, including that (1) the terms of the transaction, including the consideration to be paid, are reasonable and fair to the Company and its shareholders and do not involve overreaching by the Company or its shareholders on the part of any person concerned, (2) the transaction is consistent with the interests of the Company’s shareholders and is consistent with its investment objective and strategies, (3) the investment by its affiliates would not disadvantage the Company, and the Company’s participation would not be on a basis different from or less advantageous than that on which its affiliates are investing, and (4) the proposed investment by the Company would not benefit the Adviser or its affiliates or any affiliated person of any of them (other than the parties to the transaction), except to the extent permitted by the Order and applicable law, including the limitations set forth in Section 57(k) of the 1940 Act. In addition, the Order permits the Company to participate in follow-on
investments in its existing portfolio companies with certain affiliates that are private funds if such private funds did not have an investment in such existing portfolio company.
The Adviser is affiliated with OCA, OTCA, Blue Owl Credit Private Fund Advisors LLC (f/k/a Owl Rock Capital Private Fund Advisors LLC) (“OPFA”) and Blue Owl Diversified Credit Advisors LLC (f/k/a Owl Rock Diversified Advisors LLC) (“ODCA” and together with OCA, OTCA, OPCA and the Adviser, the “Blue Owl Credit Advisors”), which are also investment advisers. The Blue Owl Credit Advisers are indirect affiliates of Blue Owl and comprise part of “Blue Owl Credit”, a division of Blue Owl focused on direct lending. The Blue Owl Credit Advisers’ allocation policy seeks to ensure equitable allocation of investment opportunities over time between the Company, and other funds managed by the Adviser, or its affiliates. As a result of the Order, there could be significant overlap in the Company’s investment portfolio and the investment portfolio of the business development companies, private funds and separately manged accounts managed by the Blue Owl Credit Advisers (collectively the “Blue Owl Credit Clients”) and/or other funds managed by the Adviser or its affiliates that could avail themselves of the Order and that have a similar investment objective to the Company’s.
Controlled/Affiliated Portfolio Companies
Under the 1940 Act, the Company is required to separately identify non-controlled
investments where it owns 5% or more of a portfolio company’s outstanding voting securities and/or has the power to exercise control

Blue Owl Technology Income Corp.
Notes to the Consolidated Financial Statements (Unaudited) - Continued

over the management or policies of such portfolio company as investments in “affiliated” companies. In addition, under the 1940 Act, the Company is required to separately identify investments where it owns more than 25% of a portfolio company’s outstanding voting securities and/or has the power to exercise control over the management or policies of such portfolio company as investments in “controlled” companies. Under the 1940 Act,
“non-affiliated
investments” are defined as investments that are neither controlled investments nor affiliated investments. Detailed information with respect to the Company’s non-controlled,
non-affiliated;
non-controlled,
affiliated; and controlled affiliated investments is contained in the accompanying consolidated financial statements, including the consolidated schedule of investments.
The Company has made investments in
non-controlled,
affiliated companies, including LSI Financing 1 DAC (“LSI Financing”).
LSI Financing is a portfolio company formed to acquire a contractual rights to revenue pursuant to earnout agreements generally in the life sciences space. On December 14, 2022, the Company made a $4.0 million investment in LSI Financing. The Company has made periodic increases to its investment in LSI Financing, including $9.8 million for the nine months ended September 30, 2023 . The Company’s investment in LSI Financing is a co-investment
with its affiliates in accordance with the terms of the exemptive relief that the Company received from the SEC. The Company does not consolidate its equity interest in LSI Financing.
Dealer Manager Agreement
The Company has entered into a dealer manager agreement (the “Dealer Manager Agreement”) with Blue Owl Securities, an affiliate of the Adviser, and participating broker-dealer agreements with certain broker-dealers. Under the terms of the Dealer Manager Agreement and the participating broker-dealer agreements, Blue Owl Securities serves as the dealer manager, and certain participating broker- dealers solicit capital, for the Company`s public offering of shares of Class S, Class D, and Class I common stock. Blue Owl Securities will not receive upfront selling commissions with respect to purchases of Class S, Class D and Class I shares or shares of any class of shares issued pursuant to the Company`s distribution reinvestment plan.
Subject to FINRA limitations on underwriting compensation and pursuant to a distribution plan adopted by the Company in compliance with Rules
12b-1
and
17d-3
under the 1940 Act, as if those rules applied to the Company, the Company will pay Blue Owl Securities servicing fees for ongoing services rendered to shareholders by participating broker-dealers or broker-dealers servicing investors’ accounts, referred to as servicing broker-dealers:

•	With respect to the Company`s outstanding Class S shares equal to 0.85% per annum of the aggregate net asset value of the Company`s outstanding Class S shares; and

•	With respect to the Company`s outstanding Class D shares equal to 0.25% per annum of the aggregate net asset value of the Company`s outstanding Class D shares.
The Company will not pay an ongoing servicing fee with respect to the Company`s outstanding Class I shares.
For the three and nine months ended September 30, 2023, the Company incurred servicing fees with respect to Class S shares of $0.7 million and $1.5 million. Class S shares were first issued on June 1, 2022, and the Company incurred servicing fees of $0.1 million and $0.1 million for the three and nine months ended September 30, 2022. Class D shares were first issued on October 3, 2022 and the Company deemed servicing fees insignificant to disclose for the three and nine months ended September 30, 2023.

Blue Owl Technology Income Corp.
Notes to the Consolidated Financial Statements (Unaudited) - Continued

The servicing fees will be paid monthly in arrears. Blue Owl Securities will reallow (pay) all or a portion of the ongoing servicing fees to participating broker-dealers and servicing broker-dealers for ongoing services performed by such broker-dealers, and will waive ongoing servicing fees to the extent a broker-dealer is not eligible to receive it for failure to provide such services. Because the ongoing servicing fees are calculated based on the Company`s net asset values for the Company`s Class S and Class D shares, they will reduce the net asset values or, alternatively, the distributions payable, with respect to the shares of each such class, including shares issued under it’s distribution reinvestment plan. The Company will cease paying ongoing servicing fees at the date at which total underwriting compensation from any source in connection with this offering equals 10% of the gross proceeds from it’s offering (excluding proceeds from issuances pursuant to it`s distribution reinvestment plan). This limitation is intended to ensure that the Company satisfies the requirements of FINRA Rule 2310, which provides that the maximum aggregate underwriting compensation from any source, including compensation paid from offering proceeds and in the form of “trail commissions,” payable to underwriters, broker-dealers, or affiliates thereof participating in an offering may not exceed 10% of gross offering proceeds, excluding proceeds received in connection with the issuance of shares through a distribution reinvestment plan.
Upfront selling commissions for sales of Class S and Class D shares may be reduced or waived in connection with volume or other discounts, other fee arrangements or for sales to certain categories of purchasers.
Expense Support and Conditional Reimbursement Agreement
On November 30, 2021, the Company entered into an Expense Support Agreement and Conditional Reimbursement Agreement, or the Expense Support Agreement, with the Adviser, the purpose of which was to ensure that no portion of the Company’s distributions to shareholders represented a return of capital for U.S. federal income tax purposes. The Expense Support Agreement became effective as of the date that the Company met the minimum offering requirement and was terminated by the Adviser on March 7, 2023. On a quarterly basis, the Adviser reimbursed the Company for “Operating Expenses” (as defined below) in an amount equal to the excess of the Company’s cumulative distributions paid to the Company’s shareholders in each quarter over “Available Operating Funds” (as defined below) received by the Company on account of the Company’s investment portfolio during such quarter. Any payments that the Adviser was required to make pursuant to the preceding sentence are referred to herein as an “Expense Payment”.
Under the Expense Support Agreement, “Operating Expenses” was defined as all of the Company’s operating costs and expenses incurred, as determined in accordance with generally accepted accounting principles for investment companies. “Available Operating Funds” was defined as the sum of (i) the Company’s estimated investment company taxable income (including realized net short-term capital gains reduced by realized net long-term capital losses), (ii) the Company’s realized net capital gains (including the excess of realized net long-term capital gains over realized net short-term capital losses) and (iii) dividends and other distributions paid to us on account of preferred and common equity investments in portfolio companies, if any (to the extent such amounts listed in clause (iii) are not included under clauses (i) and (ii) above).
The Adviser’s obligation to make Expense Payments automatically became a liability of the Adviser and the right to such Expense Payment was an asset of the Company’s on the last business day of the applicable quarter. The Expense Payment for any quarter was be paid by the Adviser to the Company in any combination of cash or other immediately available funds, and/or offset against amounts due from the Company to the Adviser no later than the earlier of (i) the date on which the Company closes it’s books for such quarter, or (ii) forty-five days after the end of such quarter.

Blue Owl Technology Income Corp.
Notes to the Consolidated Financial Statements (Unaudited) - Continued

Following any quarter in which Available Operating Funds exceed the cumulative distributions paid by the Company in respect of such quarter (the amount of such excess being hereinafter referred to as “Excess Operating Funds”), the Company is required to pay such Excess Operating Funds, or a portion thereof, in accordance with the stipulations below, as applicable, to the Adviser, until such time as all Expense Payments made by the Adviser to the Company within three years prior to the last business day of such quarter have been reimbursed. Any payments required to be made by the Company are referred to as a “Reimbursement Payment”.
The amount of the Reimbursement Payment for any quarter shall equal the lesser of (i) the Excess Operating Funds in respect of such quarter and (ii) the aggregate amount of all Expense Payments made by the Adviser to us within three years prior to the last business day of such quarter that have not been previously reimbursed by the Company to the Adviser. The payment will be reduced to the extent that such Reimbursement Payments, together with all other Reimbursement Payments paid during the fiscal year, would cause Other Operating Expenses defined as the Company’s total Operating Expenses, excluding base management fees, incentive fees, organization and offering expenses, distribution and shareholder servicing fees, financing fees and costs, interest expense, brokerage commissions and extraordinary expenses on an annualized basis and net of any Expense Payments received by the Company during the fiscal year to exceed the lesser of: (i) 1.75% of the Company’s average net assets attributable to the shares of the Company’s common stock for the fiscal year-to-date
period after taking such Expense Payments into account; and (ii) the percentage of the Company’s average net assets attributable to shares of its common stock represented by Other Operating Expenses during the fiscal year in which such Expense Payment was made (provided, however, that this clause (ii) shall not apply to any Reimbursement Payment which relates to an Expense Payment made during the same fiscal year).
No Reimbursement Payment for any quarter will be made if: (1) the “Effective Rate of Distributions Per Share” (as defined below) declared by the Company at the time of such Reimbursement Payment is less than the Effective Rate of Distributions Per Share at the time the Expense Payment was made to which such Reimbursement Payment relates, or (2) the Company’s “Operating Expense Ratio” (as defined below) at the time of such Reimbursement Payment is greater than the Operating Expense Ratio at the time the Expense Payment was made to which such Reimbursement Payment relates. Pursuant to the Expense Support Agreement, “Effective Rate of Distributions Per Share” means the annualized rate (based on a 365 day year) of regular cash distributions per share exclusive of returns of capital, distribution rate reductions due to distribution and shareholder fees, and declared special dividends or special distributions, if any. The “Operating Expense Ratio” is calculated by dividing Operating Expenses, less organizational and offering expenses, base management and incentive fees owed to Adviser, and interest expense, by the Company’s net assets.
The specific amount of expenses reimbursed by our Adviser, if any, will be determined at the end of each quarter.
On March 7, 2023, our Adviser terminated the Expense Support Agreement. However, the Company’s obligation to make Reimbursement Payments, subject to the conditions above, survives the termination of the Expense Support Agreement. There are no Reimbursement Payments conditionally due form the Company to the Adviser

Blue Owl Technology Income Corp.
Notes to the Consolidated Financial Statements (Unaudited) - Continued

The following table presents a summary of all expenses supported, and recouped, by the Adviser for each of the following three month periods in which the Company received Expense Support from the Adviser and the associated dates through which such expenses may be subject to reimbursement from the Company pursuant to the Expense Support Agreement. The Company did not receive any expense support post year end/prior to termination of the Expense Support Agreement.

For the Quarter Ended	Amount of Expense Support	Recoupment of Expense Support	Unreimbursed Expense Support	Effective Rate of Distribution per Share (1)	Reimbursement Eligibility Expiration	Operating Expense Ratio (2)(3)
($ in thousands)
June 30, 2022	$174	$174	$—	6.3%	June 30, 2025	—%

Total	$174	$174	$—

(1)
The effective rate of distribution per share is expressed as a percentage equal to the projected annualized distribution amount as of the end of the applicable period (which is calculated by annualizing the regular monthly cash distributions per share as of such date without compounding), divided by the Company’s net asset value per share as of such date.

(2)
The operating expense ratio is calculated by dividing operating expenses, less organizational and offering expenses, base management and incentive fees owed to the Adviser, and interest expense, by the Company’s net assets.

(3)	The operating expense ratio for the period presented rounds to less than 0.01%.
Expense Deferral Agreement
On March 23, 2022, the Company and the Adviser entered into the expense deferral agreement (the “Expense Deferral Agreement”), under which the Adviser has agreed to incur and pay all of the Company’s expenses, other than amounts used to pay interest expense and shareholder servicing and/or distribution fees, until the Company met certain conditions related to amount of subscriptions it received. The expenses subject to deferral did not include expenses that (1) were previously classified as Expense Payments or Reimbursement Payments under the Expense Support Agreement, or (2) Organization and Offering Expenses in excess of 1.50% of the gross offering proceeds from the sale of the Company’s securities.
On May 9, 2023, the Company and the Adviser amended the Expense Deferral Agreement to provide that the Adviser’s obligation to incur and pay the Company’s expenses would cease as of April 30, 2023, and that the Company would repay the expenses previously incurred by the Adviser on the Company’s behalf in eighteen equal installments, upon meeting specified conditions. The first installment will become an obligation of the Company when the Company reaches $1.75 billion in “Net Subscriptions” received from the sale of the Company’s common shares, and each of the seventeen remaining installments will become an obligation of the Company for each $75 million in Net Subscriptions received from the sale of the Company’s common shares thereafter. For purposes of the Expense Deferral Agreement, “Net Subscriptions” means gross subscriptions from the sale of the Company’s common stock minus gross repurchases made by the Company pursuant to the Company’s tender offer program.
The Expense Deferral Agreement may be terminated at any time, without the payment of any penalty, by the Company or the Adviser, with or without notice, and will automatically terminate (i) in the event of the termination of the Investment Advisory Agreement, or (ii) if the Board makes a determination to dissolve or liquidate the Company. However, the Company’s obligation to pay the Adviser the expenses incurred by the Adviser on the Company’s behalf upon meeting the specified conditions will survive any termination of the agreement.

Blue Owl Technology Income Corp.
Notes to the Consolidated Financial Statements (Unaudited) - Continued

License Agreement
On July 6, 2023, the Company entered into a license agreement (the “License Agreement”) with an affiliate of Blue Owl, pursuant to which the Company was granted a non-exclusive
license to use the name “Blue Owl”. Under the License Agreement, the Company has a right to use the Blue Owl name for so long as the Adviser or one of its affiliates remains the Company’s investment adviser. Other than with respect to this limited license, the Company has no legal right to the “Blue Owl” name or logo.
Promissory Note
On October 4, 2021, the Board authorized the Company, as Borrower, to enter into a revolving promissory note (the “Promissory Note”) with an entity affiliated with the Adviser. On June 22, 2022, the Company and Feeder FIC, as lender, entered into a termination agreement pursuant to which the Promissory Note was terminated. Upon execution of the Termination Agreement there were no amounts outstanding pursuant to the Promissory Notes. See Note 6 “Debt”.
Note 4. Investments
The table below presents our investments at amortized cost and fair value as of the following periods:

	As of		As of
	September 30, 2023		December 31, 2022
($ in thousands)	Amortized Cost	Fair Value	Amortized Cost	Fair Value
First-lien senior secured debt investments	$2,374,884	$2,388,981	$1,559,332	$1,558,578
Second-lien senior secured debt investments	241,459	236,794	235,671	226,686
Preferred equity investments (1)	199,067	190,867	185,520	181,670
Common equity investments	37,504	38,410	29,967	29,935

Total Investments	$2,852,914	$2,855,052	$2,010,490	$1,996,869

(1)	Includes equity investment in LSI Financing.
The Company uses Global Industry Classification Standards (“GICS”) for classifying the industry groupings of its portfolio companies. The table below presents the industry composition of investments based on fair value as of the following periods:

	As of
	September 30, 2023	December 31, 2022
Aerospace & Defense	2.1%	2.2%
Application Software	15.9%	18.2%
Banks	2.1%	—%
Beverages	1.7%	2.5%
Buildings & Real Estate	0.7%	1.0%
Building Products	0.4%	—%
Commercial Services & Supplies	4.4%	5.1%
Construction & Engineering	0.6%	0.5%
Containers & Packaging	0.9%	1.1%

Blue Owl Technology Income Corp.
Notes to the Consolidated Financial Statements (Unaudited) - Continued

	As of
	September 30, 2023	December 31, 2022
Diversified Consumer Services	1.3%	1.5%
Diversified Financial Services	3.0%	2.5%
Electrical Equipment	3.5%	5.0%
Energy Equipment & Services	0.2%	—%
Food & Staples Retailing	5.4%	7.5%
Health Care Equipment & Supplies	0.9%	0.2%
Health Care Providers & Services	2.7%	3.1%
Health Care Technology	11.7%	10.9%
Insurance	7.3%	3.8%
IT Services	7.0%	6.9%
Life Sciences Tools & Services	2.0%	0.3%
Pharmaceuticals (1)	0.8%	0.6%
Professional Services	4.3%	0.4%
Real Estate Management & Development	2.6%	1.2%
Road & Rail	—%	0.2%
Specialty Retail	—%	2.0%
Systems Software	18.5%	23.3%

Total	100.0%	100.0%

(1)	Includes equity investment in LSI Financing.
The table below presents investments by geographic composition based on fair value as of the following periods:

	As of
	September 30, 2023	December 31, 2022
United States:
Midwest	14.3%	12.0%
Northeast	23.4%	25.9%
South	29.4%	35.2%
West	21.9%	21.7%
International	11.0%	5.2%

Total	100.0%	100.0%

Blue Owl Technology Income Corp.
Notes to the Consolidated Financial Statements (Unaudited) - Continued

Note 5. Fair Value of Investments
The tables below present the fair value hierarchy of investments as of the following periods:

	As of
	September 30, 2023
($ in thousands)	Level 1	Level 2	Level 3	Total
First-lien senior secured debt investments	$—	$414,368	$1,974,613	$2,388,981
Second-lien senior secured debt	—	58,555	178,239	236,794
Preferred equity investments	—	—	190,867	190,867
Common equity investments	—	—	38,410	38,410

Total Investments	$—	$472,923	$2,382,129	$2,855,052

	As of
	December 31, 2022
($ in thousands)	Level 1	Level 2	Level 3	Total
First-lien senior secured debt investments	$—	$128,697	$1,429,881	$1,558,578
Second-lien senior secured debt	—	22,671	204,015	226,686
Preferred equity investments	—	—	181,670	181,670
Common equity investments	—	—	29,935	29,935

Total Investments	$—	$151,368	$1,845,501	$1,996,869

The tables below present changes in fair value of investments for which Level 3 inputs were used to determine the fair value for the following periods:

	As of and for the Three Months Ended
	September 30, 2023
($ in thousands)	First-lien senior secured debt investments	Second-lien senior secured debt investments	Preferred equity investments	Common equity investments	Total
Fair value, beginning of period	$1,553,180	$175,565	$202,063	$30,253	$1,961,061
Purchases of investments, net	458,162	—	9	7,500	465,671
Payment-in-kind	3,284	1,753	307	—	5,344
Proceeds from investments, net	(42,550)	—	(12,381)	—	(54,931)
Net change in unrealized gain (loss)	(519)	862	(126)	657	874
Net realized gains (losses)	—	—	581	—	581
Net accretion/amortization of discount/premium on investments	1,279	59	414	—	1,752
Transfers into (out of) Level 3 (1)	1,777	—	—	—	1,777

Fair value, end of period	$1,974,613	$178,239	$190,867	$38,410	$2,382,129

(1)
Transfers between levels, if any, are recognized at the beginning of the period in which the transfers occur. For the period ended September 30, 2023, transfers into Level 3 out of Level 2 were a result of changes in the observability of significant inputs for certain portfolio companies.

Blue Owl Technology Income Corp.
Notes to the Consolidated Financial Statements (Unaudited) - Continued

	As of and for the Nine Months Ended
	September 30, 2023
($ in thousands)	First-lien senior secured debt investments	Second-lien senior secured debt investments	Preferred equity investments	Common equity investments	Total
Fair value, beginning of period	$1,429,881	$204,015	$181,670	$29,935	$1,845,501
Purchases of investments, net	595,553	—	9,785	7,537	612,875
Payment-in-kind	8,029	4,957	16,004	—	28,990
Proceeds from investments, net	(69,307)	—	(13,414)	—	(82,721)
Net change in unrealized gain (loss)	7,080	(173)	(4,348)	938	3,497
Net realized gains (losses)	(2)	—	581	—	579
Net accretion/amortization of discount/premium on investments	3,379	169	589	—	4,137
Transfers into (out of) Level 3 (1)	—	(30,729)	—	—	(30,729)

Fair value, end of period	$1,974,613	$178,239	$190,867	$38,410	$2,382,129

(1)
Transfers between levels, if any, are recognized at the beginning of the period in which the transfers occur. For the period ended September 30, 2022, transfers out of Level 3 into Level 2 were a result of changes in the observability of significant inputs for certain portfolio companies.

	As of and for the Three Months Ended
	September 30, 2022
($ in thousands)	First-lien senior secured debt investments	Second-lien senior secured debt investments	Preferred equity investments	Common equity investments	Total
Fair value, beginning of period	$689,493	$100,964	$96,964	$6,667	$894,088
Purchases of investments, net	520,949	54,199	69,935	16,583	661,666
Payment-in-kind	658	809	1,405	—	2,872
Proceeds from investments, net	1,954	—	—	—	1,954
Net change in unrealized gain (loss)	1,906	(2,105)	(1,064)	(6)	(1,269)
Net realized gains (losses)	—	—	—	—	—
Net accretion/amortization of discount/premium on investments	728	25	51	—	804
Transfers into (out of) Level 3 (1)	—	—	—	—	—

Fair value, end of period	$1,215,688	$153,892	$167,291	$23,244	$1,560,115

(1)	Transfers between levels, if any, are recognized at the beginning of the period in which the transfers occur.

Blue Owl Technology Income Corp.
Notes to the Consolidated Financial Statements (Unaudited) - Continued

	As of and for the Nine Months Ended
	September 30, 2022
($ in thousands)	First-lien senior secured debt investments	Second-lien senior secured debt investments	Preferred equity investments	Common equity investments	Total
Fair value, beginning of period	$—	$—	$—	$—	$—
Purchases of investments, net	1,243,366	155,862	168,781	23,253	1,591,262
Payment-in-kind	859	1,813	2,310	—	4,982
Proceeds from investments, net	(28,740)	—	—	—	(28,740)
Net change in unrealized gain (loss)	(766)	(3,825)	(3,867)	(9)	(8,467)
Net realized gains (losses)	17	—	—	—	17
Net accretion/amortization of discount/premium on investments	952	42	67	—	1,061
Transfers into (out of) Level 3 (1)	—	—	—	—	—

Fair value, end of period	$1,215,688	$153,892	$167,291	$23,244	$1,560,115

(1)	Transfers between levels, if any, are recognized at the beginning of the period in which the transfers occur.
The table below presents information with respect to net change in unrealized gains (loss) on investments for which Level 3 inputs were used in determining the fair value that are still held by the Company as of and for the following periods:

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
($ in thousands)	2023	2022	2023	2022
First-lien senior secured debt investments	$(519)	$1,906	$7,080	$(766)
Second-lien senior secured debt investments	862	(2,105)	(173)	(3,825)
Preferred equity investments	(126)	(1,064)	(4,348)	(3,867)
Common equity investments	657	(6)	938	(9)

Total Investments	$874	$(1,269)	$3,497	$(8,467)

The tables below present quantitative information about the significant unobservable inputs of the Company’s Level 3 investments as of the following periods. The weighted average range of unobservable inputs is based on fair value of investments. The tables are not intended to be all-inclusive,
but instead capture the significant unobservable inputs relevant to the Company’s determination of fair value.

	As of
	September 30, 2023
($ in thousands)	Fair Value	Valuation Technique	Unobservable Input	Range (Weighted Average)	Impact to Valuation from an Increase in Input
First-lien senior secured debt investments	$1,573,394	Yield Analysis	Market Yield	8.4% - 16.9% (12.0%)	Decrease
	$401,219	Recent Transaction	Transaction Price	97.0% - 99.0% (98.4%)	Increase
Second-lien senior secured debt investments	$178,239	Yield Analysis	Market Yield	12.1% - 17.7% (15.2%)	Decrease

Blue Owl Technology Income Corp.
Notes to the Consolidated Financial Statements (Unaudited) - (Continued)

	As of
	September 30, 2023
($ in thousands)	Fair Value	Valuation Technique	Unobservable Input	Range (Weighted Average)	Impact to Valuation from an Increase in Input
Preferred equity investments	$181,569	Yield Analysis	Market Yield	11.2% - 22.8% (16.0%)	Decrease
	$9,298	Market Approach	Revenue	19.0x - 19.0x (19.0x)	Increase
Common equity investments	$21,372	Market Approach	Revenue	6.3x - 14.3x (11.2x)	Increase
	$9,538	Market Approach	EBITDA Multiple	9.3x - 32.5x (13.8x)	Increase
	$7,500	Recent Transaction	Transaction Price	100.0% - 100.0% (100.0%)	Increase

	As of
	December 31, 2022
($ in thousands)	Fair Value	Valuation Technique	Unobservable Input	Range (Weighted Average)	Impact to Valuation from an Increase in Input
First-lien senior secured debt investments	$1,261,664	Yield Analysis	Market Yield	8.2% - 19.3% (11.4%)	Decrease
	$168,217	Recent Transaction	Transaction Price	97.2% - 98.5% (98.0%)	Increase
Second-lien senior secured debt investments	$179,525	Yield Analysis	Market Yield	12.7% - 20.1% (15.4%)	Decrease
	$24,490	Recent Transaction	Transaction Price	98.0% - 98.0% (98.0%)	Increase
Preferred equity investments	$159,881	Yield Analysis	Market Yield	11.9% - 20.6% (16.0%)	Decrease
	$11,789	Recent Transaction	Transaction Price	96.5% - 100.0% (97.7%)	Increase
	$10,000	Market Approach	EBITDA Multiple	33.8x - 33.8x (33.8x)	Increase
Common equity investments	$13,378	Market Approach	Revenue	11.0x - 16.6x (13.8x)	Increase
	$9,843	Market Approach	EBITDA Multiple	11.4x - 31.6x (15.0x)	Increase
	$6,714	Recent Transaction	Transaction Price	100.0% - 100.0% (100.0%)	Increase
The fair value of the Company’s performing Level 3 debt investments is typically determined utilizing a yield analysis. In a yield analysis, a price is ascribed for each investment based upon an assessment of current and expected market yields for similar investments and risk profiles. Additional consideration is given to the expected life, portfolio company performance since close, and other terms and risks associated with an investment. Among other factors, a determinant of risk is the amount of leverage used by the portfolio company relative to its total enterprise value, and the rights and remedies of the Company’s investment within the portfolio company’s capital structure.

Blue Owl Technology Income Corp.
Notes to the Consolidated Financial Statements (Unaudited) - (Continued)

When the debtor is not performing or when there is insufficient value to cover the investment, the Company may utilize a net recovery approach to determine the fair value of debt investments in subject companies. A net recovery analysis typically consists of two steps. First, the total enterprise value for the subject company is estimated using standard valuation approaches, most commonly the market approach. Second, the fair value for each investment in the subject company is then estimated by allocating the subject company’s total enterprise value to the outstanding securities in the capital structure based upon various factors, including seniority, preferences, and other features if deemed relevant to each security in the capital structure.
Significant unobservable quantitative inputs typically used in the fair value measurement of the Company’s Level 3 debt investments primarily include current market yields, including relevant market indices, but may also include quotes from brokers, dealers, and pricing services as indicated by comparable investments. For the Company’s Level 3 equity investments, a market approach, based on comparable publicly-traded company and comparable market transaction multiples of revenues, EBITDA, or some combination thereof and comparable market transactions typically would be used.
Debt Not Carried at Fair Value
Fair value is estimated by discounting remaining payments using applicable current market rates, which take into account changes in the Company’s marketplace credit ratings, or market quotes, if available. The tables below present the carrying and fair values of the Company’s debt obligations as of the following periods:

	As of			As of
	September 30, 2023			December 31, 2022
($ in thousands)	Net Carrying Value (1)	Debt Issuance Costs	Fair Value	Net Carrying Value (1)	Debt Issuance Costs	Fair Value
Revolving Credit Facility	$554,677	$(3,964)	$554,677	$410,661	$(4,567)	$410,661
SPV Asset Facility I	515,759	(4,241)	515,759	607,253	(6,747)	607,253
SPV Asset Facility II	67,537	(2,463)	67,537	—	—	—
Series 2023A Notes	99,046	(954)	99,046	—	—	—

Total Debt	$1,237,019	$(11,622)	$1,237,019	$1,017,914	$(11,314)	$1,017,914

(1)	Carrying values are presented net of debt issuance costs.
The table below presents fair value measurements of the Company’s debt obligations as of the following periods:

	As of
($ in thousands)	September 30, 2023	December 31, 2022
Level 1	$—	$—
Level 2	—	—
Level 3	1,237,019	1,017,914

Total Debt	$1,237,019	$1,017,914

Financial Instruments Not Carried at Fair Value
As of September 30, 2023 and December 31, 2022, the carrying amounts of the Company’s assets and liabilities, other than investments at fair value and debt, approximate fair value due to their short term maturities.
Note 6. Debt
In accordance with the 1940 Act, with certain limitations, the Company is allowed to borrow amounts such that its asset coverage, as defined in the 1940 Act, is at least 150% after such borrowing. As of September 30, 2023 and December 31, 2022, the Company’s asset coverage was 229.2% and 195.9%, respectively.

Blue Owl Technology Income Corp.
Notes to the Consolidated Financial Statements (Unaudited) - (Continued)

The tables below present debt obligations as of the following periods:

	As of
	September 30, 2023
($ in thousands)	Aggregate Principal Committed	Outstanding Principal	Amount Available (1)	Debt Issuance Costs	Net Carrying Value
Revolving Credit Facility	$800,000	$558,641	$241,359	$(3,964)	$554,677
SPV Asset Facility I	750,000	520,000	7,536	(4,241)	515,759
SPV Asset Facility II	250,000	70,000	29,938	(2,463)	67,537
Series 2023A Notes	100,000	100,000	—	(954)	99,046

Total Debt	$1,900,000	$1,248,641	$278,833	$(11,622)	$1,237,019

(1)	The amount available reflects any collateral related limitations at the Company level related to each credit facility’s borrowing base.

	As of
	December 31, 2022
($ in thousands)	Aggregate Principal Committed	Outstanding Principal	Amount Available (1)	Debt Issuance Costs	Net Carrying Value
Revolving Credit Facility	$750,000	$415,229	$18,647	$(4,567)	$410,661
SPV Asset Facility I	1,000,000	614,000	2,867	(6,747)	607,253

Total Debt	$1,750,000	$1,029,229	$21,514	$(11,314)	$1,017,914

(1)	The amount available reflects any collateral related limitations at the Company level related to each credit facility’s borrowing base.
The table below presents the components of interest expense for the following periods:

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
($ in thousands)	2023	2022	2023	2022
Interest expense (1)	$22,286	$10,946	$61,350	$13,334
Amortization of debt issuance costs	1,034	682	2,435	1,044

Total Interest Expense	$23,320	$11,628	$63,785	$14,378

Average interest rate (2)(3)	8.1%	5.9%	8.0%	6.5%
Average daily outstanding borrowings (2)	$1,090,906	$736,753	$1,015,131	$487,736

(1)
Prior period interest expense excludes approximately $0.6 million of financing fees incurred in connection with the Macquarie warehouse agreements prior to the commencement of operations on May 2, 2022.

(2)	Prior period averages reflect the period from May 2, 2022, the date of the agreement, through September 30, 2022.
(3)	Averages are calculated based on annualized amounts.
Promissory Note
On October 6, 2021, the Company, as borrower, entered into a Loan Agreement (the “FIC Agreement”) with Owl Rock Feeder FIC LLC (“Feeder FIC”), an affiliate of the Adviser, as lender, to enter into revolving promissory notes (the “Promissory Notes”) to borrow up to an aggregate of $100.0 million from Feeder FIC. Under the FIC Agreement, the Company could re-borrow
any amount repaid; however, there was no funding commitment between Feeder FIC and the Company.

Blue Owl Technology Income Corp.
Notes to the Consolidated Financial Statements (Unaudited) - Continued

On March 23, 2022, the Company entered into an amendment to the FIC Agreement to change the manner in which interest is calculated.
The interest rate on amounts borrowed pursuant to the Promissory Note prior to March 23, 2022 was based on the lesser of the rate of interest for an ABR Loan or a Eurodollar Loan under the Credit Agreement dated as of April 15, 2021, as amended or supplemented from time to time, by and among Blue Owl Credit Advisors LLC (f/k/a Owl Rock Capital Advisors LLC) , an affiliate of the Adviser, as borrower, the several lenders from time to time party thereto, MUFG Union Bank, N.A., as Collateral Agent and MUFG Bank, Ltd., as Administrative Agent.
The interest rate on amounts borrowed pursuant to the Promissory Notes after March 23, 2022 was based on the lesser of the rate of interest for a SOFR Loan or an ABR Loan under the Credit Agreement dated as of December 7, 2021, as amended or supplemented from time to time, by and among Blue Owl Finance LLC, as Borrower, Blue Owl Capital Holdings LP and Blue Owl Capital Carry LP as Parent Guarantors, the Subsidiary Guarantors party thereto, Bank of America, N.A., as Syndication Agent, JPMorgan Chase Bank, N.A., Wells Fargo Bank, National Association and Sumitomo Mitsui Banking Corporation, as
Co-Documentation
Agents and MUFG Bank, Ltd., as Administrative Agent.
The unpaid principal balance of any Promissory Notes and accrued interest thereon was payable by the Company from time to time at the discretion of the Company but immediately due and payable upon 120 days written notice by Feeder FIC, and in any event due and payable in full no later than February 28, 2023. The Company intends to use the borrowed funds to leverage its current investment portfolio and to make investments in portfolio companies consistent with its investment strategies.
On June 22, 2022, the Company and Feeder FIC, entered into a termination agreement (the “Termination Agreement”) pursuant to which the FIC Agreement was terminated. Upon execution of the Termination Agreement, there were no amounts outstanding under the Loan Agreement or the Promissory Notes.
Revolving Credit Facility
On May 2, 2022, the Company entered into a Senior Secured Credit Agreement (the “Revolving Credit Facility”). The parties to the Revolving Credit Facility include the Company, as Borrower, the lenders from time to time parties thereto (each a “Lender” and collectively, the “Lenders”), Sumitomo Mitsui Banking Corporation as Administrative Agent, Sumitomo Mitsui Banking Corporation, as Sole Bookrunner and a Joint Lead Arranger, Truist Securities, Inc., as a Joint Lead Arranger, and Truist Bank as Documentation Agent.
The Revolving Credit Facility is guaranteed by each of OR Tech Lending IC LLC, ORTIC BC 1 LLC and ORTIC BC 2 LLC, each a subsidiary of the Company, and will be guaranteed by certain domestic subsidiaries of the Company that are formed or acquired by the Company in the future (collectively, the “Guarantors”). Proceeds of the Revolving Credit Facility may be used for general corporate purposes, including the funding of portfolio investments.
The maximum principal amount of the Revolving Credit Facility is $800 million (increased from $400 million to $725 million on June 22, 2022, from $725 million to $750 million on November 14, 2022 and from $750 million to $800 million on July 12, 2023), subject to availability under the borrowing base, which is based on the Company’s portfolio investments and other outstanding indebtedness. The amount available for borrowing under the Revolving Credit Facility is reduced by any standby letters of credit issued through the Revolving Credit Facility. Maximum capacity under the Revolving Credit Facility may be increased to $1.75 billion through the exercise by the Company of an uncommitted accordion feature through which existing

Blue Owl Technology Income Corp.
Notes to the Consolidated Financial Statements (Unaudited) - Continued

and new lenders may, at their option, agree to provide additional financing. The Revolving Credit Facility includes a $200 million limit for swingline loans, with the aggregate principal amount of outstanding swingline loans of any swingline lender being limited to up to $50 million, and is secured by a perfected first-priority interest in substantially all of the portfolio investments held by the Company and each Guarantor, subject to certain exceptions.
The availability period under the Revolving Credit Facility will terminate on May 1, 2026 (“Commitment Termination Date”) and the Revolving Credit Facility will mature on April 30, 2027 (“Maturity Date”). During the period from the Commitment Termination Date to the Maturity Date, the Company will be obligated to make mandatory prepayments under the Revolving Credit Facility out of the proceeds of certain asset sales and other recovery events and equity and debt issuances.
The Company may borrow amounts in U.S. dollars or certain other permitted currencies. Amounts drawn under the Revolving Credit Facility in U.S. dollars will bear interest at either term SOFR plus a margin, or the prime rate plus a margin. The Company may elect either the term SOFR or prime rate at the time of drawdown, and loans denominated in U.S. dollars may be converted from one rate to another at any time at the Company’s option, subject to certain conditions. Amounts drawn under the Revolving Credit Facility in other permitted currencies will bear interest at the relevant rate specified therein plus an applicable margin. The Company will also pay a fee of 0.375% on average daily undrawn amounts under the Revolving Credit Facility.
The Revolving Credit Facility includes customary covenants, including certain limitations on the incurrence by the Company of additional indebtedness and on the Company’s ability to make distributions to its shareholders, or redeem, repurchase or retire shares of stock, upon the occurrence of certain events and certain financial covenants related to asset coverage and other maintenance covenants, as well as customary events of default. The Revolving Credit Facility requires a minimum asset coverage ratio with respect to the consolidated assets of the Company and its subsidiaries to senior securities that constitute indebtedness of no less than 1.50 to 1.00, measured at the last day of any fiscal quarter.
SPV Asset Facility I
On April 27, 2022, Tech Income Funding I LLC (“Tech Income Funding I”), a Delaware limited liability company and a newly formed subsidiary of the Company entered into a Credit Agreement (the “SPV Asset Facility I”) among Tech Income Funding I, as Borrower, the lenders from time to time parties thereto (the “SPV Asset Facility I Lenders”), Goldman Sachs Bank USA as Sole Lead Arranger, Syndication Agent and Administrative Agent, State Street Bank and Trust Company as Collateral Administrator and Collateral Agent and Alter Domus (US) LLC as Collateral Custodian. On May 6, 2022 (the “SPV Asset Facility I Closing Date”), in connection with SPV Asset Facility I, Tech Income Funding I entered into a Margining Agreement (the “Margining Agreement”), with Goldman Sachs Bank USA, as Administrative Agent. The following describes the terms of SPV Asset Facility I as amended through July 31, 2023 (the “SPV Asset Facility I Amendment Date”).
Following the SPV Asset Facility I Amendment Date, from time to time, the Company expects to sell and contribute certain investments to Tech Income Funding I pursuant to a Sale and Contribution Agreement by and between the Company and Tech Income Funding I. No gain or loss will be recognized as a result of the contribution. Proceeds from the SPV Asset Facility I will be used to finance the origination and acquisition of eligible assets by Tech Income Funding I, including the purchase of such assets from the Company. The Company retains a residual interest in assets contributed to or acquired by Tech Income Funding I through its ownership of Tech Income Funding I. The maximum principal amount which may be borrowed under the SPV Asset Facility I is $750 million; the availability of this amount is subject to a borrowing base test, which is based on the value of Tech Income Funding I’s assets from time to time, and satisfaction of certain conditions, including certain concentration limits and other portfolio tests.

Blue Owl Technology Income Corp.
Notes to the Consolidated Financial Statements (Unaudited) - Continued

The SPV Asset Facility I provides for the ability to draw and redraw revolving loans under the SPV Asset Facility I for a period of up to three years after the SPV Asset Facility I Closing Date. Unless otherwise terminated, the SPV Asset Facility I will mature on May 6, 2027 (the “SPV Asset Facility I Stated Maturity”). Prior to the SPV Asset Facility I Stated Maturity, proceeds received by Tech Income Funding I from principal and interest, dividends, or fees on assets must be used to pay fees, expenses and interest on outstanding borrowings, applied to reinvest in additional eligible assets (for a period of up to three years after the SPV Asset Facility I Closing Date, subject to certain conditions) and the excess interest may be returned to the Company, subject to certain conditions. On the SPV Asset Facility I Stated Maturity, Tech Income Funding I must pay in full all outstanding fees and expenses and all principal and interest on outstanding borrowings, and the excess may be returned to the Company. The SPV Asset Facility I may be permanently reduced, in whole or in part, at the option of Tech Income Funding I subject to payment of a premium for a period of time.
Amounts drawn bear interest at a reference rate (initially term SOFR) plus a spread of 2.75% and the spread is payable on the amount by which the undrawn amount exceeds a minimum threshold, initially zero and ramping to 70% of the commitment amount. The undrawn amount of the commitment not subject to such spread payment is subject to an undrawn fee of 0.50% per annum. Certain additional fees are payable on each payment date to Goldman Sachs as Administrative Agent. In addition, under the SPV Asset Facility I Margining Agreement and the SPV Asset Facility I, Tech Income Funding I is required to post cash margin (or in certain cases, additional eligible assets) to the Administrative Agent if a borrowing base deficiency occurs or if the weighted average price gap (as defined in the SPV Asset Facility I Margining Agreement), which is a measure of the excess of the aggregate market value assigned by the Administrative Agent to Tech Income Funding I’s assets over the total amount drawn under the SPV Asset Facility I, falls below a threshold level.
The SPV Asset Facility I contains customary covenants, including certain maintenance covenants, and events of default. The SPV Asset Facility I will be secured by a perfected first priority security interest in the assets of Tech Income Funding I and on any payments received by Tech Income Funding I in respect of those assets. Assets pledged to the SPV Asset Facility I Lenders will not be available to pay the debts of the Company.
Borrowings of Tech Income Funding I LLC are considered the Company’s borrowing for purposes of complying with the asset coverage requirements under the 1940 Act.
SPV Asset Facility II
On May 31, 2023 (the “SPV Asset Facility II Closing Date”), Tech Income Funding II LLC (“Tech Income Funding II”), a Delaware limited liability company and newly formed subsidiary of the Company, entered into a Credit and Security Agreement (the “SPV Asset Facility II”), with Tech Income Funding II LLC, as Borrower, the Company, as Collateral Manager and Equityholder, Citibank, N.A., as Administrative Agent, State Street Bank and Trust Company, as Collateral Agent and Collateral Administrator, Alter Domus (US) LLC as Custodian, the lenders from time to time parties thereto (the “Lenders”) and the group agents from time to time parties thereto.
From time to time, the Company expects to sell and contribute certain investments to Tech Income Funding II pursuant to a Sale and Contribution Agreement, dated as of the SPV Asset Facility II Closing Date, by and between the Company and Tech Income Funding II. No gain or loss will be recognized as a result of the contribution. Proceeds from the SPV Asset Facility II will be used to finance the origination and acquisition of eligible assets by Tech Income Funding II, including the purchase of such assets from the Company. The Company retains a residual interest in assets contributed to or acquired by Tech Income Funding II through its ownership of Tech Income Funding II. The maximum principal amount of the SPV Asset Facility II is $250 million, which can be drawn in multiple currencies subject to certain conditions; the availability of this

Blue Owl Technology Income Corp.
Notes to the Consolidated Financial Statements (Unaudited) - Continued

amount is subject to a borrowing base test (which is based on the value of Tech Income Funding II’s assets from time to time, an advance rate and concentration limitations) and satisfaction of certain conditions, including collateral quality tests.
The SPV Asset Facility II provides for the ability to draw and redraw revolving loans under the SPV Asset Facility II for a period of up to three years after the SPV Asset Facility II Closing Date (the “Reinvestment Period”) unless the Reinvestment Period is terminated sooner as provided in the SPV Asset Facility II. Unless otherwise terminated, the SPV Asset Facility II will mature two years after the last day of the Reinvestment Period (the “SPV Asset Facility II Stated Maturity”). To the extent the commitments are terminated or permanently reduced during the first two years following the SPV Asset Facility II Closing Date, Tech Income Funding II may owe a prepayment penalty. Prior to the SPV Asset Facility II Stated Maturity, proceeds received by Tech Income Funding II from principal and interest, dividends, or fees on assets must be used to pay fees, expenses and interest on outstanding borrowings, and the excess may be returned to the Company, subject to certain conditions. On the SPV Asset Facility II Stated Maturity, Tech Income Funding II must pay in full all outstanding fees and expenses and all principal and interest on outstanding borrowings, and the excess may be returned to the Company. The credit facility may be permanently reduced, in whole or in part, at the option of Tech Income Funding II.
Amounts drawn in U.S. dollars are benchmarked to Term SOFR, amounts drawn in British pounds are benchmarked to SONIA, amounts drawn in Canadian dollars are benchmarked to CDOR, and amounts drawn in Euros are benchmarked to EURIBOR, and in each case plus a spread equal to the SPV Asset Facility II Applicable Margin. The “SPV Asset Facility II Applicable Margin” is 3.05%. Tech Income Funding II will also pay the Administrative Agent certain fees (and reimburse certain expenses) in connection with its role.
From the SPV Asset Facility II Closing Date to the SPV Asset Facility II Commitment Termination Date, Tech Income Funding II will pay certain unused fees subject to average utilization rates. The SPV Asset Facility II contains customary covenants, including certain maintenance covenants and customary events of default. The SPV Asset Facility II is secured by a perfected first priority security interest in the assets of Tech Income Funding II and on any payments received by Tech Income Funding II in respect of those assets. Assets pledged to the lenders under the SPV Asset Facility II will not be available to pay the debts of the Company.
Borrowings of Tech Income Funding II are considered the Company’s borrowings for purposes of complying with the asset coverage requirements under the 1940 Act.
Series 2023A Notes
On July 6, 2023, the Company entered into a Master Note Purchase Agreement (the “Note Purchase Agreement”) governing the issuance of $100 million in aggregate principal amount of Series 2023A Notes, due July 6, 2026, with a fixed interest rate of 8.25% per year (the “Series 2023A Notes”), to qualified institutional investors in a private placement. The Series 2023A Notes are guaranteed by OR Tech Lending IC LLC, ORTIC BC 1 LLC and ORTIC BC 2 LLC, subsidiaries of the Company.
Interest on the Series 2023A Notes will be due semiannually on January 6 and July 6 each year, beginning on January 6, 2024. The Series 2023A Notes may be redeemed in whole or in part at any time or from time to time at the Company’s option at par plus accrued interest to the prepayment date and, if applicable, a make-whole premium. In addition, the Company is obligated to offer to prepay the Series 2023A Notes at par plus accrued and unpaid interest up to, but excluding, the date of prepayment, if certain change in control events occur. The Series 2023A Notes are general unsecured obligations of the Company that rank pari passu with all outstanding and future unsecured unsubordinated indebtedness issued by the Company.

Blue Owl Technology Income Corp.
Notes to the Consolidated Financial Statements (Unaudited) - Continued

The Note Purchase Agreement contains customary terms and conditions for senior unsecured notes issued in a private placement, including, without limitation, affirmative and negative covenants such as information reporting, maintenance of the Company’s status as a BDC within the meaning of the 1940 Act, a minimum net worth of $347.1 million and a minimum asset coverage ratio of 1.50 to 1.00.
In addition, in the event that a Below Investment Grade Event (as defined in the Note Purchase Agreement) occurs, the Series 2023A Notes will bear interest at a fixed rate per annum which is 1.00% above the stated rate of the Series 2023A Notes from the date of the occurrence of the Below Investment Grade Event to and until the date on which the Below Investment Grade Event is no longer continuing. In the event that a Secured Debt Ratio Event (as defined in the Note Purchase Agreement) occurs, the Series 2023A Notes will bear interest at a fixed rate per annum which is 1.50% above the stated rate of the Series 2023A Notes from the date of the occurrence of the Secured Debt Ratio Event to and until the date on which the Below Investment Grade Event is no longer continuing. In the event that both a Below Investment Grade Event and a Secured Debt Ratio Event have occurred and are continuing, the Series 2023A Notes will bear interest at a fixed rate per annum which is 2.00% above the stated rate of the Series 2023A Notes from the date of the occurrence of the later to occur of the Below Investment Grade Event and the Secured Debt Ratio Event to and until the date on which one of such events is no longer continuing.
The Note Purchase Agreement also contains customary events of default with customary cure and notice periods, including, without limitation, nonpayment, incorrect representation in any material respect, breach of covenant, certain cross-defaults or cross-acceleration under other indebtedness of the Company, certain judgments and orders and certain events of bankruptcy.
Note 7. Commitments and Contingencies
Portfolio Company Commitments
From time to time, the Company may enter into commitments to fund investments. The Company had the following outstanding commitments to fund investments in current portfolio companies as of the following periods:

		As of
Portfolio Company	Investment	September 30, 2023	December 31, 2022
($ in thousands)
Activate Holdings (US) Corp. (dba Absolute Software)	First lien senior secured revolving loan	$3,011	$—
AmeriLife Holdings LLC	First lien senior secured delayed draw term loan	1,515	1,515
AmeriLife Holdings LLC	First lien senior secured revolving loan	1,894	2,273
Anaplan, Inc.	First lien senior secured revolving loan	6,481	6,481
Appfire Technologies, LLC	First lien senior secured delayed draw term loan	11,285	16,366
Appfire Technologies, LLC	First lien senior secured revolving loan	1,633	1,539
Armstrong Bidco Limited	First lien senior secured delayed draw term loan	—	3,734
Athenahealth Group Inc.	First lien senior secured delayed draw term loan	—	870
Avalara, Inc.	First lien senior secured revolving loan	2,273	2,273

Blue Owl Technology Income Corp.
Notes to the Consolidated Financial Statements (Unaudited) - Continued

		As of
Portfolio Company	Investment	September 30, 2023	December 31, 2022
Bamboo US BidCo LLC	First lien senior secured delayed draw term loan	3,077	—
Bamboo US BidCo LLC	First lien senior secured revolving loan	4,103	—
BTRS Holdings Inc. (dba Billtrust)	First lien senior secured delayed draw term loan	124	195
BTRS Holdings Inc. (dba Billtrust)	First lien senior secured revolving loan	246	246
Certinia, Inc.	First lien senior secured revolving loan	5,882	—
Circana Group, L.P. (fka The NPD Group, L.P.)	First lien senior secured revolving loan	7,429	7,973
Community Brands ParentCo, LLC	First lien senior secured delayed draw term loan	750	750
Community Brands ParentCo, LLC	First lien senior secured revolving loan	375	375
Coupa Holdings, LLC	First lien senior secured delayed draw term loan	70	—
Coupa Holdings, LLC	First lien senior secured revolving loan	54	—
Disco Parent, Inc. (dba Duck Creek Technologies, Inc.)	First lien senior secured revolving loan	91	—
EET Buyer, Inc. (dba e-Emphasys)	First lien senior secured revolving loan	344	—
Entrata, Inc.	First lien senior secured revolving loan	3,941	—
Finastra USA, Inc.	First lien senior secured revolving loan	4,940	—
Fullsteam Operations, LLC	First lien senior secured delayed draw term loan	—	19,934
GI Ranger Intermediate, LLC (dba Rectangle Health)	First lien senior secured delayed draw term loan	7,600	7,600
Grayshift, LLC	First lien senior secured revolving loan	5,806	5,806
Hyland Software, Inc.	First lien senior secured revolving loan	1,919	—
Hyperion Refinance S.a.r.l (dba Howden Group)	First lien senior secured delayed draw term loan	—	17,714
Iconic IMO Merger Sub, Inc.	First lien senior secured delayed draw term loan	3,623	4,963
Iconic IMO Merger Sub, Inc.	First lien senior secured revolving loan	2,085	2,010
Inovalon Holdings, Inc.	First lien senior secured delayed draw term loan	1,350	1,350
Integrated Specialty Coverages, LLC	First lien senior secured delayed draw term loan	12,716	—
Integrated Specialty Coverages, LLC	First lien senior secured revolving loan	5,934	—
Integrity Marketing Acquisition, LLC	First lien senior secured delayed draw term loan	4,911	—
Integrity Marketing Acquisition, LLC	First lien senior secured revolving loan	1,135	—
Interoperability Bidco, Inc. (dba Lyniate)	First lien senior secured revolving loan	913	652
Kaseya Inc.	First lien senior secured delayed draw term loan	3,803	4,050
Kaseya Inc.	First lien senior secured revolving loan	3,038	4,050
ManTech International Corporation	First lien senior secured delayed draw term loan	6,698	10,400

Blue Owl Technology Income Corp.
Notes to the Consolidated Financial Statements (Unaudited) - Continued

		As of
Portfolio Company	Investment	September 30, 2023	December 31, 2022
ManTech International Corporation	First lien senior secured revolving loan	5,590	5,590
Ministry Brands Holdings, LLC	First lien senior secured delayed draw term loan	4,743	5,650
Ministry Brands Holdings, LLC	First lien senior secured revolving loan	932	847
Neptune Holdings, Inc. (dba NexTech)	First lien senior secured revolving loan	4,118	—
Omnia Partners, LLC	First lien senior secured delayed draw term loan	172	—
OneOncology LLC	First lien senior secured delayed draw term loan	5,357	—
OneOncology LLC	First lien senior secured revolving loan	2,857	—
Oranje Holdco, Inc. (dba KnowBe4)	First lien senior secured revolving loan	534	—
Pacific BidCo Inc.	First lien senior secured delayed draw term loan	954	954
Ping Identity Holding Corp.	First lien senior secured revolving loan	2,182	2,182
Plasma Buyer LLC (dba PathGroup)	First lien senior secured delayed draw term loan	4,412	4,412
Plasma Buyer LLC (dba PathGroup)	First lien senior secured revolving loan	1,513	1,891
Rubrik, Inc.	First lien senior secured delayed draw term loan	5,876	1,857
SailPoint Technologies Holdings, Inc.	First lien senior secured revolving loan	10,896	10,896
Securonix, Inc.	First lien senior secured revolving loan	3,559	3,559
Sensor Technology Topco, Inc. (dba Humanetics)	First lien senior secured revolving loan	1,240	—
SimpliSafe Holding Corporation	First lien senior secured delayed draw term loan	5,658	7,716
Smarsh Inc.	First lien senior secured delayed draw term loan	3,333	3,333
Smarsh Inc.	First lien senior secured revolving loan	267	1,667
Talon MidCo 2 Limited (dba Tufin)	First lien senior secured delayed draw term loan	331	118
Talon MidCo 2 Limited (dba Tufin)	First lien senior secured revolving loan	1,369	1,369
TC Holdings, LLC (dba TrialCard)	First lien senior secured revolving loan	1,071	1,071
Zendesk, Inc.	First lien senior secured delayed draw term loan	14,633	14,633
Zendesk, Inc.	First lien senior secured revolving loan	6,026	6,026

Total Unfunded Portfolio Company Commitments		$208,672	$196,890

As of September 30, 2023, the Company believed it had adequate financial resources to satisfy the unfunded portfolio company commitments.
Organizational and Offering Costs
The Adviser and its affiliates have incurred organization and offering costs on behalf of the Company in the amount of none and $0.5 million for the three and nine months ended September 30, 2023, respectively and

Blue Owl Technology Income Corp.
Notes to the Consolidated Financial Statements (Unaudited) - Continued

$3.7 million for the period from June 22, 2021 (Inception) to September 30, 2022, of which, no organization and offering costs have been charged to the Company as of September 30, 2023 and September 30, 2022, respectively. Under the Investment Advisory Agreement, there will be no liability on the Company`s part for the offering or organization costs funded by the Adviser or its affiliates until the Company has satisfied the minimum offering requirement. At such time, the Adviser will be entitled to receive up to 1.5% of gross offering proceeds raised in the Company`s continuous public offering until all organization and offering costs funded by the Adviser or its affiliates have been recovered.
Expense Deferral Agreement
The Adviser has agreed to incur and pay certain expenses pursuant to the Expense Deferral Agreement prior to April 30, 2023. The Company will be obligated to reimburse the aggregate amount of expenses previously paid by the Adviser in eighteen equal installments, upon meeting specified conditions. As of September 30, 2023 and December 31, 2022, the Adviser has incurred total expenses of $12.1 million and $8.8 million, respectively, which includes organization and offering costs of $4.6 million and $4.1 million, respectively, under the Expense Deferral Agreement. The first installment will become an obligation of the Company when the Company reaches $1.75 billion in Net Subscriptions received from the sale of the Company’s common shares, and each of the seventeen remaining installments will become an obligation of the Company for each $75 million in Net Subscriptions received from the sale of the Company’s common shares thereafter. As of September 30, 2023, Net Subscriptions received from the sale of the Company’s common shares were $1.5 billion. See Note 3 “Agreements and Related Party Transactions”.
The total expenses incurred by the Adviser on behalf of the Company for the nine months ended September 30, 2023 and for the period from June 22, 2021 (Inception) to September 30, 2022 were $3.3 million and $6.5 million, respectively. There were no expenses incurred for the three months ended September 30, 2023.
Warehousing Transaction with Cliffwater
On November 23, 2021, the Company entered into a warehouse agreement with Cliffwater Corporate Lending Fund (“Cliffwater”) to warehouse $200.0 million of investments. The Company and Cliffwater agreed to increase the size of the warehouse to $500.0 million to fund additional investments as needed. The warehouse agreement created a forward obligation for Cliffwater to sell and a forward obligation for the Company to purchase certain investments owned and held by Cliffwater at the Company’s request. The Company had no obligation to purchase the investments under the warehouse agreement before aggregate subscriptions for the Company’s shares reached $450.0 million.
In May 2022, the Company purchased $376.1 million of funded principal with an aggregate cost of $371.0 million from Cliffwater, under a warehouse agreement, inclusive of $55.2 million of unfunded commitments. The warehouse agreement terminated upon the Company purchasing the last investment from Cliffwater in May 2022.
Warehouse Facility with Macquarie
On March 21, 2022, the Board approved that the Company may enter into multiple purchase agreements with Macquarie US Trading LLC (“Macquarie”) and certain of its affiliates (each, a “Financing Provider” and collectively, the “Financing Providers”). Under the purchase agreements, the Company had forward obligations to settle the purchase of certain investments (the “Warehouse Investments”) from the Financing Providers, each of whom was obligated to settle the sale of such investments subject to the following conditions: (a) that the Company has received a minimum of $450.0 million of subscriptions; and (b) that the Board has approved the purchase of the specific Warehouse Investments (collectively, the “Warehouse Conditions”).

Blue Owl Technology Income Corp.
Notes to the Consolidated Financial Statements (Unaudited) - Continued

Prior to such time as the Company satisfied the Warehouse Conditions, its obligations under the purchase agreements were guaranteed by an affiliate of the Adviser. On May 10, 2022, conditions under the purchase agreement with Macquarie were met and the Company was obligated to settle $129.2 million of funded principal at the end of the respective minimum day count for each warehouse investment. As of June 8, 2022, the Company settled the 4 warehouse investments that the Financing Providers purchased having an aggregate funded principal of $129.2 million and aggregate cost of $127.0 million. As of September 30, 2023, there were no purchase agreements outstanding with the Financing Providers.
Other Commitments and Contingencies
From time to time, the Company may become a party to certain legal proceedings incidental to the normal course of its business. As of September 30, 2023, management was not aware of any pending or threatened litigation.
Note 8. Net Assets
Authorized Capital and Share Class Description
In connection with its formation, the Company has the authority to issue the following shares:

Classification	Number of Shares	Par Value
Class S Shares	1,000,000,000	$0.01
Class D Shares	1,000,000,000	$0.01
Class I Shares	1,000,000,000	$0.01

Total	3,000,000,000

The Company`s Class S shares are not subject to upfront selling commissions; however, if Class S shares are purchased through certain financial intermediaries, those financial intermediaries may directly charge transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that the selling agents limit such charge to 3.5% of the net offering price per share for each Class S share. Pursuant to a distribution plan adopted by the Company in compliance with Rules
12b-1
and
17d-3
under the 1940 Act, as if those rules applied to the Company, the Company`s Class S shares are subject to annual ongoing services fees of 0.85% of the current net asset value of such shares, as determined in accordance with FINRA rules.
The Company`s Class D shares are not subject to upfront selling commissions; however, if Class D shares are purchased through certain financial intermediaries, those financial intermediaries may directly charge transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that the selling agents limit such charge to 1.5% of the net offering price per share of each Class D share. Pursuant to a distribution plan adopted by the Company in compliance with Rules
12b-1
and
17d-3
under the 1940 Act, as if those rules applied to the Company, the Company`s Class D shares are subject to annual ongoing services fees of 0.25% of the current net asset value of such shares, as determined in accordance with FINRA rules.
The Company`s Class I shares are not subject to upfront selling commissions or annual ongoing service fees.

Blue Owl Technology Income Corp.
Notes to the Consolidated Financial Statements (Unaudited) - Continued

Common Stock Activity
On September 30, 2021, the Company issued 100 Class I common shares for $1,000 to OTCA. On December 30, 2021, the Company issued 15,000 Class I common shares for $150,000 to Feeder FIC ORTIC.
The tables below present transactions with respect to shares of the Company’s common stock for the following periods:

	For the Three Months Ended September 30, 2023
	Class S		Class D		Class I		Total
($ in thousands, except share amounts)	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares/gross proceeds from the continuous public offering	9,094,620	$93,388	915,792	$9,326	2,063,566	$21,068	12,073,978	$123,782
Shares/gross proceeds from the private placements	—	—	—	—	16,766,571	171,110	16,766,571	171,110
Reinvestment of distributions	313,503	3,200	12,098	124	1,037,611	10,587	1,363,212	13,911
Repurchased shares	(56,519)	(581)	(5,090)	(52)	(3,802,783)	(39,093)	(3,864,392)	(39,726)

Total shares/gross proceeds	9,351,604	96,007	922,800	9,398	16,064,965	163,672	26,339,369	269,077
Sales load	—	(473)	—	—	—	—	—	(473)

Total shares/net proceeds	9,351,604	$95,534	922,800	$9,398	16,064,965	$163,672	26,339,369	$268,604

	For the Nine Months Ended September 30, 2023
	Class S		Class D		Class I		Total
($ in thousands, except share amounts )	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares/gross proceeds from the continuous public offering	23,327,176	$237,937	1,956,913	$19,857	7,187,490	$72,863	32,471,579	$330,657
Shares/gross proceeds from the private placements	—	—	—	—	33,159,561	337,258	33,159,561	337,258
Reinvestment of distributions	696,870	7,148	20,460	211	3,078,216	31,628	3,795,546	38,987
Repurchased shares	(292,344)	(2,970)	(10,016)	(102)	(9,329,962)	(95,069)	(9,632,322)	(98,141)

Total shares/gross proceeds	23,731,702	242,115	1,967,357	19,966	34,095,305	346,680	59,794,364	608,761
Sales load	—	(1,099)	—	—	—	—	—	(1,099)

Total shares/net proceeds	23,731,702	$241,016	1,967,357	$19,966	34,095,305	$346,680	59,794,364	$607,662

Blue Owl Technology Income Corp.
Notes to the Consolidated Financial Statements (Unaudited) - Continued

	For the Three Months Ended September 30, 2022
	Class S		Class D		Class I		Total
($ in thousands, except share amounts )	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares/gross proceeds from the continuous public offering	5,154,115	$51,703	—	$—	975,702	$9,625	6,129,817	$61,328
Shares/gross proceeds from the private placements	—	—	—	—	16,335,421	162,488	16,335,421	162,488
Reinvestment of distributions	10,306	103	—	—	512,386	5,103	522,692	5,206
Repurchased shares	—	—	—	—	(675,034)	(6,703)	(675,034)	(6,703)

Total shares/gross proceeds	5,164,421	51,806	—	—	17,148,475	170,513	22,312,896	222,319
Sales load	—	(326)	—	—	—	—	—	(326)

Total shares/net proceeds	5,164,421	$51,480	—	—	17,148,475	$170,513	22,312,896	$221,993

	For the Nine Months Ended September 30, 2022
	Class S		Class D		Class I		Total
($ in thousands, except share amounts )	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares/gross proceeds from the continuous public offering	5,229,416	$52,457	—	$—	5,960,702	$59,475	11,190,118	$111,932
Shares/gross proceeds from the private placements	—	—	—	—	70,346,774	702,379	70,346,774	702,379
Reinvestment of distributions	10,306	103	—	—	611,508	6,090	621,814	6,193
Repurchased shares	—	—	—	—	(675,034)	(6,703)	(675,034)	(6,703)

Total shares/gross proceeds	5,239,722	52,560	—	—	76,243,950	761,241	81,483,672	813,801
Sales load	—	(330)	—	—	—	—	—	(330)

Total shares/net proceeds	5,239,722	$52,230	—	$—	76,243,950	$761,241	81,483,672	$813,471

In accordance with the Company’s share pricing policy, the Company will modify its public offering prices to the extent necessary to comply with the requirements of the 1940 Act, including the requirement that it not sell shares at a net offering price below the net asset value per share unless the Company obtains the requisite approval from its shareholders.

Blue Owl Technology Income Corp.
Notes to the Consolidated Financial Statements (Unaudited) - Continued

The changes to the Company’s offering price per share since the commencement of the Company’s initial continuous public offering and associated effective dates of such changes were as follows:

	For the Three and Nine Months Ended September 30, 2023
	Class S			Class D			Class I
Effective Date	Net Offering Price (per share)	Maximum Upfront Sales Load (per share) (1)	Maximum Offering Price (per share)	Net Offering Price (per share)	Maximum Upfront Sales Load (per share) (2)	Maximum Offering Price (per share)	Net Offering Price (per share)	Maximum Upfront Sales Load (per share)	Maximum Offering Price (per share)
January 1, 2023	$10.02	$—	$10.02	$10.02	$—	$10.02	$10.02	$—	$10.02
February 1, 2023	$10.17	$—	$10.17	$10.17	$—	$10.17	$10.17	$—	$10.17
March 1, 2023	$10.15	$—	$10.15	$10.15	$—	$10.15	$10.15	$—	$10.15
April 3, 2023	$10.12	$—	$10.12	$10.12	$—	$10.12	$10.12	$—	$10.12
May 1, 2023	$10.15	$—	$10.15	$10.15	$—	$10.15	$10.15	$—	$10.15
June 1, 2023	$10.11	$—	$10.11	$10.11	$—	$10.11	$10.11	$—	$10.11
July 1, 2023	$10.14	$—	$10.14	$10.14	$—	$10.14	$10.14	$—	$10.14
August 1, 2023	$10.21	$—	$10.21	$10.21	$—	$10.21	$10.21	$—	$10.21
September 1, 2023	$10.26	$—	$10.26	$10.26	$—	$10.26	$10.26	$—	$10.26

(1)	Maximum potential upfront sales load per share on Class S shares that can be charged by financial intermediaries is 3.5% of the net offering price.
(2)	Maximum potential upfront sales load per share on Class D shares that can be charged by financial intermediaries is 1.5% of the net offering price.

	For the Three and Nine Months Ended September 30, 2022
	Class S			Class D			Class I
Effective Date	Net Offering Price (per share)	Maximum Upfront Sales Load (per share) (1)	Maximum Offering Price (per share)	Net Offering Price (per share)	Maximum Upfront Sales Load (per share) (2)	Maximum Offering Price (per share)	Net Offering Price (per share)	Maximum Upfront Sales Load (per share)	Maximum Offering Price (per share)
Initial offering price	$—	$—	$—	$—	$—	$—	$10.00	$—	$10.00
June 1, 2022	$9.96	$—	$9.96	$9.96	$—	$9.96	$9.96	$—	$9.96
July 1, 2022	$9.81	$—	$9.81	$9.81	$—	$9.81	$9.81	$—	$9.81
August 1, 2022	$10.00	$—	$10.00	$10.00	$—	$10.00	$10.00	$—	$10.00
September 1, 2022	$10.03	$—	$10.03	$10.04	$—	$10.04	$10.04	$—	$10.04

(1)	Maximum potential upfront sales load per share on Class S shares that can be charged by financial intermediaries is 3.5% of the net offering price.
(2)	Maximum potential upfront sales load per share on Class D shares that can be charged by financial intermediaries is 1.5% of the net offering price.
Distributions
The Board intends to authorize and declare monthly distribution amounts per share of common stock, payable monthly in arrears.

Blue Owl Technology Income Corp.
Notes to the Consolidated Financial Statements (Unaudited) - Continued

The tables below present cash distributions per share that were recorded for the following periods:

For the Three and Nine Months Ended September 30, 2023
Declaration Date (1)	Record Date	Payment Date	Distribution Per Share (2)	Distribution Amount (3)
($ in thousands, except per share amounts)				Class S	Class D	Class I
November 22, 2022	January 31, 2023	February 24, 2023	$0.07550	$1,010	$19	$6,766
January 25, 2023	January 31, 2023	February 24, 2023	0.07478	909	19	6,746
February 21, 2023	February 28, 2023	March 23, 2023	0.07478	1,019	27	7,110
March 22, 2023	March 31, 2023	April 26, 2023	0.07478	1,137	38	7,193
April 25, 2023	April 30, 2023	May 23, 2023	0.07478	1,296	45	7,464
May 22, 2023	May 31, 2023	June 26, 2023	0.07478	1,441	53	7,737
June 23, 2023	June 30, 2023	July 26, 2023	0.07478	1,702	83	7,916
June 23, 2023	July 31, 2023	August 22, 2023	0.07478	1,878	119	8,364
August 8, 2023	August 31, 2023	September 26, 2023	0.07478	1,999	138	8,893
August 8, 2023	September 30, 2023	October 26, 2023	0.07478	2,333	151	9,116

Total			$0.74852	$14,724	$692	$77,305

(1)
On June 23, 2023 the Company’s board of directors declared a special distribution of $0.02 per share, payable on or before November 30, 2023 to shareholders of record as of October 31, 2023. On August 8, 2023, the Company’s board of directors declared a distribution of $0.07478 per share, payable on or before November 30, 2023 to shareholders of record as of October 31,
2023.

(2)	Distributions per share are gross of shareholder servicing fees.
(3)	Distribution amounts are net of shareholder servicing fees.

For the Three and Nine Months Ended September 30, 2022
Declaration Date	Record Date	Payment Date	Distribution Per Share (1)	Distribution Amount (2)
($ in thousands, except per share amounts)				Class S	Class D	Class I
May 3, 2022	May 31, 2022	June 23, 2022	$0.04583	$—	$—	$2,449
June 24, 2022	June 30, 2022	July 26, 2022	0.05810	4	—	3,435
July 25, 2022	July 31, 2022	August 24, 2022	0.06131	70	—	4,044
August 23, 2022	August 31, 2022	September 26, 2022	0.06458	169	—	4,511
September 26, 2022	September 30, 2022	October 26, 2022	0.07112	336	—	5,424

Total			$0.30094	$579	$—	$19,863

(1)	Distributions per share are gross of shareholder servicing fees.
(2)	Distribution amounts are net of shareholder servicing fees.
The Company has adopted a distribution reinvestment plan pursuant to which shareholders (except for residents of Alabama, Arkansas, Idaho, Kansas, Kentucky, Maine, Maryland, Massachusetts, Nebraska, New Jersey, North Carolina, Ohio, Oklahoma, Oregon, Vermont and Washington investors and clients of participating broker-dealers that do not permit automatic enrollment in our distribution reinvestment plan) will have their cash distributions automatically reinvested in additional shares of the Company’s same class of common stock to which the distribution relates unless they elect to receive their distributions in cash.
Sources of distributions, other than net investment income and realized gains on a U.S. GAAP basis, include required adjustments to U.S. GAAP net investment income in the current period to determine taxable income available for distributions.

Blue Owl Technology Income Corp.
Notes to the Consolidated Financial Statements (Unaudited) - Continued

The tables below presents the source of cash distributions on a U.S. GAAP basis that the Company has declared on its shares of common stock for the following periods:

	For the Nine Months Ended September 30, 2023
Source of Distribution (2)	Per Share (1)	Amount	Percentage
($ in thousands, except per share amounts)
Net investment income	$0.84015	$108,443	117.0%
Net realized gain (loss) on investments	0.00365	579	0.6%
Distributions in excess of (undistributed) net investment income	(0.09528)	(16,301)	(17.6)%

Total	$0.74852	$92,721	100.0%

(1)	Distributions per share are gross of shareholder servicing fees.
(2)	Data in this table is presented on a consolidated basis. Refer to Note 11 “Financial Highlights” for amounts by share class.

	For the Nine Months Ended September 30, 2022
Source of Distribution (2)	Per Share (1)	Amount	Percentage
($ in thousands, except per share amounts)
Net investment income	$0.45730	$30,598	149.7%
Net realized gain (loss) on investments	0.00021	17	0.1%
Distributions in excess of (undistributed) net investment income	(0.15657)	$(10,173)	(49.8)%

Total	$0.30094	$20,442	100.0%

(1)	Distributions per share are gross of shareholder servicing fees.
(2)	Data in this table is presented on a consolidated basis. Refer to Note 11 “Financial Highlights” for amounts by share class.
Share Repurchases
The Board has complete discretion to determine whether we will engage in any share repurchase, and if so, the terms of such repurchase. At the discretion of our Board, the Company may use cash on hand, cash available from borrowings, and cash from the sale of our investments as of the end of the applicable period to repurchase shares. The Company has commenced a share repurchase program pursuant to which the Company intends to conduct quarterly repurchase offers to allow its shareholders to tender their shares at a price equal to the net offering price per share for the applicable class of shares on each date of repurchase. All shares purchased by the Company pursuant to the terms of each offer to repurchase will be retired and thereafter will be authorized and unissued shares.
The Company intends to limit the number of shares to be repurchased in each quarter to no more than 5.00% of its outstanding shares of common stock. Any periodic repurchase offers are subject in part to the Company’s available cash and compliance with the BDC and RIC qualification and diversification rules promulgated under the 1940 Act and the Code, respectively. While the Company intends to continue to conduct quarterly tender offers as described above, the Company is not required to do so and may suspend or terminate the share repurchase program at any time.

Blue Owl Technology Income Corp.
Notes to the Consolidated Financial Statements (Unaudited) - Continued

The table below presents the share repurchase activity of the Company:

For the Three and Nine Months Ended September 30, 2023
Offer Date	Class	Tender Offer Expiration	Tender Offer	Purchase Price per Share	Shares Repurchased
($ in thousands, except per share and share amounts)
February 28, 2023	I	March 31, 2023	$35,173	$10.12	3,475,640
February 28, 2023	S	March 31, 2023	965	$10.12	95,317
May 25, 2023	I	June 30, 2023	20,802	$10.14	2,051,539
May 25, 2023	S	June 30, 2023	1,425	$10.14	140,508
May 25, 2023	D	June 30, 2023	50	$10.14	4,926
August 24, 2023	I	September 30,2023	39,093	$10.28	3,802,783
August 24, 2023	S	September 30, 2023	581	$10.28	56,519
August 24, 2023	D	September 30, 2023	52	$10.28	5,090

Total			$98,141		9,632,322

For the Three and Nine Months Ended September 30, 2022
Offer Date	Class	Tender Offer Expiration	Tender Offer	Purchase Price per Share	Shares Repurchased
($ in thousands, except per share and share amounts)
August 25, 2022	I	September 30, 2022	$6,703	$9.93	675,034

Total			$6,703		675,034

Note 9. Earnings Per Share
The tables below presents the computation of basic and diluted earnings per common share for the following periods:

	For the Three Months Ended September 30,
	2023			2022 (1)(2)
($ in thousands, except per share amounts)	Class S	Class D	Class I	Class S	Class D	Class I
Increase (decrease) in net assets resulting from operations	$10,228	$651	$41,984	$372	N/A	$20,630
Weighted average shares of common stock outstanding—basic and diluted	30,511,662	1,853,209	118,352,286	3,136,140	N/A	70,708,521
Earnings (loss) per common share—basic and diluted	$0.34	$0.35	$0.35	$0.12	N/A	$0.29

(1)	The Company commenced operations on May 2, 2022.
(2)	Class S shares were first issued on June 1, 2022. There were no Class D shares of common stock outstanding as of September 30, 2022.

Blue Owl Technology Income Corp.
Notes to the Consolidated Financial Statements (Unaudited) - Continued

	For the Nine Months Ended September 30,
	2023			2022 (1)(2)
($ in thousands, except per share amounts)	Class S	Class D	Class I	Class S	Class D	Class I
Increase (decrease) in net assets resulting from operations	$20,249	$971	$102,971	$365	N/A	$15,504
Weighted average shares of common stock outstanding—basic and diluted	22,510,211	1,026,228	105,538,966	1,913,052	N/A	64,997,423
Earnings (loss) per common share—basic and diluted	$0.90	$0.95	$0.98	$0.19	N/A	$0.24

(1)	The Company commenced operations on May 2, 2022.
(2)	Class S shares were first issued on June 1, 2022. There were no Class D shares of common stock outstanding as of September 30, 2022.
Note 10. Income Taxes
The Company has elected to be treated as a RIC under Subchapter M of the Code, and the Company intends to operate in a manner so as to continue to qualify for the tax treatment applicable to RICs. To qualify for tax treatment as a RIC, the Company must, among other things, distribute to its shareholders in each taxable year generally at least 90% of our investment company taxable income, as defined by the Code, and net tax-exempt
income for that taxable year. To maintain its tax treatment as a RIC, the Company, among other things, intends to make the requisite distributions to its shareholders, which generally relieves the Company from U.S. federal income taxes at corporate rates.
Depending on the level of taxable income earned in a tax year, the Company can be expected to carry forward taxable income (including net capital gains, if any) in excess of current year dividend distributions from the current tax year into the next tax year and pay a nondeductible 4% U.S. federal excise tax on such taxable income, as required. To the extent that the Company determines that its estimated current year annual taxable income will be in excess of estimated current year dividend distributions from such income, the Company will accrue excise tax on estimated excess taxable income.
For the three and nine months ended September 30, 2023, the Company recorded U.S. federal excise tax expense of $0.2 million and $0.2 million, respectively. For the three and nine months ended September 30, 2022, the Company recorded $0.2 million for U.S. federal excise tax.

Blue Owl Technology Income Corp.
Notes to the Consolidated Financial Statements (Unaudited) - Continued

Note 11. Financial Highlights
The table below presents the financial highlights for a common share outstanding for the following period:

	For the Nine Months Ended September 30,
	2023			2022 (8)(10)
($ in thousands, except share and per share amounts)	Class S common stock	Class D common stock	Class I common stock	Class S common stock (9)	Class I common stock
Per share data:
Net asset value, at beginning of period	$10.02	$10.02	$10.02	$10.00	$10.00
Results of operations:
Net investment income (1)	0.79	0.83	0.85	0.46	0.46
Net realized and unrealized gain (loss) (2)	0.15	0.16	0.16	(0.27)	(0.23)

Net increase (decrease) in net assets resulting from operations	0.94	0.99	1.01	$0.19	$0.23

Shareholder distributions:
Distributions from net investment income (3)	(0.68)	(0.73)	(0.75)	(0.26)	(0.30)
Distributions from net realized gains (7)	—	—	—	—	—

Net increase (decrease) in net assets from shareholders’ distributions	(0.68)	(0.73)	(0.75)	$(0.26)	$(0.30)

Total increase (decrease) in net assets	0.26	0.26	0.26	(0.07)	(0.07)

Net asset value, at end of period	$10.28	$10.28	$10.28	$9.93	$9.93

Total Return (4)	9.7%	10.2%	10.4%	2.0%	2.3%
Ratios
Ratio of net expenses to average net assets (5)(6)	10.3%	10.3%	9.9%	1.6%	2.5%
Ratio of net investment income to average net assets (6)	10.7%	11.5%	11.5%	2.3%	5.3%
Portfolio turnover rate	3.4%	3.4%	3.4%	N.M	N.M
Supplemental Data
Weighted-average shares outstanding	22,510,211	1,026,228	105,538,966	1,913,052	64,997,423
Shares outstanding, end of period	34,512,017	2,074,376	121,913,655	5,239,722	76,259,050
Net assets, end of period	$354,621	$21,315	$1,252,693	$52,016	$757,033

(1)	The per share data was derived using the weighted average shares outstanding during the period.
(2)
The amount shown at this caption is the balancing amount derived from the other figures in the schedule. The amount shown at this caption for a share outstanding throughout the period may not agree with the change in the aggregate gains and losses in portfolio securities for the period because of the timing of sales of the Company’s shares in relation to fluctuating market values for the portfolio.

(3)	The per share data was derived using actual shares outstanding at the date of the relevant transaction.
(4)
Total return is not annualized. An investment in the Company is subject to maximum upfront sales load of 3.5% and 1.5% for Class S and Class D common stock, respectively, of the offering price, which will reduce the amount of capital available for investment. Class I common stock is not subject to upfront sales load. Total return displayed is net of all fees, including all operating expenses such as management fees, incentive fees, general and administrative expenses, organization and amortized offering expenses, and interest

Blue Owl Technology Income Corp.
Notes to the Consolidated Financial Statements (Unaudited) - (Continued)

expenses. Total return is calculated as the change in net asset value (“NAV”) per share (assuming dividends and distributions, if any, are reinvested in accordance with the Company’s dividend reinvestment plan), if any, divided by the beginning NAV per share (which for the purposes of this calculation is equal to the net offering price in effect at that time).
(5)
Operating expenses may vary in the future based on the amount of capital raised, the Adviser’s election to continue expense support, and other unpredictable variables. For the nine months ended September 30, 2023, the total operating expenses to average net assets were 10.3%, 10.3%, 9.9% for Class S, Class D and Class I common stock, respectively. From May 2, 2022 (commencement of operations) through September 30, 2022, the total operating expenses to average net assets were 2.4%, and 3.3% for Class S and Class I common stock, respectively, prior to management fee waivers, expense support provided by the Adviser, and expense recoupment paid to the Adviser, if any.

(6)
The ratio reflects an annualized amount for the nine months ended September 30, 2023 and from May 2, 2022 (commencement of operations) through September 30, 2022, except in the case of non-recurring
expenses (e.g., initial organization expenses) and offering expenses, where applicable.

(7)	The distributions from net realized gain (loss) on investments per share for the nine months ended September 30, 2023 and 2022, rounds to less than $0.01 per share, respectively.
(8)	The Company commenced operations on May 2, 2022.
(9)	Class S common stock shares were first issued on June 1, 2022.
(10)	There are no Class D shares outstanding as of September 30, 2022.
Note 12. Subsequent Events
The Company’s management evaluated subsequent events through the date of these financial statements. There have been no subsequent events to disclose except for the following:
Revolving Credit Facility Amendment
On October 23, 2023, the Company entered into the First Amendment to the Revolving Credit Facility (the “First Amendment”). The parties to the First Amendment include the Company, as borrower, the subsidiary guarantors party thereto solely with respect to Section 6.8 therein, the lenders party thereto and Sumitomo Mitsui Banking Corporation as Administrative Agent. The First Amendment, among other things, (i) extended the Revolving Credit Facility Commitment Termination Date from May 2026 to October 2027, (ii) extended the maturity date from April 2027 to October 2028, (iii) converted a portion of the revolver availability into term loan availability, (iv) increased the total facility amount from $800 million to $875 million and (v) reduced the credit adjustment spread for Term Benchmark Loans from 0.10% for one-month
tenor Loans, 0.15% for three-month tenor Loans and 0.25% for six-month
tenor Loans to 0.10% for all Loan tenors.
Amended and Restated Bylaws
On November 6, 2023, the Board approved Amended and Restated Bylaws (the “Third Amended and Restated Bylaws”), to be effective as of November 6, 2023. The Third Amended and Restated Bylaws clarify that the exclusive forum provisions do not apply to claims arising under state law. All of the other provisions of the Company’s bylaws shall remain in full force and effect.
Equity Raise Proceeds
As of November 9, 2023, the Company has issued approximately 35.9 million shares of its Class S common stock, approximately 136.3 million shares of its Class I common stock and approximately 2.3 million shares of its Class D common stock and has raised total gross proceeds of approximately $364.6 million, $1,370.1 million,

Blue Owl Technology Income Corp.
Notes to the Consolidated Financial Statements (Unaudited) - (Continued)

and $23.1 million, respectively, including seed capital of $1,000 contributed by its Adviser in September 2021 and approximately $50.0 million in gross proceeds raised from Feeder FIC ORTIC and Blue Owl Holdings, entities affiliated with the Adviser. In addition, the Company has received $73.4 million in subscription payments which the Company accepted on November 3, 2023, which are pending the Company’s determination of the net asset value per share applicable to such purchase.

Audited Financial Statements
Report of Independent Registered Public Accounting Firm
To the Shareholders and Board of Directors
Owl Rock Technology Income Corp.:
Opinion on the Consolidated Financial Statements
We have audited the accompanying consolidated statements of assets and liabilities of Owl Rock Technology Income Corp. and subsidiaries (the Company) as of December 31, 2022 and 2021 including the consolidated schedule of investments as of December 31, 2022, the related consolidated statements of operations, changes in net assets and cash flows for the year ended December 31, 2022 and the consolidated statements of changes in net assets and cash flows for the period from June 22, 2021 (inception) to December 31, 2021, and the related notes (collectively, the consolidated financial statements). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2022 and 2021, and the results of its operations, changes in its net assets and its cash flows for the year ended December 31, 2022 and for the period from June 22, 2021 (inception) to December 31, 2021, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Such procedures also included confirmation of securities owned as of December 31, 2022, by correspondence with custodians, portfolio companies, agents, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audits provide a reasonable basis for our opinion.
/s/ KPMG LLP
We have served as the Company’s auditor since 2021.
New York, New York
March 8, 2023

Audited Financial Statements
Owl Rock Technology Income Corp.
Consolidated Statements of Assets and Liabilities
(Amounts in thousands, except share and per share amounts)

	December 31, 2022	December 31, 2021
Assets
Investments at fair value
Non-controlled, non affiliated investments (amortized cost of $2,006,444 and $0, respectively)	$1,992,856	$—
Non-controlled, affiliated investments (amortized cost of $4,046 and $0, respectively)	4,013	—

Total investments at fair value (amortized cost of $2,010,490 and $0, respectively)	1,996,869	—
Cash	28,061	86
Interest receivable	18,541	—
Due from Adviser	44	65
Prepaid expenses and other assets	55	—

Total Assets	$2,043,570	$151

Liabilities
Debt (net of unamortized debt issuance costs of $11,314 and $0, respectively)	$1,017,914	$—
Distribution payable	7,303	—
Tender offer payable	22,059	—
Management fee payable	965	—
Incentive fee payable	2,581	—
Accrued expenses and other liabilities	3,251	—

Total Liabilities	1,054,073	—

Commitments and contingencies (Note 7)
Net Assets
Class S Common shares $0.01 par value, 1,000,000,000 shares authorized; 10,780,315 and 0 issued and outstanding, respectively (2)	108	—
Class D Common shares $0.01 par value, 1,000,000,000 shares authorized; 107,019 and 0 issued and outstanding, respectively (3)	1	—
Class I Common shares $0.01 par value, 1,000,000,000 shares authorized; 87,818,350 and 15,100 shares issued and outstanding, respectively (1)	878	—
Additional paid-in-capital	983,666	151
Accumulated undistributed (overdistributed) earnings	4,844	—

Total Net Assets	989,497	151

Total Liabilities and Net Assets	$2,043,570	$151

Net Asset Value Per Class S Share (2)	$10.02	$—

Net Asset Value Per Class D Share (3)	$10.02	$—

Net Asset Value Per Class I Share	$10.02	$10.00

(1)	As December 31, 2021, Class I shares of common stock’s par value was insignificant.
(2)	There were no Class S shares of common stock outstanding as of December 31, 2021.
(3)	There were no Class D shares of common stock outstanding as of December 31, 2021.
The accompanying notes are an integral part of these consolidated financial statements.

Owl Rock Technology Income Corp.
Consolidated Statements of Operations
(Amounts in thousands, except share and per share amounts)

For the Year Ended December 31, 2022 (1)
Investment Income
Investment income from non-controlled, non-affiliated investments:
Interest income	$77,592
Payment-in-kind interest income	5,913
Payment-in-kind dividend income	9,465
Other income	3,587

Total investment income from non-controlled, non-affiliated investments	96,557

Total Investment Income	96,557

Operating Expenses
Interest expense	32,731
Management fees	4,897
Performance based incentive fees	7,714
Shareholder servicing fees	262

Total Operating Expenses	45,604
Management fees waived (Note 3)	(3,044)
Performance based incentive fees waived (Note 3)	(5,133)
Expense support (Note 3)	(174)
Recoupment of expense support (Note 3)	174

Net Operating Expenses	37,427

Net Investment Income (Loss) Before Taxes	59,130
Excise tax expense (benefit)	287

Net Investment Income (Loss) After Taxes	$58,843

Net Realized and Change in Unrealized Gain (Loss)
Net change in unrealized gain (loss):
Non-controlled, non-affiliated investments	$(13,258)
Translation of assets and liabilities in foreign currencies	104

Total Net Change in Unrealized Gain (Loss)	(13,154)

Net realized gain (loss):
Non-controlled, non-affiliated investments	17
Foreign currency transactions	26

Total Net Realized Gain (Loss)	43

Total Net Realized and Change in Unrealized Gain (Loss)	(13,111)

Total Net Increase (Decrease) in Net Assets Resulting from Operations	$45,732

Total Net Increase (Decrease) in Net Assets Resulting from Operations—Class S Common Stock (2)	$3,001
Total Net Increase (Decrease) in Net Assets Resulting from Operations—Class D Common Stock (3)	$19
Total Net Increase (Decrease) in Net Assets Resulting from Operations—Class I Common Stock	$42,712
Earnings Per Share—Basic and Diluted of Class S Common Stock (2)	$0.57
Weighted Average Shares of Class S Common Stock Outstanding—Basic and Diluted (2)	5,219,284
Earnings Per Share—Basic and Diluted of Class D Common Stock (3)	$0.29
Weighted Average Shares of Class D Common Stock Outstanding—Basic and Diluted (3)	64,617
Earnings Per Share—Basic and Diluted of Class I Common Stock	$0.59
Weighted Average Shares of Class I Common Stock Outstanding—Basic and Diluted	72,916,367

(1)	The Company was initially capitalized on September 30, 2021 and commenced operations on May 2, 2022.
(2)	Class S were first issued on June 1, 2022.
(3)	Class D were first issued on October 3, 2022.
The accompanying notes are an integral part of these consolidated financial statements.

Owl Rock Technology Income Corp.
Consolidated Schedule of Investments
(Amounts in thousands, except share and per share amounts)

Company(1)(2)(19)	Investment	Interest	Maturity Date	Par / Units	Amortized Cost(3)(4)	Fair Value	Percentage of Net Assets
Non-controlled/non-affiliated portfolio company investments
Debt Investments(5)
Aerospace & Defense
ManTech International Corporation(10)	First lien senior secured loan	S + 5.75%	9/14/2029	$43,895	$43,045	$43,017	2.1%
ManTech International Corporation(15)(16)(17)	First lien senior secured delayed draw term loan	S + 5.75%	9/16/2024	—	(100)	(104)	—%
ManTech International Corporation(15)(16)	First lien senior secured revolving loan	S + 5.75%	9/14/2028	—	(106)	(112)	—%

					42,839	42,801	2.1%
Application Software
Anaplan, Inc.(9)	First lien senior secured loan	S + 6.50%	6/21/2029	$90,055	89,203	89,829	4.4%
Anaplan, Inc.(15)(16)	First lien senior secured revolving loan	S + 6.50%	6/21/2028	—	(59)	(16)	—%
Armstrong Bidco Limited(12)(20)	First lien senior secured loan	SA + 5.25%	6/28/2029	31,962	31,919	31,562	1.5%
Armstrong Bidco Limited(12)(15)(17)(20)	First lien senior secured delayed draw term loan	SA + 5.25%	6/30/2025	12,942	12,914	12,780	0.6%
Avalara, Inc.(10)	First lien senior secured loan	S + 7.25%	10/19/2028	22,727	22,395	22,386	1.1%
Avalara, Inc.(15)(16)	First lien senior secured revolving loan	S + 7.25%	10/19/2028	—	(33)	(34)	—%
Certify, Inc.(6)	First lien senior secured loan	L + 5.50%	2/28/2024	11,408	11,260	11,408	0.6%
Community Brands ParentCo, LLC(9)	First lien senior secured loan	S + 5.75%	2/24/2028	6,327	6,215	6,232	0.3%
Community Brands ParentCo, LLC(15)(16)(17)	First lien senior secured delayed draw term loan	S + 5.75%	2/24/2024	—	(6)	(4)	—%
Community Brands ParentCo, LLC(15)(16)	First lien senior secured revolving loan	S + 5.75%	2/24/2028	—	(6)	(6)	—%
Fullsteam Operations, LLC(7)(15)(17)	First lien senior secured delayed draw term loan	L + 7.50% (incl. 3.00% PIK)	5/13/2024	30,606	29,700	29,971	1.5%
Grayshift, LLC(9)	First lien senior secured loan	S + 7.50%	7/6/2028	53,923	53,423	53,518	2.6%
Grayshift, LLC(15)(16)	First lien senior secured revolving loan	S + 7.50%	7/6/2028	—	(53)	(44)	—%
Motus Group, LLC(6)	Second lien senior secured loan	L + 6.50%	12/10/2029	16,557	16,408	16,226	0.8%
Perforce Software, Inc.(9)	First lien senior secured loan	S + 4.50%	7/1/2026	14,925	14,602	14,701	0.7%
Zendesk, Inc.(10)	First lien senior secured loan	S + 6.50%	11/22/2028	58,534	57,379	57,070	2.8%

Owl Rock Technology Income Corp.
Consolidated Schedule of Investments
(Amounts in thousands, except share and per share amounts)

Company(1)(2)(19)	Investment	Interest	Maturity Date	Par / Units	Amortized Cost(3)(4)	Fair Value	Percentage of Net Assets
Zendesk, Inc.(15)(16)(17)	First lien senior secured delayed draw term loan	S + 6.50%	11/22/2024	$—	$(534)	$(220)	—%
Zendesk, Inc.(15)(16)	First lien senior secured revolving loan	S + 6.50%	11/22/2028	—	(118)	(151)	—%

					344,609	345,208	16.9%
Beverages
Innovation Ventures HoldCo, LLC(9)	First lien senior secured loan	S + 6.25%	3/11/2027	$50,000	49,180	49,000	2.4%
Buildings & Real Estate
Associations, Inc.(10)	First lien senior secured loan	S + 6.50% (incl. 2.50% PIK)	7/2/2027	$20,512	20,273	20,461	1.0%
Commercial Services & Supplies
Denali BuyerCo, LLC (dba Summit Companies)(7)	First lien senior secured loan	L + 5.75%	9/15/2028	$42,245	41,363	41,823	2.0%
SimpliSafe Holding Corporation(9)	First lien senior secured loan	S + 6.25%	5/2/2028	61,420	60,299	60,652	3.0%
SimpliSafe Holding Corporation (15)(16)(17)	First lien senior secured delayed draw term loan	S + 6.25%	5/2/2024	—	(69)	(19)	—%

					101,593	102,456	5.0%
Construction & Engineering
Dodge Construction Network(11)	First lien senior secured loan	S + 4.75%	2/23/2029	$12,438	12,267	10,572	0.5%
Containers & Packaging
Five Star Lower Holding LLC(11)	First lien senior secured loan	S + 4.25%	5/5/2029	$21,820	21,519	21,275	1.0%
Diversified Consumer Services
Litera Bidco LLC(9)	First lien senior secured loan	S + 6.00%	5/29/2026	$20,467	20,256	20,467	1.0%
Sophia, L.P.(9)	First lien senior secured loan	S + 4.25%	10/7/2027	9,950	9,861	9,925	0.5%

					30,117	30,392	1.5%

Owl Rock Technology Income Corp.
Consolidated Schedule of Investments
(Amounts in thousands, except share and per share amounts)

Company(1)(2)(19)	Investment	Interest	Maturity Date	Par / Units	Amortized Cost(3)(4)	Fair Value	Percentage of Net Assets
Diversified Financial Services
BTRS Holdings Inc. (dba Billtrust)(10)	First lien senior secured loan	S + 7.25%	12/15/2028	$2,309	$2,240	$2,244	0.1%
BTRS Holdings Inc. (dba Billtrust)(15)(17)	First lien senior secured delayed draw term loan	S + 7.25%	12/16/2024	—	—	(5)	—%
BTRS Holdings Inc. (dba Billtrust)(15)(16)	First lien senior secured revolving loan	S + 7.25%	12/15/2028	—	(7)	(7)	—%
Ministry Brands Holdings, LLC(6)	First lien senior secured loan	L + 5.50%	12/29/2028	17,523	17,212	17,085	0.8%
Ministry Brands Holdings, LLC(15)(16)(17)	First lien senior secured delayed draw term loan	L + 5.50%	12/27/2023	—	(48)	(85)	—%
Ministry Brands Holdings, LLC(6)(15)	First lien senior secured revolving loan	L + 5.50%	12/30/2027	847	819	805	—%
Smarsh Inc.(11)	First lien senior secured loan	S + 6.50%	2/16/2029	26,667	26,426	26,400	1.3%
Smarsh Inc.(11)(15)(17)	First lien senior secured delayed draw term loan	S + 6.50%	2/19/2024	3,333	3,271	3,300	0.2%
Smarsh Inc.(15)(16)	First lien senior secured revolving loan	S + 6.50%	2/16/2029	—	(15)	(17)	—%

					49,898	49,720	2.4%
Electrical Equipment
BCPE Watson (DE) ORML, LP(11)(20)	First lien senior secured loan	S + 6.50%	7/3/2028	$100,000	99,064	99,000	4.8%
Food & Staples Retailing
CFS Brands, LLC(11)	First lien senior secured loan	S + 3.00%	3/20/2025	$8,859	8,620	8,372	0.4%
The NPD Group, L.P.(9)	First lien senior secured loan	S + 6.25% (incl. 2.75% PIK)	12/1/2028	142,301	139,514	139,456	6.8%
The NPD Group, L.P.(9)(15)	First lien senior secured revolving loan	S + 5.75%	12/1/2027	1,087	920	906	0.1%

					149,054	148,734	7.3%
Health Care Technology
Athenahealth Group Inc.(9)(13)	First lien senior secured loan	S + 3.50%	2/15/2029	$7,096	6,736	6,390	0.3%

Owl Rock Technology Income Corp.
Consolidated Schedule of Investments
(Amounts in thousands, except share and per share amounts)

Company(1)(2)(19)	Investment	Interest	Maturity Date	Par / Units	Amortized Cost(3)(4)	Fair Value	Percentage of Net Assets
Athenahealth Group Inc.(13)(15)(16)(17)	First lien senior secured delayed draw term loan	S + 3.50%	8/15/2023	$—	$(43)	$(83)	—%
Color Intermediate, LLC (dba ClaimsXten)(10)	First lien senior secured loan	S + 5.50%	10/4/2029	39,525	38,755	38,735	1.9%
GI Ranger Intermediate, LLC (dba Rectangle Health)(10)(15)(17)	First lien senior secured delayed draw term loan	S + 6.00%	10/29/2023	2,394	2,283	2,220	0.1%
Hyland Software, Inc.(6)	Second lien senior secured loan	L + 6.25%	7/7/2025	7,187	7,111	6,792	0.3%
Iconic IMO Merger Sub, Inc.(11)	First lien senior secured loan	S + 6.00%	5/11/2029	20,794	20,407	20,534	1.0%
Iconic IMO Merger Sub, Inc.(15)(16)(17)	First lien senior secured delayed draw term loan	S + 6.00%	5/13/2024	—	(45)	(12)	—%
Iconic IMO Merger Sub, Inc.(11)(15)	First lien senior secured revolving loan	S + 6.00%	5/11/2028	472	427	440	—%
Imprivata, Inc.(9)(13)	First lien senior secured loan	S + 4.25%	12/1/2027	5,393	5,256	5,191	0.3%
Imprivata, Inc.(9)	Second lien senior secured loan	S + 6.25%	12/1/2028	17,648	17,472	17,207	0.8%
Inovalon Holdings, Inc.(7)	First lien senior secured loan	L + 6.25% (incl. 2.75% PIK)	11/24/2028	12,990	12,715	12,665	0.6%
Inovalon Holdings, Inc.(15)(16)(17)	First lien senior secured delayed draw term loan	L + 5.75%	5/24/2024	—	(14)	(17)	—%
Inovalon Holdings, Inc.(7)	Second lien senior secured loan	L + 10.50% PIK	11/25/2033	39,698	39,144	39,102	1.9%
Interoperability Bidco, Inc. (dba Lyniate)(10)	First lien senior secured loan	S + 7.00%	12/28/2026	28,480	28,323	28,267	1.5%
Interoperability Bidco, Inc. (dba Lyniate)(10)(15)	First lien senior secured revolving loan	S + 7.00%	12/26/2024	652	647	642	—%

					179,174	178,073	8.7%
Health Care Equipment & Supplies
Medline Borrower, LP(6)(13)	First lien senior secured loan	L + 3.25%	10/23/2028	$4,342	4,147	4,121	0.2%
Health Care Providers & Services
CVET Midco 2, L.P.(10)	Second lien senior secured loan	S + 9.25%	10/13/2030	$25,000	24,498	24,490	1.2%
Engage Debtco Limited(10)(20)	First lien senior secured loan	S + 5.75%	7/12/2029	12,500	12,205	12,219	0.6%
Plasma Buyer LLC (dba PathGroup)(9)	First lien senior secured loan	S + 5.75%	5/14/2029	16,974	16,658	16,677	0.8%

Owl Rock Technology Income Corp.
Consolidated Schedule of Investments
(Amounts in thousands, except share and per share amounts)

Company(1)(2)(19)	Investment	Interest	Maturity Date	Par / Units	Amortized Cost(3)(4)	Fair Value	Percentage of Net Assets
Plasma Buyer LLC (dba PathGroup)(15)(16)(17)	First lien senior secured delayed draw term loan	S + 5.75%	5/13/2024	$—	$(40)	$(33)	—%
Plasma Buyer LLC (dba PathGroup)(15)(16)	First lien senior secured revolving loan	S + 5.75%	5/12/2028	—	(34)	(33)	—%
TC Holdings, LLC (dba TrialCard)(10)	First lien senior secured loan	S + 5.00%	4/14/2027	8,884	8,806	8,862	0.4%
TC Holdings, LLC (dba TrialCard)(15)(16)	First lien senior secured revolving loan	S + 5.00%	4/14/2027	—	(9)	(3)	—%

					62,084	62,179	3.0%
Insurance
Asurion, LLC(6)(13)	Second lien senior secured loan	L + 5.25%	1/20/2029	$29,332	27,401	22,671	1.2%
AmeriLife Holdings LLC(10)	First lien senior secured loan	S + 5.75%	8/31/2029	18,182	17,831	17,864	0.9%
AmeriLife Holdings LLC(11)(15)(17)	First lien senior secured delayed draw term loan	S + 5.75%	9/2/2024	3,030	2,958	2,966	0.1%
AmeriLife Holdings LLC(15)(16)	First lien senior secured revolving loan	S + 5.75%	8/31/2028	—	(43)	(40)	—%
Hyperion Refinance S.a.r.l (dba Howden Group)(9)(20)	First lien senior secured loan	S + 5.25%	11/12/2027	7,286	7,144	7,140	0.3%
Hyperion Refinance S.a.r.l (dba Howden Group)(15)(17)(20)	First lien senior secured delayed draw term loan	S + 5.25%	4/14/2023	—	—	—	—%
Peter C. Foy & Associates Insurance Services, LLC (dba PCF Insurance Services)(11)	First lien senior secured delayed draw term loan	S + 6.00%	11/1/2028	24,826	24,493	24,764	1.2%

					79,784	75,365	3.7%
IT Services
BCPE Nucleon (DE) SPV, LP(8)(20)	First lien senior secured loan	L + 7.00%	9/24/2026	$22,679	22,480	22,622	1.1%
Knockout Intermediate Holdings I Inc. (dba Kaseya Inc.)(10)	First lien senior secured loan	S + 5.75%	6/25/2029	66,900	65,638	66,231	3.2%
Knockout Intermediate Holdings I Inc. (dba Kaseya Inc.)(15)(16)(17)	First lien senior secured delayed draw term loan	S + 5.75%	6/24/2024	—	(37)	—	—%
Knockout Intermediate Holdings I Inc. (dba Kaseya Inc.)(15)(16)	First lien senior secured revolving loan	S + 5.75%	6/25/2029	—	(75)	(41)	—%

					88,006	88,812	4.3%

Owl Rock Technology Income Corp.
Consolidated Schedule of Investments
(Amounts in thousands, except share and per share amounts)

Company(1)(2)(19)	Investment	Interest	Maturity Date	Par / Units	Amortized Cost(3)(4)	Fair Value	Percentage of Net Assets
Life Sciences Tools & Services
Phoenix Newco, Inc. (dba Parexel)(6)	Second lien senior secured loan	L + 6.50%	11/15/2029	$5,000	$4,906	$4,900	0.2%
Professional Services
Sovos Compliance, LLC(6)(13)	First lien senior secured loan	L + 4.50%	8/11/2028	$8,314	8,131	7,649	0.4%
Pharmaceuticals
Pacific BidCo Inc.(10)(20)	First lien senior secured loan	S + 5.75%	8/13/2029	$8,590	8,385	8,397	0.4%
Pacific BidCo Inc.(15)(16)(17)(20)	First lien senior secured delayed draw term loan	S + 5.75%	8/11/2025	—	(11)	(10)	—%

					8,374	8,387	0.4%
Real Estate Management & Development
RealPage, Inc.(6)	Second lien senior secured loan	L + 6.50%	4/23/2029	$25,000	24,679	23,937	1.2%
Road & Rail
Lazer Spot Holdings, Inc. (f/k/a Lazer Spot GB Holdings, Inc.)(7)(17)	First lien senior secured delayed draw term loan	L + 5.75%	8/18/2023	$4,711	4,651	4,711	0.2%
Specialty Retail
CDK Global, Inc.(10)(13)	First lien senior secured loan	S + 4.50%	7/6/2029	$40,000	38,867	39,592	1.9%
Systems Software
Appfire Technologies, LLC(10)	First lien senior secured delayed draw term loan	S + 5.50%	3/9/2027	$1,996	1,984	1,981	0.1%
Appfire Technologies, LLC(15)(16)(17)	First lien senior secured delayed draw term loan	S + 5.50%	6/14/2024	—	(123)	—	—%
Appfire Technologies, LLC(10)(15)	First lien senior secured revolving loan	S + 5.50%	3/9/2027	93	72	81	—%
Barracuda Networks, Inc.(10)(13)	First lien senior secured loan	S + 4.50%	8/15/2029	45,000	43,707	43,313	2.1%
Barracuda Networks, Inc.(10)	Second lien senior secured loan	S + 7.00%	8/15/2030	55,875	54,248	53,361	2.6%
Computer Services, Inc. (dba CSI)(10)	First lien senior secured loan	S + 6.75%	11/15/2029	20,000	19,605	19,600	1.0%
Delta TopCo, Inc. (dba Infoblox, Inc.)(10)(13)	First lien senior secured loan	S + 3.75%	12/1/2027	9,949	9,451	9,166	0.4%
Fortra, LLC (f/k/a Help/Systems Holdings, Inc.)(10)(13)	First lien senior secured loan	S + 4.00%	11/19/2026	14,885	14,215	13,359	0.7%

Owl Rock Technology Income Corp.
Consolidated Schedule of Investments
(Amounts in thousands, except share and per share amounts)

Company(1)(2)(19)	Investment	Interest	Maturity Date	Par / Units	Amortized Cost(3)(4)	Fair Value	Percentage of Net Assets
Fortra, LLC (f/k/a Help/Systems Holdings, Inc.)(10)	Second lien senior secured loan	S + 6.75%	11/19/2027	$20,000	$19,804	$18,000	0.9%
Ping Identity Holding Corp.(9)	First lien senior secured loan	S + 7.00%	10/17/2029	21,818	21,498	21,491	1.1%
Ping Identity Holding Corp.(15)(16)	First lien senior secured revolving loan	S + 7.00%	10/17/2028	—	(32)	(33)	—%
Rubrik, Inc.(11)	First lien senior secured loan	S + 6.50%	6/10/2027	28,269	27,754	27,987	1.3%
Rubrik, Inc.(10)(15)(17)	First lien senior secured delayed draw term loan	S + 7.00%	6/10/2027	1,374	1,374	1,342	0.1%
SailPoint Technologies Holdings, Inc.(9)	First lien senior secured loan	S + 6.25%	8/15/2029	114,100	111,782	111,818	5.5%
SailPoint Technologies Holdings, Inc.(15)(16)	First lien senior secured revolving loan	S + 6.25%	8/15/2028	—	(204)	(218)	—%
Securonix, Inc.(10)	First lien senior secured loan	S + 6.50%	4/5/2028	19,774	19,593	19,576	0.9%
Securonix, Inc.(15)(16)	First lien senior secured revolving loan	S + 6.50%	4/5/2028	—	(32)	(36)	—%
Talon MidCo 2 Limited (dba Tufin)(11)(20)	First lien senior secured loan	S + 7.69%	8/25/2028	27,641	27,117	27,157	1.3%
Talon MidCo 2 Limited (dba Tufin)(15)(17)(20)	First lien senior secured delayed draw term loan	S + 7.69%	8/26/2024	—	—	(2)	—%
Talon MidCo 2 Limited (dba Tufin)(15)(16)(20)	First lien senior secured revolving loan	S + 7.69%	8/25/2028	—	(26)	(24)	—%

					371,787	367,919	18.0%

Total non-controlled/non-affiliated portfolio company debt investments					$1,795,003	$1,785,264	87.4%

Owl Rock Technology Income Corp.
Consolidated Schedule of Investments
(Amounts in thousands, except share and per share amounts)

Company(1)(2)(19)	Investment	Interest	Maturity Date	Par / Units	Amortized Cost(3)(4)	Fair Value	Percentage of Net Assets
Equity Investments
Application Software
Project Alpine Co-Invest, Fund, L.P.(18)(20)(22)	L.P. Interest	N/A	N/A	$6,666,667	$6,670	$6,667	0.3%
Zoro TopCo, Inc. (dba Zendesk)(14)(22)	Series A Preferred Equity	12.50% PIK	N/A	8,057	7,775	7,775	0.4%
Zoro TopCo, L.P. (dba Zendesk)(18)(22)	Class A Common Units	N/A	N/A	671,414	6,714	6,714	0.3%

					21,159	21,156	1.0%
Health Care Technology
Minerva Holdco, Inc.(14)(22)	Senior A Preferred Stock	10.75% PIK	N/A	42,758	42,039	38,483	1.9%
Orange Blossom Parent, Inc.(18)(22)	Common Units	N/A	N/A	16,667	1,667	1,667	0.1%

					43,706	40,150	2.0%
Insurance
Accelerate Topco Holdings, LLC(18)(22)	Common Units	N/A	N/A	12,320	340	340	—%
IT Services
Knockout Intermediate Holdings I Inc. (dba Kaseya)(14)(22)	Perpetual Preferred Stock	11.75% PIK	N/A	50,000	48,812	49,375	2.4%
Systems Software
Elliott Alto Co-Investor Aggregator L.P.(18)(20)(22)	L.P. Interest	N/A	N/A	7,836	7,859	7,835	0.4%
Picard Holdco, Inc.(10)(22)	Senior A Preferred Stock	S + 12.00% (incl. 12.00% PIK)	N/A	64,242	62,419	62,316	3.0%
Halo Parent Newco, LLC(14)(22)	Class H PIK Preferred Equity	11.00% PIK	N/A	10,610	10,427	9,708	0.5%
Project Hotel California Co-Invest Fund, L.P(18)(20)(22)	L.P. Interest	N/A	N/A	6,711,769	6,717	6,712	0.3%

Owl Rock Technology Income Corp.
Consolidated Schedule of Investments
(Amounts in thousands, except share and per share amounts)

Company(1)(2)(19)	Investment	Interest	Maturity Date	Par / Units	Amortized Cost(3)(4)	Fair Value	Percentage of Net Assets
Securiti, Inc.(18)(22)	Series C Preferred Shares	N/A	N/A	$1,262,785	$10,002	$10,000	0.5%

					97,424	96,571	4.7%

Total non-controlled/non-affiliated portfolio company equity investments					$211,441	$207,592	10.2%

Total non-controlled/non-affiliated portfolio company investments					$2,006,444	$1,992,856	97.5%

Non-controlled/affiliated portfolio company equity investments
Equity Investments
Pharmaceuticals
LSI Financing 1 DAC (18)(20)(21)(22)	Preferred Equity	N/A	N/A	4,013,497	$4,046	$4,013	0.2%

Total non-controlled/affiliated portfolio company equity investments					$4,046	$4,013	0.2%

Total Investments					$2,010,490	$1,996,869	97.7%

(1)	Certain portfolio company investments are subject to contractual restrictions on sales.
(2)	Unless otherwise indicated, all investments are considered Level 3 investments. See Note 5 “Fair Value of Investments”.
(3)	The amortized cost represents the original cost adjusted for the amortization or accretion of premium or discount, as applicable, on debt investments using the effective interest method.
(4)
As of December 31, 2022, the net estimated unrealized loss for U.S. federal income tax purposes was $8.2 million based on a tax cost basis of $2.0 billion. As of December 31, 2022, the estimated aggregate gross unrealized loss for U.S. federal income tax purposes was $14.4 million and the estimated aggregate gross unrealized gain for U.S. federal income tax purposes was $6.2 million.

(5)
Unless otherwise indicated, loan contains a variable rate structure and may be subject to an interest rate floor. Variable rate loans bear interest at a rate that may be determined by reference to either the London Interbank Offered Rate (“LIBOR” or “L”) (which can include one-,
three-,
six-,
or twelve-month LIBOR), Secured Overnight Financing Rate (“SOFR” or “S”) (which can include one-,
three-, or
six-
SOFR), or an Sterling Overnight Interbank Average Rate (“SONIA” or “SA”) at the borrower’s option, and which reset periodically based on the terms of the loan agreement.

(6)	The interest rate on these loans is subject to 1 month LIBOR, which as of December 31, 2022 was 4.39%.
(7)	The interest rate on these loans is subject to 3 month LIBOR, which as of December 31, 2022 was 4.77%.
(8)	The interest rate on these loans is subject to 6 month LIBOR, which as of December 31, 2022 was 5.14%.
(9)	The interest rate on these loans is subject to 1 month SOFR, which as of December 31, 2022 was 4.36%.
(10)	The interest rate on these loans is subject to 3 month SOFR, which as of December 31, 2022 was 4.59%.
(11)	The interest rate on these loans is subject to 6 month SOFR, which as of December 31, 2022 was 4.78%.
(12)	The interest rate on these loans is subject to SONIA, which as of December 31, 2022 was 3.43%.
(13)	Level 2 investment.
(14)	Contains a fixed rate structure.
(15)	Position or portion thereof is an unfunded loan or equity commitment. See Note 7 “Commitments and Contingencies”.
(16)
The negative cost is the result of the capitalized discount being greater than the principal amount outstanding on the loan. The negative fair value is the result of the capitalized discount on the loan.

(17)	The date disclosed represents the commitment period of the unfunded term loan. Upon expiration of the commitment period, the funded portion of the term loan may be subject to a longer maturity date.
(18)	Investment is non-income producing.

Owl Rock Technology Income Corp.
Consolidated Schedule of Investments
(Amounts in thousands, except share and per share amounts)

(19)
Unless otherwise indicated, the Company’s portfolio companies are pledged as collateral supporting the amounts outstanding under the Revolving Credit Facility or SPV Asset Facility I. See Note 6 “Debt”.

(20)
This portfolio company is not a qualifying asset under Section 55(a) of the Investment Company Act of 1940, as amended (the “1940 Act”). Under the 1940 Act, the Company may not acquire any non-qualifying
asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of total assets. As of December 31, 2022, non-qualifying
assets represented 12.0% of total assets as calculated in accordance with the regulatory requirements.

(21)
Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Company is deemed to be an “Affiliated Person” of, as defined in the 1940 Act, this portfolio company, as the Company owns more than 5% but less than 25% of the portfolio company’s outstanding voting securities or has the power to exercise control over management or policies of such portfolio company, including through a management agreement. Transactions during the year ended December 31, 2022 in which the Company was an Affiliated Person of the portfolio company are as follows:

Company	Fair Value at December 31, 2021	Gross Additions (a)	Gross Reductions (b)	Net Change in Unrealized Gain/(Loss)	Fair Value at December 31, 2022	Interest Income	Dividend Income	Other Income
Non-controlled Affiliates
LSI Financing 1 DAC	$—	$4,046	$—	$(33)	$4,013	$—	$—	$—

Total Non-controlled Affiliates	$—	$4,046	$—	$(33)	$4,013	$—	$—	$—

(a)
Gross additions include increases in the cost basis of investments resulting from new investments, payment-in-kind
interest or dividends, and the amortization of any unearned income or discounts on equity investments, as applicable.

(b)
Gross reductions include decreases in the cost basis of investments resulting from principal collections related to investment repayments or sales, and the amortization of any premiums on equity investments, as applicable.

(22)
Security acquired in transaction exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), and may be deemed to be “restricted securities” under the Securities Act. As of December 31, 2022, the aggregate fair value of these securities is $207.6 million or 10.2% of the Company’s net assets. The acquisition dates of the restricted securities are as follows:

Portfolio Company	Investment	Acquisition Date
Project Hotel California Co-Invest Fund, L.P.	L.P. Interest	August 09, 2022
Halo Parent Newco, LLC	Class H PIK Preferred Equity	May 4, 2022
Elliott Alto Co-Investor Aggregator L.P.	L.P. Interest	September 28, 2022
Knockout Intermediate Holdings I, Inc. (dba Kaseya)	Perpetual Preferred Stock	June 23, 2022
Minerva Holdco, Inc.	Senior A Preferred Stock	May 2, 2022
Picard Holdco, Inc.	Senior A Preferred Stock	September 30, 2022
Project Alpine Co-Invest Fund, L.P.	L.P. Interest	June 10, 2022
Securiti, Inc.	Series C Preferred Shares	July 28.2022
Accelerate Topco Holdings, LLC	Common Units	September 01, 2022
Orange Blossom Parent, Inc.	Common Units	July 29, 2022
Zoro TopCo, Inc. (dba Zendesk)	Series A Preferred Equity	November 22, 2022
Zoro TopCo, L.P. (dba Zendesk)	Class A Common Units	November 22, 2022
LSI Financing 1 DAC*	Preferred Equity	December 14, 2022

*	Refer to Note 3 “Agreements and Related Party Transactions – Controlled/Affiliated Portfolio Companies”.
The accompanying notes are an integral part of these consolidated financial statements.

Owl Rock Technology Income Corp.
Consolidated Statement of Changes in Net Assets
(Amounts in thousands, except share amounts)

	For the Year Ended December 31, 2022 (1)	For the period from June 22, 2021 (inception) to December 31, 2021 (1)
Increase (Decrease) in Net Assets Resulting from Operations
Net investment income (loss)	$58,843	$—
Net change in unrealized gain (loss)	(13,154)	—
Net realized gain (loss) on investments	43	—

Net Increase (Decrease) in Net Assets Resulting from Operations	45,732	—

Distributions
Class S	(2,388)	—
Class D	(14)	—
Class I	(38,773)	—

Net Decrease in Net Assets Resulting from Shareholders’ Distributions	(41,175)	—

Capital Share Transactions
Class S:
Issuance of shares of common stock	106,668	—
Repurchase of common shares	—	—
Reinvestment of shareholders’ distributions	789	—

Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions—Class S	107,457	—

Class D:
Issuance of shares of common stock	1,065	—
Repurchase of common shares	—	—
Reinvestment of shareholders’ distributions	3	—

Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions—Class D	1,068	—

Class I:
Issuance of shares of common stock	891,640	151
Repurchase of common shares	(28,762)	—
Reinvestment of shareholders’ distributions	13,386	—

Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions—Class I	876,264	151

Total Increase (Decrease) in Net Assets	989,346	151

Net Assets, at beginning of period	$151	$—

Net Assets, at end of period	$989,497	$151

(1)	The Company was initially capitalized on September 30, 2021 and commenced operations on May 2, 2022.
The accompanying notes are an integral part of these consolidated financial statements.

Owl Rock Technology Income Corp.
Consolidated Statement of Cash Flows
(Amounts s in thousands, except share amounts)

	For the Year Ended December 31, 2022 (1)	For the period from June 22, 2021 (inception) to December 31, 2021 (1)
Cash Flows from Operating Activities
Net Increase (Decrease) in Net Assets Resulting from Operations	$45,732	$—
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash used in operating activities:
Purchases of investments, net	(2,031,493)	—
Proceeds from investments and investment repayments, net	34,123	—
Net accretion/amortization of discount/premium on investments	(2,518)	—
Payment-in-kind interest	(5,800)	—
Payment-in-kind dividends	(4,783)	—
Net change in unrealized (gain) loss on investments	13,258	—
Net change in unrealized (gain) loss on translation of assets and liabilities in foreign currencies	(104)	—
Net realized (gain) loss on investments	(17)	—
Amortization of debt issuance costs	1,967	—
Changes in operating assets and liabilities:
(Increase) decrease in interest receivable	(18,541)	—
(Increase) decrease in prepaid expenses and other assets	(55)	—
(Increase) decrease in due from Advisor	21	(65)
Increase (decrease) in management fee payable	965	—
Increase (decrease) in performance based incentive fee payable	2,581	—
Increase (decrease) in accrued expenses and other liabilities	3,251	—

Net cash provided by (used in) operating activities	(1,961,413)	(65)

Cash Flows from Financing Activities
Borrowings on debt	1,580,054	—
Payments on debt	(550,361)	—
Debt issuance costs	(13,281)	—
Proceeds from issuance of common shares	999,373	151
Cash distributions paid to shareholders	(19,694)	—
Repurchase of common shares	(6,703)	—

Net cash provided by (used in) financing activities	1,989,388	151

Net increase (decrease) in cash	27,975	86

Cash, beginning of period	$86	$—

Cash, end of period	$28,061	$86

Supplemental and Non-Cash Information
Interest paid during the period	$27,979	$—
Distributions declared during the period	$41,175	$—
Reinvestment of distributions during the period	$14,178	$—
Tender offer payable	$22,059	$—
Distribution payable	$7,303	$—

(1)	The Company was initially capitalized on September 30, 2021 and commenced operations on May 2, 2022.
The accompanying notes are an integral part of these consolidated financial statements.

Owl Rock Technology Income Corp.
Notes to the Consolidated Financial Statements
Note 1. Organization and Principal Business
Owl Rock Technology Income Corp., (“Owl Rock” or the “Company”) is a Maryland corporation formed on June 22, 2021. The Company was formed primarily to originate and make loans to, and make debt and equity investments in, technology-related companies based primarily in the United States. The Company`s investment objective is to maximize total return by generating current income from its debt investments and other income producing securities, and capital appreciation from its equity and equity-linked investments. The Company invests in senior secured or unsecured loans, subordinated loans or mezzanine loans and equity-related securities which include common and preferred stock, securities convertible into common stock, and warrants. The Company may on occasion invest in smaller or larger companies if an attractive opportunity presents itself, especially when there are dislocations in the capital markets, including the high yield and large syndicated loan markets, which are often referred to as “junk” investments. The Company’s target credit investments will typically have maturities between three and ten years and generally range in size between $20 million and $500 million, although the investment size will vary with the size of the Company`s capital base.
The Company is an externally managed
closed-end
management investment company that has elected to be regulated as a business development company, or BDC, under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company has elected to be treated for federal income tax purposes, and intends to qualify annually thereafter, as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”).
On December 9, 2021, the Company formed a wholly-owned subsidiary, OR Tech Lending IC LLC, a Delaware limited liability company, which holds a California finance lenders license. OR Tech Lending IC LLC makes loans to borrowers headquartered in California. From time to time the Company may form wholly-owned subsidiaries to facilitate the normal course of business.
Owl Rock Technology Advisors II LLC (“the Adviser” or “ORTA II”) serves as the Company’s investment adviser. The Adviser is an indirect affiliate of Blue Owl Capital Inc. (“’Blue Owl”) (NYSE: OWL) and part of Owl Rock, a division of Blue Owl focused on direct lending. The Adviser is registered with the U.S. Securities and Exchange Commission (the “SEC”) as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Blue Owl consists of three divisions: (1) Owl Rock, which focuses on direct lending, (2) Dyal, which focuses on providing capital to institutional alternative asset managers and (3) Oak Street, which focuses on real estate strategies. Subject to the overall supervision of the Company`s board of directors (the “Board”), the Adviser manages the day-to-day
operations of, and provides investment advisory and management services to the Company.
The Company relies on an exemptive order issued to an affiliate of the Adviser that permits it to offer multiple classes of shares of common stock and to impose asset-based servicing and distribution fees and early withdrawal fees. The Company intends to offer on a best efforts, continuous basis up to $5,000,000,000 in any combination of amount of shares of Class S, Class D, and Class I common stock. The share classes have different upfront selling commissions and ongoing servicing fees. Each class of common stock will be offered through Blue Owl Securities LLC (d/b/a Blue Owl Securities) (the “Dealer Manager” or “Blue Owl Securities”). No upfront selling commission, dealer manager fees, or other similar placement fees will be paid to the Company or the Dealer Manager with respect to the Class S and Class D shares, however, if Class S shares or Class D shares are purchased through certain financial intermediaries, those financial intermediaries may directly charge transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that the selling agents limit such charge to 3.5% of the net offering price per share for each Class S share and 1.5% of the net offering price per share of each Class D share. Class I shares are not subject to upfront selling commissions. In addition, the Class S and Class D share classes have different ongoing

Owl Rock Technology Income Corp.
Notes to the Consolidated Financial Statements - Continued

servicing fees. Class I shares are not subject to ongoing servicing fees. Class S, Class D and Class I shares will be offered at initial purchase prices per shares of $10.00. Thereafter, the purchase price per share for each class of common stock will vary and will not be sold at a price below the Company`s net asset value per share of such class, as determined in accordance with the Company`s share pricing policy, plus applicable upfront selling commissions.
On September 30, 2021, an affiliate of the Adviser (the “Initial Shareholder”), purchased 100 shares of the Company`s Class I common stock at $10.00 per share, which represents the initial public offering price. The Initial Shareholder will not tender these shares for repurchase as long as the Adviser remains the Company’s investment adviser. There is no current intention for the Adviser to discontinue its role.
On October 6, 2021, the Company received a subscription agreement, totaling $50.0 million for the purchase of Class I common shares of its common stock from Owl Rock Feeder FIC ORTIC LLC (“Feeder FIC ORTIC”) and Blue Owl Capital Holdings LP (“Blue Owl Holdings”), entities affiliated with the Adviser. The Company called $0.2 million and $50.0 million under the subscription agreement as of December 31, 2021 and December 31, 2022, respectively.
Since meeting the minimum offering requirement and commencing its continuous public offering through December 31, 2022, the Company has issued 10,701,296 shares of Class S common stock, 106,732 shares of Class D common stock, and 8,236,793 shares of Class I common stock, for gross proceeds of $107.2 million, $1.1 million, and $82.1 million, respectively, including $1,000 of seed capital contributed by its Initial Shareholder. The Company has issued 81,114,960 shares of its Class I common stock to feeder vehicles primarily created to hold the Company’s Class I shares in a Private Offering and raised gross proceeds of approximately $809.7 million. The offer and sale of these Class I shares was exempt from the registration provisions of the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) and/or Regulation S thereunder (the “Private Offering”).
Note 2. Significant Accounting Policies
Basis of Presentation
The accompanying consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Company is an investment company and, therefore, applies the specialized accounting and reporting guidance in Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies. In the opinion of management, all adjustments considered necessary for the fair presentation of the consolidated financial statements, have been included. The Company was initially capitalized on September 30, 2021. The Company commenced operations on May 2, 2022, and therefore comparative financial statements are not presented. The Company’s fiscal year ends on December 31.
Use of Estimates
The preparation of the consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements. Actual amounts could differ from those estimates and such differences could be material.

Owl Rock Technology Income Corp.
Notes to the Consolidated Financial Statements - Continued

Cash
Cash consists of deposits held at a custodian bank. Cash is carried at cost, which approximates fair value. The Company deposits its cash with highly-rated banking corporations and, at times, may exceed the insured limits under applicable law.
Investments at Fair Value
Investment transactions are recorded on the trade date. Realized gains or losses are measured by the difference between the net proceeds received and the amortized cost basis of the investment using the specific identification method without regard to unrealized gains or losses previously recognized, and include investments charged off during the period, net of recoveries. The net change in unrealized gains or losses primarily reflects the change in investment values, including the reversal of previously recorded unrealized gains or losses with respect to investments realized during the period.
Rule
2a-5
under the 1940 Act was recently adopted by the SEC and establishes requirements for determining fair value in good faith for purposes of the 1940 Act. The Company complied with the mandatory provisions of Rule
2a-5
by the September 2022 compliance date. Additionally, commencing with the fourth quarter of 2022, pursuant to Rule
2a-5,
the Board designated the Adviser as the Company’s valuation designee to perform fair value determinations relating to the value of assets held by the Company for which market quotations are not readily available.
Investments for which market quotations are readily available are typically valued at the average bid price of those market quotations. To validate market quotations, the Company utilizes a number of factors to determine if the quotations are representative of fair value, including the source and number of the quotations. Debt and equity securities that are not publicly traded or whose market prices are not readily available, as is the case for substantially all of the Company’s investments, are valued at fair value as determined in good faith by the Adviser, as the valuation designee, based on, among other things, the input of the independent third-party valuation firm(s) engaged at the direction of the Adviser.
As part of the valuation process, the Adviser, as the valuation designee, takes into account relevant factors in determining the fair value of the Company’s investments, including: the estimated enterprise value of a portfolio company (i.e., the total fair value of the portfolio company’s debt and equity), the nature and realizable value of any collateral, the portfolio company’s ability to make payments based on its earnings and cash flow, the markets in which the portfolio company does business, a comparison of the portfolio company’s securities to any similar publicly traded securities, and overall changes in the interest rate environment and the credit markets that may affect the price at which similar investments may be made in the future. When an external event such as a purchase or sale transaction, public offering or subsequent equity sale occurs, the Adviser considers whether the pricing indicated by the external event corroborates its valuation.
The Adviser, as the valuation designee, undertakes a multi-step valuation process, which includes, among other procedures, the following:

•	With respect to investments for which market quotations are readily available, those investments will typically be valued at the average bid price of those market quotations;

•
With respect to investments for which market quotations are not readily available, the valuation process begins with the independent valuation firm(s) providing a preliminary valuation of each investment to the Adviser’s valuation committee;

•	Preliminary valuation conclusions are documented and discussed with the Adviser’s valuation committee;

Owl Rock Technology Income Corp.
Notes to the Consolidated Financial Statements - Continued

•	The Adviser, as the valuation designee, reviews the recommended valuations and determines the fair value of each investment;

•
Each quarter, the Adviser, as the valuation designee, will provide the Audit Committee a summary or description of material fair value matters that occurred in the prior quarter and on an annual basis, the Adviser, as the valuation designee, will provide the Audit Committee with a written assessment of the adequacy and effectiveness of its fair value process; and

•	The Audit Committee oversees the valuation designee and will report to the Board on any valuation matters requiring the Board’s attention.
The Company conducts this valuation process on a quarterly basis.
The Company applies Financial Accounting Standards Board (“FASB”) Codification 820,
Fair Value Measurements
(“ASC 820”), as amended, which establishes a framework for measuring fair value in accordance with U.S. GAAP and required disclosures of fair value measurements. ASC 820 determines fair value to be the price that would be received for an investment in a current sale, which assumes an orderly transaction between market participants on the measurement date. Market participants are defined as buyers and sellers in the principal or most advantageous market (which may be a hypothetical market) that are independent, knowledgeable, and willing and able to transact. In accordance with ASC 820, the Company considers its principal market to be the market that has the greatest volume and level of activity. ASC 820 specifies a fair value hierarchy that prioritizes and ranks the level of observability of inputs used in determination of fair value. In accordance with ASC 820, these levels are summarized below:

•	Level 1 – Valuations based on quoted prices in active markets for identical assets or liabilities that the Company has the ability to access.

•	Level 2 – Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

•	Level 3 – Valuations based on inputs that are unobservable and significant to the overall fair value measurement.
Transfers between levels, if any, are recognized at the beginning of the quarter in which the transfer occurs. In addition to using the above inputs in investment valuations, the Company applies the valuation policy approved by its Board that is consistent with ASC 820. Consistent with the valuation policy, the Adviser, as the valuation designee, evaluates the source of the inputs, including any markets in which its investments are trading (or any markets in which securities with similar attributes are trading), in determining fair value. When an investment is valued based on prices provided by reputable dealers or pricing services (such as broker quotes), the Adviser, as the valuation designee, subjects those prices to various criteria in making the determination as to whether a particular investment would qualify for treatment as a Level 2 or Level 3 investment. For example, the Adviser, as the valuation designee, or the independent valuation firm(s), reviews pricing support provided by dealers or pricing services in order to determine if observable market information is being used, versus unobservable inputs.
Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments may fluctuate from period to period. Additionally, the fair value of such investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that may ultimately be realized. Further, such investments are generally less liquid than publicly traded securities and may be subject to contractual and other restrictions on resale. If the Company were required to liquidate a portfolio investment in a forced or liquidation sale, it could realize amounts that are different from the amounts presented and such differences could be material.

Owl Rock Technology Income Corp.
Notes to the Consolidated Financial Statements - Continued

In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected herein.
Interest and Dividend Income Recognition
Interest income is recorded on the accrual basis and includes accretion or amortization of discounts or premiums. Certain investments may have contractual payment-in-kind
(“PIK”) interest or dividends. PIK interest and dividends represent accrued interest or dividends that are added to the principal amount or liquidation amount of the investment on the respective interest or dividend payment dates rather than being paid in cash and generally becomes due at maturity or at the occurrence of a liquidation event. For the year ended December 31, 2022, PIK interest and PIK dividend income earned was $5.9 million and $9.5 million representing 6.1% and 9.8% of investment income, respectively.
Discounts to par value on securities purchased are accreted into interest income over the contractual life of the respective security using the effective yield method. Premiums to par value on securities purchased are amortized to first call date. The amortized cost of investments represents the original cost adjusted for the accretion or amortization of discounts or premiums, if any. Upon prepayment of a loan or debt security, any prepayment premiums, unamortized upfront loan origination fees and unamortized discounts are recorded as interest income in the current period.
Loans are generally placed on
non-accrual
status when there is reasonable doubt that principal or interest will be collected in full. Accrued interest is generally reversed when a loan is placed on non-accrual
status. Interest payments received on
non-accrual
loans may be recognized as income or applied to principal depending upon management’s judgment regarding collectability. If at any point the Company believes PIK interest is not expected to be realized, the investment generating PIK interest will be placed on non-accrual
status. When a PIK investment is placed on
non-accrual
status, the accrued, uncapitalized interest or dividends are generally reversed through interest income.
Non-accrual
loans are restored to accrual status when past due principal and interest is paid current and, in management’s judgment, are likely to remain current. Management may make exceptions to this treatment and determine to not place a loan on non-accrual
status if the loan has sufficient collateral value and is in the process of collection.
Dividend income on preferred equity securities is recorded on the accrual basis to the extent that such amounts are payable by the portfolio company and are expected to be collected. Dividend income on common equity securities is recorded on the record date for private portfolio companies or on the ex-dividend
date for publicly-traded portfolio companies.
Other Income
From time to time, the Company may receive fees for services provided to portfolio companies. These fees are generally only available to the Company as a result of closing investments, are normally paid at the closing of the investments, are generally non-recurring,
and are recognized as revenue when earned upon closing of the investment. The services that the Adviser provides vary by investment, but can include closing, work, diligence or other similar fees and fees for providing managerial assistance to the Company’s portfolio companies.
Organization Expenses
Costs associated with the organization of the Company are expensed as incurred. These expenses consist primarily of legal fees and other costs of organizing the Company.

Owl Rock Technology Income Corp.
Notes to the Consolidated Financial Statements - Continued

Offering Expenses
Costs associated with the offering of common shares of the Company are capitalized as deferred offering expenses and are included in prepaid expenses and other assets in the Consolidated Statement of Assets and Liabilities and are amortized over a twelve-month period from incurrence. These expenses consist primarily of legal fees and other costs incurred in connection with the Company’s continuous public offering of its common shares, the preparation of the Company’s registration statement, and registration fees.
Debt Issuance Costs
The Company records origination and other expenses related to its debt obligations as deferred financing costs. These expenses are deferred and amortized utilizing the effective yield method, over the life of the related debt instrument. Debt issuance costs are presented on the Consolidated Statement of Assets and Liabilities as a direct deduction from the debt liability. In circumstances in which there is not an associated debt liability amount recorded in the consolidated financial statements when the debt issuance costs are incurred, such debt issuance costs will be reported on the Consolidated Statement of Assets and Liabilities as an asset until the debt liability is recorded.
Reimbursement of Transaction-Related Expenses
The Company may receive reimbursement for certain transaction-related expenses in pursuing investments. Transaction-related expenses, which are generally expected to be reimbursed by the Company’s portfolio companies, are typically deferred until the transaction is consummated and are recorded in prepaid expenses and other assets on the date incurred. The costs of successfully completed investments not otherwise reimbursed are borne by the Company and are included as a component of the investment’s cost basis.
Cash advances received in respect of transaction-related expenses are recorded as cash with an offset to accrued expenses and other liabilities. Accrued expenses and other liabilities are relieved as reimbursable expenses are incurred.
Income Taxes
The Company has elected to be treated as a RIC under the Code beginning with the taxable year ended December 31, 2021 and intends to continue to qualify as a RIC. So long as the Company maintains its tax treatment as a RIC, it generally will not pay U.S. federal income taxes at corporate rates on any ordinary income or capital gains that it distributes at least annually to its shareholders as dividends. Instead, any tax liability related to income earned and distributed by the Company represents obligations of the Company’s investors and will not be reflected in the consolidated financial statements of the Company.
To qualify as a RIC, the Company must, among other things, meet certain source-of-income
and asset diversification requirements. In addition, to qualify for RIC tax treatment, the Company must distribute to its shareholders, for each taxable year, at least 90% of its “investment company taxable income” for that year, which is generally its ordinary income plus the excess of its realized net short-term capital gains over its realized net long-term capital losses. In order for the Company not to be subject to U.S. federal excise taxes, it must distribute annually an amount at least equal to the sum of (i) 98% of its net ordinary income (taking into account certain deferrals and elections) for the calendar year, (ii) 98.2% of its capital gains in excess of capital losses for the one-year
period ending on October 31 of the calendar year and (iii) any net ordinary income and capital gains in excess of capital losses for preceding years that were not distributed during such years. The Company, at its discretion, may carry forward taxable income in excess of calendar year dividends and pay a 4% nondeductible U.S. federal excise tax on this income.

Owl Rock Technology Income Corp.
Notes to the Consolidated Financial Statements - Continued

The Company evaluates tax positions taken or expected to be taken in the course of preparing its consolidated financial statements to determine whether the tax positions are
“more-likely-than-not”
to be sustained by the applicable tax authority. Tax positions not deemed to meet the
“more-likely-than-not”
threshold are reserved and recorded as a tax benefit or expense in the current year. All penalties and interest associated with income taxes are included in income tax expense. Conclusions regarding tax positions are subject to review and may be adjusted at a later date based on factors including, but not limited to, on-going
analyses of tax laws, regulations and interpretations thereof. There were no material uncertain income tax provisions through December 31, 2022. The 2021 tax year remains subject to examination by U.S federal, state and local tax authorities.
Income and Expense Allocations
Income and realized and unrealized capital gains and losses are allocated to each class of shares of the Company on the basis of the aggregate net asset value of that class in relation to the aggregate net asset value of the Company.
Expenses that are common to all share classes are borne by each class of shares based on the net assets of the Company attributable to each class. Expenses that are specific to a class of shares are allocated to such class either directly or through the servicing fees paid pursuant to the Company’s distribution plan. See Note 3. “Agreements and Related Party Transactions – Dealer Manager Agreement.”
Distributions to Common Shareholders
Distributions to common shareholders are recorded on the record date. The amount to be distributed is determined by the Board and is generally based upon the earnings estimated by the Adviser. Net realized long-term capital gains, if any, would be generally distributed at least annually although the Company may decide to retain such capital gains for investment.
Subject to the Company’s board of directors’ discretion and applicable legal restrictions, the Company intends to authorize and declare cash distributions to the Company’s shareholders on a monthly or quarterly basis and pay such distributions on a monthly basis. The per share amount of distributions for Class S, Class D, and Class I shares will differ because of different allocations of class-specific expenses. Specifically, because the ongoing servicing fees are calculated based on the Company’s net asset value for the Company’s Class S and Class D shares, the ongoing service fees will reduce the net asset value or, alternatively, the distributions payable, with respect to the shares of each such class, including shares issued under the Company’s distribution reinvestment plan. As a result, the distributions on Class S shares and Class D shares may be lower than the distributions on Class I shares.
The Company has adopted a distribution reinvestment plan pursuant to which shareholders will have their cash distributions automatically reinvested in additional shares of the Company’s same class of common stock to which the distribution relates unless they elect to receive their distributions in cash. The Company expects to use newly issued shares to implement the distribution reinvestment plan.
Consolidation
As provided under Regulation
S-X
and ASC Topic 946—Financial Services—Investment Companies, the Company will generally not consolidate its investment in a company other than a wholly-owned investment company or controlled operating company whose business consists of providing services to the Company. Accordingly, the Company consolidated the accounts of the Company’s wholly-owned subsidiaries in its consolidated financial statements. All significant intercompany balances and transactions have been eliminated in consolidation.

Owl Rock Technology Income Corp.
Notes to the Consolidated Financial Statements - Continued

New Accounting Pronouncements
In March 2020, the FASB issued ASU
No. 2020-04,
“Reference Rate Reform (Topic 848),” which provides optional expedients and exceptions for applying U.S. GAAP to contracts, hedging relationships, and other transactions affected by reference rate reform if certain criteria are met. The amendments apply only to contracts, hedging relationships, and other transactions that reference London Interbank Offered Rate (“LIBOR”) or another reference rate expected to be discontinued because of reference rate reform. In January 2021, the FASB issued ASU
No. 2021-01,
“Reference Rate Reform (Topic 848),” which expanded the scope of Topic 848 to include derivative instruments impacted by discounting transition. In December 2022, the FASB issued ASU
No. 2022-06,
“Reference Rate Reform (Topic 848),” which extended the transition period provided under ASU
No. 2020-04
and
2021-01
for all entities from December 31, 2022 to December 31, 2024.
In June 2022, the FASB issued ASU
No. 2022-03,
“Fair Value Measurement (Topic 820),” which clarifies the guidance in Topic 820 when measuring the fair value of an equity security subject to contractual restrictions that prohibit the sale of an equity security and introduces new disclosure requirements for equity securities subject to contractual sale restrictions that are measured at fair value in accordance with Topic 820. The amendments affect all entities that have investments in equity securities measured at fair value that are subject to a contractual sale restriction. ASU
2022-03
is effective for public business entities for fiscal years beginning after December 15, 2023, and interim periods within those fiscal years. For all other entities the amendments are effective for fiscal years beginning after December 15, 2024, and interim periods within those fiscal years. Early adoption is permitted for both interim and annual financial statements that have not yet been issued or made available for issuance. An entity that qualifies as an investment company under Topic 946 should apply the amendments in ASU
No. 2022-03
to an investment in an equity security subject to a contractual sale restriction that is executed or modified on or after the date of adoption. The Company is currently evaluating the impact of adopting ASU
No. 2022-03
on the consolidated financial statements.
Other than the aforementioned guidance, the Company’s management does not believe that any recently issued, but not yet effective, accounting standards, if currently adopted, would have a material effect on the accompanying consolidated financial statements.
Note 3. Agreements and Related Party Transactions
As of December 31, 2022, the Company had payables to affiliates of $3.6 million, primarily comprised of $2.6 million of accrued performance based incentive fees, $1.0 million of management fees.
Administration Agreement
The Company has entered into an Administration Agreement (the “Administration Agreement”) with the Adviser. Under the terms of the Administration Agreement, the Adviser performs, or oversees the performance of, required administrative services, which include providing office space, equipment and office services, maintaining financial records, preparing reports to shareholders and reports filed with the SEC, and managing the payment of expenses and the performance of administrative and professional services rendered by others. On May 3, 2022, the Board approved the continuation of the Administration Agreement.
The Administration Agreement also provides that the Company reimburses the Adviser for certain organization costs incurred prior to the commencement of the Company’s operations, and for certain offering costs.
The Company reimburses the Adviser for services performed for it pursuant to the terms of the Administration Agreement. In addition, pursuant to the terms of the Administration Agreement, the Adviser may delegate its obligations under the Administration Agreement to an affiliate or to a third party and the Company will reimburse the Adviser for any services performed for it by such affiliate or third party.

Owl Rock Technology Income Corp.
Notes to the Consolidated Financial Statements - Continued

From October 1, 2021 to November 30, 2021, the Company was advised by Owl Rock Technology Advisers LLC (“ORTA”), an affiliate of the Adviser, which also served as the Company’s administrator. On November 30, 2021, the Company entered into the Investment Advisory Agreement and the Administration Agreement, under which the Adviser serves as the Company’s Adviser and administrator, respectively.
Unless earlier terminated as described below, the Administration Agreement will remain in effect for two years from the date it first became effective, and will remain in effect and from year to year thereafter if approved annually (1) the vote of the Board, or by the vote of a majority of its outstanding voting securities and (2) the vote of a majority of the Company’s directors who are not “interested persons” of the Company, of the Adviser or of any of their respective affiliates, as defined in the 1940 Act. The Administration Agreement may be terminated at any time, without the payment of any penalty, upon 60 days’ written notice, by the vote of a majority of the outstanding voting securities of the Company (as defined in the 1940 Act), or by the vote of a majority of the Board or by the Adviser.
No person who is an officer, director, or employee of the Adviser or its affiliates and who serves as a director of the Company receives any compensation from the Company for his or her services as a director. However, the Company reimburses the Adviser (or its affiliates) for an allocable portion of the compensation paid by the Adviser or its affiliates to the Company’s officers who provide operational and administrative services, as well as their respective staffs and other professionals who provide services to the Company, who assist with the preparation, coordination and administration of the foregoing or provide other “back office” or “middle office,” financial or operational services to the Company (based on the percentage of time those individuals devote, on an estimated basis, to the business and affairs of the Company). Directors who are not affiliated with the Adviser receive compensation for their services and reimbursement of expenses incurred to attend meetings.
Investment Advisory Agreement
The Company has entered into an Investment Advisory Agreement (the “Investment Advisory Agreement”) with the Adviser. Under the terms of the Investment Advisory Agreement, the Adviser is responsible for managing the Company’s business and activities, including sourcing investment opportunities, conducting research, performing diligence on potential investments, structuring its investments, and monitoring its portfolio companies on an ongoing basis through a team of investment professionals. On May 3, 2022, the Board approved the continuation of the Investment Advisory Agreement.
The Adviser’s services under the Investment Advisory Agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to the Company are not impaired.
Unless earlier terminated as described below, the Investment Advisory Agreement will remain in effect for two years from the date it first becomes effective and from year-to-year
thereafter if approved annually by a majority of the Board or by the holders of a majority of the Company`s outstanding voting securities and, in each case, by a majority of independent directors.
The Investment Advisory Agreement will automatically terminate within the meaning of the 1940 Act and related SEC guidance and interpretations in the event of its assignment. In accordance with the 1940 Act, without payment of penalty, the Company may terminate the Investment Advisory Agreement with the Adviser upon 60 days’ written notice. The decision to terminate the agreement may be made by a majority of the Board of Directors or the shareholders holding a majority (as defined under the 1940 Act) of the outstanding shares of the Company’s common stock or the Adviser. In addition, without payment of penalty, the Adviser may generally terminate the Investment Advisory Agreement upon 120 days’ written notice.

Owl Rock Technology Income Corp.
Notes to the Consolidated Financial Statements - Continued

From time to time, the Adviser may pay amounts owed by the Company to third-party providers of goods or services, including the Board, and the Company will subsequently reimburse the Adviser for such amounts paid on its behalf. Amounts payable to the Adviser are settled in the normal course of business without formal payment terms.
Under the terms of the Investment Advisory Agreement, the Company will pay the Adviser a base management fee and an incentive fee. The cost of both the management fee and the incentive fee will ultimately be borne by the Company’s shareholders.
The base management fee is payable monthly in arrears. The base management fee is calculated at an annual rate of 1.25% based on the average value of the Company`s net assets at the end of the two most recently completed calendar months. All or part of the base management fee not taken as to any month will be deferred without interest and may be taken in any such month prior to the occurrence of a liquidity event. Base management fees for any partial month are prorated based on the number of days in the month. The Adviser and its affiliates have agreed to waive the base management fee through October 31, 2022. Any portion of management fees waived shall not be subject to recoupment.
For the year ended December 31, 2022, management fees were $4.9 million, of which $3.0 million was waived during the period. For the period June 22, 2021 (inception) to December 31, 2021, the Company did not incur management fees.
The incentive fee consists of two parts: (i) an incentive fee on income and (ii) an incentive fee on capital gains. Each part of the incentive fee is outlined below.
The incentive fee on income will be calculated and payable quarterly in arrears and will be based upon the Company’s pre-incentive
fee net investment income for the immediately preceding calendar quarter. In the case of a liquidation of the Company or if the Investment Advisory Agreement is terminated, the fee will also become payable as of the effective date of the event.
The incentive fee on income for each calendar quarter will be calculated as follows:

•
No incentive fee on income will be payable in any calendar quarter in which the pre-incentive
fee net investment income does not exceed a quarterly return to investors of 1.25% of the Company’s net asset value at the beginning of the quarter. The Company refers to this as the quarterly preferred return.

•
All of the Company’s
pre-incentive
fee net investment income, if any, that exceeds the quarterly preferred return, but is less than or equal to 1.43%, which the Company refers to as the upper level breakpoint, of the Company’s net asset value at the beginning of the quarter, will be payable to the Company’s Adviser. The Company refers to this portion of the incentive fee on income as the
“catch-up.”
It is intended to provide an incentive fee of 12.50% on all of the Company’s pre-incentive
fee net investment income when the
pre-incentive
fee net investment income reaches 1.43% of the Company’s net asset value at the beginning of the quarter, measured as of the end of the immediately preceding calendar quarter. The quarterly preferred return of 1.25% and upper level breakpoint of 1.43% are also adjusted for the actual number of days each calendar quarter.

•
For any quarter in which the Company’s
pre-incentive
fee net investment income exceeds the upper level break point of 1.43% of the Company’s net asset value at the beginning of the quarter, the incentive fee on income will equal 12.50% of the amount of the Company’s pre-incentive
fee net investment income, because the quarterly preferred return and catch up will have been achieved.

•	Pre-incentive fee net investment income is defined as investment income and any other income, accrued during the calendar quarter, minus operating expenses for the quarter, including the base

Owl Rock Technology Income Corp.
Notes to the Consolidated Financial Statements - Continued

management fee, expenses payable under the Investment Advisory Agreement and the Administration Agreement, any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee.
Pre-incentive
fee net investment income does not include any expense support payments or any reimbursement by the Company of expense support payments, or any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.

The incentive fee on capital gains will be determined and payable in arrears as of the end of each calendar year during which the Investment Advisory Agreement is in effect. In the case of a liquidation, or if the Investment Advisory Agreement is terminated, the fee will also become payable as of the effective date of such event. The annual fee will equal (i) 12.50% of the Company’s realized capital gains on a cumulative basis from inception through the end of such calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less (ii) the aggregate amount of any previously paid incentive fees on capital gains as calculated in accordance with U.S. GAAP. In no event will the incentive fee on capital gains payable pursuant hereto be in excess of the amount permitted by the Advisers Act, including Section 205 thereof.
For the year ended December 31, 2022, performance-based incentive fees were $7.7 million, of which $5.1 million was waived during the period. For the period June 22, 2021 (inception) to December 31, 2021, the Company did not incur performance-based incentive fees.
The Adviser and its affiliates have agreed to waive the performance-based incentive fee and capital gains based incentive fee through October 31, 2022. Any portion of the incentive fees waived shall not be subject to recoupment.
Under the terms of the Investment Advisory Agreement, upon satisfaction of the minimum offering requirement, the Adviser is entitled to receive up to 1.50% of gross proceeds raised in the Company`s continuous public offering until all organization and offering costs funded by the Adviser or its affiliates have been recovered. Any reimbursements will not exceed actual expenses incurred by the Adviser and its affiliates.
For the year ended December 31, 2022, the Company did not accrue any organization and offering expenses that are reimbursable to the Adviser.
From October 1, 2021 to November 30, 2021, the Company was advised by ORTA, an affiliate of the Adviser, which also served as the Company’s administrator. On November 30, 2021, the Company entered into the Investment Advisory Agreement and the Administration Agreement, under which the Adviser serves as the Company’s Adviser and administrator, respectively.
Affiliated Transactions
The Company may be prohibited under the 1940 Act from participating in certain transactions with its affiliates without prior approval of the directors who are not interested persons, and in some cases, the prior approval of the SEC. The Company, and certain of its affiliates rely on an order for exemptive relief (the “Order”) that has been granted to Owl Rock Capital Advisors LLC (“ORCA”) to co-invest
with other funds managed by the Adviser or certain affiliates, in a manner consistent with the Company’s investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. Pursuant to such Order, the Company generally is permitted to co-invest
with certain of its affiliates if a “required majority” (as defined in Section 57(o) of the 1940 Act) of the Board make certain conclusions in connection with a co-investment
transaction, including that (1) the terms of the transaction, including the consideration to be paid, are reasonable and fair to the Company and its shareholders and do not involve overreaching by the Company or its shareholders on the part of any person concerned, (2) the transaction is

Owl Rock Technology Income Corp.
Notes to the Consolidated Financial Statements - Continued

consistent with the interests of the Company’s shareholders and is consistent with its investment objective and strategies, (3) the investment by its affiliates would not disadvantage the Company, and the Company’s participation would not be on a basis different from or less advantageous than that on which its affiliates are investing, and (4) the proposed investment by the Company would not benefit the Adviser or its affiliates or any affiliated person of any of them (other than the parties to the transaction), except to the extent permitted by the Order and applicable law, including the limitations set forth in Section 57(k) of the 1940 Act. In addition, the Company has received an amendment to its Order to permit it to participate in follow-on
investments in its existing portfolio companies with certain affiliates that are private funds if such private funds did not have an investment in such existing portfolio company.
The Adviser is affiliated with ORCA, ORTA, Owl Rock Capital Private Fund Advisors LLC (“ORPFA”) and Owl Rock Diversified Advisors LLC (“ORDA” and together with ORCA, ORTA, ORPFA and the Adviser, the “Owl Rock Advisers”), which are also investment advisers. The Owl Rock Advisers are indirect affiliates of Blue Owl and comprise part of “Owl Rock”, a division of Blue Owl focused on direct lending. The Owl Rock Advisers’ allocation policy seeks to ensure equitable allocation of investment opportunities over time between the Company, and other funds managed by the Adviser, or its affiliates. As a result of the Order, there could be significant overlap in the Company’s investment portfolio and the investment portfolio of other funds managed by the Adviser or its affiliates that could avail themselves of the the Order and that have a similar investment objective to the Company’s.
Controlled/Affiliated Portfolio Companies
Under the 1940 Act, the Company is required to separately identify non-controlled
investments where it owns 5% or more of a portfolio company’s outstanding voting securities and/or has the power to exercise control over the management or policies of such portfolio company as investments in “affiliated” companies. In addition, under the 1940 Act, the Company is required to separately identify investments where it owns more than 25% of a portfolio company’s outstanding voting securities and/or has the power to exercise control over the management or policies of such portfolio company as investments in “controlled” companies. Under the 1940 Act,
“non-affiliated
investments” are defined as investments that are neither controlled investments nor affiliated investments. Detailed information with respect to the Company’s non-controlled,
non-affiliated;
non-controlled,
affiliated; and controlled affiliated investments is contained in the accompanying consolidated financial statements, including the consolidated schedule of investments.
The Company has made investments in
non-controlled,
affiliated companies, including LSI Financing 1 DAC.
LSI Financing 1 DAC, a portfolio company formed to acquire a contractual right to revenue pursuant to an earnout agreement in the life sciences space. On December 14, 2022, we made a $4.0 million commitment to LSI Financing. Our investment in LSI Financing is a co-investment
with our affiliates in accordance with the terms of the exemptive relief that we received from the SEC. We do not consolidate our equity interest in LSI Financing.
Dealer Manager Agreement
The Company has entered into a dealer manager agreement (the “Dealer Manager Agreement”) with Blue Owl Securities, an affiliate of the Adviser, and participating broker-dealer agreements with certain broker-dealers. Under the terms of the Dealer Manager Agreement and the participating broker-dealer agreements, Blue Owl Securities serves as the dealer manager, and certain participating broker- dealers solicit capital, for the Company`s public offering of shares of Class S, Class D, and Class I common stock. Blue Owl Securities will not receive upfront selling commissions with respect to purchases of Class S, Class D and Class I shares or shares of any class of shares issued pursuant to the Company`s distribution reinvestment plan.

Owl Rock Technology Income Corp.
Notes to the Consolidated Financial Statements - Continued

Subject to FINRA limitations on underwriting compensation and pursuant to a distribution plan adopted by the Company in compliance with Rules
12b-1
and
17d-3
under the 1940 Act, as if those rules applied to the Company, the Company will pay Blue Owl Securities selling commissions over time as servicing fees for ongoing services rendered to shareholders by participating broker-dealers or broker-dealers servicing investors’ accounts, referred to as servicing broker-dealers:

•	With respect to the Company`s outstanding Class S shares equal to 0.85% per annum of the aggregate net asset value of the Company`s outstanding Class S shares; and

•	With respect to the Company`s outstanding Class D shares equal to 0.25% per annum of the aggregate net asset value of the Company`s outstanding Class D shares.
The Company will not pay an ongoing servicing fee with respect to the Company`s outstanding Class I shares.
For the year ended December 31, 2022, the Company incurred servicing fees with respect to Class S shares (first issued June 1, 2022) of $0.3 million. Class D shares were first issued October 3, 2022 and the Company deemed servicing fees insignificant to disclose for the period.
The servicing fees will be paid monthly in arrears. Blue Owl Securities will reallow (pay) all or a portion of the ongoing servicing fees to participating broker-dealers and servicing broker-dealers for ongoing services performed by such broker-dealers, and will waive ongoing servicing fees to the extent a broker-dealer is not eligible to receive it for failure to provide such services. Because the ongoing servicing fees are calculated based on the Company`s net asset values for the Company`s Class S and Class D shares, they will reduce the net asset values or, alternatively, the distributions payable, with respect to the shares of each such class, including shares issued under it’s distribution reinvestment plan. The Company will cease paying ongoing servicing fees at the date at which total underwriting compensation from any source in connection with this offering equals 10% of the gross proceeds from it’s offering (excluding proceeds from issuances pursuant to it`s distribution reinvestment plan). This limitation is intended to ensure that the Company satisfies the requirements of FINRA Rule 2310, which provides that the maximum aggregate underwriting compensation from any source, including compensation paid from offering proceeds and in the form of “trail commissions,” payable to underwriters, broker-dealers, or affiliates thereof participating in an offering may not exceed 10% of gross offering proceeds, excluding proceeds received in connection with the issuance of shares through a distribution reinvestment plan.
Upfront selling commissions for sales of Class S and Class D shares may be reduced or waived in connection with volume or other discounts, other fee arrangements or for sales to certain categories of purchasers.
Expense Support and Conditional Reimbursement Agreement
On November 30, 2021, the Company entered into the Expense Support Agreement with the Adviser, the purpose of which was to ensure that no portion of the Company’s distributions to shareholders represented a return of capital for U.S. federal income tax purposes. The Expense Support Agreement became effective as of the date that the Company met the minimum offering requirement. On a quarterly basis, the Adviser reimbursed the Company for “Operating Expenses” (as defined below) in an amount equal to the excess of the Company’s cumulative distributions paid to the Company’s shareholders in each quarter over “Available Operating Funds” (as defined below) received by the Company on account of the Company’s investment portfolio during such quarter. Any payments that the Adviser was required to make pursuant to the preceding sentence are referred to herein as an “Expense Payment”.

Owl Rock Technology Income Corp.
Notes to the Consolidated Financial Statements - Continued

Under the Expense Support Agreement, “Operating Expenses” was defined as all of the Company’s operating costs and expenses incurred, as determined in accordance with generally accepted accounting principles for investment companies. “Available Operating Funds” was defined as the sum of (i) the Company’s estimated investment company taxable income (including realized net short-term capital gains reduced by realized net long-term capital losses), (ii) the Company’s realized net capital gains (including the excess of realized net long-term capital gains over realized net short-term capital losses) and (iii) dividends and other distributions paid to us on account of preferred and common equity investments in portfolio companies, if any (to the extent such amounts listed in clause (iii) are not included under clauses (i) and (ii) above).
The Adviser’s obligation to make Expense Payments automatically became a liability of the Adviser and the right to such Expense Payment was an asset of the Company’s on the last business day of the applicable quarter. The Expense Payment for any quarter was be paid by the Adviser to the Company in any combination of cash or other immediately available funds, and/or offset against amounts due from the Company to the Adviser no later than the earlier of (i) the date on which the Company closes it’s books for such quarter, or (ii) forty-five days after the end of such quarter.
Following any quarter in which Available Operating Funds exceed the cumulative distributions paid by the Company in respect of such quarter (the amount of such excess being hereinafter referred to as “Excess Operating Funds”), the Company is required to pay such Excess Operating Funds, or a portion thereof, in accordance with the stipulations below, as applicable, to the Adviser, until such time as all Expense Payments made by the Adviser to the Company within three years prior to the last business day of such quarter have been reimbursed. Any payments required to be made by the Company are referred to as a “Reimbursement Payment”.
The amount of the Reimbursement Payment for any quarter shall equal the lesser of (i) the Excess Operating Funds in respect of such quarter and (ii) the aggregate amount of all Expense Payments made by the Adviser to us within three years prior to the last business day of such quarter that have not been previously reimbursed by the Company to the Adviser. The payment will be reduced to the extent that such Reimbursement Payments, together with all other Reimbursement Payments paid during the fiscal year, would cause Other Operating Expenses defined as the Company’s total Operating Expenses, excluding base management fees, incentive fees, organization and offering expenses, distribution and shareholder servicing fees, financing fees and costs, interest expense, brokerage commissions and extraordinary expenses on an annualized basis and net of any Expense Payments received by the Company during the fiscal year to exceed the lesser of: (i) 1.75% of the Company’s average net assets attributable to the shares of the Company’s common stock for the fiscal year-to-date
period after taking such Expense Payments into account; and (ii) the percentage of the Company’s average net assets attributable to shares of its common stock represented by Other Operating Expenses during the fiscal year in which such Expense Payment was made (provided, however, that this clause (ii) shall not apply to any Reimbursement Payment which relates to an Expense Payment made during the same fiscal year).
No Reimbursement Payment for any quarter will be made if: (1) the “Effective Rate of Distributions Per Share” (as defined below) declared by the Company at the time of such Reimbursement Payment is less than the Effective Rate of Distributions Per Share at the time the Expense Payment was made to which such Reimbursement Payment relates, or (2) the Company’s “Operating Expense Ratio” (as defined below) at the time of such Reimbursement Payment is greater than the Operating Expense Ratio at the time the Expense Payment was made to which such Reimbursement Payment relates. Pursuant to the Expense Support Agreement, “Effective Rate of Distributions Per Share” means the annualized rate (based on a 365 day year) of regular cash distributions per share exclusive of returns of capital, distribution rate reductions due to distribution and shareholder fees, and declared special dividends or special distributions, if any. The “Operating Expense Ratio” is calculated by dividing Operating Expenses, less organizational and offering expenses, base management and incentive fees owed to Adviser, and interest expense, by the Company’s net assets.

Owl Rock Technology Income Corp.
Notes to the Consolidated Financial Statements - Continued

The specific amount of expenses reimbursed by our Adviser, if any, will be determined at the end of each quarter. On March 7, 2023, our Adviser terminated the Expense Support Agreement. However, the Company’s obligation to make Reimbursement Payments, subject to the conditions above, survives the termination of the Expense Support Agreement. As of December 31, 2022, there are no Reimbursement Payments conditionally due from the Company to the Adviser.

For the Quarter Ended	Amount of Expense Support	Recoupment of Expense Support	Unreimbursed Expense Support	Effective Rate of Distribution per Share (1)	Reimbursement Eligibility Expiration	Operating Expense Ratio (2)(3)
($ in thousands)
June 30, 2022	$174	$174	$—	6.3%	June 30, 2025	—%

Total	$174	$174	$—

(1)
The effective rate of distribution per share is expressed as a percentage equal to the projected annualized distribution amount as of the end of the applicable period (which is calculated by annualizing the regular monthly cash distributions per share as of such date without compounding), divided by the Company’s net asset value per share as of such date.

(2)
The operating expense ratio is calculated by dividing operating expenses, less organizational and offering expenses, base management and incentive fees owed to the Adviser, and interest expense, by the Company’s net assets.

(3)	The operating expense ratio for the period presented rounds to less than 0.01%.
Expense Deferral Agreement
On March 23, 2022, the Company and the Adviser entered into the expense deferral agreement (the “Expense Deferral Agreement”), under which the Adviser has agreed to incur and pay all of the Company’s expenses, other than amounts used to pay interest expense and shareholder servicing and/or distribution fees, until the Company receives and accepts, in cash, $1.75 billion in aggregate subscriptions from the sale of its shares in the offering (the “First Subscription Condition”).
If the Company meets the First Subscription Condition, the Company will be required to repay one-third
of the aggregate amount of expenses incurred by the Adviser under the terms of the Expense Deferral Agreement following the calendar month in which the Company satisfies the First Subscription Condition. If the Company receives and accepts, in cash, $2.25 billion in aggregate subscriptions from the sale of its shares in the offering (the “Second Subscription Condition”), the Company will be required to repay an additional one-third
of the aggregate amount of expenses incurred by the Adviser under the terms of the Expense Deferral Agreement following the calendar month in which the Company satisfies the Second Subscription Condition. If the Company receives and accepts, in cash, $2.75 billion in aggregate subscriptions from the sale of its shares in the offering (the “Third Subscription Condition”), the Company will be required to repay an additional one-third
of the aggregate amount of expenses incurred by the Adviser under the terms of the Expense Deferral Agreement following the calendar month in which the Company satisfies the Third Subscription Condition. However, we will not be required to repay expenses to the Adviser under the Expense Deferral Agreement to the extent that such expenses (1) have previously been classified as Expense Payments or Reimbursement Payments under the Expense Support Agreement, or (2) are Organization and Offering Expenses in excess of 1.50% of gross offering proceeds from the sale of the Company’s securities.
The Expense Deferral Agreement may be terminated at any time, without the payment of any penalty, by the Company or the Adviser, with or without notice, and will automatically terminate (i) in the event of the termination of the Investment Advisory Agreement, or (ii) if the Board makes a determination to dissolve or liquidate the Company. If the agreement is terminated, the Company will remain obligated to repay the Adviser for expenses the Company received if the Company satisfies a subscription condition.

Owl Rock Technology Income Corp.
Notes to the Consolidated Financial Statements - Continued

License Agreement
On October 1, 2021, the Company entered into a license agreement (the “License Agreement”), pursuant to which an affiliate of Blue Owl has granted the Company a non-exclusive
license to use the name “Owl Rock.” Under the License Agreement, the Company has a right to use the Owl Rock name for so long as the Adviser or one of its affiliates remains the Company’s investment adviser. Other than with respect to this limited license, the Company has no legal right to the “Owl Rock” name or logo.
Promissory Note
On October 4, 2021, the Board authorized the Company, as Borrower, to enter into a revolving promissory note (the “Promissory Note”) with an entity affiliated with the Adviser. On June 22, 2022, the Company and Feeder FIC, as lender, entered into a termination agreement pursuant to which the Promissory Note was terminated. Upon execution of the Termination Agreement there were no amounts outstanding pursuant to the Promissory Notes. See Note 6 “Debt”.
Note 4. Investments
Under the 1940 Act, the Company is required to separately identify non-controlled
investments where it owns 5% or more of a portfolio company’s outstanding voting securities and/or has the power to exercise control over the management or policies of such portfolio company as investments in “affiliated” companies. In addition, under the 1940 Act, the Company is required to separately identify investments where it owns more than 25% of a portfolio company’s outstanding voting securities and/or has the power to exercise control over the management or policies of such portfolio company as investments in “controlled” companies. Under the 1940 Act,
“non-affiliated
investments” are defined as investments that are neither controlled investments nor affiliated investments. Detailed information with respect to the Company’s non-controlled,
non-affiliated;
non-controlled,
affiliated; and controlled affiliated investments is contained in the accompanying consolidated financial statements, including the consolidated schedule of investments. The information in the tables below is presented on an aggregate portfolio basis, without regard to whether they are non-controlled
non-affiliated,
non-controlled
affiliated or controlled affiliated investments.
Investments at fair value and amortized cost consisted of the following as of December 31, 2022:

	December 31, 2022
($ in thousands)	Amortized Cost	Fair Value
First-lien senior secured debt investments	$1,559,332	$1,558,578
Second-lien senior secured debt investments	235,671	226,686
Preferred equity investments (1)	185,520	181,670
Common equity investments	29,967	29,935

Total Investments	$2,010,490	$1,996,869

(1)	Includes equity investment in LSI Financing I DAC.

Owl Rock Technology Income Corp.
Notes to the Consolidated Financial Statements - Continued

The Company uses Global Industry Classification Standards (“GICS”) for classifying the industry groupings of its portfolio companies. The industry composition of investments based on fair value as of December 31, 2022 was as follows:

December 31, 2022
Aerospace & Defense	2.2%
Application Software	18.2%
Beverages	2.5%
Buildings & Real Estate	1.0%
Commercial Services & Supplies	5.1%
Construction & Engineering	0.5%
Containers & Packaging	1.1%
Diversified Consumer Services	1.5%
Diversified Financial Services	2.5%
Electrical Equipment	5.0%
Food & Staples Retailing	7.5%
Health Care Equipment & Supplies	0.2%
Health Care Providers & Services	3.1%
Health Care Technology	10.9%
Insurance	3.8%
IT Services	6.9%
Life Sciences Tools & Services	0.3%
Pharmaceuticals (1)	0.6%
Professional Services	0.4%
Real Estate Management & Development	1.2%
Road & Rail	0.2%
Specialty Retail	2.0%
Systems Software	23.3%

Total	100.0%

(1)	Includes equity investment in LSI Financing I DAC.
The geographic composition of investments based on fair value as of December 31, 2022 was as follows:

December 31, 2022
United States:
Midwest	12.0%
Northeast	25.9%
South	35.2%
West	21.7%
International	5.2%

Total	100.0%

Owl Rock Technology Income Corp.
Notes to the Consolidated Financial Statements - Continued

Note 5. Fair Value of Investments
The following table presents the fair value hierarchy of investments as of December 31, 2022:

	December 31, 2022
($ in thousands)	Level 1	Level 2	Level 3	Total
First-lien senior secured debt investments	$—	$128,697	$1,429,881	$1,558,578
Second-lien senior secured debt investments	—	22,671	204,015	226,686
Preferred equity investments	—	—	181,670	181,670
Common equity investments	—	—	29,935	29,935

Total Investments	$—	$151,368	$1,845,501	$1,996,869

The following table presents changes in fair value of investments for which Level 3 inputs were used to determine the fair value as of and for the year ended December 31, 2022:

	As of and for the Year Ended December 31, 2022 (1)
($ in thousands)	First-lien senior secured debt investments	Second-lien senior secured debt investments	Preferred equity investments	Common equity investments	Total
Fair value, beginning of period	$—	$—	$—	$—	$—
Purchases of investments, net	1,458,109	205,021	180,606	29,967	1,873,703
Payment-in-kind	2,682	3,135	4,766	—	10,583
Proceeds from investments, net	(33,803)	—	—	—	(33,803)
Net change in unrealized gain (loss)	1,019	(4,254)	(3,851)	(32)	(7,118)
Net realized gains (losses)	17	—	—	—	17
Net accretion/amortization of discount/premium on investments	1,857	113	149	—	2,119
Transfers into (out of) Level 3 (2)	—	—	—	—	—

Fair value, end of period	$1,429,881	$204,015	$181,670	$29,935	$1,845,501

(1)	The Company commenced operations May 2, 2022.
(2)	Transfers between levels, if any, are recognized at the beginning of the period in which the transfers occur.
The following tables present information with respect to net change in unrealized gains on investments for which Level 3 inputs were used in determining the fair value that are still held by the Company for the year ended December 31, 2022:

($ in thousands)	Net change in unrealized gain (loss) for the Year Ended December 31, 2022 on Investments Held at December 31, 2022 (1)
First-lien senior secured debt investments	$1,019
Second-lien senior secured debt investments	(4,254)
Preferred equity investments	(3,851)
Common equity investments	(32)

Total Investments	$(7,118)

(1)	The Company commenced operations May 2, 2022.

Owl Rock Technology Income Corp.
Notes to the Consolidated Financial Statements - Continued

The following tables present quantitative information about the significant unobservable inputs of the Company’s Level 3 investments as of December 31, 2022. The weighted average range of unobservable inputs is based on fair value of investments. The tables are not intended to be all-inclusive,
but instead capture the significant unobservable inputs relevant to the Company’s determination of fair value.

($ in thousands)	Fair Value	Valuation Technique	Unobservable Input	Range (Weighted Average)	Impact to Valuation from an Increase in Input
First-lien senior secured debt investments	$1,261,664	Yield Analysis	Market Yield	8.2% - 19.3% (11.4%)	Decrease
	$168,217	Recent Transaction	Transaction Price	97.2% - 98.5% (98.0%)	Increase
Second-lien senior secured debt investments	$179,525	Yield Analysis	Market Yield	12.7% - 20.1% (15.4%)	Decrease
	24,490	Recent Transaction	Transaction Price	98.0% - 98.0% (98.0%)	Increase
Preferred equity investments	$159,881	Yield Analysis	Market Yield	11.9% - 20.6% (16.0%)	Decrease
	$11,789	Recent Transaction	Transaction Price	96.5% - 100.0% (97.7%)	Increase
	$10,000	Market Approach	EBITDA Multiple	33.8x - 33.8x (33.8x)	Increase
Common equity investments	$13,378	Market Approach	Revenue	11.0x - 16.6x (13.8x)	Increase
	$9,843	Market Approach	EBITDA Multiple	11.4x - 31.6x (15.0x)	Increase
	$6,714	Recent Transaction	Transaction Price	100.0% - 100.0% (100.0%)	Increase
The fair value of the Company’s performing Level 3 debt investments is typically determined utilizing a yield analysis. In a yield analysis, a price is ascribed for each investment based upon an assessment of current and expected market yields for similar investments and risk profiles. Additional consideration is given to the expected life, portfolio company performance since close, and other terms and risks associated with an investment. Among other factors, a determinant of risk is the amount of leverage used by the portfolio company relative to its total enterprise value, and the rights and remedies of the Company’s investment within the portfolio company’s capital structure.
Significant unobservable quantitative inputs typically used in the fair value measurement of the Company’s Level 3 debt investments primarily include current market yields, including relevant market indices, but may also include quotes from brokers, dealers, and pricing services as indicated by comparable investments. For the Company’s Level 3 equity investments, a market approach, based on comparable publicly-traded company and comparable market transaction multiples of revenues, EBITDA, or some combination thereof and comparable market transactions typically would be used.

Owl Rock Technology Income Corp.
Notes to the Consolidated Financial Statements - Continued

Debt Not Carried at Fair Value
Fair value is estimated by discounting remaining payments using applicable current market rates, which take into account changes in the Company’s marketplace credit ratings, or market quotes, if available. The following tables present the carrying and fair values of the Company’s debt obligations as of December 31, 2022:

	December 31, 2022
($ in thousands)	Net Carrying Value (1)	Fair Value
SPV Asset Facility I	$607,253	$607,253
Revolving Credit Facility	410,661	410,661

Total Debt	$1,017,914	$1,017,914

(1)	The carrying value of our Revolving Credit Facility and SPV Asset Facility I are presented net unamortized debt issuance costs of $4.6 million and $6.7 million, respectively.
The following table presents fair value measurements of the Company’s debt obligations as of December 31, 2022:

($ in thousands)	December 31, 2022
Level 1	$—
Level 2	—
Level 3	1,017,914

Total Debt	$1,017,914

Financial Instruments Not Carried at Fair Value
As of December 31, 2022 and December 31, 2021, the carrying amounts of the Company’s assets and liabilities, other than investments at fair value and debt, approximate fair value due to their short term maturities.
Note 6. Debt
In accordance with the 1940 Act, with certain limitations, the Company is allowed to borrow amounts such that its asset coverage, as defined in the 1940 Act, is at least 150% after such borrowing. As of December 31, 2022, the Company’s asset coverage was 195.9%.
Debt obligations consisted of the following as of December 31, 2022 and December 31, 2021:

	December 31, 2022
($ in thousands)	Aggregate Principal Committed	Outstanding Principal	Amount Available (1)	Net Carrying Value (2)
SPV Asset Facility I	$1,000,000	$614,000	$2,867	$607,253
Revolving Credit Facility	750,000	415,229	18,647	410,661

Total Debt	$1,750,000	$1,029,229	$21,514	$1,017,914

(1)	The amount available reflects any collateral related limitations at the Company level related to each credit facility’s borrowing base.
(2)	The carrying value of our SPV Asset Facility I and Revolving Credit Facility are presented net unamortized debt issuance costs of $6.7 million and $4.6 million, respectively.

Owl Rock Technology Income Corp.
Notes to the Consolidated Financial Statements - Continued

	December 31, 2021
($ in thousands)	Aggregate Principal Committed	Outstanding Principal	Amount Available	Net Carrying Value
Promissory Note	$100,000	$—	$100,000	$—

Total Debt	$100,000	$—	$100,000	$—

For the year ended December 31, 2022, the components of interest expense were as follows:

($ in thousands)	For the Year Ended December 31, 2022 (1)
Interest Expense (2)	$32,128
Amortization of debt issuance costs	(1,967)

Total Interest Expense	$30,161

Average interest rate (3)(4)	6.6%
Average daily borrowings (3)(4)	$676,278

(1)	The Company commenced operations on May 2, 2022.
(2)	Interest expense excludes approximately $0.6 million of financing fees incurred in connection with the Macquarie warehouse agreements prior to the commencement of operations on May 2, 2022.
(3)	Averages reflect the period from May 2, 2022, the date of the agreement, through December 31, 2022.
(4)	Averages are calculated based on annualized amounts.
Promissory Note
On October 6, 2021, the Company, as borrower, entered into a Loan Agreement (the “FIC Agreement”) with Owl Rock Feeder FIC LLC, (“Feeder FIC”), an affiliate of the Adviser, as lender, to enter into revolving promissory notes (the “Promissory Notes”) to borrow up to an aggregate of $100.0 million from Feeder FIC. Under the FIC Agreement, the Company could re-borrow
any amount repaid; however, there was no funding commitment between Feeder FIC and the Company.
On March 23, 2022, the Company entered into an amendment to the FIC Agreement to change the manner in which interest is calculated.
The interest rate on amounts borrowed pursuant to the Promissory Note prior to March 23, 2022 was based on the lesser of the rate of interest for an ABR Loan or a Eurodollar Loan under the Credit Agreement dated as of April 15, 2021, as amended or supplemented from time to time, by and among Owl Rock Capital Advisors LLC, an affiliate of the Adviser, as borrower, the several lenders from time to time party thereto, MUFG Union Bank, N.A., as Collateral Agent and MUFG Bank, Ltd., as Administrative Agent.
The interest rate on amounts borrowed pursuant to the Promissory Notes after March 23, 2022 was based on the lesser of the rate of interest for a SOFR Loan or an ABR Loan under the Credit Agreement dated as of December 7, 2021, as amended or supplemented from time to time, by and among Blue Owl Finance LLC, as Borrower, Blue Owl Capital Holdings LP and Blue Owl Capital Carry LP as Parent Guarantors, the Subsidiary Guarantors party thereto, Bank of America, N.A., as Syndication Agent, JPMorgan Chase Bank, N.A., Wells Fargo Bank, National Association and Sumitomo Mitsui Banking Corporation, as
Co-Documentation
Agents and MUFG Bank, Ltd., as Administrative Agent.
The unpaid principal balance of any Promissory Notes and accrued interest thereon was payable by the Company from time to time at the discretion of the Company but immediately due and payable upon 120 days

Owl Rock Technology Income Corp.
Notes to the Consolidated Financial Statements - Continued

written notice by Feeder FIC, and in any event due and payable in full no later than February 28, 2023. The Company intends to use the borrowed funds to leverage its current investment portfolio and to make investments in portfolio companies consistent with its investment strategies.
On June 22, 2022, the Company and Feeder FIC, entered into a termination agreement (the “Termination Agreement”) pursuant to which the FIC Agreement was terminated. Upon execution of the Termination Agreement, there were no amounts outstanding under the Loan Agreement or the Promissory Notes.
Revolving Credit Facility
On May 2, 2022, the Company entered into a Senior Secured Credit Agreement (the “Facility”). The parties to the Facility include the Company, as Borrower, the lenders from time to time parties thereto (each a “Lender” and collectively, the “Lenders”), Sumitomo Mitsui Banking Corporation as Administrative Agent, Sumitomo Mitsui Banking Corporation, as Sole Bookrunner and a Joint Lead Arranger, Truist Securities, Inc., as a Joint Lead Arranger, and Truist Bank as Documentation Agent.
The Facility is guaranteed by each of OR Tech Lending IC LLC, ORTIC BC 1 LLC and ORTIC BC 2 LLC, each a subsidiary of the Company, and will be guaranteed by certain domestic subsidiaries of the Company that are formed or acquired by the Company in the future (collectively, the “Guarantors”). Proceeds of the Facility may be used for general corporate purposes, including the funding of portfolio investments.
The maximum principal amount of the Facility is $750 million (increased from $400 million to $725 million on June 22, 2022 and subsequently increased from $725 million to $750 million on November 14, 2022), subject to availability under the borrowing base, which is based on the Company’s portfolio investments and other outstanding indebtedness. Maximum capacity under the Facility may be increased to $1.75 billion through the exercise by the Company of an uncommitted accordion feature through which existing and new lenders may, at their option, agree to provide additional financing. The Facility includes a $200 million limit for swingline loans, with the aggregate principal amount of outstanding swingline loans of any swingline lender being limited to up to $50 million, and is secured by a perfected first-priority interest in substantially all of the portfolio investments held by the Company and each Guarantor, subject to certain exceptions.
The availability period under the Facility will terminate on May 1, 2026 (“Commitment Termination Date”) and the Facility will mature on April 30, 2027 (“Maturity Date”). During the period from the Commitment Termination Date to the Maturity Date, the Company will be obligated to make mandatory prepayments under the Facility out of the proceeds of certain asset sales and other recovery events and equity and debt issuances.
The Company may borrow amounts in U.S. dollars or certain other permitted currencies. Amounts drawn under the Facility in U.S. dollars will bear interest at either term SOFR plus a margin, or the prime rate plus a margin. The Company may elect either the term SOFR or prime rate at the time of drawdown, and loans denominated in U.S. dollars may be converted from one rate to another at any time at the Company’s option, subject to certain conditions. Amounts drawn under the Facility in other permitted currencies will bear interest at the relevant rate specified therein plus an applicable margin. The Company will also pay a fee of 0.375% on average daily undrawn amounts under the Facility.
The Facility includes customary covenants, including certain limitations on the incurrence by the Company of additional indebtedness and on the Company’s ability to make distributions to its shareholders, or redeem, repurchase or retire shares of stock, upon the occurrence of certain events and certain financial covenants related to asset coverage and other maintenance covenants, as well as customary events of default. The Facility requires a minimum asset coverage ratio with respect to the consolidated assets of the Company and its subsidiaries to senior securities that constitute indebtedness of no less than 1.50 to 1.00, measured at the last day of any fiscal quarter.

Owl Rock Technology Income Corp.
Notes to the Consolidated Financial Statements—(Continued)

SPV Asset Facility I
On April 27, 2022, Tech Income Funding I LLC (the “Tech Income Funding I”), a Delaware limited liability company and a newly formed subsidiary of the Company entered into a Credit Agreement (the “SPV Asset Facility I”) among Tech Income Funding I, as Borrower, the lenders from time to time parties thereto (the “SPV Asset Facility I Lenders”), Goldman Sachs Bank USA as Sole Lead Arranger, Syndication Agent and Administrative Agent, State Street Bank and Trust Company as Collateral Administrator and Collateral Agent and Alter Domus (US) LLC as Collateral Custodian. On May 6, 2022 (the “SVP Asset Facility I Closing Date”), in connection with SPV Asset Facility I, Tech Income Funding I entered into a Margining Agreement (the “Margining Agreement”), with Goldman Sachs Bank USA, as Administrative Agent.
Following the SPV Asset Facility I Closing Date, from time to time, the Company expects to sell and contribute certain investments to Tech Income Funding I pursuant to a Sale and Contribution Agreement by and between the Company and Tech Income Funding I. No gain or loss will be recognized as a result of the contribution. Proceeds from the SPV Asset Facility I will be used to finance the origination and acquisition of eligible assets by Tech Income Funding I, including the purchase of such assets from the Company. The Company retains a residual interest in assets contributed to or acquired by Tech Income Funding I through its ownership of Tech Income Funding I. The maximum principal amount which may be borrowed under the Credit Facility is $1 billion; the availability of this amount is subject to a borrowing base test, which is based on the value of Tech Income Funding I’s assets from time to time, and satisfaction of certain conditions, including certain concentration limits and other portfolio tests.
The SPV Asset Facility I provides for the ability to draw and redraw revolving loans under the SPV Asset Facility I for a period of up to three years after the SPV Asset Facility I Closing Date. Unless otherwise terminated, the SPV Asset Facility I will mature on May 6, 2027 (the “SPV Asset Facility I Stated Maturity”). Prior to the PV Asset Facility I Stated Maturity, proceeds received by Tech Income Funding I from principal and interest, dividends, or fees on assets must be used to pay fees, expenses and interest on outstanding borrowings, applied to reinvest in additional eligible assets (for a period of up to three years after the SPV Asset Facility I Closing Date, subject to certain conditions) and the excess interest may be returned to the Company, subject to certain conditions. On the SPV Asset Facility I Stated Maturity, Tech Income Funding I must pay in full all outstanding fees and expenses and all principal and interest on outstanding borrowings, and the excess may be returned to the Company. The SPV Asset Facility I may be permanently reduced, in whole or in part, at the option of Tech Income Funding I subject to payment of a premium for a period of time.
Amounts drawn bear interest at a reference rate (initially term SOFR) plus a spread of 2.75% and the spread is payable on the amount by which the undrawn amount exceeds a minimum threshold, initially zero and ramping to 70% of the commitment amount. The undrawn amount of the commitment not subject to such spread payment is subject to an undrawn fee of 0.50% per annum. Certain additional fees are payable on each payment date to Goldman Sachs as Administrative Agent. In addition, under the Margining Agreement and Credit Agreement, Tech Income Funding I is required to post cash margin (or in certain cases, additional eligible assets) to the Administrative Agent if a borrowing base deficiency occurs or if the weighted average price gap (as defined in the Margining Agreement), which is a measure of the excess of the aggregate market value assigned by the Administrative Agent to Tech Income Funding I’s assets over the total amount drawn under the SPV Asset Facility I, falls below a threshold level.
The SPV Asset Facility I contains customary covenants, including certain maintenance covenants, and events of default. The SPV Asset Facility I will be secured by a perfected first priority security interest in the assets of Tech Income Funding I and on any payments received by Tech Income Funding I in respect of those assets. Assets pledged to the SPV Asset Facility I Lenders will not be available to pay the debts of the Company.

Owl Rock Technology Income Corp.
Notes to the Consolidated Financial Statements—(Continued)

Borrowings of Tech Income Funding I LLC are considered the Company’s borrowing for purposes of complying with the asset coverage requirements under the 1940 Act.
Note 7. Commitments and Contingencies
Portfolio Company Commitments
From time to time, the Company may enter into commitments to fund investments. As of December 31, 2022, the Company had the following outstanding commitments to fund investments in current portfolio companies:

Portfolio Company	Investment	December 31, 2022
($ in thousands)
AmeriLife Holdings LLC	First lien senior secured delayed draw term loan	$1,515
AmeriLife Holdings LLC	First lien senior secured revolving loan	2,273
Anaplan, Inc.	First lien senior secured revolving loan	6,481
Appfire Technologies, LLC	First lien senior secured delayed draw term loan	16,366
Appfire Technologies, LLC	First lien senior secured revolving loan	1,539
Armstrong Bidco Limited	First lien senior secured delayed draw term loan	3,734
Athenahealth Group Inc.	First lien senior secured delayed draw term loan	870
Avalara, Inc.	First lien senior secured revolving loan	2,273
BTRS Holdings Inc. (dba Billtrust)	First lien senior secured delayed draw term loan	195
BTRS Holdings Inc. (dba Billtrust)	First lien senior secured revolving loan	246
Community Brands ParentCo, LLC	First lien senior secured delayed draw term loan	750
Community Brands ParentCo, LLC	First lien senior secured revolving loan	375
Fullsteam Operations, LLC	First lien senior secured delayed draw term loan	19,934
GI Ranger Intermediate, LLC (dba Rectangle Health)	First lien senior secured delayed draw term loan	7,600
Grayshift, LLC	First lien senior secured revolving loan	5,806
Hyperion Refinance S.a.r.l (dba Howden Group)	First lien senior secured delayed draw term loan	17,714
Iconic IMO Merger Sub, Inc.	First lien senior secured delayed draw term loan	4,963
Iconic IMO Merger Sub, Inc.	First lien senior secured revolving loan	2,010
Inovalon Holdings, Inc.	First lien senior secured delayed draw term loan	1,350
Interoperability Bidco, Inc. (dba Lyniate)	First lien senior secured revolving loan	652
Knockout Intermediate Holdings I Inc. (dba Kaseya Inc.)	First lien senior secured delayed draw term loan	4,050
Knockout Intermediate Holdings I Inc. (dba Kaseya Inc.)	First lien senior secured revolving loan	4,050
ManTech International Corporation	First lien senior secured delayed draw term loan	10,400
ManTech International Corporation	First lien senior secured revolving loan	5,590
Ministry Brands Holdings, LLC	First lien senior secured delayed draw term loan	5,650
Ministry Brands Holdings, LLC	First lien senior secured revolving loan	847
Pacific BidCo Inc.	First lien senior secured delayed draw term loan	954
Ping Identity Holding Corp.	First lien senior secured revolving loan	2,182
Plasma Buyer LLC (dba PathGroup)	First lien senior secured delayed draw term loan	4,412
Plasma Buyer LLC (dba PathGroup)	First lien senior secured revolving loan	1,891
Rubrik, Inc.	First lien senior secured delayed draw term loan	1,857
SailPoint Technologies Holdings, Inc.	First lien senior secured revolving loan	10,896
Securonix, Inc.	First lien senior secured revolving loan	3,559
SimpliSafe Holding Corporation	First lien senior secured delayed draw term loan	7,716
Smarsh Inc.	First lien senior secured delayed draw term loan	3,333
Smarsh Inc.	First lien senior secured revolving loan	1,667
Talon MidCo 2 Limited (dba Tufin)	First lien senior secured delayed draw term loan	118
Talon MidCo 2 Limited (dba Tufin)	First lien senior secured revolving loan	1,369
TC Holdings, LLC (dba TrialCard)	First lien senior secured revolving loan	1,071
The NPD Group, L.P.	First lien senior secured revolving loan	7,973
Zendesk, Inc.	First lien senior secured delayed draw term loan	14,633
Zendesk, Inc.	First lien senior secured revolving loan	6,026

Total Unfunded Portfolio Company Commitments		$196,890

Owl Rock Technology Income Corp.
Notes to the Consolidated Financial Statements - Continued

As of December 31, 2022, the Company believed it had adequate financial resources to satisfy the unfunded portfolio company commitments.
Organizational and Offering Costs
The Adviser and its affiliates have incurred organization and offering costs on behalf of the Company in the amount of $2.3 million for the year ended December 31, 2022, and $1.8 million for the period from June 22, 2021 (Inception) to December 31, 2021, of which, no organization and offering costs have been charged to the Company as of December 31, 2022 and December 31, 2021. Under the Investment Advisory Agreement, there will be no liability on the Company`s part for the offering or organization costs funded by the Adviser or its affiliates until the Company has satisfied the minimum offering requirement. At such time, the Adviser will be entitled to receive up to 1.5% of gross offering proceeds raised in the Company`s continuous public offering until all organization and offering costs funded by the Adviser or its affiliates have been recovered.
Expense Deferral Agreement
The Adviser has agreed to incur and pay certain expenses pursuant to the Expense Deferral Agreement prior to the Company receiving and accepting, in cash, $1.75 billion in aggregate subscriptions from the sale of its shares of common stock in the offering (the “First Subscription Condition”). The Company will be obligated to reimburse one-third
of the aggregate amount of expenses paid by the Adviser upon meeting the First Subscription Condition. See Note 3 “Agreements and Related Party Transactions.”
The total expenses incurred by the Adviser on behalf of the Company for the period from June 22, 2021 (Inception) to December 31, 2021 and for the year ended December 31, 2022, were $2.1 million and $6.7 million, respectively.
Warehousing Transaction with Cliffwater
On November 23, 2021, the Company entered into a warehouse agreement with Cliffwater Corporate Lending Fund (“Cliffwater”) to warehouse $200.0 million of investments. The Company and Cliffwater agreed to increase the size of the warehouse to $500.0 million to fund additional investments as needed. The warehouse agreement created a forward obligation for Cliffwater to sell and a forward obligation for the Company to purchase certain investments owned and held by Cliffwater at the Company’s request. The Company had no obligation to purchase the investments under the warehouse agreement before aggregate subscriptions for the Company’s shares reached $450.0 million.
In May 2022, the Company purchased $376.1 million of funded principal with an aggregate cost of $371.0 million from Cliffwater, under a warehouse agreement, inclusive of $55.2 million of unfunded commitments. The warehouse agreement terminated upon the Company purchasing the last investment from Cliffwater in May 2022.
Warehouse Facility with Macquarie
On March 21, 2022, the Board approved that the Company may enter into multiple purchase agreements with Macquarie US Trading LLC (“Macquarie”) and certain of its affiliates (each, a “Financing Provider” and collectively, the “Financing Providers”). Under the purchase agreements, the Company had forward obligations to settle the purchase of certain investments (the “Warehouse Investments”) from the Financing Providers, each of whom was obligated to settle the sale of such investments subject to the following conditions: (a) that the Company has received a minimum of $450.0 million of subscriptions; and (b) that the Board has approved the purchase of the specific Warehouse Investments (collectively, the “Warehouse Conditions”).

Owl Rock Technology Income Corp.
Notes to the Consolidated Financial Statements - (Continued)

Prior to such time as the Company satisfied the Warehouse Conditions, its obligations under the purchase agreements were guaranteed by an affiliate of the Adviser. On May 10, 2022, conditions under the purchase agreement with Macquarie were met and the Company was obligated to settle $129.2 million of funded principal at the end of the respective minimum day count for each warehouse investment. As of June 8, 2022, the Company settled the 4 warehouse investments that the Financing Providers purchased having an aggregate funded principal of $129.2 million and aggregate cost of $127.0 million. As of December 31, 2022, there were no purchase agreements outstanding with the Financing Providers.
Other Commitments and Contingencies
From time to time, the Company may become a party to certain legal proceedings incidental to the normal course of its business. As of December 31, 2022, management was not aware of any pending or threatened litigation.
Note 8. Net Assets
Authorized Capital and Share Class Description
In connection with its formation, the Company has the authority to issue the following shares:

Classification	Number of Shares	Par Value
Class S Shares	1,000,000,000	$0.01
Class D Shares	1,000,000,000	$0.01
Class I Shares	1,000,000,000	$0.01

Total	3,000,000,000

The Company`s Class S shares are not subject to upfront selling commissions; however, if Class S shares are purchased through certain financial intermediaries, those financial intermediaries may directly charge transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that the selling agents limit such charge to 3.5% of the net offering price per share for each Class S share. Pursuant to a distribution plan adopted by the Company in compliance with Rules
12b-1
and
17d-3
under the 1940 Act, as if those rules applied to the Company, the Company`s Class S shares are subject to annual ongoing services fees of 0.85% of the current net asset value of such shares, as determined in accordance with FINRA rules.
The Company`s Class D shares are not subject to upfront selling commissions; however, if Class D shares are purchased through certain financial intermediaries, those financial intermediaries may directly charge transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that the selling agents limit such charge to 1.5% of the net offering price per share of each Class D share. Pursuant to a distribution plan adopted by the Company in compliance with Rules
12b-1
and
17d-3
under the 1940 Act, as if those rules applied to the Company, the Company`s Class D shares are subject to annual ongoing services fees of 0.25% of the current net asset value of such shares, as determined in accordance with FINRA rules.
The Company`s Class I shares are not subject to upfront selling commissions or annual ongoing service fees.
Common Stock Activity
On September 30, 2021, the Company issued 100 Class I common shares for $1,000 to ORTA. On December 30, 2021, the Company issued 15,000 Class I common shares for $150,000 to Feeder FIC ORTIC.

Owl Rock Technology Income Corp.
Notes to the Consolidated Financial Statements - (Continued)

The following tables summarizes transactions with respect to shares of the Company’s common stock during the years ended December 31, 2022 and December 31, 2021:

	For the Year Ended December 31, 2022
	Class S		Class D		Class I		Total
($ in thousands, except share amounts)	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares/gross proceeds from the continuous public offering	10,701,296	$107,249	106,732	$1,065	8,221,693	$81,980	19,029,721	$190,295
Shares/gross proceeds from the private placements	—	—	—	—	81,114,960	809,660	81,114,960	809,660
Reinvestment of distributions	79,019	789	287	3	1,343,126	13,386	1,422,432	14,178
Repurchased shares	—	—	—	—	(2,876,529)	(28,762)	(2,876,529)	(28,762)

Total shares/gross proceeds	10,780,315	$108,038	107,019	$1,068	87,803,250	$876,264	98,690,584	$985,370
Sales load	—	(581)	—	—	—	—	—	(581)

Total shares/net proceeds	10,780,315	$107,457	107,019	$1,068	87,803,250	$876,264	98,690,584	$984,789

	From Inception (June 22, 2021) to December 31, 2021
	Class S		Class D		Class I		Total
($ in thousands, except share amounts)	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares/gross proceeds from the continuous public offering	—	$—	—	$—	15,100	$151	15,100	$151
Shares/gross proceeds from the private placements	—	—	—	—	—	—	—	—
Reinvestment of distributions	—	—	—	—	—	—	—	—
Repurchased shares	—	—	—	—	—	—	—	—

Total shares/gross proceeds	—	$—	—	$—	15,100	$151	15,100	$151
Sales load	—	—	—	—	—	—	—	—

Total shares/net proceeds	—	$—	—	$—	15,100	$151	15,100	$151

In accordance with the Company’s share pricing policy, the Company will modify its public offering prices to the extent necessary to comply with the requirements of the 1940 Act, including the requirement that it not sell shares at a net offering price below the net asset value per share unless the Company obtains the requisite approval from its shareholders.
The changes to the Company’s offering price per share since the commencement of the Company’s initial continuous public offering and associated effective dates of such changes were as follows:

Class S
Effective Date	Net Offering Price (per share)	Maximum Upfront Sales Load (per share) (1)	Maximum Offering Price (per share)
June 1, 2022	$9.96	$—	$9.96
July 1, 2022	$9.81	$—	$9.81
August 1, 2022	$10.00	$—	$10.00
September 1, 2022	$10.03	$—	$10.03
October 1, 2022	$9.93	$—	$9.93
November 1, 2022	$9.97	$—	$9.97
December 1, 2022	$10.01	$—	$10.01

(1)	Maximum potential upfront sales load per share on Class S shares that can be charged by financial intermediaries is 3.5% of the net offering price.

Owl Rock Technology Income Corp.
Notes to the Consolidated Financial Statements - (Continued)

Class D
Effective Date	Net Offering Price (per share)	Maximum Upfront Sales Load (per share) (1)	Maximum Offering Price (per share)
June 1, 2022	$9.96	$—	$9.96
July 1, 2022	$9.81	$—	$9.81
August 1, 2022	$10.00	$—	$10.00
September 1, 2022	$10.04	$—	$10.04
October 1, 2022	$9.93	$—	$9.93
November 1, 2022	$9.97	$—	$9.97
December 1, 2022	$10.01	$—	$10.01

(1)	Maximum potential upfront sales load per share on Class D shares that can be charged by financial intermediaries is 1.5% of the net offering price.

Class I
Effective Date	Net Offering Price (per share)	Maximum Upfront Sales Load (per share)	Maximum Offering Price (per share)
Initial offering price	$10.00	$—	$10.00
June 1, 2022	$9.96	$—	$9.96
July 1, 2022	$9.81	$—	$9.81
August 1, 2022	$10.00	$—	$10.00
September 1, 2022	$10.04	$—	$10.04
October 1, 2022	$9.93	$—	$9.93
November 1, 2022	$9.97	$—	$9.97
December 1, 2022	$10.01	$—	$10.01
Distributions
The Board intends to authorize and declare monthly distribution amounts per share of common stock, payable monthly in arrears.
The following table presents cash distributions per share that were declared for the year ended December 31, 2022:

Declaration Date (1)	Record Date	Payment Date	Distribution Per Share (2)	Distribution Amount (3)(4)
($ in thousands, except per share amounts)				Class S	Class D	Class I
May 3, 2022	May 31, 2022	June 23, 2022	$0.04583	$—	$—	$2,449
June 24, 2022	June 30, 2022	July 26, 2022	0.05810	4	—	3,435
July 25, 2022	July 31, 2022	August 24, 2022	0.06131	70	—	4,044
August 23, 2022	August 31, 2022	September 26, 2022	0.06458	169	—	4,511
September 26, 2022	September 30, 2022	October 26, 2022	0.07112	336	—	5,424
October 21, 2022	October 31, 2022	November 26, 2022	0.07112	461	2	5,881
November 22, 2022	November 30, 2022	December 23, 2022	0.07478	620	4	6,462
December 21, 2022	December 30, 2022	January 26, 2023	0.07478	728	8	6,567

		Total	$0.52162	$2,388	$14	$38,773

(1)	On November 22, 2022, the Board declared a special distribution of $0.07500 per share, payable on or before February 28, 2023 to shareholders of record as of January 31, 2023.
(2)	Distributions per share are gross of shareholder servicing fees.
(3)	Distribution amounts are net of shareholder servicing fees.
(4)	The Company commenced operations on May 2, 2022.

Owl Rock Technology Income Corp.
Notes to the Consolidated Financial Statements - (Continued)

The Company has adopted a distribution reinvestment plan pursuant to which shareholders (except for residents of Alabama, Arkansas, Idaho, Kansas, Kentucky, Maine, Maryland, Massachusetts, Nebraska, New Jersey, North Carolina, Ohio, Oklahoma, Oregon, Vermont and Washington investors and clients of participating broker-dealers that do not permit automatic enrollment in our distribution reinvestment plan) will have their cash distributions automatically reinvested in additional shares of the Company’s same class of common stock to which the distribution relates unless they elect to receive their distributions in cash.
Sources of distributions, other than net investment income and realized gains on a U.S. GAAP basis, include required adjustments to U.S. GAAP net investment income in the current period to determine taxable income available for distributions.
The following table reflects the source of cash distributions on a U.S. GAAP basis that the Company has declared on its shares of common stock during the period May 2, 2022 (commencement of operations) to December 31, 2022:

	For the Year Ended December 31, 2022  ~~(1)~~
Source of Distribution (3)	Per Share (2)	Amount	Percentage
($ in thousands, except per share amounts)
Net investment income	$0.75909	$58,843	142.9%
Net realized gain (loss) on investments	0.00017	17	—%
Distributions in excess of (undistributed) net investment income	(0.23764)	(17,685)	(42.9)%

Total	$0.52162	$41,175	100.0%

(1)	The Company commenced operations on May 2, 2022.
(2)	Distributions per share are gross of shareholder servicing fees.
(3)	Data in this table is presented on a consolidated basis. Refer to Note 11 “Financial Highlights” for amounts by share class.
Share Repurchases
The Board has complete discretion to determine whether we will engage in any share repurchase, and if so, the terms of such repurchase. At the discretion of our Board, the Company may use cash on hand, cash available from borrowings, and cash from the sale of our investments as of the end of the applicable period to repurchase shares. The Company has commenced a share repurchase program pursuant to which the Company intends to conduct quarterly repurchase offers to allow its shareholders to tender their shares at a price equal to the net offering price per share for the applicable class of shares on each date of repurchase. All shares purchased by the Company pursuant to the terms of each offer to repurchase will be retired and thereafter will be authorized and unissued shares.
The Company intends to limit the number of shares to be repurchased in each quarter to no more than 5.00% of its outstanding shares of common stock. Any periodic repurchase offers are subject in part to the Company’s available cash and compliance with the BDC and RIC qualification and diversification rules promulgated under the 1940 Act and the Code, respectively. While the Company intends to continue to conduct quarterly tender offers as described above, the Company is not required to do so and may suspend or terminate the share repurchase program at any time.

Owl Rock Technology Income Corp.
Notes to the Consolidated Financial Statements - (Continued)

The following table reflects the share repurchase activity of the Company for the year ended December 31, 2022:

Offer Date	Class	Tender Offer Expiration	Tender Offer	Purchase Price per Share	Shares Repurchased
($ in thousands, except per share and share amounts)
August 25, 2022	I	September 30, 2022	$6,703	$9.93	675,034
November 28, 2022	I	December 30, 2022	$22,059	$10.02	2,201,495
Note 9. Earnings Per Share
The following table sets forth the computation of basic and diluted earnings per common share for the year ended December 31, 2022:

	For the Year Ended December 31, 2022 (1)
($ in thousands, except per share amounts)	Class S (2)	Class D (3)	Class I
Increase (decrease) in net assets resulting from operations	$3,001	$19	$42,712
Weighted average shares of common stock outstanding—basic and diluted	5,219,284	64,617	72,916,367
Earnings (loss) per common share—basic and diluted	$0.57	$0.29	$0.59

(1)	The Company commenced operations on May 2, 2022.
(2)	Class S were first issued on June 1, 2022.
(3)	Class D were first issued on October 3, 2022.
Note 10. Income Taxes
Taxable income generally differs from increase in net assets resulting from operations due to temporary and permanent differences in the recognition of income and expenses, and generally excludes net unrealized gains or losses, as unrealized gains or losses are generally not included in taxable income until they are realized.
The Company has elected to be treated for federal income tax purposes, and intends to qualify annual thereafter, as a RIC under Subchapter M of the Code. As a RIC, the Company generally will not have to pay federal income taxes at corporate rates on any ordinary income or capital gains that the Company distributes to its shareholders from its tax earnings and profits. To obtain and maintain its RIC tax treatment, it must, among other things, meet specified source-of-income
and asset diversification requirements and distribute annually at least 90% of its ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any.
For the year ended December 31, 2022, the Company recorded $0.3 million for U.S. federal excise tax:

($ in thousands)	For the Year Ended December 31, 2022 (1)(2)
Increase (decrease) in net assets resulting from operations	$45,732
Adjustments:
Net unrealized (gain) loss on investments	13,154
Excise tax	287
Other book-tax differences	(9,927)

Taxable Income	$49,246

(1)	The Company commenced operations on May 2, 2022.
(2)	Tax information for the fiscal year ended December 31, 2022 is estimated and is not considered final until the Company files its tax return.

Owl Rock Technology Income Corp.
Notes to the Consolidated Financial Statements - (Continued)

Total distributions declared during the year ended December 31, 2022 of $41.2 million were derived from ordinary income, determined on a tax basis. For the calendar year ended December 31, 2022, the Company had $8.1 million of undistributed ordinary income, no undistributed capital gains, as well as $3.2 million of net unrealized gains (losses) on investments and no other temporary differences. For the year ended December 31, 2022, 91.5% of distributed ordinary income qualified as interest related dividend which is exempt from U.S. withholding tax applicable to
non-U.S.
shareholders.
During the year ended December 31, 2022, the Company increased the total distributable earnings (losses) and decreased additional paid in capital. These permanent differences were principally related to $0.3 million attributable to U.S. federal income tax, including excise taxes.
As of December 31, 2022, the net estimated unrealized loss for U.S. federal income tax purposes was $8.2 million based on a tax cost basis of $2.0 billion. As of December 31, 2022, the estimated aggregate gross unrealized loss for U.S. federal income tax purposes was $14.4 million and the estimated aggregate gross unrealized gain for U.S. federal income tax purposes was $6.2 million.
Note 11. Financial Highlights
The following are the financial highlights for a common share outstanding during the year ended December 31, 2022:

	For the Year Ended December 31, 2022 (1)
($ in thousands, except share and per share amounts)	Class S common stock (8)	Class D common stock (9)	Class I common stock
Per share data:
Net asset value, at beginning of period	$9.96	$9.93	$10.00
Results of operations:
Net investment income (2)	0.64	0.28	0.76
Net realized and unrealized gain (loss) (3)	(0.10)	0.03	(0.22)

Net increase (decrease) in net assets resulting from operations	0.54	0.31	0.54

Shareholder distributions:
Distributions from net investment income (4)	(0.48)	(0.22)	(0.52)
Distributions from net realized gains (10)	—	—	—

Net increase (decrease) in net assets from shareholders’ distributions	(0.48)	(0.22)	(0.52)

Total increase (decrease) in net assets	0.06	0.09	0.02

Net asset value, at end of period	$10.02	$10.02	$10.02

Total Return (5)	5.0%	5.4%	5.6%
Ratios
Ratio of net expenses to average net assets (6)(7)	N.M	N.M	N.M
Ratio of net investment income to average net assets (7)	10.8%	6.8%	11.3%
Portfolio turnover rate	N.M	N.M	N.M
Supplemental Data
Weighted-average shares outstanding	5,219,284	64,617	72,916,367
Shares outstanding, end of period	10,780,315	107,019	87,818,350
Net assets, end of period	$108,073	$1,073	$880,351

(1)	The Company commenced operations on May 2, 2022.

Owl Rock Technology Income Corp.
Notes to the Consolidated Financial Statements - (Continued)

(2)	The per share data was derived using the weighted average shares outstanding during the period.
(3)
The amount shown at this caption is the balancing amount derived from the other figures in the schedule. The amount shown at this caption for a share outstanding throughout the period may not agree with the change in the aggregate gains and losses in portfolio securities for the period because of the timing of sales of the Company’s shares in relation to fluctuating market values for the portfolio.

(4)	The per share data was derived using actual shares outstanding at the date of the relevant transaction.
(5)
Total return is not annualized. An investment in the Company is subject to maximum upfront sales load of 3.5% and 1.5% for Class S and Class D common stock, respectively, of the offering price, which will reduce the amount of capital available for investment. Class I common stock is not subject to upfront sales load. Total return displayed is net of all fees, including all operating expenses such as management fees, incentive fees, general and administrative expenses, organization and amortized offering expenses, and interest expenses. Total return is calculated as the change in net asset value (“NAV”) per share (assuming dividends and distributions, if any, are reinvested in accordance with the Company’s dividend reinvestment plan), if any, divided by the beginning NAV per share (which for the purposes of this calculation is equal to the net offering price in effect at that time).

(6)
Operating expenses may vary in the future based on the amount of capital raised, the Adviser’s election to continue expense support, and other unpredictable variables. From May 2, 2022 (commencement of operations) through December 31, 2022, the total operating expenses to average net assets were not meaningful for Class S, Class D and Class I common stock.

(7)
The ratio reflects an annualized amount from May 2, 2022 (commencement of operations) through December 31, 2022, except in the case of non-recurring
expenses (e.g., initial organization expenses) and offering expenses, where applicable.

(8)	Class S were first issued on June 1, 2022.
(9)	Class D were first issued on October 3, 2022.
(10)	The distributions from net realized gain (loss) on investments per share for the year ended December 31, 2022, rounds to less than $0.01 per share.
Note 12. Subsequent Events
The Company’s management evaluated subsequent events through the date of these financial statements. There have been no subsequent events to disclose except for the following:
On January 25, 2023, our Board declared a distribution of $0.07478 per share, payable on or before February 28, 2023 to shareholders of record as of January 31, 2023.
On February 21, 2023, our Board declared a distribution of $0.07478 per share, payable on or before March 31, 2023 to shareholders of record as of February 28, 2023.
As of March 8, 2023, the Company has issued approximately 14.7 million shares of its Class S common stock, approximately 95.8 million shares of its Class I common stock and 0.4 million shares of its Class D common stock and has raised total gross proceeds of approximately $148.1 million, $956.9 million, and $3.7 million respectively, including seed capital of $1,000 contributed by its Adviser in September 2021 and approximately $50.0 million in gross proceeds raised from Feeder FIC ORTIC and Blue Owl Holdings, entities affiliated with the Adviser. In addition, the Company has received $65.3 million in subscription payments which the Company accepted on March 3, 2023 and which is pending the Company’s determination of the net asset value per share applicable to such purchase.

APPENDIX A: FORM OF SUBSCRIPTION AGREEMENT

Blue Owl Technology Income Corp. Subscription Agreement Blue Owl Technology Income Corp. (referred to herein as the Company or OTIC) 1 | Your Investment 1A Investment Amount $ 1B Investment Type Select one Initial Investment Additional Investment 1C Share Class Select one Class S Upfront sales load up to 3.5% $25,000 minimum initial investment Class D Upfront sales load up to 1.5% $25,000 minimum initial investment Class I No upfront sales load $1,000,000 minimum initial investment 2 Form of Ownership 2AAccount Type Individual Individual with Transfer on Death* Joint Tenants with Right of Survivorship Joint Tenants with Transfer on Death* Community Property Tenants in Common Taxable Trust Uniform Gift/Transfer to Minors State of Entity (select type below) Other *Requires Transfer on Death form that can be found at www.blueowlproducts.com Traditional IRA Roth IRA SEP IRA Rollover IRA Beneficial IRA Pension Plan Tax Exempt Trust Profit Sharing Plan Non-Profit Organization 2BAccount Information Account Number Custodian Information (If applicable) Custodian Name Custodian Signature 2CEntity Information Trustee(s) and/or Authorized Signatory(s) information must be provided in Section 3. The information provided must be compliant with IRS Form W-9 and related instructions. Please refer to www.IRS.gov for Form W-9. Select One Partnership Trust S-Corp C-Corp LLC Other Entity Name Tax ID Number Date of Formation Entity Address City State ZIP Jurisdiction (If Non U.S., please provide a completed W-8) Exemptions (See Form W-9 instructions) Exempt Payee Code (If Any) Exemption from FATCA Reporting Code (If Any) Email: ServiceDesk@blueowl.com Blue Owl Service Center: 1-844-331-3341 1 of 6

Blue Owl OTIC Subscription Agreement 3 | Investor Information The information provided in Section 3 must be compliant with IRS Form W-9 and related instructions. Please refer to www.IRS.gov for Form W-9. The Company requires a U.S. Residential Street Address to be completed below. Please refer to Section 4 to provide a Mailing address if different than whats listed below. 3A Investor Name (Investor / Trustee / Executor / Authorized Signatory Information) Name (first, middle, last) Date of Birth Tax ID Number (SSN/EIN) Residential Street Address City State ZIP Title Email Address Phone Number Are you a U.S. person? Yes No Country (If Non-U.S., Form W-8 is required) 3B Co-Investor Name (Co-Investor / Co-Trustee / Co-Executor / Co-Authorized Signatory Information, if applicable) Name (first, middle, last) Date of Birth Tax ID Number (SSN/EIN) Residential Street Address City State ZIP Title Email Address Phone Number Are you a U.S. person? Yes No Country (If Non-U.S., Form W-8 is required) 3CCo-Investor Name (Co-Investor / Co-Trustee / Co-Executor / Co-Authorized Signatory Information, if applicable) Name (first, middle, last) Date of Birth Tax ID Number (SSN/EIN) Residential Street Address City State ZIP Title Email Address Phone Number Are you a U.S. person? Yes No Country (If Non-U.S., Form W-8 is required) 4 | Alternate Mailing Address (if applicable) Mailing Address City State ZIP Email: ServiceDesk@blueowl.comBlue Owl Service Center: 1-844-331-3341 2 of 6

Blue Owl OTIC Subscription Agreement 5 | Distribution Instructions You are automatically enrolled in our Distribution Reinvestment Plan, unless you are a resident of ALABAMA, ARKANSAS, IDAHO, KANSAS, KENTUCKY, MAINE, MARYLAND, MASSACHUSETTS, NEBRASKA, NEW JERSEY, NORTH CAROLINA, OHIO (CLASS I ONLY),OKLAHOMA, OREGON, VERMONT or WASHINGTON. Refer to the prospectus for terms of the Distribution Reinvestment Plan. If you participate in the Distribution Reinvestment Plan or make subsequent purchases of shares of the Company, and you fail to meet the minimum net worth or annual income requirements for making an investment or you can no longer make the representations or warranties set forth in Section 7, you are expected to promptly notify your broker-dealer, financial advisor or investment advisor in writing of the change and to terminate your participation in the Distribution Reinvestment Plan. If you are not a resident of the states listed above, you are automatically enrolled in the Distribution Reinvestment Plan. Please check here if you DO NOT wish to be enrolled in the Distribution Reinvestment Plan and complete the Cash Distribution Information section below. If you ARE a resident of Ohio and a holder of Class S or Class D Shares, please check here. You are NOT eligible to participate in the Distribution Reinvestment Plan. If you ARE a resident of Alabama, Arkansas, Idaho, Kansas, Kentucky, Maine, Maryland, Massachusetts, Nebraska, New Jersey, North Carolina, Ohio (Class I Only), Oklahoma, Oregon, Vermont or Washington, you are not automatically enrolled in the Distribution Reinvestment Plan. Please check here if you wish to enroll in the Distribution Reinvestment Plan. You will automatically receive cash distributions unless you elect to enroll in the Distribution Reinvestment Plan. Only complete the following information if you do not wish to enroll in the Distribution Reinvestment Plan Residents of Ohio who are holders of Class S or Class D Shares are required to complete the following information For custodial held accounts, if you elect cash distributions the funds must be sent to the custodian. Pay to Brokerage Account # Fidelity RBC Charles Schwab TD Ameritrade Pershing Other Mail a check to Investor Mailing Address Electronic Deposit Select one Checking Savings Name of Financial Institution Account Number ABA Routing Number The Company is authorized to deposit distributions to the checking, savings or brokerage account indicated above. This authority will remain in force until the Company is notified otherwise in writing. If the Company erroneously deposits funds into the account, the Company is authorized to debit the account for an amount not to exceed the amount of the erroneous deposit. 6 | Electronic Delivery Consent (optional) By signing below and agreeing to electronic delivery, I (we) confirm that, to the extent possible, I (we) consent to receiving all future stockholder communications, including purchase confirmations, quarterly investor statements, repurchase offers & annual tax documents, electronically and consent to stop delivery of all paper communications. For purposes of this consent, electronic delivery includes delivery via e-mail and/or by posting such documents to the Companys website, investor portal, and may include documents provided in portable document format (PDF) or via links to external websites. I (we) acknowledge that I (we) will not receive paper copies of stockholder communications in the future unless (i) I (we) change or revoke my (our) election at any time by notifying OTIC, which I (we) have the right to do at any time (ii) my (our) consent is terminated by an invalid email address; or (iii) I (we) specifically requesting a paper copy of a particular stockholder communication from OTIC, which I (we) have the right to do at any time. I (we) have provided a valid email address. If that email address changes, I (we) will send a notice of the new email address by contacting Blue Owls Service Center, provided that I (we) understand that providing an updated e-mail address will not change my (our) election to receive stockholder communications electronically. I (we) understand that any changes to my (our) election to receive stockholder communications electronically may take up to 30 days to take effect and that I (we) have the right to request a paper copy of any electronic communication by contacting Blue Owls Service Center during that 30 day period. The electronic delivery service is free; however, I (we) may incur certain costs, such as usage charges from an Internet service provider, printing costs, software download costs or other costs associated with access to electronic communications or the Companys investor portal. I (we) understand this electronic delivery program may be changed or discontinued and that the terms of this agreement may be amended at any time. I (we) understand that there are possible risks associated with electronic delivery such as emails not transmitting, links failing to function properly and system failures of online service providers, and that there is no warranty or guarantee given concerning the transmissions of email, the availability of the Companys investor portal, or information on it, other than as required by law. Owner or Authorized Person Signature Date Email: ServiceDesk@blueowl.com Blue Owl Service Center: 1-844-331-3341 3 of 6

Blue Owl 7 | Investor Initials In order to induce the Company to accept this subscription, I (we) hereby represent and warrant as follows*: Each investor must initial representations A through G if applicable: Primary Investor Initials Co-Investor Initials Co-Investor Initials A I (we) have received the prospectus (as amended or supplemented) for the Company at least five business days prior to the date hereof. B I (we) acknowledge that shares of this offering are illiquid and appropriate only as a long-term investment. C I (we) represent that I am/(we are) am either purchasing the shares for my (our) own account, or if I am (we are) purchasing shares on behalf of a trust or other entity of which I am (we are) a trustee or authorized agent, I (we) have due authority to execute this subscription agreement and do hereby legally bind the trust or other entity of which I am (we are) trustee or authorized agent. D I (we) represent that I (we) either have (i) a net worth of at least $250,000 or (ii) a net worth of at least $70,000 and a gross annual income of at least $70,000. (Net worth does not include home, furnishings and personal automobiles). E Initial only if applicable: I am (we are) a resident of Alabama, California, Idaho, Iowa, Kansas, Kentucky, Maine, Massachusetts, Missouri, Nebraska, New Mexico, North Dakota, Ohio, Oklahoma, Oregon, Tennessee, Vermont, Virginia or Washington and meet the additional suitability requirements imposed by my (our) state of primary residence as set forth in the prospectus (as amended or supplemented as of the date hereof) under the section described in the prospectus and entitled Suitability Standards. F Initial only if applicable: I am (we are) an Ohio investor and represent that I shall not invest more than 10% of my (our) liquid net worth in the issuer, affiliates of the Company, and in any other non-traded investment program. Liquid net worth is defined as that portion of net worth (total assets exclusive of primary residence, home furnishings, and automobiles, minus total liabilities) comprised of cash, cash equivalents, and readily marketable securities. G Initial only if applicable: I am (we are) a New Jersey investor and have (a) a minimum liquid net worth of at least $100,000 and a minimum annual gross income of not less than $85,000, or (b) a minimum liquid net worth of $350,000. For these purposes,liquid net worth is defined as that portion of net worth (total assets exclusive of home, home furnishings, and automobiles, minus total liability) that consists of cash, cash equivalent and readily marketable securities. In addition, I am (we are) a New Jersey investor and my investment in the Company, its affiliates, and other non-publicly traded direct investment programs (including real estate investment trusts, business development companies, oil and gas programs, equipment leasing programs and commodity pools, but excluding unregistered, federally and state exempt private offerings) does not exceed ten percent (10%) of my (our) liquid net worth. *Except in the case of fiduciary accounts, such as those administered by trustees, guardians, conservators, custodians and personal representatives, an investor may not grant any person a power of attorney to make the representations on his, her, or its behalf. Email: ServiceDesk@blueowl.com Blue Owl Service Center: 1-844-331-3341 4 of 6

8 | Important Information Rights, Certifications and Authorizations Substitute IRS Form W-9 Certification: Under penalties of perjury, I certify that: 1. The taxpayer identification number shown on this subscription agreement in Section 2 or 3 is my correct taxpayer identification number or (I am waiting for a number to be issued to me), and 2. I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and 3. I am a U.S. citizen or other U.S. person (defined in IRS Form W-9 instructions), and 4. The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct Certification Instructions: You must cross out certification 2 if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding. Non-U.S. persons should cross out certifications 1 through 3 above and must complete and provide us with a valid IRS Form W-8. By signing below, you also acknowledge: You should not expect to be able to sell your shares regardless of how we perform. The Company may offer to repurchase a limited number of shares and/or you may be able to sell your shares, in either case it is likely you will receive less than your initial purchase price. We do not intend to list our shares on any securities exchange and we do not expect a secondary market in the shares to develop. You should consider that you may not have access to the money you invest for an indefinite period of time. Because you will be unable to sell your shares, you will be unable to reduce your exposure in any market downturn. The Company may pay distributions from sources other than earnings which may affect future distributions. The amount of distributions, if any, are uncertain and at the discretion of the Companys board of directors. An investment in our shares is not suitable for you if you need access to the money you invest. Our distributions may be funded from unlimited amounts of offering proceeds or borrowings, which may constitute a return of capital and reduce the amount of capital available to us for investment. Any capital returned to stockholders through distributions will be distributed after payment of fees and expenses. Our distributions to stockholders may be funded in significant part from the reimbursement of certain expenses, including through the waiver of certain investment advisory fees, that may be subject to repayment to our investment adviser. Significant portions of these distributions may not be based on our investment performance and such waivers and reimbursements may not continue in the future. The repayment of any amounts owed will reduce the future distributions to which you would otherwise be entitled. Each investor must sign below (Custodians must sign in Section 2 on a custodial account) Investor or Authorized Person Signature Joint Investor or Authorized Person Signature Joint Investor or Authorized Person Signature Date Date Date Email: ServiceDesk@blueowl.com Blue Owl Service Center: 1-844-331-3341 5 of 6 Blue Owl OTIC Subscription Agreement

9 | Investor Representative Information The financial advisor or investor representative (each, an Investor Representative) listed below hereby warrants that he/she is duly licensed and may lawfully sell shares in the state designated as the investors legal residence or is exempt from such licensing. Name of Financial Institution Financial Institution CRD Number - or - Name of Investor Representative(s) Rep/Advisor Number/Team ID Rep CRD Number Office Street Address City State ZIP Email Address Phone Number 10 | Investor Representative Signature The undersigned confirms by its signature that it (i) has reasonable grounds to believe that the information and representations concerning the investor(s) identified herein are true, correct and complete in all respects; (ii) has verified that the form of ownership selected is accurate and, if other than individual ownership, has verified that the individual executing on behalf of the investor(s) is properly authorized and identified; (iii) has discussed such investors prospective purchase of shares with such investor(s); (iv) has advised such investor(s) of all pertinent facts with regard to the liquidity and marketability of the shares; (v) has delivered the prospectus and related amendments and supplements, if any, to such investor(s); (vi) understands that no sale of shares shall be completed until at least five business days after the date the investor(s) receives a copy of the prospectus, as amended or supplemented; and (vii) has reasonable grounds to believe that the purchase of shares is a suitable investment for such investor(s), that such investor(s) meets the Suitability Standards applicable to such investor(s) set forth in the prospectus (as amended or supplemented as of the date hereof), and that such investor is in a financial position to enable such investor to realize the benefits of such an investment and to suffer any loss that may occur with respect thereto. The Broker Dealer, Financial Advisor or Investor Representative listed in Section 9 has performed functions required by federal and state securities laws and, as applicable, FINRA rules and regulations, including, but not limited to Know Your Customer, Suitability and PATRIOT Act (AML, Customer Identifi-cation) as required by its relationship with the investor(s) identified on this document. By checking the share class in Section 1, you affirm that in accordance with the prospectus (i) this investment meets applicable qualifying criteria, and (ii) fees due are reduced or waived as disclosed therein. This subscription agreement and all rights hereunder shall be governed by, and interpreted in accordance with, the laws of the state of Maryland. I understand this Subscription Agreement is for the offering of OTIC. Investor Representative Signature Date 11 | Delivery Instructions Cash, money order, counter checks, third party checks and travelers checks will NOT be accepted. If a check received from an investor is returned for insufficient funds or otherwise not honored, OTIC, or its agent, may return the check with no attempt to redeposit. In such event, any issuance of the shares or declaration of distributions on shares may be rescinded by OTIC. OTIC may reject any subscription, in whole or in part, in its sole discretion. By Wire Transfer: UMB Bank NA ABA Routing Number: 101000695 OTIC Account Number: 98 7233 6127 Account Name: UMB Bank NA, Escrow Agent for Blue Owl Technology Income Corp. By Standard Mail: OTIC c/o DST Systems, Inc. as Processing Agent PO BOX 219398 Kansas City, MO 64121-9398 Overnight Mail: OTIC c/o DST Systems, Inc. as Processing Agent STE 219398 430 W 7th Kansas City, MO 64105-1407 To ensure the fastest possible processing of this Subscription Agreement, all relevant information must be completed. Each subscription will be accepted or rejected as soon as reasonably possible. However, the Company has up to 30 days to accept or reject each subscription from the date the subscription is received by the Companys Processing Agent. Investors will receive a confirmation of their purchase. Custodial accounts, forward subscription agreement to the custodian. Email: ServiceDesk@blueowl.com Blue Owl Service Center: 1-844-331-3341 6 of 6 Blue Owl OTIC Subscription Agreement

APPENDIX B: SUPPLEMENTAL PERFORMANCE INFORMATION OF THE ADVISER
The Company is a recently organized, externally managed closed-end management investment company with no operating history that has elected to be regulated as a BDC under the 1940 Act. The performance information presented below is for funds currently advised by the Adviser or its affiliates that have investment strategies that are substantially similar to the investment strategies of the Company (“Similar Accounts”). Performance information is presented for funds that focus primarily on originating and making debt and equity investments in technology-related companies based primarily in the United States. The Similar Accounts represent all funds managed by Adviser or its affiliates that have substantially similar investment strategies to the investment strategies of the Company.
This supplemental performance information is provided to illustrate the past performance of the Adviser and its directly lending affiliates, in managing funds with investment strategies that are substantially similar to the investment strategies of the Company. Currently, Blue Owl Technology Finance Corp. II is the only fund or account managed by the Adviser that has an investment strategy that is substantially similar to the Company’s investment strategy. Currently, Blue Owl Technology Finance Corp. is the only fund or account managed by an affiliate of the Adviser that has an investment strategy that is substantially similar to the Company’s investment strategy.
The performance of the Similar Accounts presented below is not the performance record of the Company and should not be considered a substitute for the Company’s own performance. Past returns are not indicative of future performance.
The fees and expenses of the Company may be higher than those of certain of the Similar Accounts. Had the Similar Accounts’ performance reflected the anticipated fees and expenses of the Company, their performance may have been lower. In addition, although the Similar Accounts have substantially similar investment strategies to the investment strategies of the Company, the Company will not always make the same investments as any Similar Accounts, and, therefore, the investment performance of the Company will differ from the investment performance of the Similar Accounts.
The following table sets forth the historical net annualized total returns of the Similar Accounts for period ending September 30, 2023.
Similar Accounts

	Inception	1-Year	3-Year	Since Inception
Blue Owl Technology Finance Corp. (1)	July 2018	0.0%	0.0%	8.8%
Blue Owl Technology Finance Corp. II (2)	October 2021	N/A	N/A	9.6%

(1)	Blue Owl Technology Finance Corp.’s total return is based on an IRR calculation due to Blue Owl Technology Finance Corp.’s capital call drawdown activity.
(2)	Blue Owl Technology Finance Corp. II to be included when there is sufficient return data.
The historical performance presented above includes the impact of any sales load, transaction or other fees, distribution fees or servicing fees.
Net returns are presented after management fees, distribution fees, organizational expenses, fund expenses, and performance-based compensation but before any taxes or tax withholding incurred by investors.

B-1

BLUE OWL TECHNOLOGY INCOME CORP.
Maximum Offering of up to $5,000,000,000 in
Class S, Class D and Class I Shares of Common Stock

PROSPECTUS

You should rely only on the information contained in this prospectus. No dealer, salesperson or other person is authorized to make any representations other than those contained in this prospectus and supplemental literature authorized by Blue Owl Technology Income Corp. and referred to in this prospectus, and, if given or made, such information and representations must not be relied upon. This prospectus is not an offer to sell nor is it seeking an offer to buy these securities in any jurisdiction where the offer or sale is not permitted. The information contained in this prospectus is accurate only as of the date of this prospectus, regardless of the time of delivery of this prospectus or any sale of these securities. You should not assume that the delivery of this prospectus or that any sale made pursuant to this prospectus implies that the information contained in this prospectus will remain fully accurate and correct as of any time subsequent to the date of this prospectus. Until March 14, 2024 (90 days after the date of this prospectus), all dealers that effect transactions in these securities, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealer’s obligation to deliver a prospectus when acting as soliciting dealers with respect to their unsold allotments or subscriptions.

December 15, 2023

PART C

Other Information

Item 25.	Financial Statements and Exhibits

(1) Financial Statements

The following financial statements of Blue Owl Technology Income Corp. are included in Part A of this Registration Statement.

FINANCIAL STATEMENTS:

INTERIM FINANCIAL STATEMENTS

AUDITED FINANCIAL STATEMENTS

(2)	Exhibits

(a)(1)	Articles of Amendment and Restatement (incorporated by reference to Exhibit (a)(1) to the Company’s Registration Statement on Form N-2, filed on October 6, 2021).

(a)(2)	Articles of Amendment and Restatement, dated February 23, 2021, as amended through June 22, 2023 (incorporated by reference to Exhibit 3.1 to the Company’s Quarterly Report on Form 10-Q filed on August 10, 2023).

(a)(3)	Second Amended and Restated Articles of Incorporation (incorporated by reference to Exhibit 3.1 to the Company’s Current Report on Form 8-K filed on May 2, 2022).

(a)(4)	Articles of Amendment (incorporated by reference to Exhibit 3.1 to the Company’s Current Report on Form 8-K filed on June 22, 2023).

(b)(1)	Bylaws of the Registrant (incorporated by reference to Exhibit (b) to the Company’s Registration Statement on Form N-2, filed on October 6, 2021).

(b)(2)	Amended and Restated Bylaws (incorporated by reference to Exhibit 3.1 to the Company’s Current Report on Form 8-K filed on May 11, 2022).

(b)(3)	Second Amended and Restated Bylaws (incorporated by reference to Exhibit 3.2 to the Company’s Current Report on Form 8-K filed on June 22, 2023).

(b)(4)	Third Amended and Restated Bylaws (incorporated by reference to Exhibit 3.2 to the Company’s Quarterly Report on Form 10-Q filed on November 9, 2023).

(d)	Form of Subscription Agreement (included in the Prospectus as Appendix A)*

(e)	Form of Distribution Reinvestment Plan (incorporated by reference to Exhibit (e) to the Company’s Registration Statement on Form N-2, filed on February 9, 2022).

(g)(1)	Investment Advisory Agreement by and between the Company and ORTA (incorporated by reference to Exhibit (g)(1) to the Company’s Registration Statement on Form N-2, filed on October 6, 2021).

(g)(2)	Investment Advisory Agreement by and between the Company and ORTA II (incorporated by reference to Exhibit (g)(2) to Pre-Effective Amendment No. 1 to the Company’s Registration Statement on Form N-2, filed on January 7, 2022).

(k)(1)	Administration Agreement by and between the Company and ORTA (incorporated by reference to Exhibit (k)(1) to the Company’s Registration Statement on Form N-2, filed on October 6, 2021).

(k)(2)	License Agreement (incorporated by reference to Exhibit (k)(2) to the Company’s Registration Statement on Form N-2, filed on October 6, 2021).

(k)(3)	Escrow Agreement (incorporated by reference to Exhibit (k)(3) to the Company’s Registration Statement on Form N-2, filed on February 9, 2022).

(k)(4)	Form of Expense Support and Conditional Reimbursement Agreement by and among the Registrant and ORTA (incorporated by reference to Exhibit (k)(4) to the Company’s Registration Statement on Form N-2, filed on October 6, 2021).

(k)(5)	Loan Agreement, by and among the Company and Feeder FIC (incorporated by reference to Exhibit (k)(5) to the Company’s Registration Statement on Form N-2, filed on October 6, 2021).

(k)(6)	Waiver Agreement, dated October 1, 2021, between the Company and ORTA (incorporated by reference to Exhibit (k)(6) to the Company’s Registration Statement on Form N-2, filed on October 6, 2021).

(k)(7)	Facility Agreement, dated as of November 23, 2021, by and between Cliffwater Corporate Lending Fund, as Seller, and Owl Rock Technology Income Corp., as Purchaser (incorporated by reference to Exhibit (k)(7) to Pre-Effective Amendment No. 1 to the Company’s Registration Statement on Form N-2, filed on January 7, 2022).

(k)(8)	Termination Agreement by and between the Company and ORTA regarding the Administration Agreement by and between the Company and ORTA (incorporated by reference to Exhibit (k)(8) to Pre-Effective Amendment No. 1 to the Company’s Registration Statement on Form N-2, filed on January 7, 2022).

(k)(9)	Termination Agreement by and between the Company and ORTA regarding the Investment Advisory Agreement by and between the Company and ORTA (incorporated by reference to Exhibit (k)(9) to Pre-Effective Amendment No. 1 to the Company’s Registration Statement on Form N-2, filed on January 7, 2022).

(k)(10)	Administration Agreement by and between the Company and ORTA II (incorporated by reference to Exhibit (k)(10) to Pre-Effective Amendment No. 1 to the Company’s Registration Statement on Form N-2, filed on January 7, 2022).

(k)(11)	Waiver Agreement, dated November 30, 2021, between the Company and ORTA II (incorporated by reference to Exhibit (k)(11) to Pre-Effective Amendment No. 1 to the Company’s Registration Statement on Form N-2, filed on January 7, 2022).

(k)(12)	Form of Expense Support and Conditional Reimbursement Agreement by and among the Registrant and ORTA II (incorporated by reference to Exhibit (k)(12) to Pre-Effective Amendment No. 1 to the Company’s Registration Statement on Form N-2, filed on January 7, 2022).

(k)(13)	Amendment No. 1 to the Loan Agreement between Owl Rock Technology Income Corp. and Owl Rock Feeder FIC LLC, dated March 23, 2022 (incorporated by reference to Exhibit 10.19 to the Company’s Annual Report on Form 10-K, filed on March 25, 2023).

(k)(14)	Waiver Agreement, dated March 23, 2022, between the Company and ORTA II (incorporated by reference to Exhibit 10.20 to the Company’s Annual Report on Form 10-K, filed on March 25, 2022).

(k)(15)	Expense Deferral Agreement, dated March 23, 2022, between the Company and ORTA II (incorporated by reference to Exhibit 10.21 to the Company’s Annual Report on Form 10-K, filed on March 25, 2022).

(k)(16)	Senior Secured Credit Agreement, dated as of May 2, 2022, between Owl Rock Technology Income Corp., the Lenders and Issuing Banks party thereto and Sumitomo Mitsui Banking Corporation as Administrative Agent (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on May 4, 2022).

(k)(17)	Secured Credit Facility, dated as of April 27, 2022, among Tech Income Funding I LLC, as Borrower, the Lenders from time to time parties thereto, Goldman Sachs Bank USA as Sole Lead Arranger, Syndication Agent and Administrative Agent, State Street Bank and Trust Company as Collateral Administrator and Collateral Agent and Alter Domus (US) LLC as Collateral Custodian (incorporated by reference to Exhibit 10.2 to the Company’s Quarterly Report on Form 10-K, filed on May 10, 2022).

(k)(18)	Sale and Contribution Agreement between Owl Rock Technology Income Corp., as Seller, and Tech Income Funding I LLC, as Purchaser, dated as of May 6, 2022 (incorporated by reference to Exhibit 10.2 to the Company’s Quarterly Report on Form 10-K, filed on May 10, 2022).

(k)(19)	Credit Agreement, dated as of April 27, 2022, by and among Tech Income Funding I LLC, as Borrower, the lenders from time to time parties thereto, Goldman Sachs Bank USA as Sole Lead Arranger, Syndication Agent and Administrative Agent, State Street Bank and Trust Company as Collateral Administrator and Collateral Agent and Alter Domus (US) LLC as Collateral Custodian (incorporated by reference to Exhibit 10.1 to the Company’s Quarterly Report on Form 10-K, filed on August 10, 2022).

(k)(20)	Senior Secured Credit Agreement, dated as of May 2, 2022, between Owl Rock Technology Income Corp., the Lenders and Issuing Banks party thereto and Sumitomo Mitsui Banking Corporation as Administrative Agent (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on May 4, 2022).

(k)(21)	Termination Agreement, dated June 22, 2022, between Owl Rock Technology Income Corp. and Owl Rock Feeder FIC LLC (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on June 27, 2022).

(k)(22)	Amendment No. 1 to the Expense Deferral Agreement, dated May 9, 2023, between the Company and Owl Rock Technology Advisors II LLC (incorporated by reference to Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q, filed on May 11, 2023).

(k)(23)	Credit and Security Agreement, dated as of May 31, 2023, among Tech Income Funding II LLC, as Borrower, Owl Rock Technology Income Corp., as Collateral Manager and Equityholder, Citibank, N.A., as Administrative Agent and the lenders from time to time parties thereto (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on June 5, 2023).

(k)(24)	Sale and Contribution Agreement, dated as of May 31, 2023 between Owl Rock Technology Income Corp., as Seller, and Tech Income Funding II LLC, as Purchaser (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on June 5, 2023).

(k)(25)	Amended and Restated Multi-Class Plan*

(k)(26)	License Agreement (incorporated by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K, filed on July 6, 2023).

(k)(27)	Master Note Purchase Agreement, dated July 6, 2023, between Blue Owl Technology Income Corp. and the purchasers party thereto (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on July 6, 2023).

(k)(28)	Amendment No. 1 to the Credit and Margining Agreement, dated as of July 31, 2023 by and among Tech Income Funding I LLC, as Borrower, the Lenders referred to therein, Goldman Sachs Bank USA as Sole Lead Arranger, Syndication Agent and Administrative Agent, State Street Bank and Trust Company as Collateral Administrator and Collateral Agent and Alter Domus (US) LLC as Collateral Custodian (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on August 3, 2023).

(k)(29)	First Amendment to Senior Secured Credit Agreement, dated as of October 23, 2023, between Blue Owl Technology Income Corp., the Lenders and Issuing Banks party thereto and Sumitomo Mitsui Banking Corporation as Administrative Agent (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on October 25, 2023).

(l)	Opinion of Eversheds Sutherland (US) LLP.*

(n)(1)	Consent of Independent Registered Public Accounting Firm.*

(n)(2)	Report of Independent Registered Accounting Firm on Supplemental Information.*

(r)	Code of Ethics (incorporated by reference to Exhibit 14.1 to the Company’s Annual Report on Form 10-K, filed March 9, 2023).

(s)	Calculation of Filing Fee Tables.*

101.INS	Inline XBRL Instance Document.

101.SCH	Inline XBRL Taxonomy Extension Schema Document.

101.CAL	Inline XBRL Taxonomy Extension Calculation Linkbase Document.

101.DEF	Inline XBRL Taxonomy Extension Definition Linkbase Document.

101.LAB	Inline XBRL Taxonomy Extension Label Linkbase Document.

101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document.

(104)	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Filed herewith.

Item 26.	Marketing Arrangements

The information contained under the heading “Plan of Distribution” in this Registration Statement is incorporated herein by reference.

Item 27.	Other Expenses of Issuance And Distribution

SEC registration fee	$738,000
FINRA filing fee	$225,500
Legal*	$1,370,000
Printing*	$170,000
Accounting*	$—
Blue Sky Expenses*	$660,000
Advertising and Sales*	$—
Literature*	$—
Due Diligence*	$60,000
Transfer Agent and Escrow Agent*	$133,073
Total	$3,356,573

*	Amounts are estimates

Item 28.	Persons Controlled By or Under Common Control

Immediately prior to this offering, Blue Owl Technology Credit Advisors LLC, an affiliate of our Adviser, a Delaware limited liability company, will own 100% of the outstanding common stock of the Registrant. Following the completion of this offering, Blue Owl Technology Credit Advisors LLC’s share ownership is expected to represent less than 1% of the Registrant’s outstanding common stock.

The following list sets forth each of our subsidiaries, the state or country under whose laws the subsidiary is organized, and the percentage of voting securities or membership interests owned by us in such subsidiary:

ORTIC BC 1 LLC (Delaware)	100%
ORTIC BC 2 LLC (Delaware)	100%
ORTIC BC 3 LLC (Delaware)	100%
ORTIC BC 4 LLC (Delaware)	100%
Tech Income Funding I LLC (Delaware)	100%
OR Tech Lending IC LLC (Delaware)	100%
Tech Income Funding II LLC (Delaware)	100%
Tech Income Funding III LLC (Delaware)	100%

See “Management of the Company,” “Certain Relationships and Related Party Transactions” and “Control Persons and Principal Shareholders” in the Prospectus contained herein.

Item 29.	Number of Holders of Securities

The following table sets forth the number of record holders of the Registrant’s common stock at November 30, 2023.

Title of Class	Number of Record Holders
Class S Shares	1,942
Class D Shares	246
Class I Shares	348

Item 30.	Indemnification

The information contained under the heading “Description of our Capital Stock” is incorporated herein by reference.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described above, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person in the successful defense of an action suit or proceeding) is asserted by a director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is again public policy as expressed in the Act and will be governed by the final adjudication of such issue.

The Registrant carries liability insurance for the benefit of its directors and officers (other than with respect to claims resulting from the willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office) on a claims-made basis.

The Registrant has agreed to indemnify the underwriters against specified liabilities for actions taken in their capacities as such, including liabilities under the Securities Act.

Item 31.	Business and Other Connections of Adviser

A description of any other business, profession, vocation or employment of a substantial nature in which Blue Owl Technology Credit Advisors II LLC, and each managing director, director or executive officer of Blue Owl Technology Credit Advisors II LLC, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the section entitled “Business — Our Adviser.” Additional information regarding Blue Owl Technology Credit Advisors II LLC and its officers and directors is set forth in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No. 801-113628), and is incorporated herein by reference.

Item 32.	Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act, and the rules thereunder are maintained at the offices of:

(1) the Registrant;

(2) the Transfer Agent;

(3) the Custodian;

(4) the Investment Adviser; and

(5) the Administrator.

Item 33.	Management Services

Not Applicable.

Item 34.	Undertakings

We hereby undertake:

(1) Not applicable.

(2) Not applicable.

(3)(a) to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

(i) to include any prospectus required by Section 10(a)(3) of the Securities Act;

(ii) to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and

(iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

(b) that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment will be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time will be deemed to be the initial bona fide offering thereof;

(c) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering; and

(d) that, for the purpose of determining liability under the Securities Act to any purchaser,

(i) if the Registrant is relying on Rule 430B [17 CFR 230.430B]: each prospectus filed by the Registrant pursuant to Rule 424(B)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (x), or (xi) for the purpose of providing the information required by Section 10(a) of the Securities Act shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date; or

(ii) if the Registrant is subject to Rule 430C [17 CFR 230.430C]: each prospectus filed pursuant to Rule 424(b) under the Securities Act as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(e) that for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities: The undersigned Registrant undertakes that in an offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(i) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the Securities Act 17 CFR 230.497;

(ii) the portion of any advertisement pursuant to Rule 482 under the Securities Act 17 CFR 230.482 relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(iii) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

(4) Not applicable.

(5) Not Applicable.

(6) Not Applicable.

(7) to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), the Registrant certifies that this Registration Statement on Form N-2 meets all of the requirements for effectiveness under Rule 486(b) under the Securities Act and has duly caused this Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York, on the 15th day of December, 2023.

BLUE OWL TECHNOLOGY INCOME CORP.

By:	/s/ Bryan Cole
Name: Bryan Cole
Title: Chief Operating Officer and
Chief Financial Officer

POWER OF ATTORNEY

Each officer and director of Blue Owl Credit Income Corp. whose signature appears below constitutes and appoints Craig W. Packer, Bryan Cole and Jonathan Lamm, and each of them to act without the other, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and revocation, for him or her and in his or her name, place, and stead, in any and all capacities, to sign this Registration Statement on Form N-2 and any and all amendments thereto, including post-effective amendments and any registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on December 15, 2023. This document may be executed by the signatories hereto on any number of counterparts, all of which constitute one and the same instrument.

/s/ Craig W. Packer Craig W. Packer	Chief Executive Officer, President and Director

/s/ Edward D’Alelio Edward D’Alelio	Chairman of the Board, Director

/s/ Melissa Weiler Melissa Weiler	Director

/s/ Christopher M. Temple Christopher M. Temple	Director

/s/ Eric Kaye Eric Kaye	Director

/s/ Victor Woolridge Victor Woolridge	Director

/s/ Alan Kirshenbaum Alan Kirshenbaum	Director and Executive Vice President

/s/ Bryan Cole Bryan Cole	Chief Operating Officer and Chief Financial Officer

/s/ Matthew Swatt Matthew Swatt	Co-Treasurer, Co-Controller, and Co-Chief Accounting Officer

/s/ Shari Withem Shari Withem	Co-Treasurer, Co-Controller, and Co-Chief Accounting Officer

/s/ Jennifer McMillon Jennifer McMillon	Co-Treasurer, Co-Controller, and Co-Chief Accounting Officer